UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08690

MassMutual Premier Funds

(Exact name of registrant as specified in charter)

1295 State Street, Springfield, MA 01111

(Address of principal executive offices) (Zip code)

Eric Wietsma

1295 State Street, Springfield, MA 01111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 413-788-8411

Date of fiscal year end: 10/31/11

Date of reporting period: 10/31/11

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MassMutual Premier Funds. Investors should consider a Fund’s investment objective, risks and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MassMutual Premier Funds – President’s Letter to Shareholders

To Our Shareholders

Eric Wietsma

“MassMutual believes that, as a retirement investor, you should have a customized strategy based on your own unique time horizon and tolerance for risk. In addition, our view is that regularly monitoring your retirement accounts and making appropriate adjustments to your investment choices over time may be one of the most effective ways you can help yourself reach your long-term retirement income goals.”

October 31, 2011

Equity and fixed-income markets advance despite continued volatility

I am pleased to present you with the MassMutual Premier Funds Annual Report, covering the year ended October 31, 2011. It was another year of ups and downs for retirement investors. Overall, equity and fixed-income markets in the United States advanced during the period, although only in the single digits or less, as volatility continued to play a major role. Foreign equity markets were down during the year, as severe economic instability in Europe continued to play a major role, particularly in countries such as Greece and Italy.

The market environment of the past year left many investors bewildered at times and was often driven by fiscal instability and geopolitical unrest, which served to remind investors in the United States that we are not insulated from events beyond our shores.

Fortunately, the long-term nature of investing for retirement gives many individuals the ability to wait out market uncertainty, even if retirement is on the horizon or has begun – since most retirees generally do not access all of their retirement funds at once, but over the course of many years. Volatile markets are a reality of investing. Experienced investors know that keeping certain investing guidelines in mind (such as those discussed below) during volatile periods can help them maintain their long-term perspective.

Keep these basic ideas in mind

Time may be on your side

Investing for retirement is not something that happens overnight; it’s a decades-long process for most people. The financial markets will experience periods of volatility from time to time, but many patient investors who have taken a long-term approach have managed to ride out the downturns and have successfully grown their account balances and reached their retirement goals over time.

Invest regularly and contribute as much as you can

The performance of the financial markets is only one component of the retirement investment equation. Other important factors are the consistency and level of contributions you make to your account(s). If you haven’t yet done so, you may wish to establish a personal plan to systematically contribute as much as possible in consideration of your current and anticipated retirement income needs as well as your long-term goals. In fact, increasing your contribution rate on a regular basis, even by small increments, may result in substantially higher account balances over time.

Make informed choices and seek professional guidance

It’s important to select a combination of investments that aligns with your risk tolerance and will give you the best opportunity to help you reach your retirement income goals. If you work with a financial professional, this may be an excellent time to consider contacting him or her to help you monitor and evaluate your personal retirement investment strategy, make any appropriate adjustments, and help ensure that your plan is aligned with your retirement income objectives.

(Continued)

MassMutual Premier Funds – President’s Letter to Shareholders (Continued)

Remember: You’re in it for the long term

We believe doing business with MassMutual is the sign of a good decision, since our primary focus is to help you prepare for a more financially secure future. Perhaps one of the most important things you can do is to remember that daily events in the financial markets shouldn’t drive your overall strategy, since investing for retirement is a long-term proposition. MassMutual believes that, as a retirement investor, you should have a customized strategy based on your own unique time horizon and tolerance for risk. In addition, our view is that regularly monitoring your retirement accounts and making appropriate adjustments to your investment choices over time may be one of the most effective ways you can help yourself reach your long-term retirement income goals.

Thank you for your ongoing trust in MassMutual.

Sincerely,

Eric Wietsma

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 11/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Funds – Economic and Market Overview

October 31, 2011

Stock and bond markets advance despite ongoing economic challenges

Stocks and bonds in the United States both advanced during the year ended October 31, 2011, although the one-year performance numbers masked a great deal of volatility throughout the period – as political and economic problems worldwide kept investors on edge for much of the year. Foreign equity markets were not as fortunate, however, as continuing problems on the world stage caused them to fall into negative territory for the year.

Certain economic indicators continued to concern economists during the period. For example, unemployment remained stubbornly high, although there were some bright spots in certain data releases. Housing, another major economic indicator, continued to struggle, as prices throughout the country generally continued their decline and ran in lockstep with reduced volume in contract signings. Some positive signals drove optimism in parts of the country, particularly the South and West, and provided some encouragement to sellers in an otherwise challenging real estate environment.

The Federal Reserve (the “Fed”) kept interest rates at historically low levels, with the federal funds rate remaining at 0.0% to 0.25% – where it has been since December 2008 – in an ongoing attempt to stimulate the economy. After its November 2010 meeting, the Fed issued a statement that contained language signaling its intention to keep the federal funds rate exceptionally low for an “extended period,” and reaffirmed the commitment in September 2011, pledging to keep short-term rates low at least until mid-2013. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. Fed efforts to stimulate the economy during the year included a second round of quantitative easing via targeted bond purchases in November 2010, known as QE2, which ended along with the second quarter in June 2011. Additionally, in October 2011, the Fed implemented “Operation Twist,” which further aims to boost economic growth by causing long-term interest rates to decline. The plan involves shifting some of the central bank’s holdings from shorter-maturity Treasuries to those with longer maturities.

The United States government’s long-term fiscal situation garnered increasingly frequent headlines focused on the budget and the ongoing debate over where to cut federal spending. The extension of the Bush-era tax cuts passed by Congress in December 2010 – a legislative package with a cost approaching $858 billion – helped the stock market finish the year on a positive note; however, partisan Congressional wrangling over the debt ceiling increase in the summer of 2011 contributed to an already volatile market environment and gave investors little confidence that the current Congress will reach an agreement about any significant legislation likely to benefit the U.S. economy.

Market performance

Despite a good deal of volatility, both bonds and equities were in positive territory for the year ended October 31, 2011, with stocks generally outperforming bonds. The Dow Jones Industrial AverageSM (the “Dow”), a well-known measure of blue-chip stock performance, advanced 7.52%; and the S&P 500® Index (the “S&P 500”), which measures the progress of large-cap stocks in the U.S., returned 8.09%. The small-cap Russell 2000® Index underperformed both the Dow and the S&P 500, with its 6.71% return. Technology stock benchmark the NASDAQ Composite® Index (“NASDAQ”) also posted a single-digit return of 7.06%. Worldwide equity markets were another story, however, as they lost traction during the year. The MSCI® EAFE® Index, a barometer for foreign stocks in developed markets, declined 4.08%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, lost even more, dropping 7.72% for the year.

Fixed-income investments underperformed their equity counterparts during the 12 months. The Barclays Capital U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, gained 5.01%. Treasury bills advanced only slightly – as measured by the Citigroup 3-Month Treasury Bill Index, which gained just 0.10%. Similarly, the Barclays Capital U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned a mere 1.07%. Conversely, the best performer in the fixed-income arena was the Barclays Capital U.S. Corporate High Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, which advanced 5.17%.*

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MassMutual Premier Funds – Economic and Market Overview (Continued)

A challenging start to the fiscal year

Equity markets turned in mixed results in the last two months of 2010, with much better success in December (when all major benchmarks advanced) than in November. The unemployment rate in the U.S. climbed to 9.8% in November from 9.6% in October. Additionally, near year-end, there were renewed fears of a double dip in the U.S. housing market following an unexpectedly steep drop in the S&P Case-Shiller Home Price Index, a measure of home prices in 20 urban markets.

First quarter of 2011 presents mixed financial news

Despite considerable volatility later in the first quarter of 2011, stock prices advanced in the midst of conflicts in the Middle East and the catastrophic one-two-three punch of an earthquake, tsunami, and nuclear accident in Japan. Share prices received some support from the Fed’s second round of quantitative easing, and from further improvements in some U.S. economic data, which indicated continued modest growth and a reduction in unemployment.

Reports released during the first quarter of 2011 indicated that the U.S. economy grew 3.1% during the fourth quarter of 2010, accelerating modestly relative to earlier in the year. There was also some progress on the jobs front, with unemployment falling from 9.4% in December 2010 to 8.9% in February 2011, the last month for which data became available during the quarter. That said, unemployment continued to remain stubbornly high. Finally, numerous data releases showed that the housing market continued to be depressed.

Bonds outperform stocks in the second quarter of 2011 as challenges continue

In the second quarter of 2011, bonds outperformed their equity counterparts in the U.S., as stock investors exhibited fresh concerns over the sustainability of the U.S. economic recovery and a possible resolution of Greece’s fiscal woes. In the bond market, Treasury yields declined (and prices rallied) as investors grew more pessimistic about the prospects for U.S. economic growth, The yield of the bellwether 10-year Treasury note fell, reflecting investors’ preference for the safety of U.S. Treasuries over riskier investments in the more challenging market environment. Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.

Second-quarter report releases indicated that the U.S. economy grew at a 1.9% annual pace in the first quarter of 2011, slightly better than earlier forecasts but still considerably weaker than the 3.1% rate recorded for the fourth quarter of 2010. The economy typically expands by more than 3% annually during an economic recovery, the pace that economists consider necessary to bring down unemployment. Unfortunately, the unemployment figures for May, released early in June, showed a bump up to 9.1% from 9.0%, while non-farm payrolls increased by just 54,000, compared with 232,000 during April.

Third quarter of 2011: Bonds again outpace stocks; Fed announces new initiative

The U.S. stock market had a challenging third quarter, with most widely followed market indexes suffering double-digit losses. Worsening economic news in the U.S. and abroad, a downgrade of the U.S. sovereign credit rating, and Greece’s seemingly inexorable slide toward a default on its loans were key factors undermining investor sentiment. On August 1, Congress agreed to raise the U.S. debt ceiling and approved some deficit-reduction measures – narrowly missing an August 2 deadline that would have forced the nation into default. Shortly thereafter, citing Congress’s “political brinksmanship,” Standard & Poor’s lowered its credit rating for the United States from AAA to AA+, which triggered a wave of stock selloffs in the U.S. Another factor hampering stocks was a large downward revision in first-quarter GDP, from 1.9% to 0.4%. The Fed committed to keeping short-term interest rates low at least until mid-2013 in September and announced the $400 billion Operation Twist would begin in October. Unemployment for August 2011 remained at 9.1%, unchanged from the previous month, marking the fifth consecutive month with the U.S. jobless rate at a level of 9% or higher. Finally, corporate earnings remained strong, and economic growth strengthened in the third quarter, with GDP growth improving to a 2.5% annualized increase, following an anemic 1.3% in the second quarter.

October 2011: Stocks advance strongly; unemployment data stabilizes

October was the best month for stocks in the past nine years and was the first month the S&P 500 has gone without two consecutive days of declines since October 2006. Virtually every broad stock market index appreciated significantly, as equity

MassMutual Premier Funds – Economic and Market Overview (Continued)

investors drove strong gains following the announcement of the second installment of a rescue plan for Greece and, more broadly, the European Union itself. Following that news, demand for U.S. Treasury securities decreased sharply and the yield on the 10-year Treasury note rose. Furthermore, initial jobless claims held steady in a narrow range just above 400,000 during October. The four-week average of 405,500 was 10,000 below the month-ago period and hinted at mild improvement for the October employment report.

As the fiscal year came to an end, one intriguing question that emerged was whether or not stock prices had fully registered the bad news on the U.S. economy, Greece’s potential debt default, and the burgeoning economic struggles of other euro zone countries. It is reasonable to expect that investors will continue to focus on those situations, economic news here and abroad, and geopolitical shifts worldwide for some kind of signal about what the future may hold for the global financial markets.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 11/1/11 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MassMutual Premier Money Market Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Money Market Fund, and who is the Fund’s subadviser?

This Fund seeks to maximize current income to the extent consistent with liquidity and the preservation of capital by investing in a diversified portfolio of money market instruments. It is important to note that this Fund seeks to maintain, but does not guarantee, a stable net asset value of $1.00 per share. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 0.00%, trailing the 0.10% return of the Citigroup 3-Month Treasury Bill Index (the “benchmark”), an unmanaged index representing the performance of 3-month U.S. Treasury bills that reflects reinvestment of all distributions and changes in market prices. During the period, the Fund waived certain fees to allow it to achieve the 0.00% return. The Fund’s Class S shares would have had a negative return if the waiver had not been in effect.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Over the past year, the Fund’s absolute performance was adversely affected by continued low nominal yields driven by the Federal Reserve’s (the “Fed”) response to the sluggish pace of the economic recovery. In the face of this low interest rate environment, the Fund has been purchasing shorter-dated, mostly non-financial commercial paper, except in cases where we have perceived rewards for investing in debt securities with longer maturities from high-quality companies. We significantly reduced the Fund’s holdings in financial commercial paper over the past year, due in large part to the problems suffered by euro zone banks.

As of October 31, 2011, one-month LIBOR (London Interbank Offered Rate), an interest rate used in the short-term international interbank market, was unchanged from a year ago at 0.25% – and three-month LIBOR was higher, at 0.43% (relative to 0.29% one year ago), due mostly to the sovereign debt crisis in Europe. This rise in the three-month rate is a fairly recent phenomenon, with rates hitting an all-time low of 0.245% in mid-June 2011, rising to 0.33% at the end of August, and finishing the period at 0.43%. Since the Fund is positioned with a short-duration and high-quality bias, we did not have to materially alter our approach during this volatile period. (Duration is a measure of sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Unfortunately for the Fund, longer-dated, non-financial commercial paper rates have not risen in line with three-month LIBOR because of the high demand for non-financial commercial paper, which has kept rates down. This increased demand came about partially when former buyers of European bank commercial paper were forced to look elsewhere for investment options when those banks fell out of favor.

The Fund has taken advantage of the spike in three-month LIBOR by purchasing floating-rate bonds (“floaters”) issued by high-quality companies. At the beginning of the period, the Fund did not have exposure to floaters, but as of October 31, 2011, floaters constituted 8% of the portfolio. These floaters trade off of three-month LIBOR rates, which have risen due to the uncertainty in Europe. These floaters are mainly very highly rated U.S. companies. With quarterly resets, the Fund’s yield has risen due to increased LIBOR rates. These purchases, combined with the continued low yield of the benchmark Treasury bill, were beneficial for the Fund’s relative performance.

Subadviser outlook

We expect uncertainty in Europe, combined with an anemic recovery in the United States, to continue. We foresee interest rates staying low in the near future, but are always keeping an eye on the economy and any statements by the Fed that might indicate inflation is accelerating and an interest-rate hike is on the horizon.

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Given the uncertainties still facing the markets, we continue to believe that not adding duration or buying lower-quality issues is a sound strategy, even if it means giving up a few basis points of yield. As an example, the Fund resisted the urge to reach for higher yield and did not buy longer-dated European bank commercial paper earlier in the year. We will continue to focus on constructing portfolios with enhanced liquidity and high-credit-quality investments, adjusting quickly to changing market conditions, and maintaining our commitment to preservation of principal and liquidity.

MassMutual Premier Money Market Fund Asset Allocation (% of Net Assets) on 10/31/11 (Unaudited)

Commercial Paper	81.4%
U.S. Treasury Bonds & Notes	6.9%
Corporate Debt	4.9%
Discount Notes	4.6%
Certificates of Deposit	2.0%
U.S. Treasury Bills	0.6%
Time Deposits	0.4%

Total Short-Term Investments	100.8%
Other Assets and Liabilities	(0.8)%

Net Assets	100.0%

MassMutual Premier Money Market Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Money Market Fund Class S, Class A, Class Y, and the Citigroup 3-Month Treasury Bill Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class S	0.00%	1.57%	1.77%
Class A	0.00%	1.42%	1.49%
Class Y	0.00%	1.52%	1.69%
Citigroup 3-Month Treasury Bill Index	0.10%	1.53%	1.89%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup 3-Month Treasury Bill Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Treasury bills are backed by the U.S. government and offer a fixed rate of return, while the Fund's shares are not guaranteed. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

An investment in the MassMutual Premier Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Short-Duration Bond Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 2.38%, outperforming the 1.07% return of the Barclays Capital U.S. 1-3 Year Government Bond Index (the “benchmark”), an unmanaged index of U.S. government bonds with one to three years remaining to the scheduled payment of principal.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

A decline in interest rates was the main contributor to the Fund’s performance over the year ended October 31, 2011, with 5- and 10-year U.S. Treasury yields declining by 0.47% and 0.59%, respectively. Spread advantage was a secondary contributor to portfolio performance. (Spreads represent the difference in yields between comparable Treasury and corporate bonds.)

Looking at the Fund’s returns from an asset class perspective, collateralized products – including asset-backed securities (ABS), commercial mortgage-backed securities (CMBS), collateralized mortgage obligations (CMOs), and mortgage-backed securities (MBS) – were the star performers, following by the Fund’s corporate credit holdings and Treasuries. Within the corporate sector, lower-quality assets (BBB and BB) outperformed their higher-quality counterparts (AAA and AA), although both added value on an absolute basis.

Treasuries were positive performers for the year, with yields declining across the board despite Standard & Poor’s surprising downgrade of U.S. debt. In an ironic twist, Treasury prices rose and yields declined following the downgrade, with Treasuries becoming their own “flight-to-quality” trade. Treasuries also benefited from investors’ flight to quality during the year due to massive European sovereign concerns. The Federal Reserve (the “Fed”) finished its $600 billion QE2 program (i.e., the Fed’s second round of quantitative easing via targeted bond purchases) and continued buying Treasuries rather than MBS prepayments. At the end of the third quarter 2011, the Fed announced “Operation Twist,” which the central bank implemented in October and will result in the Fed selling short-maturity Treasuries in order to buy longer-dated ones – all in an attempt to drive down longer-term bond yields and stimulate the economy.

The main detractor from Fund performance during the year was weakness in corporate bonds. We made a decision during 2011 to reduce the portfolio’s exposure to corporate bonds, as we believed these bonds were already attractively priced in that environment and were concerned about continued economic weakness. The position reduction helped mitigate some of the underperformance of corporate bond holdings.

Finally, we use derivative instruments on occasion for yield-curve, duration, and downside risk management. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) The Fund drew positive performance from its derivative portfolio during the year.

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Subadviser outlook

We remain concerned about the high unemployment rate and the grindingly slow pace of economic recovery. While the U.S. economy has shown some scattered signs of improvement, European economies have continued to languish on weak government dynamics, which has negatively impacted the U.S. recovery. While inflation has increased (ordinarily, a serious concern for the Fed from a historical perspective), the Fed has, more recently, downplayed the increase in this economic indicator – choosing instead to remain focused on keeping interest rates low.

In order to offset historically low Treasury rates, we intend to maintain the Fund’s credit exposures, but will likely trade opportunistically to rotate among asset sectors, industries, and credits. We plan to remain focused on duration management in light of the increase in yield-curve volatility we’ve seen in the fixed-income market recently.

MassMutual Premier Short-Duration Bond Fund Quality Structure (% of Net Assets) on 10/31/11 (Unaudited)

U.S. Government, Aaa/AAA	36.9%
Aa/AA	4.1%
A/A	5.2%
Baa/BBB	14.4%
Ba/BB	6.3%
B and Below	0.7%

Total Long-Term Investments	67.6%
Short-Term Investments and Other Assets and Liabilities	32.4%

Net Assets	100.0%

MassMutual Premier Short-Duration Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class S	2.38%	5.37%	4.53%
Class A	2.02%	4.98%	4.12%
Class A (sales load deducted)*	-1.55%	4.23%	3.75%
Class Y	2.30%	5.34%	4.49%
Class L	2.18%	5.22%	4.38%
Barclays Capital U.S. 1-3 Year Government Bond Index	1.07%	3.89%	3.35%

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class N, Class N (CDSC fees deducted), and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/02 - 10/31/11
Class N	1.67%	4.66%	3.69%
Class N (CDSC fees deducted)*	0.67%	4.66%	3.69%
Barclays Capital U.S. 1-3 Year Government Bond Index	1.07%	3.89%	3.14%+

Hypothetical Investments in MassMutual Premier Short-Duration Bond Fund Class Z and the Barclays Capital U.S. 1-3 Year Government Bond Index.

TOTAL RETURN	Since Inception 12/3/10 - 10/31/11
Class Z	3.05%
Barclays Capital U.S. 1-3 Year Government Bond Index	1.28%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 3.50% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. 1-3 Year Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Inflation-Protected and Income Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital by investing, under normal circumstances, at least 80% of its net assets in inflation-indexed bonds and other income-producing securities. The Fund may invest up to 15% of its assets in non-U.S. holdings, but will normally (though not necessarily) hedge foreign currency risk back to the U.S. dollar. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 8.99%, modestly underperforming the 9.03% return of the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) (the “benchmark”), an unmanaged index that measures the broad performance of U.S. Treasury inflation-indexed bonds.

How do inflation-indexed bonds protect against inflation?

Like many other fixed-income securities, U.S. Treasury inflation-indexed bonds pay income twice a year, based on a stated coupon rate. However, both the principal and the interest payment are adjusted for the level of inflation. The inflation rate – as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) – results in an adjustment to the principal amount of an inflation-protected security. The coupon rate is then applied to the adjusted principal amount to determine the interest payment. For example, assuming an inflation rate of 3%, a security with a par value of $1,000 and an annual coupon rate of 1.75%, the adjusted principal amount after one year would be $1,030 ($1,000 increased by 3%). The semi-annual interest payment would be calculated by multiplying $1,030 by 1.75% and dividing by 2 instead of using the original $1,000 par value to calculate the amount of interest.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Because of the environment of extreme market volatility that prevailed over the past year, we positioned the Fund more defensively, versus the benchmark, than in previous years. This opportunistic positioning proved beneficial to overall results, although the Fund’s performance suffered somewhat by not taking full advantage of volatility in breakeven rates. (The breakeven rate refers to the difference between TIPS and Treasury issues with the same maturity.)

The Fund’s full-year performance received a boost from high-quality money market and consumer asset-backed securities primarily focused on U.S. government-guaranteed student loans and high-quality auto loans. The program’s repurchase agreements are managed to provide diversification by counterparty and maturity, both of which have helped support the consistent performance of the Fund.

We may use derivative instruments for yield-curve and duration management as well as for replicating cash bonds and gaining market exposure to express views. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates. Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Derivatives contributed modestly to the Fund’s performance during the year.

Subadviser outlook

The European debt crisis, concerns over slowing U.S. and global growth, and high unemployment and weak home prices continue to dampen inflation expectations. In turn, slower growth and sluggish employment trends continue to support more balanced commodity and equity prices. As a result, breakeven rates and any changes in inflation expectations remain subject to further economic progress and/or setbacks.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Elevated volatility has resulted in our relatively neutral positioning of the Fund compared to the benchmark.

MassMutual Premier Inflation-Protected and Income Fund Quality Structure (% of Net Assets) on 10/31/11 (Unaudited)

U.S. Government, Aaa/AAA	110.7%
Aa/AA	3.1%
A/A	1.1%
Baa/BBB	0.4%

Total Long-Term Investments	115.3%
Short-Term Investments and Other Assets and Liabilities	(15.3)%

Net Assets	100.0%

MassMutual Premier Inflation-Protected and Income Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/03 - 10/31/11
Class S	8.99%	7.24%	6.12%
Class A	8.50%	6.80%	5.60%
Class A (sales load deducted)*	3.34%	5.77%	4.95%
Class Y	8.80%	7.13%	6.01%
Class L	8.64%	6.96%	5.84%
Class N	8.16%	6.50%	5.34%
Class N (CDSC fees deducted)*	7.16%	6.50%	5.34%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	9.03%	7.54%	6.43%+

Hypothetical Investments in MassMutual Premier Inflation-Protected and Income Fund Class Z and the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L).

TOTAL RETURN	Since Inception 3/1/11 - 10/31/11
Class Z	11.62%
Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L)	11.47%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/04.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L) is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Core Bond Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Core Bond Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return consistent with prudent investment risk and the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities. Under normal circumstances, the Fund invests at least 80% of its net assets in investment grade fixed income debt securities (rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s or, if unrated, determined to be of comparable quality by the subadviser). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 4.79%, underperforming the 5.01% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund achieved positive results from opportunistic positioning in corporate bonds and other non-Treasuries (“credits”) with attractive valuations. Despite overall positive results, however, interest-rate and yield-curve hedging positions detracted from Fund performance. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) These positions were geared towards a neutral duration and yield-curve stance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Some of the positive returns from our credit strategy were reduced in the early part of the third quarter, but were offset by buying protection on credit positions, as well as a recovering mortgage position.

Corporate bonds benefited from improved fundamentals (including positive earnings, stronger balance sheets, high cash levels, and lower leverage), but macroeconomic events – such as sovereign debt fears, global growth concerns, financial regulation, and inconsistent economic data – hampered this sector over the past year. Sector rotation, prudent security selection and broad diversification generally translated to results that were neutral contributors to performance. We concentrated the use of security selection and sector rotation in bonds representing capital goods, metals and mining, and gas pipelines, which were the portfolio’s overweight positions, relative to the benchmark. The Fund’s underweight allocations were in holdings of foreign sovereign bonds, pharmaceutical companies and energy producers.

During the year, we increased the Fund’s underweight position in Treasuries by adding other bond types, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), mortgage-backed securities (MBS), and corporate credits. We transitioned holdings in MBS from 15- to 30-year conventional mortgages, while the Fund maintained an underweight position in higher-quality issuers with explicit governmental guarantees. The Fund’s high-yield credit allocation grew by slightly more than 1%, relative to last year, and primarily affected the industrials sector. We focused on opportunistic trading in agency mortgage pass-throughs and tactical allocations based on issuers and coupons in the securitized sector, which also contributed positively to Fund performance.

We occasionally use derivative instruments in the Fund for yield-curve, duration, and downside risk hedging. We continue to mainly use a CMBX short position, a derivative designed to protect against downside risk in CMBS securities, which we implemented to offset the Fund’s position in higher-quality, older vintage CMBS securities and to protect against what we viewed as negative fundamentals in this sector. The CMBS market sold off during the second half of 2011, which led the CMBX derivative position to have a positive impact on performance. We added both sovereign and investment-grade credit macro hedges mid-year, which benefited returns. In addition, we removed a derivative position that we had originally implemented to benefit from a flattening of the yield curve, which had a net negative impact on the Fund when short-term rates continued to fall throughout the period.

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Subadviser outlook

Global growth is slowing. Our view is that U.S. growth will be modest at best; some indicators have been flashing recessionary warnings. Despite weaker growth and a higher dollar, corporate America is still doing well, with solid balance sheets and earnings. Our base case is for modest growth with outcomes potentially skewed by the extent of financial contagion, if any, that may arise from the European crisis. U.S. rates are likely to stay low and range-bound based on the recent Federal Reserve (the “Fed”) policy, “Operation Twist,” which has been largely reflected in current rates. Operation Twist involves the Fed selling short-maturity Treasuries in order to buy longer-dated ones – all in an attempt to drive down longer-term bond yields and stimulate the economy.

Valuations look increasingly attractive in credits, but may be vulnerable to systemic shocks in the near future. The current environment has rewarded security selection decisions more than sector choices. We remain opportunistic across all rating categories and sectors as we seek bonds with compelling relative value.

MassMutual Premier Core Bond Fund Quality Structure (% of Net Assets) on 10/31/11 (Unaudited)

U.S. Government, Aaa/AAA	59.9%
Aa/AA	5.8%
A/A	9.7%
Baa/BBB	17.5%
Ba/BB	5.7%
B and Below	0.8%

Total Long-Term Investments	99.4%
Short-Term Investments and Other Assets and Liabilities	0.6%

Net Assets	100.0%

MassMutual Premier Core Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Core Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class S	4.79%	6.62%	5.50%
Class A	4.39%	6.23%	5.08%
Class A (sales load deducted)*	-0.57%	5.20%	4.57%
Class Y	4.75%	6.62%	5.46%
Class L	4.70%	6.49%	5.34%
Barclays Capital U.S. Aggregate Bond Index	5.01%	6.41%	5.46%

Hypothetical Investments in MassMutual Premier Core Bond Fund Class N, Class N (CDSC fees deducted), and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/02 - 10/31/11
Class N	4.12%	5.96%	4.72%
Class N (CDSC fees deducted)*	3.14%	5.96%	4.72%
Barclays Capital U.S. Aggregate Bond Index	5.01%	6.41%	5.27%+

Hypothetical Investments in MassMutual Premier Core Bond Fund Class Z and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 12/3/10 - 10/31/11
Class Z	6.32%
Barclays Capital U.S. Aggregate Bond Index	5.61%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Diversified Bond Fund, and who is the Fund’s subadviser?

This Fund seeks a superior total rate of return by investing in fixed income instruments. Under normal circumstances, the Fund invests at least 80% of its net assets in fixed income debt securities. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 4.85%, underperforming the 5.01% return of the Barclays Capital U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund achieved positive results from opportunistic positioning in corporate bonds and other non-Treasuries (“credits”) with attractive valuations. Despite overall positive results, however, interest-rate and yield-curve hedging positions detracted from Fund performance. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) Some of the positive returns from our credit strategy were reduced in the early part of the third quarter, but were offset by buying protection on credit positions, as well as a recovering mortgage position.

Corporate bonds benefited from improved fundamentals (including positive earnings, stronger balance sheets, high cash levels, and lower leverage), but macroeconomic events – such as sovereign debt fears, global growth concerns, financial regulation, and inconsistent economic data – hampered this sector over the past year. Sector rotation, prudent security selection and broad diversification generally translated to results that were neutral contributors to performance. We concentrated the use of security selection and sector rotation in bonds representing capital goods, metals and mining, and gas pipelines, which were the portfolio’s overweight positions, relative to the benchmark. The Fund’s underweight allocations were in holdings of foreign sovereign bonds, pharmaceutical companies, and energy producers.

During the year, we increased the Fund’s underweight position in Treasuries by adding other bond types, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), mortgage-backed securities (MBS), and corporate credits. We significantly reduced the Fund’s underweight position in the banking sector, boosted the Fund’s investment in building products and chemicals, and decreased the Fund’s stake in the information technology sector. The portfolio remains heavily biased toward lower-coupon 30-year agency mortgages, which made a positive contribution to returns during the year, thanks to the latest federal refinancing programs.

We occasionally use derivative instruments in the Fund for yield-curve, duration, and downside risk hedging. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) We continue to mainly use a CMBX short position, a derivative designed to protect against downside risk in CMBS securities, which we implemented to offset the Fund’s position in higher-quality, older vintage CMBS securities and to protect against what we viewed as negative fundamentals in this sector. The CMBS market sold off during the second half of 2011, which led the CMBX derivative position to have a positive impact on performance. We added both sovereign and investment-grade credit macro hedges mid-year, which benefited returns. In addition, we removed a derivative position that we had originally implemented to benefit from a flattening of the yield curve, which had a net negative impact on the portfolio when short-term rates continued to fall throughout the period.

Subadviser outlook

Global growth is slowing. Our view is that U.S. growth will be modest at best; some indicators have been flashing recessionary warnings. Despite weaker growth and a higher dollar, corporate America is still doing well, with solid balance sheets and earnings. Our base case is for modest growth with outcomes potentially skewed by the extent of financial contagion, if any, that

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

may arise from the European crisis. U.S. rates are likely to stay low and range-bound based on the recent Federal Reserve (the “Fed”) policy, “Operation Twist,” which has been largely reflected in current rates. Operation Twist involves the Fed selling short-maturity Treasuries in order to buy longer-dated ones – all in an attempt to drive down longer-term bond yields and stimulate the economy.

Valuations look increasingly attractive in spread sectors (i.e., investment-grade corporates and other non-Treasuries), but may be vulnerable to systemic shocks in the near future. The current environment has rewarded security selection decisions more than sector choices. We remain opportunistic across all rating categories and sectors as we seek bonds with compelling relative value.

MassMutual Premier Diversified Bond Fund Quality Structure (% of Net Assets) on 10/31/11 (Unaudited)

U.S. Government, Aaa/AAA	44.7%
Aa/AA	6.0%
A/A	9.5%
Baa/BBB	19.9%
Ba/BB	8.2%
B and Below	9.6%
Equities	0.1%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Premier Diversified Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class S	4.85%	6.01%	5.60%
Class A	4.49%	5.84%	5.31%
Class A (sales load deducted)*	-0.47%	4.82%	4.80%
Class Y	4.77%	6.10%	5.62%
Class L	4.74%	6.09%	5.59%
Barclays Capital U.S. Aggregate Bond Index	5.01%	6.41%	5.46%

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class N, Class N (CDSC fees deducted), and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/02 - 10/31/11
Class N	4.49%	5.57%	4.99%
Class N (CDSC fees deducted)*	3.49%	5.57%	4.99%
Barclays Capital U.S. Aggregate Bond Index	5.01%	6.41%	5.27%+

Hypothetical Investments in MassMutual Premier Diversified Bond Fund Class Z and the Barclays Capital U.S. Aggregate Bond Index.

TOTAL RETURN	Since Inception 12/3/10 - 10/31/11
Class Z	6.56%
Barclays Capital U.S. Aggregate Bond Index	5.61%++

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/2/03.

++ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Aggregate Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier High Yield Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier High Yield Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities. Under normal circumstances, the Fund invests at least 80% of its net assets in lower rated fixed income securities (rated below Baa3 by Moody’s or BBB- by Standard & Poor’s or, if unrated, determined by the Fund’s subadviser to be of comparable quality). The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 6.10%, exceeding the 5.17% return of the Barclays Capital U.S. Corporate High-Yield Bond Index (the “benchmark”), which covers the universe of fixed rate, non-investment-grade debt from corporate sectors.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Over the year ended October 31, 2011, the Fund outperformed the benchmark as a result of favorable security selection, timely sector rotation, and prudent risk allocation.

At the beginning of the year, the Fund held overweight positions, relative to the benchmark, in the B and CCC rating categories, while holding an underweight position in the BB rating category. We based this Fund positioning on the expectation of a growing economy and improvements in financial results and balance sheet health.

During the year, the high-yield market experienced an unprecedented period of both mutual fund inflows and new issue supply. Most of the proceeds from these new issues went to refinancing existing debt and mitigating additional leverage in the market. The upgrade/downgrade ratio reached an all-time high and default rates remained low. As the year progressed, the relative value in the riskier part of the market became less attractive, the economy began to slow, volatility increased, and the high-yield market experienced material redemptions for the first time in a while.

We reduced the Fund’s weighting in the CCC rating category while maintaining an overweight position in the B rating category, based on our decision to focus on credits (i.e., corporate bonds and other non-Treasuries) that generate free cash flow throughout the cycle and those that are expected to achieve growth rates well above those of the general economy.

As of October 31, 2011, the Fund’s key overweight positions were in bonds in the automotive, energy, health care, pharmaceuticals, transportation, and packaging sectors. The Fund’s key underweight positions were in the gaming, retail, home building, power generation, and finance sectors.

Subadviser outlook

Although we feel good about the general health of our credits, the European sovereign debt challenge and high unemployment and government fiscal restraint here in the U.S. will likely hinder economic growth over the next 12 months, in our view.

Although the high-yield market appears to be inexpensive when compared with balance sheet health and the expectation of continued fiscal discipline, we think that investors will tread carefully, keeping returns in line with stated yields over the next 12 months. If investors become more comfortable with the economy and risk appetites increase, there may be an upside to this estimate.

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

MassMutual Premier High Yield Fund Quality Structure (% of Net Assets) on 10/31/11 (Unaudited)

Baa/BBB	1.1%
Ba/BB	15.9%
B and Below	78.0%
Equity	0.7%

Total Long-Term Investments	95.7%
Short-Term Investments and Other Assets and Liabilities	4.3%

Net Assets	100.0%

MassMutual Premier High Yield Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier High Yield Fund Class Y and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class Y	5.95%	5.74%	8.55%
Barclays Capital U.S. Corporate High-Yield Bond Index	5.17%	8.04%	9.15%

Hypothetical Investments in MassMutual Premier High Yield Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted), and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 11/1/04 - 10/31/11
Class S	6.10%	5.81%	6.16%
Class A	5.60%	5.34%	5.69%
Class A (sales load deducted)*	-0.47%	4.10%	4.80%
Class L	5.84%	5.61%	5.95%
Class N	5.19%	5.00%	5.35%
Class N (CDSC fees deducted)*	4.23%	5.00%	5.35%
Barclays Capital U.S. Corporate High-Yield Bond Index	5.17%	8.04%	7.79%

Hypothetical Investments in MassMutual Premier High Yield Fund Class Z and the Barclays Capital U.S. Corporate High-Yield Bond Index.

TOTAL RETURN	Since Inception 3/1/11 - 10/31/11
Class Z	1.43%
Barclays Capital U.S. Corporate High-Yield Bond Index	0.94%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays Capital U.S. Corporate High-Yield Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Bond Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier International Bond Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return by investing, under normal circumstances, at least 80% of its net assets in fixed income securities. The Fund primarily invests in fixed income securities in markets represented in the Citigroup Non-USD World Government Bond Index, the Fund’s benchmark index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 2.54%, behind the 3.18% return of the Citigroup Non-USD World Government Bond Index (the “benchmark”), a widely recognized, unmanaged market capitalization-weighted index of debt securities of major foreign government bond markets, excluding the U.S.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended October 31, 2011, the Fund’s bias toward smaller markets, where there was more upside potential in terms of valuation, worked well. The Fund’s overweight allocations, relative to the benchmark, in the Australian, Swedish, and Canadian bond markets all produced significant contributions to performance.

The emerging-market debt market was less vulnerable to the destabilizing events in the euro zone and the slowdown in the global economy than were emerging-market currencies. The underlying bond market proved more resilient and continued to post positive returns for much of the period. Consequently, the portfolio’s Mexican and South African bond allocations were contributors to the Fund’s full-year results. Another positive was the portfolio’s avoidance of euro-peripheral bond markets, which proved to be a major contributor to overall performance. Deteriorating debt dynamics in the euro zone resulted in credit agencies’ implementation of a series of downgrades of Portuguese, Irish, Spanish, Italian, and Greek sovereign debt. The increased risk of default raised the cost of funding in those markets, as peripheral yield disparities increased substantially.

The Fund held an underweight duration position in core markets on our belief that these had reached extremely expensive levels and that the market had already discounted much of the negative economic news. However, as yields continued to fall, especially in the U.K., our underweight duration position hurt performance. (Duration is a measure of a bond fund’s sensitivity to interest rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) All government bond markets within the benchmark posted positive returns for the year. As such, the Fund’s defensive duration positions in Norway, Sweden, and Canada also hampered its relative performance.

The only derivatives employed by the Fund were forward foreign exchange contracts, which may be used to either take positions in a particular currency (open) or to reduce exposure to a particular currency (hedging). Forward foreign exchange markets remain the premier arena for liquidity and turnover, even at times of heightened risk, as we experienced over the past year. We have had no issues with regard to execution or pricing of forward foreign exchange deals. The overall impact from currency management hampered the Fund’s progress over the course of the year, given its tendency to hold an underweight position in the Japanese yen and Australian dollar, which were two of the strongest currencies relative to the U.S. dollar.

Subadviser outlook

Investors have been defensively positioned in recent months against a backdrop of generalized risk aversion relating to problems in the euro zone. If risks from this region dissipate, we generally expect major government bond markets to reverse their recent strength as investors sell safe-haven assets, such as government bonds. As such, we are happy to retain a below-benchmark level of interest rate risk.

Despite these developments, we remain cautious on peripheral European markets, given their low levels of growth, high levels of debt, and lack of competitiveness. Details of the euro plan have yet to be clarified, and while the policy response from European

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

leaders has, so far, been supportive for riskier markets, we expect further volatility as details emerge, with investors remaining unsettled by continued uncertainty in the interim.

We believe that some of the higher-yielding government bond markets may still have outperformance potential; consequently, the Fund is retaining its overweight positions in Mexico, Poland, Australia, and Sweden. Emerging-market debt, in particular, recently came under pressure when investors deserted risk assets. We are inclined to look positively on emerging-market local currency debt in this environment.

In currencies, the Fund continues to hold an underweight position in the yen and the euro in favor of growth- and commodity-oriented currencies with sound fundamentals. We believe that the yen is overvalued at these levels, and we remain negative on the euro, given the ongoing structural problems in the euro zone.

MassMutual Premier International Bond Fund Country Weightings (% of Net Assets) on 10/31/11 (Unaudited)

Germany	8.4%
Japan	8.1%
Netherlands	7.5%
France	7.5%
Finland	7.4%
Australia	7.0%
Canada	6.8%
Sweden	5.6%
United Kingdom	5.2%
Poland	4.8%
Mexico	4.4%
Norway	4.2%
Austria	3.7%
Belgium	3.5%
South Africa	3.3%
Italy	3.3%
Luxembourg	3.0%
Ireland	2.7%
United States	1.5%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Premier International Bond Fund Quality Structure (% of Net Assets) on 10/31/11 (Unaudited)

Aaa/AAA	60.7%
Aa/AA	18.3%
A/A	13.9%
Baa/BBB	5.0%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Premier International Bond Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Bond Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the Citigroup Non-USD World Government Bond Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Since Inception Average Annual 12/20/07 - 10/31/11
Class S	2.54%	6.54%
Class A	2.11%	6.06%
Class A (sales load deducted)*	-2.74%	4.73%
Class Y	2.50%	6.50%
Class L	2.44%	6.37%
Citigroup Non-USD World Government Bond Index	3.18%	6.90%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 4.75% maximum sales charge.

+ From 1/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Citigroup Non-USD World Government Bond Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Balanced Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Balanced Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve a high total rate of return over an extended period of time consistent with the preservation of capital by investing in a diversified portfolio of equity securities, fixed income securities and money market instruments. The Fund invests across different asset classes (U.S. equity securities, international equity securities, fixed income securities, and money market instruments), each represented by a different segment of the Fund’s portfolio. The subadviser typically adjusts the allocation among the four segments, based on its judgment about each segment’s potential for returns in comparison with those of other segments and corresponding risk. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 5.88%, trailing the 8.09% return of the S&P 500® Index (“the stock component’s benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies, but outperforming the 4.63% return of the Lipper Balanced Fund Index, an unmanaged, equally weighted index of the 30 largest mutual funds within the Lipper Balanced Category. The Fund’s Class S shares outpaced the 5.01% return of the Barclays Capital U.S. Aggregate Bond Index (“the bond component’s benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays Capital U.S. Treasury Bond Index, the Barclays Capital U.S. Government-Related Bond Index, the Barclays Capital U.S. Corporate Bond Index and the Barclays Capital U.S. Securitized Bond Index. In addition, the Fund’s Class S shares substantially outperformed the -4.08% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (“the international component’s benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada. Finally, the Fund’s Class S shares underperformed the 6.07% return of the Custom Balanced Index, which comprises the stock component’s benchmark, the bond component’s benchmark and the international component’s benchmark. The weightings of each index in the Custom Balanced Index are 50%, 40% and 10%, respectively.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s stock component performance

This investment environment was particularly challenging for the Fund, since financial service companies – which have been at the epicenter of global macroeconomic turmoil due to their exposure to sovereign and other debt instruments – comprise 22% of the Fund’s benchmark. Despite the challenges faced by the financials sector, the Fund benefited from an underweight position, relative to the benchmark, in financial services firms whose returns were dramatically impacted by these non-systemic factors. Stock selection in this sector also benefited performance, as did an overweight position in the integrated oil sector. Conversely, an underweight position in railroad stocks adversely impacted performance when these companies’ stock returns soared over the past year.

The Fund has maintained an allocation to international equities, carrying an overweight position in emerging markets, relative to developed markets. Emerging markets underperformed developed markets during the period and the overall international component hindered Fund returns on both an absolute and a relative basis.

We will, on occasion, use derivatives such as equity futures to facilitate flows into and out of the Fund in order to minimize the cash holdings and provide investors with full exposure to the equity markets. We have used exchange-listed futures and exchange-traded funds (ETFs) to facilitate these flows.

Subadviser discussion of factors that contributed to the Fund’s bond component performance

The Fund achieved positive results from opportunistic positioning in corporate bonds and other non-Treasuries (“credits”) with attractive valuations. Despite overall positive results, however, interest-rate and yield-curve hedging positions detracted from Fund performance. (A yield curve is a graph showing the term structure of interest rates by plotting the yields of all bonds of comparable quality with maturities ranging from the shortest – typically one month – to the longest – typically 30 years – available. The resulting curve shows whether short-term interest rates are higher or lower than long-term rates.) These positions were geared towards a neutral duration and yield-curve stance. (Duration is a measure of a bond fund’s sensitivity to interest

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

rates. The longer the duration, the greater the price impact on the bond or portfolio when interest rates rise or fall.) Corporate bonds benefited from improved fundamentals (including positive earnings, stronger balance sheets, high cash levels, and lower leverage), but macroeconomic events – such as sovereign debt fears, global growth concerns, financial regulation, and inconsistent economic data – hampered this sector over the past year.

We occasionally use derivative instruments in the Fund for yield-curve, duration, and downside risk hedging. We continue to mainly use a CMBX short position, a derivative designed to protect against downside risk in CMBS securities, which we implemented to offset the Fund’s position in higher-quality, older vintage CMBS securities and to protect against what we viewed as negative fundamentals in this sector. The CMBS market sold off during the second half of 2011, which led the CMBX derivative position to have a positive impact on performance. We added both sovereign and investment-grade credit macro hedges mid-year, which benefited returns. In addition, we removed a derivative position that we had originally implemented to benefit from a flattening of the yield curve, which had a net negative impact on the portfolio when short-term rates continued to fall throughout the period.

Subadviser outlook

Global growth is slowing. Our view is that U.S. growth will be modest at best; some indicators have been flashing recessionary warnings. Despite weaker growth and a higher dollar, corporate America is still doing well, with solid balance sheets and earnings. Our base case is for modest growth with outcomes potentially skewed by the extent of financial contagion, if any, that may arise from the European crisis. U.S. rates are likely to stay low and range-bound based on the recent Federal Reserve policy, “Operation Twist,” which has been largely reflected in current rates.

In our view, it seems likely that the extreme market volatility will continue, since the sovereign debt situation and other factors will take time to resolve. In the meantime, there will be times when investors focus on positive company fundamentals and share prices will rise. We will maintain our disciplined approach as we manage the Fund throughout these challenging market conditions.

MassMutual Premier Balanced Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

iShares MSCI EAFE Index Fund	4.2%
Federal National Mortgage Association TBA Pool #7984 4.000% 1/01/40	2.6%
Federal National Mortgage Association TBA Pool #1358 3.500% 9/01/40	1.9%
Exxon Mobil Corp.	1.8%
Apple, Inc.	1.7%
U.S. Treasury Note 1.875% 9/30/17	1.4%
U.S. Treasury Note 0.625% 7/15/14	1.4%
Federal National Mortgage Association TBA Pool #29605 5.000% 10/01/36	1.3%
International Business Machines Corp.	1.3%
Microsoft Corp.	1.2%

18.8%

MassMutual Premier Balanced Fund Asset Allocation (% of Net Assets) on 10/31/11 (Unaudited)

Equities	55.8%
Bonds & Notes	39.3%
Mutual Funds	8.6%

Total Long-Term Investments	103.7%
Short-Term Investments and Other Assets and Liabilities	(3.7)%

Net Assets	100.0%

MassMutual Premier Balanced Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Balanced Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, the S&P 500 Index, the Lipper Balanced Fund Index, the Barclays Capital U.S. Aggregate Bond Index, the Custom Balanced Index, and the MSCI EAFE Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class S	5.88%	2.81%	4.47%
Class A	5.38%	2.26%	3.90%
Class A (sales load deducted)*	-0.68%	1.06%	3.28%
Class Y	5.65%	2.64%	4.29%
Class L	5.61%	2.49%	4.14%
S&P 500 Index#	8.09%	0.25%	3.69%
Lipper Balanced Fund Index	4.63%	2.43%	4.66%
Barclays Capital U.S. Aggregate Bond Index	5.01%	6.41%	5.46%
Custom Balanced Index	6.07%	2.94%	5.04%
MSCI EAFE Index	-4.08%	-2.41%	5.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Lipper Balanced Fund Index, the Barclays Capital U.S. Aggregate Bond Index, the Custom Balanced Index, and the MSCI EAFE Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Value Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies with varying market capitalizations that the Fund’s subadviser believes are undervalued in the marketplace. While the Fund does not limit its investments to issuers in a particular capitalization range, the subadviser currently focuses on securities of larger size companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 3.55%, underperforming the 6.16% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund’s 3.55% return also trailed the 8.09% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Three Fund holdings significantly detracted from Fund performance for the year ended October 31, 2011. These companies included banking giant Goldman Sachs Group, car maker Ford Motor Co., and equipment conglomerate Ingersoll-Rand. During the period, Goldman’s stock price declined when the weakening global economy turned the market bearish on financial stocks, particularly in the investment banking and brokerage sector. In addition, Goldman announced several rounds of potential layoffs, which was news that was not well received by investors. The negative market outlook for machinery companies in a dismal global economy also resulted in declines for Fund holding Ingersoll-Rand, as the market did not react well to an announcement by the Ireland-based company that it was adversely impacted by a strong U.S. dollar and weak sales. Consequently, the Fund’s position in the stock was sold. Another detractor was Ford Motor Co., which came under selling pressure due in part to increasing concerns that consumer spending would suffer in the event of a double-dip recession. Finally, materials holding Mosaic Co. also hampered Fund results. The fertilizer producer traded lower after reporting profits below market estimates, as a result of higher costs for raw materials.

Some bright spots for the Fund’s full-year performance came from portfolio holdings in various market sectors. One top contributor was National Semiconductor Corp., an information technology holding that was acquired by Texas Instruments during the reporting period. Energy holdings Halliburton Co. and Chevron Corp. were also standouts. Halliburton rallied over the first quarter of 2011 amid rising oil prices, and the Fund’s position in the stock was sold in April to lock in its gains. Chevron benefited from the rising price of oil over the first quarter, but its stock price also appreciated as equity markets rewarded its impressive drilling prowess and the highest resource replacement rate among its peers. Managed health care company Humana, Inc. was also a stellar performer for the Fund. As concerns over health care reform abated to some degree, the market generally responded more positively to health care stocks. Humana was a beneficiary of this change in investor sentiment. The Fund also benefited from its investment in household products manufacturer Church & Dwight Co. when the market reacted positively to the company’s solid increase in profits and plans to raise prices on selected products.

Subadviser outlook

We believe the economy will continue to improve in a gradual and perhaps uneven fashion. The slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is one key to generating solid long-term Fund performance.

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

MassMutual Premier Value Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Chevron Corp.	5.8%
U.S. Bancorp	3.2%
The Coca-Cola Co.	3.2%
Medtronic, Inc.	3.1%
The Goldman Sachs Group, Inc.	3.1%
MetLife, Inc.	3.0%
Wells Fargo & Co.	3.0%
Public Service Enterprise Group, Inc.	2.4%
ACE Ltd.	2.4%
Target Corp.	2.3%

31.5%

MassMutual Premier Value Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Consumer, Non-cyclical	21.2%
Financial	20.6%
Energy	12.3%
Communications	11.5%
Consumer, Cyclical	8.2%
Technology	7.6%
Utilities	6.8%
Industrial	5.7%
Basic Materials	2.7%
Purchased Options	0.2%

Total Long-Term Investments	96.8%
Short-Term Investments and Other Assets and Liabilities	3.2%

Net Assets	100.0%

MassMutual Premier Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Value Fund Class L, the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class L	3.32%	-1.03%	4.05%
Russell 1000 Value Index#	6.16%	-2.05%	4.57%
S&P 500 Index	8.09%	0.25%	3.69%

Hypothetical Investments in MassMutual Premier Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class N, Class N (CDSC fees deducted), the Russell 1000 Value Index, and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 11/1/04 - 10/31/11
Class S	3.55%	-0.83%	2.28%
Class A	3.04%	-1.32%	1.77%
Class A (sales load deducted)*	-2.89%	-2.48%	0.91%
Class Y	3.44%	-0.94%	2.17%
Class N	2.74%	-1.65%	1.43%
Class N (CDSC fees deducted)*	1.74%	-1.65%	1.43%
Russell 1000 Value Index#	6.16%	-2.05%	2.94%
S&P 500 Index	8.09%	0.25%	3.60%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index and the S&P 500 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Disciplined Value Fund, and who is the Fund’s subadviser?

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Value Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but not less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are in the market capitalization range of companies included in the Russell 1000 Value Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital). Effective March 1, 2011, the name of this Fund changed from MassMutual Premier Enhanced Index Value Fund to MassMutual Premier Disciplined Value Fund. The Fund’s investment approach remains the same.

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 6.55%, outperforming the 6.16% return of the Russell 1000 Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

This investment environment was particularly challenging for the Fund, since financial service companies comprise 22% of the Fund’s benchmark. Financial stocks have been at the epicenter of global macroeconomic turmoil due to their exposure to sovereign and other debt instruments. What makes matters worse for the Fund’s investment style is the fact that many investors do not trust the financial statements of these stocks, so they seem to trade on rumor and speculation more so than do the stocks in many other sectors. Despite the challenges faced by the financials sector, the Fund benefited from an underweight position, relative to the benchmark, in financial services firms whose returns were dramatically impacted by these non-systemic factors. Stock selection in this sector also benefited performance, as did an overweight position in the integrated oil sector. Conversely, an underweight position in railroad stocks adversely impacted performance when these companies’ stock returns soared over the past year.

We will, on occasion, use derivatives such as equity futures to facilitate flows into and out of the Fund in order to minimize the cash holdings and provide investors with full exposure to the equity markets. We have used exchange-listed futures and exchange-traded funds (ETFs) to facilitate these flows.

Twice during the past two years, the market has reacted to an anticipated so-called double-dip recession that never materialized. There are several dynamics present in the current investing environment that merit discussion. First, investors are leery of experiencing a situation like 2008-2009, so when they see signs of economic weakness, they have mainly been selling first and asking questions later. Second, due to the proliferation of managers focused on managing downside risk, market downdrafts are exacerbated. Although investment managers are incentivized to lower volatility in current portfolios, unfortunately there are so many managers with similar objectives that it actually increases volatility. Finally, there are real threats that could knock the economic recovery off course, so when weakness is evident, the worst-case outcome is instantly perceived by investors. These dynamics were all at work over the recent year, resulting in a very volatile investment environment.

Subadviser outlook

It is often difficult for investors to reconcile positive economic data and strong corporate profits with the discontent that is evident on Main Street (e.g., stubborn unemployment and low consumer sentiment). Fundamentally, stocks can benefit in ways that are different from Main Street. For example, 60% of S&P 500® Index profits currently come from companies that manufacture or are involved in raw materials; however, only 14% of the U.S. population is employed in these industries. Another example is that companies profit by selling goods overseas, particularly to the rapidly growing emerging markets, and have been garnering strong profits in a period where there is high U.S. unemployment and low consumer confidence.

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Continued)

In our view, it seems likely that the extreme market volatility will continue, since the European sovereign debt situation and other factors will take time to resolve. In the meantime, there will likely be times when investors focus on positive company fundamentals and share prices will rise. We will maintain our disciplined approach as we manage the Fund throughout these challenging market conditions.

MassMutual Premier Disciplined Value Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Chevron Corp.	3.2%
General Electric Co.	2.9%
AT&T, Inc.	2.9%
Pfizer, Inc.	2.7%
The Procter & Gamble Co.	2.6%
JP Morgan Chase & Co.	2.3%
Johnson & Johnson	2.2%
ConocoPhillips	2.1%
Wells Fargo & Co.	1.9%
Intel Corp.	1.7%

24.5%

MassMutual Premier Disciplined Value Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Financial	23.3%
Consumer, Non-cyclical	20.1%
Energy	11.6%
Communications	10.6%
Industrial	9.0%
Consumer, Cyclical	7.7%
Utilities	7.1%
Technology	6.3%
Basic Materials	3.2%
Mutual Funds	1.0%
Diversified	0.1%

Total Long-Term Investments	100.0%
Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Premier Disciplined Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class Y and the Russell 1000 Value Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class Y	6.38%	-2.70%	4.44%
Russell 1000 Value Index	6.16%	-2.05%	4.57%

Hypothetical Investments in MassMutual Premier Disciplined Value Fund Class S, Class A, Class A (sales load deducted), Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Value Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 11/1/04 - 10/31/11
Class S	6.55%	-2.52%	2.71%
Class A	5.99%	-3.07%	2.14%
Class A (sales load deducted)*	-0.10%	-4.21%	1.28%
Class L	6.36%	-2.83%	2.39%
Class N	5.64%	-3.39%	1.82%
Class N (CDSC fees deducted)*	4.64%	-3.39%	1.82%
Russell 1000 Value Index	6.16%	-2.05%	2.94%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Main Street Fund, and who is the Fund’s subadviser?

This Fund seeks a high total return by investing primarily in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser currently focuses on companies with market capitalizations at the time of purchase within the market capitalization range of companies included within the Russell 1000® Index, although it may purchase stocks of companies with any market capitalization. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 4.08%, significantly underperfoming the 8.09% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended October 31, 2011, the Fund underperformed the benchmark primarily in the financials and health care sectors, and outperformed primarily in the consumer staples sector.

The Fund’s performance was negatively affected most notably by financials, which was the weakest-performing benchmark sector by a wide margin, and the only sector to have a negative return for the period. In the U.S., a weak economy and pessimistic housing data signaled potentially lower profits for banks. In this difficult environment for bank stocks, Citigroup, Inc., CIT Group, Inc., and JPMorgan Chase & Co. were among the top detractors from Fund performance. Citigroup and JPMorgan Chase were hard hit because the market viewed their significant exposure to both Europe and the developing markets with concern. With respect to CIT Group, the market questioned its ability to have necessary access to the debt markets in order to continue to secure financing at a reasonable cost. Within the technology sector, portfolio holding semiconductor developer Marvell Technology Group Ltd. did not perform well due to its exposure to Research in Motion Ltd., whose Blackberry product has lost significant market share to other competitors. Marvell is a key supplier of chips for Blackberries. Despite this exposure, Marvell continued to gain market share relative to its competitors.

In the health care sector, Fund holding specialty pharmaceutical company Hospira Inc. declined on disappointing earnings due to manufacturing problems. Additionally, the Fund’s position in Teva Pharmaceutical Industries hindered performance when the global pharmaceutical company underperformed due to large debt from acquisitions, weak sales, and challenges in its developing drug pipeline.

The top contributor to Fund performance during the year was information technology stock Apple, Inc. Apple continued to be a leader in innovation in the smartphone market and consumer demand remained very strong for the iPhone. Consumer staples portfolio holding Philip Morris International, Inc. also contributed to results. Philip Morris continued to generate substantial free cash flow stemming from ongoing gains in market share – and demonstrated once again its ability to raise prices on some of its core products. In the energy sector, portfolio holding Chevron Corp.’s stock price appreciated, as investors rewarded its impressive drilling prowess and the highest resource replacement rate among its peers. Also within energy, portfolio holding Occidental Petroleum Corp. performed well.

In the industrials sector, Tyco International Ltd. was a strong contributor to Fund performance, as the Switzerland-based conglomerate announced both better-than-expected profit margins and its transition from a heavily diversified manufacturer to a more services-oriented business entity. Tyco’s security product line, led by alarm company ADT, added to the conglomerate’s higher margins. Within consumer discretionary, portfolio holding Autozone, Inc. continued to deliver robust earnings growth, fueled by favorable year-over-year revenue comparisons, expanding profit margins, and aggressive share repurchases.

Subadviser outlook

We believe the economy will continue to improve in a gradual and perhaps uneven fashion. Our view is that the current slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform.

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is one key to generating solid, long-term Fund performance.

MassMutual Premier Main Street Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Apple, Inc.	6.5%
Chevron Corp.	5.0%
Occidental Petroleum Corp.	3.8%
Philip Morris International, Inc.	3.7%
eBay, Inc.	3.7%
CIT Group, Inc.	3.2%
The McGraw-Hill Cos., Inc.	3.1%
Ford Motor Co.	3.0%
Google, Inc. Class A	2.9%
Abbott Laboratories	2.9%

37.8%

MassMutual Premier Main Street Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Consumer, Non-cyclical	23.0%
Financial	15.6%
Communications	14.5%
Energy	13.1%
Technology	10.4%
Industrial	9.8%
Consumer, Cyclical	8.0%
Utilities	2.1%
Basic Materials	2.1%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Premier Main Street Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Main Street Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the S&P 500 Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/04 - 10/31/11
Class S	4.08%	-0.53%	2.10%
Class A	3.66%	-0.98%	1.60%
Class A (sales load deducted)*	-2.30%	-2.14%	0.72%
Class Y	4.00%	-0.63%	1.97%
Class L	3.89%	-0.73%	1.86%
Class N	3.25%	-1.30%	1.28%
Class N (CDSC fees deducted)*	2.25%	-1.30%	1.28%
S&P 500 Index	8.09%	0.25%	2.58%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Capital Appreciation Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by investing primarily in common stocks of companies that the Fund’s subadviser believes may appreciate in value over the long-term, which may include newer companies or established companies of any market capitalization range (“growth companies”). Currently, the Fund primarily focuses on established companies that are similar in size to companies in the S&P 500® Index or the Russell 1000® Growth Index. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 6.27%, significantly underperforming the 9.92% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended October 31, 2011, the Fund significantly underperformed the benchmark, as several holdings dragged on the portfolio’s progress. Among the Fund’s top company-specific detractors was Cisco Systems, Inc. Despite beating analysts’ expectations in its fiscal third quarter, shares of Cisco Systems fell following an announcement that the company planned to undertake measures to reduce costs by $1 billion. The Fund’s position in the stock was subsequently sold. Juniper Networks, Inc. was another performance detractor. During the reporting period, Juniper Networks announced an internal reorganization and sizable layoffs. In telecommunication services, NII Holdings, Inc. suffered after reporting a third-quarter loss, and the company was ultimately eliminated from the Fund’s portfolio.

The Fund redeployed cash by initiating positions in Illumina, Inc., in the health care sector; and Baker Hughes, Inc., in the energy sector. During the last month of the reporting period, biotechnology firm Illumina fell sharply after warning investors that it would miss third-quarter revenue forecasts – and withdraw its full-year estimate. Baker Hughes is the world’s third-largest oilfield services company, delivering focused efforts on shale gas and other oilfield services. At the time of purchase, both of these holdings were at price points that Fund management found attractive.

There were some bright spots in the Fund’s full-year results, as significant individual performance contributors came from across the sectors. The top contributor to overall Fund results was Apple, Inc., from the information technology sector. During the third quarter of 2011, Apple reported that its iPhone sales grew at 142% – and iPad sales increased 183% during its fiscal third quarter, leading to much higher revenue and profits for the company. QUALCOMM, also a top contributor, raised its 2011 forecast amid strong sales. Another standout was industrials holding Goodrich Corp. During the period, United Technologies Corp. announced that it planned to purchase Goodrich, sending Goodrich’s stock price higher. Additionally, several consumer discretionary stocks contributed positively to Fund performance, as luxury goods seemed to come back into style. Coach, Inc., a leading designer and manufacturer of luxury handbags and accessories, performed well. Similarly, top-line clothing manufacturer Polo Ralph Lauren Corp. saw profits and sales rise thanks to better-than-expected revenues. Conversely, cost-conscious consumers helped fast food chain McDonald’s Corp. post solid results, as the company benefited from the popularity of its McCafe beverage lineup, breakfasts, and premium chicken sandwiches. Finally, the portfolio’s investment in Amazon.com, Inc. also benefited Fund performance, as the continued popularity of the Amazon Kindle helped drive up Amazon’s stock price.

Subadviser outlook

We believe the economy will continue to improve in a gradual and perhaps uneven fashion. In our view, the current slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

environment could potentially favor our investment style and process, which focuses on companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is one key to generating solid, long-term Fund performance.

MassMutual Premier Capital Appreciation Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Apple, Inc.	6.2%
QUALCOMM, Inc.	4.3%
Google, Inc. Class A	3.3%
Oracle Corp.	2.5%
McDonald’s Corp.	2.2%
Allergan, Inc.	2.1%
Schlumberger Ltd.	1.9%
Costco Wholesale Corp.	1.9%
Union Pacific Corp.	1.8%
Chevron Corp.	1.8%

28.0%

MassMutual Premier Capital Appreciation Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Consumer, Non-cyclical	20.1%
Industrial	17.0%
Technology	14.8%
Communications	14.0%
Consumer, Cyclical	13.5%
Energy	11.6%
Basic Materials	5.2%
Financial	2.3%

Total Long-Term Investments	98.5%
Short-Term Investments and Other Assets and Liabilities	1.5%

Net Assets	100.0%

MassMutual Premier Capital Appreciation Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Capital Appreciation Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/04 - 10/31/11
Class S	6.27%	0.04%	1.50%
Class A	5.92%	-0.35%	1.12%
Class A (sales load deducted)*	-0.17%	-1.52%	0.25%
Class Y	6.26%	-0.08%	1.38%
Class L	5.96%	-0.24%	1.23%
Class N	5.53%	-0.69%	0.75%
Class N (CDSC fees deducted)*	4.53%	-0.69%	0.75%
Russell 1000 Growth Index	9.92%	3.04%	3.96%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Disciplined Growth Fund, and who is the Fund’s subadviser?

This Fund seeks to outperform the total return performance of its benchmark index, the Russell 1000® Growth Index, while maintaining risk characteristics similar to those of the benchmark. Under normal circumstances, the Fund invests substantially all (but no less than 80%) of its net assets in common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included within the Russell 1000 Growth Index. The Fund’s subadviser is Babson Capital Management LLC (Babson Capital). Effective March 1, 2011, the name of this Fund changed from MassMutual Premier Enhanced Index Growth Fund to MassMutual Premier Disciplined Growth Fund. The Fund’s investment approach remains the same.

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 9.81%, modestly underperforming the 9.92% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Growth stocks outperformed their value counterparts over the past year, primarily due to financial companies having a much smaller representation in the benchmark. Our disciplined process is one that looks at many facets of a stock, not just its growth; the Fund benefited from this ability in this challenging period, as the market rewarded growth companies that were efficient users of capital. An underweight position, relative to the benchmark, in the communications technology sector, where companies like Juniper Networks significantly underperformed the benchmark, proved to be a positive. The Fund also benefited by holding an underweight position in consumer discretionary stocks and an overweight position in materials. Conversely, the leading performance detractors came from an underweight position in the integrated oil sector and an overweight position in consumer staples.

We will, on occasion, use derivatives such as equity futures to facilitate flows into and out of the Fund in order to minimize the cash holdings and provide investors with full exposure to the equity markets. We have used exchange-listed futures and exchange-traded funds (ETFs) to facilitate these flows.

Twice during the past two years, the market has reacted to an anticipated so-called double-dip recession that never materialized. There are several dynamics present in the current investing environment that merit discussion. First, investors are leery of experiencing a situation like 2008-2009, so when they see signs of economic weakness, they have mainly been selling first and asking questions later. Second, due to the proliferation of managers focused on managing downside risk, market downdrafts are exacerbated. Although investment managers are incentivized to lower volatility in current portfolios, unfortunately there are so many managers with similar objectives that it actually increases volatility. Finally, there are real threats that could knock the economic recovery off course, so when weakness is evident, the worst-case outcome is instantly perceived by investors. These dynamics were all at work over the recent year, resulting in a very volatile investment environment.

Subadviser outlook

It is often difficult for investors to reconcile positive economic data and strong corporate profits, with the discontent that is evident on Main Street (e.g., stubborn unemployment and low consumer sentiment). Fundamentally, stocks can benefit in ways that are different from Main Street. For example, 60% of S&P 500® Index profits currently come from companies that manufacture or are involved in raw materials; however, only 14% of the U.S. population is employed in these industries. Another example is that companies profit by selling goods overseas, particularly to the rapidly growing emerging markets, and have been garnering strong profits in a period where there is high U.S. unemployment and low consumer confidence.

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Continued)

In our view, it seems likely that the extreme market volatility will continue, since the European sovereign debt situation and other factors will take time to resolve. In the meantime, there will likely be times when investors focus on positive company fundamentals and share prices will rise. We will maintain our disciplined approach as we manage the Fund throughout these challenging market conditions.

MassMutual Premier Disciplined Growth Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Apple, Inc.	5.8%
Exxon Mobil Corp.	4.7%
International Business Machines Corp.	3.7%
Microsoft Corp.	3.5%
Philip Morris International, Inc.	2.2%
The Coca-Cola Co.	2.0%
Oracle Corp.	2.0%
Google, Inc. Class A	1.6%
United Technologies Corp.	1.3%
Wal-Mart Stores, Inc.	1.1%

27.9%

MassMutual Premier Disciplined Growth Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Consumer, Non-cyclical	23.5%
Technology	22.7%
Consumer, Cyclical	12.9%
Industrial	12.0%
Energy	9.9%
Communications	9.3%
Basic Materials	6.0%
Financial	3.6%
Utilities	0.1%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Premier Disciplined Growth Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class Y and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class Y	9.62%	2.50%	3.31%
Russell 1000 Growth Index	9.92%	3.04%	3.56%

Hypothetical Investments in MassMutual Premier Disciplined Growth Fund Class S, Class A, Class A (sales load deducted), Class L, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 11/1/04 - 10/31/11
Class S	9.81%	2.51%	4.67%
Class A	9.33%	2.12%	4.24%
Class A (sales load deducted)*	3.04%	0.91%	3.36%
Class L	9.50%	2.36%	4.48%
Russell 1000 Growth Index	9.92%	3.04%	4.94%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Discovery Value Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Discovery Value Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by investing primarily in common stocks of U.S. issuers having market capitalizations up to $13 billion that the Fund’s subadviser believes are undervalued. These may include securities of small- and mid-capitalization companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that MassMutual Premier Discovery Value Fund will be dissolved. Effective on or about July 13, 2012 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 2.71%, underperforming the 5.83% return of the Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also trailed the 4.49% return of the Russell 2500TM Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the year ended October 31, 2011, several portfolio holdings contributed to the Fund’s underperformance versus the benchmark. Within the health care sector, pharmaceutical company Hospira, Inc. saw significant stock declines after announcing in late October that the company had suffered a third-quarter loss and lowered its outlook. In consumer discretionary, the weakening U.S. economy adversely affected the stock performance of apparel retailer Talbots, Inc. Cablevision Systems Corp. also detracted from Fund performance within the consumer discretionary sector, as the company missed analyst forecasts and experienced declines in its video subscribership. Also hampering the Fund’s progress during the year was energy holding Whiting Petroleum Corp., which lowered its production forecast and attributed missing profit estimates to higher costs. Also within energy, oil and gas drilling outfit Nabors Industries Ltd. cited higher costs and weather delays as the reasons for its disappointing results. The negative market outlook for machinery companies in a weakening global economy resulted in declines for Fund holding Ingersoll-Rand, in the industrials sector. Finally, NII Holdings, Inc., a telecommunication services Fund holding, reported a third-quarter loss that sent its shares lower. The Fund’s positions in Talbots and Ingersoll-Rand were ultimately sold.

Fund holdings that contributed to full-year performance came from various sectors. Within health care, Agilent Technologies, Inc., a maker of electronic test and measurement products, was a top performer, as the company reported strong profits based on higher demand for its products and issued an upbeat forecast topping analyst expectations. Managed health care company Humana, Inc. was another standout, as Humana raised its 2011 forecast and reported earnings that beat Wall Street expectations. Within energy, natural gas producer EQT Corp. had a stellar reporting period. The company posted very healthy profits; indeed, the company’s second-quarter profit represented an increase of 192.5% from a year prior. EQT Corp. also reported higher third-quarter profits. Three of the Fund’s top contributors came from the consumer discretionary sector. Mattel, Inc., the world’s largest toy maker, performed well when strong sales and profit numbers lifted its stock during the period. Mattel’s diverse line of toy products continued to be consumer favorites. Video game publisher Electronic Arts, Inc. reported solid earnings and growth in the digital arena. Finally, Coinstar, Inc. performed well, largely due to the growing popularity of its Redbox DVD rental kiosks.

Subadviser outlook

We believe the economy will continue to improve at a gradual pace, but likely in an uneven fashion. Our view is that the slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focuses on small- and mid-cap companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is one key to generating solid long-term Fund performance.

MassMutual Premier Discovery Value Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Cooper Industries PLC	2.2%
CMS Energy Corp.	2.2%
Tyco International Ltd.	2.2%
M&T Bank Corp.	2.0%
Cleco Corp.	2.0%
Everest Re Group Ltd.	1.9%
DaVita, Inc.	1.9%
Mattel, Inc.	1.8%
Airgas, Inc.	1.7%
SCANA Corp.	1.7%

19.6%

MassMutual Premier Discovery Value Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Financial	19.5%
Consumer, Non-cyclical	17.6%
Industrial	14.0%
Utilities	10.6%
Consumer, Cyclical	9.2%
Energy	8.4%
Technology	7.1%
Basic Materials	4.2%
Communications	4.2%

Total Long-Term Investments	94.8%
Short-Term Investments and Other Assets and Liabilities	5.2%

Net Assets	100.0%

MassMutual Premier Discovery Value Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Discovery Value Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell Midcap Value Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/1/05 - 10/31/11
Class S	2.71%	-0.69%	1.98%
Class A	2.31%	-1.14%	1.51%
Class A (sales load deducted)*	-3.57%	-2.30%	0.50%
Class Y	2.68%	-0.74%	1.92%
Class L	2.52%	-0.88%	1.77%
Class N	1.94%	-1.44%	1.21%
Class N (CDSC fees deducted)*	0.94%	-1.44%	1.21%
Russell Midcap Value Index#	5.83%	0.73%	3.24%
Russell 2500 Value Index	4.49%	-0.01%	2.40%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index and the Russell 2500 Value Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Main Street Small/Mid Cap Fund, and who is the Fund’s subadviser?

This Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund will invest at least 80% of its net assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional). Effective May 1, 2011, the name of this Fund changed from MassMutual Premier Main Street Small Cap Fund to MassMutual Premier Main Street Small/Mid Cap Fund and the Fund’s investment strategy changed from investing in small-capitalization companies to investing in small- and mid-capitalization companies.

The Board of Trustees of the MassMutual Premier Funds has approved a Plan of Liquidation and Termination pursuant to which it is expected that MassMutual Premier Main Street Small/Mid Cap Fund will be dissolved. Effective on or about July 13, 2012 (the “Termination Date”), shareholders of the various classes of shares of the Fund will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 7.98%, in line with the 7.97% return of the Russell 2500 Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. Since May 1, 2011, the Fund’s performance has been compared to the Russell 2500 Index rather than the Russell 2000® Index (the Fund’s previous benchmark), because the Russell 2500 Index more closely represents the Fund’s investment strategy. The Fund outperformed the 6.71% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended October 31, 2011, the Fund’s top-contributing company was oil refiner HollyFrontier Corp., which saw profit margins expand when it tapped lower-cost sources of crude oil. The company itself came about when Holly Corporation and Frontier Oil, two large oil refiners, issued a statement in the first quarter of 2011 that they had agreed on an all-stock merger that would create one of the largest oil refiners in the western United States. In the health care sector, portfolio holding managed care provider HealthSpring, Inc. benefited from rising enrollment trends, particularly in Medicare Advantage programs, as well as a deceleration in the rise of medical costs. Portfolio holding Questcor Pharmaceuticals, Inc.’s stock continued its strong run with the success of its proprietary drug Acthar, which can treat multiple sclerosis flare-ups – and patients with nephrotic syndrome, a kidney disorder. In the consumer discretionary sector, portfolio holding fashion accessories retailer Fossil, Inc. announced better-than-expected financial results stemming from effective cost management, increased demand in its core watch business, and robust growth in Asia. Finally, in information technology, portfolio holding Broadcom, an integrated technology supplier to the telecommunications industry, announced a takeover of NetLogic Microsystems at a nearly 60% premium to its prior closing-day price.

MF Global Holdings Ltd. was a top detractor from Fund performance during the period. The company’s exposure to the European debt crisis helped drive down its stock price as the period progressed. The Fund’s position was subsequently sold. Portfolio holding mortgage insurance provider MGIC Investment Corp. declined on news of ongoing defaults in a persistently troubled U.S. housing market. Within materials, Ferro Corp. also hampered Fund results, as the chemicals and coatings company announced demand for its solar products was down due to lower solar power installations and increased customer inventories. Two more detractors came from the industrials sector. Engineering and design company AECOM Technology Corp. cut its full-year earnings outlook on expenses related to cost-reduction efforts. Additionally, aircraft parts supplier Spirit AeroSystems Holdings’ stock traded down when the company posted lower quarterly profits and cut its 2011 profit outlook, after taking a charge related to costs associated with the development of its line of business jets. Finally, portfolio holding executive recruitment firm Korn/Ferry International’s stock price fell with the weakening outlook for new job creation in the U.S.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio Manager Report (Continued)

Subadviser outlook

We believe the economy will continue to improve at a gradual pace, but likely in an uneven fashion. In our view, the current slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focus on small- and mid-cap companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is one key to generating solid, long-term Fund performance.

MassMutual Premier Main Street Small/Mid Cap Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Healthspring, Inc.	1.9%
Robert Half International, Inc.	1.6%
The AES Corp.	1.3%
Old Dominion Freight Line, Inc.	1.3%
TIBCO Software, Inc.	1.2%
MSCI, Inc. Class A	1.2%
Digital Realty Trust, Inc.	1.2%
KBR, Inc.	1.1%
PVH Corp.	1.1%
Questcor Pharmaceuticals, Inc.	1.1%

13.0%

MassMutual Premier Main Street Small/Mid Cap Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Financial	18.4%
Consumer, Non-cyclical	18.2%
Industrial	15.1%
Consumer, Cyclical	13.4%
Technology	11.0%
Communications	6.7%
Energy	6.6%
Utilities	4.4%
Basic Materials	4.0%
Diversified	0.1%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Main Street Small/Mid Cap Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), the Russell 2500 Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 9/27/06 - 10/31/11
Class S	7.98%	1.09%	1.94%
Class A	7.49%	0.61%	1.47%
Class A (sales load deducted)*	1.30%	-0.57%	0.30%
Class Y	7.97%	0.98%	1.84%
Class L	7.67%	0.87%	1.72%
Class N	7.06%	0.30%	1.15%
Class N (CDSC fees deducted)*	6.06%	0.30%	1.15%
Russell 2500 Index#	7.97%	2.01%	2.92%+
Russell 2000 Index	6.71%	0.68%	1.78%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

# Benchmark.

+ From 10/2/06.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2000 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Small/Mid Cap Opportunities Fund, and who is the Fund’s subadviser?

This Fund seeks capital appreciation by investing primarily in common stocks of small- and mid-capitalization U.S. companies that the Fund’s subadviser believes have favorable business trends or prospects based on fundamental analysis and quantitative models. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2500™ Index. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional). Effective May 1, 2011, the name of this Fund changed from MassMutual Premier Small Company Opportunities Fund to MassMutual Premier Small/Mid Cap Opportunities Fund and the Fund’s investment strategy changed from investing in small-capitalization companies to investing in small- and mid-capitalization companies.

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 7.53%, trailing the 7.97% return of the Russell 2500 Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. Since May 1, 2011, the Fund’s performance has been compared to the Russell 2500 Index rather than the Russell 2000® Index (the Fund’s previous benchmark), because the Russell 2500 Index more closely represents the Fund’s investment strategy. The Fund outperformed the 6.71% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended October 31, 2011, the Fund’s top-contributing company was oil refiner HollyFrontier Corp., which saw profit margins expand when it tapped lower-cost sources of crude oil. The company itself came about when Holly Corporation and Frontier Oil, two large oil refiners, issued a statement in the first quarter of 2011 that they had agreed on an all-stock merger that would create one of the largest oil refiners in the western United States. In the health care sector, portfolio holding managed care provider HealthSpring, Inc. benefited from rising enrollment trends, particularly in Medicare Advantage programs, as well as a deceleration in the rise of medical costs. Portfolio holding Questcor Pharmaceuticals, Inc.’s stock continued its strong run with the success of its proprietary drug Acthar, which can treat multiple sclerosis flare-ups – and patients with nephrotic syndrome, a kidney disorder. In the consumer discretionary sector, portfolio holding fashion accessories retailer Fossil, Inc. announced better-than-expected financial results stemming from effective cost management, increased demand in its core watch business, and robust growth in Asia. Finally, in information technology, portfolio holding Broadcom, an integrated technology supplier to the telecommunications industry, announced a takeover of NetLogic Microsystems at a nearly 60% premium to its prior closing-day price.

MF Global Holdings Ltd. was a top detractor from Fund performance during the period. The company’s exposure to the European debt crisis helped drive down its stock price as the period progressed. The Fund’s position was subsequently sold. Portfolio holding mortgage insurance provider MGIC Investment Corp. declined on news of ongoing defaults in a persistently troubled U.S. housing market. Within materials, Ferro Corp. also hampered Fund results, as the chemicals and coatings company announced demand for its solar products was down due to lower solar power installations and increased customer inventories. Two more detractors came from the industrials sector. Engineering and design company AECOM Technology Corp. cut its full-year earnings outlook on expenses related to cost-reduction efforts. Additionally, aircraft parts supplier Spirit AeroSystems Holdings’ stock traded down when the company posted lower quarterly profits and cut its 2011 profit outlook after taking a charge related to costs associated with the development of its line of business jets. Finally, portfolio holding executive recruitment firm Korn/Ferry International’s stock price fell with the weakening outlook for new job creation in the U.S.

Subadviser outlook

We believe the economy will continue to improve at a gradual pace, but likely in an uneven fashion. In our view, the current slow-growth environment could create a bifurcated stock market in which well-run companies with solid business models

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio Manager Report (Continued)

outperform. We also believe that while cyclical stocks and companies with cyclical earnings have generally performed well as of late, this trend will eventually shift to the benefit of consistent, longer-term performers. If our expectations are correct, the current market environment could potentially favor our investment style and process, which focus on small- and mid-cap companies with sustainable competitive advantages. We view such firms as well positioned to generate stronger profit margins and take market share from weaker players. We seek to buy such companies when their valuations are attractive, and believe that this disciplined investment process is one key to generating solid, long-term Fund performance.

MassMutual Premier Small/Mid Cap Opportunities Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Healthspring, Inc.	1.9%
Robert Half International, Inc.	1.5%
The AES Corp.	1.3%
Old Dominion Freight Line, Inc.	1.2%
MSCI, Inc. Class A	1.1%
TIBCO Software, Inc.	1.1%
Digital Realty Trust, Inc.	1.1%
PVH Corp.	1.1%
HollyFrontier Corp.	1.1%
KBR, Inc.	1.1%

12.5%

MassMutual Premier Small/Mid Cap Opportunities Fund Sector Table (% of Net Assets) on 10/31/11 (Unaudited)

Financial	18.5%
Consumer, Non-cyclical	18.3%
Industrial	15.1%
Consumer, Cyclical	13.5%
Technology	11.1%
Communications	6.7%
Energy	6.7%
Utilities	4.5%
Basic Materials	4.1%
Diversified	0.1%

Total Long-Term Investments	98.6%
Short-Term Investments and Other Assets and Liabilities	1.4%

Net Assets	100.0%

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Small/Mid Cap Opportunities Fund Class A, Class A (sales load deducted), the Russell 2500 Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class A	7.13%	0.70%	4.59%
Class A (sales load deducted)*	0.97%	-0.49%	3.97%
Russell 2500 Index#	7.97%	2.01%	8.01%
Russell 2000 Index	6.71%	0.68%	7.02%

Hypothetical Investments in MassMutual Premier Small/Mid Cap Opportunities Fund Class S, Class Y, Class L, the Russell 2500 Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 11/1/04 - 10/31/11
Class S	7.53%	1.15%	3.27%
Class Y	7.45%	1.06%	3.17%
Class L	7.37%	0.97%	3.08%
Russell 2500 Index#	7.97%	2.01%	5.90%
Russell 2000 Index	6.71%	0.68%	4.83%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

# Benchmark.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2000 Index are unmanaged, do not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Global Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Global Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by investing primarily in common stocks of companies in the U.S. and foreign countries. The Fund’s subadviser is OppenheimerFunds, Inc. (OFI).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 0.37%, underperforming the 1.75% return of the Morgan Stanley Capital International (“MSCI®”) World IndexSM (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year ended October 31, 2011, the top detractors from Fund performance were mostly in the financials sector. The market perceived most financial companies – and investment banks in particular – as having significant exposure to the debt crisis affecting the euro zone. In the United States, a weak economy and pessimistic housing data also signaled potentially lower profits for banks. In this difficult environment for financial stocks, Credit Suisse Group; Goldman Sachs Group, Inc.; Société Générale; and UBS were among the holdings that experienced significant losses for the Fund. Despite this, the Fund retained its positions in all of these securities.

Outside of the financials sector, the other top detractor from Fund performance was Sony Corp. Sony faced hurdles during the period with the launch of its tablet product. The company’s late entrance into the tablet space, coupled with skepticism around the pricing of its tablets, led to questions as to whether Sony’s tablets could compete with comparable offerings from market leaders Apple and Samsung.

There were several top individual contributors during the year. One standout was luxury goods retailer Tiffany & Co. in the consumer discretionary sector, which benefited from rapidly rising demand for its products in the emerging markets. Investors consequently rewarded Tiffany’s efforts, pushing its stock price higher. Bulgari, another luxury goods company, was acquired by LVMH Moet Hennessy Louis Vuitton over the first half of the period, which significantly benefited its stock price. On the other end of the economic spectrum, cost-conscious consumers helped fast food chain McDonald’s Corp. post another round of solid results, as the restaurant chain benefited from the popularity of its McCafé beverage lineup and premium chicken sandwiches.

In the information technology sector, Fund holdings Altera Corp. and Maxim Integrated Products, Inc. also produced strong full-year results for the Fund. Chip maker Altera Corp. rebounded strongly after its stock dipped in the third quarter. Altera continues to be a leading manufacturer of programmable logic devices. Maxim Integrated Products designs, manufactures, and sells analog and mixed-signal semiconductor products. It also acquired several companies during the reporting period, including Phyworks, a provider of optical transceiver chips, and semiconductor company SensorDynamics. Finally, within the health care sector, managed health care firms Aetna, Inc. and WellPoint, Inc. were among the top contributors to Fund performance, as concerns over health care reform abated to some degree. Both firms raised their 2011 forecasts during the year.

Subadviser outlook

While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek growing businesses with promising competitive positions, regardless of where they’re located. We remain focused on uncovering such opportunities by investing in companies that we believe are capable of generating long-term, sustainable, and superior growth. These companies seek to generate solid returns on invested capital, which we believe is indicative of their ability to maintain a meaningful and sustainable competitive advantage. We place particular emphasis on the financial strength of companies with a strong focus on cash flow. In addition, we invest in companies where we believe management is not only highly capable, but also runs the company for the benefit of its shareholders. Through this focus on seeking to identify structural growth stocks, we believe our long-term thematic approach to investing remains ideal for building capital over the long term.

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

MassMutual Premier Global Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Telefonaktiebolaget LM Ericsson Class B	3.7%
eBay, Inc.	3.1%
Siemens AG	2.6%
SAP AG	2.3%
Intuit, Inc.	2.1%
Altera Corp.	2.1%
Tiffany & Co.	2.0%
McDonald’s Corp.	2.0%
LVMH Moet Hennessy Louis Vuitton SA	1.8%
WellPoint, Inc.	1.8%

23.5%

MassMutual Premier Global Fund Country Weighings (% of Net Assets) on 10/31/11 (Unaudited)

United States	37.5%
Germany	10.1%
Japan	9.3%
Sweden	6.3%
France	5.7%
Switzerland	5.6%
Brazil	3.9%
United Kingdom	3.4%
Mexico	3.2%
Spain	2.9%
Netherlands	2.4%
India	2.2%
Italy	1.7%
Panama	1.5%
Taiwan	1.1%
Ireland	0.9%
Finland	0.8%
Republic of Korea	0.6%
Denmark	0.5%
Argentina	0.2%

Total Long-Term Investments	99.8%
Other Assets and Liabilities	0.2%

Net Assets	100.0%

MassMutual Premier Global Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Global Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI World Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/31/04 - 10/31/11
Class S	0.37%	0.56%	3.92%
Class A	-0.11%	0.04%	3.38%
Class A (sales load deducted)*	-5.85%	-1.14%	2.49%
Class Y	0.21%	0.43%	3.78%
Class L	0.11%	0.32%	3.67%
Class N	-0.33%	-0.06%	3.27%
Class N (CDSC fees deducted)*	-1.32%	-0.06%	3.27%
MSCI World Index	1.75%	-1.00%	2.66%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 1/3/05.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier International Equity Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier International Equity Fund, and who is the Fund’s subadviser?

This Fund seeks to achieve long-term capital appreciation by investing primarily in common stock of foreign companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of foreign companies. The Fund’s subadviser is OFI Institutional Asset Management, Inc. (OFI Institutional).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned 1.08%, significantly outpacing the -4.08% return of the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

For the fiscal year ended October 31, 2011, the Fund’s top individual contributors to performance included Autonomy Corp. in the information technology sector; Filtrona, from the materials sector; BT Group, from telecommunication services; Synthes, Inc., a health care firm; and consumer discretionary firm Burberry Group.

Autonomy Corp. is a software company specializing in the sorting of unstructured data, such as email. Near the end of the period, Hewlett Packard bid for Autonomy at a 68% premium to the market price; consequently, the Fund cashed in and exited the position. Filtrona, which manufactures and supplies specialty plastic and fiber products, benefited from strong revenue growth during the period. BT Group’s profits jumped during the year, which pushed its stock price higher, as U.K. customers increasingly showed a preference for high-speed broadband for their Internet service. Synthes’ stock rose on news of a merger agreement with health care giant Johnson & Johnson – which ultimately announced in late April that it had agreed to buy the Swiss medical device maker for $12.3 billion. Similar to the situation with Autonomy, the Fund exited its position in Synthes. Finally, the Fund’s investment in global luxury goods provider Burberry performed well after the company reported particularly strong growth in its outerwear and large leather goods product lines.

Conversely, Fund positions that detracted from performance during the year included Temenos Group, an information technology company; and Vallourec and Nidec Corp., both from the industrials sector. Temenos Group specializes in providing software and related services to the banking sector. Banking-related stocks generally came under pressure during the period, which sent Temenos’ stock lower. Industrials were another sector that the market grew pessimistic about due to the darkening outlook for the global economy. Vallourec and Nidec are two industrials stocks that did not perform well. In October, Vallourec, a manufacturer of equipment used in the energy production industry, lowered its forecast for profitability and warned that gross operating income would be lower in the second half of 2011. With general weakness among industrials and cyclical stocks this reporting period, Vallourec’s announcement drew a strong reaction from the market and the stock declined. Nidec, a manufacturer of drives and motors for multiple industries, saw net income and net profit declines during the period, which sent its stock price lower.

Subadviser outlook

While an uncertain economic environment may continue to create volatile short-term returns in the market, we continue to seek growing businesses with promising competitive positions, regardless of where they’re located. We remain focused on uncovering such opportunities by investing in companies that we believe are capable of generating long-term, sustainable and superior growth. These companies seek to generate solid returns on invested capital that we believe is generally indicative of their ability to maintain a meaningful and sustainable competitive advantage. We place particular emphasis on the financial strength of companies with a strong focus on cash flow. In addition, we invest in companies where we believe management is not only highly capable, but also runs the company for the benefit of its shareholders. Through this focus on seeking to identify structural growth stocks, we believe our long-term thematic approach to investing remains ideal for building capital over the long term.

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

MassMutual Premier International Equity Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

BT Group PLC	2.5%
Oppenheimer Institutional Money Market Fund Class E	2.3%
Experian PLC	2.2%
SAP AG	2.2%
Telefonaktiebolaget LM Ericsson Class B	2.0%
Aalberts Industries NV	1.9%
Nidec Corp.	1.9%
Bunzl PLC	1.7%
Inditex SA	1.6%
BG Group PLC	1.6%

19.9%

MassMutual Premier International Equity Fund Country Weightings (% of Net Assets) on 10/31/11 (Unaudited)

United Kingdom	27.8%
Switzerland	12.1%
France	10.1%
Japan	9.1%
Netherlands	7.3%
Germany	6.3%
Spain	4.0%
Australia	3.5%
United States	3.1%
Sweden	3.1%
Italy	2.5%
Brazil	2.1%
India	1.4%
Canada	1.2%
Ireland	1.0%
Finland	0.9%
South Africa	0.8%
Taiwan	0.7%
Denmark	0.7%
Panama	0.6%
Luxembourg	0.5%
Austria	0.5%
Mexico	0.4%
Republic of Korea	0.2%
Bermuda	0.1%

Total Long-Term Investments	100.0%
Short-Term Investments and Other Assets and Liabilities	0.0%

Net Assets	100.0%

MassMutual Premier International Equity Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier International Equity Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI EAFE Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Ten Year Average Annual 11/1/01 - 10/31/11
Class S	1.08%	1.78%	7.01%
Class A	0.63%	1.33%	6.56%
Class A (sales load deducted)*	-5.15%	0.13%	5.93%
Class Y	1.00%	1.73%	6.99%
Class L	0.91%	1.58%	6.83%
MSCI EAFE Index	-4.08%	-2.41%	5.73%

GROWTH OF $10,000 INVESTMENT FOR THE PAST TEN YEARS

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Focused International Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Focused International Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital appreciation by normally investing a minimum of 90% of its net assets in equity securities. The Fund may invest in developed and emerging markets; however, it will typically invest in a minimum of 30 issuers organized, headquartered or having a substantial portion of their assets in or deriving a substantial portion of their revenues from countries appearing in the Morgan Stanley Capital International (“MSCI®”) Europe, Australasia, Far East (“EAFE®”) Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned -2.44%, ahead of the -4.08% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Developments over the summer of 2011 unnerved equity markets, as the main issue continued to be the weakening economic outlook in a number of regions. Europe has been the primary problem area. Issues that arose in Europe over the past year have not been resolved; rather, they have escalated and expanded. For example, the Greek government funding crisis led to a Greek banking crisis – as well as a crisis with respect to the French banks that are among the largest lenders to the Greek government.

Despite these challenges, over the year ended October 31, 2011, the biggest positive contribution to the Fund’s performance, on a regional basis, came from the U.K. and continental Europe, primarily due to strong stock selection in that part of the world. The Fund also benefited from positive stock selection in Japan over the period, which was offset, to some extent, by weak stock selection in emerging markets and the Pacific region (excluding Japan).

In sector terms, the Fund’s stock selection and asset allocation were both positive. Stock selection in consumer discretionary offered the greatest contribution, followed by financials and information technology. The Fund’s position in financials continued to benefit from avoiding European banks; but the benefit was offset, to some extent, by weak stock selection in the energy and consumer staples sectors.

In individual stocks, the Fund’s information technology position benefited overall results, receiving a boost from Hewlett Packard’s acquisition of U.K. software company Autonomy. Japanese online retailer Rakuten, another portfolio holding, was a good performer due to the fact that the company’s core e-commerce business is doing very well. Energy was weak due to lackluster performance from Paladin Energy and Niko Resources. Paladin Energy is a uranium miner whose share price suffered due to the nuclear incident at Fukushima, Japan. Niko Resources is an international oil and natural gas exploration and production company.

Subadviser outlook

A coordinated response to the numerous problems in the euro zone is required, yet none of the key countries seems to be motivated to act. Consequently, the euro crisis agenda is slowly being overtaken by political, rather than economic, considerations. We do not know how this will end; however, in our view, one certainty is that the euro zone will look much different in the future.

The Fund has been holding an underweight position, relative to the benchmark, in Europe and especially in European commercial banks. Our positioning in European banks is likely to remain the same until the circumstances in that part of the world change. On the other hand, many high-quality growth stocks in Europe that have been less directly impacted by the European drama have had attractive growth at very reasonable prices. We are selectively adding these companies as Fund holdings when we find them.

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

The weakness in the global economy and the recent renewed weakness in global equities suggest to us that more monetary stimulus, including possible action by one or more central banks, may be coming, and possibly soon. Legislation-driven fiscal stimulus measures no longer look possible. The European debt crisis and this past summer’s acrimonious debt ceiling debate in the U.S. show this to be true. We continue to look for companies that can grow their earnings in this weak economic growth environment. Recent equity market weakness is disappointing, but it has left more growth stocks trading at reasonable prices than we have seen in a while.

MassMutual Premier Focused International Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Bayer AG	2.9%
Randgold Resources Ltd.	2.4%
Fresnillo PLC	2.3%
BP PLC	2.2%
Sanofi	2.2%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	2.2%
SAP AG	2.2%
Total SA	2.2%
Nippon Telegraph & Telephone Corp.	2.2%
Newcrest Mining Ltd.	2.2%

23.0%

MassMutual Premier Focused International Fund Country Weightings (% of Net Assets) on 10/31/11 (Unaudited)

United Kingdom	20.3%
Japan	18.5%
Germany	11.8%
France	9.1%
Switzerland	8.2%
Australia	5.6%
Israel	4.2%
Channel Islands	4.1%
Singapore	3.5%
Russia	2.1%
Mexico	2.0%
Republic of Korea	2.0%
Luxembourg	1.9%
Cayman Islands	1.8%
Hong Kong	1.7%
Canada	1.5%
Norway	0.7%

Total Long-Term Investments	99.0%
Short-Term Investments and Other Assets and Liabilities	1.0%

Net Assets	100.0%

MassMutual Premier Focused International Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Focused International Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, Class N, Class N (CDSC fees deducted), and the MSCI EAFE Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Five Year Average Annual 11/1/06 - 10/31/11	Since Inception Average Annual 12/1/05 - 10/31/11
Class S	-2.44%	0.15%	3.92%
Class A	-2.97%	-0.31%	3.44%
Class A (sales load deducted)*	-8.54%	-1.49%	2.41%
Class Y	-2.52%	0.08%	3.85%
Class L	-2.66%	-0.07%	3.70%
Class N	-3.35%	-0.67%	3.07%
Class N (CDSC fees deducted)*	-4.30%	-0.67%	3.07%
MSCI EAFE Index	-4.08%	-2.41%	1.65%

Hypothetical Investments in MassMutual Premier Focused International Fund Class Z and the MSCI EAFE Index.

TOTAL RETURN	Since Inception 12/3/10 - 10/31/11
Class Z	-1.19%
MSCI EAFE Index	0.77%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge and Class N (CDSC fees deducted) returns include the 1.00% maximum contingent deferred sales charge for the first 18 months shown.

+ From 12/1/10.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report

What is the investment approach of MassMutual Premier Strategic Emerging Markets Fund, and who is the Fund’s subadviser?

This Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments tied economically to emerging market countries. The Fund defines an emerging market country as one whose economy or markets are generally considered emerging or developing, and is not classified as a developed country according to the Morgan Stanley Capital International Barra Index. The Fund’s subadviser is Baring International Investment Limited (Baring).

How did the Fund perform during the 12 months ended October 31, 2011?

The Fund’s Class S shares returned -13.17%, significantly trailing the -7.72% return of the Morgan Stanley Capital International (“MSCI®”) Emerging Markets (“EM”) Index (the “benchmark”), an unmanaged market capitalization-weighted index of equity securities of companies domiciled in various countries. The Index is designed to represent the performance of emerging stock markets throughout the world and excludes certain market segments unavailable to U.S.-based investors.

For a discussion on the economic and market environment during the 12-month period ended October 31, 2011, please see the Economic and Market Review, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The year ended October 31, 2011, was a challenging time in the global financial markets. The Fund began the year, in November of 2010, positioned to benefit from an investment cycle expected to be favorable for manufacturing. The Fund held overweight positions, relative to the benchmark, in China and Korea, which were beneficial. The Fund’s overweight positions in Turkey and Russia also contributed due to an improving growth environment. We were cautious about investing in countries like Brazil and Taiwan, the latter due to unattractive growth opportunities, and the former due to our concerns over the impact that an overvalued currency would have on its industrial production.

Early 2011 was marked by natural and nuclear disasters in Japan, and unexpected political upheaval in Northern Africa. Business cycles across the globe were disrupted due to the events in Japan; while in Egypt, uncertainty regarding economic policies increased. The impact of the shutdown in Japanese industrial capacity helped boost the Fund’s overweight position in Korean cyclical stocks, and the turmoil in Egypt drove our decision to eliminate the Fund’s holdings in that country.

As the year progressed, we became concerned about the risk of a declining global economic growth environment due to stress caused by the European debt crisis and the high fiscal imbalance in the United States. These factors contributed to our decision to reduce the Fund’s cyclical positioning in Korea and Russia, and we subsequently increased the Fund’s exposure to more domestic-driven holdings in China, India, and Malaysia. The months of August and September were very volatile due to a lack of a comprehensive solution to the European debt crisis. This resulted in sharp declines for equity markets around the world. Emerging markets were not spared, and fell more than 22% during this period due to the linkages among developed and emerging markets. The European Union reached a preliminary agreement during the course of October, which provided a renewed sense of confidence in the financial markets. Equity markets rebounded strongly, supported by their attractive valuations and a reduction in risk aversion.

Subadviser outlook

Emerging market demand growth is generally expected to continue to outstrip that in the developed world due to domestic investment and consumption. During the next 12 months, there are a number of drivers that should, in our view, support emerging-market growth: loan growth remaining strong, interest rate reduction due to lower inflation, rising employment, and capacity utilization. At the same time, emerging markets remain better equipped to handle external volatility, as foreign reserves continue to grow.

It remains our view that a coordinated action to solve the European debt crisis will enable the market to increase its risk appetite and result in a rerating of emerging-market equities. The main risk is a continuation of policy mistakes or a slow reaction to the fiscal and debt issues confronting the U.S. and Europe, which could postpone or reverse the pace of recovery.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

MassMutual Premier Strategic Emerging Markets Fund Largest Holdings (% of Net Assets) on 10/31/11 (Unaudited)

Samsung Electronics Co., Ltd.	4.9%
Vale SA Sponsored ADR (Brazil) 7.440%	4.5%
CNOOC Ltd.	3.7%
Hon Hai Precision Industry Co. Ltd.	3.0%
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	2.9%
Petroleo Brasileiro SA Sponsored ADR (Brazil)	2.8%
Hyundai Mobis	2.7%
Sberbank	2.7%
China Construction Bank Corp. Class H	2.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	2.5%

32.2%

MassMutual Premier Strategic Emerging Markets Fund Country Weightings (% of Net Assets) on 10/31/11 (Unaudited)

Brazil	16.1%
Republic of Korea	15.3%
India	8.7%
Taiwan	7.8%
Hong Kong	6.8%
Russia	6.6%
Cayman Islands	6.5%
China	5.7%
South Africa	3.8%
Malaysia	3.1%
Mexico	2.9%
Channel Islands	2.9%
Canada	2.6%
Bermuda	2.2%
Indonesia	2.0%
Turkey	1.8%
United Kingdom	1.3%
Poland	1.3%
Peru	0.6%

Total Long-Term Investments	98.0%
Short-Term Investments and Other Assets and Liabilities	2.0%

Net Assets	100.0%

MassMutual Premier Strategic Emerging Markets Fund – Portfolio Manager Report (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class S, Class A, Class A (sales load deducted), Class Y, Class L, and the MSCI Emerging Markets Index.

TOTAL RETURN	One Year 11/1/10 - 10/31/11	Since Inception Average Annual 11/3/08 - 10/31/11
Class S	-13.17%	21.51%
Class A	-13.60%	20.94%
Class A (sales load deducted)*	-18.57%	18.57%
Class Y	-13.22%	21.41%
Class L	-13.34%	21.24%
MSCI Emerging Markets Index	-7.72%	23.30%

Hypothetical Investments in MassMutual Premier Strategic Emerging Markets Fund Class Z and the MSCI Emerging Markets Index.

TOTAL RETURN	Since Inception 3/1/11 - 10/31/11
Class Z	-10.25%
MSCI Emerging Markets Index	-8.21%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Class A (sales load deducted) returns include the 5.75% maximum sales charge.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-888-309-3539.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI Emerging Markets Index is unmanaged, does not incur expenses and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks and charges and expenses in conjunction with these financial statements. Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges. The performance tables and charts do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of the Fund shares.

MassMutual Premier Money Market Fund – Portfolio of Investments

October 31, 2011

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 100.8%
Certificates of Deposit — 2.0%
Bank of Nova Scotia 0.580% 3/05/12	$1,500,000	$1,501,086
Bank of Nova Scotia 0.586% 3/12/12	5,000,000	5,004,167
Bank of Nova Scotia 0.591% 1/06/12	5,750,000	5,751,945

		12,257,198

Commercial Paper — 81.4%
7-Eleven (a) 0.071% 11/08/11	6,050,000	6,049,918
7-Eleven (a) 0.091% 11/03/11	5,500,000	5,499,973
Air Products & Chemicals, Inc. (a) 0.071% 11/02/11	15,500,000	15,499,970
American Honda Finance Corp. 0.111% 11/08/11	6,000,000	5,999,872
American Honda Finance Corp. 0.162% 11/16/11	10,000,000	9,999,333
Archer-Daniels-Midland Co. (a) 0.101% 11/29/11	15,500,000	15,498,794
Basin Electric Power Cooperative (a) 0.142% 11/07/11	10,800,000	10,799,748
Basin Electric Power Cooperative (a) 0.142% 11/15/11	5,000,000	4,999,728
Becton, Dickinson & Co. 0.091% 11/30/11	12,000,000	11,999,130
BG Energy Finance, Inc. (a) 0.253% 11/10/11	1,340,000	1,339,916
Caterpillar, Inc. (a) 0.081% 11/23/11	15,500,000	15,499,242
Cisco Systems, Inc. (a) 0.081% 11/08/11	9,250,000	9,249,856
The Coca-Cola Co. (a) 0.091% 11/04/11	4,125,000	4,124,969
The Coca-Cola Co. (a) 0.180% 11/03/11	8,600,000	8,599,914
The Coca-Cola Co. (a) 0.182% 2/01/12	2,800,000	2,798,712
Commonwealth Bank of Australia (a) 0.279% 12/07/11	15,500,000	15,495,737
Covidien International Finance SA (a) 0.380% 11/01/11	3,000,000	3,000,000
E.I. du Point Nemours & Co. (a) 0.081% 11/10/11	9,500,000	9,499,810
E.I. du Point Nemours & Co. (a) 0.170% 11/02/11	6,000,000	5,999,972
Export-Import Bank of Korea 0.557% 11/04/11	15,500,000	15,499,290

	Principal Amount	Value
General Dynamics Corp. (a) 0.060% 11/10/11	$4,250,000	$4,249,936
General Electric Co. 0.152% 12/28/11	15,000,000	14,996,437
Henkel of America, Inc (a) 0.140% 11/28/11	9,500,000	9,499,003
Henkel of America, Inc (a) 0.152% 12/28/11	6,000,000	5,998,575
Honeywell International, Inc. (a) 0.090% 12/27/11	15,000,000	14,997,900
Illinois Tool Works, Inc. (a) 0.070% 11/18/11	9,600,000	9,599,683
Illinois Tool Works, Inc. (a) 0.071% 11/10/11	5,900,000	5,899,897
International Business Machines Corp. (a) 0.050% 11/09/11	5,500,000	5,499,939
John Deere Capital Corp. (a) 0.060% 11/04/11	15,500,000	15,499,922
L’Oreal USA, Inc. (a) 0.060% 11/21/11	11,725,000	11,724,609
L’Oreal USA, Inc. (a) 0.061% 11/21/11	2,250,000	2,249,925
McDonald’s Corp. (a) 0.081% 11/21/11	5,000,000	4,999,778
Nestle Capital Corp. (a) 0.121% 2/02/12	2,000,000	1,999,380
Nestle Capital Corp. (a) 0.172% 3/01/12	7,000,000	6,996,000
Nestle Capital Corp. (a) 0.300% 12/14/11	5,700,000	5,697,958
Paccar Financial Corp. 0.060% 11/09/11	5,000,000	4,999,933
Parker Hannifin Corp. (a) 0.110% 12/09/11	9,200,000	9,198,932
Parker Hannifin Corp. (a) 0.111% 12/09/11	6,300,000	6,299,269
PepsiCo, Inc. (a) 0.071% 12/12/11	15,500,000	15,498,764
Praxair, Inc. 0.050% 11/01/11	13,830,000	13,830,000
Ricoh Finance Corp. (a) 0.213% 11/17/11	15,500,000	15,498,553
Rockwell Automation, Inc. (a) 0.250% 11/28/11	15,500,000	15,497,094
Sanofi-Aventis 0.412% 3/28/12	12,500,000	12,500,000
The Sherwin-Williams Co. (a) 0.172% 11/09/11	12,000,000	11,999,547
The Sherwin-Williams Co. (a) 0.202% 11/08/11	3,500,000	3,499,864

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Siemens Capital Co. LLC (a) 0.111% 11/28/11	$8,000,000	$7,999,340
Siemens Capital Co. LLC (a) 0.132% 11/22/11	2,200,000	2,199,833
Siemens Capital Co. LLC (a) 0.152% 11/22/11	5,290,000	5,289,537
Sigma-Aldrich Corp. (a) 0.071% 11/04/11	8,500,000	8,499,950
Sigma-Aldrich Corp. (a) 0.081% 11/07/11	7,500,000	7,499,900
Sysco Corp. (a) 0.060% 11/07/11	7,200,000	7,199,928
Target Corp. 0.071% 11/07/11	15,000,000	14,999,825
Toyota Motor Credit Corp. 0.172% 11/15/11	6,500,000	6,499,570
Toyota Motor Credit Corp. 0.172% 12/13/11	9,000,000	8,998,215
Wal-Mart Stores, Inc. (a) 0.086% 11/14/11	15,500,000	15,499,552
Wisconsin Gas LLC 0.192% 11/10/11	13,000,000	12,999,382
Wisconsin Gas LLC 0.200% 11/16/11	2,670,000	2,669,778

		506,539,592

Corporate Debt — 4.9%
Berkshire Hathaway Finance Corp. 4.000% 4/15/12	3,802,000	3,864,659
Berkshire Hathaway Finance Corp. FRN 0.522% 1/13/12	4,885,000	4,886,303
Berkshire Hathaway, Inc. FRN 0.454% 2/10/12	2,575,000	2,576,311
JPMorgan Chase & Co. FRN 0.477% 12/21/11	13,800,000	13,802,894
3M Co. 4.500% 11/01/11	5,690,000	5,690,000

		30,820,167

Discount Notes — 4.6%
Federal Home Loan Bank 0.100% 3/26/12	350,000	349,858
Federal Home Loan Bank 0.130% 7/17/12	4,000,000	3,996,259
Federal Home Loan Bank 0.170% 11/30/11	1,620,000	1,619,778
Federal Home Loan Mortgage Corp. 0.045% 1/24/12	866,000	865,909
Federal Home Loan Mortgage Corp. 0.090% 12/27/11	1,500,000	1,499,790
Federal Home Loan Mortgage Corp. 0.100% 4/09/12	600,000	599,733

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 0.120% 11/28/11	$600,000	$599,946
Federal National Mortgage Association 0.080% 3/19/12	1,500,000	1,499,537
Federal National Mortgage Association 0.110% 12/30/11	1,950,000	1,949,649
Federal National Mortgage Association 0.140% 6/01/12	2,640,000	2,637,813
Federal National Mortgage Association 0.150% 11/23/11	11,615,000	11,613,935
Federal National Mortgage Association 0.170% 11/30/11	1,125,000	1,124,846

		28,357,053

U.S. Treasury Bills — 0.6%
U.S. Treasury Bill 0.262% 11/17/11	1,540,000	1,539,821
U.S. Treasury Bill 0.274% 11/17/11	1,975,000	1,974,759

		3,514,580

U.S. Treasury Bonds & Notes — 6.9%
U.S. Treasury Note 0.375% 8/31/12	5,000,000	5,009,224
U.S. Treasury Note 0.625% 7/31/12	5,000,000	5,018,709
U.S. Treasury Note 0.875% 1/31/12	14,895,000	14,915,297
U.S. Treasury Note 0.875% 2/29/12	4,000,000	4,007,355
U.S. Treasury Note 1.000% 4/30/12	13,765,000	13,817,734

		42,768,319

Time Deposits — 0.4%
Euro Time Deposit 0.010% 11/01/11	2,412,760	2,412,760

TOTAL SHORT-TERM INVESTMENTS (Cost $626,669,669)		626,669,669

TOTAL INVESTMENTS — 100.8% (Cost $626,669,669) (b)		626,669,669

Other Assets/(Liabilities) — (0.8)%		(4,840,669)

NET ASSETS — 100.0%		$621,829,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

FRN	Floating Rate Note
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $370,548,827 or 59.59% of net assets.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments

October 31, 2011

	Principal Amount	Value
BONDS & NOTES — 67.6%

CORPORATE DEBT — 26.2%
Advertising — 0.4%
WPP Finance 8.000% 9/15/14	$1,515,000	$1,731,969

Aerospace & Defense — 0.2%
L-3 Communications Corp. 6.375% 10/15/15	1,125,000	1,148,906

Agriculture — 0.0%
Altria Group, Inc. 9.700% 11/10/18	105,000	141,122

Auto Manufacturers — 0.1%
Daimler Finance NA LLC (a) 2.625% 9/15/16	450,000	447,243

Banks — 1.5%
Associated Banc-Corp. 5.125% 3/28/16	750,000	773,849
Bank of America Corp. 2.100% 4/30/12	1,500,000	1,514,751
Bank of America Corp. 5.750% 12/01/17	1,500,000	1,493,094
Capital One Financial Corp. 2.125% 7/15/14	300,000	299,589
Capital One Financial Corp. 7.375% 5/23/14	270,000	302,191
Credit Suisse New York 5.500% 5/01/14	760,000	810,489
First Horizon National Corp. 5.375% 12/15/15	770,000	771,217
ICICI Bank Ltd. 4.750% 11/25/16	500,000	495,335
ICICI Bank Ltd. (a) 5.500% 3/25/15	585,000	601,250
State Street Corp. 2.150% 4/30/12	450,000	454,396
Wells Fargo & Co. 5.625% 12/11/17	65,000	74,844

		7,591,005

Building Materials — 0.6%
CRH America, Inc. 5.300% 10/15/13	425,000	443,774
CRH America, Inc. 8.125% 7/15/18	55,000	63,409
Lafarge SA (a) 6.200% 7/09/15	1,100,000	1,115,747
Masco Corp. 4.800% 6/15/15	1,090,000	1,052,763
Masco Corp. 7.125% 8/15/13	400,000	418,028

		3,093,721

	Principal Amount	Value
Chemicals — 1.6%
Airgas, Inc. 4.500% 9/15/14	$425,000	$452,405
Ashland, Inc. 9.125% 6/01/17	250,000	279,375
Cytec Industries, Inc. 8.950% 7/01/17	125,000	151,401
The Dow Chemical Co. 5.900% 2/15/15	860,000	957,047
The Dow Chemical Co. 7.600% 5/15/14	525,000	595,773
Incitec Pivot Ltd. (a) 4.000% 12/07/15	650,000	663,276
Lyondell Chemical Co. 8.000% 11/01/17	1,714,000	1,928,250
Nova Chemicals Corp. FRN 3.542% 11/15/13	1,550,000	1,530,625
RPM International, Inc. 6.250% 12/15/13	1,305,000	1,398,749

		7,956,901

Commercial Services — 1.2%
Brambles USA, Inc. (a) 3.950% 4/01/15	510,000	531,613
Deluxe Corp. 7.375% 6/01/15	180,000	181,350
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	1,250,000	1,225,000
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	465,000	441,750
Equifax, Inc. 6.300% 7/01/17	800,000	897,501
ERAC USA Finance LLC (a) 5.800% 10/15/12	1,000,000	1,039,015
ERAC USA Finance LLC (a) 5.900% 11/15/15	1,600,000	1,788,558

		6,104,787

Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	80,000	83,000
HP Enterprise Services LLC Series B 6.000% 8/01/13	475,000	512,410

		595,410

Diversified Financial — 3.9%
American Express Co. 7.250% 5/20/14	545,000	616,912
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,000,000	1,177,630
Citigroup, Inc. 2.125% 4/30/12	1,200,000	1,211,482
Citigroup, Inc. 5.500% 10/15/14	320,000	340,863

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup, Inc. 5.500% 2/15/17	$840,000	$860,787
Citigroup, Inc. 6.375% 8/12/14	585,000	631,533
Eaton Vance Corp. 6.500% 10/02/17	575,000	650,016
Ford Motor Credit Co. LLC 3.875% 1/15/15	835,000	835,410
Ford Motor Credit Co. LLC 5.875% 8/02/21	725,000	772,543
Ford Motor Credit Co. LLC 8.700% 10/01/14	1,125,000	1,258,466
General Electric Capital Corp. 3.500% 8/13/12	590,000	602,690
General Electric Capital Corp. 5.900% 5/13/14	485,000	533,325
The Goldman Sachs Group, Inc. 5.150% 1/15/14	250,000	259,544
The Goldman Sachs Group, Inc. 5.625% 1/15/17	275,000	284,798
The Goldman Sachs Group, Inc. 6.000% 5/01/14	675,000	717,181
The Goldman Sachs Group, Inc. 6.150% 4/01/18	385,000	411,075
International Lease Finance Corp. 5.625% 9/20/13	300,000	295,500
Janus Capital Group, Inc. 6.700% 6/15/17	925,000	975,203
Lazard Group LLC 6.850% 6/15/17	650,000	699,975
Lazard Group LLC 7.125% 5/15/15	805,000	880,726
Merrill Lynch & Co., Inc. 5.450% 2/05/13	1,800,000	1,820,030
Morgan Stanley 2.875% 7/28/14	1,500,000	1,450,317
Morgan Stanley 3.800% 4/29/16	325,000	314,433
National Rural Utilities Cooperative Finance Corp. 10.375% 11/01/18	50,000	71,644
SLM Corp. 5.000% 10/01/13	1,100,000	1,099,515
TD Ameritrade Holding Corp. 4.150% 12/01/14	155,000	165,103

		18,936,701

Electric — 2.1%
Allegheny Energy Supply Co. LLC (a) 8.250% 4/15/12	975,000	1,004,111
Ameren Corp. 8.875% 5/15/14	545,000	616,591
Carolina Power & Light Co. 5.125% 9/15/13	780,000	840,676

	Principal Amount	Value
CMS Energy Corp. 2.750% 5/15/14	$350,000	$345,247
CMS Energy Corp. 5.050% 2/15/18	2,250,000	2,272,743
IPALCO Enterprises, Inc. (a) 5.000% 5/01/18	850,000	862,750
Kansas Gas & Electric Co. 5.647% 3/29/21	407,390	431,173
Kiowa Power Partners LLC (a) 4.811% 12/30/13	150,653	151,753
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	130,324	132,930
Monongahela Power Co., Inc. 6.700% 6/15/14	500,000	557,339
Nevada Power Co. Series L 5.875% 1/15/15	650,000	727,462
NRG Energy, Inc. 8.500% 6/15/19	400,000	418,000
PPL Energy Supply LLC 6.300% 7/15/13	600,000	640,158
Tenaska Oklahoma (a) 6.528% 12/30/14	198,278	186,364
TransAlta Corp. 6.650% 5/15/18	25,000	28,613
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	428,785	475,042
Wisconsin Public Service Corp. 5.650% 11/01/17	450,000	526,819

		10,217,771

Electronics — 0.6%
Agilent Technologies, Inc. 2.500% 7/15/13	550,000	557,410
Amphenol Corp. 4.750% 11/15/14	180,000	192,755
Avnet, Inc. 5.875% 3/15/14	1,500,000	1,602,472
FLIR Systems, Inc. 3.750% 9/01/16	600,000	595,780

		2,948,417

Entertainment — 0.1%
Peninsula Gaming LLC 8.375% 8/15/15	515,000	529,162

Environmental Controls — 0.1%
Waste Management, Inc. 6.100% 3/15/18	35,000	41,122
Xylem, Inc. (a) 3.550% 9/20/16	425,000	430,893
Xylem, Inc. (a) 4.875% 10/01/21	200,000	207,145

		679,160

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Foods — 0.4%
Delhaize Group 6.500% 6/15/17	$1,180,000	$1,381,990
Kraft Foods, Inc. 4.125% 2/09/16	525,000	569,275

		1,951,265

Forest Products & Paper — 0.4%
Rock-Tenn Co. 5.625% 3/15/13	1,430,000	1,465,750
Rock-Tenn Co. 9.250% 3/15/16	375,000	398,437
Verso Paper Holdings LLC 11.500% 7/01/14	180,000	189,000

		2,053,187

Hand & Machine Tools — 0.2%
Black & Decker Corp. 8.950% 4/15/14	750,000	874,381

Health Care – Products — 0.4%
Boston Scientific Corp. 4.500% 1/15/15	1,265,000	1,331,926
Covidien International Finance SA 5.450% 10/15/12	600,000	626,393

		1,958,319

Health Care – Services — 0.1%
Apria Healthcare Group, Inc. 11.250% 11/01/14	725,000	705,062

Holding Company – Diversified — 0.1%
Leucadia National Corp. 7.000% 8/15/13	460,000	488,175

Home Builders — 0.1%
Toll Brothers Finance Corp. 4.950% 3/15/14	275,000	281,349

Home Furnishing — 0.3%
Sealy Mattress Co. (a) 10.875% 4/15/16	1,210,000	1,327,975
Whirlpool Corp. 8.600% 5/01/14	135,000	152,980

		1,480,955

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	300,000	310,984

Insurance — 0.6%
American International Group, Inc. 3.650% 1/15/14	120,000	118,037
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	515,000	515,961
Lincoln National Corp. 4.300% 6/15/15	200,000	208,773
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	475,000	512,215

	Principal Amount	Value
Prudential Financial, Inc. 4.750% 9/17/15	$640,000	$685,234
Prudential Financial, Inc. 5.800% 6/15/12	1,000,000	1,024,236

		3,064,456

Investment Companies — 0.1%
Xstrata Finance Canada (a) 5.800% 11/15/16	335,000	365,267

Iron & Steel — 0.6%
ArcelorMittal 9.000% 2/15/15	1,290,000	1,509,895
ArcelorMittal 9.850% 6/01/19	165,000	195,747
Reliance Steel & Aluminum Co. 6.200% 11/15/16	445,000	468,292
Steel Dynamics, Inc. 7.375% 11/01/12	560,000	580,300

		2,754,234

Lodging — 0.1%
Marriott International, Inc. 5.810% 11/10/15	150,000	168,203
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	54,000	56,160
Wyndham Worldwide Corp. 6.000% 12/01/16	375,000	396,605

		620,968

Machinery – Diversified — 0.2%
Roper Industries, Inc. 6.625% 8/15/13	720,000	776,282

Manufacturing — 1.1%
Cooper US, Inc. 6.100% 7/01/17	750,000	891,237
General Electric Co. 5.250% 12/06/17	1,000,000	1,139,314
Ingersoll-Rand Global Holding Co. Ltd. 9.500% 4/15/14	350,000	411,438
Textron, Inc. 6.200% 3/15/15	2,500,000	2,686,982
Tyco Electronics Group SA 6.550% 10/01/17	325,000	380,151

		5,509,122

Media — 0.4%
Scholastic Corp. 5.000% 4/15/13	575,000	573,563
Thomson Corp. 5.700% 10/01/14	930,000	1,035,571
Time Warner Cable, Inc. 7.500% 4/01/14	460,000	522,205

		2,131,339

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Metal Fabricate & Hardware — 0.1%
The Timken Co. 6.000% 9/15/14	$335,000	$363,673

Mining — 0.5%
Freeport-McMoRan Copper & Gold, Inc. 8.375% 4/01/17	1,080,000	1,155,600
Teck Resources Ltd. 7.000% 9/15/12	250,000	262,278
Teck Resources Ltd. 10.750% 5/15/19	325,000	401,375
Vale Overseas Ltd. 6.250% 1/23/17	535,000	599,869

		2,419,122

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	250,000	263,620
Xerox Corp. 5.500% 5/15/12	280,000	286,757

		550,377

Oil & Gas — 0.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	960,000	1,129,674
Noble Holding International Ltd. 7.375% 3/15/14	735,000	830,839
PetroBakken Energy Ltd., Convertible (b) 3.125% 2/08/16	600,000	528,000
Petrobras International Finance Co. 3.875% 1/27/16	480,000	491,185
Rowan Cos., Inc. 5.000% 9/01/17	700,000	722,795
Tesoro Corp. 6.500% 6/01/17	400,000	404,000
Valero Energy Corp. 4.500% 2/01/15	440,000	474,953

		4,581,446

Oil & Gas Services — 0.2%
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	970,000	977,275

Packaging & Containers — 0.6%
Packaging Corporation of America 5.750% 8/01/13	1,400,000	1,501,731
Sealed Air Corp. (a) 5.625% 7/15/13	1,200,000	1,251,344

		2,753,075

Pharmaceuticals — 0.7%
Abbott Laboratories 5.600% 11/30/17	1,660,000	1,969,934
Express Scripts, Inc. 6.250% 6/15/14	900,000	995,388

	Principal Amount	Value
Mylan, Inc. (a) 7.625% 7/15/17	$275,000	$303,875

		3,269,197

Pipelines — 1.4%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	140,000	140,000
DCP Midstream LLC (a) 9.750% 3/15/19	25,000	32,828
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	1,000,000	1,021,999
Enogex LLC (a) 6.875% 7/15/14	930,000	1,022,309
Enterprise Products Operating LP 3.200% 2/01/16	225,000	233,139
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	275,000	296,207
Kinder Morgan Energy Partners LP 6.000% 2/01/17	175,000	199,472
Kinder Morgan Finance Co. ULC (a) 6.000% 1/15/18	1,400,000	1,435,000
NGPL PipeCo LLC (a) 6.514% 12/15/12	950,000	987,823
ONEOK Partners LP 3.250% 2/01/16	225,000	230,289
Southern Natural Gas Co. (a) 5.900% 4/01/17	420,000	479,055
Texas Eastern Transmission LP (a) 6.000% 9/15/17	275,000	323,759
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	600,000	632,152

		7,034,032

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	350,000	351,571

Real Estate Investment Trusts (REITS) — 0.5%
Brandywine Operating Partners LP 4.950% 4/15/18	450,000	436,461
Developers Diversified Realty Corp. 5.500% 5/01/15	1,500,000	1,525,692
Senior Housing Properties Trust 8.625% 1/15/12	175,000	177,016
Simon Property Group LP 4.200% 2/01/15	100,000	105,667

		2,244,836

Retail — 0.4%
J.C. Penney Corp., Inc. 7.950% 4/01/17	200,000	216,000
Macy’s Retail Holdings, Inc. 5.750% 7/15/14	1,681,000	1,796,929

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Nordstrom, Inc. 6.750% 6/01/14	$150,000	$168,954

		2,181,883

Savings & Loans — 0.3%
Glencore Funding LLC (a) 6.000% 4/15/14	1,665,000	1,686,269

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	940,000	972,900

Telecommunications — 1.6%
American Tower Corp. 4.500% 1/15/18	1,050,000	1,079,973
CenturyLink, Inc. 5.500% 4/01/13	390,000	400,028
Embarq Corp. 6.738% 6/01/13	2,470,000	2,600,910
Embarq Corp. 7.082% 6/01/16	35,000	37,932
Rogers Communications, Inc. 5.500% 3/15/14	260,000	282,078
Telecom Italia Capital 6.175% 6/18/14	535,000	543,453
Telefonica Emisiones SAU 3.992% 2/16/16	700,000	688,648
Verizon Communications, Inc. 8.750% 11/01/18	540,000	729,517
Virgin Media Secured Finance PLC 6.500% 1/15/18	860,000	926,650
Windstream Corp. 7.875% 11/01/17	535,000	577,800

		7,866,989

Transportation — 0.3%
Asciano Finance (a) 5.000% 4/07/18	400,000	425,259
Bristow Group, Inc. 7.500% 9/15/17	505,000	525,200
Canadian National Railway Co. 5.850% 11/15/17	245,000	293,124

		1,243,583

Trucking & Leasing — 0.6%
GATX Corp. 3.500% 7/15/16	1,850,000	1,837,254
GATX Corp. 4.750% 5/15/15	150,000	158,427
GATX Corp. 8.750% 5/15/14	695,000	800,662

		2,796,343

TOTAL CORPORATE DEBT (Cost $122,722,915)		128,740,191

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.7%
Access Group, Inc., Delaware VRN 1.645% 9/01/37	$400,000	$348,000
North Carolina State Education Assistance Authority FRN 1.318% 1/26/26	800,000	784,688
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.872% 1/25/21	768,329	767,323
State of California 5.950% 4/01/16	245,000	276,997
State of Illinois 5.365% 3/01/17	1,200,000	1,265,436

		3,442,444

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,366,581)		3,442,444

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 18.9%
Automobile ABS — 3.0%
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	346,459	346,508
AmeriCredit Automobile Receivables Trust, Series 2011-3, Class A2 0.840% 11/10/14	400,000	399,551
AmeriCredit Automobile Receivables Trust, Series 2011-2, Class A2 0.900% 9/08/14	625,000	624,765
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	506,328	506,761
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	206,226	206,155
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.384% 8/20/13	675,000	666,582
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (a) 0.524% 7/20/12	875,000	866,255
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	36,419	36,425
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.993% 9/15/21	955,299	959,894

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.243% 12/15/20	$633,579	$635,989
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	218,667	218,737
Enterprise Fleet Financing LLC, Series 2011-2, Class A2 (a) 1.430% 10/20/16	1,550,000	1,549,893
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	361,700	361,844
Ford Credit Auto Owner Trust, Series 2011-B, Class A2 0.680% 1/15/14	1,000,000	998,480
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2 0.830% 11/15/13	632,368	632,312
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	649,383	648,500
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	131,124	131,199
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	151,673	151,849
Nissan Auto Lease Trust, Series 2010-B, Class A2 0.900% 5/15/13	532,922	533,264
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	1,000,000	1,006,794
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930% 6/17/13	638,310	638,231
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	765,000	764,372
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	410,641	410,915
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	288,180	288,520
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 8/15/12	55,298	55,304
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	532,375	532,716

	Principal Amount	Value
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	$112,324	$112,517
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.793% 3/15/18	292,195	293,171

		14,577,503

Commercial MBS — 6.2%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.725% 2/10/51	2,000,000	2,167,900
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	1,265,000	1,354,241
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	750,000	802,798
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	117,230	117,409
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	500,000	480,013
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	1,000,000	1,001,948
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	700,000	763,683
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	1,100,000	1,188,575
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.758% 9/11/38	900,000	879,510
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	501,205	501,066
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class AM VRN 5.775% 6/10/46	400,000	396,007

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	$1,125,000	$1,250,246
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	850,000	890,098
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.206% 2/15/41	1,350,000	611,625
DBUBS Mortgage Trust, Series 2011-LC3A, Class A1 2.238% 8/10/44	736,502	750,429
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 3.386% 7/10/44	525,000	537,840
DBUBS Mortgage Trust, Series 2011-LC1A, Class A1 (a) 3.742% 11/10/46	936,796	975,293
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A2 5.597% 12/10/49	500,000	512,363
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 3.645% 3/10/44	1,000,000	1,037,581
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	250,000	252,635
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.216% 5/15/41	1,375,000	1,462,975
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	1,200,000	1,296,456
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB14, Class A4 5.481% 12/12/44	250,000	268,811
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, VRN 5.220% 11/12/37	1,200,000	1,327,560
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	975,000	1,029,295

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-9, Class A4 5.700% 9/12/49	$825,000	$856,572
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	650,000	668,831
Morgan Stanley Capital I, Series 2005-T19, Class AAB 4.852% 6/12/47	1,144,070	1,167,949
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	1,657,239	1,696,294
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	625,000	709,004
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.907% 8/15/39	750,000	807,504
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.907% 8/15/39	450,000	457,504
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	1,450,000	1,511,714
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 3.240% 3/15/44	400,000	404,774
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	475,000	488,235

		30,624,738

Home Equity ABS — 2.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.514% 8/25/35	430,463	390,637
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.604% 7/25/35	362,439	330,852
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.614% 11/25/34	521,619	489,920
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.684% 6/25/35	680,000	593,520
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.830% 8/28/44	158,821	141,133

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 STEP 0.604% 9/25/35	$405,997	$359,340
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.624% 11/25/35	540,014	526,815
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.674% 4/25/35	403,099	389,634
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.774% 1/25/35	96,644	95,215
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.834% 12/25/34	138,887	126,161
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1 FRN 0.294% 1/25/37	116,187	114,253
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.344% 5/25/36	105,890	103,946
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.354% 7/25/36	251,121	237,113
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.654% 12/25/33	243,298	224,217
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.474% 9/25/34	286,544	259,264
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.484% 1/25/36	397,079	361,786
GSAMP Trust, Series 2005-WMC1, Class A4 FRN 0.624% 9/25/35	775,755	734,306
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.674% 4/25/35	406,459	338,102
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.414% 8/25/36	413,133	354,727
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.524% 8/25/45	5,789	5,380
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.714% 8/25/35	400,000	337,986
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.744% 2/25/35	534,281	516,161
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (a) 0.980% 6/28/35	466,489	433,164

	Principal Amount	Value
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.694% 3/25/35	$425,000	$289,669
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	1,387	1,263
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.714% 5/25/35	552,458	524,444
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.624% 8/25/35	743,489	671,080
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.744% 3/25/35	525,000	430,915
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.594% 6/25/35	400,215	383,645
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.434% 3/25/36	530,677	503,819
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.494% 1/25/36	289,686	269,509
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2B FRN 0.344% 12/25/36	228,831	226,886
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.584% 3/25/36	488,639	431,364
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.604% 8/25/35	304,719	250,386
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.794% 12/25/32	72,979	68,133
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.644% 8/25/35	525,000	428,174

		11,942,919

Manufactured Housing ABS — 0.1%
Vanderbilt Mortgage Finance, Series 2000-B, Class IIA1 FRN 0.500% 7/07/30	390,556	348,077

Other ABS — 1.8%
Cajun Global LLC, Series 2011-1A, Class A2 5.955% 2/20/41	590,455	621,800
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.423% 8/18/21	719,421	656,472

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
CNH Equipment Trust, Series 2010-C, Class A2 0.830% 4/15/13	$132,394	$132,404
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.043% 12/15/15	800,000	804,595
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	500,000	499,834
Goal Capital Funding Trust, Series 2005-2, Class A1 FRN 0.331% 8/25/21	493,906	490,737
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	500,000	500,182
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.490% 6/02/17	575,000	558,831
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	875,000	875,403
Newport Waves CDO (Acquired 3/30/07, Cost $1,598,144), Series 2007-1A, Class A3LS FRN (a) (c) 0.951% 6/20/14	1,600,000	858,080
PFS Financing Corp., Series 2009-D, Class A FRN (a) 2.043% 2/15/14	1,300,000	1,302,975
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	235,018	234,642
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.490% 5/15/20	469,417	435,384
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.743% 7/15/41	1,140,562	1,140,561

		9,111,900

Student Loans ABS — 4.0%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.441% 8/25/26	393,101	371,804
Access Group, Inc., Series 2002-1, Class A2 FRN 0.538% 9/25/25	522,192	518,444
Access Group, Inc., Series 2003-1, Class A2 FRN 0.618% 12/27/16	160,288	159,683
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	468,554	466,223

	Principal Amount	Value
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	$1,075,000	$924,500
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.647% 12/15/17	175,856	175,844
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.743% 3/15/32	1,250,000	1,239,500
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.740% 12/15/32	1,200,000	1,188,840
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.341% 5/25/22	270,842	265,642
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.284% 1/27/25	292,934	291,964
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.354% 3/25/26	875,164	862,107
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.444% 9/25/25	737,794	734,511
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5B FRN 1.181% 2/25/39	100,000	87,180
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5C FRN 1.181% 2/25/39	150,000	129,938
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.481% 5/25/27	739,258	722,611
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.044% 4/25/46	424,605	425,301
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.595% 4/28/17	275,500	274,583
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.509% 11/28/23	148,820	147,975
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.524% 10/28/26	734,619	725,225
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.523% 1/15/19	657,169	649,750
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 1.000% 7/15/36	675,000	599,795
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.397% 9/15/20	199,509	198,004

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.508% 7/25/22	$233,867	$233,032
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.937% 3/15/38	404,823	340,818
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.997% 6/15/38	501,335	423,167
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.997% 12/15/38	899,219	746,361
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.682% 12/15/16	250,000	249,922
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.715% 12/15/16	2,000,000	1,999,375
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.733% 12/15/16	275,000	274,914
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.734% 12/15/16	850,000	849,734
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.893% 12/15/17	541,264	543,589
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.350% 12/17/46	350,000	280,000
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.614% 10/28/28	282,924	278,211
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.868% 1/25/21	1,048,491	1,046,006
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.491% 5/25/30	1,319,406	1,314,128

		19,738,681

WL Collateral CMO — 1.2%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.823% 8/25/34	268,397	203,605
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	46,842	38,007
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	25,302	18,030
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.667% 8/25/34	50,909	45,383

	Principal Amount	Value
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.434% 1/19/38	$867,850	$518,896
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.354% 5/25/37	877,591	376,444
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.638% 8/25/34	142,506	93,807
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.524% 6/25/36	350,908	335,283
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	288,806	220,495
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IIA2 VRN 2.435% 2/25/34	406,379	365,715
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	9,305	8,068
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.264% 2/25/34	17,184	15,173
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	1,153	975
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	1,094,780	1,090,675
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 3.000% 1/17/13	1,698,584	1,703,000
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	1,516,008	535,798
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	88,408	70,784
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.630% 4/25/44	237,816	173,439

		5,813,577

WL Collateral PAC — 0.2%
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.294% 12/25/36	136,271	135,807
Structured Asset Securities Corp., Series 2006-GEL4, Class A1 FRN (a) 0.364% 10/25/36	38,876	38,723

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.494% 11/25/37	$631,885	$571,249
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.933% 6/25/32	68,714	50,123

		795,902

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $95,514,148)		92,953,297

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 19.0%
Pass-Through Securities — 19.0%
Federal Home Loan Mortgage Corp. Pool #1Q0239 2.481% 3/01/37	1,024,630	1,078,871
Pool #J15781 4.000% 6/01/26	5,794,109	6,072,724
Pool #J16099 4.000% 7/01/26	5,536,533	5,802,763
Pool #G14225 4.000% 8/01/26	4,113,445	4,311,244
Pool #G14226 4.000% 8/01/26	6,380,920	6,687,752
Pool #Q01704 4.500% 6/01/41	1,894,725	1,999,527
Pool #Q03086 4.500% 9/01/41	9,931,583	10,480,924
Pool #E00856 7.500% 6/01/15	7,145	7,667
Federal Home Loan Mortgage Corp. TBA Pool #3735 4.000% 1/01/40 (d)	4,775,000	4,953,690
Pool #8678 4.500% 5/01/39 (d)	3,017,000	3,181,521
Federal National Mortgage Association Pool #725692 2.307% 10/01/33	306,921	319,963
Pool #775539 2.360% 5/01/34	306,993	325,076
Pool #888586 2.382% 10/01/34	656,318	682,350
Pool #AI8223 4.500% 8/01/41	2,838,691	3,008,236
Pool #684154 5.500% 2/01/18	30,782	33,335
Pool #702331 5.500% 5/01/18	429,627	465,256
Pool #725796 5.500% 9/01/19	2,383,667	2,587,303

	Principal Amount	Value
Pool #844564 5.500% 12/01/20	$499,472	$543,078
Federal National Mortgage Association TBA Pool #7550 4.000% 4/01/24 (d)	4,700,000	4,939,406
Pool #7984 4.000% 1/01/40 (d)	10,025,000	10,422,084
Pool #11757 4.500% 3/01/21 (d)	17,966,000	19,125,368
Pool #29605 5.000% 10/01/36 (d)	4,430,000	4,766,749
Pool #45716 5.500% 3/01/35 (d)	1,200,000	1,302,187
Government National Mortgage Association Pool #507545 7.500% 8/15/29	36,984	42,548

		93,139,622

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $93,069,238)		93,139,622

U.S. TREASURY OBLIGATIONS — 2.8%
U.S. Treasury Bonds & Notes — 2.8%
U.S. Treasury Note 0.500% 5/31/13	2,000,000	2,008,750
U.S. Treasury Note 0.625% 7/15/14	4,180,000	4,207,921
U.S. Treasury Note 0.750% 5/31/12	5,150,000	5,169,715
U.S. Treasury Note 1.875% 9/30/17	640,000	660,725
U.S. Treasury Note (e) 3.000% 9/30/16	1,710,000	1,876,057

		13,923,168

TOTAL U.S. TREASURY OBLIGATIONS (Cost $13,916,700)		13,923,168

TOTAL BONDS & NOTES (Cost $328,589,582)		332,198,722

TOTAL LONG-TERM INVESTMENTS (Cost $328,589,582)		332,198,722

SHORT-TERM INVESTMENTS — 43.1%
Commercial Paper — 43.1%
ABB Treasury Center USA, Inc. 0.538% 1/09/12	9,930,000	9,919,913

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BAT International Finance (a) 0.405% 11/16/11	$10,000,000	$9,998,333
Carnival PLC (a) 0.355% 11/01/11	1,550,000	1,550,000
Daimler Finance North America LLC (a) 0.400% 11/09/11	5,450,000	5,449,516
Deutsche Telekom 0.466% 11/22/11	10,500,000	10,497,183
Devon Energy Corp. (a) 0.120% 1/06/12	10,000,000	9,991,383
Diageo Capital PLC (a) 0.415% 11/08/11	2,250,000	2,249,821
Diageo Capital PLC (a) 0.416% 11/17/11	8,120,000	8,118,520
Eaton Corp. (a) 0.450% 11/03/11	10,000,000	9,999,750
Elsevier Finance SA (a) 0.446% 12/29/11	10,000,000	9,992,911
ERAC USA Finance Co. (a) 0.650% 11/15/11	8,828,000	8,825,769
Glencore Funding LLC 0.578% 11/14/11	10,200,000	10,197,901
Harley-Davidson Funding Corp. (a) 0.500% 1/19/12	10,000,000	9,989,028
Harris Corp. 0.370% 12/14/11	800,000	799,646
Harris Corp. 0.375% 11/10/11	5,175,000	5,174,521
National Grid USA (a) 0.450% 11/04/11	10,100,000	10,099,621
NBCUniversal Media (a) 0.426% 12/12/11	4,800,000	4,797,704
NextEra Energy Capital Holdings, Inc. 0.507% 12/16/11	5,000,000	4,996,875
Nissan Motor Acceptance Corp. (a) 0.354% 11/14/11	10,000,000	9,998,736
Omnicom Capital, Inc. (a) 0.365% 11/02/11	10,000,000	9,999,900
Pacific Gas & Electric Co. (a) 0.436% 11/16/11	10,000,000	9,998,208
South Carolina Electric & Gas 0.405% 11/14/11	6,265,000	6,264,095
Tesco PLC (a) 0.558% 11/28/11	10,000,000	9,995,875
Thermo Fisher Scientific, Inc. (a) 0.400% 11/14/11	8,860,000	8,858,720
VF Corp. 0.450% 11/17/11	10,000,000	9,998,000
Viacom, Inc. (a) 0.405% 11/09/11	10,000,000	9,999,111
Vodafone Group PLC (a) 0.456% 1/19/12	870,000	869,141

	Principal Amount	Value
WellPoint, Inc. (a) 0.420% 12/02/11	$3,300,000	$3,298,807

		211,928,988

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/11	84,106	84,106

TOTAL SHORT-TERM INVESTMENTS (Cost $212,013,094)		212,013,094

TOTAL INVESTMENTS — 110.7% (Cost $540,602,676) (f)		544,211,816

Other Assets/ (Liabilities) — (10.7)%		(52,754,013)

NET ASSETS — 100.0%		$491,457,803

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $198,350,944 or 40.36% of net assets.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2011, these securities amounted to a value of $528,000 or 0.11% of net assets.
(c)	Restricted security. Certain securities are restricted as to resale. At October 31, 2011, these securities amounted to a value of $858,080 or 0.17% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(e)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments

October 31, 2011

	Principal Amount	Value
BONDS & NOTES — 115.3%

CORPORATE DEBT — 1.1%
Diversified Financial — 0.2%
General Electric Capital Corp. 3.500% 8/13/12	$575,000	$587,367

Insurance — 0.6%
Berkshire Hathaway, Inc. FRN 0.708% 2/11/13	1,700,000	1,705,534
MetLife Global Funding I (a) 2.875% 9/17/12	250,000	253,748

		1,959,282

Pipelines — 0.1%
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	305,000	305,000

Telecommunications — 0.2%
Telefonica Emisiones SAU FRN 0.594% 2/04/13	725,000	698,708

TOTAL CORPORATE DEBT (Cost $3,553,020)		3,550,357

MUNICIPAL OBLIGATIONS — 0.1%
North Carolina State Education Assistance Authority Student Loan Revenue Bonds FRN 0.872% 1/25/21	375,512	375,020

TOTAL MUNICIPAL OBLIGATIONS (Cost $374,998)		375,020

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.5%
Automobile ABS — 3.0%
Ally Auto Receivables Trust, Series 2010-4, Class A2 0.710% 2/15/13	358,183	358,164
AmeriCredit Automobile Receivables Trust, Series 2010-3, Class A2 0.770% 12/09/13	203,097	203,125
AmeriCredit Automobile Receivables Trust, Series 2011-1, Class A2 0.840% 6/09/14	967,287	967,040
AmeriCredit Automobile Receivables Trust, Series 2010-4, Class A2 0.960% 5/08/14	271,247	271,479
AmeriCredit Automobile Receivables Trust, Series 2010-2, Class A2 1.220% 10/08/13	6,170	6,176
AmeriCredit Automobile Receivables Trust, Series 2010-A, Class A2 1.460% 11/06/13	139,203	139,154

	Principal Amount	Value
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.384% 8/20/13	$1,000,000	$987,529
Avis Budget Rental Car Funding AESOP LLC, Series 2009-1A, Class A (a) 9.310% 10/20/13	450,000	476,833
CarMax Auto Owner Trust, Series 2010-2, Class A2 0.920% 1/15/13	23,412	23,416
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.993% 9/15/21	561,941	564,644
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.243% 12/15/20	406,625	408,172
Daimler Chrysler Auto Trust, Series 2008-B, Class A4A 5.320% 11/10/14	504,342	508,016
DT Auto Owner Trust, Series 2010-1A, Class A2 (a) 0.990% 12/17/12	127,397	127,438
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	180,850	180,922
Ford Credit Auto Owner Trust, Series 2011-B, Class A2 0.680% 1/15/14	600,000	599,088
Harley-Davidson Motorcycle Trust, Series 2010-1, Class A2 0.830% 11/15/13	338,244	338,213
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	348,449	347,975
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (a) 1.470% 10/18/12	84,596	84,645
New York City Tax Lien, Series 2010-AA, Class A (a) 1.680% 1/10/24	95,498	95,609
Nissan Auto Lease Trust, Series 2010-B, Class A2 0.900% 5/15/13	285,494	285,677
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (a) 1.400% 10/15/14	700,000	704,756
Santander Drive Auto Receivables Trust, Series 2010-3, Class A2 0.930% 6/17/13	345,033	344,990
Santander Drive Auto Receivables Trust, Series 2011-1, Class A2 0.940% 2/18/14	425,000	424,651

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Santander Drive Auto Receivables Trust, Series 2010-2, Class A2 0.950% 8/15/13	$248,800	$248,966
Santander Drive Auto Receivables Trust, Series 2010-A, Class A3 (a) 1.830% 11/17/14	235,000	237,672
Toyota Auto Receivables Owner Trust, Series 2010-B, Class A2 0.740% 8/15/12	36,865	36,869
Volkswagen Auto Lease Trust, Series 2010-A, Class A2 0.770% 1/22/13	295,764	295,953
Westlake Automobile Receivables Trust, Series 2010-1A, Class A (a) 1.750% 12/17/12	70,203	70,323
Wheels SPV LLC, Series 2009-1, Class A FRN (a) 1.793% 3/15/18	171,880	172,454

		9,509,949

Commercial MBS — 0.1%
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class AAB 4.866% 5/10/43	327,548	332,448

Home Equity ABS — 1.4%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.514% 8/25/35	225,730	204,846
ACE Securities Corp., Series 2005-HE2, Class M2 FRN 0.694% 4/25/35	592,783	572,913
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.605% 7/25/35	231,961	211,746
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.615% 11/25/34	261,060	245,196
Bayview Financial Acquisition Trust, Series 2004-D, Class A FRN 0.830% 8/28/44	81,186	72,144
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.624% 11/25/35	225,006	219,506
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE4, Class M1 FRN 0.674% 4/25/35	211,885	204,808
Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1 FRN 0.294% 1/25/37	63,145	62,094
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.474% 9/25/34	176,154	159,384

	Principal Amount	Value
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF3, Class M1 FRN 0.644% 4/25/35	$504,375	$469,944
Home Equity Asset Trust, Series 2005-5, Class 2A3 FRN 0.654% 11/25/35	475,000	454,526
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.744% 2/25/35	162,263	156,760
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.715% 5/25/35	359,098	340,889
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.624% 8/25/35	418,213	377,482
RAAC Series, Series 2005-RP2, Class A FRN (a) 0.594% 6/25/35	204,588	196,117
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.434% 3/25/36	260,790	247,591
Securitized Asset-Backed Receivables LLC, Series 2005-FR5, Class A1A FRN 0.534% 8/25/35	32,152	31,712
Soundview Home Equity Loan Trust, Series 2006-WF2, Class A2B FRN 0.344% 12/25/36	105,789	104,889
Truman Capital Mortgage Loan Trust, Series 2004-2, Class A2 STEP (a) 0.795% 12/25/32	45,366	42,353

		4,374,900

Other ABS — 1.7%
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.423% 8/18/21	278,556	254,183
CNH Equipment Trust, Series 2010-C, Class A2 0.830% 4/15/13	70,925	70,931
CNH Wholesale Master Note Trust, Series 2011-1A, Class A FRN (a) 1.043% 12/15/15	400,000	402,297
GE Equipment Transportation LLC, Series 2011-1, Class A2 0.770% 10/21/13	300,000	299,901
Goal Capital Funding Trust, Series 2005-2, Class A1 FRN 0.332% 8/25/21	234,245	232,742
Great America Leasing Receivables, Series 2011-1, Class A2 (a) 1.050% 3/15/13	650,000	650,237

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Helios Finance LP, Series 2007-S1, Class B2 FRN (a) 2.595% 10/20/14	$280,773	$280,294
Macquarie Equipment Funding Trust, Series 2011-A, Class A2 (a) 1.210% 9/20/13	225,000	225,104
PFS Financing Corp., Series 2009-D, Class A FRN (a) 2.043% 2/15/14	1,000,000	1,002,288
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	136,063	135,845
Textainer Marine Containers Ltd., Series 2005-1A, Class A FRN (a) 0.490% 5/15/20	1,069,625	992,077
Trip Rail Master Funding LLC, Series 2011-1A, Class A1B FRN (a) 2.743% 7/15/41	679,484	679,483

		5,225,382

Student Loans ABS — 6.6%
Access Group, Inc., Series 2005-1, Class A1 FRN 0.435% 6/22/18	465,092	464,454
Access Group, Inc., Series 2007-A, Class A2 FRN 0.442% 8/25/26	248,274	234,824
Access Group, Inc., Series 2004-2, Class A1 FRN 0.508% 7/25/12	163,899	163,744
Access Group, Inc., Series 2002-1, Class A2 FRN 0.538% 9/25/25	330,366	327,995
Access Group, Inc., Series 2003-1, Class A2 FRN 0.618% 12/27/16	216,388	215,571
Access to Loans for Learning Student Loan Corp., Series 2003-IV, Class A6 FRN 0.443% 1/25/13	99,823	99,643
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.373% 3/28/17	316,590	315,015
College Loan Corp. Trust, Series 2005-2, Class A2 FRN 0.513% 10/15/21	201,076	199,057
College Loan Corp. Trust, Series 2005-1, Class A2 FRN 0.518% 7/25/24	289,000	286,262
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	675,000	580,500
Education Funding Capital Trust, Series 2003-2, Class A3 FRN 0.647% 12/15/17	206,587	206,574

	Principal Amount	Value
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.743% 3/15/32	$650,000	$644,540
Education Funding Capital Trust I, Series 2003-3, Class A3 FRN 0.617% 3/16/20	132,160	131,620
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.740% 12/15/32	700,000	693,490
Education Funding Capital Trust I, Series 2003-3, Class A5 FRN 1.744% 12/15/42	325,000	315,250
GCO Education Loan Funding Trust, Series 2006-1, Class A7L FRN 0.341% 5/25/22	154,767	151,795
GCO Education Loan Funding Trust, Series 2007-1A, Class A5L FRN (a) 0.381% 5/25/23	378,700	364,427
Higher Education Funding I, Series 2004-1, Class A15 FRN (a) 1.211% 1/01/44	275,000	231,000
Higher Education Funding I, Series 2004-1, Class A13 FRN (a) 1.726% 1/01/44	200,000	168,000
Keycorp Student Loan Trust, Series 2006-A, Class 2A2 FRN 0.440% 6/27/25	474,798	466,960
Keycorp Student Loan Trust, Series 2005-A, Class 2A2 FRN 0.490% 3/27/24	95,055	93,951
Keycorp Student Loan Trust, Series 2003-A, Class 1A2 FRN 0.678% 10/25/32	168,044	157,779
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.284% 1/27/25	149,781	149,285
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.284% 6/25/25	362,644	361,045
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.354% 3/25/26	390,458	384,632
National Collegiate Student Loan Trust, Series 2006-1, Class A2 FRN 0.384% 8/25/23	133,844	133,461
National Collegiate Student Loan Trust, Series 2005-3, Class A2 FRN 0.444% 9/25/25	453,832	451,813
Nelnet Student Loan Trust, Series 2002-1, Class A2 FRN 0.481% 5/25/27	500,086	488,825
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.044% 4/25/46	223,476	223,843

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.595% 4/28/17	$215,650	$214,932
Northstar Education Finance, Inc., Series 2006-A, Class A2 FRN 0.509% 11/28/23	85,040	84,557
Northstar Education Finance, Inc., Series 2005-1, Class A1 FRN 0.524% 10/28/26	454,764	448,949
Northstar Education Finance, Inc., Series 2004-2 FRN 0.545% 4/28/16	542,458	536,733
SLC Student Loan Trust, Series 2006-A, Class A4 FRN 0.523% 1/15/19	375,637	371,397
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 1.000% 7/15/36	450,000	399,863
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.397% 9/15/20	111,725	110,882
SLM Student Loan Trust, Series 2006-6, Class A1 FRN 0.408% 10/25/18	10,216	10,207
SLM Student Loan Trust, Series 2005-2, Class A4 FRN 0.498% 4/25/17	59,868	59,782
SLM Student Loan Trust, Series 2005-7, Class A2 FRN 0.508% 4/25/22	96,449	96,283
SLM Student Loan Trust, Series 2005-6, Class A4 FRN 0.508% 4/25/22	25,890	25,798
SLM Student Loan Trust, Series 2005-8, Class A2 FRN 0.508% 7/25/22	491,562	489,806
SLM Student Loan Trust, Series 2002-6, Class A4L FRN 0.527% 3/15/19	436,153	434,829
SLM Student Loan Trust, Series 2002-1, Class A2 FRN 0.528% 4/25/17	40,311	40,254
SLM Student Loan Trust, Series 2003-7, Class A4 FRN 0.547% 3/15/19	103,616	103,579
SLM Student Loan Trust, Series 2003-3, Class A4 FRN 0.567% 12/15/17	481,025	479,695
SLM Student Loan Trust, Series 2007-7, Class A2 FRN 0.618% 1/25/16	98,733	98,269

	Principal Amount	Value
SLM Student Loan Trust, Series 2008-2, Class A1 FRN 0.718% 1/25/15	$86,784	$86,784
SLM Student Loan Trust, Series 2003-7, Class B FRN 0.917% 9/15/39	781,835	654,143
SLM Student Loan Trust, Series 2008-7, Class A2 FRN 0.918% 10/25/17	245,000	244,832
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.937% 3/15/38	263,135	221,532
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.997% 6/15/38	308,514	260,411
SLM Student Loan Trust, Series 2003-11, Class B FRN 0.997% 12/15/38	613,104	508,883
SLM Student Loan Trust, Series 2003-10A, Class A1A FRN (a) 1.715% 12/15/16	2,125,000	2,124,336
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 1.733% 12/15/16	450,000	449,859
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.739% 9/15/28	850,000	786,250
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.741% 1/27/42	300,000	281,250
SLM Student Loan Trust, Series 2010-C, Class A1 FRN (a) 1.893% 12/15/17	350,230	351,734
SLM Student Loan Trust, Series 2003-5, Class B FRN 3.740% 9/15/39	550,000	426,250
SMS Student Loan Trust, Series 1998-A, Class A2 FRN 0.544% 7/28/26	274,258	268,771
SMS Student Loan Trust, Series 2000-A, Class A2 FRN 0.614% 10/28/28	186,134	183,033
South Carolina Student Loan Corp., Series 2010-1, Class A1 FRN 0.703% 1/25/21	542,620	541,334
Wells Fargo Student Loan Trust, Series 2001-1, Class A2 FRN 0.491% 5/25/30	790,193	787,033

		20,887,605

WL Collateral CMO — 0.6%
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.524% 6/25/36	184,025	175,831

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	$643,989	$641,574
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	939,642	942,085

		1,759,490

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2006-BC4, Class A2 FRN 0.294% 12/25/36	77,869	77,604
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.494% 11/25/37	310,575	280,773

		358,377

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $42,661,666)		42,448,151

U.S. TREASURY OBLIGATIONS — 100.6%
U.S. Treasury Bonds & Notes — 100.6%
U.S. Treasury Inflation Index (b) 0.125% 4/15/16	11,078,369	11,613,592
U.S. Treasury Inflation Index (b) 0.500% 4/15/15	5,900,606	6,218,772
U.S. Treasury Inflation Index (b) 0.625% 4/15/13	6,692,891	6,856,593
U.S. Treasury Inflation Index (b) 0.625% 7/15/21	8,281,694	8,724,755
U.S. Treasury Inflation Index (b) 1.125% 1/15/21	15,387,976	16,941,200
U.S. Treasury Inflation Index (b) 1.250% 4/15/14	7,182,183	7,607,053
U.S. Treasury Inflation Index (b) 1.250% 7/15/20	15,139,053	16,871,796
U.S. Treasury Inflation Index (b) 1.375% 7/15/18	4,385,754	4,914,786
U.S. Treasury Inflation Index (b) 1.375% 1/15/20	7,578,880	8,510,134
U.S. Treasury Inflation Index (b) 1.625% 1/15/15	10,718,492	11,673,777
U.S. Treasury Inflation Index (b) 1.625% 1/15/18	7,541,928	8,535,342
U.S. Treasury Inflation Index (b) 1.750% 1/15/28	8,898,934	10,527,016
U.S. Treasury Inflation Index (b) 1.875% 7/15/13	6,098,784	6,432,311
U.S. Treasury Inflation Index (b) 1.875% 7/15/15	10,393,966	11,550,673
U.S. Treasury Inflation Index (b) 1.875% 7/15/19	6,943,721	8,063,180

	Principal Amount	Value
U.S. Treasury Inflation Index (b) 2.000% 1/15/14	$12,492,532	$13,392,087
U.S. Treasury Inflation Index (b) 2.000% 7/15/14	14,168,515	15,433,142
U.S. Treasury Inflation Index (b) 2.000% 1/15/16	8,930,751	10,061,607
U.S. Treasury Inflation Index (b) 2.000% 1/15/26	8,251,671	9,992,258
U.S. Treasury Inflation Index (b) 2.125% 1/15/19	7,902,549	9,297,843
U.S. Treasury Inflation Index (b) 2.125% 2/15/40	5,690,912	7,491,374
U.S. Treasury Inflation Index (b) 2.125% 2/15/41	8,430,517	11,154,627
U.S. Treasury Inflation Index (b) 2.375% 1/15/17	7,902,275	9,198,907
U.S. Treasury Inflation Index (b) 2.375% 1/15/25	12,732,435	15,991,143
U.S. Treasury Inflation Index (b) 2.375% 1/15/27	1,684,837	2,146,061
U.S. Treasury Inflation Index (b) 2.500% 7/15/16	8,412,600	9,798,050
U.S. Treasury Inflation Index (b) 2.500% 1/15/29	7,702,084	10,099,117
U.S. Treasury Inflation Index (b) 2.625% 7/15/17	8,322,967	9,921,111
U.S. Treasury Inflation Index 3.000% 7/15/12	4,031,584	4,155,051
U.S. Treasury Inflation Index (b) 3.375% 4/15/32	2,750,211	4,159,007
U.S. Treasury Inflation Index (b) 3.625% 4/15/28	9,803,850	14,376,426
U.S. Treasury Inflation Index (b) 3.875% 4/15/29	10,382,778	15,955,085

		317,663,876

TOTAL U.S. TREASURY OBLIGATIONS (Cost $284,665,160)		317,663,876

TOTAL BONDS & NOTES (Cost $331,254,844)		364,037,404

TOTAL LONG-TERM INVESTMENTS (Cost $331,254,844)		364,037,404

SHORT-TERM INVESTMENTS — 72.2%
Commercial Paper — 72.1%
ABB Treasury Center USA, Inc. 0.487% 12/02/11	7,900,000	7,896,735
Bacardi USA, Inc. 0.355% 11/17/11	1,950,000	1,949,697

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
BAE Systems Holdings, Inc. (a) 0.396% 12/23/11	$750,000	$749,578
BAE Systems Holdings, Inc. (a) 0.406% 12/23/11	4,000,000	3,997,689
BAT International Finance (a) 0.406% 12/14/11	4,750,000	4,747,731
BMW US Capital LLC (a) 0.375% 11/08/11	489,000	488,965
BMW US Capital LLC (a) 0.376% 12/27/11	4,250,000	4,247,554
Carnival PLC (a) 0.386% 11/07/11	4,700,000	4,699,702
Daimler Finance North America LLC (a) 0.406% 12/01/11	4,300,000	4,298,567
DENTSPLY International, Inc. (a) 0.386% 12/09/11	4,750,000	4,748,095
Deutsche Telekom 0.456% 11/07/11	4,750,000	4,749,644
Devon Energy Corp. (a) 0.121% 1/06/12	4,750,000	4,745,907
Diageo Capital PLC (a) 0.487% 12/07/11	4,700,000	4,697,744
Duke Energy Corp. (a) 0.416% 12/08/11	2,000,000	1,999,157
Duke Energy Corp. (a) 0.467% 1/03/12	2,750,000	2,747,786
Eaton Corp. (a) 0.460% 11/10/11	2,770,000	2,769,681
Elsevier Finance SA (a) 0.447% 12/05/11	4,750,000	4,748,026
Enbridge Energy Partners (a) 0.375% 11/16/11	4,750,000	4,749,268
Ensco (a) 0.406% 12/02/11	4,750,000	4,748,364
ERAC USA Finance Co. (a) 0.457% 12/28/11	4,750,000	4,746,616
Export-Import Bank of Korea 0.507% 11/21/11	7,800,000	7,797,833
Glencore Funding LLC 0.588% 11/21/11	4,750,000	4,748,469
Harley-Davidson Funding Corp. (a) 0.426% 12/05/11	4,750,000	4,748,116
Harris Corp. 0.375% 11/10/11	4,750,000	4,749,561
Mattel, Inc. 0.375% 11/17/11	1,620,000	1,619,734
National Fuel Gas Co. 0.365% 11/14/11	4,750,000	4,749,382
National Grid USA (a) 0.500% 12/05/11	4,500,000	4,497,875
NBC Universal Media (a) 0.436% 12/12/11	4,750,000	4,747,674

	Principal Amount	Value
NextEra Energy Capital Holding, Inc. 0.457% 12/21/11	$7,900,000	$7,895,062
Omnicom Capital, Inc. (a) 0.436% 12/08/11	4,750,000	4,747,901
Oneok, Inc. (a) 0.416% 12/19/11	4,750,000	4,747,403
Pacific Gas & Electric Co. (a) 0.375% 11/16/11	4,750,000	4,749,268
Pall Corp. (a) 0.396% 12/15/11	4,750,000	4,747,736
Reckitt Benckiser PLC (a) 0.416% 3/07/12	1,000,000	998,554
Reckitt Benckiser PLC (a) 0.420% 11/18/11	2,300,000	2,299,544
Reckitt Benckiser PLC (a) 0.450% 3/12/12	3,100,000	3,094,885
Reckitt Benckiser PLC (a) 0.450% 3/14/12	1,900,000	1,896,817
Ryder System, Inc. 0.345% 11/14/11	2,625,000	2,624,678
Sempra Energy Global Enterprises, (a) 0.750% 3/21/12	4,700,000	4,686,194
South Carolina Electric & Gas 0.416% 11/18/11	4,750,000	4,749,080
Southern California Edison Co. (a) 0.406% 11/04/11	7,300,000	7,299,757
Stanley Black & Decker, Inc. (a) 0.365% 11/23/11	1,100,000	1,099,758
Stanley Black & Decker, Inc. (a) 0.416% 12/07/11	6,650,000	6,647,273
Suncor Energy, Inc. (a) 0.548% 1/30/12	4,750,000	4,743,587
Tesco PLC (a) 0.355% 11/07/11	4,700,000	4,699,726
Thermo Fisher Scientific, Inc. (a) 0.400% 11/14/11	7,750,000	7,748,881
United Health Group, Inc. (a) 0.385% 11/03/11	7,250,000	7,249,847
VF Corp. 0.450% 11/17/11	4,700,000	4,699,060
Viacom, Inc. (a) 0.406% 11/28/11	4,750,000	4,748,575
Vodafone Group PLC (a) 0.508% 1/19/12	900,000	899,012
Vodafone Group PLC (a) 0.510% 1/13/12	2,350,000	2,347,617
Vodafone Group PLC (a) 0.610% 2/27/12	1,000,000	998,033
Vodafone Group PLC (a) 0.650% 2/27/12	450,000	449,041

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Volvo Treasury NA LLC (a) 0.406% 11/07/11	$4,750,000	$4,749,683
WellPoint, Inc. (a) 0.420% 12/02/11	5,800,000	5,797,902

		227,600,024

Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (c)	411,054	411,054

TOTAL SHORT-TERM INVESTMENTS (Cost $228,011,078)	228,011,078

TOTAL INVESTMENTS — 187.5% (Cost $559,265,922) (d)	592,048,482

Other Assets/(Liabilities) — (87.5)%	(276,317,622)

NET ASSETS — 100.0%	$315,730,860

Notes to Portfolio of Investments

ABS	Asset-Backed Security
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $184,440,945 or 58.42% of net assets.
(b)	All or a portion of this security is held as collateral for open reverse repurchase agreements. (Note 2).
(c)	Maturity value of $411,054. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 5/25/41, and an aggregate market value, including accrued interest, of $422,996.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments

October 31, 2011

	Principal Amount	Value
BONDS & NOTES — 99.4%

CORPORATE DEBT — 33.0%
Advertising — 0.3%
WPP Finance 8.000% 9/15/14	$4,405,000	$5,035,858

Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc. (a) 6.375% 6/01/19	1,375,000	1,550,688
Goodrich Corp. 6.125% 3/01/19	595,000	717,557
L-3 Communications Corp. 4.750% 7/15/20	105,000	104,439
L-3 Communications Corp. 6.375% 10/15/15	3,124,000	3,190,385
Lockheed Martin Corp. 5.500% 11/15/39	240,000	270,509
United Technologies Corp. 6.125% 7/15/38	465,000	570,791

		6,404,369

Agriculture — 0.0%
Philip Morris International, Inc. 6.375% 5/16/38	225,000	288,677

Airlines — 0.0%
United Air Lines, Inc. (b) 10.110% 2/19/49	273,596	98,494

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (a) 2.625% 9/15/16	1,450,000	1,441,116
Volvo Treasury AB (a) 5.950% 4/01/15	3,500,000	3,783,871

		5,224,987

Banks — 1.9%
Associated Banc-Corp. 5.125% 3/28/16	2,000,000	2,063,598
Bank of America Corp. 3.625% 3/17/16	1,600,000	1,525,970
Bank of America Corp. 4.500% 4/01/15	1,000,000	987,226
Bank of America Corp. 5.625% 7/01/20	10,000	9,634
Bank of America Corp. 5.750% 12/01/17	1,555,000	1,547,841
Bank of America Corp. Series L 5.650% 5/01/18	300,000	300,402
Barclays Bank PLC 5.200% 7/10/14	700,000	739,112
Barclays Bank PLC 6.750% 5/22/19	1,300,000	1,490,362
Capital One Financial Corp. 2.125% 7/15/14	850,000	848,836

	Principal Amount	Value
Capital One Financial Corp. 7.375% 5/23/14	$930,000	$1,040,881
Credit Suisse AG 5.400% 1/14/20	2,035,000	2,032,825
Credit Suisse New York 5.500% 5/01/14	585,000	623,863
Deutsche Bank AG 3.250% 1/11/16	1,600,000	1,635,869
First Horizon National Corp. 5.375% 12/15/15	1,900,000	1,903,002
ICICI Bank Ltd. (a) 4.750% 11/25/16	1,300,000	1,287,871
ICICI Bank Ltd. (a) 5.500% 3/25/15	1,880,000	1,932,223
PNC Funding Corp. 4.375% 8/11/20	2,600,000	2,741,284
The Royal Bank of Scotland PLC (a) 4.875% 8/25/14	1,450,000	1,478,811
The Toronto-Dominion Bank 2.375% 10/19/16	1,650,000	1,679,078
UBS AG 5.750% 4/25/18	1,500,000	1,586,635
Wachovia Bank NA 6.600% 1/15/38	690,000	803,039
Wachovia Corp. 5.750% 6/15/17	220,000	253,754
Wells Fargo & Co. 3.625% 4/15/15	1,100,000	1,158,080
Wells Fargo & Co. 5.625% 12/11/17	575,000	662,080

		30,332,276

Beverages — 0.0%
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	119,000	162,961

Building Materials — 0.6%
CRH America, Inc. 8.125% 7/15/18	230,000	265,165
Lafarge SA (a) 6.200% 7/09/15	3,300,000	3,347,240
Masco Corp. 4.800% 6/15/15	2,510,000	2,424,253
Masco Corp. 7.125% 8/15/13	1,250,000	1,306,339
Masco Corp. 7.125% 3/15/20	1,000,000	996,773
Owens Corning, Inc. 9.000% 6/15/19	1,245,000	1,472,628

		9,812,398

Chemicals — 1.2%
Airgas, Inc. 4.500% 9/15/14	1,365,000	1,453,019

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Ashland, Inc. 9.125% 6/01/17	$835,000	$933,113
Braskem Finance Ltd. (a) 5.750% 4/15/21	1,350,000	1,350,000
Cytec Industries, Inc. 8.950% 7/01/17	450,000	545,045
The Dow Chemical Co. 7.600% 5/15/14	170,000	192,917
The Dow Chemical Co. 8.550% 5/15/19	375,000	487,158
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	160,000	195,724
Incitec Pivot Ltd. (a) 4.000% 12/07/15	1,815,000	1,852,071
Lyondell Chemical Co. 8.000% 11/01/17	5,455,000	6,136,875
Rohm & Haas Co. 7.850% 7/15/29	1,000,000	1,259,519
RPM International, Inc. 6.250% 12/15/13	3,815,000	4,089,062
Valspar Corp. 7.250% 6/15/19	650,000	776,879

		19,271,382

Coal — 0.1%
Consol Energy, Inc. 8.250% 4/01/20	850,000	930,750

Commercial Services — 0.3%
Brambles USA, Inc. (a) 3.950% 4/01/15	1,400,000	1,459,329
Deluxe Corp. 7.375% 6/01/15	500,000	503,750
Donnelley (R.R.) & Sons Co. 4.950% 4/01/14	350,000	343,000
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	1,970,000	1,871,500
ERAC USA Finance LLC (a) 6.700% 6/01/34	355,000	393,432

		4,571,011

Computers — 0.2%
Brocade Communications Systems, Inc. 6.625% 1/15/18	230,000	238,625
Brocade Communications Systems, Inc. 6.875% 1/15/20	115,000	120,463
HP Enterprise Services LLC Series B 6.000% 8/01/13	1,646,000	1,775,634
International Business Machines Corp. 5.600% 11/30/39	825,000	1,038,112

		3,172,834

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	270,000	350,298

	Principal Amount	Value
Diversified Financial — 5.6%
American Express Co. 6.150% 8/28/17	$1,060,000	$1,219,314
American Express Co. 7.250% 5/20/14	715,000	809,344
American Express Co. 8.125% 5/20/19	610,000	785,156
American General Finance Corp. 6.500% 9/15/17	1,155,000	857,588
American Honda Finance Corp. (a) 2.600% 9/20/16	2,000,000	2,021,056
The Bear Stearns Cos., Inc. 7.250% 2/01/18	1,520,000	1,789,998
BlackRock, Inc. 5.000% 12/10/19	525,000	573,732
BlackRock, Inc. 6.250% 9/15/17	1,075,000	1,244,081
Boeing Capital Corp. Ltd. 5.800% 1/15/13	580,000	615,915
Citigroup, Inc. 4.750% 5/19/15	590,000	614,174
Citigroup, Inc. 5.375% 8/09/20	1,545,000	1,650,585
Citigroup, Inc. 5.500% 10/15/14	1,025,000	1,091,826
Citigroup, Inc. 5.500% 2/15/17	2,495,000	2,556,744
Citigroup, Inc. 5.875% 5/29/37	1,175,000	1,280,978
Citigroup, Inc. 6.375% 8/12/14	2,015,000	2,175,281
Citigroup, Inc. 8.125% 7/15/39	225,000	309,238
Citigroup, Inc. 8.500% 5/22/19	815,000	1,008,496
Eaton Vance Corp. 6.500% 10/02/17	485,000	548,274
Ford Motor Credit Co. LLC 3.875% 1/15/15	3,760,000	3,761,846
Ford Motor Credit Co. LLC 5.875% 8/02/21	1,900,000	2,024,594
Ford Motor Credit Co. LLC 8.700% 10/01/14	3,100,000	3,467,772
General Electric Capital Corp. 2.800% 1/08/13	1,985,000	2,024,879
General Electric Capital Corp. 3.350% 10/17/16	1,390,000	1,428,378
General Electric Capital Corp. 4.625% 1/07/21	2,500,000	2,581,055
General Electric Capital Corp. 5.300% 2/11/21	2,000,000	2,128,526
General Electric Capital Corp. 5.500% 1/08/20	600,000	669,098

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 5.900% 5/13/14	$1,500,000	$1,649,460
General Electric Capital Corp. 6.875% 1/10/39	1,495,000	1,807,027
The Goldman Sachs Group, Inc. 3.625% 2/07/16	5,755,000	5,702,077
The Goldman Sachs Group, Inc. 5.375% 3/15/20	900,000	912,649
The Goldman Sachs Group, Inc. 5.625% 1/15/17	6,240,000	6,462,325
The Goldman Sachs Group, Inc. 6.150% 4/01/18	420,000	448,446
The Goldman Sachs Group, Inc. 6.250% 2/01/41	750,000	773,405
HSBC Finance Corp. 5.900% 6/19/12	130,000	133,333
Janus Capital Group, Inc. 6.700% 6/15/17	2,500,000	2,635,683
John Deere Capital Corp. 3.900% 7/12/21	1,500,000	1,623,915
JP Morgan Chase & Co. 3.450% 3/01/16	2,460,000	2,513,584
JP Morgan Chase & Co. 4.950% 3/25/20	2,125,000	2,228,247
Lazard Group LLC 6.850% 6/15/17	1,575,000	1,696,092
Lazard Group LLC 7.125% 5/15/15	2,407,000	2,633,426
Merrill Lynch & Co., Inc. 5.450% 2/05/13	5,775,000	5,839,264
Merrill Lynch & Co., Inc. 7.750% 5/14/38	555,000	553,675
Morgan Stanley 3.800% 4/29/16	850,000	822,364
Morgan Stanley 4.200% 11/20/14	4,085,000	4,037,009
Morgan Stanley 5.450% 1/09/17	1,526,000	1,535,444
Morgan Stanley 5.625% 9/23/19	1,415,000	1,397,205
SLM Corp. 5.000% 10/01/13	2,129,000	2,128,061
TD Ameritrade Holding Corp. 4.150% 12/01/14	510,000	543,242

		87,313,861

Electric — 2.0%
Allegheny Energy Supply Co. LLC (a) 8.250% 4/15/12	2,116,000	2,179,178
Ameren Corp. 8.875% 5/15/14	1,985,000	2,245,748
Carolina Power & Light Co. 6.125% 9/15/33	37,000	46,623

	Principal Amount	Value
CMS Energy Corp. 2.750% 5/15/14	$900,000	$887,778
CMS Energy Corp. 5.050% 2/15/18	1,875,000	1,893,953
CMS Energy Corp. 6.250% 2/01/20	1,055,000	1,122,949
IPALCO Enterprises, Inc. (a) 5.000% 5/01/18	2,200,000	2,233,000
Kansas Gas & Electric Co. 5.647% 3/29/21	1,347,102	1,425,745
Kiowa Power Partners LLC (a) 4.811% 12/30/13	467,929	471,345
LG&E and KU Energy LLC (a) 4.375% 10/01/21	1,900,000	1,938,253
MidAmerican Energy Co. 5.125% 1/15/13	69,000	72,503
MidAmerican Energy Holdings Co. 5.950% 5/15/37	1,525,000	1,858,348
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	389,347	397,134
Monongahela Power Co., Inc. 6.700% 6/15/14	1,667,000	1,858,168
Nevada Power Co. Series L 5.875% 1/15/15	2,193,000	2,454,344
Nevada Power Co. Series N 6.650% 4/01/36	1,000,000	1,319,905
NRG Energy, Inc. 8.500% 6/15/19	1,175,000	1,227,875
Oncor Electric Delivery Co. 6.800% 9/01/18	75,000	90,798
Oncor Electric Delivery Co. 7.500% 9/01/38	130,000	185,651
Pacific Gas & Electric Co. 5.800% 3/01/37	800,000	965,656
PPL Energy Supply LLC 6.300% 7/15/13	1,900,000	2,027,167
Tenaska Oklahoma (a) 6.528% 12/30/14	742,751	698,119
TransAlta Corp. 6.650% 5/15/18	50,000	57,227
Tri-State Generation & Transmission Association, Series 2003, Class A (a) 6.040% 1/31/18	1,227,550	1,359,978
Virginia Electric and Power Co. 6.350% 11/30/37	925,000	1,236,311
Wisconsin Public Service Corp. 5.650% 11/01/17	1,405,000	1,644,846

		31,898,602

Electrical Components & Equipment — 0.2%
Anixter, Inc. 5.950% 3/01/15	2,800,000	2,779,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Electronics — 0.6%
Amphenol Corp. 4.750% 11/15/14	$573,000	$613,604
Arrow Electronics, Inc. 5.125% 3/01/21	750,000	742,827
Arrow Electronics, Inc. 6.000% 4/01/20	1,195,000	1,274,064
Avnet, Inc. 5.875% 3/15/14	3,570,000	3,813,884
FLIR Systems, Inc. 3.750% 9/01/16	1,800,000	1,787,339
PerkinElmer, Inc. 5.000% 11/15/21	1,000,000	1,029,242

		9,260,960

Entertainment — 0.2%
International Game Technology 5.500% 6/15/20	750,000	790,711
Peninsula Gaming LLC 8.375% 8/15/15	1,555,000	1,597,762

		2,388,473

Environmental Controls — 0.2%
Republic Services, Inc. 3.800% 5/15/18	840,000	878,323
Republic Services, Inc. 5.000% 3/01/20	40,000	44,468
Republic Services, Inc. 5.250% 11/15/21	795,000	906,433
Xylem, Inc. (a) 3.550% 9/20/16	1,265,000	1,282,539
Xylem, Inc. (a) 4.875% 10/01/21	585,000	605,900

		3,717,663

Foods — 0.4%
ConAgra Foods, Inc. 7.000% 4/15/19	965,000	1,137,980
General Mills, Inc. 5.400% 6/15/40	65,000	73,777
Kraft Foods, Inc. 4.125% 2/09/16	1,580,000	1,713,246
Kraft Foods, Inc. 6.500% 2/09/40	550,000	702,804
Ralcorp Holdings, Inc. 4.950% 8/15/20	850,000	814,566
Ralcorp Holdings, Inc. 6.625% 8/15/39	1,600,000	1,598,576

		6,040,949

Forest Products & Paper — 0.3%
International Paper Co. 7.300% 11/15/39	820,000	956,164
International Paper Co. 9.375% 5/15/19	290,000	371,873

	Principal Amount	Value
The Mead Corp. 7.550% 3/01/47	$1,460,000	$1,369,660
Rock-Tenn Co. 5.625% 3/15/13	797,000	816,925
Rock-Tenn Co. 9.250% 3/15/16	530,000	563,125
Verso Paper Holdings LLC 11.500% 7/01/14	630,000	661,500

		4,739,247

Health Care – Products — 0.4%
Boston Scientific Corp. 4.500% 1/15/15	3,805,000	4,006,307
Boston Scientific Corp. 5.450% 6/15/14	91,000	98,196
Boston Scientific Corp. 6.000% 1/15/20	950,000	1,060,888
Covidien International Finance SA 6.550% 10/15/37	95,000	123,919
Johnson & Johnson 5.850% 7/15/38	245,000	327,225

		5,616,535

Health Care – Services — 0.3%
Apria Healthcare Group, Inc. 11.250% 11/01/14	2,150,000	2,090,875
CIGNA Corp. 5.125% 6/15/20	650,000	704,553
Roche Holdings, Inc. (a) 6.000% 3/01/19	370,000	448,614
Roche Holdings, Inc. (a) 7.000% 3/01/39	250,000	361,484
WellPoint, Inc. 4.350% 8/15/20	1,665,000	1,790,056

		5,395,582

Holding Company – Diversified — 0.3%
Hutchison Whampoa International Ltd. (a) 5.750% 9/11/19	1,220,000	1,360,464
Leucadia National Corp. 7.000% 8/15/13	636,000	674,955
Leucadia National Corp. 7.750% 8/15/13	1,848,000	1,975,050

		4,010,469

Home Builders — 0.1%
Toll Brothers Finance Corp. 4.950% 3/15/14	750,000	767,315

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	460,000	521,265

Household Products — 0.1%
Church & Dwight Co., Inc. 3.350% 12/15/15	845,000	875,937

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Housewares — 0.1%
Toro Co. 7.800% 6/15/27	$773,000	$888,693

Insurance — 1.1%
Aflac, Inc. 8.500% 5/15/19	585,000	733,310
The Allstate Corp. 5.550% 5/09/35	875,000	955,043
The Allstate Corp. 7.450% 5/16/19	200,000	248,706
American International Group, Inc. 3.650% 1/15/14	325,000	319,683
CNA Financial Corp. 7.350% 11/15/19	1,000,000	1,102,095
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	1,820,000	1,823,398
Lincoln National Corp. 4.300% 6/15/15	600,000	626,319
Lincoln National Corp. 6.300% 10/09/37	1,245,000	1,280,286
Lincoln National Corp. 7.000% 6/15/40	700,000	776,438
Lincoln National Corp. 8.750% 7/01/19	1,350,000	1,647,128
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	1,300,000	1,401,851
MetLife, Inc. Series A 6.817% 8/15/18	235,000	280,047
Principal Financial Group, Inc. 8.875% 5/15/19	620,000	785,541
The Progressive Corp. 3.750% 8/23/21	40,000	41,513
Prudential Financial, Inc. 3.875% 1/14/15	1,190,000	1,243,677
Prudential Financial, Inc. 4.500% 11/15/20	700,000	722,286
Prudential Financial, Inc. 4.750% 9/17/15	2,055,000	2,200,243
Prudential Financial, Inc. 6.200% 11/15/40	500,000	562,195
The Travelers Cos., Inc. 6.250% 6/15/37	775,000	966,095

		17,715,854

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	1,765,000	1,987,282

Investment Companies — 0.1%
Xstrata Finance Canada (a) 5.800% 11/15/16	1,023,000	1,115,427

	Principal Amount	Value
Iron & Steel — 1.1%
AK Steel Corp. 7.625% 5/15/20	$785,000	$733,975
Allegheny Technologies, Inc. 5.950% 1/15/21	900,000	975,827
Allegheny Technologies, Inc. 9.375% 6/01/19	710,000	907,764
ArcelorMittal 3.750% 8/05/15	1,500,000	1,457,913
ArcelorMittal 5.250% 8/05/20	1,700,000	1,650,530
ArcelorMittal 9.000% 2/15/15	3,080,000	3,605,020
Reliance Steel & Aluminum Co. 6.200% 11/15/16	2,562,000	2,696,103
Reliance Steel & Aluminum Co. 6.850% 11/15/36	1,536,000	1,503,412
Steel Dynamics, Inc. 7.375% 11/01/12	3,975,000	4,119,094

		17,649,638

Lodging — 0.7%
Choice Hotels International, Inc. 5.700% 8/28/20	1,500,000	1,609,941
Marriott International, Inc. 5.810% 11/10/15	425,000	476,573
Marriott International, Inc. 6.200% 6/15/16	4,038,000	4,542,843
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	1,360,000	1,414,400
Wyndham Worldwide Corp. 6.000% 12/01/16	1,150,000	1,216,256
Wynn Las Vegas LLC 7.750% 8/15/20	1,100,000	1,210,000

		10,470,013

Machinery – Diversified — 0.2%
Roper Industries, Inc. 6.625% 8/15/13	2,355,000	2,539,090

Manufacturing — 0.9%
General Electric Co. 5.250% 12/06/17	1,145,000	1,304,515
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	960,000	1,168,630
Siemens Financieringsmaatschappij NV (a) 5.750% 10/17/16	1,000,000	1,163,610
Textron, Inc. 4.625% 9/21/16	5,000,000	5,101,585
Textron, Inc. 6.200% 3/15/15	3,000,000	3,224,379
Tyco Electronics Group SA 6.550% 10/01/17	1,100,000	1,286,663

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Tyco International Finance SA 8.500% 1/15/19	$800,000	$1,031,622

		14,281,004

Media — 1.3%
CBS Corp. 4.300% 2/15/21	1,250,000	1,281,216
CBS Corp. 7.875% 7/30/30	970,000	1,280,870
Comcast Cable Communications Holdings, Inc. 8.375% 3/15/13	121,000	132,832
Comcast Cable Communications Holdings, Inc. 9.800% 2/01/12	155,000	158,218
Comcast Corp. 6.400% 5/15/38	1,035,000	1,232,688
NBC Universal Media LLC 5.150% 4/30/20	1,400,000	1,573,348
NBC Universal Media LLC 6.400% 4/30/40	100,000	121,826
News America, Inc. 6.900% 8/15/39	525,000	614,654
Scholastic Corp. 5.000% 4/15/13	2,024,000	2,018,940
Thomson Corp. 5.700% 10/01/14	1,545,000	1,720,384
Time Warner Cable, Inc. 4.000% 9/01/21	900,000	921,680
Time Warner Cable, Inc. 6.750% 6/15/39	655,000	796,150
Time Warner Cable, Inc. 7.500% 4/01/14	1,345,000	1,526,883
Time Warner Cable, Inc. 8.250% 4/01/19	235,000	299,277
Time Warner Cable, Inc. 8.750% 2/14/19	365,000	474,746
Time Warner, Inc. 4.700% 1/15/21	900,000	972,145
Time Warner, Inc. 6.100% 7/15/40	950,000	1,096,886
Time Warner, Inc. 6.250% 3/29/41	2,200,000	2,609,266
Viacom, Inc. 6.250% 4/30/16	1,188,000	1,370,704

		20,202,713

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	705,000	765,342

Mining — 0.4%
Alcoa, Inc. 5.400% 4/15/21	1,000,000	990,860

	Principal Amount	Value
Alcoa, Inc. 6.150% 8/15/20	$1,400,000	$1,445,353
Teck Resources Ltd. 10.750% 5/15/19	1,100,000	1,358,500
Vale Overseas Ltd. 6.250% 1/23/17	1,626,000	1,823,152
Vale Overseas Ltd. 6.875% 11/10/39	490,000	564,692

		6,182,557

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	800,000	843,583
Xerox Corp. 5.500% 5/15/12	1,175,000	1,203,357

		2,046,940

Office Furnishings — 0.2%
Steelcase, Inc. 6.375% 2/15/21	3,500,000	3,646,055

Oil & Gas — 1.9%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,800,000	3,294,883
Anadarko Petroleum Corp. 6.450% 9/15/36	900,000	1,043,268
ConocoPhillips 6.500% 2/01/39	675,000	922,601
Devon Energy Corp. 5.600% 7/15/41	1,145,000	1,350,356
Devon Energy Corp. 6.300% 1/15/19	660,000	801,251
Mobil Corp. 8.625% 8/15/21	201,000	298,937
Motiva Enterprises LLC (a) 5.750% 1/15/20	1,285,000	1,501,950
Motiva Enterprises LLC (a) 6.850% 1/15/40	945,000	1,237,067
Nexen, Inc. 7.500% 7/30/39	145,000	175,531
Noble Holding International Ltd. 7.375% 3/15/14	2,365,000	2,673,379
Pemex Project Funding Master Trust 6.625% 6/15/38	202,000	220,180
PetroBakken Energy Ltd., Convertible (c) 3.125% 2/08/16	1,800,000	1,584,000
Petrobras International Finance Co. 3.875% 1/27/16	1,275,000	1,304,709
Petrobras International Finance Co. 5.375% 1/27/21	1,430,000	1,504,260
Petrobras International Finance Co. 6.750% 1/27/41	615,000	702,945
Petroleos Mexicanos 5.500% 1/21/21	1,690,000	1,804,075

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pioneer Natural Resources Co. 5.875% 7/15/16	$1,370,000	$1,454,258
Pride International, Inc. 6.875% 8/15/20	2,000,000	2,413,120
Rowan Cos., Inc. 5.000% 9/01/17	1,000,000	1,032,564
Shell International Finance BV 5.500% 3/25/40	450,000	560,281
Tesoro Corp. 6.500% 6/01/17	1,100,000	1,111,000
Valero Energy Corp. 4.500% 2/01/15	1,320,000	1,424,860
Valero Energy Corp. 6.125% 2/01/20	1,145,000	1,314,797

		29,730,272

Oil & Gas Services — 0.4%
Baker Hughes, Inc. 5.125% 9/15/40	1,100,000	1,304,147
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	3,424,000	3,449,680
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	929,000	896,485

		5,650,312

Packaging & Containers — 0.3%
Packaging Corporation of America 5.750% 8/01/13	1,050,000	1,126,298
Sealed Air Corp. (a) 5.625% 7/15/13	2,175,000	2,268,062
Sonoco Products Co. 4.375% 11/01/21	800,000	822,406

		4,216,766

Pharmaceuticals — 0.3%
Abbott Laboratories 5.600% 11/30/17	200,000	237,342
Eli Lilly & Co. 5.950% 11/15/37	260,000	331,567
McKesson Corp. 4.750% 3/01/21	850,000	975,805
McKesson Corp. 6.000% 3/01/41	800,000	1,025,241
Merck & Co., Inc. 5.850% 6/30/39	255,000	330,370
Mylan, Inc. (a) 7.625% 7/15/17	800,000	884,000
Pfizer, Inc. 7.200% 3/15/39	970,000	1,448,844

		5,233,169

Pipelines — 2.6%
Alliance Pipeline LP (a) 6.996% 12/31/19	866,445	1,036,675

	Principal Amount	Value
Boardwalk Pipelines LLC 5.500% 2/01/17	$914,000	$989,002
CenterPoint Energy Resources Corp. 4.500% 1/15/21	650,000	683,726
CenterPoint Energy Resources Corp. 5.850% 1/15/41	645,000	730,722
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	1,050,000	1,050,000
DCP Midstream LLC (a) 5.375% 10/15/15	500,000	543,721
DCP Midstream LLC (a) 9.750% 3/15/19	70,000	91,918
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	2,900,000	2,963,797
Enogex LLC (a) 6.875% 7/15/14	3,300,000	3,627,548
Enterprise Products Operating LP 3.200% 2/01/16	600,000	621,704
Enterprise Products Operating LP 5.950% 2/01/41	1,600,000	1,826,464
Gulf South Pipeline Co. LP (a) 5.050% 2/01/15	868,000	934,938
Kern River Funding Corp. (a) 4.893% 4/30/18	2,109,153	2,301,149
Kinder Morgan Energy Partners LP 6.000% 2/01/17	685,000	780,790
Kinder Morgan Energy Partners LP 6.500% 2/01/37	571,000	630,782
Kinder Morgan Energy Partners LP 6.950% 1/15/38	65,000	75,476
Kinder Morgan Energy Partners LP 7.125% 3/15/12	59,000	60,197
Kinder Morgan Finance Co. ULC (a) 6.000% 1/15/18	3,900,000	3,997,500
Magellan Midstream Partners LP 6.550% 7/15/19	1,125,000	1,335,975
NGPL PipeCo LLC (a) 6.514% 12/15/12	2,875,000	2,989,465
ONEOK Partners LP 3.250% 2/01/16	600,000	614,104
ONEOK Partners LP 6.125% 2/01/41	1,500,000	1,724,398
Rockies Express Pipeline LLC (a) 6.250% 7/15/13	1,945,000	2,064,195
Rockies Express Pipeline LLC (a) 6.850% 7/15/18	1,280,000	1,302,121
Southern Natural Gas Co. (a) 5.900% 4/01/17	1,345,000	1,534,116
Texas Eastern Transmission LP (a) 6.000% 9/15/17	850,000	1,000,710
TransCanada PipeLines Ltd. 6.200% 10/15/37	840,000	1,060,180

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	$1,830,000	$1,928,062
Williams Partners LP 5.250% 3/15/20	2,045,000	2,259,584

		40,759,019

Real Estate — 0.1%
AMB Property LP 4.500% 8/15/17	1,050,000	1,054,714
Brookfield Asset Management, Inc. 7.125% 6/15/12	685,000	706,944

		1,761,658

Real Estate Investment Trusts (REITS) — 0.4%
Boston Properties LP 4.125% 5/15/21	840,000	823,761
Brandywine Operating Partners LP 4.950% 4/15/18	1,100,000	1,066,905
DDR Corp. 4.750% 4/15/18	1,400,000	1,317,479
DDR Corp. 7.875% 9/01/20	1,600,000	1,731,843
Mack-Cali Realty LP 5.250% 1/15/12	740,000	744,138
Senior Housing Properties Trust 8.625% 1/15/12	457,000	462,264
Simon Property Group LP 4.200% 2/01/15	275,000	290,584
Simon Property Group LP 5.650% 2/01/20	225,000	251,258

		6,688,232

Retail — 0.7%
CVS Caremark Corp. 6.125% 9/15/39	895,000	1,086,997
The Gap, Inc. 5.950% 4/12/21	1,765,000	1,676,339
Home Depot, Inc. 5.950% 4/01/41	800,000	968,539
J.C. Penney Co., Inc. 5.650% 6/01/20	2,000,000	1,885,000
J.C. Penney Corp., Inc. 7.950% 4/01/17	649,000	700,920
McDonald’s Corp. 6.300% 10/15/37	645,000	872,765
Nordstrom, Inc. 6.750% 6/01/14	480,000	540,654
O’Reilly Automotive, Inc. 4.875% 1/14/21	875,000	894,080
Wal-Mart Stores, Inc. 5.625% 4/01/40	2,085,000	2,566,760

		11,192,054

	Principal Amount	Value
Savings & Loans — 0.2%
Glencore Funding LLC (a) 6.000% 4/15/14	$2,330,000	$2,359,764
Targeted Return Index Securities Trust (Acquired 1/16/02, Cost $2,070,901) VRN (a) (d) 6.814% 1/15/12	483,648	488,431
Washington Mutual Bank (b) 5.650% 8/15/14	4,038,000	4,038

		2,852,233

Semiconductors — 0.3%
Applied Materials, Inc. 4.300% 6/15/21	1,950,000	2,105,325
Applied Materials, Inc. 5.850% 6/15/41	1,500,000	1,792,985

		3,898,310

Software — 0.1%
CA, Inc. 5.375% 12/01/19	530,000	575,103
Microsoft Corp. 3.000% 10/01/20	525,000	549,914

		1,125,017

Storage & Warehousing — 0.2%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	2,600,000	2,691,000

Telecommunications — 2.3%
America Movil SAB de CV 5.000% 3/30/20	730,000	812,798
America Movil SAB de CV 6.125% 3/30/40	760,000	896,559
American Tower Corp. 4.500% 1/15/18	2,800,000	2,879,929
American Tower Corp. 5.050% 9/01/20	2,850,000	3,010,831
AT&T, Inc. 6.500% 9/01/37	1,485,000	1,825,604
British Telecom PLC STEP 9.875% 12/15/30	1,050,000	1,537,011
CenturyLink, Inc. 5.500% 4/01/13	1,225,000	1,256,497
CenturyLink, Inc. 6.150% 9/15/19	760,000	758,760
Cisco Systems, Inc. 5.500% 1/15/40	485,000	579,449
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	290,000	408,715
Embarq Corp. 7.082% 6/01/16	561,000	607,997

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Embarq Corp. 7.995% 6/01/36	$200,000	$211,462
Juniper Networks, Inc. 4.600% 3/15/21	700,000	731,121
Juniper Networks, Inc. 5.950% 3/15/41	1,000,000	1,094,429
Rogers Communications, Inc. 5.500% 3/15/14	822,000	891,800
Rogers Communications, Inc. 7.500% 8/15/38	160,000	218,343
Telecom Italia Capital 6.000% 9/30/34	153,000	131,300
Telecom Italia Capital 6.175% 6/18/14	1,825,000	1,853,833
Telefonica Emisiones SAU 3.992% 2/16/16	1,900,000	1,869,188
Telefonica Emisiones SAU 5.462% 2/16/21	650,000	658,778
Telstra Corp. Ltd. (a) 4.800% 10/12/21	1,615,000	1,716,680
Verizon Communications, Inc. 8.750% 11/01/18	1,815,000	2,451,989
Verizon Global Funding Corp. 7.750% 12/01/30	987,000	1,381,976
Verizon Virginia, Inc. Series A 4.625% 3/15/13	46,000	47,961
Virgin Media Secured Finance PLC 6.500% 1/15/18	2,680,000	2,887,700
Windstream Corp. 7.750% 10/01/21	3,185,000	3,320,362
Windstream Corp. 7.875% 11/01/17	1,610,000	1,738,800

		35,779,872

Transportation — 0.6%
Asciano Finance (a) 5.000% 4/07/18	1,000,000	1,063,148
Bristow Group, Inc. 7.500% 9/15/17	1,407,000	1,463,280
Burlington Northern Santa Fe LLC 6.750% 3/15/29	1,053,000	1,333,683
Canadian National Railway Co. 5.850% 11/15/17	725,000	867,406
Canadian National Railway Co. 6.375% 11/15/37	1,070,000	1,399,382
CSX Corp. 7.250% 5/01/27	733,000	953,404
Federal Express Corp. 7.500% 1/15/18	64,098	64,819
Norfolk Southern Corp. (a) 4.837% 10/01/41	19,000	20,107
Norfolk Southern Corp. 6.000% 5/23/2111	500,000	575,235

	Principal Amount	Value
Norfolk Southern Corp. 7.250% 2/15/31	$91,000	$122,583
Union Pacific Corp. 4.000% 2/01/21	700,000	740,170

		8,603,217

Trucking & Leasing — 0.3%
GATX Corp. 3.500% 7/15/16	1,650,000	1,638,632
GATX Corp. 4.750% 5/15/15	905,000	955,844
GATX Corp. 8.750% 5/15/14	2,385,000	2,747,596

		5,342,072

TOTAL CORPORATE DEBT (Cost $488,530,536)		515,995,964

MUNICIPAL OBLIGATIONS — 1.1%
Access Group, Inc., Delaware VRN 1.645% 9/01/37	1,250,000	1,087,500
Colorado Bridge Enterprise BAB 6.078% 12/01/40	3,300,000	4,038,276
New York City Municipal Water Finance Authority 5.882% 6/15/44	390,000	468,690
North Texas Tollway Authority BAB 6.718% 1/01/49	3,400,000	4,156,806
State of California 5.950% 4/01/16	895,000	1,011,887
State of California 7.600% 11/01/40	1,160,000	1,425,501
State of California BAB 7.550% 4/01/39	505,000	615,403
State of Illinois 5.365% 3/01/17	2,910,000	3,068,683
Tennessee Valley Authority 5.250% 9/15/39	930,000	1,143,696

		17,016,442

TOTAL MUNICIPAL OBLIGATIONS (Cost $15,032,045)		17,016,442

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 13.4%
Automobile ABS — 0.6%
Avis Budget Rental Car Funding AESOP LLC, Series 2007-2A, Class A FRN (a) 0.384% 8/20/13	2,200,000	2,172,564
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (a) 0.524% 7/20/12	2,250,000	2,227,513

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (a) 1.993% 9/15/21	$1,086,418	$1,091,644
Chesapeake Funding LLC, Series 2009-1, Class A FRN (a) 2.243% 12/15/20	1,182,051	1,186,546
First Investors Auto Owner Trust, Series 2011-1, Class A2 (a) 1.470% 3/16/15	954,888	955,269
LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A (a) 2.550% 9/15/16	1,077,025	1,075,560
Santander Drive Auto Receivables Trust, Series 2010-1, Class A2 1.360% 3/15/13	339,035	339,436

		9,048,532

Commercial MBS — 5.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.725% 2/10/51	4,775,000	5,175,860
Banc of America Commercial Mortgage, Inc., Series 2008-1, Class A4 VRN 6.205% 2/10/51	1,150,000	1,278,278
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	3,850,000	4,121,602
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR7, Class A3 VRN 5.116% 2/11/41	820,000	873,657
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	1,975,000	2,114,036
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	385,019	385,606
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	1,295,000	1,243,233
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	3,125,000	3,131,088
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A4, VRN 5.471% 1/12/45	750,000	821,178
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	2,200,000	2,400,145
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	3,250,000	3,511,699

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.758% 9/11/38	$2,375,000	$2,320,930
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	1,072,891	1,072,594
Commercial Mortgage Pass Through Certificates, Series 2006-C7, Class A4, CMO, VRN 5.750% 6/10/46	1,343,000	1,480,379
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	3,570,000	3,967,447
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	2,500,000	2,617,934
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (a) 6.206% 2/15/41	4,500,000	2,038,749
DBUBS Mortgage Trust, Series 2011-LC2A, Class A2 (a) 3.386% 7/10/44	1,450,000	1,485,464
DBUBS Mortgage Trust, Series 2011-LC3A, Class A2 3.642% 8/10/44	1,600,000	1,673,166
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (a) 3.645% 3/10/44	2,600,000	2,697,711
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	650,000	656,852
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class B (a) 4.800% 7/15/46	525,000	454,657
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.216% 5/15/41	4,200,000	4,468,723
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	3,000,000	3,241,141
Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, VRN 5.220% 11/12/37	1,380,000	1,526,694

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	$3,050,000	$3,219,846
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4 VRN 5.426% 2/12/39	340,000	373,584
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4 VRN 5.901% 6/12/46	1,600,000	1,768,015
Morgan Stanley Capital I, Series 2011-C2, Class A2 (a) 3.476% 6/15/44	1,800,000	1,852,148
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (a) 5.200% 6/15/44	825,000	733,915
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 VRN 5.202% 11/14/42	1,000,000	1,093,865
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (a) 5.318% 6/15/44	925,000	745,185
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	4,223,938	4,323,481
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	2,300,000	2,609,134
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3 VRN 5.907% 8/15/39	1,500,000	1,615,009
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.907% 8/15/39	1,200,000	1,220,009
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	4,525,000	4,717,590
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.854% 2/15/51	4,157,915	4,207,080
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (a) 3.349% 11/15/43	612,132	626,193
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A2 (a) 3.240% 3/15/44	1,100,000	1,113,129
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (a) 3.791% 2/15/44	1,225,000	1,259,134

		86,236,140

	Principal Amount	Value
Home Equity ABS — 2.8%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.514% 8/25/35	$1,168,024	$1,059,961
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.604% 7/25/35	1,217,794	1,111,664
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.614% 11/25/34	1,341,697	1,260,163
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.684% 6/25/35	1,775,000	1,549,262
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 STEP 0.604% 9/25/35	1,801,254	1,594,254
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.624% 11/25/35	785,271	766,077
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.834% 12/25/34	423,972	385,124
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.344% 5/25/36	317,670	311,837
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.354% 7/25/36	656,779	620,142
Citigroup Mortgage Loan Trust Inc, Series 2005-HE2, Class A, ABS, FRN, 144A (a) 0.644% 5/25/35	1,315,526	1,175,471
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (a) 0.654% 12/25/33	626,149	577,041
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.474% 9/25/34	876,661	793,200
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.624% 1/25/36	939,265	921,908
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.734% 12/25/35	1,241,178	1,192,021
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.144% 2/25/35	894,086	827,141
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M1 FRN 0.644% 3/25/35	1,743,609	1,716,935

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.484% 1/25/36	$1,028,795	$937,354
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.674% 4/25/35	1,016,146	845,255
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.414% 8/25/36	1,101,688	945,938
JP Morgan Mortgage Acquisition, Series 2005-WMC1C, Class A4 1.000% 9/25/35	1,498,654	1,433,404
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.524% 8/25/45	644,287	598,825
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.714% 8/25/35	1,675,000	1,415,316
Long Beach Mortgage Loan Trust, Series 2005-1, Class M1 FRN 0.744% 2/25/35	1,494,007	1,443,339
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.774% 2/25/35	1,690,000	1,359,003
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (a) 0.980% 6/28/35	1,515,148	1,406,912
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (a) 1.010% 6/28/35	1,300,000	878,957
Morgan Stanley ABS Capital I, Series 2006-NC1, Class A3 FRN 0.434% 12/25/35	726,077	698,682
Morgan Stanley ABS Capital I, Series 2005-WMC3, Class M2 FRN 0.684% 3/25/35	1,350,993	1,336,643
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.694% 3/25/35	1,275,000	869,006
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	5,343	4,865
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.714% 5/25/35	994,424	943,999
Park Place Securities, Inc., Series 2005-WHQ4, Class A2D FRN 0.614% 9/25/35	619,536	488,373
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.624% 8/25/35	1,928,425	1,740,613

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.744% 3/25/35	$1,400,000	$1,149,106
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.874% 2/25/35	1,125,000	879,607
Residential Asset Mortgage Products, Inc., Series 2005-EFC6, Class 1A2 FRN 0.474% 11/25/35	892,790	864,421
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.434% 3/25/36	1,834,627	1,741,775
Residential Asset Securities Corp., Series 2005-KS12, Class A2 FRN 0.494% 1/25/36	939,522	874,082
Residential Asset Securities Corp., Series 2005-KS6, Class M1 FRN 0.674% 7/25/35	1,477,993	1,432,821
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.584% 3/25/36	1,444,142	1,274,868
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.604% 8/25/35	769,817	632,555
Structured Asset Securities Corp., Series 2005-GEL4, Class A FRN 0.594% 8/25/35	495,086	488,011
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.644% 8/25/35	1,550,000	1,264,132

		43,810,063

Other ABS — 0.9%
Cajun Global LLC, Series 2011-1A, Class A2 (a) 5.955% 2/20/41	1,500,739	1,580,409
CLI Funding LLC, Series 2006-1A, Class A FRN (a) 0.423% 8/18/21	690,908	630,453
CLI Funding LLC, Series 2011-1A (a) 4.500% 3/18/26	1,327,699	1,297,611
GSAMP Trust, Series 2005-HE5, Class M1 FRN 0.664% 11/25/35	1,230,000	908,274
Helios Finance LP, Series 2007-S1, Class B2 FRN (a) 2.594% 10/20/14	854,797	853,340
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (a) 2.490% 6/02/17	1,550,000	1,506,414

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Newport Waves CDO (Acquired 3/30/07, Cost $4,994,200), Series 2007-1A, Class A3LS FRN (a) (d) 0.951% 6/20/14	$5,000,000	$2,681,500
TAL Advantage LLC, Series 2006-1A FRN (a) 0.434% 4/20/21	1,080,000	982,800
Tax Liens Securitization Trust, Series 2010-1A, Class 1A2 (a) 2.000% 4/15/18	655,577	654,529
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (a) 4.370% 7/15/41	1,116,295	1,122,913
Triton Container Finance LLC, Series 2006-1A FRN (a) 0.410% 11/26/21	1,194,583	1,096,030

		13,314,273

Student Loans ABS — 2.4%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.441% 8/25/26	1,137,924	1,076,276
Access Group, Inc., Series 2003-1, Class A2 FRN 0.618% 12/27/16	492,724	490,864
Access Group, Inc., Series 2004-1, Class A4 FRN 1.604% 12/27/32	500,000	425,000
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	1,418,325	1,411,270
College Loan Corp. Trust, Series 2003-1, Class A3 FRN (a) 1.582% 3/01/42	1,100,000	973,500
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	2,075,000	1,784,500
Community Program Loan Trust, Series 1987-A, Class A4 4.500% 10/01/18	38,914	39,163
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.743% 3/15/32	1,000,000	991,600
Education Funding Capital Trust I, Series 2003-2, Class A7 FRN 1.734% 3/17/42	1,000,000	935,000
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.740% 12/15/32	1,775,000	1,758,492
Education Funding Capital Trust I, Series 2003-3, Class A7, FRN 1.740% 12/15/42	750,000	675,000

	Principal Amount	Value
Education Funding Capital Trust I, Series 2003-3, Class A8 FRN 1.743% 12/15/42	$1,100,000	$1,006,060
GCO Education Loan Funding Trust, Series 2007-1A, Class A7AR FRN (a) 1.590% 11/26/46	275,000	243,843
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.746% 3/25/42	1,150,000	1,000,385
Goal Capital Funding Trust, Series 2006-1, Class B FRN 0.761% 8/25/42	1,500,000	1,133,501
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.284% 6/25/25	1,208,814	1,203,484
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.285% 1/27/25	748,904	746,425
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.354% 3/25/26	1,413,727	1,392,635
Nelnet Education Loan Funding, Inc., Series 2004-2A, Class A5C FRN 1.181% 2/25/39	625,000	541,406
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (a) 1.044% 4/25/46	1,206,771	1,208,750
Northstar Education Finance, Inc., Series 2004-1, Class A3 FRN 0.595% 4/28/17	211,850	211,145
Northstar Education Finance, Inc., Series 2007-1, Class B FRN 1.453% 1/28/47	1,200,000	744,000
Pennsylvania Higher Education Assistance Agency, Series 2004-1, Class A2 FRN 1.277% 4/25/44	1,650,000	1,468,500
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 1.000% 7/15/36	2,125,000	1,888,244
SLM Student Loan Trust, Series 2006-C, Class A2 FRN 0.397% 9/15/20	638,428	633,612
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.937% 3/15/38	1,214,469	1,022,453
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.997% 6/15/38	1,542,569	1,302,053
SLM Student Loan Trust, Series 2003-10A, Class A1D FRN (a) 1.682% 12/15/16	250,000	249,922

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SLM Student Loan Trust, Series 2003-10A, Class A1F FRN (a) 1.730% 12/15/16	$500,000	$499,844
SLM Student Loan Trust, Series 2003-10A, Class A1B FRN (a) 1.733% 12/15/16	900,000	899,719
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (a) 1.733% 12/15/16	1,000,000	999,687
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (a) 1.734% 12/15/16	2,950,000	2,949,078
SLM Student Loan Trust, Series 2003-10A, Class A1E FRN (a) 1.735% 12/15/16	600,000	599,812
SLM Student Loan Trust, Series 2003-2, Class A7 FRN 1.739% 9/15/28	500,000	462,500
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.745% 9/15/28	525,000	490,875
SLM Student Loan Trust, Series 2003-10A, Class B FRN (a) 3.350% 12/17/46	2,200,000	1,760,000
TAL Advantage LLC, Series 2011-1A, Class A (a) 4.600% 1/20/26	1,156,250	1,155,208
US Education Loan Trust LLC, Series 2006-1, Class A2 FRN (a) 0.455% 3/01/25	1,579,859	1,554,068

		37,927,874

WL Collateral CMO — 1.1%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.823% 8/25/34	930,606	705,955
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	164,946	133,837
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	91,736	65,371
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.667% 8/25/34	173,841	154,973
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.434% 1/19/38	2,775,428	1,659,455
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.604% 7/25/35	959,354	898,708
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.354% 5/25/37	2,649,330	1,136,434

	Principal Amount	Value
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.638% 8/25/34	$439,364	$289,218
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.524% 6/25/36	952,165	909,767
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	855,310	653,005
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	21,782	18,886
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.264% 2/25/34	65,219	57,587
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	3,841	3,246
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (a) 2.500% 3/23/51	3,048,212	3,036,781
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (a) 3.000% 1/17/13	4,237,425	4,248,442
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	4,966,234	1,755,200
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	317,007	253,811
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.630% 4/25/44	818,089	596,631

		16,577,307

WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2006-GEL4, Class A1 FRN (a) 0.364% 10/25/36	142,871	142,305
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.494% 11/25/37	1,663,081	1,503,492
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.933% 6/25/32	244,566	178,398

		1,824,195

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $216,420,052)		208,738,384

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SOVEREIGN DEBT OBLIGATIONS — 0.7%
Colombia Government International Bond 7.375% 3/18/19	$1,175,000	$1,480,500
Peruvian Government International Bond 6.550% 3/14/37	560,000	697,200
Poland Government International Bond 6.375% 7/15/19	1,260,000	1,413,720
Province of Quebec Canada 7.500% 9/15/29	540,000	822,174
Republic of Brazil International Bond 5.625% 1/07/41	1,825,000	2,060,425
Republic of Brazil International Bond 5.875% 1/15/19	2,243,000	2,629,917
United Mexican States 5.125% 1/15/20	1,110,000	1,236,540
United Mexican States 6.750% 9/27/34	950,000	1,185,125

		11,525,601

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,041,189)		11,525,601

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 33.9%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	855,444	980,603
Federal National Mortgage Association Series 1989-20, Class A 6.750% 4/25/18	379,117	400,629
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	652,471	748,250

		2,129,482

Pass-Through Securities — 33.8%
Federal Home Loan Mortgage Corp. Pool #J15781 4.000% 6/01/26	19,806,120	20,758,515
Pool #J16099 4.000% 7/01/26	6,664,689	6,985,166
Pool #G14225 4.000% 8/01/26	11,263,005	11,804,597
Pool #G14226 4.000% 8/01/26	15,787,689	16,546,855
Pool #Q01704 4.500% 6/01/41	5,276,448	5,568,302
Pool #Q03086 4.500% 9/01/41	30,571,383	32,262,363

	Principal Amount	Value
Pool #C01283 5.500% 11/01/31	$10,899	$11,855
Pool #G01563 5.500% 6/01/33	1,664,324	1,809,627
Pool #E84025 6.000% 6/01/16	251,425	270,900
Pool #G11431 6.000% 2/01/18	25,786	27,783
Pool #G11122 6.500% 5/01/16	146,836	156,924
Pool #E84450 6.500% 7/01/16	30,404	33,077
Pool #E84580 6.500% 7/01/16	34,744	37,610
Pool #E84660 6.500% 7/01/16	7,731	8,453
Pool #E90508 6.500% 7/01/17	109,009	120,213
Pool #C00836 7.000% 7/01/29	38,986	44,129
Pool #C49314 7.000% 4/01/31	8,460	9,606
Pool #C51422 7.000% 5/01/31	7,165	8,139
Pool #C51550 7.000% 5/01/31	2,353	2,665
Pool #C53034 7.000% 6/01/31	16,305	18,519
Pool #C53267 7.000% 6/01/31	6,663	7,541
Pool #G01311 7.000% 9/01/31	211,698	240,087
Pool #G01317 7.000% 10/01/31	136,408	154,687
Pool #E00856 7.500% 6/01/15	19,256	20,665
Pool #G00143 7.500% 6/01/23	2,993	3,360
Pool #C55867 7.500% 2/01/30	83,627	95,701
Pool #C37986 7.500% 5/01/30	2,075	2,390
Pool #C39755 7.500% 6/01/30	1,100	1,266
Pool #C40675 7.500% 7/01/30	451	520
Pool #C41497 7.500% 9/01/30	263	303
Pool #C42340 7.500% 9/01/30	419	484
Pool #C42427 7.500% 9/01/30	1,884	2,170
Pool #C42446 7.500% 9/01/30	3,884	4,478

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #C43930 7.500% 10/01/30	$14,485	$16,697
Pool #C43962 7.500% 10/01/30	11,986	13,815
Pool #C44509 7.500% 11/01/30	16,609	19,158
Pool #C44732 7.500% 11/01/30	2,903	3,149
Pool #C44830 7.500% 11/01/30	128	148
Pool #C45235 7.500% 12/01/30	102,277	117,929
Pool #C46038 7.500% 12/01/30	1,698	1,956
Pool #C01116 7.500% 1/01/31	4,215	4,858
Pool #C46309 7.500% 1/01/31	634	731
Pool #C46560 7.500% 1/01/31	746	855
Pool #C46810 7.500% 1/01/31	2,102	2,424
Pool #C47063 7.500% 1/01/31	8,175	9,408
Pool #C47060 7.500% 1/01/31	2,221	2,559
Pool #E00842 8.000% 3/01/15	62,860	67,654
Pool #E00843 8.000% 4/01/15	15,408	16,467
Pool #E00852 8.000% 5/01/15	20,534	22,161
Pool #E80782 8.000% 7/01/15	2,206	2,393
Pool #E80998 8.000% 7/01/15	13,097	14,095
Pool #E81091 8.000% 7/01/15	15,085	16,367
Pool #E81151 8.000% 8/01/15	27,816	30,185
Pool #555481 8.250% 5/01/17	12,331	13,607
Pool #G00653 8.500% 11/01/25	48,463	56,126
Pool #554904 9.000% 3/01/17	190	212
Federal Home Loan Mortgage Corp. TBA Pool #3735 4.000% 1/01/40 (e)	20,500,000	21,267,149
Pool #8678 4.500% 5/01/39 (e)	45,474,000	47,953,752
Federal National Mortgage Association Pool #725692 2.307% 10/01/33	1,041,777	1,086,045

	Principal Amount	Value
Pool #775539 2.360% 5/01/34	$922,168	$976,486
Pool #888586 2.382% 10/01/34	2,002,700	2,082,135
Pool #AA4446 4.000% 3/01/39	72,759	75,749
Pool #AC4897 4.000% 9/01/39	1,709,618	1,778,804
Pool #AE2259 4.000% 8/01/40	162,894	169,435
Pool #AE5149 4.000% 10/01/40	2,912,897	3,029,868
Pool #AE7533 4.000% 11/01/40	482,595	501,975
Pool #AH0946 4.000% 12/01/40	98,631	102,591
Pool #AH4158 4.000% 1/01/41	671,116	698,065
Pool #AH9910 4.000% 4/01/41	2,051,751	2,134,142
Pool #AI0038 4.000% 7/01/41	481,350	500,679
Pool #AH3864 4.000% 9/01/41	499,951	520,027
Pool #AI0478 4.000% 9/01/41	373,613	388,616
Pool #AI5233 4.000% 9/01/41	2,096,983	2,181,189
Pool #AJ0806 4.000% 9/01/41	102,081	106,180
Pool #AJ2925 4.000% 10/01/41	2,000,000	2,080,312
Pool #AJ3897 4.000% 10/01/41	1,650,750	1,717,038
Pool #AI2468 4.500% 5/01/41	15,032,583	15,897,545
Pool #AI4815 4.500% 6/01/41	19,483,777	20,604,856
Pool #AI8223 4.500% 8/01/41	12,030,552	12,749,096
Pool #675713 5.000% 3/01/18	30,003	32,196
Pool #545636 6.500% 5/01/17	191,359	208,680
Pool #524355 7.000% 12/01/29	152	172
Pool #254379 7.000% 7/01/32	120,202	136,647
Pool #252717 7.500% 9/01/29	8,112	9,329
Pool #535996 7.500% 6/01/31	28,052	32,175
Pool #254009 7.500% 10/01/31	103,102	118,379

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #253394 8.000% 7/01/20	$49,650	$57,067
Pool #323992 8.000% 11/01/29	5,001	5,754
Pool #525725 8.000% 2/01/30	9,767	11,215
Pool #253266 8.000% 5/01/30	12,222	14,084
Pool #537433 8.000% 5/01/30	6,339	7,315
Pool #253347 8.000% 6/01/30	15,677	18,079
Pool #536271 8.000% 6/01/30	12,693	14,653
Pool #544976 8.000% 7/01/30	1,380	1,592
Pool #535428 8.000% 8/01/30	19,518	22,501
Pool #543290 8.000% 9/01/30	68	78
Pool #547786 8.000% 9/01/30	3,018	3,467
Pool #550767 8.000% 9/01/30	10,941	12,592
Pool #553061 8.000% 9/01/30	15,479	17,828
Pool #253481 8.000% 10/01/30	17,790	20,520
Pool #535533 8.000% 10/01/30	15,097	17,404
Pool #560741 8.000% 11/01/30	3,285	3,793
Pool #253644 8.000% 2/01/31	7,552	8,712
Pool #581170 8.000% 5/01/31	1,795	2,067
Pool #583916 8.000% 5/01/31	5,434	6,276
Pool #593848 8.000% 7/01/31	1,109	1,281
Pool #190317 8.000% 8/01/31	90,065	103,819
Pool #545240 8.000% 9/01/31	9,698	11,182
Pool #541202 8.500% 8/01/26	145,018	165,652
Federal National Mortgage Association TBA Pool #1358 3.500% 9/01/40 (e)	76,200,000	77,479,924
Pool #7550 4.000% 4/01/24 (e)	14,600,000	15,343,688

	Principal Amount	Value
Pool #7984 4.000% 1/01/40 (e)	$92,243,000	$95,896,690
Pool #11757 4.500% 3/01/21 (e)	12,376,000	13,174,638
Pool #29605 5.000% 10/01/36 (e)	51,300,000	55,199,600
Pool #45716 5.500% 3/01/35 (e)	28,556,000	30,987,720
Government National Mortgage Association Pool #404246 6.500% 8/15/28	1,232	1,390
Pool #418295 6.500% 1/15/29	997	1,125
Pool #781038 6.500% 5/15/29	182,902	206,330
Pool #527586 6.500% 5/15/31	830	939
Pool #781468 6.500% 7/15/32	13,997	15,821
Pool #781496 6.500% 9/15/32	69,424	78,375
Pool #363066 7.000% 8/15/23	17,128	19,278
Pool #352049 7.000% 10/15/23	9,725	10,965
Pool #354674 7.000% 10/15/23	12,893	14,512
Pool #358555 7.000% 10/15/23	9,508	10,716
Pool #345964 7.000% 11/15/23	9,286	10,460
Pool #380866 7.000% 3/15/24	2,125	2,393
Pool #781124 7.000% 12/15/29	19,707	22,470
Pool #781319 7.000% 7/15/31	421,980	482,247
Pool #581417 7.000% 7/15/32	104,648	119,777
Pool #588012 7.000% 7/15/32	42,838	48,939
Pool #565982 7.000% 7/15/32	34,732	39,775
Pool #591581 7.000% 8/15/32	11,873	13,597
Pool #307830 7.250% 7/20/21	104,346	117,088
Pool #314265 7.250% 8/20/21	131,010	146,189
Pool #314280 7.250% 9/20/21	36,129	40,051

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #316478 7.250% 10/20/21	$2,892	$2,929
Pool #332232 7.250% 7/20/22	81,494	91,788
Pool #190766 7.500% 1/15/17	27,576	30,129
Pool #187548 7.500% 4/15/17	10,099	11,013
Pool #203940 7.500% 4/15/17	46,807	50,846
Pool #181168 7.500% 5/15/17	21,516	23,669
Pool #210627 7.500% 5/15/17	6,135	6,733
Pool #201622 7.500% 5/15/17	42,274	46,390
Pool #192796 7.500% 6/15/17	5,879	6,446
Pool #357262 7.500% 9/15/23	8,013	9,102
Pool #432175 8.000% 11/15/26	264	306
Pool #441009 8.000% 11/15/26	1,566	1,811
Pool #522777 8.000% 12/15/29	7,174	8,338
Pool #434719 8.000% 2/15/30	183	213
Pool #523025 8.000% 2/15/30	1,341	1,525
Pool #523043 8.000% 3/15/30	372	433
Pool #529134 8.000% 3/15/30	2,073	2,413
Pool #477036 8.000% 4/15/30	1,525	1,775
Pool #503157 8.000% 4/15/30	46,051	53,313
Pool #528714 8.000% 4/15/30	2,183	2,542
Pool #544640 8.000% 11/15/30	47,331	55,111
Pool #531298 8.500% 8/15/30	3,097	3,621
New Valley Generation IV 4.687% 1/15/22	1,471,891	1,688,351

		528,701,641

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $530,637,471)		530,831,123

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 17.3%
U.S. Treasury Bonds & Notes — 17.3%
U.S. Treasury Bond 3.500% 2/15/39	$9,695,000	$10,258,522
U.S. Treasury Bond 4.375% 5/15/40	30,720,000	37,643,999
U.S. Treasury Bond 5.375% 2/15/31	8,710,000	11,850,363
U.S. Treasury Note 0.500% 5/31/13	2,600,000	2,611,375
U.S. Treasury Note 0.625% 7/15/14	98,680,000	99,339,153
U.S. Treasury Note 0.750% 5/31/12	3,215,000	3,227,307
U.S. Treasury Note 1.875% 9/30/17	74,880,000	77,304,824
U.S. Treasury Note 2.125% 8/15/21	17,620,000	17,547,043
U.S. Treasury Note (f) (g) 3.000% 9/30/16	9,530,000	10,455,453

		270,238,039

TOTAL U.S. TREASURY OBLIGATIONS (Cost $263,874,558)		270,238,039

TOTAL BONDS & NOTES (Cost $1,524,535,851)		1,554,345,553

TOTAL LONG-TERM INVESTMENTS (Cost $1,524,535,851)		1,554,345,553

SHORT-TERM INVESTMENTS — 24.2%
Commercial Paper — 24.2%
ABB Treasury Center USA, Inc. 0.466% 11/28/11	10,000,000	9,996,550
ABB Treasury Center USA, Inc. 0.466% 12/02/11	5,000,000	4,998,019
Bacardi USA, Inc. 0.344% 11/10/11	14,000,000	13,998,810
Bacardi USA, Inc. 0.355% 11/17/11	10,000,000	9,998,444
BAT International Finance (a) 0.354% 11/09/11	11,100,000	11,099,137
BAT International Finance (a) 0.385% 11/03/11	17,500,000	17,499,631
Carnival PLC (a) 0.385% 11/07/11	5,000,000	4,999,683
Daimler Finance North America LLC (a) 0.334% 11/10/11	20,950,000	20,948,272

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
DENTSPLY International, Inc. (a) 0.354% 11/14/11	$10,000,000	$9,998,736
DENTSPLY International, Inc. (a) 0.385% 12/09/11	13,925,000	13,919,415
Deutsche Telekom 0.446% 11/07/11	1,625,000	1,624,881
Deutsche Telekom 0.456% 11/09/11	15,200,000	15,198,480
Diageo Capital PLC (a) 0.395% 11/02/11	10,000,000	9,999,892
Diageo Capital PLC (a) 0.405% 11/04/11	17,300,000	17,299,423
Duke Energy Corp. (a) 0.355% 11/30/11	11,025,000	11,021,892
Eaton Corp. (a) 0.450% 11/03/11	8,830,000	8,829,779
Elsevier Finance SA (a) 0.390% 11/01/11	10,000,000	10,000,000
Exelon Corp. (a) 0.416% 11/21/11	5,000,000	4,998,861
Glencore Funding LLC 0.578% 11/21/11	10,000,000	9,996,833
Glencore Funding LLC 0.588% 11/22/11	19,950,000	19,943,250
Harley-Davidson Funding Corp. (a) 0.344% 11/18/11	13,900,000	13,897,768
NBC Universal Media, (a) 0.375% 11/14/11	14,075,000	14,073,119
NextEra Energy Capital Holdings 0.344% 11/01/11	15,000,000	15,000,000
NextEra Energy Capital Holdings 0.360% 11/02/11	10,000,000	9,999,901
Omnicom Capital, Inc. (a) 0.354% 11/02/11	15,000,000	14,999,854
Omnicom Capital, Inc. (a) 0.426% 12/15/11	11,000,000	10,994,353
Reed Elsevier, Inc. (a) 0.340% 11/14/11	13,150,000	13,148,386
Suncor Energy, Inc. (a) 0.548% 1/30/12	10,000,000	9,986,500
Tesco PLC (a) 0.456% 11/08/11	7,650,000	7,649,331
Tesco PLC (a) 0.537% 11/29/11	10,500,000	10,495,672
Thermo Fisher Scientific, Inc. (a) 0.400% 11/14/11	13,800,000	13,798,007
UnitedHealth Group, Inc. (a) 0.354% 11/01/11	15,000,000	15,000,000
WellPoint, Inc. (a) 0.420% 12/02/11	2,550,000	2,549,078

		377,961,957

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/11	$419,357	$419,357

TOTAL SHORT-TERM INVESTMENTS (Cost $378,381,314)		378,381,314

TOTAL INVESTMENTS — 123.6% (Cost $1,902,917,165) (h)		1,932,726,867

Other Assets/ (Liabilities) — (23.6)%		(369,073,841)

NET ASSETS — 100.0%		$1,563,653,026

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $396,623,245 or 25.37% of net assets.
(b)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2011, these securities amounted to a value of $102,532 or 0.01% of net assets.
(c)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2011, these securities amounted to a value of $1,584,000 or 0.10% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At October 31, 2011, these securities amounted to a value of $3,169,931 or 0.20% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	All or a portion of this security is held as collateral for open swap agreements. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 0.1%

COMMON STOCK — 0.1%
Forest Products & Paper — 0.1%
The Newark Group, Inc. (a) (b)	26,904	$119,688

TOTAL COMMON STOCK (Cost $165,687)		119,688

TOTAL EQUITIES (Cost $165,687)		119,688

	Principal Amount
BONDS & NOTES — 97.9%

CORPORATE DEBT — 40.7%
Advertising — 0.6%
WPP Finance 8.000% 9/15/14	$595,000	680,211

Aerospace & Defense — 0.5%
BE Aerospace, Inc. 6.875% 10/01/20	125,000	134,687
Goodrich Corp. 6.125% 3/01/19	160,000	192,957
L-3 Communications Corp. 4.750% 7/15/20	50,000	49,733
Lockheed Martin Corp. 5.500% 11/15/39	60,000	67,627
United Technologies Corp. 6.125% 7/15/38	105,000	128,888

		573,892

Agriculture — 0.1%
Philip Morris International, Inc. 6.375% 5/16/38	50,000	64,150

Auto Manufacturers — 0.3%
Daimler Finance NA LLC (c) 2.625% 9/15/16	225,000	223,621
Ford Motor Co. 6.500% 8/01/18	100,000	106,750

		330,371

Auto Parts & Equipment — 0.2%
RSC Equipment Rental, Inc./RSC Holdings III LLC 9.500% 12/01/14	243,000	248,467

Automotive & Parts — 1.2%
Accuride Corp. 9.500% 8/01/18	30,000	29,325
American Axle & Manufacturing, Inc. 7.875% 3/01/17	425,000	430,312

	Principal Amount	Value
Cooper Tire & Rubber Co. 8.000% 12/15/19	$280,000	$289,800
Delphi Corp. (c) 5.875% 5/15/19	90,000	91,350
Delphi Corp. (c) 6.125% 5/15/21	60,000	61,200
Pittsburgh Glass Works LLC (c) 8.500% 4/15/16	60,000	60,000
Titan International, Inc. 7.875% 10/01/17	163,000	171,150
UCI International, Inc. 8.625% 2/15/19	115,000	113,275
Visteon Corp/New (c) 6.750% 4/15/19	145,000	140,650

		1,387,062

Banks — 2.4%
Ally Financial, Inc. 6.750% 12/01/14	150,000	151,500
Bank of America Corp. 3.625% 3/17/16	330,000	314,731
Bank of America Corp. 5.625% 7/01/20	205,000	197,504
Bank of America Corp. 6.000% 9/01/17	115,000	114,543
Barclays Bank PLC 5.200% 7/10/14	160,000	168,940
Capital One Financial Corp. 2.125% 7/15/14	175,000	174,760
Credit Suisse AG 5.400% 1/14/20	130,000	129,861
Credit Suisse New York 5.500% 5/01/14	190,000	202,622
HSBC Holdings PLC 6.500% 9/15/37	125,000	132,110
ICICI Bank Ltd. (c) 4.750% 11/25/16	275,000	272,434
ICICI Bank Ltd. (c) 5.500% 3/25/15	475,000	488,195
PNC Funding Corp. 4.375% 8/11/20	105,000	110,706
UBS AG 5.750% 4/25/18	100,000	105,776
Wachovia Bank NA 6.600% 1/15/38	90,000	104,744
Wells Fargo & Co. 5.625% 12/11/17	60,000	69,087

		2,737,513

Beverages — 0.0%
Anheuser-Busch Cos., Inc. 6.500% 2/01/43	20,000	27,388

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Building Materials — 0.1%
CRH America, Inc. 8.125% 7/15/18	$55,000	$63,409

Chemicals — 1.8%
Airgas, Inc. 4.500% 9/15/14	115,000	122,416
Braskem Finance Ltd. (c) 5.750% 4/15/21	225,000	225,000
Cytec Industries, Inc. 8.950% 7/01/17	175,000	211,962
The Dow Chemical Co. 7.600% 5/15/14	45,000	51,066
The Dow Chemical Co. 8.550% 5/15/19	100,000	129,909
Georgia Gulf Corp. (c) 9.000% 1/15/17	155,000	162,750
Incitec Pivot Ltd. (c) 4.000% 12/07/15	475,000	484,702
Nalco Co. (c) 6.625% 1/15/19	80,000	89,200
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. (c) 8.375% 3/01/18	50,000	50,000
RPM International, Inc. 6.250% 12/15/13	400,000	428,735
Valspar Corp. 7.250% 6/15/19	150,000	179,280

		2,135,020

Commercial Services — 0.5%
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	285,000	270,750
ERAC USA Finance LLC (c) 7.000% 10/15/37	50,000	58,439
Rent-A-Center, Inc. 6.625% 11/15/20	160,000	160,800
Ticketmaster Entertainment, Inc. 10.750% 8/01/16	95,000	99,275

		589,264

Computers — 0.2%
Seagate HDD Cayman (c) 7.000% 11/01/21	190,000	186,200

Cosmetics & Personal Care — 0.1%
The Procter & Gamble Co. 5.800% 8/15/34	60,000	77,844

Diversified Financial — 2.6%
American Express Co. 8.125% 5/20/19	100,000	128,714
American General Finance Corp. 6.500% 9/15/17	250,000	185,625
BlackRock, Inc. 5.000% 12/10/19	110,000	120,211

	Principal Amount	Value
Citigroup, Inc. 4.750% 5/19/15	$15,000	$15,615
Citigroup, Inc. 5.500% 10/15/14	140,000	149,127
Citigroup, Inc. 5.875% 5/29/37	290,000	316,156
Citigroup, Inc. 8.500% 5/22/19	90,000	111,368
Eaton Vance Corp. 6.500% 10/02/17	130,000	146,960
General Electric Capital Corp. 6.875% 1/10/39	70,000	84,610
Janus Capital Group, Inc. 6.700% 6/15/17	525,000	553,493
Lazard Group LLC 6.850% 6/15/17	135,000	145,379
Merrill Lynch & Co., Inc. 7.750% 5/14/38	125,000	124,702
Morgan Stanley 3.800% 4/29/16	200,000	193,497
Pinafore LLC/Pinafore, Inc. (c) 9.250% 10/01/18	270,000	294,300
SLM Corp. 6.250% 1/25/16	270,000	270,000
TD Ameritrade Holding Corp. 4.150% 12/01/14	120,000	127,822

		2,967,579

Electric — 3.1%
Ameren Corp. 8.875% 5/15/14	170,000	192,331
Calpine Corp. (c) 7.500% 2/15/21	305,000	320,250
Elwood Energy LLC 8.159% 7/05/26	377,536	354,884
Indianapolis Power & Light (c) 6.300% 7/01/13	160,000	172,792
Kansas Gas & Electric Co. 5.647% 3/29/21	252,194	266,917
Kiowa Power Partners LLC (c) 4.811% 12/30/13	90,392	91,052
LG&E and KU Energy LLC (c) 4.375% 10/01/21	250,000	255,033
MidAmerican Energy Holdings Co. 5.950% 5/15/37	120,000	146,231
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	96,140	98,063
Monongahela Power Co., Inc. 6.700% 6/15/14	250,000	278,670
Nevada Power Co. Series L 5.875% 1/15/15	180,000	201,451
NRG Energy, Inc. 8.500% 6/15/19	250,000	261,250

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Oncor Electric Delivery Co. 6.800% 9/01/18	$35,000	$42,372
Pacific Gas & Electric Co. 5.800% 3/01/37	160,000	193,131
Tenaska Oklahoma (c) 6.528% 12/30/14	140,778	132,318
TransAlta Corp. 6.650% 5/15/18	15,000	17,168
Tri-State Generation & Transmission Association, Series 2003, Class A (c) 6.040% 1/31/18	91,883	101,795
Tri-State Generation & Transmission Association, Series 2003, Class B (c) 7.144% 7/31/33	185,000	232,245
Virginia Electric and Power Co. 6.350% 11/30/37	200,000	267,310

		3,625,263

Electrical Components & Equipment — 0.0%
Anixter, Inc. 5.950% 3/01/15	10,000	9,925

Electronics — 0.5%
Amphenol Corp. 4.750% 11/15/14	140,000	149,921
Arrow Electronics, Inc. 6.000% 4/01/20	235,000	250,548
PerkinElmer, Inc. 5.000% 11/15/21	125,000	128,655

		529,124

Engineering & Construction — 0.1%
Tutor Perini Corp. 7.625% 11/01/18	120,000	111,900

Entertainment — 0.5%
Mohegan Tribal Gaming Authority 6.125% 2/15/13	545,000	378,775
Regal Entertainment Group 9.125% 8/15/18	190,000	203,300
Speedway Motorsports, Inc. 8.750% 6/01/16	50,000	54,000

		636,075

Environmental Controls — 0.3%
Xylem, Inc. (c) 3.550% 9/20/16	200,000	202,773
Xylem, Inc. (c) 4.875% 10/01/21	100,000	103,573

		306,346

Foods — 0.6%
ConAgra Foods, Inc. 7.000% 4/15/19	165,000	194,577
Kraft Foods, Inc. 6.500% 2/09/40	95,000	121,393

	Principal Amount	Value
Ralcorp Holdings, Inc. 4.950% 8/15/20	$275,000	$263,536
Ralcorp Holdings, Inc. 6.625% 8/15/39	105,000	104,907

		684,413

Forest Products & Paper — 0.3%
International Paper Co. 9.375% 5/15/19	110,000	141,055
The Mead Corp. 7.550% 3/01/47	70,000	65,669
Verso Paper Holdings LLC 11.500% 7/01/14	157,000	164,850

		371,574

Hand & Machine Tools — 0.2%
Thermadyne Holdings Corp. 9.000% 12/15/17	280,000	281,400

Health Care – Products — 0.5%
Alere, Inc. 9.000% 5/15/16	350,000	353,500
Boston Scientific Corp. 7.375% 1/15/40	120,000	149,388
Teleflex, Inc. 6.875% 6/01/19	90,000	93,150

		596,038

Health Care – Services — 0.9%
HCA Holdings, Inc. (c) 7.750% 5/15/21	140,000	140,000
Health Management Associates, Inc. 6.125% 4/15/16	300,000	304,500
HEALTHSOUTH Corp. 7.750% 9/15/22	220,000	220,000
Roche Holdings, Inc. (c) 6.000% 3/01/19	80,000	96,998
Universal Health Services, Inc. 6.750% 11/15/11	150,000	150,000
WellPoint, Inc. 4.350% 8/15/20	130,000	139,764

		1,051,262

Holding Company – Diversified — 0.3%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) 8.750% 10/15/16	300,000	315,375
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (c) 9.000% 4/15/19	100,000	96,500

		411,875

Home Furnishing — 0.1%
Whirlpool Corp. 8.600% 5/01/14	120,000	135,982

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Housewares — 0.3%
Libbey Glass, Inc. 10.000% 2/15/15	$108,000	$115,020
Toro Co. 7.800% 6/15/27	170,000	195,444

		310,464

Insurance — 1.4%
Aflac, Inc. 8.500% 5/15/19	150,000	188,028
The Allstate Corp. 5.550% 5/09/35	50,000	54,574
The Allstate Corp. 7.450% 5/16/19	60,000	74,612
American International Group, Inc. 3.650% 1/15/14	80,000	78,691
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	390,000	390,728
Lincoln National Corp. 6.300% 10/09/37	65,000	66,842
MetLife, Inc. Series A 6.817% 8/15/18	85,000	101,294
Prudential Financial, Inc. 3.875% 1/14/15	300,000	313,532
Prudential Financial, Inc. 4.500% 11/15/20	175,000	180,571
Prudential Financial, Inc. 6.200% 11/15/40	125,000	140,549

		1,589,421

Internet — 0.3%
Expedia, Inc. 7.456% 8/15/18	300,000	337,782

Iron & Steel — 1.5%
AK Steel Corp. 7.625% 5/15/20	185,000	172,975
Allegheny Technologies, Inc. 5.950% 1/15/21	225,000	243,957
Allegheny Technologies, Inc. 9.375% 6/01/19	105,000	134,247
ArcelorMittal 9.000% 2/15/15	425,000	497,446
Reliance Steel & Aluminum Co. 6.200% 11/15/16	395,000	415,675
Reliance Steel & Aluminum Co. 6.850% 11/15/36	269,000	263,293

		1,727,593

Lodging — 0.3%
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	74,000	76,960

	Principal Amount	Value
Wyndham Worldwide Corp. 6.000% 12/01/16	$260,000	$274,980

		351,940

Machinery – Diversified — 0.4%
Briggs & Stratton Corp. 6.875% 12/15/20	340,000	346,800
The Manitowoc Co., Inc. 8.500% 11/01/20	175,000	182,000

		528,800

Manufacturing — 0.8%
Griffon Corp. 7.125% 4/01/18	180,000	171,450
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	80,000	97,386
Polypore International, Inc. 7.500% 11/15/17	285,000	290,700
Trimas Corp. 9.750% 12/15/17	50,000	53,500
Tyco International Finance SA 8.500% 1/15/19	215,000	277,248

		890,284

Media — 2.1%
CBS Corp. 7.875% 7/30/30	100,000	132,049
Clear Channel Worldwide Holdings, Inc., Series A 9.250% 12/15/17	50,000	54,000
NBCUniversal Media LLC 6.400% 4/30/40	25,000	30,456
News America, Inc. 6.900% 8/15/39	125,000	146,346
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	125,000	126,875
Nielsen Finance LLC / Nielsen Finance Co. 7.750% 10/15/18	235,000	259,088
Sinclair Television Group, Inc. (c) 9.250% 11/01/17	425,000	463,250
Time Warner Cable, Inc. 4.000% 9/01/21	150,000	153,613
Time Warner, Inc. 4.700% 1/15/21	200,000	216,032
Time Warner, Inc. 5.875% 11/15/16	25,000	28,954
Univision Communications, Inc. (c) 7.875% 11/01/20	250,000	252,500
Univision Communications, Inc. (c) 8.500% 5/15/21	340,000	306,000
Videotron Ltd. 9.125% 4/15/18	280,000	308,000

		2,477,163

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Metal Fabricate & Hardware — 0.7%
Ardagh Packaging Finance PLC (c) 7.375% 10/15/17	$250,000	$257,500
Mueller Water Products, Inc. 8.750% 9/01/20	245,000	260,925
The Timken Co. 6.000% 9/15/14	275,000	298,538

		816,963

Mining — 0.8%
FMG Resources PTY Ltd. (c) 7.000% 11/01/15	215,000	215,000
Teck Resources Ltd. 10.750% 5/15/19	275,000	339,625
Vale Overseas Ltd. 6.250% 1/23/17	215,000	241,069
Vale Overseas Ltd. 6.875% 11/10/39	85,000	97,956

		893,650

Office Equipment/Supplies — 0.2%
Xerox Corp. 4.250% 2/15/15	200,000	210,896
Xerox Corp. 5.500% 5/15/12	80,000	81,930

		292,826

Oil & Gas — 2.2%
Anadarko Petroleum Corp. 6.450% 9/15/36	80,000	92,735
Devon Energy Corp. 6.300% 1/15/19	80,000	97,121
Frontier Oil Corp. 6.875% 11/15/18	60,000	61,200
MEG Energy Corp. (c) 6.500% 3/15/21	150,000	156,375
Nexen, Inc. 7.500% 7/30/39	50,000	60,528
Northern Tier Energy LLC and Northern Tier Finance Corp. (c) 10.500% 12/01/17	170,000	186,575
Pemex Project Funding Master Trust 6.625% 6/15/38	51,000	55,590
Petrobras International Finance Co. 3.875% 1/27/16	220,000	225,126
Petroleos Mexicanos 5.500% 1/21/21	375,000	400,313
Precision Drilling Corp. 6.625% 11/15/20	85,000	90,313
Rowan Cos., Inc. 5.000% 9/01/17	185,000	191,024
Shell International Finance BV 5.500% 3/25/40	110,000	136,957

	Principal Amount	Value
SM Energy Co. (c) 6.625% 2/15/19	$100,000	$101,000
Southwestern Energy Co. 7.500% 2/01/18	135,000	156,600
Tesoro Corp. 6.500% 6/01/17	180,000	181,800
Venoco, Inc. 8.875% 2/15/19	330,000	309,375

		2,502,632

Oil & Gas Services — 0.2%
Baker Hughes, Inc. 5.125% 9/15/40	30,000	35,568
Hornbeck Offshore Services, Inc., Convertible 1.625% 11/15/26	229,000	220,985

		256,553

Packaging & Containers — 1.0%
Packaging Dynamics Corp. (c) 8.750% 2/01/16	240,000	243,600
Pregis Corp. 12.375% 10/15/13	360,000	327,600
Sealed Air Corp. (c) 5.625% 7/15/13	225,000	234,627
Silgan Holdings, Inc. 7.250% 8/15/16	200,000	211,000
Sonoco Products Co. 4.375% 11/01/21	100,000	102,801

		1,119,628

Pharmaceuticals — 0.7%
Valeant Pharmaceuticals International (c) 6.750% 10/01/17	100,000	100,000
Valeant Pharmaceuticals International (c) 6.875% 12/01/18	135,000	134,494
Valeant Pharmaceuticals International (c) 7.000% 10/01/20	200,000	198,000
Warner Chilcott Corp. LLC 7.750% 9/15/18	350,000	364,875

		797,369

Pipelines — 2.1%
CenterPoint Energy Resources Corp. 4.500% 1/15/21	175,000	184,080
CenterPoint Energy Resources Corp. 5.850% 1/15/41	150,000	169,935
DCP Midstream LLC (c) 9.750% 3/15/19	50,000	65,656
Energy Transfer Equity LP 7.500% 10/15/20	100,000	108,000
Enogex LLC (c) 6.875% 7/15/14	305,000	335,273
Enterprise Products Operating LP 3.200% 2/01/16	175,000	181,330

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Enterprise Products Operating LP 5.950% 2/01/41	$205,000	$234,016
Gulf South Pipeline Co. LP (c) 5.050% 2/01/15	25,000	26,928
Kern River Funding Corp. (c) 4.893% 4/30/18	96,877	105,696
Kinder Morgan Energy Partners LP 6.000% 2/01/17	110,000	125,382
Kinder Morgan Energy Partners LP 6.500% 2/01/37	85,000	93,899
Kinder Morgan Energy Partners LP 6.950% 1/15/38	15,000	17,418
ONEOK Partners LP 3.250% 2/01/16	150,000	153,526
ONEOK Partners LP 6.125% 2/01/41	400,000	459,840
Southern Natural Gas Co. (c) 5.900% 4/01/17	60,000	68,436
Texas Eastern Transmission LP (c) 6.000% 9/15/17	85,000	100,071
TransCanada PipeLines Ltd. 6.200% 10/15/37	50,000	63,106

		2,492,592

Real Estate — 0.2%
AMB Property LP 4.500% 8/15/17	225,000	226,010

Real Estate Investment Trusts (REITS) — 1.2%
Brandywine Operating Partners LP 4.950% 4/15/18	300,000	290,974
DDR Corp. 4.750% 4/15/18	275,000	258,791
Senior Housing Properties Trust 8.625% 1/15/12	45,000	45,518
Simon Property Group LP 4.200% 2/01/15	100,000	105,667
Weingarten Realty Investors Series A 4.857% 1/15/14	650,000	676,755

		1,377,705

Retail — 1.7%
CVS Caremark Corp. 6.125% 9/15/39	25,000	30,363
CVS Pass-Through Trust (c) 7.507% 1/10/32	19,349	22,459
The Gap, Inc. 5.950% 4/12/21	300,000	284,930
Home Depot, Inc. 5.950% 4/01/41	200,000	242,135
Inergy LP/Inergy Finance Corp. 7.000% 10/01/18	350,000	351,750
J.C. Penney Co., Inc. 5.650% 6/01/20	350,000	329,875

	Principal Amount	Value
McDonald’s Corp. 6.300% 10/15/37	$70,000	$94,719
Nordstrom, Inc. 6.750% 6/01/14	135,000	152,059
O’Reilly Automotive, Inc. 4.875% 1/14/21	225,000	229,906
Wal-Mart Stores, Inc. 5.625% 4/01/40	205,000	252,367

		1,990,563

Savings & Loans — 0.3%
Glencore Funding LLC (c) 6.000% 4/15/14	325,000	329,152
Washington Mutual Bank (d) 5.650% 8/15/14	1,225,000	1,225

		330,377

Semiconductors — 0.1%
Sensata Technologies BV (c) 6.500% 5/15/19	105,000	105,000

Software — 0.1%
Audatex North America, Inc. (c) 6.750% 6/15/18	80,000	81,200
First Data Corp. 9.875% 9/24/15	35,000	33,600
Microsoft Corp. 3.000% 10/01/20	10,000	10,475

		125,275

Telecommunications — 3.0%
American Tower Corp. 4.500% 1/15/18	750,000	771,409
British Telecom PLC STEP 9.875% 12/15/30	50,000	73,191
CenturyLink, Inc. 6.150% 9/15/19	195,000	194,682
Cisco Systems, Inc. 5.500% 1/15/40	75,000	89,605
CommScope, Inc. (c) 8.250% 1/15/19	185,000	182,225
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	90,000	126,843
EH Holding Corp. (c) 7.625% 6/15/21	60,000	62,100
Embarq Corp. 7.082% 6/01/16	210,000	227,592
Embarq Corp. 7.995% 6/01/36	45,000	47,579
GeoEye, Inc. 9.625% 10/01/15	25,000	28,000
Rogers Communications, Inc. 7.500% 8/15/38	35,000	47,763

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Rogers Wireless Communications, Inc. 7.500% 3/15/15	$30,000	$35,518
Sprint Capital Corp. 6.900% 5/01/19	255,000	212,287
Telecom Italia Capital 6.000% 9/30/34	80,000	68,654
Telecom Italia Capital 6.175% 6/18/14	170,000	172,686
Telefonica Emisiones SAU 3.992% 2/16/16	275,000	270,540
Telefonica Emisiones SAU 5.462% 2/16/21	175,000	177,363
Telstra Corp. Ltd. (c) 4.800% 10/12/21	275,000	292,314
Verizon Communications, Inc. 8.950% 3/01/39	150,000	238,350
Windstream Corp. 7.750% 10/01/21	190,000	198,075

		3,516,776

Transportation — 0.9%
Asciano Finance (c) 5.000% 4/07/18	275,000	292,366
Burlington Northern Santa Fe LLC 6.750% 3/15/29	160,000	202,649
Canadian National Railway Co. 6.375% 11/15/37	25,000	32,696
Norfolk Southern Corp. 6.000% 5/23/2111	125,000	143,808
RailAmerica, Inc. 9.250% 7/01/17	144,000	156,600
Union Pacific Corp. 4.000% 2/01/21	250,000	264,346

		1,092,465

Trucking & Leasing — 0.2%
GATX Corp. 3.500% 7/15/16	90,000	89,380
GATX Corp. 4.750% 5/15/15	115,000	121,461

		210,841

TOTAL CORPORATE DEBT (Cost $46,166,806)		47,180,219

MUNICIPAL OBLIGATIONS — 3.1%
Access Group, Inc., Delaware VRN 1.644% 9/01/37	150,000	104,250
Access Group, Inc., Delaware VRN 1.645% 9/01/37	315,000	274,050
Colorado Bridge Enterprise BAB 6.078% 12/01/40	800,000	978,976

	Principal Amount	Value
North Texas Tollway Authority BAB 6.718% 1/01/49	$870,000	$1,063,653
State of California 5.950% 4/01/16	225,000	254,385
State of California BAB 7.550% 4/01/39	125,000	152,328
State of Illinois 5.365% 3/01/17	650,000	685,444
Tennessee Valley Authority 5.250% 9/15/39	70,000	86,085

		3,599,171

TOTAL MUNICIPAL OBLIGATIONS (Cost $3,134,828)		3,599,171

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 16.4%
Auto Floor Plan ABS — 0.2%
Capital Automotive REIT, Series 2010-1A, Class A (c) 5.730% 12/15/38	222,486	231,635

Automobile ABS — 0.2%
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (c) 0.524% 7/20/12	200,000	198,001

Commercial MBS — 6.9%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.725% 2/10/51	635,000	688,308
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	600,000	642,328
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	500,000	535,199
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	53,634	53,716
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	680,000	681,325
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	635,000	692,769

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	$375,000	$405,196
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	258,434	258,362
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	290,000	322,286
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	625,000	654,483
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (c) 6.206% 2/15/41	470,000	212,936
GS Mortgage Securities Corp. II, Series 2011-GC3, Class C VRN (c) 5.543% 3/10/44	250,000	218,794
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.216% 5/15/41	300,000	319,195
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	305,000	329,516
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	630,000	665,083
Morgan Stanley Capital I, Series 2011-C2, Class C VRN (c) 5.318% 6/15/44	100,000	80,561
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	315,280	322,710
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.907% 8/15/39	100,000	101,667
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	535,000	557,770
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.853% 2/15/51	293,007	296,472

		8,038,676

	Principal Amount	Value
Home Equity ABS — 3.9%
Asset-Backed Securities Corporation Home Equity, Series 2005-HE3, Class M3 FRN 0.714% 4/25/35	$247,000	$220,256
Bear Stearns Asset-Backed Securities Trust, Series 2006-EC1, Class A2 FRN 0.464% 12/25/35	54,387	53,332
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE1, Class M1 FRN 0.774% 1/25/35	66,019	65,043
Bear Stearns Asset-Backed Securities Trust, Series 2004-HE11, Class M1 FRN 0.834% 12/25/34	102,338	92,961
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.344% 5/25/36	79,418	77,959
Carrington Mortgage Loan Trust, Series 2006-NC3, Class A2 FRN 0.344% 8/25/36	246,477	134,939
Carrington Mortgage Loan Trust, Series 2006-NC4, Class A2 FRN 0.344% 10/25/36	413,412	300,553
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.354% 7/25/36	115,902	109,437
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.474% 9/25/34	187,898	170,010
Countrywide Partnership Trust, Series 2004-EC1, Class M1 FRN 1.144% 2/25/35	223,589	206,848
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.484% 1/25/36	180,490	164,448
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.414% 8/25/36	198,916	170,794
IXIS Real Estate Capital Trust, Series 2005-HE2, Class M4 FRN 0.864% 9/25/35	300,000	224,366
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.714% 8/25/35	200,000	168,993
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.774% 2/25/35	300,000	241,243
MASTR Asset-Backed Securities Trust, Series 2005-WMC1, Class M3 FRN 0.724% 3/25/35	225,000	161,357

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Investors, Inc., Series 2005-WMC2, Class M3 FRN 0.714% 4/25/36	$200,000	$166,473
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (c) 0.980% 6/28/35	219,250	203,587
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M2 FRN (c) 1.010% 6/28/35	220,000	148,747
Morgan Stanley Capital, Inc., Series 2006-NC5, Class A2B FRN 0.354% 10/25/36	410,662	360,011
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.694% 3/25/35	295,000	201,064
New Century Home Equity Loan Trust, Series 1997-NC5, Class A6 STEP 7.200% 10/25/28	243	221
Novastar Home Equity Loan, Series 2007-2, Class A2A FRN 0.334% 9/25/37	59,773	58,889
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.874% 2/25/35	200,000	156,375
Residential Asset Mortgage Products, Inc., Series 2005-EFC3, Class M3 FRN 0.734% 8/25/35	275,000	193,989
Residential Asset Securities Corp., Series 2005-AHL3, Class A2 FRN 0.484% 11/25/35	343,686	291,973
Saxon Asset Securities Trust, Series 2000-2, Class MF2 VRN 8.447% 7/25/30	140,468	128,935

		4,472,803

Other ABS — 0.8%
HFG Healthco-4 LLC, Series 2011-1A, Class A FRN (c) 2.490% 6/02/17	250,000	242,970
Newport Waves CDO (Acquired 3/30/07, Cost $1,173,637), Series 2007-1A, Class A3LS FRN (c) (e) 0.951% 6/20/14	1,175,000	630,152
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (c) 4.370% 7/15/41	97,069	97,645

		970,767

	Principal Amount	Value
Student Loans ABS — 2.4%
Access Group, Inc., Series 2003-1, Class A2 FRN 0.618% 12/27/16	$120,216	$119,762
Access Group, Inc., Series 2003-1, Class B FRN 1.650% 12/26/35	500,000	355,000
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	475,000	408,500
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.740% 12/15/32	125,000	123,837
GCO Education Loan Funding Trust, Series 2005-1, Class A6AR FRN 1.746% 3/25/42	250,000	217,475
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.937% 3/15/38	283,376	238,572
SLM Student Loan Trust, Series 2003-4, Class B FRN 0.997% 6/15/38	347,078	292,962
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (c) 1.733% 12/15/16	225,000	224,930
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (c) 1.734% 12/15/16	375,000	374,883
SLM Student Loan Trust, Series 2003-10A, Class B FRN (c) 3.350% 12/17/46	500,000	400,000

		2,755,921

WL Collateral CMO — 2.0%
Bank of America Mortgage Securities, Series 2004-G, Class 2A7 FRN 2.823% 8/25/34	148,839	112,909
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	20,642	16,749
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	11,939	8,508
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.667% 8/25/34	25,454	22,692
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.434% 1/19/38	726,965	434,659

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.354% 5/25/37	$794,799	$340,930
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.638% 8/25/34	68,581	45,145
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	262,147	200,142
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	4,071	3,530
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.264% 2/25/34	7,270	6,419
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	475	401
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (c) 2.500% 3/23/51	214,663	213,858
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (c) 3.000% 1/17/13	280,086	280,814
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	1,301,676	460,047
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	35,679	28,566
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.630% 4/25/44	105,238	76,750

		2,252,119

WL Collateral PAC — 0.0%
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.933% 6/25/32	30,450	22,212

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $20,921,299)		18,942,134

SOVEREIGN DEBT OBLIGATIONS — 0.9%
Poland Government International Bond 6.375% 7/15/19	220,000	246,840
Province of Quebec Canada 7.500% 9/15/29	125,000	190,318
Republic of Brazil International Bond 5.625% 1/07/41	235,000	265,315

	Principal Amount	Value
Republic of Brazil International Bond 5.875% 1/15/19	$94,000	$110,215
United Mexican States 5.125% 1/15/20	95,000	105,830
United Mexican States 6.750% 9/27/34	75,000	93,562

		1,012,080

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $899,407)		1,012,080

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 34.9%
Collateralized Mortgage Obligations — 0.1%
Federal Home Loan Mortgage Corp. Series 2178, Class PB 7.000% 8/15/29	46,492	53,294
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	23,687	27,164

		80,458

Pass-Through Securities — 34.8%
Federal Home Loan Mortgage Corp. Pool #J15781 4.000% 6/01/26	1,754,392	1,838,753
Pool #J16099 4.000% 7/01/26	389,691	408,430
Pool #G14225 4.000% 8/01/26	303,611	318,211
Pool #G14226 4.000% 8/01/26	1,865,192	1,954,881
Pool #Q01704 4.500% 6/01/41	575,613	607,451
Pool #Q03086 4.500% 9/01/41	3,724,344	3,930,346
Pool #G11476 5.000% 11/01/18	151,444	162,752
Pool #B16010 5.000% 8/01/19	4,457	4,795
Pool #B17058 5.000% 9/01/19	6,705	7,210
Pool #B17494 5.000% 12/01/19	62,849	67,619
Pool #B14584 5.000% 1/01/20	210,771	226,768
Pool #B18677 5.000% 1/01/20	11,850	12,749
Pool #C01283 5.500% 11/01/31	36,074	39,241
Pool #E89199 6.000% 4/01/17	10,136	10,921
Pool #G11431 6.000% 2/01/18	1,944	2,095

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G01311 7.000% 9/01/31	$4,465	$5,064
Pool #C80207 7.500% 9/01/24	3,061	3,466
Pool #C00530 7.500% 7/01/27	3,347	3,810
Pool #C00563 7.500% 11/01/27	11,247	12,903
Pool #C00612 7.500% 4/01/28	747	857
Pool #C55867 7.500% 2/01/30	12,626	14,449
Federal Home Loan Mortgage Corp. TBA Pool #3735 4.000% 1/01/40 (f)	1,230,000	1,276,029
Pool #8678 4.500% 5/01/39 (f)	1,322,000	1,394,090
Federal National Mortgage Association Pool #725692 2.307% 10/01/33	271,047	282,565
Pool #888586 2.382% 10/01/34	606,350	630,400
Pool #AI2468 4.500% 5/01/41	1,464,213	1,548,462
Pool #AI4815 4.500% 6/01/41	832,632	880,541
Pool #AI8223 4.500% 8/01/41	1,251,450	1,326,195
Pool #675713 5.000% 3/01/18	92,486	99,245
Pool #735010 5.000% 11/01/19	552,133	595,937
Pool #253880 6.500% 7/01/16	5,348	5,797
Pool #575579 7.500% 4/01/31	17,605	20,192
Pool #535996 7.500% 6/01/31	3,881	4,451
Federal National Mortgage Association TBA Pool #1358 3.500% 9/01/40 (f)	5,790,000	5,887,254
Pool #7550 4.000% 4/01/24 (f)	1,100,000	1,156,031
Pool #7984 4.000% 1/01/40 (f)	7,611,000	7,912,467
Pool #11757 4.500% 3/01/21 (f)	850,000	904,852
Pool #29605 5.000% 10/01/36 (f)	3,720,000	4,002,778
Pool #45716 5.500% 3/01/35 (f)	2,180,000	2,365,640

	Principal Amount	Value
Government National Mortgage Association Pool #579140 6.500% 1/15/32	$4,349	$4,912
Pool #587280 6.500% 9/15/32	4,384	4,955
Pool #550659 6.500% 9/15/35	141,593	160,172
Pool #538689 6.500% 12/15/35	61,182	69,172
Pool #780651 7.000% 10/15/27	4,354	4,948
Pool #462384 7.000% 11/15/27	2,921	3,319
Pool #482668 7.000% 8/15/28	2,771	3,150
Pool #506804 7.000% 5/15/29	19,780	22,532
Pool #506914 7.000% 5/15/29	38,009	43,199
Pool #581417 7.000% 7/15/32	6,367	7,287
Pool #591581 7.000% 8/15/32	1,020	1,168
Pool #423836 8.000% 8/15/26	1,830	2,115
Pool #444619 8.000% 3/15/27	12,204	14,133
New Valley Generation IV 4.687% 1/15/22	66,972	76,821

		40,343,580

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $40,358,532)		40,424,038

U.S. TREASURY OBLIGATIONS — 1.9%
U.S. Treasury Bonds & Notes — 1.9%
U.S. Treasury Bond (g) 4.375% 5/15/40	1,710,000	2,095,418
U.S. Treasury Bond 5.375% 2/15/31	110,000	149,660

		2,245,078

TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,155,625)		2,245,078

TOTAL BONDS & NOTES (Cost $113,636,497)		113,402,720

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Portfolio of Investments (Continued)

		Value

TOTAL LONG-TERM INVESTMENTS (Cost $113,802,184)		$113,522,408

	Principal Amount

SHORT-TERM INVESTMENTS — 19.9%
Commercial Paper — 19.5%
Deutsche Telekom 0.446% 11/14/11	$2,925,000	2,924,535
Diageo Capital PLC (c) 0.406% 11/02/11	2,950,000	2,949,967
Glencore Funding LLC 0.507% 11/14/11	2,875,000	2,874,481
NextEra Energy Capital Holdings, Inc. 0.365% 11/09/11	2,950,000	2,949,764
Pacific Gas & Electric Co. (c) 0.395% 11/16/11	2,000,000	1,999,675
Tesco PLC (c) 0.456% 11/01/11	2,950,000	2,950,000
Viacom, Inc. (c) 0.365% 11/10/11	3,000,000	2,999,730
VW Credit, Inc. (c) 0.354% 11/03/11	2,950,000	2,949,943

		22,598,095

Time Deposits — 0.4%
Euro Time Deposit 0.010% 11/01/11	467,210	467,210

TOTAL SHORT-TERM INVESTMENTS (Cost $23,065,305)		23,065,305

TOTAL INVESTMENTS — 117.9% (Cost $136,867,489) (h)		136,587,713

Other Assets/(Liabilities) — (17.9)%		(20,728,150)

NET ASSETS — 100.0%		$115,859,563

Notes to Portfolio of Investments

ABS	Asset-Backed Security
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	This security is valued in good faith under procedures established by the Board of Trustees.
(b)	Non-income producing security.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $27,675,370 or 23.89% of net assets.
(d)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2011, these securities amounted to a value of $1,225 or 0.00% of net assets.
(e)	Restricted security. Certain securities are restricted as to resale. At October 31, 2011, these securities amounted to a value of $630,152 or 0.54% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(f)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(g)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(h)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 0.7%

COMMON STOCK — 0.7%
Forest Products & Paper — 0.7%
The Newark Group, Inc. (a) (b)	329,969	$1,467,933

TOTAL COMMON STOCK (Cost $2,113,591)		1,467,933

TOTAL EQUITIES (Cost $2,113,591)		1,467,933

	Principal Amount
BONDS & NOTES — 95.0%

CORPORATE DEBT — 95.0%
Advertising — 0.8%
inVentiv Health, Inc. (b) 10.000% 8/15/18	$1,130,000	1,084,800
MDC Partners, Inc. (b) 11.000% 11/01/16	605,000	648,863

		1,733,663

Aerospace & Defense — 1.9%
DAE Aviation Holdings, Inc. (b) 11.250% 8/01/15	1,475,000	1,548,750
Ducommun, Inc. (b) 9.750% 7/15/18	2,265,000	2,332,950

		3,881,700

Agriculture — 0.7%
American Rock Salt Co. LLC/American Rock Capital Corp. (b) 8.250% 5/01/18	1,640,000	1,549,800

Apparel — 0.9%
Perry Ellis International, Inc. 7.875% 4/01/19	1,775,000	1,801,625

Auto Manufacturers — 1.2%
Ford Motor Co. 7.450% 7/16/31	2,035,000	2,421,650

Auto Parts & Equipment — 1.1%
Affinia Group, Inc. 9.000% 11/30/14	2,260,000	2,243,050

Automotive & Parts — 4.2%
Accuride Corp. 9.500% 8/01/18	540,000	527,850
American Axle & Manufacturing, Inc. 7.875% 3/01/17	845,000	855,562
Cooper Tire & Rubber Co. 8.000% 12/15/19	760,000	786,600
Cooper-Standard Automotive, Inc. 8.500% 5/01/18	1,300,000	1,379,625

	Principal Amount	Value
Delphi Corp. (b) 5.875% 5/15/19	$535,000	$543,025
Delphi Corp. (b) 6.125% 5/15/21	360,000	367,200
International Automotive Components Group SL (b) 9.125% 6/01/18	1,720,000	1,694,200
Pittsburgh Glass Works LLC (b) 8.500% 4/15/16	1,605,000	1,605,000
Titan International, Inc. 7.875% 10/01/17	850,000	892,500

		8,651,562

Banks — 1.8%
Ally Financial, Inc. 6.750% 12/01/14	670,000	676,700
CIT Group, Inc. (b) 7.000% 5/04/15	3,024,000	3,024,000

		3,700,700

Beverages — 1.5%
Cott Beverages, Inc. 8.125% 9/01/18	2,975,000	3,175,813

Building Materials — 0.6%
Interline Brands, Inc. 7.000% 11/15/18	1,220,000	1,244,400

Chemicals — 2.0%
Celanese US Holdings LLC 5.875% 6/15/21	345,000	366,563
Georgia Gulf Corp. (b) 9.000% 1/15/17	850,000	892,500
Omnova Solutions, Inc. 7.875% 11/01/18	1,540,000	1,328,250
Vertellus Specialties, Inc. (b) 9.375% 10/01/15	1,600,000	1,456,000

		4,043,313

Coal — 0.7%
Arch Coal, Inc. (b) 7.000% 6/15/19	500,000	517,500
Arch Coal, Inc. (b) 7.250% 6/15/21	350,000	360,500
Consol Energy, Inc. 8.250% 4/01/20	560,000	613,200

		1,491,200

Commercial Services — 4.1%
AE Escrow Corp. (b) 9.750% 3/15/20	660,000	686,400
ARAMARK Holdings Corp. (b) 8.625% 5/01/16	380,000	394,250
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250% 1/15/19	1,775,000	1,770,562

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
The Hertz Corp. 6.750% 4/15/19	$2,000,000	$2,040,000
Rent-A-Center, Inc. 6.625% 11/15/20	880,000	884,400
RR Donnelley & Sons Co. 7.250% 5/15/18	415,000	404,625
RSC Equipment Rental, Inc. /RSC Holdings III LLC 8.250% 2/01/21	1,300,000	1,319,500
United Rentals North America, Inc. 8.375% 9/15/20	1,030,000	1,068,625

		8,568,362

Computers — 0.6%
Seagate HDD Cayman (b) 7.000% 11/01/21	1,250,000	1,225,000

Diversified Financial — 3.9%
American General Finance Corp. 6.500% 9/15/17	1,170,000	868,725
CIT Group, Inc. 7.000% 5/01/15	565	565
Community Choice Financial, Inc. (b) 10.750% 5/01/19	1,565,000	1,565,000
Ford Motor Credit Co. LLC 6.625% 8/15/17	1,200,000	1,315,049
International Lease Finance Corp. 5.750% 5/15/16	1,245,000	1,174,639
International Lease Finance Corp. 8.625% 9/15/15	700,000	735,000
Pinafore LLC/Pinafore, Inc. (b) 9.000% 10/01/18	1,508,000	1,643,720
Springleaf Finance Corp. 5.375% 10/01/12	900,000	855,000

		8,157,698

Electric — 4.6%
The AES Corp. (b) 7.375% 7/01/21	915,000	979,050
Atlantic Power Corp. (b) (c) 9.000% 11/15/18	1,675,000	1,666,625
Calpine Corp. (b) 7.500% 2/15/21	1,660,000	1,743,000
Energy Future Holdings Corp. 10.000% 1/15/20	1,695,000	1,771,275
Intergen NV (b) 9.000% 6/30/17	1,330,000	1,374,887
NRG Energy, Inc. (b) 7.625% 5/15/19	425,000	425,000
NRG Energy, Inc. 8.250% 9/01/20	630,000	652,050
NRG Energy, Inc. 8.500% 6/15/19	850,000	888,250

		9,500,137

	Principal Amount	Value
Engineering & Construction — 0.3%
Tutor Perini Corp. 7.625% 11/01/18	$650,000	$606,125

Entertainment — 1.9%
Cinemark USA, Inc. 7.375% 6/15/21	1,000,000	997,500
Regal Entertainment Group 9.125% 8/15/18	780,000	834,600
Vail Resorts, Inc. (b) 6.500% 5/01/19	525,000	523,688
WM Finance Corp. (b) 9.500% 6/15/16	439,000	465,340
WMG Acquisition Corp. 9.500% 6/15/16	1,094,000	1,159,640

		3,980,768

Foods — 0.4%
JBS USA LLC/JBS USA Finance, Inc. (b) 7.250% 6/01/21	815,000	757,950

Forest Products & Paper — 2.0%
PH Glatfelter Co. 7.125% 5/01/16	475,000	475,000
PH Glatfelter Co. 7.125% 5/01/16	1,550,000	1,550,000
Xerium Technologies, Inc. (b) 8.875% 6/15/18	2,525,000	2,146,250

		4,171,250

Health Care – Products — 1.3%
Alere, Inc. 9.000% 5/15/16	2,045,000	2,065,450
Teleflex, Inc. 6.875% 6/01/19	610,000	631,350

		2,696,800

Health Care – Services — 3.8%
HCA Holdings, Inc. (b) 7.750% 5/15/21	920,000	920,000
HCA, Inc. 6.500% 2/15/20	950,000	995,125
HCA, Inc. 7.500% 2/15/22	2,230,000	2,274,600
HEALTHSOUTH Corp. 7.250% 10/01/18	600,000	600,000
HEALTHSOUTH Corp. 7.750% 9/15/22	1,530,000	1,530,000
IASIS Healthcare LLC/IASIS Capital Corp. (b) 8.375% 5/15/19	1,680,000	1,554,000

		7,873,725

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Holding Company – Diversified — 0.8%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) 9.000% 5/15/18	$925,000	$894,938
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC (b) 9.000% 4/15/19	375,000	361,875
Susser Holdings LLC/Susser Finance Corp. 8.500% 5/15/16	400,000	417,000

		1,673,813

Household Products — 1.0%
Diversey, Inc. 8.250% 11/15/19	530,000	641,300
Spectrum Brands Holdings, Inc. 9.500% 6/15/18	1,325,000	1,470,750

		2,112,050

Housewares — 0.3%
Libbey Glass, Inc. 10.000% 2/15/15	562,000	598,530

Iron & Steel — 0.6%
Tube City IMS Corp. 9.750% 2/01/15	1,285,000	1,278,575

Leisure Time — 2.1%
Brunswick Corp. 7.125% 8/01/27	3,013,000	2,636,375
Brunswick Corp. 7.375% 9/01/23	650,000	591,500
Easton-Bell Sports, Inc. 9.750% 12/01/16	1,000,000	1,071,250

		4,299,125

Machinery – Diversified — 0.5%
The Manitowoc Co., Inc. 8.500% 11/01/20	950,000	988,000

Manufacturing — 2.4%
Griffon Corp. 7.125% 4/01/18	2,375,000	2,262,187
Polypore International, Inc. 7.500% 11/15/17	1,445,000	1,473,900
Trimas Corp. 9.750% 12/15/17	1,100,000	1,177,000

		4,913,087

Media — 5.3%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.250% 10/30/17	800,000	836,000
Cequel Communications Holdings I LLC/Cequel Capital Corp. (b) 8.625% 11/15/17	1,600,000	1,672,000

	Principal Amount	Value
Clear Channel Worldwide Holdings, Inc., Series B 9.250% 12/15/17	$1,045,000	$1,133,825
Gannett Co., Inc. 9.375% 11/15/17	2,125,000	2,295,000
LIN Television Corp. 6.500% 5/15/13	750,000	750,000
Mediacom LLC/Mediacom Capital Corp. 9.125% 8/15/19	1,405,000	1,478,762
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc. 8.875% 4/15/17	1,600,000	1,624,000
Sinclair Television Group, Inc. (b) 9.250% 11/01/17	1,010,000	1,100,900

		10,890,487

Metal Fabricate & Hardware — 1.0%
Ardagh Packaging Finance PLC (b) 7.375% 10/15/17	830,000	854,900
Mueller Water Products, Inc. 8.750% 9/01/20	1,220,000	1,299,300

		2,154,200

Mining — 0.9%
FMG Resources Pty Ltd. (b) 7.000% 11/01/15	1,175,000	1,175,000
FMG Resources Pty Ltd. (b) 8.250% 11/01/19	700,000	707,000

		1,882,000

Oil & Gas — 16.9%
Alta Mesa Holdings/Alta Mesa Finance Services Corp. 9.625% 10/15/18	3,119,000	2,900,670
Bill Barrett Corp. 7.625% 10/01/19	3,000,000	3,172,500
Calumet Specialty Products Partners LP/Calumet Finance Corp. (b) 9.375% 5/01/19	1,980,000	1,900,800
Calumet Specialty Products Partners LP/Calumet Finance Corp. (b) 9.375% 5/01/19	500,000	475,000
Chaparral Energy, Inc. 8.250% 9/01/21	2,025,000	2,060,437
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. (b) 6.625% 11/15/19	680,000	698,700
Coffeyville Resources LLC/Coffeyville Finance, Inc. (b) 10.875% 4/01/17	1,100,000	1,245,750
Concho Resources, Inc. 6.500% 1/15/22	820,000	861,000

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Denbury Resources, Inc. 8.250% 2/15/20	$924,000	$1,021,020
Goodrich Petroleum Corp. (b) 8.875% 3/15/19	1,810,000	1,846,200
Hilcorp Energy I LP/Hilcorp Finance Co. (b) 7.625% 4/15/21	3,070,000	3,238,850
Laredo Petroleum, Inc. (b) 9.500% 2/15/19	3,030,000	3,211,800
MEG Energy Corp. (b) 6.500% 3/15/21	725,000	755,812
Northern Tier Energy LLC and Northern Tier Finance Corp. (b) 10.500% 12/01/17	2,370,000	2,601,075
Precision Drilling Corp. 6.625% 11/15/20	395,000	419,688
QEP Resources, Inc. 6.875% 3/01/21	850,000	918,000
Quicksilver Resources, Inc. 7.125% 4/01/16	2,575,000	2,552,469
Sandridge Energy, Inc. (b) 8.000% 6/01/18	1,940,000	1,940,000
SM Energy Co. (b) 6.625% 2/15/19	500,000	505,000
Unit Corp. 6.625% 5/15/21	515,000	504,700
Venoco, Inc. 8.875% 2/15/19	2,260,000	2,118,750

		34,948,221

Packaging & Containers — 3.6%
Intertape Polymer US, Inc. 8.500% 8/01/14	2,030,000	1,887,900
Packaging Dynamics Corp. (b) 8.750% 2/01/16	1,630,000	1,654,450
Pregis Corp. 12.375% 10/15/13	1,405,000	1,278,550
Sealed Air Corp. (b) 8.125% 9/15/19	1,205,000	1,307,425
Sealed Air Corp. (b) 8.375% 9/15/21	693,000	750,172
Solo Cup Co. 8.500% 2/15/14	750,000	685,313

		7,563,810

Pharmaceuticals — 4.3%
Endo Pharmaceuticals Holdings, Inc. (b) 7.000% 7/15/19	490,000	529,200
Endo Pharmaceuticals Holdings, Inc. (b) 7.250% 1/15/22	375,000	404,063
Mylan, Inc. (b) 6.000% 11/15/18	1,230,000	1,291,500
Omnicare, Inc. 7.750% 6/01/20	2,500,000	2,693,750

	Principal Amount	Value
Valeant Pharmaceuticals International (b) 6.750% 10/01/17	$375,000	$375,000
Valeant Pharmaceuticals International (b) 6.875% 12/01/18	600,000	597,750
Valeant Pharmaceuticals International (b) 7.000% 10/01/20	800,000	792,000
Warner Chilcott Corp. LLC 7.750% 9/15/18	2,225,000	2,319,562

		9,002,825

Pipelines — 0.6%
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (b) 6.875% 2/01/21	1,240,000	1,224,500

Retail — 2.2%
Fiesta Restaurant Group (b) 8.875% 8/15/16	1,845,000	1,881,900
Inergy LP/Inergy Finance Corp. 7.000% 10/01/18	900,000	904,500
Landry’s Restaurants, Inc. 11.625% 12/01/15	1,085,000	1,150,100
OSI Restaurant Partners, Inc. 10.000% 6/15/15	670,000	690,100

		4,626,600

Savings & Loans — 1.3%
Dolphin Subsidiary II, Inc. (b) 6.500% 10/15/16	1,530,000	1,652,400
Dolphin Subsidiary II, Inc. (b) 7.250% 10/15/21	500,000	536,250
Hawker Beechcraft Acquisition Co. LLC/Hawker Beechcraft Notes Co. 9.750% 4/01/17	1,805,000	460,275

		2,648,925

Semiconductors — 0.3%
Sensata Technologies BV (b) 6.500% 5/15/19	620,000	620,000

Software — 5.2%
Audatex North America, Inc. (b) 6.750% 6/15/18	2,700,000	2,740,500
EVERTEC, Inc. 11.000% 10/01/18	3,565,000	3,600,650
Fidelity National Information Services, Inc. 7.625% 7/15/17	500,000	543,750
Fidelity National Information Services, Inc. 7.875% 7/15/20	670,000	731,975
First Data Corp. (b) 7.375% 6/15/19	1,915,000	1,895,850
First Data Corp. 9.875% 9/24/15	194,000	186,240

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
First Data Corp. 11.250% 3/31/16	$260,000	$231,400
First Data Corp. (b) 12.625% 1/15/21	865,000	817,425

		10,747,790

Telecommunications — 2.0%
CPI International, Inc. 8.000% 2/15/18	1,316,000	1,164,660
GeoEye, Inc. 8.625% 10/01/16	250,000	265,000
Sprint Capital Corp. 6.900% 5/01/19	1,750,000	1,456,875
Viasat, Inc. 8.875% 9/15/16	1,265,000	1,302,950

		4,189,485

Transportation — 3.4%
CHC Helicopter SA (b) 9.250% 10/15/20	2,435,000	2,191,500
Quality Distribution LLC/QD Capital Corp. 9.875% 11/01/18	1,985,000	1,965,150
RailAmerica, Inc. 9.250% 7/01/17	1,200,000	1,305,000
Swift Services Holdings, Inc. 10.000% 11/15/18	1,450,000	1,500,750

		6,962,400

TOTAL CORPORATE DEBT (Cost $195,284,127)		196,800,714

TOTAL BONDS & NOTES (Cost $195,284,127)		196,800,714

TOTAL LONG-TERM INVESTMENTS (Cost $197,397,718)		198,268,647

SHORT-TERM INVESTMENTS — 4.2%
Commercial Paper — 4.2%
Avery Dennison Corp. (b) 0.304% 11/01/11	4,500,000	4,500,000
BAT International Finance (b) 0.375% 11/07/11	1,750,000	1,749,892
Glencore Funding LLC 0.456% 11/04/11	2,500,000	2,499,906

		8,749,798

Time Deposits — 0.0%
Euro Time Deposit 0.010% 11/01/11	35,210	35,210

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $8,785,008)	$8,785,008

TOTAL INVESTMENTS — 99.9% (Cost $206,182,726) (d)	207,053,655

Other Assets/(Liabilities) — 0.1%	170,234

NET ASSETS — 100.0%	$207,223,889

Notes to Portfolio of Investments

(a)	This security is valued in good faith under procedures established by the Board of Trustees.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $89,860,558 or 43.36% of net assets.
(c)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments

October 31, 2011

	Principal Amount	Value
BONDS & NOTES — 97.9%

CORPORATE DEBT — 26.5%
Banks — 14.5%
Eksportfinans A/S EUR (a) 4.750% 6/11/13	525,000	$761,825
Eksportfinans ASA EUR (a) 4.750% 6/11/13	1,025,000	1,487,373
KFW JPY (a) 2.050% 2/16/26	175,000,000	2,394,763
Landwirtschaftliche Rentenbank JPY (a) 1.500% 6/20/14	40,000,000	526,997
Rabobank Nederland NV GBP (a) 4.000% 9/10/15	550,000	928,962
Rabobank Nederland NV EUR (a) 4.250% 4/22/14	1,030,000	1,502,049
Skandinaviska Enskilda Banken AB EUR (a) 2.500% 9/01/15	200,000	269,249

		7,871,218

Diversified Financial — 2.7%
German Postal Pensions Securitisation PLC EUR (a) 3.375% 1/18/16	1,000,000	1,448,180

Multi-National — 7.0%
European Investment Bank JPY (a) 1.400% 6/20/17	120,000,000	1,604,936
International Bank for Reconstruction & Development, Class E GBP (a) 5.400% 6/07/21	400,000	800,432
Nordic Investment Bank JPY (a) 1.700% 4/27/17	100,000,000	1,357,552

		3,762,920

Oil & Gas — 1.2%
BP Capital Markets PLC GBP (a) (b) 4.325% 12/10/18	400,000	676,427

Telecommunications — 1.1%
Deutsche Telekom International Finance BV EUR (a) 4.250% 7/13/22	200,000	285,712
Telstra Corp. Ltd. EUR (a) 4.250% 3/23/20	200,000	287,183

		572,895

TOTAL CORPORATE DEBT (Cost $13,534,071)		14,331,640

	Principal Amount	Value

SOVEREIGN DEBT OBLIGATIONS — 71.4%
Agence Francaise de Developpement JPY (a) 1.800% 6/19/15	100,000,000	$1,326,627
Belgium Government EUR (a) 4.000% 3/28/13	1,350,000	1,910,025
Bundesrepublik Deutschland EUR (a) 3.500% 1/04/16	570,000	868,842
Canada Housing Trust No 1 CAD (a) 1.850% 12/15/16	575,000	574,971
Canadian Government Bond CAD (a) 2.000% 12/01/14	1,100,000	1,128,351
Canadian Government Bond CAD (a) 2.500% 6/01/15	600,000	626,372
Finland Government Bond EUR (a) 3.125% 9/15/14	1,800,000	2,642,217
French Republic EUR (a) 5.750% 10/25/32	1,100,000	1,922,070
Government of France OAT EUR (a) 3.750% 4/25/21	550,000	802,892
Italy Buoni Poliennali Del Tesoro EUR (a) 3.000% 4/15/15	900,000	1,148,319
Italy Buoni Poliennali Del Tesoro EUR (a) 4.500% 2/01/18	500,000	637,858
Japan Government JPY (a) 1.400% 6/20/19	50,000,000	672,400
Japan Government JPY (a) 1.700% 12/20/16	65,000,000	886,245
Japan Government JPY (a) 1.700% 6/20/33	115,000,000	1,435,944
Japan Government JPY (a) 2.300% 3/19/26	100,000,000	1,411,876
Kingdom of the Netherlands EUR (a) 3.750% 1/15/23	600,000	924,325
Kingdom of the Netherlands EUR (a) 4.250% 7/15/13	300,000	439,788
Mexican Bonos MXN (a) 6.000% 6/18/15	21,000,000	1,636,689
Mexican Bonos MXN (a) 7.250% 12/15/16	9,000,000	740,482
New South Wales Treasury Corp. AUD (a) 5.500% 8/01/14	900,000	977,942
New South Wales Treasury Corp. AUD (a) 5.500% 3/01/17	950,000	1,043,215
Poland Government Bond PLN (a) 5.000% 4/25/16	3,300,000	1,037,005

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Poland Government Bond PLN (a) 5.500% 4/25/15	3,200,000	$1,026,537
Poland Government Bond PLN (a) 5.750% 4/25/29	1,800,000	557,150
Province of Ontario Canada CAD (a) 3.150% 9/08/15	1,300,000	1,371,290
Queensland Treasury Corp. AUD (a) 6.000% 9/14/17	1,300,000	1,455,206
Republic of Austria EUR (a) 4.650% 1/15/18	370,000	576,067
Republic of Austria EUR (Acquired 11/22/10 - 6/03/11, Cost $1,012,738) (a) (c) (d) 3.500% 9/15/21	1,000,000	1,442,729
Republic of Germany EUR (a) 4.750% 7/04/28	400,000	697,606
South Africa Government Bond ZAR (a) 8.000% 12/21/18	14,000,000	1,800,920
Sweden Government Bond SEK (a) 3.000% 7/12/16	17,000,000	2,776,544
United Kingdom Gilt GBP (a) 2.250% 3/07/14	400,000	668,134
United Kingdom Gilt GBP (a) 4.500% 9/07/34	775,000	1,482,388

		38,649,026

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $37,251,744)		38,649,026

TOTAL BONDS & NOTES (Cost $50,785,815)		52,980,666

TOTAL LONG-TERM INVESTMENTS (Cost $50,785,815)		52,980,666

SHORT-TERM INVESTMENTS — 0.9%
Repurchase Agreement — 0.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (e)	$469,410	469,410

TOTAL SHORT-TERM INVESTMENTS (Cost $469,410)		469,410

TOTAL INVESTMENTS — 98.8% (Cost $51,255,225) (f)		53,450,076

Other Assets/(Liabilities) — 1.2%		657,363

NET ASSETS — 100.0%		$54,107,439

Notes to Portfolio of Investments

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona
ZAR	South African Rand
(a)	The principal amount of the security is in foreign currency. The market value is in U.S. dollars.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2011, these securities amounted to a value of $676,427 or 1.25% of net assets.
(c)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $1,442,729 or 2.67% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At October 31, 2011, these securities amounted to a value of $1,442,729 or 2.67% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(e)	Maturity value of $469,410. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $480,337.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 55.8%

COMMON STOCK — 55.8%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	4,433	$42,025
Omnicom Group, Inc.	1,198	53,287

		95,312

Aerospace & Defense — 1.3%
The Boeing Co.	3,496	230,002
General Dynamics Corp.	3,348	214,908
Goodrich Corp.	173	21,215
L-3 Communications Holdings, Inc.	3,144	213,101
Lockheed Martin Corp.	2,861	217,150
Northrop Grumman Corp.	3,323	191,903
Raytheon Co.	1,696	74,946
Rockwell Collins, Inc.	57	3,182
United Technologies Corp.	4,872	379,919

		1,546,326

Agriculture — 1.3%
Altria Group, Inc.	9,241	254,590
Archer-Daniels-Midland Co.	1,826	52,844
Lorillard, Inc.	1,633	180,708
Philip Morris International, Inc.	13,996	977,900
Reynolds American, Inc.	1,244	48,118

		1,514,160

Airlines — 0.1%
Southwest Airlines Co.	14,766	126,249

Apparel — 0.2%
Nike, Inc. Class B	421	40,563
Ralph Lauren Corp.	340	53,989
VF Corp.	660	91,225

		185,777

Auto Manufacturers — 0.2%
Ford Motor Co. (a)	20,962	244,836
Paccar, Inc.	34	1,470

		246,306

Automotive & Parts — 0.1%
The Goodyear Tire & Rubber Co. (a)	9,661	138,732
Johnson Controls, Inc.	605	19,923

		158,655

Banks — 2.2%
Banco Santander Chile Sponsored ADR (Chile)	4,100	334,888
Bank of America Corp.	23,142	158,060
Bank of New York Mellon Corp.	4,495	95,654
BB&T Corp.	3,312	77,302
Capital One Financial Corp.	4,775	218,026
Comerica, Inc.	524	13,388

	Number of Shares	Value
Fifth Third Bancorp	4,021	$48,292
First Horizon National Corp.	680	4,753
Huntington Bancshares, Inc.	17,410	90,184
KeyCorp	7,172	50,634
M&T Bank Corp.	761	57,920
Northern Trust Corp.	361	14,610
PNC Financial Services Group, Inc.	3,045	163,547
Regions Financial Corp.	1,543	6,064
State Street Corp.	2,085	84,213
SunTrust Banks, Inc.	1,800	35,514
U.S. Bancorp	11,029	282,232
Wells Fargo & Co.	30,864	799,686
Zions Bancorp	249	4,323

		2,539,290

Beverages — 1.3%
Brown-Forman Corp. Class B	341	25,483
The Coca-Cola Co.	11,312	772,836
Coca-Cola Enterprises, Inc.	4,185	112,242
Constellation Brands, Inc. Class A (a)	14,822	299,701
Dr. Pepper Snapple Group, Inc.	1,510	56,549
Molson Coors Brewing Co. Class B	736	31,162
PepsiCo, Inc.	2,892	182,051

		1,480,024

Biotechnology — 0.5%
Amgen, Inc.	7,805	446,992
Biogen Idec, Inc. (a)	394	45,846
Celgene Corp. (a)	1,899	123,112
Life Technologies Corp. (a)	471	19,156

		635,106

Building Materials — 0.0%
Masco Corp.	994	9,542

Chemicals — 1.2%
Air Products & Chemicals, Inc.	210	18,090
Airgas, Inc.	93	6,412
CF Industries Holdings, Inc.	1,385	224,744
The Dow Chemical Co.	6,593	183,813
E.I. du Pont de Nemours & Co.	4,271	205,307
Eastman Chemical Co.	5,694	223,717
Ecolab, Inc.	424	22,828
FMC Corp.	300	23,667
International Flavors & Fragrances, Inc.	173	10,477
Monsanto Co.	2,599	189,077
The Mosaic Co.	2,000	117,120
PPG Industries, Inc.	1,004	86,756
Praxair, Inc.	124	12,607
The Sherwin-Williams Co.	147	12,158
Sigma-Aldrich Corp.	249	16,305

		1,353,078

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Coal — 0.1%
Alpha Natural Resources, Inc. (a)	362	$8,703
CONSOL Energy, Inc.	857	36,645
Peabody Energy Corp.	659	28,581

		73,929

Commercial Services — 1.5%
Apollo Group, Inc. Class A (a)	5,760	272,736
Automatic Data Processing, Inc.	1,421	74,361
DeVry, Inc.	573	21,591
Donnelley (R.R.) & Sons Co.	3,634	59,234
Equifax, Inc.	436	15,325
H&R Block, Inc.	15,042	229,992
Iron Mountain, Inc.	799	24,713
MasterCard, Inc. Class A	545	189,246
McKesson Corp.	2,741	223,529
Monster Worldwide, Inc. (a)	1,300	11,999
Moody’s Corp.	1,635	58,026
Paychex, Inc.	413	12,035
Quanta Services, Inc. (a)	424	8,857
Robert Half International, Inc.	335	8,854
SAIC, Inc. (a)	4,986	61,976
Total System Services, Inc.	2,421	48,154
Visa, Inc. Class A	2,860	266,724
Western Union Co.	5,407	94,460

		1,681,812

Computers — 4.8%
Accenture PLC Class A	4,900	295,274
Apple, Inc. (a)	4,848	1,962,373
Cognizant Technology Solutions Corp. Class A (a)	259	18,842
Computer Sciences Corp.	8,375	263,478
Dell, Inc. (a)	21,294	336,658
EMC Corp. (a)	5,453	133,653
Hewlett-Packard Co.	15,663	416,792
International Business Machines Corp.	8,110	1,497,349
Lexmark International, Inc. Class A (a)	4,004	126,927
NetApp, Inc. (a)	109	4,465
SanDisk Corp. (a)	1,950	98,807
Teradata Corp. (a)	1,298	77,439
Western Digital Corp. (a)	11,031	293,866

		5,525,923

Cosmetics & Personal Care — 0.9%
Avon Products, Inc.	109	1,992
Colgate-Palmolive Co.	1,943	175,589
The Estee Lauder Cos., Inc. Class A	298	29,338
The Procter & Gamble Co.	12,433	795,588

		1,002,507

Distribution & Wholesale — 0.0%
Fastenal Co.	370	14,093
Genuine Parts Co.	236	13,554

	Number of Shares	Value
W.W. Grainger, Inc.	74	$12,677

		40,324

Diversified Financial — 2.7%
American Express Co.	8,288	419,539
Ameriprise Financial, Inc.	1,095	51,115
BlackRock, Inc.	500	78,895
The Charles Schwab Corp.	2,122	26,058
Citigroup, Inc.	18,784	593,387
CME Group, Inc.	371	102,233
Discover Financial Services	8,095	190,718
E*TRADE Financial Corp. (a)	393	4,264
Federated Investors, Inc. Class B	361	7,054
Franklin Resources, Inc.	836	89,143
The Goldman Sachs Group, Inc.	598	65,511
IntercontinentalExchange, Inc. (a)	274	35,587
Invesco Ltd.	2,723	54,651
Janus Capital Group, Inc.	16,200	106,272
JP Morgan Chase & Co.	25,665	892,115
Legg Mason, Inc.	347	9,542
Morgan Stanley	2,696	47,557
The NASDAQ OMX Group, Inc. (a)	6,622	165,881
NYSE Euronext	1,136	30,183
SLM Corp.	6,918	94,569
T. Rowe Price Group, Inc.	586	30,964

		3,095,238

Electric — 1.9%
The AES Corp. (a)	8,177	91,746
Ameren Corp.	1,572	50,115
American Electric Power Co., Inc.	3,096	121,611
CenterPoint Energy, Inc.	2,335	48,661
CMS Energy Corp.	1,610	33,520
Consolidated Edison, Inc.	1,109	64,178
Constellation Energy Group, Inc.	1,196	47,481
Dominion Resources, Inc.	1,062	54,789
DTE Energy Co.	1,212	63,157
Duke Energy Corp.	6,270	128,034
Edison International	1,734	70,400
Entergy Corp.	1,011	69,931
Exelon Corp.	5,083	225,634
FirstEnergy Corp.	2,566	115,367
Integrys Energy Group, Inc.	361	19,101
NextEra Energy, Inc.	2,136	120,471
Northeast Utilities	1,022	35,331
NRG Energy, Inc. (a)	12,920	276,747
Pepco Holdings, Inc.	998	19,760
PG&E Corp.	1,623	69,627
Pinnacle West Capital Corp.	250	11,395
PPL Corp.	1,984	58,270
Progress Energy, Inc.	840	43,764
Public Service Enterprise Group, Inc.	3,909	131,733
SCANA Corp.	272	11,500
The Southern Co.	2,834	122,429

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TECO Energy, Inc.	1,698	$31,532
Wisconsin Energy Corp.	1,096	35,543
Xcel Energy, Inc.	1,245	32,183

		2,204,010

Electrical Components & Equipment — 0.0%
Emerson Electric Co.	443	21,317
Molex, Inc.	309	7,629

		28,946

Electronics — 0.4%
Agilent Technologies, Inc. (a)	2,273	84,260
Amphenol Corp. Class A	36	1,710
FLIR Systems, Inc.	235	6,181
Jabil Circuit, Inc.	11,002	226,201
PerkinElmer, Inc.	3,324	68,707
TE Connectivity Ltd.	1,300	46,215
Waters Corp. (a)	60	4,807

		438,081

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	100	4,977

Engineering & Construction — 0.4%
Fluor Corp.	7,747	440,417
Jacobs Engineering Group, Inc. (a)	324	12,571

		452,988

Entertainment — 0.1%
International Game Technology	4,110	72,295

Environmental Controls — 0.0%
Republic Services, Inc.	787	22,398
Stericycle, Inc. (a)	87	7,271
Waste Management, Inc.	145	4,775

		34,444

Foods — 1.1%
Campbell Soup Co.	565	18,786
ConAgra Foods, Inc.	4,384	111,047
Dean Foods Co. (a)	6,410	62,305
General Mills, Inc.	2,194	84,535
H.J. Heinz Co.	735	39,278
The Hershey Co.	719	41,148
Hormel Foods Corp.	994	29,293
The J.M. Smucker Co.	134	10,321
Kellogg Co.	335	18,160
Kraft Foods, Inc. Class A	1,221	42,955
The Kroger Co.	6,834	158,412
McCormick & Co., Inc.	273	13,257
Safeway, Inc.	5,721	110,816
Sara Lee Corp.	6,683	118,957
SUPERVALU, Inc.	11,634	93,305
Sysco Corp.	666	18,462
Tyson Foods, Inc. Class A	14,720	284,096
Whole Foods Market, Inc.	636	45,868

		1,301,001

	Number of Shares	Value
Forest Products & Paper — 0.1%
International Paper Co.	4,307	$119,304
MeadWestvaco Corp.	1,007	28,105

		147,409

Gas — 0.1%
Nicor, Inc.	377	21,206
NiSource, Inc.	1,372	30,308
Sempra Energy	502	26,972

		78,486

Hand & Machine Tools — 0.1%
Snap-on, Inc.	385	20,663
Stanley Black & Decker, Inc.	642	40,992

		61,655

Health Care – Products — 1.7%
Baxter International, Inc.	4,022	221,130
Becton, Dickinson & Co.	1,402	109,678
Boston Scientific Corp. (a)	10,121	59,613
C.R. Bard, Inc.	474	40,740
CareFusion Corp. (a)	1,348	34,509
Covidien PLC	4,300	202,272
Edwards Lifesciences Corp. (a)	300	22,626
Intuitive Surgical, Inc. (a)	4	1,735
Johnson & Johnson	13,399	862,762
Medtronic, Inc.	5,469	189,993
St. Jude Medical, Inc.	1,498	58,422
Stryker Corp.	1,259	60,319
Varian Medical Systems, Inc. (a)	174	10,217
Zimmer Holdings, Inc. (a)	1,124	59,156

		1,933,172

Health Care – Services — 1.2%
Aetna, Inc.	3,194	126,993
CIGNA Corp.	3,959	175,542
Coventry Health Care, Inc. (a)	5,976	190,097
DaVita, Inc. (a)	373	26,110
Humana, Inc.	1,455	123,515
Laboratory Corporation of America Holdings (a)	361	30,270
Quest Diagnostics, Inc.	335	18,693
Tenet Healthcare Corp. (a)	26,517	125,425
Thermo Fisher Scientific, Inc. (a)	2,798	140,656
UnitedHealth Group, Inc.	5,081	243,837
WellPoint, Inc.	2,658	183,136

		1,384,274

Holding Company – Diversified — 0.1%
Leucadia National Corp.	3,936	105,603

Home Builders — 0.0%
D.R. Horton, Inc.	559	6,222
Pulte Group, Inc. (a)	474	2,455

		8,677

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Home Furnishing — 0.0%
Harman International Industries, Inc.	474	$20,458
Whirlpool Corp.	654	33,230

		53,688

Household Products — 0.1%
Avery Dennison Corp.	282	7,501
The Clorox Co.	547	36,616
Beam, Inc.	273	13,494
Kimberly-Clark Corp.	1,760	122,690

		180,301

Housewares — 0.0%
Newell Rubbermaid, Inc.	183	2,708

Insurance — 1.7%
ACE Ltd.	2,100	151,515
Aflac, Inc.	2,645	119,263
The Allstate Corp.	786	20,703
American International Group, Inc. (a)	2,011	49,652
Aon Corp.	736	34,312
Assurant, Inc.	410	15,801
Berkshire Hathaway, Inc. Class B (a)	5,833	454,157
The Chubb Corp.	1,364	91,456
Cincinnati Financial Corp.	724	20,953
Genworth Financial, Inc. Class A (a)	1,855	11,835
The Hartford Financial Services Group, Inc.	2,690	51,783
Lincoln National Corp.	3,758	71,590
Loews Corp.	734	29,140
Marsh & McLennan Cos., Inc.	2,130	65,221
MetLife, Inc.	5,429	190,884
Principal Financial Group, Inc.	2,935	75,664
The Progressive Corp.	4,434	84,290
Prudential Financial, Inc.	3,035	164,497
Torchmark Corp.	2,620	107,237
The Travelers Cos., Inc.	763	44,521
Unum Group	4,335	103,346
XL Group PLC	2,597	56,459

		2,014,279

Internet — 1.0%
Akamai Technologies, Inc. (a)	310	8,351
Amazon.com, Inc. (a)	196	41,848
eBay, Inc. (a)	4,765	151,670
Expedia, Inc.	6,147	161,420
F5 Networks, Inc. (a)	200	20,790
Google, Inc. Class A (a)	724	429,071
Netflix, Inc. (a)	426	34,966
Priceline.com, Inc. (a)	304	154,347
Symantec Corp. (a)	5,979	101,703
VeriSign, Inc.	2,189	70,245
Yahoo!, Inc. (a)	2,034	31,812

		1,206,223

	Number of Shares	Value
Iron & Steel — 0.2%
AK Steel Holding Corp.	677	$5,639
Allegheny Technologies, Inc.	119	5,522
Cliffs Natural Resources, Inc.	1,960	133,711
Nucor Corp.	1,261	47,641
United States Steel Corp.	67	1,699

		194,212

Leisure Time — 0.1%
Carnival Corp.	73	2,571
Harley-Davidson, Inc.	2,408	93,671

		96,242

Lodging — 0.2%
Marriott International, Inc. Class A	113	3,559
Starwood Hotels & Resorts Worldwide, Inc.	360	18,040
Wyndham Worldwide Corp.	3,622	121,953
Wynn Resorts Ltd.	799	106,107

		249,659

Machinery – Construction & Mining — 0.3%
Caterpillar, Inc.	2,790	263,543
Ingersoll-Rand PLC	2,500	77,825
Joy Global, Inc.	600	52,320

		393,688

Machinery – Diversified — 0.4%
Cummins, Inc.	1,273	126,574
Deere & Co.	1,581	119,998
Eaton Corp.	1,208	54,143
Flowserve Corp.	187	17,333
Rockwell Automation, Inc.	236	15,965
Roper Industries, Inc.	974	78,992

		413,005

Manufacturing — 1.8%
3M Co.	825	65,191
Danaher Corp.	1,372	66,336
Dover Corp.	1,303	72,356
General Electric Co.	79,586	1,329,882
Honeywell International, Inc.	3,375	176,850
Illinois Tool Works, Inc.	60	2,918
ITT Corp.	701	31,966
Leggett & Platt, Inc.	695	15,220
Pall Corp.	161	8,238
Parker Hannifin Corp.	960	78,288
Textron, Inc.	5,385	104,577
Tyco International Ltd.	3,900	177,645

		2,129,467

Media — 2.0%
Cablevision Systems Corp. Class A	1,700	24,599
CBS Corp. Class B	6,270	161,829
Comcast Corp. Class A	13,781	323,164
DIRECTV Class A (a)	2,586	117,560

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Discovery Communications, Inc. Series A (a)	800	$34,768
Gannett Co., Inc.	16,807	196,474
The McGraw-Hill Cos., Inc.	1,209	51,382
News Corp. Class A	23,621	413,840
Scripps Networks Interactive Class A	424	18,012
Time Warner Cable, Inc.	2,768	176,294
Time Warner, Inc.	4,988	174,530
Viacom, Inc. Class B	4,790	210,041
The Walt Disney Co.	2,682	93,548
The Washington Post Co. Class B	841	286,075

		2,282,116

Metal Fabricate & Hardware — 0.1%
Precision Castparts Corp.	399	65,097

Mining — 0.5%
Alcoa, Inc.	6,546	70,435
Freeport-McMoRan Copper & Gold, Inc.	7,848	315,960
Newmont Mining Corp.	2,084	139,274
Titanium Metals Corp.	473	7,923
Vulcan Materials Co.	198	6,195

		539,787

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	12,399	252,692
Xerox Corp.	6,573	53,767

		306,459

Oil & Gas — 5.6%
Anadarko Petroleum Corp.	317	24,884
Apache Corp.	2,098	209,024
Cabot Oil & Gas Corp.	198	15,389
Chesapeake Energy Corp.	1,998	56,184
Chevron Corp.	12,800	1,344,640
ConocoPhillips	13,510	940,971
Denbury Resources, Inc. (a)	85	1,334
Devon Energy Corp.	2,517	163,479
Diamond Offshore Drilling, Inc.	1,185	77,665
EOG Resources, Inc.	91	8,138
EQT Corp.	269	17,081
Exxon Mobil Corp.	25,929	2,024,796
Helmerich & Payne, Inc.	1,940	103,169
Hess Corp.	3,747	234,412
Marathon Oil Corp.	9,485	246,895
Marathon Petroleum Corp.	4,642	166,648
Murphy Oil Corp.	922	51,051
Nabors Industries Ltd. (a)	5,799	106,296
Newfield Exploration Co. (a)	1,800	72,468
Noble Corp. (a)	100	3,594
Noble Energy, Inc.	423	37,791
Occidental Petroleum Corp.	1,230	114,316
Pioneer Natural Resources Co.	143	11,998
QEP Resources, Inc.	98	3,484

	Number of Shares	Value
Range Resources Corp.	99	$6,815
Rowan Companies, Inc. (a)	109	3,759
Southwestern Energy Co. (a)	100	4,204
Sunoco, Inc.	85	3,165
Tesoro Corp. (a)	5,986	155,277
Valero Energy Corp.	10,010	246,246

		6,455,173

Oil & Gas Services — 0.7%
Baker Hughes, Inc.	2,874	166,663
Cameron International Corp. (a)	37	1,818
FMC Technologies, Inc. (a)	272	12,191
Halliburton Co.	5,871	219,341
National Oilwell Varco, Inc.	4,109	293,095
Schlumberger Ltd.	1,195	87,797

		780,905

Packaging & Containers — 0.3%
Ball Corp.	620	21,433
Bemis Co., Inc.	177	4,975
Owens-IIlinois, Inc. (a)	622	12,490
Sealed Air Corp.	15,647	278,517

		317,415

Pharmaceuticals — 2.9%
Abbott Laboratories	4,504	242,630
Allergan, Inc.	61	5,131
AmerisourceBergen Corp.	3,360	137,088
Bristol-Myers Squibb Co.	11,912	376,300
Cardinal Health, Inc.	1,755	77,694
DENTSPLY International, Inc.	261	9,647
Eli Lilly & Co.	7,207	267,812
Express Scripts, Inc. (a)	138	6,311
Forest Laboratories, Inc. (a)	4,934	154,434
Gilead Sciences, Inc. (a)	4,526	188,553
Hospira, Inc. (a)	24	755
Mead Johnson Nutrition Co.	724	52,019
Medco Health Solutions, Inc. (a)	1,333	73,128
Merck & Co., Inc.	11,129	383,951
Mylan, Inc. (a)	2,259	44,209
Patterson Cos., Inc.	661	20,802
Pfizer, Inc.	62,557	1,204,848
Watson Pharmaceuticals, Inc. (a)	961	64,541

		3,309,853

Pipelines — 0.1%
El Paso Corp.	825	20,633
ONEOK, Inc.	600	45,630
Spectra Energy Corp.	1,971	56,430
The Williams Cos., Inc.	1,733	52,181

		174,874

Real Estate — 0.0%
CBRE Group, Inc. (a)	98	1,742

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 0.8%
Apartment Investment & Management Co. Class A	564	$13,914
AvalonBay Communities, Inc.	204	27,273
Boston Properties, Inc.	847	83,844
Equity Residential	501	29,399
HCP, Inc.	2,476	98,669
Health Care REIT, Inc.	674	35,513
Host Hotels & Resorts, Inc.	130	1,855
Kimco Realty Corp.	1,410	24,633
Plum Creek Timber Co., Inc.	673	25,345
ProLogis, Inc.	2,216	65,948
Public Storage	647	83,495
Simon Property Group, Inc.	1,794	230,421
Ventas, Inc.	1,336	74,295
Vornado Realty Trust	1,165	96,474
Weyerhaeuser Co.	2,477	44,536

		935,614

Retail — 3.3%
Abercrombie & Fitch Co. Class A	427	31,769
AutoNation, Inc. (a)	120	4,673
AutoZone, Inc. (a)	266	86,075
Bed Bath & Beyond, Inc. (a)	1,673	103,458
Best Buy Co., Inc.	9,008	236,280
Big Lots, Inc. (a)	470	17,714
CarMax, Inc. (a)	100	3,006
Coach, Inc.	2,158	140,421
Costco Wholesale Corp.	1,398	116,383
CVS Caremark Corp.	8,213	298,132
Darden Restaurants, Inc.	473	22,647
Family Dollar Stores, Inc.	247	14,482
GameStop Corp. Class A (a)	14,061	359,540
The Gap, Inc.	6,505	122,944
The Home Depot, Inc.	6,110	218,738
J.C. Penney Co., Inc.	396	12,704
Kohl’s Corp.	1,461	77,448
Limited Brands, Inc.	3,460	147,777
Lowe’s Cos., Inc.	5,029	105,710
Macy’s, Inc.	5,940	181,348
McDonald’s Corp.	2,295	213,091
Nordstrom, Inc.	1,111	56,317
O’Reilly Automotive, Inc. (a)	674	51,258
Ross Stores, Inc.	498	43,689
Sears Holdings Corp. (a)	111	8,678
Staples, Inc.	2,583	38,642
Starbucks Corp.	1,795	76,000
Target Corp.	4,867	266,468
Tiffany & Co.	311	24,796
The TJX Cos., Inc.	1,620	95,467
Urban Outfitters, Inc. (a)	560	15,260
Wal-Mart Stores, Inc.	7,053	400,046

	Number of Shares	Value
Walgreen Co.	5,706	$189,439
Yum! Brands, Inc.	1,336	71,569

		3,851,969

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	35	219
People’s United Financial, Inc.	1,059	13,502

		13,721

Semiconductors — 2.1%
Advanced Micro Devices, Inc. (a)	29,490	171,927
Altera Corp.	2,197	83,310
Analog Devices, Inc.	1,459	53,356
Applied Materials, Inc.	10,767	132,649
Broadcom Corp. Class A (a)	1,424	51,392
Intel Corp.	27,811	682,482
KLA-Tencor Corp.	4,298	202,393
Linear Technology Corp.	681	22,003
LSI Corp. (a)	53,726	335,787
MEMC Electronic Materials, Inc. (a)	449	2,690
Microchip Technology, Inc.	624	22,564
Micron Technology, Inc. (a)	4,533	25,339
Novellus Systems, Inc. (a)	2,490	86,029
NVIDIA Corp. (a)	10,085	149,258
Teradyne, Inc. (a)	14,780	211,650
Texas Instruments, Inc.	3,245	99,719
Xilinx, Inc.	1,461	48,885

		2,381,433

Software — 2.1%
Adobe Systems, Inc. (a)	2,705	79,554
Autodesk, Inc. (a)	547	18,926
BMC Software, Inc. (a)	1,422	49,429
CA, Inc.	5,285	114,473
Cerner Corp. (a)	200	12,686
Citrix Systems, Inc. (a)	345	25,126
Compuware Corp. (a)	711	6,008
The Dun & Bradstreet Corp.	649	43,392
Electronic Arts, Inc. (a)	1,886	44,038
Fidelity National Information Services, Inc.	1,260	32,987
Fiserv, Inc. (a)	747	43,976
Intuit, Inc.	389	20,878
Microsoft Corp.	50,541	1,345,907
Oracle Corp.	15,788	517,373
Red Hat, Inc. (a)	624	30,982
Salesforce.com, Inc. (a)	85	11,319

		2,397,054

Telecommunications — 2.6%
American Tower Corp. Class A (a)	98	5,400
AT&T, Inc.	38,370	1,124,625
CenturyLink, Inc.	554	19,534
Cisco Systems, Inc.	24,324	450,724
Corning, Inc.	9,274	132,525

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Frontier Communications Corp.	4,170	$26,104
Harris Corp.	1,654	62,438
JDS Uniphase Corp. (a)	1,404	16,848
Juniper Networks, Inc. (a)	648	15,857
MetroPCS Communications, Inc. (a)	27,765	236,002
Motorola Mobility Holdings, Inc. (a)	1,117	43,429
Motorola Solutions, Inc.	2,734	128,252
QUALCOMM, Inc.	3,388	174,821
Sprint Nextel Corp. (a)	6,887	17,700
Tellabs, Inc.	910	3,940
Verizon Communications, Inc.	13,632	504,111
Windstream Corp.	2,151	26,178

		2,988,488

Textiles — 0.0%
Cintas Corp.	49	1,465

Toys, Games & Hobbies — 0.0%
Hasbro, Inc.	247	9,401
Mattel, Inc.	1,061	29,962

		39,363

Transportation — 0.9%
C.H. Robinson Worldwide, Inc.	354	24,578
CSX Corp.	14,373	319,224
Expeditors International of Washington, Inc.	384	17,510
FedEx Corp.	2,486	203,429
Norfolk Southern Corp.	3,673	271,765
Ryder System, Inc.	274	13,958
Union Pacific Corp.	1,580	157,321
United Parcel Service, Inc. Class B	815	57,246

		1,065,031

TOTAL COMMON STOCK (Cost $61,465,578)		64,406,607

TOTAL EQUITIES (Cost $61,465,578)		64,406,607

	Principal Amount
BONDS & NOTES — 39.3%

CORPORATE DEBT — 13.5%
Advertising — 0.1%
WPP Finance 8.000% 9/15/14	$90,000	102,889

Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc. (b) 6.375% 6/01/19	50,000	56,389
Goodrich Corp. 6.125% 3/01/19	20,000	24,120
L-3 Communications Corp. 4.750% 7/15/20	5,000	4,973

	Principal Amount	Value
L-3 Communications Corp. 6.375% 10/15/15	$110,000	$112,337
Lockheed Martin Corp. 5.500% 11/15/39	10,000	11,271
United Technologies Corp. 6.125% 7/15/38	15,000	18,413

		227,503

Agriculture — 0.0%
Philip Morris International, Inc. 6.375% 5/16/38	5,000	6,415

Banks — 0.8%
Associated Banc-Corp. 5.125% 3/28/16	75,000	77,385
Bank of America Corp. 3.625% 3/17/16	55,000	52,455
Bank of America Corp. 4.500% 4/01/15	35,000	34,553
Bank of America Corp. Series L 5.650% 5/01/18	60,000	60,080
Barclays Bank PLC 5.200% 7/10/14	20,000	21,118
Barclays Bank PLC 6.750% 5/22/19	50,000	57,322
Capital One Financial Corp. 2.125% 7/15/14	30,000	29,959
Capital One Financial Corp. 7.375% 5/23/14	35,000	39,173
Credit Suisse AG 5.400% 1/14/20	70,000	69,925
Credit Suisse New York 5.500% 5/01/14	35,000	37,325
Deutsche Bank AG 3.250% 1/11/16	50,000	51,121
First Horizon National Corp. 5.375% 12/15/15	65,000	65,103
ICICI Bank Ltd. (b) 4.750% 11/25/16	45,000	44,580
ICICI Bank Ltd. (b) 5.500% 3/25/15	70,000	71,944
The Royal Bank of Scotland PLC (b) 4.875% 8/25/14	65,000	66,292
The Toronto-Dominion Bank 2.375% 10/19/16	60,000	61,057
UBS AG 5.750% 4/25/18	55,000	58,177
Wachovia Corp. 5.750% 6/15/17	5,000	5,767
Wells Fargo & Co. 3.625% 4/15/15	40,000	42,112

		945,448

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Building Materials — 0.2%
CRH America, Inc. 8.125% 7/15/18	$10,000	$11,529
Lafarge SA (b) 6.200% 7/09/15	125,000	126,790
Masco Corp. 7.125% 8/15/13	45,000	47,028
Masco Corp. 7.125% 3/15/20	10,000	9,968
Owens Corning, Inc. 9.000% 6/15/19	10,000	11,828

		207,143

Chemicals — 0.5%
Airgas, Inc. 4.500% 9/15/14	50,000	53,224
Ashland, Inc. 9.125% 6/01/17	10,000	11,175
Braskem Finance Ltd. (b) 5.750% 4/15/21	45,000	45,000
Cytec Industries, Inc. 8.950% 7/01/17	15,000	18,168
The Dow Chemical Co. 7.600% 5/15/14	70,000	79,436
The Dow Chemical Co. 8.550% 5/15/19	15,000	19,486
E.I. du Pont de Nemours & Co. 6.000% 7/15/18	5,000	6,117
Incitec Pivot Ltd. (b) 4.000% 12/07/15	75,000	76,532
Lyondell Chemical Co. 8.000% 11/01/17	100,000	112,500
RPM International, Inc. 6.250% 12/15/13	70,000	75,029
Valspar Corp. 7.250% 6/15/19	25,000	29,880

		526,547

Coal — 0.0%
Consol Energy, Inc. 8.250% 4/01/20	10,000	10,950

Commercial Services — 0.1%
Brambles USA, Inc. (b) 3.950% 4/01/15	55,000	57,331
Deluxe Corp. 7.375% 6/01/15	20,000	20,150
Donnelley (R.R.) & Sons Co. 5.500% 5/15/15	30,000	28,500
ERAC USA Finance LLC (b) 6.700% 6/01/34	35,000	38,789

		144,770

	Principal Amount	Value
Computers — 0.1%
Brocade Communications Systems, Inc. 6.625% 1/15/18	$10,000	$10,375
Brocade Communications Systems, Inc. 6.875% 1/15/20	5,000	5,237
HP Enterprise Services LLC Series B 6.000% 8/01/13	90,000	97,088
International Business Machines Corp. 5.600% 11/30/39	30,000	37,750

		150,450

Cosmetics & Personal Care — 0.0%
The Procter & Gamble Co. 5.800% 8/15/34	10,000	12,974

Diversified Financial — 2.0%
American Express Co. 6.150% 8/28/17	50,000	57,515
American Express Co. 7.250% 5/20/14	25,000	28,299
American Express Co. 8.125% 5/20/19	30,000	38,614
American General Finance Corp. 6.500% 9/15/17	50,000	37,125
The Bear Stearns Cos., Inc. 7.250% 2/01/18	60,000	70,658
BlackRock, Inc. 5.000% 12/10/19	20,000	21,856
BlackRock, Inc. 6.250% 9/15/17	45,000	52,078
Boeing Capital Corp. Ltd. 6.500% 2/15/12	50,000	50,870
Citigroup, Inc. 5.375% 8/09/20	50,000	53,417
Citigroup, Inc. 5.500% 10/15/14	40,000	42,608
Citigroup, Inc. 5.500% 2/15/17	115,000	117,846
Citigroup, Inc. 5.875% 5/29/37	65,000	70,863
Citigroup, Inc. 6.375% 8/12/14	80,000	86,364
Citigroup, Inc. 8.125% 7/15/39	15,000	20,616
Citigroup, Inc. 8.500% 5/22/19	35,000	43,310
Eaton Vance Corp. 6.500% 10/02/17	20,000	22,609
Ford Motor Credit Co. LLC 3.875% 1/15/15	245,000	245,120
Ford Motor Credit Co. LLC 8.700% 10/01/14	25,000	27,966

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
General Electric Capital Corp. 2.800% 1/08/13	$60,000	$61,205
General Electric Capital Corp. 4.625% 1/07/21	50,000	51,621
General Electric Capital Corp. 5.300% 2/11/21	65,000	69,177
General Electric Capital Corp. 5.900% 5/13/14	60,000	65,978
General Electric Capital Corp. 6.000% 8/07/19	30,000	34,085
General Electric Capital Corp. 6.875% 1/10/39	55,000	66,479
The Goldman Sachs Group, Inc. 5.375% 3/15/20	45,000	45,632
The Goldman Sachs Group, Inc. 5.625% 1/15/17	65,000	67,316
The Goldman Sachs Group, Inc. 6.250% 2/01/41	30,000	30,936
Janus Capital Group, Inc. 6.700% 6/15/17	50,000	52,714
JP Morgan Chase & Co. 3.450% 3/01/16	85,000	86,852
JP Morgan Chase & Co. 4.950% 3/25/20	70,000	73,401
Lazard Group LLC 6.850% 6/15/17	75,000	80,766
Lazard Group LLC 7.125% 5/15/15	95,000	103,937
Merrill Lynch & Co., Inc. 7.750% 5/14/38	20,000	19,952
Morgan Stanley 3.800% 4/29/16	30,000	29,025
Morgan Stanley 4.200% 11/20/14	130,000	128,473
Morgan Stanley 5.450% 1/09/17	60,000	60,371
Morgan Stanley 5.625% 9/23/19	50,000	49,371
SLM Corp. 5.000% 10/01/13	65,000	64,971
TD Ameritrade Holding Corp. 4.150% 12/01/14	15,000	15,978

		2,345,974

Electric — 0.9%
Allegheny Energy Supply Co. LLC (b) 8.250% 4/15/12	75,000	77,239
Ameren Corp. 8.875% 5/15/14	70,000	79,195
CMS Energy Corp. 2.750% 5/15/14	10,000	9,864

	Principal Amount	Value
CMS Energy Corp. 5.050% 2/15/18	$80,000	$80,809
CMS Energy Corp. 6.250% 2/01/20	10,000	10,644
IPALCO Enterprises, Inc. (b) 5.000% 5/01/18	20,000	20,300
Kansas Gas & Electric Co. 5.647% 3/29/21	65,958	69,809
LG&E and KU Energy LLC (b) 4.375% 10/01/21	60,000	61,208
MidAmerican Energy Holdings Co. 5.950% 5/15/37	70,000	85,301
Mirant Mid-Atlantic LLC, Series 2001, Class A 8.625% 6/30/12	18,374	18,741
Monongahela Power Co., Inc. 6.700% 6/15/14	110,000	122,615
Nevada Power Co. Series N 6.650% 4/01/36	20,000	26,398
NRG Energy, Inc. 8.500% 6/15/19	40,000	41,800
Oncor Electric Delivery Co. 6.800% 9/01/18	5,000	6,053
Oncor Electric Delivery Co. 7.500% 9/01/38	15,000	21,421
Pacific Gas & Electric Co. 5.800% 3/01/37	25,000	30,177
PPL Energy Supply LLC 6.300% 7/15/13	70,000	74,685
Tenaska Oklahoma (b) 6.528% 12/30/14	63,449	59,636
Tri-State Generation & Transmission Association, Series 2003, Class A (b) 6.040% 1/31/18	73,506	81,436
Virginia Electric and Power Co. 6.350% 11/30/37	30,000	40,097
Wisconsin Public Service Corp. 5.650% 11/01/17	50,000	58,536

		1,075,964

Electrical Components & Equipment — 0.1%
Anixter, Inc. 5.950% 3/01/15	130,000	129,025

Electronics — 0.1%
Amphenol Corp. 4.750% 11/15/14	20,000	21,417
Arrow Electronics, Inc. 6.000% 4/01/20	45,000	47,978
FLIR Systems, Inc. 3.750% 9/01/16	60,000	59,578

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
PerkinElmer, Inc. 5.000% 11/15/21	$30,000	$30,877

		159,850

Entertainment — 0.1%
International Game Technology 5.500% 6/15/20	25,000	26,357
Peninsula Gaming LLC 8.375% 8/15/15	60,000	61,650

		88,007

Environmental Controls — 0.1%
Republic Services, Inc. 3.800% 5/15/18	30,000	31,369
Republic Services, Inc. 5.250% 11/15/21	5,000	5,701
Xylem, Inc. (b) 3.550% 9/20/16	40,000	40,555
Xylem, Inc. (b) 4.875% 10/01/21	20,000	20,714

		98,339

Foods — 0.2%
ConAgra Foods, Inc. 7.000% 4/15/19	40,000	47,170
Kraft Foods, Inc. 4.125% 2/09/16	60,000	65,060
Kraft Foods, Inc. 6.500% 2/09/40	20,000	25,557
Ralcorp Holdings, Inc. 4.950% 8/15/20	30,000	28,749
Ralcorp Holdings, Inc. 6.625% 8/15/39	55,000	54,951

		221,487

Forest Products & Paper — 0.1%
International Paper Co. 7.300% 11/15/39	25,000	29,151
International Paper Co. 9.375% 5/15/19	15,000	19,235
The Mead Corp. 7.550% 3/01/47	50,000	46,906
Rock-Tenn Co. 5.625% 3/15/13	25,000	25,625
Rock-Tenn Co. 9.250% 3/15/16	20,000	21,250
Verso Paper Holdings LLC 11.500% 7/01/14	9,000	9,450

		151,617

Health Care – Products — 0.2%
Boston Scientific Corp. 4.500% 1/15/15	140,000	147,407

	Principal Amount	Value
Boston Scientific Corp. 6.000% 1/15/20	$35,000	$39,085
Johnson & Johnson 5.850% 7/15/38	10,000	13,356

		199,848

Health Care – Services — 0.2%
Apria Healthcare Group, Inc. 11.250% 11/01/14	130,000	126,425
CIGNA Corp. 5.125% 6/15/20	20,000	21,679
Roche Holdings, Inc. (b) 6.000% 3/01/19	15,000	18,187
Roche Holdings, Inc. (b) 7.000% 3/01/39	5,000	7,230
WellPoint, Inc. 4.350% 8/15/20	60,000	64,506

		238,027

Holding Company – Diversified — 0.4%
Hutchison Whampoa International Ltd. (b) 5.750% 9/11/19	45,000	50,181
Leucadia National Corp. 7.750% 8/15/13	350,000	374,062

		424,243

Home Builders — 0.0%
Toll Brothers Finance Corp. 4.950% 3/15/14	5,000	5,115

Home Furnishing — 0.0%
Whirlpool Corp. 8.600% 5/01/14	20,000	22,664

Household Products — 0.0%
Church & Dwight Co., Inc. 3.350% 12/15/15	30,000	31,098

Housewares — 0.0%
Toro Co. 7.800% 6/15/27	40,000	45,987

Insurance — 0.6%
Aflac, Inc. 8.500% 5/15/19	25,000	31,338
The Allstate Corp. 5.550% 5/09/35	30,000	32,744
The Allstate Corp. 7.450% 5/16/19	10,000	12,435
American International Group, Inc. 3.650% 1/15/14	10,000	9,836
CNA Financial Corp. 7.350% 11/15/19	40,000	44,084
The Hartford Financial Services Group, Inc. 4.000% 3/30/15	60,000	60,112

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Lincoln National Corp. 4.300% 6/15/15	$20,000	$20,877
Lincoln National Corp. 6.300% 10/09/37	20,000	20,567
Lincoln National Corp. 7.000% 6/15/40	50,000	55,460
Lincoln National Corp. 8.750% 7/01/19	50,000	61,005
Marsh & McLennan Cos., Inc. 4.800% 7/15/21	45,000	48,526
MetLife, Inc. Series A 6.817% 8/15/18	10,000	11,917
Principal Financial Group, Inc. 8.875% 5/15/19	30,000	38,010
Prudential Financial, Inc. 3.875% 1/14/15	45,000	47,030
Prudential Financial, Inc. 4.500% 11/15/20	25,000	25,796
Prudential Financial, Inc. 4.750% 9/17/15	75,000	80,301
Prudential Financial, Inc. 6.200% 11/15/40	15,000	16,866
The Travelers Cos., Inc. 6.250% 6/15/37	25,000	31,164

		648,068

Internet — 0.1%
Expedia, Inc. 7.456% 8/15/18	65,000	73,186

Investment Companies — 0.1%
Xstrata Finance Canada (b) 5.800% 11/15/16	45,000	49,066

Iron & Steel — 0.5%
AK Steel Corp. 7.625% 5/15/20	30,000	28,050
Allegheny Technologies, Inc. 5.950% 1/15/21	35,000	37,949
Allegheny Technologies, Inc. 9.375% 6/01/19	25,000	31,963
ArcelorMittal 3.750% 8/05/15	50,000	48,597
ArcelorMittal 5.250% 8/05/20	60,000	58,254
ArcelorMittal 9.000% 2/15/15	115,000	134,603
Reliance Steel & Aluminum Co. 6.200% 11/15/16	55,000	57,879
Reliance Steel & Aluminum Co. 6.850% 11/15/36	55,000	53,833
Steel Dynamics, Inc. 7.375% 11/01/12	140,000	145,075

		596,203

	Principal Amount	Value
Lodging — 0.3%
Choice Hotels International, Inc. 5.700% 8/28/20	$55,000	$59,031
Marriott International, Inc. 5.810% 11/10/15	15,000	16,821
Marriott International, Inc. 6.200% 6/15/16	180,000	202,504
Starwood Hotels & Resorts Worldwide, Inc. 6.250% 2/15/13	8,000	8,320
Wyndham Worldwide Corp. 6.000% 12/01/16	15,000	15,864
Wynn Las Vegas LLC 7.750% 8/15/20	15,000	16,500

		319,040

Machinery – Diversified — 0.1%
Roper Industries, Inc. 6.625% 8/15/13	85,000	91,644

Manufacturing — 0.1%
Ingersoll-Rand Global Holding Co. Ltd. 6.875% 8/15/18	40,000	48,693
Tyco Electronics Group SA 6.550% 10/01/17	40,000	46,788

		95,481

Media — 0.5%
CBS Corp. 7.875% 7/30/30	40,000	52,819
Comcast Corp. 6.400% 5/15/38	35,000	41,685
NBC Universal Media LLC 5.150% 4/30/20	50,000	56,191
NBC Universal Media LLC 6.400% 4/30/40	5,000	6,091
News America, Inc. 6.900% 8/15/39	25,000	29,269
Scholastic Corp. 5.000% 4/15/13	80,000	79,800
Time Warner Cable, Inc. 4.000% 9/01/21	30,000	30,723
Time Warner Cable, Inc. 6.750% 6/15/39	25,000	30,387
Time Warner Cable, Inc. 7.500% 4/01/14	55,000	62,438
Time Warner Cable, Inc. 8.250% 4/01/19	10,000	12,735
Time Warner Cable, Inc. 8.750% 2/14/19	10,000	13,007
Time Warner, Inc. 4.700% 1/15/21	35,000	37,806
Time Warner, Inc. 6.100% 7/15/40	30,000	34,639

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Warner, Inc. 6.250% 3/29/41	$75,000	$88,952
Viacom, Inc. 6.250% 4/30/16	40,000	46,152

		622,694

Metal Fabricate & Hardware — 0.0%
The Timken Co. 6.000% 9/15/14	25,000	27,140

Mining — 0.3%
Alcoa, Inc. 5.400% 4/15/21	40,000	39,634
Alcoa, Inc. 6.150% 8/15/20	30,000	30,972
Rio Tinto Finance USA Ltd. 9.000% 5/01/19	50,000	68,288
Teck Resources Ltd. 7.000% 9/15/12	130,000	136,385
Teck Resources Ltd. 10.750% 5/15/19	10,000	12,350
Vale Overseas Ltd. 6.250% 1/23/17	65,000	72,881
Vale Overseas Ltd. 6.875% 11/10/39	15,000	17,286

		377,796

Office Equipment/Supplies — 0.1%
Xerox Corp. 4.250% 2/15/15	30,000	31,634
Xerox Corp. 5.500% 5/15/12	50,000	51,207

		82,841

Office Furnishings — 0.1%
Steelcase, Inc. 6.375% 2/15/21	75,000	78,130
Oil & Gas — 0.7%
Anadarko Petroleum Corp. 6.450% 9/15/36	30,000	34,776
ConocoPhillips 6.500% 2/01/39	20,000	27,336
Devon Energy Corp. 5.600% 7/15/41	40,000	47,174
Motiva Enterprises LLC (b) 5.750% 1/15/20	40,000	46,753
Motiva Enterprises LLC (b) 6.850% 1/15/40	35,000	45,817
Nexen, Inc. 7.500% 7/30/39	5,000	6,053
Noble Holding International Ltd. 7.375% 3/15/14	95,000	107,387
Pemex Project Funding Master Trust 6.625% 6/15/38	5,000	5,450

	Principal Amount	Value
Petrobras International Finance Co. 3.875% 1/27/16	$45,000	$46,049
Petrobras International Finance Co. 5.375% 1/27/21	50,000	52,596
Petrobras International Finance Co. 6.750% 1/27/41	20,000	22,860
Petroleos Mexicanos 5.500% 1/21/21	60,000	64,050
Pioneer Natural Resources Co. 5.875% 7/15/16	50,000	53,075
Rowan Cos., Inc. 5.000% 9/01/17	30,000	30,977
Shell International Finance BV 5.500% 3/25/40	15,000	18,676
Tesoro Corp. 6.500% 6/01/17	50,000	50,500
Valero Energy Corp. 4.500% 2/01/15	50,000	53,972
Valero Energy Corp. 6.125% 2/01/20	40,000	45,932

		759,433

Oil & Gas Services — 0.1%
Baker Hughes, Inc. 5.125% 9/15/40	40,000	47,424
Hornbeck Offshore Services, Inc. Series B 6.125% 12/01/14	65,000	65,487
Hornbeck Offshore Services, Inc., Convertible 1. 625% 11/15/26	29,000	27,985

		140,896

Packaging & Containers — 0.1%
Packaging Corporation of America 5.750% 8/01/13	50,000	53,633
Sealed Air Corp. (b) 5.625% 7/15/13	45,000	46,926
Sonoco Products Co. 4.375% 11/01/21	25,000	25,700

		126,259

Pharmaceuticals — 0.2%
Abbott Laboratories 5.600% 11/30/17	55,000	65,269
Eli Lilly & Co. 5.950% 11/15/37	10,000	12,753
McKesson Corp. 4.750% 3/01/21	30,000	34,440
McKesson Corp. 6.000% 3/01/41	30,000	38,446
Merck & Co., Inc. 5.850% 6/30/39	10,000	12,956
Mylan, Inc. (b) 7.625% 7/15/17	10,000	11,050

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pfizer, Inc. 7.200% 3/15/39	$35,000	$52,278

		227,192

Pipelines — 1.1%
Boardwalk Pipelines LLC 5.500% 2/01/17	40,000	43,282
CenterPoint Energy Resources Corp. 4.500% 1/15/21	25,000	26,297
CenterPoint Energy Resources Corp. 5.850% 1/15/41	20,000	22,658
Consolidated Natural Gas Co. Series C 6.250% 11/01/11	65,000	65,000
DCP Midstream LLC (b) 9.750% 3/15/19	5,000	6,566
El Paso Pipeline Partners Operating Co. LLC 4.100% 11/15/15	25,000	25,550
Enogex LLC (b) 6.875% 7/15/14	120,000	131,911
Enterprise Products Operating LP 3.200% 2/01/16	25,000	25,904
Enterprise Products Operating LP 5.950% 2/01/41	55,000	62,785
Gulf South Pipeline Co. LP (b) 5.050% 2/01/15	40,000	43,085
Kern River Funding Corp. (b) 4.893% 4/30/18	110,717	120,795
Kinder Morgan Energy Partners LP 6.000% 2/01/17	25,000	28,496
Kinder Morgan Energy Partners LP 6.500% 2/01/37	25,000	27,617
Kinder Morgan Energy Partners LP 6.950% 1/15/38	5,000	5,806
Kinder Morgan Finance Co. ULC (b) 6.000% 1/15/18	35,000	35,875
NGPL PipeCo LLC (b) 6.514% 12/15/12	100,000	103,981
ONEOK Partners LP 3.250% 2/01/16	25,000	25,588
ONEOK Partners LP 6.125% 2/01/41	55,000	63,228
Rockies Express Pipeline LLC (b) 6.250% 7/15/13	75,000	79,596
Rockies Express Pipeline LLC (b) 6.850% 7/15/18	45,000	45,778
Southern Natural Gas Co. (b) 5.900% 4/01/17	55,000	62,733
TransCanada PipeLines Ltd. 6.200% 10/15/37	30,000	37,864

	Principal Amount	Value
Transcontinental Gas Pipe Line Co. LLC 8.875% 7/15/12	$75,000	$79,019
Williams Partners LP 5.250% 3/15/20	75,000	82,870

		1,252,284

Real Estate — 0.0%
Brookfield Asset Management, Inc. 7.125% 6/15/12	25,000	25,801

Real Estate Investment Trusts (REITS) — 0.1%
Boston Properties LP 4.125% 5/15/21	30,000	29,420
Brandywine Operating Partners LP 4.950% 4/15/18	40,000	38,796
DDR Corp. 4.750% 4/15/18	15,000	14,116
DDR Corp. 7.875% 9/01/20	15,000	16,236
Senior Housing Properties Trust 8.625% 1/15/12	25,000	25,288
Simon Property Group LP 4.200% 2/01/15	10,000	10,567

		134,423

Retail — 0.2%
CVS Caremark Corp. 6.125% 9/15/39	10,000	12,145
The Gap, Inc. 5.950% 4/12/21	65,000	61,735
Home Depot, Inc. 5.950% 4/01/41	30,000	36,320
J.C. Penney Co., Inc. 5.650% 6/01/20	15,000	14,138
J.C. Penney Corp., Inc. 7.950% 4/01/17	30,000	32,400
McDonald’s Corp. 6.300% 10/15/37	25,000	33,828
Nordstrom, Inc. 6.750% 6/01/14	20,000	22,527
O’Reilly Automotive, Inc. 4.875% 1/14/21	40,000	40,872

		253,965

Savings & Loans — 0.1%
Glencore Funding LLC (b) 6.000% 4/15/14	150,000	151,916
Washington Mutual Bank (c) 5.650% 8/15/14	180,000	180

		152,096

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Semiconductors — 0.1%
Applied Materials, Inc. 4.300% 6/15/21	$60,000	$64,779
Applied Materials, Inc. 5.850% 6/15/41	50,000	59,766

		124,545

Software — 0.0%
CA, Inc. 5.375% 12/01/19	15,000	16,277
Microsoft Corp. 3.000% 10/01/20	5,000	5,237

		21,514

Storage & Warehousing — 0.1%
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875% 3/15/18	105,000	108,675

Telecommunications — 1.1%
America Movil SAB de CV 5.000% 3/30/20	25,000	27,836
America Movil SAB de CV 6.125% 3/30/40	30,000	35,391
American Tower Corp. 4.500% 1/15/18	90,000	92,569
American Tower Corp. 5.050% 9/01/20	100,000	105,643
AT&T, Inc. 6.500% 9/01/37	65,000	79,909
British Telecom PLC STEP 9.875% 12/15/30	15,000	21,957
CenturyLink, Inc. 5.500% 4/01/13	45,000	46,157
CenturyLink, Inc. 6.150% 9/15/19	30,000	29,951
CenturyLink, Inc. 7.600% 9/15/39	10,000	9,906
Cisco Systems, Inc. 5.500% 1/15/40	10,000	11,947
Deutsche Telekom International Finance BV STEP 8.750% 6/15/30	15,000	21,140
Embarq Corp. 7.082% 6/01/16	30,000	32,513
Juniper Networks, Inc. 4.600% 3/15/21	25,000	26,111
Juniper Networks, Inc. 5.950% 3/15/41	35,000	38,305
Rogers Communications, Inc. 5.500% 3/15/14	60,000	65,095
Rogers Communications, Inc. 7.500% 8/15/38	5,000	6,823

	Principal Amount	Value
Telecom Italia Capital 6.000% 9/30/34	$10,000	$8,582
Telecom Italia Capital 6.175% 6/18/14	70,000	71,106
Telefonica Emisiones SAU 3.992% 2/16/16	65,000	63,946
Telefonica Emisiones SAU 5.462% 2/16/21	30,000	30,405
Telstra Corp. Ltd. (b) 4.800% 10/12/21	60,000	63,778
Verizon Communications, Inc. 8.750% 11/01/18	30,000	40,529
Verizon Global Funding Corp. 7.750% 12/01/30	40,000	56,007
Virgin Media Secured Finance PLC 6.500% 1/15/18	100,000	107,750
Windstream Corp. 7.750% 10/01/21	120,000	125,100
Windstream Corp. 7.875% 11/01/17	60,000	64,800

		1,283,256

Transportation — 0.2%
Asciano Finance (b) 5.000% 4/07/18	40,000	42,526
Bristow Group, Inc. 7.500% 9/15/17	15,000	15,600
Canadian National Railway Co. 5.850% 11/15/17	30,000	35,893
Canadian National Railway Co. 6.375% 11/15/37	40,000	52,313
CSX Corp. 7.250% 5/01/27	10,000	13,007
Norfolk Southern Corp. 6.000% 5/23/2111	20,000	23,009
Union Pacific Corp. 4.000% 2/01/21	25,000	26,435

		208,783

Trucking & Leasing — 0.2%
GATX Corp. 3.500% 7/15/16	40,000	39,725
GATX Corp. 4.750% 5/15/15	35,000	36,966
GATX Corp. 8.750% 5/15/14	100,000	115,203

		191,894

TOTAL CORPORATE DEBT (Cost $14,745,018)		15,644,639

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
MUNICIPAL OBLIGATIONS — 0.5%
Access Group, Inc., Delaware VRN 1.645% 9/01/37	$50,000	$43,500
Colorado Bridge Enterprise BAB 6.078% 12/01/40	100,000	122,372
North Texas Tollway Authority BAB 6.718% 1/01/49	130,000	158,937
State of California 5.950% 4/01/16	35,000	39,571
State of California BAB 7.550% 4/01/39	25,000	30,466
State of Illinois 5.365% 3/01/17	100,000	105,453
Tennessee Valley Authority 5.250% 9/15/39	35,000	43,042

		543,341

TOTAL MUNICIPAL OBLIGATIONS (Cost $473,006)		543,341

NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 6.0%
Automobile ABS — 0.4%
Avis Budget Rental Car Funding AESOP LLC, Series 2005-4A, Class A3 FRN (b) 0.524% 7/20/12	200,000	198,001
Chesapeake Funding LLC, Series 2009-2A, Class A FRN (b) 1.993% 9/15/21	149,851	150,572
Navistar Financial Corp. Owner Trust, Series 2010-A, Class A2 (b) 1.470% 10/18/12	12,689	12,697
Santander Consumer Acquired Receivables Trust, Series 2011-WO, Class A3 (b) 1.400% 10/15/14	100,000	100,679

		461,949

Commercial MBS — 2.5%
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class A4 VRN 5.725% 2/10/51	160,000	173,432
Bear Stearns Commercial Mortgage Securities, Series 2005-PWR8, Class A4 4.674% 6/11/41	135,000	144,524
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class A4 5.201% 12/11/38	75,000	80,280
Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A2 5.205% 2/11/44	15,324	15,348
Bear Stearns Commercial Mortgage Securities, Series 2006-PW14, Class AM 5.243% 12/11/38	50,000	48,001

	Principal Amount	Value
Bear Stearns Commercial Mortgage Securities, Series 2007-T26, Class A2 5.330% 1/12/45	$150,000	$150,292
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 5.694% 6/11/50	75,000	81,823
Bear Stearns Commercial Mortgage Securities, Series 2007-PW18, Class A4 5.700% 6/11/50	100,000	108,052
Bear Stearns Commercial Mortgage Securities, Series 2006-PW12, Class AM VRN 5.758% 9/11/38	85,000	83,065
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2A 5.237% 12/11/49	50,121	50,107
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 VRN 5.813% 12/10/49	125,000	138,916
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-C1, Class A4 4.750% 1/15/37	100,000	104,717
Credit Suisse Mortgage Pass Through Certificates, Series 2008-C1, Class AJ VRN (b) 6.206% 2/15/41	165,000	74,754
GS Mortgage Securities Corporation II, Series 2011-GC3, Class A2 (b) 3.645% 3/10/44	100,000	103,758
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C2, Class A3 VRN 5.216% 5/15/41	150,000	159,597
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB17, Class A4 5.429% 12/12/43	100,000	108,038
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-4, Class A3 VRN 5.172% 12/12/49	100,000	105,569
Morgan Stanley Capital I, Series 2011-C2, Class A2 (b) 3.476% 6/15/44	100,000	102,897
Morgan Stanley Capital I, Series 2011-C2, Class B VRN (b) 5.200% 6/15/44	100,000	88,959

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Morgan Stanley Capital I, Series 2007-IQ14, Class A2 5.610% 4/15/49	$169,766	$173,767
Morgan Stanley Capital I, Series 2008-T29, Class A4 VRN 6.278% 1/11/43	100,000	113,441
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class AJ VRN 5.907% 8/15/39	50,000	50,834
Wachovia Bank Commercial Mortgage Trust, Series 2007-C31, Class A4 5.509% 4/15/47	150,000	156,384
Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2 VRN 5.853% 2/15/51	204,640	207,060
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A1 (b) 3.349% 11/15/43	94,174	96,337
WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A2 (b) 3.791% 2/15/44	100,000	102,787
WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class B (b) 4.740% 3/15/44	50,000	44,366

		2,867,105

Home Equity ABS — 1.2%
ACE Securities Corp., Series 2005-AG1, Class A1B1 FRN 0.514% 8/25/35	89,242	80,986
Ameriquest Mortgage Securities, Inc., Series 2005-R5, Class A2C STEP 0.604% 7/25/35	43,493	39,702
Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A2 FRN 0.614% 11/25/34	59,808	56,173
Asset-Backed Funding Certificates, Series 2005-WMC1, Class M1 FRN 0.684% 6/25/35	65,000	56,733
Bear Stearns Asset-Backed Securities Trust, Series 2005-AQ2, Class A3 STEP 0.604% 9/25/35	100,070	88,570
Bear Stearns Asset-Backed Securities Trust, Series 2005-HE10, Class A3 STEP 0.624% 11/25/35	45,001	43,901
Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A2 FRN 0.344% 5/25/36	8,824	8,662
Carrington Mortgage Loan Trust, Series 2006-FRE1, Class A2 FRN 0.354% 7/25/36	38,634	36,479

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Inc., Series 2003-HE4, Class A FRN (b) 0.654% 12/25/33	$22,953	$21,152
Countrywide Asset-Backed Certificates, Series 2004-5, Class 3A FRN 0.474% 9/25/34	30,533	27,627
Countrywide Asset-Backed Certificates, Series 2005-9, Class 2A4M FRN 0.624% 1/25/36	30,628	30,062
Countrywide Asset-Backed Certificates, Series 2005-6, Class M1 FRN 0.734% 12/25/35	45,970	44,149
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF2, Class M1 FRN 0.644% 3/25/35	9,177	9,037
Fremont Home Loan Trust, Series 2005-E, Class 2A3 FRN 0.484% 1/25/36	36,098	32,890
GSAMP Trust, Series 2005-AHL, Class M1 FRN 0.674% 4/25/35	40,646	33,810
Home Equity Asset Trust, Series 2007-2, Class 2A1 FRN 0.354% 7/25/37	39,528	35,635
Home Equity Asset Trust, Series 2006-4, Class 2A3 FRN 0.414% 8/25/36	45,904	39,414
Home Equity Asset Trust, Series 2006-3, Class 2A3 FRN 0.424% 7/25/36	61,308	57,883
Long Beach Mortgage Loan Trust, Series 2005-3, Class 2A2 STEP 0.524% 8/25/45	23,155	21,521
Long Beach Mortgage Loan Trust, Series 2005-WL2, Class M1 FRN 0.714% 8/25/35	50,000	42,248
Long Beach Mortgage Loan Trust, Series 2005-1, Class M2 FRN 0.774% 2/25/35	60,000	48,249
Merrill Lynch Mortgage Synthetic, Series 2005-ACR1, Class M1 (b) 0.980% 6/28/35	93,298	86,633
New Century Home Equity Loan Trust, Series 2005-1, Class M1 FRN 0.694% 3/25/35	45,000	30,671
Nomura Home Equity Loan, Inc., Series 2005-FM1, Class M1 STEP 0.714% 5/25/35	55,246	52,444
Park Place Securities, Inc., Series 2005-WCW3, Class A2C FRN 0.624% 8/25/35	69,702	62,914

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Park Place Securities, Inc., Series 2005-WHQ1, Class M2 FRN 0.744% 3/25/35	$50,000	$41,039
Park Place Securities, Inc., Series 2004-WHQ2, Class M2 FRN 0.874% 2/25/35	50,000	39,094
Residential Asset Securities Corp., Series 2006-KS2, Class A3 FRN 0.434% 3/25/36	48,519	46,063
Specialty Underwriting & Residential Finance, Series 2005-AB1, Class A1C FRN 0.584% 3/25/36	57,487	50,749
Structured Asset Investment Loan Trust, Series 2005-7, Class A5 FRN 0.604% 8/25/35	28,868	23,721
Wells Fargo Home Equity Trust, Series 2006-1, Class A3 FRN 0.394% 5/25/36	75,412	72,263
Wells Fargo Home Equity Trust, Series 2005-2, Class M1 FRN 0.644% 8/25/35	100,000	81,557

		1,442,031

Other ABS — 0.4%
Cajun Global LLC, Series 2011-1A, Class A2 (b) 5.955% 2/20/41	98,409	103,633
Newport Waves CDO (Acquired 3/30/07, Cost $249,710), Series 2007-1A, Class A3LS FRN (b) (d) 0.951% 6/20/14	250,000	134,075
Trip Rail Master Funding LLC, Series 2011-1A, Class A1A (b) 4.370% 7/15/41	97,069	97,645
Triton Container Finance LLC, Series 2006-1A FRN (b) 0.410% 11/26/21	101,667	93,279

		428,632

Student Loans ABS — 0.9%
Access Group, Inc., Series 2007-A, Class A2 FRN 0.441% 8/25/26	82,758	78,275
Access Group, Inc., Series 2004-1, Class A4 FRN 1.604% 12/27/32	25,000	21,250
Chase Education Loan Trust, Series 2007-A, Class A1 FRN 0.372% 3/28/17	50,655	50,402
College Loan Corp. Trust, Series 2007-1, Class B2 FRN 1.741% 1/25/47	75,000	64,500

	Principal Amount	Value
Education Funding Capital Trust, Series 2003-2, Class A4 FRN 1.743% 3/15/32	$50,000	$49,580
Education Funding Capital Trust I, Series 2003-3, Class A3 FRN 0.617% 3/16/20	13,025	12,972
Education Funding Capital Trust I, Series 2003-3, Class A4 FRN 1.740% 12/15/32	75,000	74,302
National Collegiate Student Loan Trust, Series 2007-2, Class A1 FRN 0.284% 1/27/25	27,835	27,743
National Collegiate Student Loan Trust, Series 2007-1, Class A1 FRN 0.284% 6/25/25	28,206	28,081
National Collegiate Student Loan Trust, Series 2006-3, Class A2 FRN 0.354% 3/25/26	67,320	66,316
Nelnet Student Loan Trust, Series 2010-4A, Class A FRN (b) 1.044% 4/25/46	44,695	44,769
SLC Student Loan Trust, Series 2006-A, Class A5 FRN 0.570% 7/15/36	100,000	88,859
SLM Student Loan Trust, Series 2003-12, Class B FRN 0.937% 3/15/38	40,482	34,082
SLM Student Loan Trust, Series 2003-10A, Class A1G FRN (b) 1.733% 12/15/16	50,000	49,984
SLM Student Loan Trust, Series 2003-10A, Class A1H FRN (b) 1.734% 12/15/16	150,000	149,953
SLM Student Loan Trust, Series 2006-7, Class A6B FRN 1.741% 1/27/42	100,000	93,750
SLM Student Loan Trust, Series 2003-2, Class A6 FRN 1.745% 9/15/28	50,000	46,750
SLM Student Loan Trust, Series 2003-10A, Class B FRN (b) 3.350% 12/17/46	75,000	60,000

		1,041,568

WL Collateral CMO — 0.5%
Countrywide Home Loans, Inc., Series 2004-23, Class 1A1 FRN 2.774% 2/25/34	10,321	8,375

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Countrywide Home Loans, Inc., Series 2003-42, Class 1A1 FRN 2.908% 9/25/33	$5,535	$3,944
GSR Mortgage Loan Trust, Series 2004-9, Class 2A1 VRN 2.667% 8/25/34	10,788	9,617
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A2A FRN 0.434% 1/19/38	95,802	57,281
HSI Asset Securitization Corp. Trust, Series 2005, Class IIA3 FRN 0.604% 7/25/35	36,398	34,097
Impac Secured Assets CMN Owner Trust, Series 2007-2, Class 1A1A FRN 0.354% 5/25/37	99,350	42,616
IndyMac Index Mortgage Loan Trust, Series 2004-AR4, Class 1A VRN 2.638% 8/25/34	31,173	20,520
Merrill Lynch Mortgage Investors Trust, Series 2005-AR1, Class A1A FRN 0.524% 6/25/36	72,777	69,537
Merrill Lynch Mortgage Investors, Inc., Series 2005-A8, Class A3A2 FRN 0.494% 8/25/36	31,102	23,746
Merrill Lynch Mortgage Investors, Inc., Series 2003-A4, Class IA VRN 2.589% 7/25/33	2,326	2,017
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class IA VRN 3.264% 2/25/34	3,966	3,502
Morgan Stanley Mortgage Loan Trust, Series 2004-2AR, Class 1A FRN 2.476% 2/25/34	271	229
Morgan Stanley Reremic Trust, Series 2011-IO, Class A (b) 2.500% 3/23/51	107,331	106,929
Morgan Stanley Reremic Trust, Series 2009-IO, Class A1 (b) 3.000% 1/17/13	157,210	157,618
Residential Accredit Loans, Inc., Series 2006-QO6, Class A1 FRN 0.424% 6/25/46	182,967	64,665
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-2, Class 2A VRN 2.582% 3/25/34	19,734	15,800
Washington Mutual, Inc., Series 2004-AR2, Class A FRN 1.630% 4/25/44	50,559	36,873

		657,366

	Principal Amount	Value
WL Collateral PAC — 0.1%
Structured Asset Securities Corp., Series 2007-BC4, Class A3 FRN 0.494% 11/25/37	$55,460	$50,138
Structured Asset Securities Corp., Series 2002-11A, Class 2A1 FRN 2.933% 6/25/32	14,821	10,811

		60,949

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $7,324,895)		6,959,600

SOVEREIGN DEBT OBLIGATIONS — 0.3%
Colombia Government International Bond 7.375% 3/18/19	40,000	50,400
Peruvian Government International Bond 6.550% 3/14/37	20,000	24,900
Poland Government International Bond 6.375% 7/15/19	50,000	56,100
Province of Quebec Canada 7.500% 9/15/29	20,000	30,451
Republic of Brazil International Bond 5.625% 1/07/41	65,000	73,385
United Mexican States 5.125% 1/15/20	35,000	38,990
United Mexican States 6.750% 9/27/34	35,000	43,662

		317,888

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $289,162)		317,888

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 13.1%
Collateralized Mortgage Obligations — 0.1%
U.S. Department of Veteran Affairs Series 1992-1, Class 2Z 7.750% 5/15/22	75,368	86,431

Pass-Through Securities — 13.0%
Federal Home Loan Mortgage Corp. Pool #J15781 4.000% 6/01/26	577,102	604,853
Pool #G14225 4.000% 8/01/26	391,757	410,595
Pool #G14226 4.000% 8/01/26	414,348	434,273
Pool #Q01704 4.500% 6/01/41	191,871	202,484
Pool #Q03086 4.500% 9/01/41	1,037,850	1,095,256

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #G05253 5.000% 2/01/39	$100,010	$107,198
Pool #E85389 6.000% 9/01/16	22,306	24,033
Pool #G11431 6.000% 2/01/18	6,982	7,523
Pool #E85015 6.500% 8/01/16	6,533	7,090
Pool #G00729 8.000% 6/01/27	36,277	41,635
Pool #554904 9.000% 3/01/17	129	144
Federal Home Loan Mortgage Corp. TBA Pool #3735 4.000% 1/01/40 (e)	725,000	752,131
Pool #8678 4.500% 5/01/39 (e)	1,099,000	1,158,930
Federal National Mortgage Association Pool #725692 2.307% 10/01/33	39,860	41,554
Pool #888586 2.382% 10/01/34	73,787	76,714
Pool #AI5233 4.000% 9/01/41	99,856	103,866
Pool #AI2468 4.500% 5/01/41	488,071	516,154
Pool #AI4815 4.500% 6/01/41	554,612	586,524
Pool #AI8223 4.500% 8/01/41	298,433	316,258
Pool #586036 6.000% 5/01/16	4,317	4,667
Pool #564594 7.000% 1/01/31	20,577	23,308
Pool #253795 7.000% 5/01/31	16,896	19,150
Pool #507061 7.500% 10/01/29	1,229	1,413
Pool #527761 7.500% 2/01/30	3,921	4,499
Pool #531196 7.500% 2/01/30	1,766	2,034
Pool #534119 7.500% 3/01/30	731	843
Pool #534420 7.500% 3/01/30	1,505	1,733
Pool #253183 7.500% 4/01/30	6,302	7,248
Pool #529259 7.500% 4/01/30	2,954	3,377

	Principal Amount	Value
Pool #537797 7.500% 4/01/30	$2,756	$3,174
Pool #253265 7.500% 5/01/30	8,935	10,233
Pool #535248 8.000% 4/01/30	361	416
Pool #539460 8.000% 5/01/30	2,264	2,610
Pool #546988 8.000% 7/01/30	3,382	3,740
Pool #552630 8.000% 9/01/30	1,069	1,163
Pool #190317 8.000% 8/01/31	4,565	5,262
Federal National Mortgage Association TBA Pool #1358 3.500% 9/01/40 (e)	2,190,000	2,226,785
Pool #7550 4.000% 4/01/24 (e)	400,000	420,375
Pool #7984 4.000% 1/01/40 (e)	2,862,000	2,975,362
Pool #11757 4.500% 3/01/21 (e)	240,000	255,487
Pool #29605 5.000% 10/01/36 (e)	1,410,000	1,517,182
Pool #45716 5.500% 3/01/35 (e)	870,000	944,086
Government National Mortgage Association Pool #351528 7.000% 8/15/23	11,612	12,805
Pool #352049 7.000% 10/15/23	3,259	3,675
Pool #588012 7.000% 7/15/32	7,243	8,275
Pool #591581 7.000% 8/15/32	3,205	3,670
Pool #185306 7.500% 4/15/17	4,600	5,025
Pool #199170 7.500% 5/15/17	209	221
Pool #189371 7.500% 6/15/17	1,939	2,122
New Valley Generation IV 4.687% 1/15/22	74,413	85,356

		15,042,511

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $15,115,920)		15,128,942

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
U.S. TREASURY OBLIGATIONS — 5.9%
U.S. Treasury Bonds & Notes — 5.9%
U.S. Treasury Bond 4.375% 5/15/40	$920,000	$1,127,359
U.S. Treasury Bond 5.375% 2/15/31	195,000	265,307
U.S. Treasury Note 0.625% 7/15/14	1,550,000	1,560,354
U.S. Treasury Note (f) 1.375% 2/15/12	350,000	351,340
U.S. Treasury Note 1.875% 9/30/17	1,560,000	1,610,517
U.S. Treasury Note 2.125% 8/15/21	325,000	323,654
U.S. Treasury Note 2.500% 3/31/13	825,000	851,700
U.S. Treasury Note (f) 3.000% 9/30/16	690,000	757,005

		6,847,236

TOTAL U.S. TREASURY OBLIGATIONS (Cost $6,716,272)		6,847,236

TOTAL BONDS & NOTES (Cost $44,664,273)		45,441,646

	Number of Shares

MUTUAL FUNDS — 8.6%
Diversified Financial — 8.6%
iPath Goldman Sachs Crude Oil Total Return Index ETN (a)	13,400	314,632
iShares MSCI Canada Index Fund	30,000	847,200
iShares MSCI EAFE Index Fund	92,900	4,865,173
iShares MSCI Mexico Investable Market Index Fund	16,500	912,120
iShares MSCI Turkey Investable Market Index Fund	4,700	224,801
Japan Smaller Capitalization Fund, Inc.	132,734	976,922
Market Vectors — Russia ETF	8,000	243,680
Market Vectors Poland ETF	10,010	212,713
Vanguard Emerging Markets ETF	30,800	1,277,892

		9,875,133

TOTAL MUTUAL FUNDS (Cost $11,113,380)		9,875,133

TOTAL LONG-TERM INVESTMENTS (Cost $117,243,231)		119,723,386

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 7.2%
Commercial Paper — 3.9%
Glencore Funding LLC 0.507% 11/03/11	$1,000,000	$999,972
Nissan Motor Acceptance Corp. (b) 0.354% 11/14/11	1,250,000	1,249,842
UnitedHealth Group, Inc. (b) 0.354% 11/01/11	1,250,000	1,250,000
VW Credit, Inc. (b) 0.354% 11/23/11	1,000,000	999,787

		4,499,601

Time Deposits — 3.3%
Euro Time Deposit 0.010% 11/01/11	3,763,691	3,763,691

TOTAL SHORT-TERM INVESTMENTS (Cost $8,263,292)		8,263,292

TOTAL INVESTMENTS — 110.9% (Cost $125,506,523) (g)		127,986,678

Other Assets/(Liabilities) — (10.9)%		(12,559,791)

NET ASSETS — 100.0%		$115,426,887

Notes to Portfolio of Investments

ABS	Asset-Backed Security
ADR	American Depositary Receipt
BAB	Build America Bonds
CDO	Collateralized Debt Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
PAC	Planned Amortization Class
STEP	Step Up Bond
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Non-income producing security.
(b)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2011, these securities amounted to a value of $7,789,591 or 6.75% of net assets.
(c)	Security is currently in default due to bankruptcy or payment of principal or interest of the issuer. Income is not being accrued. At October 31, 2011, these securities amounted to a value of $180 or 0.00% of net assets.
(d)	Restricted security. Certain securities are restricted as to resale. At October 31, 2011, these securities amounted to a value of $134,075 or 0.12% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments (continued)

(e)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(f)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(g)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 96.6%
Auto Manufacturers — 1.6%
Ford Motor Co. (a)	238,350	$2,783,928

Banks — 8.2%
M&T Bank Corp.	44,800	3,409,728
U.S. Bancorp	215,180	5,506,456
Wells Fargo & Co.	195,560	5,066,960

		13,983,144

Beverages — 3.2%
The Coca-Cola Co.	80,250	5,482,680

Chemicals — 2.7%
Celanese Corp. Series A	42,000	1,829,100
The Mosaic Co.	47,920	2,806,195

		4,635,295

Commercial Services — 1.5%
AerCap Holdings NV (a)	216,760	2,570,774

Computers — 1.9%
Research In Motion Ltd. (a)	156,460	3,160,492

Diversified Financial — 7.0%
CIT Group, Inc. (a)	79,910	2,784,864
The Goldman Sachs Group, Inc.	48,490	5,312,079
JP Morgan Chase & Co.	110,560	3,843,066

		11,940,009

Electric — 6.8%
American Electric Power Co., Inc.	50,760	1,993,853
Edison International	89,500	3,633,700
GenOn Energy, Inc. (a)	639,510	1,950,505
Public Service Enterprise Group, Inc.	119,600	4,030,520

		11,608,578

Forest Products & Paper — 1.5%
Rock-Tenn Co. Class A	44,300	2,622,117

Health Care – Products — 3.1%
Medtronic, Inc.	153,400	5,329,116

Health Care – Services — 7.0%
HCA Holdings, Inc. (a)	170,140	3,989,783
Humana, Inc.	39,240	3,331,083
UnitedHealth Group, Inc.	54,110	2,596,739
WellPoint, Inc.	29,660	2,043,574

		11,961,179

Household Products — 2.3%
Church & Dwight Co., Inc.	89,300	3,945,274

Insurance — 5.4%
ACE Ltd.	55,600	4,011,540
MetLife, Inc.	146,340	5,145,314

		9,156,854

	Number of Shares	Value
Internet — 1.0%
VeriSign, Inc.	54,540	$1,750,189

Manufacturing — 4.1%
Cooper Industries PLC	68,420	3,589,313
Tyco International Ltd.	75,800	3,452,690

		7,042,003

Media — 5.7%
Comcast Corp. Class A	161,190	3,779,905
DISH Network Corp. Class A (a)	155,140	3,749,734
Viacom, Inc. Class B	47,960	2,103,046

		9,632,685

Oil & Gas — 12.4%
Apache Corp.	16,760	1,669,799
Chevron Corp.	93,580	9,830,579
Exxon Mobil Corp.	50,430	3,938,079
Nabors Industries Ltd. (a)	70,530	1,292,815
Penn West Petroleum Ltd.	94,670	1,696,486
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	36,810	2,610,197

		21,037,955

Pharmaceuticals — 4.0%
Gilead Sciences, Inc. (a)	72,160	3,006,186
Pfizer, Inc.	196,060	3,776,115

		6,782,301

Retail — 4.9%
The Talbots, Inc. (a)	253,660	667,126
Target Corp.	73,010	3,997,298
Wal-Mart Stores, Inc.	63,310	3,590,943

		8,255,367

Semiconductors — 1.2%
Xilinx, Inc.	62,310	2,084,893

Software — 4.6%
Microsoft Corp.	146,720	3,907,154
Oracle Corp.	117,620	3,854,407

		7,761,561

Telecommunications — 4.8%
AT&T, Inc.	70,081	2,054,074
Juniper Networks, Inc. (a)	139,230	3,406,958
Vodafone Group PLC Sponsored ADR (United Kingdom)	99,330	2,765,347

		8,226,379

Textiles — 1.7%
Mohawk Industries, Inc. (a)	54,750	2,882,588

TOTAL COMMON STOCK (Cost $164,674,980)		164,635,361

TOTAL EQUITIES (Cost $164,674,980)		164,635,361

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Portfolio of Investments (Continued)

	Units	Value
PURCHASED OPTIONS — 0.2%
Options on Futures — 0.2%
CBOE SPX Volitility Index Futures, Call, Expires 1/18/12, Strike 40.00	1,140	$239,400
CBOE SPX Volitility Index Futures, Call, Expires 1/18/12, Strike 42.50	1,040	197,600

		437,000

TOTAL PURCHASED OPTIONS (Cost $448,389)		437,000

TOTAL LONG-TERM INVESTMENTS (Cost $165,123,369)		165,072,361

	Principal Amount
SHORT-TERM INVESTMENTS — 3.6%
Repurchase Agreement — 3.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (b)	$6,074,479	6,074,479

Time Deposits — 0.0%
Euro Time Deposit, 0.010% 11/01/11	3	3

TOTAL SHORT-TERM INVESTMENTS (Cost $6,074,482)		6,074,482

TOTAL INVESTMENTS — 100.4% (Cost $171,197,851) (c)		171,146,843

Other Assets/(Liabilities) — (0.4)%		(679,617)

NET ASSETS — 100.0%		$170,467,226

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,074,481. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $6,196,902.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Advertising — 0.1%
Clear Channel Outdoor Holdings, Inc. Class A (a)	1,000	$11,000
The Interpublic Group of Companies, Inc.	15,000	142,200
Lamar Advertising Co. Class A (a)	1,100	24,739

		177,939

Aerospace & Defense — 1.5%
Alliant Techsystems, Inc.	9,500	551,760
BE Aerospace, Inc. (a)	1,100	41,503
The Boeing Co.	1,200	78,948
General Dynamics Corp.	15,980	1,025,756
Goodrich Corp.	500	61,315
L-3 Communications Holdings, Inc.	4,860	329,411
Lockheed Martin Corp.	5,100	387,090
Northrop Grumman Corp.	14,150	817,163
Raytheon Co.	8,770	387,546
United Technologies Corp.	2,180	169,996

		3,850,488

Agriculture — 1.0%
Altria Group, Inc.	14,300	393,965
Archer-Daniels-Midland Co.	2,400	69,456
Bunge Ltd.	1,900	117,363
Lorillard, Inc.	9,900	1,095,534
Philip Morris International, Inc.	9,500	663,765
Reynolds American, Inc.	7,040	272,307

		2,612,390

Airlines — 0.8%
AMR Corp. (a)	79,100	208,033
Copa Holdings SA Class A	14,700	1,015,329
Delta Air Lines, Inc. (a)	65,400	557,208
Southwest Airlines Co.	37,800	323,190

		2,103,760

Apparel — 0.1%
VF Corp.	1,930	266,765

Auto Manufacturers — 1.2%
Ford Motor Co. (a)	100,400	1,172,672
General Motors Co. (a)	47,200	1,220,120
Navistar International Corp. (a)	8,900	374,423
Oshkosh Corp. (a)	19,900	415,114

		3,182,329

Automotive & Parts — 0.7%
Autoliv, Inc.	3,500	202,195
Federal-Mogul Corp. (a)	21,700	365,862
Johnson Controls, Inc.	300	9,879
Lear Corp.	12,900	605,139
TRW Automotive Holdings Corp. (a)	13,690	576,349

	Number of Shares	Value
Visteon Corp/New (a)	1,800	$100,116

		1,859,540

Banks — 6.5%
Associated Banc-Corp.	3,650	40,697
Bank of America Corp.	240,873	1,645,163
Bank of Hawaii Corp.	3,320	140,204
Bank of New York Mellon Corp.	52,150	1,109,752
BB&T Corp.	32,119	749,657
BOK Financial Corp.	1,800	93,996
Capital One Financial Corp.	29,850	1,362,951
CapitalSource, Inc.	13,900	88,404
City National Corp.	1,970	83,567
Comerica, Inc.	7,800	199,290
Commerce Bancshares, Inc.	3,223	125,052
Cullen/Frost Bankers, Inc.	1,300	63,752
East West Bancorp, Inc.	6,100	118,767
Fifth Third Bancorp	41,160	494,332
First Citizens BancShares, Inc. Class A	218	35,545
First Horizon National Corp.	3,016	21,082
First Republic Bank (a)	2,600	72,020
Fulton Financial Corp.	8,300	78,352
Huntington Bancshares, Inc.	65,071	337,068
KeyCorp	35,200	248,512
M&T Bank Corp.	4,075	310,148
Northern Trust Corp.	2,800	113,316
PNC Financial Services Group, Inc.	22,836	1,226,522
Regions Financial Corp.	27,760	109,097
State Street Corp.	18,700	755,293
SunTrust Banks, Inc.	16,100	317,653
U.S. Bancorp	84,790	2,169,776
Valley National Bancorp	2,256	27,072
Wells Fargo & Co.	197,910	5,127,848
Zions Bancorp	5,050	87,668

		17,352,556

Beverages — 0.4%
Brown-Forman Corp. Class B	700	52,311
Coca-Cola Enterprises, Inc.	10,120	271,418
Constellation Brands, Inc. Class A (a)	29,430	595,075
Molson Coors Brewing Co. Class B	5,260	222,708

		1,141,512

Biotechnology — 1.0%
Amgen, Inc.	42,900	2,456,883
Bio-Rad Laboratories, Inc. Class A (a)	1,000	99,550
Life Technologies Corp. (a)	2,060	83,780

		2,640,213

Building Materials — 0.0%
Armstrong World Industries, Inc.	400	17,036
Owens Corning, Inc. (a)	1,400	39,732

		56,768

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Chemicals — 1.6%
Ashland, Inc.	7,100	$376,016
Cabot Corp.	6,000	181,080
CF Industries Holdings, Inc.	3,328	540,034
Cytec Industries, Inc.	1,900	84,873
The Dow Chemical Co.	34,110	950,987
Huntsman Corp.	41,900	491,906
LyondellBasell Industries NV Class A	22,900	752,494
Rockwood Holdings, Inc. (a)	2,000	92,080
RPM International, Inc.	2,500	56,175
The Valspar Corp.	100	3,487
W.R. Grace & Co. (a)	5,100	213,129
Westlake Chemical Corp.	10,400	428,584

		4,170,845

Coal — 0.1%
Alpha Natural Resources, Inc. (a)	3,257	78,298
Arch Coal, Inc.	6,000	109,320

		187,618

Commercial Services — 2.0%
Aaron’s, Inc.	1,000	26,760
Booz Allen Hamilton Holding Corp. (a)	4,300	67,983
Career Education Corp. (a)	62,800	1,012,964
Corrections Corporation of America (a)	2,900	64,467
DeVry, Inc.	1,100	41,448
Donnelley (R.R.) & Sons Co.	8,000	130,400
Education Management Corp. (a)	22,900	454,794
Equifax, Inc.	3,100	108,965
H&R Block, Inc.	57,100	873,059
KAR Auction Services, Inc. (a)	700	9,625
Manpower, Inc.	100	4,314
Monster Worldwide, Inc. (a)	1,800	16,614
Paychex, Inc.	1,700	49,538
Quanta Services, Inc. (a)	200	4,178
SAIC, Inc. (a)	40,200	499,686
Service Corp. International	6,100	61,000
Total System Services, Inc.	9,200	182,988
Towers Watson & Co. Class A	5,600	367,920
Visa, Inc. Class A	14,000	1,305,640

		5,282,343

Computers — 2.3%
Brocade Communications Systems, Inc. (a)	1,900	8,322
Computer Sciences Corp.	10,070	316,802
Dell, Inc. (a)	34,400	543,864
Diebold, Inc.	3,200	103,296
DST Systems, Inc.	13,900	697,641
Hewlett-Packard Co.	91,800	2,442,798
Lexmark International, Inc. Class A (a)	12,700	402,590
NCR Corp. (a)	5,500	104,720
SanDisk Corp. (a)	10,300	521,901

	Number of Shares	Value
Synopsys, Inc. (a)	12,200	$327,082
Western Digital Corp. (a)	21,800	580,752

		6,049,768

Cosmetics & Personal Care — 2.7%
Colgate-Palmolive Co.	1,100	99,407
The Procter & Gamble Co.	108,510	6,943,555

		7,042,962

Distribution & Wholesale — 0.3%
Genuine Parts Co.	1,100	63,173
Ingram Micro, Inc. Class A (a)	9,800	175,224
Tech Data Corp. (a)	12,100	595,078
WESCO International, Inc. (a)	1,200	58,152

		891,627

Diversified Financial — 7.0%
American Express Co.	17,900	906,098
Ameriprise Financial, Inc.	12,630	589,568
BlackRock, Inc.	2,000	315,580
CIT Group, Inc. (a)	1,800	62,730
Citigroup, Inc.	131,871	4,165,805
CME Group, Inc.	3,122	860,298
Discover Financial Services	30,100	709,156
E*TRADE Financial Corp. (a)	3,300	35,805
Federated Investors, Inc. Class B	500	9,770
The Goldman Sachs Group, Inc.	15,300	1,676,115
Interactive Brokers Group, Inc. Class A	1,900	29,222
Invesco Ltd.	19,400	389,358
Janus Capital Group, Inc.	5,400	35,424
JP Morgan Chase & Co.	178,227	6,195,171
Legg Mason, Inc.	5,200	143,000
LPL Investment Holdings, Inc. (a)	700	20,307
Morgan Stanley	64,000	1,128,960
The NASDAQ OMX Group, Inc. (a)	19,400	485,970
NYSE Euronext	9,000	239,130
Raymond James Financial, Inc.	4,700	142,739
SLM Corp.	27,800	380,026

		18,520,232

Electric — 6.8%
The AES Corp. (a)	41,600	466,752
Alliant Energy Corp.	6,300	256,914
Ameren Corp.	10,160	323,901
American Electric Power Co., Inc.	23,330	916,403
Calpine Corp. (a)	8,300	125,911
CenterPoint Energy, Inc.	9,500	197,980
CMS Energy Corp.	12,300	256,086
Consolidated Edison, Inc.	12,660	732,634
Constellation Energy Group, Inc.	5,700	226,290
Dominion Resources, Inc.	22,500	1,160,775
DPL, Inc.	4,300	130,505
DTE Energy Co.	7,910	412,190
Duke Energy Corp.	65,416	1,335,795

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Edison International	17,780	$721,868
Entergy Corp.	10,300	712,451
Exelon Corp.	41,590	1,846,180
FirstEnergy Corp.	19,427	873,438
GenOn Energy, Inc. (a)	13,341	40,690
Great Plains Energy, Inc.	1,937	40,173
Hawaiian Electric Industries, Inc.	2,000	50,660
Integrys Energy Group, Inc.	340	17,989
MDU Resources Group, Inc.	1,600	32,976
NextEra Energy, Inc.	9,610	542,004
Northeast Utilities	4,100	141,737
NRG Energy, Inc. (a)	46,900	1,004,598
NSTAR	3,110	140,230
NV Energy, Inc.	9,100	145,964
OGE Energy Corp.	2,460	127,280
Pepco Holdings, Inc.	7,410	146,718
PG&E Corp.	11,030	473,187
Pinnacle West Capital Corp.	1,760	80,221
PPL Corp.	13,800	405,306
Progress Energy, Inc.	15,800	823,180
Public Service Enterprise Group, Inc.	29,900	1,007,630
SCANA Corp.	2,620	110,774
The Southern Co.	19,250	831,600
TECO Energy, Inc.	8,030	149,117
Westar Energy, Inc.	1,600	43,616
Wisconsin Energy Corp.	9,360	303,545
Xcel Energy, Inc.	22,720	587,312

		17,942,580

Electrical Components & Equipment — 0.3%
Energizer Holdings, Inc. (a)	1,000	73,790
General Cable Corp. (a)	14,400	403,776
Hubbell, Inc. Class B	1,900	113,601
Molex, Inc.	5,100	125,919

		717,086

Electronics — 0.7%
Arrow Electronics, Inc. (a)	3,700	133,385
Avnet, Inc. (a)	5,300	160,643
AVX Corp.	20,700	277,587
Garmin Ltd.	6,500	223,535
Jabil Circuit, Inc.	15,900	326,904
PerkinElmer, Inc.	10,110	208,974
Thomas & Betts Corp. (a)	1,200	59,628
Vishay Intertechnology, Inc. (a)	46,200	496,650

		1,887,306

Energy – Alternate Sources — 0.0%
Covanta Holding Corp.	2,800	41,048
SunPower Corp. Class A (a)	1,500	15,030

		56,078

Engineering & Construction — 0.7%
AECOM Technology Corp. (a)	3,000	62,760
Chicago Bridge & Iron Co. NV	2,400	87,792

	Number of Shares	Value
Jacobs Engineering Group, Inc. (a)	4,100	$159,080
KBR, Inc.	12,700	354,457
McDermott International, Inc. (a)	2,300	25,254
The Shaw Group, Inc. (a)	500	11,630
URS Corp. (a)	33,000	1,178,100

		1,879,073

Entertainment — 0.1%
International Game Technology	5,200	91,468
The Madison Square Garden Co. Class A (a)	1,700	44,931
Penn National Gaming, Inc. (a)	2,900	104,400

		240,799

Environmental Controls — 0.1%
Republic Services, Inc.	7,890	224,549
Waste Connections, Inc.	250	8,513
Waste Management, Inc.	1,240	40,833

		273,895

Foods — 1.8%
Campbell Soup Co.	1,100	36,575
ConAgra Foods, Inc.	22,200	562,326
Corn Products International, Inc.	670	32,495
Dean Foods Co. (a)	58,000	563,760
General Mills, Inc.	1,240	47,777
H.J. Heinz Co.	1,630	87,107
The Hershey Co.	1,900	108,737
Hormel Foods Corp.	5,500	162,085
The J.M. Smucker Co.	1,640	126,313
Kellogg Co.	400	21,684
Kraft Foods, Inc. Class A	24,550	863,669
The Kroger Co.	16,640	385,715
McCormick & Co., Inc.	1,300	63,128
Ralcorp Holdings, Inc. (a)	900	72,756
Safeway, Inc.	16,400	317,668
Sara Lee Corp.	16,600	295,480
Smithfield Foods, Inc. (a)	14,500	331,470
SUPERVALU, Inc.	38,900	311,978
Tyson Foods, Inc. Class A	21,200	409,160

		4,799,883

Forest Products & Paper — 0.5%
Domtar Corp.	6,800	556,988
International Paper Co.	16,600	459,820
MeadWestvaco Corp.	7,400	206,534
Temple-Inland, Inc.	1,600	50,896

		1,274,238

Gas — 0.3%
AGL Resources, Inc.	3,260	136,725
Atmos Energy Corp.	2,850	97,812
Energen Corp.	3,300	161,898
NiSource, Inc.	5,990	132,319
Sempra Energy	3,110	167,100

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southern Union Co.	2,200	$92,466
UGI Corp.	1,590	45,585
Vectren Corp.	1,850	52,503

		886,408

Hand & Machine Tools — 0.2%
Kennametal, Inc.	1,300	50,557
Lincoln Electric Holdings, Inc.	1,400	50,960
Regal-Beloit Corp.	100	5,313
Snap-on, Inc.	2,030	108,950
Stanley Black & Decker, Inc.	4,835	308,715

		524,495

Health Care – Products — 3.1%
Alere, Inc. (a)	5,500	143,330
Baxter International, Inc.	2,700	148,446
Boston Scientific Corp. (a)	61,500	362,235
CareFusion Corp. (a)	6,000	153,600
The Cooper Cos., Inc.	1,200	83,160
Covidien PLC	10,600	498,624
Henry Schein, Inc. (a)	1,700	117,844
Hill-Rom Holdings, Inc.	200	6,734
Hologic, Inc. (a)	11,200	180,544
Johnson & Johnson	92,100	5,930,319
Kinetic Concepts, Inc. (a)	1,300	88,907
Medtronic, Inc.	3,200	111,168
QIAGEN NV (a)	5,200	71,656
Zimmer Holdings, Inc. (a)	8,600	452,618

		8,349,185

Health Care – Services — 2.6%
Aetna, Inc.	17,120	680,691
AMERIGROUP Corp. (a)	700	38,941
CIGNA Corp.	12,500	554,250
Community Health Systems, Inc. (a)	22,900	400,292
Coventry Health Care, Inc. (a)	13,200	419,892
Health Net, Inc. (a)	3,300	91,707
Humana, Inc.	6,300	534,807
LifePoint Hospitals, Inc. (a)	2,000	77,320
Quest Diagnostics, Inc.	400	22,320
Tenet Healthcare Corp. (a)	89,900	425,227
Thermo Fisher Scientific, Inc. (a)	13,310	669,094
UnitedHealth Group, Inc.	36,600	1,756,434
WellPoint, Inc.	16,500	1,136,850

		6,807,825

Holding Company – Diversified — 0.1%
Leucadia National Corp.	9,500	254,885

Home Builders — 0.1%
D.R. Horton, Inc.	7,000	77,910
Pulte Group, Inc. (a)	10,057	52,095
Toll Brothers, Inc. (a)	200	3,488

		133,493

	Number of Shares	Value
Home Furnishing — 0.1%
Harman International Industries, Inc.	1,300	$56,108
Whirlpool Corp.	5,500	279,455

		335,563

Household Products — 0.2%
Avery Dennison Corp.	1,800	47,880
Church & Dwight Co., Inc.	1,300	57,434
The Clorox Co.	3,900	261,066
Beam, Inc.	260	12,852
Jarden Corp.	2,000	64,060
Kimberly-Clark Corp.	1,840	128,266
The Scotts Miracle-Gro Co. Class A	200	9,702

		581,260

Housewares — 0.0%
Newell Rubbermaid, Inc.	3,800	56,240

Insurance — 6.7%
ACE Ltd.	16,000	1,154,400
Aflac, Inc.	12,300	554,607
Alleghany Corp. (a)	165	52,358
Allied World Assurance Co. Holdings Ltd.	2,400	139,440
The Allstate Corp.	6,300	165,942
American Financial Group, Inc.	6,600	236,478
American International Group, Inc. (a)	16,402	404,965
American National Insurance Co.	1,180	84,323
Aon Corp.	1,660	77,389
Arch Capital Group Ltd. (a)	6,400	230,208
Arthur J. Gallagher & Co.	1,500	46,350
Aspen Insurance Holdings Ltd.	1,900	50,331
Assurant, Inc.	4,090	157,629
Assured Guaranty Ltd.	2,300	29,302
Axis Capital Holdings Ltd.	3,400	106,590
Berkshire Hathaway, Inc. Class B (a)	52,100	4,056,506
Brown & Brown, Inc.	1,100	24,288
The Chubb Corp.	8,960	600,768
Cincinnati Financial Corp.	4,320	125,021
CNA Financial Corp.	800	21,280
Endurance Specialty Holdings Ltd.	2,500	93,000
Everest Re Group Ltd.	1,300	116,896
Fidelity National Financial, Inc. Class A	24,700	381,368
Genworth Financial, Inc. Class A (a)	11,160	71,201
The Hanover Insurance Group, Inc.	2,200	83,952
The Hartford Financial Services Group, Inc.	22,290	429,082
HCC Insurance Holdings, Inc.	4,970	132,252
Kemper Corp.	16,450	442,340
Lincoln National Corp.	20,698	394,297
Loews Corp.	11,320	449,404
Markel Corp. (a)	285	110,153
Marsh & McLennan Cos., Inc.	14,900	456,238

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MBIA, Inc. (a)	1,300	$11,440
Mercury General Corp.	690	29,877
MetLife, Inc.	33,140	1,165,202
Old Republic International Corp.	4,200	37,128
PartnerRe Ltd.	1,600	99,552
Principal Financial Group, Inc.	15,300	394,434
The Progressive Corp.	30,500	579,805
Protective Life Corp.	16,380	304,668
Prudential Financial, Inc.	24,100	1,306,220
Reinsurance Group of America, Inc. Class A	3,350	174,970
RenaissanceRe Holdings Ltd.	2,100	143,052
StanCorp Financial Group, Inc.	1,370	46,498
Torchmark Corp.	9,060	370,826
Transatlantic Holdings, Inc.	1,700	88,468
The Travelers Cos., Inc.	5,969	348,291
Unum Group	18,700	445,808
Validus Holdings Ltd.	4,700	128,592
W.R. Berkley Corp.	5,300	184,493
White Mountains Insurance Group Ltd.	143	60,060
XL Group PLC	13,950	303,273

		17,701,015

Internet — 0.6%
AOL, Inc. (a)	5,400	76,248
eBay, Inc. (a)	7,000	222,810
Expedia, Inc.	11,000	288,860
IAC/InterActiveCorp (a)	5,050	206,192
Liberty Interactive Corp. Class A (a)	36,700	602,981
Yahoo!, Inc. (a)	19,200	300,288

		1,697,379

Investment Companies — 0.3%
American Capital Ltd. (a)	98,000	761,460
Ares Capital Corp.	3,100	47,957

		809,417

Iron & Steel — 0.2%
AK Steel Holding Corp.	1,300	10,829
Nucor Corp.	8,700	328,686
Reliance Steel & Aluminum Co.	2,000	88,380
Schnitzer Steel Industries, Inc. Class A	300	14,040
Steel Dynamics, Inc.	13,300	166,117
United States Steel Corp.	90	2,282

		610,334

Leisure Time — 0.0%
Carnival Corp.	500	17,605
Royal Caribbean Cruises Ltd.	2,300	68,356

		85,961

Lodging — 0.3%
Choice Hotels International, Inc.	1,000	35,790
Hyatt Hotels Corp. Class A (a)	4,800	178,512

	Number of Shares	Value
MGM Resorts International (a)	39,500	$455,040
Wyndham Worldwide Corp.	6,600	222,222

		891,564

Machinery – Construction & Mining — 0.0%
Ingersoll-Rand PLC	1,400	43,582
Terex Corp. (a)	1,200	19,968

		63,550

Machinery – Diversified — 0.2%
AGCO Corp. (a)	4,470	195,920
CNH Global NV (a)	7,100	263,978
Eaton Corp.	2,900	129,978
IDEX Corp.	700	24,815

		614,691

Manufacturing — 3.8%
3M Co.	600	47,412
AptarGroup, Inc.	1,000	47,970
Carlisle Cos., Inc.	200	8,344
Cooper Industries PLC	100	5,246
Crane Co.	2,120	93,513
Dover Corp.	1,200	66,636
General Electric Co.	466,790	7,800,061
Harsco Corp.	6,800	156,740
Illinois Tool Works, Inc.	100	4,863
ITT Corp.	3,300	150,480
Leggett & Platt, Inc.	3,410	74,679
Parker Hannifin Corp.	3,600	293,580
Pentair, Inc.	1,700	61,115
SPX Corp.	1,200	65,532
Teleflex, Inc.	1,220	73,029
Textron, Inc.	15,300	297,126
Trinity Industries, Inc.	100	2,727
Tyco International Ltd.	21,400	974,770

		10,223,823

Media — 3.0%
CBS Corp. Class B	29,000	748,490
Comcast Corp. Class A	45,100	1,057,595
DISH Network Corp. Class A (a)	22,600	546,242
Gannett Co., Inc.	37,755	441,356
Liberty Media Corp. – Liberty Capital Class A (a)	3,400	261,188
Liberty Media Corp. – Liberty Starz Class A (a)	2,800	191,240
The McGraw-Hill Cos., Inc.	4,000	170,000
News Corp. Class A	108,900	1,907,928
Thomson Reuters Corp.	2,800	83,076
Time Warner, Inc.	33,690	1,178,813
The Walt Disney Co.	32,290	1,126,275
The Washington Post Co. Class B	1,046	355,808

		8,068,011

Metal Fabricate & Hardware — 0.0%
Commercial Metals Co.	1,100	13,673

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
The Timken Co.	700	$29,484

		43,157

Mining — 0.8%
Alcoa, Inc.	62,400	671,424
Newmont Mining Corp.	19,600	1,309,868

		1,981,292

Office Equipment/Supplies — 0.3%
Pitney Bowes, Inc.	18,800	383,144
Xerox Corp.	46,556	380,828

		763,972

Oil & Gas — 10.2%
Anadarko Petroleum Corp.	2,450	192,325
Apache Corp.	10,648	1,060,860
Atwood Oceanics, Inc. (a)	1,500	64,110
Chesapeake Energy Corp.	21,400	601,768
Chevron Corp.	81,795	8,592,565
Cimarex Energy Co.	1,600	102,400
ConocoPhillips	80,348	5,596,238
Denbury Resources, Inc. (a)	114	1,790
Devon Energy Corp.	18,750	1,217,813
Diamond Offshore Drilling, Inc.	3,000	196,620
EQT Corp.	200	12,700
EXCO Resources, Inc.	400	5,044
Exxon Mobil Corp.	45,900	3,584,331
Forest Oil Corp. (a)	11,900	138,754
Helmerich & Payne, Inc.	400	21,272
Hess Corp.	15,900	994,704
Marathon Oil Corp.	52,200	1,358,766
Murphy Oil Corp.	6,800	376,516
Nabors Industries Ltd. (a)	10,600	194,298
Newfield Exploration Co. (a)	600	24,156
Noble Energy, Inc.	2,300	205,482
Occidental Petroleum Corp.	6,700	622,698
Patterson-UTI Energy, Inc.	5,300	107,696
Pioneer Natural Resources Co.	400	33,560
Plains Exploration & Production Co. (a)	1,200	37,800
QEP Resources, Inc.	200	7,110
Questar Corp.	7,000	134,890
Quicksilver Resources, Inc. (a)	1,400	10,780
Rowan Companies, Inc. (a)	200	6,898
SM Energy Co.	400	33,164
Sunoco, Inc.	200	7,446
Tesoro Corp. (a)	20,900	542,146
Unit Corp. (a)	1,800	88,308
Valero Energy Corp.	42,064	1,034,774

		27,209,782

Oil & Gas Services — 0.9%
Baker Hughes, Inc.	8,203	475,692
Cameron International Corp. (a)	100	4,914
National Oilwell Varco, Inc.	19,900	1,419,467

	Number of Shares	Value
Oil States International, Inc. (a)	300	$20,883
SEACOR Holdings, Inc.	4,300	366,145
Tidewater, Inc.	30	1,477

		2,288,578

Packaging & Containers — 0.2%
Bemis Co., Inc.	760	21,364
Greif, Inc. Class A	500	22,390
Owens-IIlinois, Inc. (a)	2,800	56,224
Packaging Corporation of America	4,800	125,184
Sealed Air Corp.	16,300	290,140
Sonoco Products Co.	1,000	31,390

		546,692

Pharmaceuticals — 5.8%
Abbott Laboratories	3,900	210,093
Bristol-Myers Squibb Co.	42,700	1,348,893
Cardinal Health, Inc.	5,200	230,204
DENTSPLY International, Inc.	3,200	118,272
Eli Lilly & Co.	30,520	1,134,123
Forest Laboratories, Inc. (a)	23,100	723,030
Mead Johnson Nutrition Co.	4,500	323,325
Merck & Co., Inc.	102,228	3,526,866
Mylan, Inc. (a)	2,500	48,925
Omnicare, Inc.	11,600	345,912
Patterson Cos., Inc.	3,800	119,586
Pfizer, Inc.	366,336	7,055,631
Watson Pharmaceuticals, Inc. (a)	1,960	131,634

		15,316,494

Pipelines — 0.4%
El Paso Corp.	150	3,752
Kinder Morgan, Inc.	100	2,860
National Fuel Gas Co.	550	33,709
ONEOK, Inc.	2,780	211,419
Spectra Energy Corp.	18,500	529,655
The Williams Cos., Inc.	9,600	289,056

		1,070,451

Real Estate — 0.0%
Forest City Enterprises, Inc. Class A (a)	1,500	20,520
The Howard Hughes Corp. (a)	200	9,596

		30,116

Real Estate Investment Trusts (REITS) — 2.9%
Alexandria Real Estate Equities, Inc.	500	33,045
American Capital Agency Corp.	10,500	288,855
Annaly Capital Management, Inc.	55,160	929,446
Apartment Investment & Management Co. Class A	2,100	51,807
AvalonBay Communities, Inc.	2,104	281,284
Boston Properties, Inc.	1,600	158,384
Brandywine Realty Trust	29,700	270,567
BRE Properties, Inc.	2,200	110,264

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Camden Property Trust	1,600	$97,024
Chimera Investment Corp.	47,400	142,674
CommonWealth	6,767	130,941
Corporate Office Properties Trust	600	14,550
DDR Corp.	8,400	107,604
Douglas Emmett, Inc.	4,600	89,700
Duke Realty Corp.	14,800	181,744
Equity Residential	4,100	240,588
Essex Property Trust, Inc.	200	28,552
Federal Realty Investment Trust	500	44,380
General Growth Properties, Inc.	1,940	28,518
HCP, Inc.	14,600	581,810
Health Care, Inc.	2,400	126,456
Hospitality Properties Trust	13,640	327,769
Host Hotels & Resorts, Inc.	7,603	108,495
Kimco Realty Corp.	11,600	202,652
Liberty Property Trust	5,170	165,440
The Macerich Co.	1,782	88,672
Mack-Cali Realty Corp.	3,560	99,894
Piedmont Office Realty Trust, Inc. Class A	14,200	241,116
Plum Creek Timber Co., Inc.	900	33,894
ProLogis, Inc.	11,885	353,698
Public Storage	400	51,620
Realty Income Corp.	800	26,728
Regency Centers Corp.	700	28,672
Senior Housing Properties Trust	2,800	62,832
Simon Property Group, Inc.	2,000	256,880
SL Green Realty Corp.	4,000	275,960
Taubman Centers, Inc.	700	42,861
UDR, Inc.	7,500	186,975
Vornado Realty Trust	7,558	625,878
Weingarten Realty Investors	5,400	125,334
Weyerhaeuser Co.	21,822	392,359

		7,635,922

Retail — 3.9%
Abercrombie & Fitch Co. Class A	500	37,200
American Eagle Outfitters, Inc.	100	1,313
AutoNation, Inc. (a)	1,140	44,392
Best Buy Co., Inc.	20,800	545,584
Brinker International, Inc.	9,700	222,130
CarMax, Inc. (a)	100	3,006
Chico’s FAS, Inc.	17,300	213,828
CVS Caremark Corp.	57,200	2,076,360
Dillard’s, Inc. Class A	10,200	525,606
Foot Locker, Inc.	6,500	142,090
GameStop Corp. Class A (a)	31,800	813,126
The Gap, Inc.	30,300	572,670
The Home Depot, Inc.	12,900	461,820
J.C. Penney Co., Inc.	4,200	134,736
Kohl’s Corp.	1,500	79,515
Lowe’s Cos., Inc.	34,900	733,598

	Number of Shares	Value
Macy’s, Inc.	18,244	$556,989
PVH Corp.	2,500	186,025
RadioShack Corp.	34,570	411,729
Signet Jewelers Ltd.	4,100	176,751
Staples, Inc.	23,300	348,568
Target Corp.	23,100	1,264,725
Wal-Mart Stores, Inc.	9,800	555,856
Walgreen Co.	3,800	126,160
The Wendy’s Co.	6,600	33,396
Williams-Sonoma, Inc.	1,600	60,064

		10,327,237

Savings & Loans — 0.2%
First Niagara Financial Group, Inc.	13,000	119,470
Hudson City Bancorp, Inc.	9,750	60,938
New York Community Bancorp, Inc.	12,690	168,904
People’s United Financial, Inc.	15,400	196,350
Washington Federal, Inc.	3,916	53,453

		599,115

Semiconductors — 3.1%
Applied Materials, Inc.	60,700	747,824
Atmel Corp. (a)	1,600	16,896
Fairchild Semiconductor International, Inc. (a)	14,200	212,574
Freescale Semiconductor Holdings I Ltd. (a)	9,300	122,667
Intel Corp.	184,800	4,534,992
International Rectifier Corp. (a)	2,400	58,296
Intersil Corp. Class A	2,200	26,334
KLA-Tencor Corp.	10,800	508,572
LSI Corp. (a)	55,100	344,375
Marvell Technology Group Ltd. (a)	16,900	236,431
MEMC Electronic Materials, Inc. (a)	7,300	43,727
Micron Technology, Inc. (a)	30,700	171,613
Novellus Systems, Inc. (a)	6,580	227,339
PMC-Sierra, Inc. (a)	28,400	180,056
QLogic Corp. (a)	24,500	342,265
Teradyne, Inc. (a)	30,200	432,464
Texas Instruments, Inc.	5,000	153,650

		8,360,075

Shipbuilding — 0.1%
Huntington Ingalls Industries, Inc. (a)	6,808	200,836

Software — 0.4%
Activision Blizzard, Inc.	23,600	316,004
Broadridge Financial Solutions, Inc.	300	6,675
CA, Inc.	19,790	428,651
Compuware Corp. (a)	1,290	10,901
Fidelity National Information Services, Inc.	8,200	214,676
Fiserv, Inc. (a)	1,300	76,531

		1,053,438

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 6.9%
Amdocs Ltd. (a)	5,100	$153,102
AT&T, Inc.	261,214	7,656,182
CenturyLink, Inc.	3,607	127,183
Cisco Systems, Inc.	184,600	3,420,638
Clearwire Corp. Class A (a)	1,900	3,648
Corning, Inc.	57,900	827,391
EchoStar Corp. (a)	20,500	540,380
Frontier Communications Corp.	21,289	133,269
Harris Corp.	6,800	256,700
Motorola Mobility Holdings, Inc. (a)	8,700	338,256
Motorola Solutions, Inc.	13,300	623,903
NII Holdings, Inc. (a)	13,900	327,067
Sprint Nextel Corp. (a)	94,900	243,893
Telephone & Data Systems, Inc.	26,200	607,316
Tellabs, Inc.	7,500	32,475
US Cellular Corp. (a)	600	23,922
Verizon Communications, Inc.	79,158	2,927,263
Windstream Corp.	1,562	19,010

		18,261,598

Textiles — 0.0%
Cintas Corp.	3,600	107,604
Mohawk Industries, Inc. (a)	30	1,580

		109,184

Toys, Games & Hobbies — 0.0%
Mattel, Inc.	2,600	73,424

Transportation — 0.8%
Alexander & Baldwin, Inc.	800	33,208
Con-way, Inc.	1,300	38,311
FedEx Corp.	2,400	196,392
Kansas City Southern (a)	1,200	75,804
Kirby Corp. (a)	100	6,154
Norfolk Southern Corp.	8,500	628,915
Ryder System, Inc.	3,290	167,593
Teekay Corp.	1,300	33,488
Union Pacific Corp.	4,400	438,108
United Continental Holdings, Inc. (a)	28,400	548,688
UTI Worldwide, Inc.	300	4,383

		2,171,044

Trucking & Leasing — 0.0%
GATX Corp.	1,900	72,162

Water — 0.0%
American Water Works Co., Inc.	200	6,106
Aqua America, Inc.	1,700	37,723

		43,829

TOTAL COMMON STOCK (Cost $262,151,610)		263,314,090

TOTAL EQUITIES (Cost $262,151,610)		263,314,090

	Number of Shares	Value
MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
iShares Russell 1000 Value Index Fund	40,500	$2,554,335

TOTAL MUTUAL FUNDS (Cost $2,523,555)		2,554,335

TOTAL LONG-TERM INVESTMENTS (Cost $264,675,165)		265,868,425

TOTAL INVESTMENTS — 100.0% (Cost $264,675,165) (b)		265,868,425

Other Assets/(Liabilities) — 0.0%		63,377

NET ASSETS — 100.0%		$265,931,802

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Aerospace & Defense — 1.5%
The Boeing Co.	36,260	$2,385,545

Agriculture — 3.7%
Philip Morris International, Inc.	84,310	5,890,740

Auto Manufacturers — 3.0%
Ford Motor Co. (a)	409,110	4,778,405

Banks — 0.5%
M&T Bank Corp.	10,080	767,189

Beverages — 2.3%
Dr. Pepper Snapple Group, Inc.	97,930	3,667,479

Biotechnology — 2.4%
Celgene Corp. (a)	56,210	3,644,094
Human Genome Sciences, Inc. (a)	19,760	202,738

		3,846,832

Chemicals — 1.9%
Praxair, Inc.	29,290	2,977,914

Commercial Services — 0.6%
Visa, Inc. Class A	10,170	948,454

Computers — 6.5%
Apple, Inc. (a)	25,770	10,431,181

Diversified Financial — 10.9%
The Blackstone Group LP	127,900	1,881,409
CIT Group, Inc. (a)	148,950	5,190,907
Citigroup, Inc.	126,025	3,981,130
CME Group, Inc.	3,800	1,047,128
Discover Financial Services	41,300	973,028
JP Morgan Chase & Co.	127,070	4,416,953

		17,490,555

Electric — 2.1%
The AES Corp. (a)	301,250	3,380,025

Electronics — 1.3%
Waters Corp. (a)	26,110	2,091,933

Foods — 3.9%
General Mills, Inc.	55,860	2,152,286
The J.M. Smucker Co.	34,630	2,667,202
Sara Lee Corp.	77,650	1,382,170

		6,201,658

Health Care – Services — 2.4%
WellPoint, Inc.	56,900	3,920,410

Insurance — 4.2%
Berkshire Hathaway, Inc. Class B (a)	10,980	854,903
Marsh & McLennan Cos., Inc.	87,710	2,685,680
The Progressive Corp.	167,960	3,192,920

		6,733,503

	Number of Shares	Value
Internet — 7.6%
Check Point Software Technologies Ltd. (a)	28,290	$1,630,352
eBay, Inc. (a)	183,960	5,855,447
Google, Inc. Class A (a)	7,970	4,723,341

		12,209,140

Lodging — 1.4%
Hyatt Hotels Corp. Class A (a)	58,810	2,187,144

Machinery – Diversified — 0.1%
Xylem, Inc. /NY (a)	3,360	89,846

Manufacturing — 2.7%
Tyco International Ltd.	93,750	4,270,313

Media — 3.1%
The McGraw-Hill Cos., Inc.	118,550	5,038,375

Mining — 0.2%
Glencore International PLC	44,570	310,958

Oil & Gas — 10.8%
Chevron Corp.	75,730	7,955,436
Noble Energy, Inc.	36,550	3,265,377
Occidental Petroleum Corp.	65,790	6,114,523

		17,335,336

Oil & Gas Services — 0.6%
National Oilwell Varco, Inc.	14,140	1,008,606

Pharmaceuticals — 7.8%
Abbott Laboratories	87,550	4,716,318
Allergan, Inc.	16,620	1,398,074
Bristol-Myers Squibb Co.	109,380	3,455,314
Hospira, Inc. (a)	23,250	731,213
Mead Johnson Nutrition Co.	31,230	2,243,876

		12,544,795

Pipelines — 1.7%
Enterprise Products Partners LP	26,330	1,180,374
Kinder Morgan, Inc.	51,880	1,483,768

		2,664,142

Retail — 3.6%
AutoZone, Inc. (a)	4,860	1,572,647
CarMax, Inc. (a)	28,110	844,987
McDonald’s Corp.	12,350	1,146,698
The TJX Cos., Inc.	38,910	2,292,966

		5,857,298

Software — 2.8%
Microsoft Corp.	137,450	3,660,293
Oracle Corp.	27,710	908,057

		4,568,350

Telecommunications — 4.7%
America Movil SAB de CV Series L ADR (Mexico)	147,890	3,759,364

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
QUALCOMM, Inc.	73,420	$3,788,472

		7,547,836

Transportation — 4.3%
CSX Corp.	145,100	3,222,671
QR National Ltd.	3,300	11,322
United Parcel Service, Inc. Class B	51,720	3,632,813

		6,866,806

TOTAL COMMON STOCK (Cost $134,873,667)		158,010,768

TOTAL EQUITIES (Cost $134,873,667)		158,010,768

TOTAL LONG-TERM INVESTMENTS (Cost $134,873,667)		158,010,768

	Principal Amount
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (b)	$2,398,366	2,398,366

TOTAL SHORT-TERM INVESTMENTS (Cost $2,398,366)		2,398,366

TOTAL INVESTMENTS — 100.1% (Cost $137,272,033) (c)		160,409,134

Other Assets/(Liabilities) — (0.1)%		(174,929)

NET ASSETS — 100.0%		$160,234,205

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,398,367. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $2,449,058.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 98.5%

COMMON STOCK — 98.5%
Aerospace & Defense — 2.7%
Goodrich Corp.	50,740	$6,222,246
United Technologies Corp.	48,150	3,754,737

		9,976,983

Apparel — 2.8%
Nike, Inc. Class B	56,250	5,419,688
Ralph Lauren Corp.	30,871	4,902,006

		10,321,694

Automotive & Parts — 1.1%
Johnson Controls, Inc.	121,080	3,987,164

Banks — 0.5%
Standard Chartered PLC	74,901	1,744,911

Beverages — 3.8%
Brown-Forman Corp. Class B	37,240	2,782,945
The Coca-Cola Co.	95,570	6,529,342
SABMiller PLC	135,250	4,907,729

		14,220,016

Biotechnology — 1.2%
Celgene Corp. (a)	53,379	3,460,560
Illumina, Inc. (a)	38,380	1,175,196

		4,635,756

Chemicals — 3.6%
Albemarle Corp.	31,780	1,693,556
Ecolab, Inc.	69,590	3,746,726
The Mosaic Co.	27,920	1,634,995
Praxair, Inc.	60,930	6,194,753

		13,270,030

Commercial Services — 1.0%
Visa, Inc. Class A	38,930	3,630,612

Computers — 7.8%
Apple, Inc. (a)	57,422	23,243,277
International Business Machines Corp.	31,100	5,741,993

		28,985,270

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	59,540	5,380,630
The Estee Lauder Cos., Inc. Class A	11,180	1,100,671

		6,481,301

Diversified Financial — 1.9%
American Express Co.	75,210	3,807,130
The Charles Schwab Corp.	61,270	752,396
JP Morgan Chase & Co.	70,130	2,437,719

		6,997,245

Electrical Components & Equipment — 1.2%
Emerson Electric Co.	95,260	4,583,911

	Number of Shares	Value
Electronics — 0.7%
Mettler-Toledo International, Inc. (a)	17,250	$2,649,600

Engineering & Construction — 0.2%
ABB Ltd. (a)	40,636	766,101

Foods — 2.6%
Nestle SA	95,612	5,533,040
Unilever NV	119,255	4,100,856

		9,633,896

Health Care – Products — 2.4%
Baxter International, Inc.	93,920	5,163,721
Stryker Corp.	75,370	3,610,977

		8,774,698

Health Care – Services — 1.3%
Thermo Fisher Scientific, Inc. (a)	99,510	5,002,368

Internet — 6.3%
Amazon.com, Inc. (a)	28,198	6,020,555
eBay, Inc. (a)	161,903	5,153,372
Google, Inc. Class A (a)	21,020	12,457,293

		23,631,220

Machinery – Construction & Mining — 3.5%
Caterpillar, Inc.	51,500	4,864,690
Joy Global, Inc.	66,470	5,796,184
Rio Tinto PLC	40,974	2,215,605

		12,876,479

Machinery – Diversified — 0.9%
Deere & Co.	46,670	3,542,253

Manufacturing — 3.0%
Danaher Corp.	113,630	5,494,011
Parker Hannifin Corp.	69,110	5,635,920

		11,129,931

Media — 1.4%
The Walt Disney Co.	148,010	5,162,589

Metal Fabricate & Hardware — 1.0%
Precision Castparts Corp.	23,620	3,853,603

Mining — 1.0%
Freeport-McMoRan Copper & Gold, Inc.	96,700	3,893,142

Oil & Gas — 6.3%
Apache Corp.	37,030	3,689,299
Chevron Corp.	63,580	6,679,079
ConocoPhillips	76,830	5,351,209
Ensco PLC Sponsored ADR (United Kingdom)	22,780	1,131,255
Occidental Petroleum Corp.	71,753	6,668,724

		23,519,566

Oil & Gas Services — 5.3%
Baker Hughes, Inc.	69,440	4,026,826

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Cameron International Corp. (a)	74,200	$3,646,188
Halliburton Co.	16,260	607,474
National Oilwell Varco, Inc.	61,200	4,365,396
Schlumberger Ltd.	97,616	7,171,847

		19,817,731

Pharmaceuticals — 7.3%
Allergan, Inc.	90,972	7,652,565
Bristol-Myers Squibb Co.	175,800	5,553,522
Express Scripts, Inc. (a)	60,510	2,767,122
Mead Johnson Nutrition Co.	12,590	904,592
Novo Nordisk A/S Class B	53,618	5,661,906
Roche Holding AG	28,497	4,685,015

		27,224,722

Retail — 9.6%
Bed Bath & Beyond, Inc. (a)	27,210	1,682,666
Coach, Inc.	81,200	5,283,684
Costco Wholesale Corp.	83,100	6,918,075
McDonald’s Corp.	89,730	8,331,431
O’Reilly Automotive, Inc. (a)	70,640	5,372,172
Tiffany & Co.	54,460	4,342,096
The TJX Cos., Inc.	68,310	4,025,508

		35,955,632

Semiconductors — 1.3%
Broadcom Corp. Class A (a)	137,148	4,949,671

Software — 5.7%
Intuit, Inc.	102,520	5,502,248
Oracle Corp.	290,240	9,511,165
VMware, Inc. Class A (a)	62,870	6,145,543

		21,158,956

Telecommunications — 6.3%
Corning, Inc.	283,190	4,046,785
Juniper Networks, Inc. (a)	135,420	3,313,727
QUALCOMM, Inc.	311,040	16,049,664

		23,410,176

Transportation — 3.1%
Union Pacific Corp.	68,180	6,788,683
United Parcel Service, Inc. Class B	65,650	4,611,256

		11,399,939

TOTAL COMMON STOCK (Cost $304,944,133)		367,187,166

TOTAL EQUITIES (Cost $304,944,133)		367,187,166

TOTAL LONG-TERM INVESTMENTS (Cost $304,944,133)		367,187,166

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (b)	$4,891,016	$4,891,016

TOTAL SHORT-TERM INVESTMENTS (Cost $4,891,016)		4,891,016

TOTAL INVESTMENTS — 99.8% (Cost $309,835,149) (c)		372,078,182

Other Assets/(Liabilities) — 0.2%		909,188

NET ASSETS — 100.0%		$372,987,370

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,891,018. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $4,990,475.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 100.0%

COMMON STOCK — 100.0%
Advertising — 0.3%
The Interpublic Group of Companies, Inc.	21,300	$201,924
Lamar Advertising Co. Class A (a)	2,200	49,478
Omnicom Group, Inc.	7,600	338,048

		589,450

Aerospace & Defense — 3.1%
Alliant Techsystems, Inc.	11,700	679,536
BE Aerospace, Inc. (a)	2,600	98,098
The Boeing Co.	22,100	1,453,959
Goodrich Corp.	60	7,358
Lockheed Martin Corp.	19,330	1,467,147
Rockwell Collins, Inc.	2,900	161,907
Spirit AeroSystems Holdings, Inc. Class A (a)	700	11,949
TransDigm Group, Inc. (a)	2,600	244,192
United Technologies Corp.	38,570	3,007,688

		7,131,834

Agriculture — 3.1%
Altria Group, Inc.	66,370	1,828,493
Bunge Ltd.	1,100	67,947
Philip Morris International, Inc.	73,770	5,154,310
Reynolds American, Inc.	3,700	143,116

		7,193,866

Airlines — 0.8%
AMR Corp. (a)	6,600	17,358
Copa Holdings SA Class A	17,900	1,236,353
Delta Air Lines, Inc. (a)	42,400	361,248
Southwest Airlines Co.	39,700	339,435

		1,954,394

Apparel — 0.5%
Deckers Outdoor Corp. (a)	900	103,716
Nike, Inc. Class B	5,500	529,925
Ralph Lauren Corp.	2,660	422,381

		1,056,022

Auto Manufacturers — 0.5%
Ford Motor Co. (a)	80,100	935,568
Navistar International Corp. (a)	7,500	315,525
Paccar, Inc.	200	8,648

		1,259,741

Automotive & Parts — 0.7%
BorgWarner, Inc. (a)	3,140	240,179
The Goodyear Tire & Rubber Co. (a)	12,500	179,500
Johnson Controls, Inc.	100	3,293
Visteon Corp/New (a)	17,600	978,912

	Number of Shares	Value
WABCO Holdings, Inc. (a)	2,700	$135,567

		1,537,451

Banks — 0.2%
Wells Fargo & Co.	14,800	383,468

Beverages — 3.5%
Brown-Forman Corp. Class B	1,825	136,382
The Coca-Cola Co.	67,380	4,603,402
Coca-Cola Enterprises, Inc.	14,100	378,162
Dr. Pepper Snapple Group, Inc.	9,900	370,755
Green Mountain Coffee Roasters, Inc. (a)	300	19,506
Hansen Natural Corp. (a)	2,600	231,634
PepsiCo, Inc.	39,823	2,506,858

		8,246,699

Biotechnology — 1.4%
Alexion Pharmaceuticals, Inc. (a)	3,100	209,281
Biogen Idec, Inc. (a)	8,800	1,023,968
Celgene Corp. (a)	15,800	1,024,314
Charles River Laboratories International, Inc. (a)	9,000	290,520
Dendreon Corp. (a)	200	2,188
Human Genome Sciences, Inc. (a)	200	2,052
Illumina, Inc. (a)	3,700	113,294
Life Technologies Corp. (a)	545	22,165
Myriad Genetics, Inc. (a)	24,600	523,488
Vertex Pharmaceuticals, Inc. (a)	1,100	43,549

		3,254,819

Building Materials — 0.0%
Armstrong World Industries, Inc.	100	4,259
Lennox International, Inc.	210	6,760
Martin Marietta Materials, Inc.	400	28,868
Masco Corp.	1,700	16,320

		56,207

Chemicals — 4.4%
Celanese Corp. Series A	5,390	234,734
E.I. du Pont de Nemours & Co.	28,300	1,360,381
International Flavors & Fragrances, Inc.	100	6,056
Monsanto Co.	16,560	1,204,740
The Sherwin-Williams Co.	90	7,444
Sigma-Aldrich Corp.	870	56,968
Praxair, Inc.	300	30,501
Albemarle Corp.	5,300	282,437
CF Industries Holdings, Inc.	4,014	651,352
FMC Corp.	2,500	197,225
PPG Industries, Inc.	5,800	501,178
Air Products & Chemicals, Inc.	1,830	157,636
Airgas, Inc.	1,100	75,845
Eastman Chemical Co.	8,000	314,320

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Westlake Chemical Corp.	18,600	$766,506
LyondellBasell Industries NV Class A	31,200	1,025,232
Kronos Worldwide, Inc.	15,900	352,821
W.R. Grace & Co. (a)	6,600	275,814
Huntsman Corp.	64,000	751,360
The Mosaic Co.	14,300	837,408
Rockwood Holdings, Inc. (a)	7,900	363,716
Solutia, Inc. (a)	37,600	611,000
The Valspar Corp.	1,200	41,844
Ecolab, Inc.	3,700	199,208

		10,305,726

Coal — 0.4%
Alpha Natural Resources, Inc. (a)	1,592	38,272
Arch Coal, Inc.	1,900	34,618
CONSOL Energy, Inc.	7,500	320,700
Peabody Energy Corp.	8,500	368,645
Walter Energy, Inc.	1,200	90,780

		853,015

Commercial Services — 4.5%
Aaron’s, Inc.	2,450	65,562
Alliance Data Systems Corp. (a)	5,000	512,200
Apollo Group, Inc. Class A (a)	14,110	668,109
Automatic Data Processing, Inc.	15,780	825,767
Booz Allen Hamilton Holding Corp. (a)	3,600	56,916
DeVry, Inc.	4,900	184,632
Equifax, Inc.	2,300	80,845
Gartner, Inc. (a)	2,800	107,856
Genpact Ltd. (a)	200	3,230
Global Payments, Inc.	3,650	167,608
Green Dot Corp. Class A (a)	300	9,801
H&R Block, Inc.	47,800	730,862
Hertz Global Holdings, Inc. (a)	18,900	219,240
Iron Mountain, Inc.	4,500	139,185
ITT Educational Services, Inc. (a)	11,100	687,756
KAR Auction Services, Inc. (a)	200	2,750
Lender Processing Services, Inc.	10,200	179,010
MasterCard, Inc. Class A	3,386	1,175,755
McKesson Corp.	15,200	1,239,560
Moody’s Corp.	9,000	319,410
Paychex, Inc.	9,300	271,002
Pharmaceutical Product Development, Inc.	2,200	72,578
Robert Half International, Inc.	500	13,215
SAIC, Inc. (a)	44,500	553,135
Towers Watson & Co. Class A	4,500	295,650
Verisk Analytics, Inc. Class A (a)	2,500	87,875
Visa, Inc. Class A	5,800	540,908
VistaPrint NV (a)	1,000	34,920
Weight Watchers International, Inc.	6,400	477,568
Western Union Co.	38,420	671,197

		10,394,102

	Number of Shares	Value
Computers — 12.3%
Accenture PLC Class A	29,300	$1,765,618
Apple, Inc. (a)	33,359	13,503,056
Cadence Design Systems, Inc. (a)	31,300	346,491
Cognizant Technology Solutions Corp. Class A (a)	700	50,925
Dell, Inc. (a)	84,400	1,334,364
DST Systems, Inc.	12,220	613,322
EMC Corp. (a)	36,680	899,027
Fortinet, Inc. (a)	7,800	179,868
IHS, Inc. Class A (a)	1,000	83,990
International Business Machines Corp.	47,270	8,727,460
MICROS Systems, Inc. (a)	2,000	98,440
NCR Corp. (a)	9,360	178,214
NetApp, Inc. (a)	3,360	137,626
Synopsys, Inc. (a)	11,600	310,996
Teradata Corp. (a)	5,900	351,994

		28,581,391

Cosmetics & Personal Care — 0.6%
Avon Products, Inc.	200	3,656
Colgate-Palmolive Co.	12,700	1,147,699
The Estee Lauder Cos., Inc. Class A	1,600	157,520
The Procter & Gamble Co.	2,957	189,218

		1,498,093

Distribution & Wholesale — 0.1%
Fastenal Co.	200	7,618
Fossil, Inc. (a)	800	82,928
Genuine Parts Co.	1,700	97,631
LKQ Corp. (a)	100	2,918
W.W. Grainger, Inc.	580	99,360
WESCO International, Inc. (a)	870	42,160

		332,615

Diversified Financial — 2.2%
Affiliated Managers Group, Inc. (a)	1,300	120,393
American Express Co.	34,600	1,751,452
BlackRock, Inc.	1,700	268,243
CBOE Holdings, Inc.	2,000	52,260
The Charles Schwab Corp.	25,500	313,140
Discover Financial Services	16,500	388,740
Eaton Vance Corp.	3,500	92,015
Federated Investors, Inc. Class B	1,680	32,827
Franklin Resources, Inc.	5,970	636,581
IntercontinentalExchange, Inc. (a)	2,400	311,712
Lazard Ltd. Class A	2,600	71,084
The NASDAQ OMX Group, Inc. (a)	17,300	433,365
NYSE Euronext	3,300	87,681
T. Rowe Price Group, Inc.	6,400	338,176
TD Ameritrade Holding Corp.	6,760	113,433
Waddell & Reed Financial, Inc. Class A	4,900	135,877

		5,146,979

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electric — 0.1%
ITC Holdings Corp.	2,000	$145,360

Electrical Components & Equipment — 0.5%
AMETEK, Inc.	7,350	290,472
The Babcock & Wilcox Co. (a)	2,000	43,980
Emerson Electric Co.	4,110	197,773
General Cable Corp. (a)	18,200	510,328

		1,042,553

Electronics — 1.3%
Agilent Technologies, Inc. (a)	16,120	597,568
Amphenol Corp. Class A	2,100	99,729
Arrow Electronics, Inc. (a)	2,600	93,730
Dolby Laboratories, Inc. Class A (a)	16,330	477,489
FLIR Systems, Inc.	2,300	60,490
Garmin Ltd.	23,440	806,102
Gentex Corp.	1,260	37,951
Jabil Circuit, Inc.	19,400	398,864
Mettler-Toledo International, Inc. (a)	730	112,128
National Instruments Corp.	700	18,697
Thomas & Betts Corp. (a)	1,600	79,504
Trimble Navigation Ltd. (a)	2,010	81,224
Waters Corp. (a)	2,390	191,487

		3,054,963

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	320	15,926

Engineering & Construction — 0.9%
AECOM Technology Corp. (a)	600	12,552
Chicago Bridge & Iron Co. NV	9,500	347,510
Fluor Corp.	12,300	699,255
KBR, Inc.	36,700	1,024,297
McDermott International, Inc. (a)	1,670	18,337

		2,101,951

Entertainment — 0.1%
International Game Technology	10,500	184,695

Environmental Controls — 0.1%
Nalco Holding Co.	2,700	101,817
Stericycle, Inc. (a)	530	44,297
Waste Connections, Inc.	1,800	61,290

		207,404

Foods — 1.4%
Campbell Soup Co.	5,400	179,550
ConAgra Foods, Inc.	12,400	314,092
Corn Products International, Inc.	1,800	87,300
Flowers Foods, Inc.	1,000	20,190
General Mills, Inc.	9,060	349,082
H.J. Heinz Co.	2,940	157,114
The Hershey Co.	3,300	188,859
Hormel Foods Corp.	5,400	159,138
Kellogg Co.	2,640	143,114
The Kroger Co.	30,260	701,427

	Number of Shares	Value
McCormick & Co., Inc.	700	$33,992
Sara Lee Corp.	25,100	446,780
Sysco Corp.	8,100	224,532
Whole Foods Market, Inc.	3,200	230,784

		3,235,954

Forest Products & Paper — 0.2%
International Paper Co.	11,300	313,010
Rayonier, Inc.	4,365	182,151
Rock-Tenn Co. Class A	1,000	59,190

		554,351

Hand & Machine Tools — 0.0%
Kennametal, Inc.	200	7,778
Lincoln Electric Holdings, Inc.	1,600	58,240

		66,018

Health Care – Products — 3.4%
Baxter International, Inc.	22,720	1,249,146
Becton, Dickinson & Co.	9,370	733,015
C.R. Bard, Inc.	3,150	270,742
CareFusion Corp. (a)	5,600	143,360
The Cooper Cos., Inc.	3,300	228,690
Covidien PLC	14,200	667,968
Edwards Lifesciences Corp. (a)	140	10,559
Gen-Probe, Inc. (a)	1,700	102,170
Henry Schein, Inc. (a)	600	41,592
Hill-Rom Holdings, Inc.	4,100	138,047
IDEXX Laboratories, Inc. (a)	800	57,592
Intuitive Surgical, Inc. (a)	386	167,470
Johnson & Johnson	20,580	1,325,146
Kinetic Concepts, Inc. (a)	4,900	335,111
Medtronic, Inc.	36,990	1,285,033
ResMed, Inc. (a)	1,900	53,770
St. Jude Medical, Inc.	12,540	489,060
Stryker Corp.	8,200	392,862
Techne Corp.	840	57,792
Thoratec Corp. (a)	1,700	62,067
Varian Medical Systems, Inc. (a)	3,000	176,160

		7,987,352

Health Care – Services — 1.2%
AMERIGROUP Corp. (a)	5,800	322,654
Covance, Inc. (a)	3,200	162,336
DaVita, Inc. (a)	4,200	294,000
HCA Holdings, Inc. (a)	2,800	65,660
Health Management Associates, Inc. Class A (a)	44,100	386,316
Laboratory Corporation of America Holdings (a)	3,410	285,929
Lincare Holdings, Inc.	3,475	81,836
MEDNAX, Inc. (a)	970	63,826
Quest Diagnostics, Inc.	5,300	295,740
Tenet Healthcare Corp. (a)	121,600	575,168

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Health Services, Inc. Class B	3,500	$139,895

		2,673,360

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,800	77,688
Tempur-Pedic International, Inc. (a)	2,600	176,956

		254,644

Household Products — 0.5%
Avery Dennison Corp.	100	2,660
Church & Dwight Co., Inc.	3,460	152,863
The Clorox Co.	280	18,743
Kimberly-Clark Corp.	11,370	792,603
Tupperware Brands Corp.	2,700	152,658

		1,119,527

Housewares — 0.0%
The Toro Co.	740	39,990

Insurance — 0.1%
Erie Indemnity Co. Class A	1,190	93,950
Validus Holdings Ltd.	400	10,944

		104,894

Internet — 3.7%
Amazon.com, Inc. (a)	6,501	1,388,029
eBay, Inc. (a)	16,130	513,418
Expedia, Inc.	17,900	470,054
F5 Networks, Inc. (a)	1,200	124,740
Google, Inc. Class A (a)	6,459	3,827,862
Netflix, Inc. (a)	2,131	174,912
Priceline.com, Inc. (a)	2,035	1,033,210
Rackspace Hosting, Inc. (a)	2,100	86,919
Symantec Corp. (a)	37,400	636,174
TIBCO Software, Inc. (a)	3,000	86,670
VeriSign, Inc.	6,840	219,496
WebMD Health Corp. (a)	1,311	47,130

		8,608,614

Iron & Steel — 0.4%
Allegheny Technologies, Inc.	100	4,640
Carpenter Technology Corp.	600	34,032
Cliffs Natural Resources, Inc.	6,840	466,625
Reliance Steel & Aluminum Co.	400	17,676
Schnitzer Steel Industries, Inc. Class A	300	14,040
Steel Dynamics, Inc.	31,600	394,684

		931,697

Leisure Time — 0.5%
Harley-Davidson, Inc.	12,600	490,140
Polaris Industries, Inc.	9,400	595,396
Royal Caribbean Cruises Ltd.	2,800	83,216

		1,168,752

Lodging — 0.9%
Choice Hotels International, Inc.	2,100	75,159

	Number of Shares	Value
Hyatt Hotels Corp. Class A (a)	7,600	$282,644
Las Vegas Sands Corp. (a)	9,100	427,245
Marriott International, Inc. Class A	4,767	150,160
MGM Resorts International (a)	44,500	512,640
Starwood Hotels & Resorts Worldwide, Inc.	1,800	90,198
Wynn Resorts Ltd.	4,400	584,320

		2,122,366

Machinery – Construction & Mining — 1.1%
Caterpillar, Inc.	19,460	1,838,192
Ingersoll-Rand PLC	10,400	323,752
Joy Global, Inc.	3,400	296,480

		2,458,424

Machinery – Diversified — 1.5%
Cummins, Inc.	9,260	920,722
Deere & Co.	12,100	918,390
Eaton Corp.	4,500	201,690
Flowserve Corp.	40	3,708
Gardner Denver, Inc.	2,600	201,058
Graco, Inc.	1,200	51,528
IDEX Corp.	850	30,132
The Manitowoc Co., Inc.	1,000	11,080
Nordson Corp.	2,100	97,377
Rockwell Automation, Inc.	4,400	297,660
Roper Industries, Inc.	3,950	320,345
Wabtec Corp.	6,600	443,388
Zebra Technologies Corp. Class A (a)	1,050	37,527

		3,534,605

Manufacturing — 2.0%
3M Co.	12,180	962,463
Carlisle Cos., Inc.	100	4,172
Cooper Industries PLC	3,000	157,380
Danaher Corp.	8,520	411,942
Donaldson Co., Inc.	100	6,405
Dover Corp.	6,330	351,505
Harsco Corp.	6,400	147,520
Honeywell International, Inc.	32,160	1,685,184
Illinois Tool Works, Inc.	2,500	121,575
Leggett & Platt, Inc.	2,300	50,370
Pall Corp.	2,600	133,042
Parker Hannifin Corp.	2,700	220,185
Polypore International, Inc. (a)	2,100	110,145
SPX Corp.	400	21,844
Textron, Inc.	19,100	370,922

		4,754,654

Media — 2.9%
Cablevision Systems Corp. Class A	11,600	167,852
CBS Corp. Class B	14,200	366,502
Charter Communications, Inc. Class A (a)	1,200	55,128
Comcast Corp. Class A	37,200	872,340

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
DIRECTV Class A (a)	23,100	$1,050,126
Discovery Communications, Inc. Series A (a)	4,900	212,954
DISH Network Corp. Class A (a)	18,700	451,979
FactSet Research Systems, Inc.	1,200	119,304
John Wiley & Sons, Inc. Class A	1,200	57,072
Liberty Global, Inc. Class A (a)	9,800	393,764
The McGraw-Hill Cos., Inc.	9,770	415,225
Scripps Networks Interactive Class A	2,800	118,944
Sirius XM Radio, Inc. (a)	91,700	164,143
Thomson Reuters Corp.	2,400	71,208
Time Warner Cable, Inc.	16,400	1,044,516
Viacom, Inc. Class B	28,000	1,227,800

		6,788,857

Metal Fabricate & Hardware — 0.3%
Precision Castparts Corp.	2,600	424,190
The Timken Co.	1,700	71,604
Valmont Industries, Inc.	1,600	137,200

		632,994

Mining — 0.9%
Compass Minerals International, Inc.	900	68,463
Freeport-McMoRan Copper & Gold, Inc.	42,100	1,694,946
Molycorp, Inc. (a)	1,500	57,405
Royal Gold, Inc.	2,300	164,634
Southern Copper Corp.	2,900	88,972
Titanium Metals Corp.	100	1,675

		2,076,095

Oil & Gas — 7.1%
Anadarko Petroleum Corp.	400	31,400
Apache Corp.	5,000	498,150
Atwood Oceanics, Inc. (a)	8,600	367,564
Brigham Exploration Co. (a)	3,000	109,245
Cabot Oil & Gas Corp.	900	69,948
Chevron Corp.	6,700	703,835
Cimarex Energy Co.	2,900	185,600
Concho Resources, Inc. (a)	100	9,472
Denbury Resources, Inc. (a)	6,500	102,050
Diamond Offshore Drilling, Inc.	4,700	308,038
EOG Resources, Inc.	900	80,487
EQT Corp.	1,100	69,850
EXCO Resources, Inc.	2,900	36,569
Exxon Mobil Corp.	139,490	10,892,774
Forest Oil Corp. (a)	52,600	613,316
Helmerich & Payne, Inc.	6,800	361,624
Murphy Oil Corp.	4,100	227,017
Newfield Exploration Co. (a)	9,100	366,366
Noble Energy, Inc.	600	53,604
Occidental Petroleum Corp.	8,500	789,990
Patterson-UTI Energy, Inc.	600	12,192
Pioneer Natural Resources Co.	1,200	100,680

	Number of Shares	Value
QEP Resources, Inc.	1,900	$67,545
Quicksilver Resources, Inc. (a)	7,800	60,060
Range Resources Corp.	900	61,956
Rowan Companies, Inc. (a)	600	20,694
SM Energy Co.	1,900	157,529
Southwestern Energy Co. (a)	300	12,612
Ultra Petroleum Corp. (a)	2,700	86,022
Whiting Petroleum Corp. (a)	2,100	97,755

		16,553,944

Oil & Gas Services — 2.4%
Baker Hughes, Inc.	6,200	359,538
Cameron International Corp. (a)	1,280	62,899
Core Laboratories NV	1,300	140,738
Dresser-Rand Group, Inc. (a)	70	3,388
FMC Technologies, Inc. (a)	200	8,964
Halliburton Co.	33,300	1,244,088
HollyFrontier Corp.	18,044	553,771
Oceaneering International, Inc.	1,800	75,294
Oil States International, Inc. (a)	2,300	160,103
RPC, Inc.	26,600	493,962
Schlumberger Ltd.	25,500	1,873,485
Superior Energy Services, Inc. (a)	24,300	683,316

		5,659,546

Packaging & Containers — 0.2%
Ball Corp.	4,900	169,393
Crown Holdings, Inc. (a)	1,400	47,306
Packaging Corporation of America	5,700	148,656
Silgan Holdings, Inc.	1,500	56,310

		421,665

Pharmaceuticals — 4.0%
Abbott Laboratories	37,820	2,037,363
Allergan, Inc.	2,940	247,313
AmerisourceBergen Corp.	15,900	648,720
BioMarin Pharmaceutical, Inc. (a)	100	3,411
Cardinal Health, Inc.	6,100	270,047
Catalyst Health Solutions, Inc. (a)	500	27,485
DENTSPLY International, Inc.	3,950	145,992
Eli Lilly & Co.	20,920	777,387
Endo Pharmaceuticals Holdings, Inc. (a)	11,000	355,410
Express Scripts, Inc. (a)	2,460	112,496
Gilead Sciences, Inc. (a)	49,700	2,070,502
Herbalife Ltd.	7,080	441,509
Hospira, Inc. (a)	5,270	165,742
Mead Johnson Nutrition Co.	900	64,665
Medco Health Solutions, Inc. (a)	15,420	845,941
Mylan, Inc. (a)	16,100	315,077
Patterson Cos., Inc.	900	28,323
Perrigo Co.	500	45,140
Sirona Dental Systems, Inc. (a)	1,700	81,430
SXC Health Solutions Corp. (a)	900	42,138

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
United Therapeutics Corp. (a)	7,000	$306,110
Warner Chilcott PLC Class A (a)	500	9,060
Watson Pharmaceuticals, Inc. (a)	5,100	342,516

		9,383,777

Pipelines — 0.1%
El Paso Corp.	2,700	67,527
Kinder Morgan, Inc.	200	5,720
National Fuel Gas Co.	1,100	67,419

		140,666

Real Estate — 0.1%
CBRE Group, Inc. (a)	5,500	97,790
Jones Lang LaSalle, Inc.	1,300	84,006

		181,796

Real Estate Investment Trusts (REITS) — 1.2%
Apartment Investment & Management Co. Class A	1,400	34,538
Boston Properties, Inc.	4,100	405,859
Camden Property Trust	1,600	97,024
Digital Realty Trust, Inc.	1,200	74,796
Equity Residential	500	29,340
Essex Property Trust, Inc.	400	57,104
Federal Realty Investment Trust	1,100	97,636
The Macerich Co.	1,500	74,640
Plum Creek Timber Co., Inc.	1,300	48,958
Public Storage	3,700	477,485
Simon Property Group, Inc.	8,189	1,051,795
UDR, Inc.	400	9,972
Ventas, Inc.	2,100	116,781
Vornado Realty Trust	1,000	82,810
Weyerhaeuser Co.	8,000	143,840

		2,802,578

Retail — 8.5%
Abercrombie & Fitch Co. Class A	2,800	208,320
Advance Auto Parts, Inc.	3,040	197,813
AutoNation, Inc. (a)	500	19,470
AutoZone, Inc. (a)	1,448	468,558
Bed Bath & Beyond, Inc. (a)	11,700	723,528
Big Lots, Inc. (a)	900	33,921
Brinker International, Inc.	11,300	258,770
CarMax, Inc. (a)	500	15,030
Chico’s FAS, Inc.	49,200	608,112
Chipotle Mexican Grill, Inc. (a)	633	212,764
Coach, Inc.	12,600	819,882
Copart, Inc. (a)	500	21,775
Costco Wholesale Corp.	8,500	707,625
Darden Restaurants, Inc.	2,700	129,276
Dick’s Sporting Goods, Inc. (a)	2,900	113,361
Dollar General Corp. (a)	1,300	51,558
Dollar Tree, Inc. (a)	3,920	313,443
DSW, Inc. Class A	5,800	303,572
Family Dollar Stores, Inc.	1,330	77,978

	Number of Shares	Value
Guess?, Inc.	12,600	$415,674
Hanesbrands, Inc. (a)	2,200	58,014
The Home Depot, Inc.	36,700	1,313,860
Kohl’s Corp.	10,000	530,100
Limited Brands, Inc.	17,000	726,070
Macy’s, Inc.	16,800	512,904
McDonald’s Corp.	25,300	2,349,105
MSC Industrial Direct Co., Inc. Class A	1,300	88,413
Nordstrom, Inc.	7,700	390,313
O’Reilly Automotive, Inc. (a)	5,100	387,855
Panera Bread Co. Class A (a)	900	120,321
PetSmart, Inc.	6,100	286,395
PVH Corp.	2,320	172,631
Ross Stores, Inc.	4,490	393,907
Sally Beauty Holdings, Inc. (a)	5,000	95,950
Starbucks Corp.	5,200	220,168
Target Corp.	5,900	323,025
Tiffany & Co.	4,500	358,785
The TJX Cos., Inc.	15,260	899,272
Tractor Supply Co.	800	56,752
Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,600	107,664
Urban Outfitters, Inc. (a)	4,200	114,450
Wal-Mart Stores, Inc.	46,540	2,639,749
Walgreen Co.	37,800	1,254,960
Williams-Sonoma, Inc.	2,700	101,358
Yum! Brands, Inc.	12,240	655,697

		19,858,148

Savings & Loans — 0.0%
Hudson City Bancorp, Inc.	720	4,500

Semiconductors — 3.3%
Advanced Micro Devices, Inc. (a)	41,700	243,111
Altera Corp.	14,100	534,672
Analog Devices, Inc.	12,280	449,080
Applied Materials, Inc.	36,700	452,144
Atmel Corp. (a)	6,900	72,864
Avago Technologies Ltd.	11,000	371,470
Broadcom Corp. Class A (a)	7,500	270,675
Cypress Semiconductor Corp. (a)	12,500	238,875
Freescale Semiconductor Holdings I Ltd. (a)	16,100	212,359
Intersil Corp. Class A	21,700	259,749
KLA-Tencor Corp.	10,500	494,445
Lam Research Corp. (a)	7,500	322,425
Linear Technology Corp.	4,920	158,965
LSI Corp. (a)	93,600	585,000
Maxim Integrated Products, Inc.	14,800	387,168
MEMC Electronic Materials, Inc. (a)	13,200	79,068
Microchip Technology, Inc.	5,900	213,344
NVIDIA Corp. (a)	29,100	430,680
ON Semiconductor Corp. (a)	30,100	227,857

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PMC-Sierra, Inc. (a)	44,700	$283,398
QLogic Corp. (a)	25,500	356,235
Rovi Corp. (a)	100	4,954
Skyworks Solutions, Inc. (a)	3,000	59,430
Texas Instruments, Inc.	18,950	582,333
Varian Semiconductor Equipment Associates, Inc. (a)	1,900	119,263
Xilinx, Inc.	11,310	378,433

		7,787,997

Software — 6.9%
Adobe Systems, Inc. (a)	19,050	560,260
Allscripts Healthcare Solutions, Inc. (a)	300	5,745
ANSYS, Inc. (a)	3,900	212,004
Autodesk, Inc. (a)	4,850	167,810
BMC Software, Inc. (a)	7,030	244,363
Broadridge Financial Solutions, Inc.	3,560	79,210
Cerner Corp. (a)	3,000	190,290
Citrix Systems, Inc. (a)	700	50,981
Compuware Corp. (a)	3,500	29,575
The Dun & Bradstreet Corp.	3,720	248,719
Electronic Arts, Inc. (a)	6,800	158,780
Fiserv, Inc. (a)	4,050	238,424
Informatica Corp. (a)	1,100	50,050
Intuit, Inc.	3,760	201,799
Microsoft Corp.	307,660	8,192,986
MSCI, Inc. Class A (a)	1,200	40,068
Nuance Communications, Inc. (a)	3,300	87,384
Oracle Corp.	138,900	4,551,753
Red Hat, Inc. (a)	2,900	143,985
Salesforce.com, Inc. (a)	110	14,649
SEI Investments Co.	6,900	111,711
Solera Holdings, Inc.	1,400	76,482
VeriFone Systems, Inc. (a)	2,700	113,967
VMware, Inc. Class A (a)	2,100	205,275

		15,976,270

Telecommunications — 2.4%
American Tower Corp. Class A (a)	6,415	353,467
Ciena Corp. (a)	200	2,636
Crown Castle International Corp. (a)	1,600	66,176
Harris Corp.	13,370	504,718
JDS Uniphase Corp. (a)	4,800	57,600
Juniper Networks, Inc. (a)	5,220	127,733
MetroPCS Communications, Inc. (a)	70,100	595,850
NeuStar, Inc. Class A (a)	2,400	76,296
NII Holdings, Inc. (a)	8,700	204,711
Polycom, Inc. (a)	5,400	89,262
QUALCOMM, Inc.	40,790	2,104,764
SBA Communications Corp. Class A (a)	1,470	55,992

	Number of Shares	Value
tw telecom, Inc. (a)	3,800	$70,300
Verizon Communications, Inc.	24,700	913,406
Virgin Media, Inc.	15,700	382,766
Windstream Corp.	7,170	87,259

		5,692,936

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	1,970	74,978
Mattel, Inc.	8,900	251,336

		326,314

Transportation — 1.0%
C.H. Robinson Worldwide, Inc.	2,500	173,575
Con-way, Inc.	200	5,894
CSX Corp.	33,600	746,256
Expeditors International of Washington, Inc.	2,400	109,440
FedEx Corp.	500	40,915
J.B. Hunt Transport Services, Inc.	2,800	118,468
Kansas City Southern (a)	2,800	176,876
Kirby Corp. (a)	740	45,540
Landstar System, Inc.	1,560	69,623
Union Pacific Corp.	700	69,699
United Continental Holdings, Inc. (a)	25,655	495,654
United Parcel Service, Inc. Class B	4,400	309,056
UTI Worldwide, Inc.	3,900	56,979

		2,417,975

Water — 0.0%
Aqua America, Inc.	200	4,438

TOTAL COMMON STOCK (Cost $215,620,286)		232,854,422

TOTAL EQUITIES (Cost $215,620,286)		232,854,422

TOTAL LONG-TERM INVESTMENTS (Cost $215,620,286)		232,854,422

	Principal Amount
SHORT-TERM INVESTMENTS — 0.1%
Repurchase Agreement — 0.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (b)	$264,804	264,804

TOTAL SHORT-TERM INVESTMENTS (Cost $264,804)		264,804

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 100.1% (Cost $215,885,090) (c)	$233,119,226

Other Assets/(Liabilities) — (0.1)%	(169,654)

NET ASSETS — 100.0%	$232,949,572

Notes to Portfolio of Investments

(a)	Non-income producing security.
(b)	Maturity value of $264,804. Collateralized by U.S. Government Agency obligations with rates ranging from 3.000%-3.500%, maturity dates ranging from 11/25/40-5/25/41, and an aggregate market value, including accrued interest, of $274,034.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 94.8%

COMMON STOCK — 94.8%
Automotive & Parts — 1.3%
Lear Corp.	4,310	$202,182

Banks — 7.2%
Fifth Third Bancorp	14,670	176,187
M&T Bank Corp.	4,285	326,131
Prosperity Bancshares, Inc.	4,290	165,122
Signature Bank (a)	1,730	96,447
TCF Financial Corp.	19,020	202,373
Zions Bancorp	11,280	195,821

		1,162,081

Beverages — 1.1%
Molson Coors Brewing Co. Class B	4,320	182,909

Chemicals — 4.2%
Airgas, Inc.	4,090	282,006
Celanese Corp. Series A	3,420	148,941
The Mosaic Co.	4,320	252,979

		683,926

Commercial Services — 2.6%
AerCap Holdings NV (a)	12,970	153,824
Coinstar, Inc. (a)	2,565	122,453
TeleTech Holdings, Inc. (a)	8,648	151,167

		427,444

Computers — 1.3%
Research In Motion Ltd. (a)	10,290	207,858

Diversified Financial — 2.1%
Affiliated Managers Group, Inc. (a)	1,732	160,401
CIT Group, Inc. (a)	5,190	180,871

		341,272

Electric — 9.0%
Cleco Corp.	8,642	318,631
CMS Energy Corp.	17,293	360,040
GenOn Energy, Inc. (a)	26,220	79,971
NV Energy, Inc.	12,970	208,039
Pepco Holdings, Inc.	11,240	222,552
SCANA Corp.	6,480	273,974

		1,463,207

Electrical Components & Equipment — 1.6%
Energizer Holdings, Inc. (a)	3,460	255,313

Electronics — 0.6%
Agilent Technologies, Inc. (a)	2,590	96,011

Entertainment — 0.7%
Pinnacle Entertainment, Inc. (a)	10,238	115,894

Environmental Controls — 1.0%
Republic Services, Inc.	5,590	159,091

	Number of Shares	Value
Foods — 3.8%
Adecoagro SA (a)	12,960	$125,971
ConAgra Foods, Inc.	8,640	218,852
The Kroger Co.	5,190	120,304
Sara Lee Corp.	8,640	153,792

		618,919

Forest Products & Paper — 1.0%
Rock-Tenn Co. Class A	2,780	164,548

Gas — 1.6%
AGL Resources, Inc.	6,050	253,737

Hand & Machine Tools — 1.4%
Stanley Black & Decker, Inc.	3,460	220,921

Health Care – Services — 6.1%
Aetna, Inc.	6,500	258,440
DaVita, Inc. (a)	4,350	304,500
Humana, Inc.	2,585	219,441
Universal Health Services, Inc. Class B	5,190	207,444

		989,825

Household Products — 1.2%
Church & Dwight Co., Inc.	4,320	190,858

Housewares — 1.6%
Newell Rubbermaid, Inc.	17,280	255,744

Insurance — 9.1%
ACE Ltd.	2,593	187,085
Aon Corp.	5,830	271,794
Everest Re Group Ltd.	3,460	311,123
The Progressive Corp.	12,980	246,750
Reinsurance Group of America, Inc. Class A	5,120	267,418
Unum Group	7,770	185,237

		1,469,407

Machinery – Diversified — 1.6%
AGCO Corp. (a)	6,050	265,172

Manufacturing — 4.4%
Cooper Industries PLC	6,920	363,023
Tyco International Ltd.	7,730	352,102

		715,125

Media — 1.6%
Cablevision Systems Corp. Class A	17,290	250,186

Oil & Gas — 8.4%
Bill Barrett Corp. (a)	5,190	215,904
Cimarex Energy Co.	2,590	165,760
Ensco PLC Sponsored ADR (United Kingdom)	4,970	246,810
EQT Corp.	3,030	192,405
Nabors Industries Ltd. (a)	8,640	158,371

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Noble Energy, Inc.	1,940	$173,320
Whiting Petroleum Corp. (a)	4,330	201,562

		1,354,132

Oil & Gas Services — 1.3%
Tidewater, Inc.	4,320	212,674

Pharmaceuticals — 2.7%
Cardinal Health, Inc.	4,330	191,689
Hospira, Inc. (a)	2,590	81,455
Mylan, Inc. (a)	8,610	168,498

		441,642

Real Estate Investment Trusts (REITS) — 1.2%
BioMed Realty Trust, Inc.	10,376	187,909

Retail — 1.9%
The Children’s Place Retail Store, Inc. (a)	2,590	121,600
PVH Corp.	2,590	192,722

		314,322

Semiconductors — 1.6%
Atmel Corp. (a)	8,580	90,605
Xilinx, Inc.	5,190	173,657

		264,262

Software — 4.2%
Aspen Technology, Inc. (a)	8,640	149,818
CA, Inc.	6,360	137,758
Electronic Arts, Inc. (a)	8,648	201,931
Take-Two Interactive Software, Inc. (a)	12,080	190,622

		680,129

Telecommunications — 2.6%
Juniper Networks, Inc. (a)	10,370	253,754
NII Holdings, Inc. (a)	7,320	172,240

		425,994

Textiles — 1.1%
Mohawk Industries, Inc. (a)	3,460	182,169

Toys, Games & Hobbies — 2.6%
Hasbro, Inc.	3,470	132,068
Mattel, Inc.	10,390	293,414

		425,482

Transportation — 1.1%
J.B. Hunt Transport Services, Inc.	1,080	45,695
United Continental Holdings, Inc. (a)	6,920	133,694

		179,389

TOTAL COMMON STOCK (Cost $14,961,393)		15,359,734

		Value

TOTAL EQUITIES (Cost $14,961,393)		$15,359,734

TOTAL LONG-TERM INVESTMENTS (Cost $14,961,393)		15,359,734

	Principal Amount

SHORT-TERM INVESTMENTS — 7.9%
Repurchase Agreement — 7.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (b)	$1,272,544	1,272,544

TOTAL SHORT-TERM INVESTMENTS (Cost $1,272,544)		1,272,544

TOTAL INVESTMENTS — 102.7% (Cost $16,233,937) (c)		16,632,278

Other Assets/(Liabilities) — (2.7)%		(429,841)

NET ASSETS — 100.0%		$16,202,437

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $1,272,544. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $1,300,793.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	13,636	$129,269

Aerospace & Defense — 1.4%
BE Aerospace, Inc. (a)	15,334	578,552
Cubic Corp.	1,141	53,764
Curtiss-Wright Corp.	3,587	117,582
Embraer SA Sponsored ADR (Brazil)	1,146	31,882
LMI Aerospace, Inc. (a)	1,103	22,181
Moog, Inc. Class A (a)	289	11,193
Orbital Sciences Corp. (a)	6,872	106,241

		921,395

Airlines — 0.5%
Alaska Air Group, Inc. (a)	2,989	198,858
JetBlue Airways Corp. (a)	24,664	110,495
Spirit Airlines, Inc. (a)	144	2,370
US Airways Group, Inc. (a)	11,111	64,111

		375,834

Apparel — 0.3%
Ascena Retail Group, Inc. (a)	5,061	146,263
Iconix Brand Group, Inc. (a)	2,936	52,701
The Warnaco Group, Inc. (a)	230	11,293

		210,257

Auto Manufacturers — 0.1%
Navistar International Corp. (a)	1,310	55,112

Automotive & Parts — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	8,647	83,789
Dana Holding Corp. (a)	44,292	626,289
Douglas Dynamics, Inc.	2,888	43,378
Miller Industries, Inc.	878	17,946
Standard Motor Products, Inc.	1,670	25,969
Superior Industries International, Inc.	970	17,741

		815,112

Banks — 2.2%
BBVA Banco Frances SA Sponsored ADR (Argentina)	5,916	36,738
CapitalSource, Inc.	91,628	582,754
Cardinal Financial Corp.	134	1,439
Century Bancorp, Inc. Class A	835	22,603
First Horizon National Corp.	890	6,221
First Midwest Bancorp, Inc.	8,937	80,522
FirstMerit Corp.	27,450	384,575
Fulton Financial Corp.	7,627	71,999
Grupo Financiero Galicia SA ADR (Argentina)	7,957	65,725
IBERIABANK Corp.	3,861	199,691
National Bankshares, Inc.	618	17,273

	Number of Shares	Value
Northrim BanCorp, Inc.	618	$11,711
Republic Bancorp, Inc. Class A	855	17,391
State Bank Financial Corp. (a)	186	2,686
Walker & Dunlop, Inc. (a)	1,113	14,135
Washington Banking Co.	917	10,839

		1,526,302

Beverages — 0.1%
Constellation Brands, Inc. Class A (a)	5,140	103,931

Biotechnology — 1.2%
Affymetrix, Inc. (a)	6,081	33,993
ARIAD Pharmaceuticals, Inc. (a)	9,546	111,020
Cambrex Corp. (a)	7,012	38,636
Halozyme Therapeutics, Inc. (a)	20,443	172,334
Harvard Bioscience, Inc. (a)	5,112	23,311
Momenta Pharmaceuticals, Inc. (a)	6,854	101,439
Myriad Genetics, Inc. (a)	6,680	142,150
PDL BioPharma, Inc.	29,710	180,340

		803,223

Building Materials — 0.1%
Interline Brands, Inc. (a)	2,942	43,836

Chemicals — 1.9%
American Vanguard Corp.	1,433	17,726
Chemtura Corp. (a)	550	6,677
Cytec Industries, Inc.	11,114	496,462
Eastman Chemical Co.	711	27,935
Ferro Corp. (a)	16,646	107,700
H.B. Fuller Co.	3,759	80,781
Huntsman Corp.	1,021	11,987
Innospec, Inc. (a)	2,628	79,366
Kronos Worldwide, Inc.	2,291	50,837
Olin Corp.	5,161	97,337
PolyOne Corp.	6,339	70,933
TPC Group, Inc. (a)	2,509	49,854
Ultrapar Participacoes SA Sponsored ADR (Brazil)	5,813	103,239
Westlake Chemical Corp.	2,268	93,464

		1,294,298

Commercial Services — 9.2%
Aaron’s, Inc.	600	16,056
Advance America Cash Advance Centers, Inc.	7,920	66,766
Alliance Data Systems Corp. (a)	60	6,146
AVEO Pharmaceuticals, Inc. (a)	5,820	93,469
Booz Allen Hamilton Holding Corp. (a)	1,348	21,312
Bridgepoint Education, Inc. (a)	4,751	102,954
Capella Education Co. (a)	619	21,547
Career Education Corp. (a)	8,287	133,669
CBIZ, Inc. (a)	11,461	72,548
Chemed Corp.	706	41,908
Coinstar, Inc. (a)	2,391	114,146

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consolidated Graphics, Inc. (a)	1,752	$79,821
Convergys Corp. (a)	1,210	12,947
Corrections Corporation of America (a)	5,063	112,550
Deluxe Corp.	7,176	169,497
DeVry, Inc.	1,185	44,651
Education Management Corp. (a)	3,335	66,233
Euronet Worldwide, Inc. (a)	2,004	38,817
ExamWorks Group, Inc. (a)	1,030	10,867
FleetCor Technologies, Inc. (a)	430	12,023
Global Payments, Inc.	280	12,858
Grand Canyon Education, Inc. (a)	1,880	30,663
Healthspring, Inc. (a)	24,127	1,301,410
HMS Holdings Corp. (a)	15,108	369,240
ICF International, Inc. (a)	2,254	52,699
Insperity, Inc.	777	20,031
Intersections, Inc.	1,495	25,251
KAR Auction Services, Inc. (a)	6,730	92,537
Kelly Services, Inc. Class A	2,195	35,888
Korn/Ferry International (a)	28,100	448,757
Lincoln Educational Services Corp.	4,519	42,253
Medifast, Inc. (a)	4,030	66,253
Monro Muffler Brake, Inc.	13,085	485,323
Moody’s Corp.	16,388	581,610
Multi-Color Corp.	618	16,383
On Assignment, Inc. (a)	1,663	17,944
Providence Service Corp. (a)	649	8,113
Quad/Graphics, Inc.	580	11,438
Rent-A-Center, Inc.	2,103	71,817
Robert Half International, Inc.	40,401	1,067,798
SAIC, Inc. (a)	9,462	117,613
Team Health Holdings, Inc. (a)	4,483	91,095
Total System Services, Inc.	540	10,741
Transcend Services, Inc. (a)	1,340	36,622
TrueBlue, Inc. (a)	1,008	13,326
Valassis Communications, Inc. (a)	1,144	22,342

		6,287,932

Computers — 2.9%
CACI International, Inc. Class A (a)	8,935	490,442
Cadence Design Systems, Inc. (a)	13,028	144,220
CGI Group, Inc. (a)	5,978	122,728
Cray, Inc. (a)	2,329	14,743
Electronics for Imaging, Inc. (a)	6,109	91,635
Fortinet, Inc. (a)	9,050	208,693
Jack Henry & Associates, Inc.	500	16,205
Manhattan Associates, Inc. (a)	160	6,776
Netscout Systems, Inc. (a)	590	9,670
Riverbed Technology, Inc. (a)	510	14,066
STEC, Inc. (a)	1,240	14,037
Sykes Enterprises, Inc. (a)	6,153	98,017
Synaptics, Inc. (a)	5,823	196,759
Synopsys, Inc. (a)	2,195	58,848
Western Digital Corp. (a)	17,420	464,069

		1,950,908

	Number of Shares	Value
Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a)	464	$15,906
Revlon, Inc. Class A (a)	1,361	20,048

		35,954

Distribution & Wholesale — 1.6%
Beacon Roofing Supply, Inc. (a)	877	16,163
Brightpoint, Inc. (a)	6,104	61,956
Fossil, Inc. (a)	4,784	495,909
Houston Wire & Cable Co.	1,247	15,924
Pool Corp.	16,445	480,523
United Stationers, Inc.	1,208	38,427

		1,108,902

Diversified Financial — 1.0%
Apollo Global Management LLC Class A	11,310	149,858
Artio Global Investors, Inc.	4,788	35,048
Cohen & Steers, Inc.	330	8,966
Encore Capital Group, Inc. (a)	360	9,752
Federated Investors, Inc. Class B	2,535	49,534
Janus Capital Group, Inc.	10,070	66,059
KBW, Inc.	16,398	232,196
Knight Capital Group, Inc. Class A (a)	700	8,743
LPL Investment Holdings, Inc. (a)	220	6,382
World Acceptance Corp. (a)	1,876	126,912

		693,450

Electric — 3.2%
The AES Corp. (a)	79,287	889,600
Alliant Energy Corp.	2,669	108,842
Avista Corp.	4,185	106,508
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	7,349	125,227
Cia Paranaense de Energia Sponsored ADR (Brazil)	6,593	133,047
Cleco Corp.	165	6,084
CMS Energy Corp.	8,761	182,404
The Empire District Electric Co.	883	17,634
NorthWestern Corp.	3,618	124,640
Pampa Energia SA Sponsored ADR (Argentina)	1,940	24,463
PNM Resources, Inc.	380	6,832
Portland General Electric Co.	6,782	166,430
TECO Energy, Inc.	9,668	179,535
Unisource Energy Corp.	2,020	75,306

		2,146,552

Electrical Components & Equipment — 1.3%
Belden, Inc.	2,340	75,535
EnerSys (a)	540	12,166
Generac Holdings, Inc. (a)	11,488	262,616
Greatbatch, Inc. (a)	14,653	327,202
Littelfuse, Inc.	1,113	54,492
Molex, Inc.	5,164	127,499

		859,510

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electronics — 2.5%
Avnet, Inc. (a)	450	$13,640
AVX Corp.	8,060	108,085
Daktronics, Inc.	2,103	21,240
DDi Corp.	3,762	34,573
Electro Scientific Industries, Inc. (a)	1,546	19,000
Elster Group SE ADR (Germany) (a)	1,431	21,308
Flextronics International Ltd. (a)	3,265	21,435
Imax Corp. (a)	28,554	549,093
Ituran Location and Control Ltd.	1,525	20,298
Jabil Circuit, Inc.	5,411	111,250
Kemet Corp. (a)	4,701	43,343
Newport Corp. (a)	4,350	60,247
TTM Technologies, Inc. (a)	2,906	32,460
Vishay Intertechnology, Inc. (a)	10,461	112,456
Waters Corp. (a)	6,501	520,860
X-Rite, Inc. (a)	2,206	9,949
Zygo Corp. (a)	268	4,111

		1,703,348

Engineering & Construction — 2.0%
AECOM Technology Corp. (a)	16,914	353,841
Aegion Corp. (a)	440	6,508
Chicago Bridge & Iron Co. NV	3,556	130,078
EMCOR Group, Inc.	270	6,769
KBR, Inc.	26,846	749,272
URS Corp. (a)	3,958	141,300

		1,387,768

Entertainment — 0.1%
Cinemark Holdings, Inc.	910	18,810
Shuffle Master, Inc. (a)	6,269	66,514

		85,324

Environmental Controls — 0.7%
Darling International, Inc. (a)	6,988	97,971
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a) (b)	1,480	1,436
Tetra Technologies, Inc. (a)	5,514	120,371
Waste Connections, Inc.	6,994	238,146

		457,924

Foods — 1.3%
B&G Foods, Inc.	510	10,822
The Fresh Market, Inc. (a)	150	6,000
Hormel Foods Corp.	4,051	119,383
Overhill Farms, Inc. (a)	2,317	8,967
Ruddick Corp.	2,320	101,407
Spartan Stores, Inc.	2,288	39,171
TreeHouse Foods, Inc. (a)	6,886	422,387
Tyson Foods, Inc. Class A	7,761	149,787
Weis Markets, Inc.	234	9,255

		867,179

Forest Products & Paper — 0.8%
Boise, Inc.	14,949	90,442
Buckeye Technologies, Inc.	7,101	214,734

	Number of Shares	Value
MeadWestvaco Corp.	2,104	$58,723
Mercer International, Inc. (a)	3,422	23,543
P.H. Glatfelter Co.	8,977	134,655
Potlatch Corp.	515	16,727

		538,824

Gas — 0.8%
Atmos Energy Corp.	3,644	125,062
PAA Natural Gas Storage LP	18,369	338,724
Vectren Corp.	1,907	54,121

		517,907

Hand & Machine Tools — 0.7%
Kennametal, Inc.	3,092	120,248
Lincoln Electric Holdings, Inc.	752	27,373
Regal-Beloit Corp.	6,225	330,734

		478,355

Health Care – Products — 1.1%
ArthroCare Corp. (a)	1,196	36,059
Atrion Corp.	120	27,000
Bruker Corp. (a)	2,455	35,426
Cantel Medical Corp.	454	12,530
Dexcom, Inc. (a)	20,577	201,449
Hill-Rom Holdings, Inc.	1,160	39,057
ICU Medical, Inc. (a)	270	10,614
IDEXX Laboratories, Inc. (a)	80	5,759
Invacare Corp.	812	18,229
Orthofix International NV (a)	4,310	151,324
PSS World Medical, Inc. (a)	5,308	118,103
ResMed, Inc. (a)	1,050	29,715
Vascular Solutions, Inc. (a)	41	435
Wright Medical Group, Inc. (a)	3,803	65,374
Young Innovations, Inc.	721	20,729

		771,803

Health Care – Services — 1.6%
Almost Family, Inc. (a)	62	1,156
AmSurg Corp. (a)	4,277	108,336
Assisted Living Concepts, Inc.	309	4,391
Bio-Reference Laboratories, Inc. (a)	1,006	20,160
Brookdale Senior Living, Inc. (a)	820	13,596
Centene Corp. (a)	4,648	163,377
The Ensign Group, Inc.	3,889	88,514
Health Management Associates, Inc. Class A (a)	13,706	120,065
LifePoint Hospitals, Inc. (a)	3,309	127,926
Lincare Holdings, Inc.	5,676	133,670
Metropolitan Health Networks, Inc. (a)	8,647	56,378
Molina Healthcare, Inc. (a)	917	19,422
Select Medical Holdings Corp. (a)	6,843	59,534
Triple-S Management Corp. Class B (a)	1,603	30,457
U.S. Physical Therapy, Inc.	2,576	50,283
Universal Health Services, Inc. Class B	2,791	111,556

		1,108,821

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Holding Company – Diversified — 0.1%
Primoris Services Corp.	4,545	$59,176

Home Builders — 0.9%
Toll Brothers, Inc. (a)	35,995	627,753

Household Products — 1.0%
American Greetings Corp. Class A	5,019	80,354
Church & Dwight Co., Inc.	10,970	484,655
CSS Industries, Inc.	917	19,330
Helen of Troy Ltd. (a)	2,680	77,532
Jarden Corp.	410	13,132
Prestige Brands Holdings, Inc. (a)	2,494	26,387

		701,390

Insurance — 5.5%
Alterra Capital Holdings Ltd.	8,927	193,537
American Equity Investment Life Holding Co.	10,641	115,348
American Financial Group, Inc.	5,112	183,163
American Safety Insurance Holdings Ltd. (a)	1,330	27,145
AmTrust Financial Services, Inc.	6,290	159,640
Arch Capital Group Ltd. (a)	14,860	534,514
Brown & Brown, Inc.	21,764	480,549
CNO Financial Group, Inc. (a)	14,553	90,956
Crawford & Co. Class B	220	1,564
Delphi Financial Group, Inc. Class A	4,803	127,183
FBL Financial Group, Inc. Class A	3,007	98,178
Fidelity National Financial, Inc. Class A	11,688	180,463
Global Indemnity PLC (a)	340	6,865
HCC Insurance Holdings, Inc.	5,390	143,428
Horace Mann Educators Corp.	5,215	70,142
Life Partners Holdings, Inc.	3,847	26,429
Lincoln National Corp.	3,071	58,503
Maiden Holdings Ltd.	8,538	69,585
Meadowbrook Insurance Group, Inc.	9,585	99,301
National Interstate Corp.	992	26,387
National Western Life Insurance Co. Class A	195	28,035
OneBeacon Insurance Group Ltd. Class A	3,937	59,921
Primerica, Inc.	7,998	180,995
Principal Financial Group, Inc.	2,154	55,530
Protective Life Corp.	5,298	98,543
Reinsurance Group of America, Inc. Class A	2,803	146,401
Symetra Financial Corp.	12,325	114,253
Torchmark Corp.	2,631	107,687
Tower Group, Inc.	5,380	127,667
Universal Insurance Holdings, Inc.	1,618	6,828
Unum Group	4,370	104,181

		3,722,921

Internet — 2.3%
AOL, Inc. (a)	850	12,002

	Number of Shares	Value
Dice Holdings, Inc. (a)	2,350	$23,923
Digital River, Inc. (a)	580	10,631
eResearch Technology, Inc. (a)	4,135	21,130
Global Sources Ltd. (a)	1,371	9,995
HealthStream, Inc. (a)	608	9,229
j2 Global Communications, Inc.	8,732	268,771
QuinStreet, Inc. (a)	2,971	34,137
TIBCO Software, Inc. (a)	27,624	798,057
United Online, Inc.	8,006	47,315
ValueClick, Inc. (a)	9,399	165,422
VASCO Data Security International, Inc. (a)	1,760	14,538
WebMD Health Corp. (a)	370	13,302
Websense, Inc. (a)	6,806	121,419

		1,549,871

Investment Companies — 0.0%
Prospect Capital Corp.	1,400	13,398

Iron & Steel — 0.1%
Steel Dynamics, Inc.	3,180	39,718

Leisure Time — 0.0%
Polaris Industries, Inc.	110	6,967

Lodging — 0.2%
Ameristar Casinos, Inc.	5,756	106,486

Machinery – Diversified — 1.4%
AGCO Corp. (a)	2,886	126,493
Albany International Corp. Class A	2,762	62,393
Applied Industrial Technologies, Inc.	5,298	178,119
Briggs & Stratton Corp.	4,786	69,876
DXP Enterprises, Inc. (a)	1,605	40,093
Flowserve Corp.	140	12,977
Gardner Denver, Inc.	90	6,960
Kadant, Inc. (a)	2,371	51,332
Sauer-Danfoss, Inc. (a)	2,257	87,391
Wabtec Corp.	4,651	312,454

		948,088

Manufacturing — 1.1%
Actuant Corp. Class A	5,390	121,275
Blount International, Inc. (a)	5,042	78,302
The Brink’s Co.	1,649	45,826
Ceradyne, Inc. (a)	650	21,749
FreightCar America, Inc. (a)	7,428	140,761
GP Strategies Corp. (a)	2,453	28,994
Koppers Holdings, Inc.	1,585	52,448
LSB Industries, Inc. (a)	1,599	56,653
Myers Industries, Inc.	1,697	20,737
Park-Ohio Holdings Corp. (a)	505	8,171
Standex International Corp.	532	20,540
Tredegar Corp.	2,929	56,735
Trimas Corp. (a)	3,948	76,946

		729,137

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Media — 0.8%
Belo Corp. Class A	7,957	$50,447
Demand Media, Inc. (a)	1,610	11,222
DISH Network Corp. Class A (a)	1,412	34,128
The Dolan Co. (a)	10	88
FactSet Research Systems, Inc.	3,049	303,132
Journal Communications, Inc. Class A (a)	4,154	16,034
Meredith Corp.	390	10,464
Sinclair Broadcast Group, Inc. Class A	11,952	114,500

		540,015

Metal Fabricate & Hardware — 0.2%
Worthington Industries, Inc.	8,214	141,938

Mining — 1.1%
Century Aluminum Co. (a)	21,570	240,721
Coeur d’Alene Mines Corp. (a)	3,752	95,939
Compass Minerals International, Inc.	3,426	260,616
Noranda Aluminum Holding Corp. (a)	3,844	35,595
Pan American Silver Corp.	2,113	59,079
Stillwater Mining Co. (a)	7,668	87,109

		779,059

Office Furnishings — 0.4%
Herman Miller, Inc.	4,600	94,990
Knoll, Inc.	8,843	134,856
Steelcase, Inc. Class A	9,868	73,122

		302,968

Oil & Gas — 3.4%
CVR Energy, Inc. (a)	7,584	187,780
Energy XXI (Bermuda) Ltd. (a)	14,479	425,248
Ensign Energy Services, Inc.	422	6,346
Helmerich & Payne, Inc.	800	42,544
Kosmos Energy Ltd. (a)	21,486	333,033
Nabors Industries Ltd. (a)	5,772	105,801
Parker Drilling Co. (a)	11,224	62,069
Patterson-UTI Energy, Inc.	5,112	103,876
Petrobras Argentina SA ADR (Argentina)	2,958	41,412
PetroQuest Energy, Inc. (a)	12,492	91,067
Pioneer Drilling Co. (a)	5,339	52,803
Precision Drilling Corp. (a)	10,956	126,761
Stone Energy Corp. (a)	5,566	135,198
Tesoro Corp. (a)	6,462	167,624
VAALCO Energy, Inc. (a)	16,604	113,073
W&T Offshore, Inc.	6,823	134,345
Warren Resources, Inc. (a)	8,740	27,356
Western Refining, Inc. (a)	11,595	185,288

		2,341,624

Oil & Gas Services — 2.1%
Bolt Technology Corp. (a)	1,694	17,075
Helix Energy Solutions Group, Inc. (a)	6,163	111,304
HollyFrontier Corp.	24,016	737,051

	Number of Shares	Value
ION Geophysical Corp. (a)	5,226	$39,822
Matrix Service Co. (a)	2,484	26,380
Newpark Resources, Inc. (a)	21,304	190,245
RPC, Inc.	6,638	123,268
Superior Energy Services, Inc. (a)	3,607	101,429
Tesco Corp. (a)	3,216	49,751

		1,396,325

Packaging & Containers — 1.1%
Graphic Packaging Holding Co. (a)	18,505	81,792
Packaging Corporation of America	20,377	531,432
Sealed Air Corp.	7,082	126,060
Silgan Holdings, Inc.	330	12,388

		751,672

Pharmaceuticals — 2.7%
Hi-Tech Pharmacal Co., Inc. (a)	3,360	119,347
The Medicines Co. (a)	10,286	192,554
Obagi Medical Products, Inc. (a)	1,948	18,389
Omega Protein Corp. (a)	1,742	18,866
Patterson Cos., Inc.	3,371	106,085
Perrigo Co.	1,898	171,352
Pharmasset, Inc. (a)	2,219	156,218
Questcor Pharmaceuticals, Inc. (a)	18,190	738,696
SciClone Pharmaceuticals, Inc. (a)	11,482	48,339
United Therapeutics Corp. (a)	310	13,556
USANA Health Sciences, Inc. (a)	2,329	80,584
Warner Chilcott PLC Class A (a)	8,678	157,245

		1,821,231

Pipelines — 1.1%
MarkWest Energy Partners LP	14,607	727,867

Real Estate Investment Trusts (REITS) — 9.3%
American Assets Trust, Inc.	310	6,284
American Campus Communities, Inc.	5,133	199,828
Associated Estates Realty Corp.	6,772	114,988
BRE Properties, Inc.	3,690	184,943
Camden Property Trust	201	12,189
Chatham Lodging Trust	11,672	131,310
Colonial Properties Trust	4,142	84,000
CubeSmart	14,038	137,713
CYS Investments, Inc.	18,844	238,942
DDR Corp.	7,371	94,422
Digital Realty Trust, Inc.	12,604	785,607
Douglas Emmett, Inc.	2,041	39,799
Eastgroup Properties	2,962	129,173
Education Realty Trust, Inc.	2,822	26,103
Equity Lifestyle Properties, Inc.	2,474	163,606
Essex Property Trust, Inc.	1,319	188,300
Extra Space Storage, Inc.	8,349	188,103
Federal Realty Investment Trust	1,268	112,548
Glimcher Realty Trust	6,139	56,233
Hatteras Financial Corp.	14,535	373,549
Home Properties, Inc.	3,020	177,878
Hospitality Properties Trust	5,019	120,607

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
LaSalle Hotel Properties	25,200	$602,532
Lexington Realty Trust	3,691	29,011
LTC Properties, Inc.	1,655	46,936
Mid-America Apartment Communities, Inc.	7,676	478,982
National Retail Properties, Inc.	4,236	115,431
Plum Creek Timber Co., Inc.	1,974	74,341
Post Properties, Inc.	2,700	110,916
Realty Income Corp.	2,558	85,463
Senior Housing Properties Trust	3,752	84,195
Sovran Self Storage, Inc.	1,608	71,074
Starwood Property Trust, Inc.	23,180	435,552
Sun Communities, Inc.	2,839	108,109
Tanger Factory Outlet Centers, Inc.	6,518	183,547
Taubman Centers, Inc.	2,711	165,994
Universal Health Realty Income Trust	442	16,783
Washington Real Estate Investment Trust	1,403	40,631
Weingarten Realty Investors	4,628	107,416

		6,323,038

Retail — 7.9%
Advance Auto Parts, Inc.	557	36,244
AFC Enterprises, Inc (a)	1,171	16,054
ANN, INC. (a)	3,917	104,349
Big Lots, Inc. (a)	4,102	154,604
Bob Evans Farms, Inc.	293	9,640
Brinker International, Inc.	6,236	142,804
CarMax, Inc. (a)	8,360	251,302
Casey’s General Stores, Inc.	2,505	124,123
Casual Male Retail Group, Inc. (a)	866	3,594
The Cato Corp. Class A	6,008	153,985
The Cheesecake Factory, Inc. (a)	3,783	105,886
Chico’s FAS, Inc.	6,813	84,209
The Children’s Place Retail Store, Inc. (a)	10,033	471,049
Cost Plus, Inc. (a)	835	6,588
Cracker Barrel Old Country Store, Inc.	7,720	327,251
Dillard’s, Inc. Class A	3,927	202,358
DSW, Inc. Class A	250	13,085
Dunkin’ Brands Group, Inc. (a)	6,852	199,462
Express, Inc.	8,462	191,157
The Finish Line, Inc. Class A	7,653	153,825
First Cash Financial Services, Inc. (a)	150	6,225
Foot Locker, Inc.	8,194	179,121
Fred’s, Inc. Class A	1,598	19,480
GameStop Corp. Class A (a)	6,844	175,001
The Men’s Wearhouse, Inc.	4,411	136,212
Papa John’s International, Inc. (a)	4,126	139,294
The Pep Boys-Manny, Moe & Jack	1,331	15,306
PetSmart, Inc.	320	15,024
Pier 1 Imports, Inc. (a)	8,297	103,795
PVH Corp.	10,010	744,844
Regis Corp.	3,513	57,473

	Number of Shares	Value
Saks, Inc. (a)	8,246	$87,160
Sally Beauty Holdings, Inc. (a)	6,163	118,268
Select Comfort Corp. (a)	6,174	128,234
Stage Stores, Inc.	4,707	73,570
Texas Roadhouse, Inc.	5,463	78,285
Tractor Supply Co.	5,785	410,388
The Wet Seal, Inc. Class A (a)	13,287	55,672
Williams-Sonoma, Inc.	2,968	111,419

		5,406,340

Savings & Loans — 0.5%
BankUnited, Inc.	12,136	264,443
Dime Community Bancshares, Inc.	290	3,457
First Defiance Financial Corp. (a)	2,138	30,381
OceanFirst Financial Corp.	928	12,101

		310,382

Semiconductors — 5.5%
Amtech Systems, Inc. (a)	1,556	15,902
ASM International NV	1,474	41,596
Atmel Corp. (a)	12,698	134,091
ATMI, Inc. (a)	2,834	57,813
Brooks Automation, Inc.	12,667	132,370
Cavium, Inc. (a)	5,232	171,034
Cirrus Logic, Inc. (a)	8,220	136,781
Cypress Semiconductor Corp. (a)	6,803	130,005
Entegris, Inc. (a)	11,008	98,632
Entropic Communications, Inc. (a)	10,791	62,804
Fairchild Semiconductor International, Inc. (a)	5,334	79,850
GSI Technology, Inc. (a)	5,360	26,264
GT Advanced Technologies, Inc. (a)	15,899	130,372
Himax Technologies, Inc. ADR (Cayman Islands)	4,442	4,708
IXYS Corp. (a)	2,443	33,396
KLA-Tencor Corp.	381	17,941
Kulicke & Soffa Industries, Inc. (a)	9,060	87,429
Lattice Semiconductor Corp. (a)	24,087	152,471
LSI Corp. (a)	19,173	119,831
Magnachip Semiconductor Corp. (a)	526	3,982
Maxim Integrated Products, Inc.	473	12,374
Micrel, Inc.	14,483	159,603
MKS Instruments, Inc.	4,813	128,218
Nanometrics, Inc. (a)	7,318	123,528
Novellus Systems, Inc. (a)	2,573	88,897
OmniVision Technologies, Inc. (a)	4,762	77,668
Photronics, Inc. (a)	11,410	71,541
QLogic Corp. (a)	10,376	144,953
Rudolph Technologies, Inc. (a)	3,834	28,256
Semtech Corp. (a)	27,111	662,051
Skyworks Solutions, Inc. (a)	22,849	452,639
Teradyne, Inc. (a)	7,278	104,221
Veeco Instruments, Inc. (a)	2,487	66,378

		3,757,599

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Software — 2.4%
Acxiom Corp. (a)	5,057	$66,702
CSG Systems International, Inc. (a)	4,664	66,415
Informatica Corp. (a)	150	6,825
JDA Software Group, Inc. (a)	3,143	100,167
ManTech International Corp. Class A	2,727	95,800
MedQuist Holdings, Inc. (a)	6,349	54,284
Monotype Imaging Holdings, Inc. (a)	2,855	38,742
MSCI, Inc. Class A (a)	23,898	797,954
Solarwinds, Inc. (a)	14,066	405,945

		1,632,834

Storage & Warehousing — 0.0%
Wesco Aircraft Holdings, Inc. (a)	598	6,751

Telecommunications — 3.5%
Amdocs Ltd. (a)	2,463	73,939
Aruba Networks, Inc. (a)	24,447	579,149
Brasil Telecom SA Sponsored ADR (Brazil)	2,690	55,280
Cellcom Israel Ltd.	5,999	132,218
Cincinnati Bell, Inc. (a)	11,965	38,527
Finisar Corp. (a)	24,262	497,128
Harris Corp.	310	11,703
Mastec, Inc. (a)	7,668	165,782
NeuStar, Inc. Class A (a)	4,477	142,324
Nortel Inversora SA Series B ADR (Argentina) (a)	1,227	29,289
Partner Communications Sponsored ADR (Israel)	3,477	41,307
Plantronics, Inc.	3,226	107,781
Polycom, Inc. (a)	570	9,422
RF Micro Devices, Inc. (a)	4,440	32,590
Telecom Argentina SA Sponsored ADR (Argentina)	5,566	111,765
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	9,968	102,072
USA Mobility, Inc.	6,983	91,268
Vonage Holdings Corp. (a)	38,486	128,928

		2,350,472

Textiles — 0.0%
Cintas Corp.	210	6,277

Transportation — 2.7%
Genesee & Wyoming, Inc. Class A (a)	5,480	324,471
Hub Group, Inc. Class A (a)	14,636	457,521
Knight Transportation, Inc.	7,854	119,381
Old Dominion Freight Line, Inc. (a)	23,610	863,418
RailAmerica, Inc. (a)	2,669	36,485
Saia, Inc. (a)	1,660	22,161
Werner Enterprises, Inc.	910	21,567

		1,845,004

	Number of Shares	Value
Water — 0.5%
Aqua America, Inc.	14,591	$323,774

TOTAL COMMON STOCK (Cost $62,411,523)		66,549,105

TOTAL EQUITIES (Cost $62,411,523)		66,549,105

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (b)	300	3

TOTAL RIGHTS (Cost $0)		3

TOTAL LONG-TERM INVESTMENTS (Cost $62,411,523)		66,549,108

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (c)	$1,319,424	1,319,424

TOTAL SHORT-TERM INVESTMENTS (Cost $1,319,424)		1,319,424

TOTAL INVESTMENTS — 99.8% (Cost $63,730,947) (d)		67,868,532

Other Assets/(Liabilities) — 0.2%		102,223

NET ASSETS — 100.0%		$67,970,755

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $1,319,424. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $1,346,838.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 98.6%

COMMON STOCK — 98.6%
Advertising — 0.2%
The Interpublic Group of Companies, Inc.	37,170	$352,372

Aerospace & Defense — 1.3%
BE Aerospace, Inc. (a)	39,660	1,496,372
Cubic Corp.	3,170	149,370
Curtiss-Wright Corp.	9,870	323,539
Embraer SA Sponsored ADR (Brazil)	3,160	87,911
LMI Aerospace, Inc. (a)	3,040	61,134
Moog, Inc. Class A (a)	800	30,984
Orbital Sciences Corp. (a)	18,910	292,349

		2,441,659

Airlines — 0.6%
Alaska Air Group, Inc. (a)	8,310	552,864
JetBlue Airways Corp. (a)	67,370	301,818
Spirit Airlines, Inc. (a)	390	6,419
US Airways Group, Inc. (a)	30,840	177,947

		1,039,048

Apparel — 0.3%
Ascena Retail Group, Inc. (a)	13,920	402,288
Iconix Brand Group, Inc. (a)	8,090	145,215
The Warnaco Group, Inc. (a)	660	32,406

		579,909

Auto Manufacturers — 0.1%
Navistar International Corp. (a)	3,720	156,500

Automotive & Parts — 1.2%
American Axle & Manufacturing Holdings, Inc. (a)	23,950	232,075
Dana Holding Corp. (a)	115,740	1,636,564
Douglas Dynamics, Inc.	7,940	119,259
Miller Industries, Inc.	2,410	49,260
Standard Motor Products, Inc.	4,690	72,930
Superior Industries International, Inc.	2,660	48,651

		2,158,739

Banks — 2.2%
BBVA Banco Frances SA Sponsored ADR (Argentina)	16,210	100,664
CapitalSource, Inc.	235,910	1,500,388
Cardinal Financial Corp.	350	3,759
Century Bancorp, Inc. Class A	2,330	63,073
First Horizon National Corp.	2,460	17,195
First Midwest Bancorp, Inc.	24,130	217,411
FirstMerit Corp.	71,540	1,002,275
Fulton Financial Corp.	21,230	200,411
Grupo Financiero Galicia SA ADR (Argentina)	21,700	179,242

	Number of Shares	Value
IBERIABANK Corp.	10,220	$528,578
National Bankshares, Inc.	1,790	50,031
Northrim BanCorp, Inc.	1,750	33,163
Republic Bancorp, Inc. Class A	2,370	48,206
State Bank Financial Corp. (a)	500	7,220
Walker & Dunlop, Inc. (a)	3,070	38,989
Washington Banking Co.	2,530	29,905

		4,020,510

Beverages — 0.2%
Constellation Brands, Inc. Class A (a)	14,120	285,506

Biotechnology — 1.2%
Affymetrix, Inc. (a)	16,720	93,465
ARIAD Pharmaceuticals, Inc. (a)	24,960	290,285
Cambrex Corp. (a)	19,850	109,373
Halozyme Therapeutics, Inc. (a)	53,430	450,415
Harvard Bioscience, Inc. (a)	14,490	66,074
Momenta Pharmaceuticals, Inc. (a)	19,050	281,940
Myriad Genetics, Inc. (a)	18,320	389,850
PDL BioPharma, Inc.	82,218	499,063

		2,180,465

Building Materials — 0.1%
Interline Brands, Inc. (a)	8,170	121,733

Chemicals — 1.9%
American Vanguard Corp.	3,950	48,862
Chemtura Corp. (a)	1,520	18,453
Cytec Industries, Inc.	29,274	1,307,670
Eastman Chemical Co.	1,970	77,401
Ferro Corp. (a)	43,180	279,375
H.B. Fuller Co.	10,350	222,421
Huntsman Corp.	2,900	34,046
Innospec, Inc. (a)	7,200	217,440
Kronos Worldwide, Inc.	6,290	139,575
Olin Corp.	14,240	268,566
PolyOne Corp.	17,440	195,154
TPC Group, Inc. (a)	6,830	135,712
Ultrapar Participacoes SA Sponsored ADR (Brazil)	15,900	282,384
Westlake Chemical Corp.	6,210	255,914

		3,482,973

Commercial Services — 9.2%
Aaron’s, Inc.	1,640	43,886
Advance America Cash Advance Centers, Inc.	21,810	183,858
Alliance Data Systems Corp. (a)	180	18,439
AVEO Pharmaceuticals, Inc. (a)	15,140	243,148
Booz Allen Hamilton Holding Corp. (a)	3,740	59,129
Bridgepoint Education, Inc. (a)	13,160	285,177
Capella Education Co. (a)	1,700	59,177
Career Education Corp. (a)	22,800	367,764

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
CBIZ, Inc. (a)	31,510	$199,458
Chemed Corp.	1,950	115,752
Coinstar, Inc. (a)	6,610	315,561
Consolidated Graphics, Inc. (a)	4,810	219,144
Convergys Corp. (a)	3,340	35,738
Corrections Corporation of America (a)	13,940	309,886
Deluxe Corp.	20,144	475,801
DeVry, Inc.	3,270	123,214
Education Management Corp. (a)	9,170	182,116
Euronet Worldwide, Inc. (a)	5,580	108,085
ExamWorks Group, Inc. (a)	2,880	30,384
FleetCor Technologies, Inc. (a)	1,220	34,111
Global Payments, Inc.	780	35,818
Grand Canyon Education, Inc. (a)	5,160	84,160
Healthspring, Inc. (a)	62,880	3,391,747
HMS Holdings Corp. (a)	39,220	958,537
ICF International, Inc. (a)	6,220	145,424
Insperity, Inc.	2,140	55,169
Intersections, Inc.	4,140	69,925
KAR Auction Services, Inc. (a)	18,340	252,175
Kelly Services, Inc. Class A	6,040	98,754
Korn/Ferry International (a)	74,150	1,184,176
Lincoln Educational Services Corp.	12,430	116,221
Medifast, Inc. (a)	11,090	182,320
Monro Muffler Brake, Inc.	34,240	1,269,962
Moody’s Corp.	41,890	1,486,676
Multi-Color Corp.	1,700	45,067
On Assignment, Inc. (a)	4,560	49,202
Providence Service Corp. (a)	1,830	22,875
Quad/Graphics, Inc.	1,660	32,735
Rent-A-Center, Inc.	5,780	197,387
Robert Half International, Inc.	104,460	2,760,878
SAIC, Inc. (a)	26,440	328,649
Team Health Holdings, Inc. (a)	12,260	249,123
Total System Services, Inc.	1,490	29,636
Transcend Services, Inc. (a)	3,710	101,394
TrueBlue, Inc. (a)	2,800	37,016
Valassis Communications, Inc. (a)	3,120	60,934

		16,655,788

Computers — 2.9%
CACI International, Inc. Class A (a)	23,710	1,301,442
Cadence Design Systems, Inc. (a)	35,920	397,634
CGI Group, Inc. (a)	16,350	335,665
Cray, Inc. (a)	6,460	40,892
Electronics for Imaging, Inc. (a)	16,800	252,000
Fortinet, Inc. (a)	23,480	541,449
Jack Henry & Associates, Inc.	1,390	45,050
Manhattan Associates, Inc. (a)	440	18,634
Netscout Systems, Inc. (a)	1,630	26,716
Riverbed Technology, Inc. (a)	1,400	38,612
STEC, Inc. (a)	3,540	40,073

	Number of Shares	Value
Sykes Enterprises, Inc. (a)	16,880	$268,898
Synaptics, Inc. (a)	16,040	541,992
Synopsys, Inc. (a)	6,050	162,201
Western Digital Corp. (a)	45,510	1,212,386

		5,223,644

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc. (a)	1,270	43,536
Revlon, Inc. Class A (a)	3,780	55,679

		99,215

Distribution & Wholesale — 1.6%
Beacon Roofing Supply, Inc. (a)	2,390	44,048
Brightpoint, Inc. (a)	16,790	170,418
Fossil, Inc. (a)	12,421	1,287,561
Houston Wire & Cable Co.	3,510	44,823
Pool Corp.	42,700	1,247,694
United Stationers, Inc.	3,330	105,927

		2,900,471

Diversified Financial — 1.0%
Apollo Global Management LLC Class A	29,840	395,380
Artio Global Investors, Inc.	13,160	96,331
Cohen & Steers, Inc.	940	25,540
Encore Capital Group, Inc. (a)	990	26,819
Federated Investors, Inc. Class B	6,980	136,389
Janus Capital Group, Inc.	27,920	183,155
KBW, Inc.	42,600	603,216
Knight Capital Group, Inc. Class A (a)	1,930	24,106
LPL Investment Holdings, Inc. (a)	640	18,566
World Acceptance Corp. (a)	5,150	348,398

		1,857,900

Electric — 3.2%
The AES Corp. (a)	206,250	2,314,125
Alliant Energy Corp.	7,320	298,510
Avista Corp.	11,530	293,439
Cia Energetica de Minas Gerais Sponsored ADR (Brazil)	20,530	349,831
Cia Paranaense de Energia Sponsored ADR (Brazil)	18,150	366,267
Cleco Corp.	440	16,223
CMS Energy Corp.	24,510	510,298
The Empire District Electric Co.	2,430	48,527
NorthWestern Corp.	9,980	343,811
Pampa Energia SA Sponsored ADR (Argentina)	5,310	66,959
PNM Resources, Inc.	1,090	19,598
Portland General Electric Co.	18,850	462,579
TECO Energy, Inc.	26,890	499,347
Unisource Energy Corp.	5,570	207,650

		5,797,164

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Electrical Components & Equipment — 1.3%
Belden, Inc.	6,440	$207,883
EnerSys (a)	1,520	34,246
Generac Holdings, Inc. (a)	29,790	680,999
Greatbatch, Inc. (a)	39,360	878,909
Littelfuse, Inc.	3,060	149,817
Molex, Inc.	14,330	353,808

		2,305,662

Electronics — 2.5%
Avnet, Inc. (a)	1,260	38,191
AVX Corp.	22,930	307,491
Daktronics, Inc.	5,790	58,479
DDi Corp.	10,350	95,116
Electro Scientific Industries, Inc. (a)	4,260	52,355
Elster Group SE ADR (Germany) (a)	3,930	58,518
Flextronics International Ltd. (a)	8,940	58,691
Imax Corp. (a)	73,360	1,410,713
Ituran Location and Control Ltd.	4,390	58,431
Jabil Circuit, Inc.	14,820	304,699
Kemet Corp. (a)	12,930	119,215
Newport Corp. (a)	12,030	166,615
TTM Technologies, Inc. (a)	7,990	89,248
Vishay Intertechnology, Inc. (a)	29,670	318,952
Waters Corp. (a)	16,630	1,332,396
X-Rite, Inc. (a)	6,090	27,466
Zygo Corp. (a)	790	12,119

		4,508,695

Engineering & Construction — 2.0%
AECOM Technology Corp. (a)	43,955	919,539
Aegion Corp. (a)	1,220	18,044
Chicago Bridge & Iron Co. NV	9,860	360,679
EMCOR Group, Inc.	750	18,802
KBR, Inc.	69,490	1,939,466
URS Corp. (a)	11,090	395,913

		3,652,443

Entertainment — 0.1%
Cinemark Holdings, Inc.	2,510	51,882
Shuffle Master, Inc. (a)	17,230	182,810

		234,692

Environmental Controls — 0.7%
Darling International, Inc. (a)	19,630	275,213
Duoyuan Global Water, Inc. ADR (British Virgin Islands) (a) (b)	4,300	4,171
Tetra Technologies, Inc. (a)	15,460	337,492
Waste Connections, Inc.	17,830	607,111

		1,223,987

Foods — 1.3%
B&G Foods, Inc.	1,410	29,920
The Fresh Market, Inc. (a)	410	16,400
Hormel Foods Corp.	11,350	334,484

	Number of Shares	Value
Overhill Farms, Inc. (a)	6,600	$25,542
Ruddick Corp.	6,420	280,618
Spartan Stores, Inc.	6,300	107,856
TreeHouse Foods, Inc. (a)	18,020	1,105,347
Tyson Foods, Inc. Class A	21,700	418,810
Weis Markets, Inc.	630	24,917

		2,343,894

Forest Products & Paper — 0.8%
Boise, Inc.	41,920	253,616
Buckeye Technologies, Inc.	20,090	607,521
MeadWestvaco Corp.	5,790	161,599
Mercer International, Inc. (a)	9,360	64,397
P.H. Glatfelter Co.	24,400	366,000
Potlatch Corp.	1,410	45,797

		1,498,930

Gas — 0.8%
Atmos Energy Corp.	10,050	344,916
PAA Natural Gas Storage LP	50,400	929,376
Vectren Corp.	5,250	148,995

		1,423,287

Hand & Machine Tools — 0.7%
Kennametal, Inc.	8,480	329,787
Lincoln Electric Holdings, Inc.	2,050	74,620
Regal-Beloit Corp.	16,080	854,331

		1,258,738

Health Care – Products — 1.1%
ArthroCare Corp. (a)	3,290	99,193
Atrion Corp.	330	74,250
Bruker Corp. (a)	6,750	97,403
Cantel Medical Corp.	1,230	33,948
Dexcom, Inc. (a)	54,970	538,156
Hill-Rom Holdings, Inc.	3,230	108,754
ICU Medical, Inc. (a)	750	29,483
IDEXX Laboratories, Inc. (a)	230	16,558
Invacare Corp.	2,237	50,221
Orthofix International NV (a)	11,070	388,668
PSS World Medical, Inc. (a)	14,450	321,512
ResMed, Inc. (a)	2,900	82,070
Vascular Solutions, Inc. (a)	110	1,167
Wright Medical Group, Inc. (a)	10,450	179,635
Young Innovations, Inc.	2,020	58,075

		2,079,093

Health Care – Services — 1.7%
AmSurg Corp. (a)	11,766	298,033
Assisted Living Concepts, Inc.	900	12,789
Bio-Reference Laboratories, Inc. (a)	2,760	55,310
Brookdale Senior Living, Inc. (a)	2,280	37,802
Centene Corp. (a)	12,760	448,514
The Ensign Group, Inc.	10,650	242,394

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Management Associates, Inc. Class A (a)	38,490	$337,172
LifePoint Hospitals, Inc. (a)	9,130	352,966
Lincare Holdings, Inc.	15,954	375,717
Metropolitan Health Networks, Inc. (a)	24,550	160,066
Molina Healthcare, Inc. (a)	2,520	53,374
Select Medical Holdings Corp. (a)	18,830	163,821
Triple-S Management Corp. Class B (a)	4,422	84,018
U.S. Physical Therapy, Inc.	7,290	142,301
Universal Health Services, Inc. Class B	7,680	306,969

		3,071,246

Holding Company – Diversified — 0.1%
Primoris Services Corp.	12,490	162,620

Home Builders — 0.9%
Toll Brothers, Inc. (a)	93,310	1,627,326

Household Products — 1.0%
American Greetings Corp. Class A	13,830	221,418
Church & Dwight Co., Inc.	27,960	1,235,273
CSS Industries, Inc.	2,590	54,597
Helen of Troy Ltd. (a)	7,370	213,214
Jarden Corp.	1,160	37,155
Prestige Brands Holdings, Inc. (a)	6,870	72,685

		1,834,342

Insurance — 5.6%
Alterra Capital Holdings Ltd.	23,520	509,914
American Equity Investment Life Holding Co.	29,310	317,720
American Financial Group, Inc.	14,060	503,770
American Safety Insurance Holdings Ltd. (a)	3,740	76,333
AmTrust Financial Services, Inc.	17,262	438,110
Arch Capital Group Ltd. (a)	38,950	1,401,031
Brown & Brown, Inc.	56,020	1,236,922
CNO Financial Group, Inc. (a)	39,810	248,812
Crawford & Co. Class B	580	4,124
Delphi Financial Group, Inc. Class A	13,410	355,097
FBL Financial Group, Inc. Class A	8,600	280,790
Fidelity National Financial, Inc. Class A	32,400	500,256
Global Indemnity PLC (a)	980	19,786
HCC Insurance Holdings, Inc.	14,790	393,562
Horace Mann Educators Corp.	14,710	197,849
Life Partners Holdings, Inc.	10,610	72,891
Lincoln National Corp.	8,530	162,496
Maiden Holdings Ltd.	23,540	191,851
Meadowbrook Insurance Group, Inc.	26,830	277,959
National Interstate Corp.	2,790	74,214
National Western Life Insurance Co. Class A	500	71,885

	Number of Shares	Value
OneBeacon Insurance Group Ltd. Class A	11,190	$170,312
Primerica, Inc.	22,350	505,780
Principal Financial Group, Inc.	5,860	151,071
Protective Life Corp.	14,990	278,814
Reinsurance Group of America, Inc. Class A	7,700	402,171
Symetra Financial Corp.	33,900	314,253
Torchmark Corp.	7,215	295,310
Tower Group, Inc.	14,700	348,831
Universal Insurance Holdings, Inc.	4,480	18,906
Unum Group	12,230	291,563

		10,112,383

Internet — 2.2%
AOL, Inc. (a)	2,400	33,888
Dice Holdings, Inc. (a)	6,550	66,679
Digital River, Inc. (a)	1,660	30,428
eResearch Technology, Inc. (a)	11,682	59,695
Global Sources Ltd. (a)	3,800	27,702
HealthStream, Inc. (a)	1,680	25,502
j2 Global Communications, Inc.	22,355	688,087
QuinStreet, Inc. (a)	8,190	94,103
TIBCO Software, Inc. (a)	71,390	2,062,457
United Online, Inc.	22,040	130,256
ValueClick, Inc. (a)	25,920	456,192
VASCO Data Security International, Inc. (a)	4,810	39,731
WebMD Health Corp. (a)	1,060	38,107
Websense, Inc. (a)	18,750	334,500

		4,087,327

Investment Companies — 0.0%
Prospect Capital Corp.	4,000	38,280

Iron & Steel — 0.1%
Steel Dynamics, Inc.	8,750	109,288

Leisure Time — 0.0%
Polaris Industries, Inc.	290	18,369

Lodging — 0.2%
Ameristar Casinos, Inc.	15,900	294,150

Machinery – Diversified — 1.4%
AGCO Corp. (a)	7,880	345,380
Albany International Corp. Class A	7,680	173,491
Applied Industrial Technologies, Inc.	14,590	490,516
Briggs & Stratton Corp.	13,150	191,990
DXP Enterprises, Inc. (a)	4,487	112,085
Flowserve Corp.	380	35,222
Gardner Denver, Inc.	240	18,559
Kadant, Inc. (a)	6,570	142,241
Sauer-Danfoss, Inc. (a)	6,140	237,741
Wabtec Corp.	12,170	817,581

		2,564,806

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Manufacturing — 1.1%
Actuant Corp. Class A	14,720	$331,200
Blount International, Inc. (a)	13,860	215,246
The Brink’s Co.	4,530	125,889
Ceradyne, Inc. (a)	1,810	60,563
FreightCar America, Inc. (a)	19,205	363,935
GP Strategies Corp. (a)	6,910	81,676
Koppers Holdings, Inc.	4,380	144,934
LSB Industries, Inc. (a)	4,390	155,538
Myers Industries, Inc.	4,670	57,067
Park-Ohio Holdings Corp. (a)	1,410	22,814
Standex International Corp.	1,490	57,529
Tredegar Corp.	8,060	156,122
Trimas Corp. (a)	10,850	211,466

		1,983,979

Media — 0.8%
Belo Corp. Class A	21,900	138,846
Demand Media, Inc. (a)	4,580	31,923
DISH Network Corp. Class A (a)	3,910	94,505
FactSet Research Systems, Inc.	7,920	787,406
Journal Communications, Inc. Class A (a)	11,650	44,969
Meredith Corp.	1,070	28,708
Sinclair Broadcast Group, Inc. Class A	33,842	324,206

		1,450,563

Metal Fabricate & Hardware — 0.2%
Worthington Industries, Inc.	22,620	390,874

Mining — 1.1%
Century Aluminum Co. (a)	56,670	632,437
Coeur d’Alene Mines Corp. (a)	10,400	265,928
Compass Minerals International, Inc.	9,040	687,673
Noranda Aluminum Holding Corp. (a)	10,560	97,786
Pan American Silver Corp.	5,820	162,727
Stillwater Mining Co. (a)	21,250	241,400

		2,087,951

Office Furnishings — 0.5%
Herman Miller, Inc.	12,680	261,842
Knoll, Inc.	24,120	367,830
Steelcase, Inc. Class A	27,340	202,589

		832,261

Oil & Gas — 3.5%
CVR Energy, Inc. (a)	20,846	516,147
Energy XXI (Bermuda) Ltd. (a)	38,360	1,126,633
Ensign Energy Services, Inc.	1,160	17,445
Helmerich & Payne, Inc.	2,260	120,187
Kosmos Energy Ltd. (a)	55,320	857,460
Nabors Industries Ltd. (a)	16,030	293,830
Parker Drilling Co. (a)	30,880	170,766
Patterson-UTI Energy, Inc.	14,280	290,170
Petrobras Argentina SA ADR (Argentina)	8,160	114,240

	Number of Shares	Value
PetroQuest Energy, Inc. (a)	34,610	$252,307
Pioneer Drilling Co. (a)	14,700	145,383
Precision Drilling Corp. (a)	30,210	349,530
Stone Energy Corp. (a)	15,860	385,239
Tesoro Corp. (a)	17,760	460,694
VAALCO Energy, Inc. (a)	45,220	307,948
W&T Offshore, Inc.	18,720	368,597
Warren Resources, Inc. (a)	24,220	75,809
Western Refining, Inc. (a)	31,850	508,963

		6,361,348

Oil & Gas Services — 2.1%
Bolt Technology Corp. (a)	4,780	48,182
Helix Energy Solutions Group, Inc. (a)	17,090	308,646
HollyFrontier Corp.	63,820	1,958,636
ION Geophysical Corp. (a)	14,490	110,414
Matrix Service Co. (a)	6,920	73,490
Newpark Resources, Inc. (a)	58,510	522,494
RPC, Inc.	18,380	341,317
Superior Energy Services, Inc. (a)	10,260	288,511
Tesco Corp. (a)	8,800	136,136

		3,787,826

Packaging & Containers — 1.1%
Graphic Packaging Holding Co. (a)	51,010	225,464
Packaging Corporation of America	53,920	1,406,234
Sealed Air Corp.	19,360	344,608
Silgan Holdings, Inc.	920	34,537

		2,010,843

Pharmaceuticals — 2.7%
Hi-Tech Pharmacal Co., Inc. (a)	9,220	327,494
The Medicines Co. (a)	28,270	529,214
Obagi Medical Products, Inc. (a)	5,370	50,693
Omega Protein Corp. (a)	4,810	52,092
Patterson Cos., Inc.	9,300	292,671
Perrigo Co.	4,850	437,858
Pharmasset, Inc. (a)	5,810	409,024
Questcor Pharmaceuticals, Inc. (a)	47,260	1,919,229
SciClone Pharmaceuticals, Inc. (a)	31,930	134,425
United Therapeutics Corp. (a)	850	37,171
USANA Health Sciences, Inc. (a)	6,440	222,824
Warner Chilcott PLC Class A (a)	23,780	430,894

		4,843,589

Pipelines — 1.0%
MarkWest Energy Partners LP	38,120	1,899,520

Real Estate Investment Trusts (REITS) — 9.4%
American Assets Trust, Inc.	900	18,243
American Campus Communities, Inc.	14,220	553,585
Associated Estates Realty Corp.	18,600	315,828
BRE Properties, Inc.	10,290	515,735
Camden Property Trust	540	32,746
Chatham Lodging Trust	30,230	340,087

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Colonial Properties Trust	11,380	$230,786
CubeSmart	39,070	383,277
CYS Investments, Inc.	48,660	617,009
DDR Corp.	20,370	260,940
Digital Realty Trust, Inc.	32,750	2,041,307
Douglas Emmett, Inc.	5,620	109,590
Eastgroup Properties	8,160	355,858
Education Realty Trust, Inc.	7,780	71,965
Equity Lifestyle Properties, Inc.	6,810	450,345
Essex Property Trust, Inc.	3,650	521,074
Extra Space Storage, Inc.	23,100	520,443
Federal Realty Investment Trust	3,490	309,772
Glimcher Realty Trust	16,900	154,804
Hatteras Financial Corp.	38,390	986,623
Home Properties, Inc.	8,330	490,637
Hospitality Properties Trust	13,820	332,095
LaSalle Hotel Properties	65,490	1,565,866
Lexington Realty Trust	10,200	80,172
LTC Properties, Inc.	4,540	128,754
Mid-America Apartment Communities, Inc.	20,362	1,270,589
National Retail Properties, Inc.	11,750	320,187
Plum Creek Timber Co., Inc.	5,430	204,494
Post Properties, Inc.	7,510	308,511
Realty Income Corp.	7,020	234,538
Senior Housing Properties Trust	10,320	231,581
Sovran Self Storage, Inc.	4,430	195,806
Starwood Property Trust, Inc.	60,140	1,130,030
Sun Communities, Inc.	7,800	297,024
Tanger Factory Outlet Centers, Inc.	17,890	503,782
Taubman Centers, Inc.	7,600	465,348
Universal Health Realty Income Trust	1,210	45,944
Washington Real Estate Investment Trust	3,860	111,786
Weingarten Realty Investors	12,730	295,463

		17,002,624

Retail — 8.0%
Advance Auto Parts, Inc.	1,520	98,906
AFC Enterprises (a)	3,300	45,243
ANN, INC. (a)	10,710	285,314
Big Lots, Inc. (a)	11,200	422,128
Bob Evans Farms, Inc.	810	26,649
Brinker International, Inc.	17,720	405,788
CarMax, Inc. (a)	21,720	652,903
Casey’s General Stores, Inc.	6,900	341,895
Casual Male Retail Group, Inc. (a)	2,410	10,002
The Cato Corp. Class A	16,951	434,454
The Cheesecake Factory, Inc. (a)	10,510	294,175
Chico’s FAS, Inc.	18,790	232,244
The Children’s Place Retail Store, Inc. (a)	26,020	1,221,639
Cost Plus, Inc. (a)	2,290	18,068

	Number of Shares	Value
Cracker Barrel Old Country Store, Inc.	20,250	$858,398
Dillard’s, Inc. Class A	10,780	555,493
DSW, Inc. Class A	740	38,732
Dunkin’ Brands Group, Inc. (a)	17,880	520,487
Express, Inc.	23,470	530,187
The Finish Line, Inc. Class A	21,580	433,758
First Cash Financial Services, Inc. (a)	410	17,015
Foot Locker, Inc.	22,760	497,534
Fred’s, Inc. Class A	4,430	54,002
GameStop Corp. Class A (a)	18,880	482,762
The Men’s Wearhouse, Inc.	12,230	377,662
Papa John’s International, Inc. (a)	11,247	379,699
The Pep Boys-Manny, Moe & Jack	3,670	42,205
PetSmart, Inc.	880	41,316
Pier 1 Imports, Inc. (a)	22,970	287,355
PVH Corp.	26,380	1,962,936
Regis Corp.	9,650	157,874
Saks, Inc. (a)	22,720	240,150
Sally Beauty Holdings, Inc. (a)	16,940	325,079
Select Comfort Corp. (a)	17,030	353,713
Stage Stores, Inc.	12,970	202,721
Texas Roadhouse, Inc.	15,030	215,380
Tractor Supply Co.	14,998	1,063,958
The Wet Seal, Inc. Class A (a)	36,580	153,270
Williams-Sonoma, Inc.	8,130	305,200

		14,586,294

Savings & Loans — 0.5%
BankUnited, Inc.	32,780	714,276
Dime Community Bancshares, Inc.	790	9,417
First Defiance Financial Corp. (a)	6,060	86,113
OceanFirst Financial Corp.	2,550	33,252

		843,058

Semiconductors — 5.7%
Amtech Systems, Inc. (a)	4,280	43,742
ASM International NV	4,080	115,138
Atmel Corp. (a)	34,740	366,854
ATMI, Inc. (a)	7,860	160,344
Brooks Automation, Inc.	35,350	369,407
Cavium, Inc. (a)	13,560	443,276
Cirrus Logic, Inc. (a)	22,470	373,901
Cypress Semiconductor Corp. (a)	18,850	360,223
Entegris, Inc. (a)	30,610	274,266
Entropic Communications, Inc. (a)	29,630	172,447
Fairchild Semiconductor International, Inc. (a)	14,700	220,059
GSI Technology, Inc. (a)	14,730	72,177
GT Advanced Technologies, Inc. (a)	44,560	365,392
Himax Technologies, Inc. ADR (Cayman Islands)	12,730	13,494
IXYS Corp. (a)	6,810	93,093
KLA-Tencor Corp.	1,050	49,445

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Kulicke & Soffa Industries, Inc. (a)	25,070	$241,925
Lattice Semiconductor Corp. (a)	66,680	422,084
LSI Corp. (a)	52,390	327,437
Magnachip Semiconductor Corp. (a)	1,440	10,901
Maxim Integrated Products, Inc.	1,290	33,746
Micrel, Inc.	40,223	443,257
MKS Instruments, Inc.	13,220	352,181
Nanometrics, Inc. (a)	20,120	339,626
Novellus Systems, Inc. (a)	7,080	244,614
OmniVision Technologies, Inc. (a)	13,060	213,009
Photronics, Inc. (a)	31,660	198,508
QLogic Corp. (a)	28,630	399,961
Rudolph Technologies, Inc. (a)	10,630	78,343
Semtech Corp. (a)	72,669	1,774,577
Skyworks Solutions, Inc. (a)	61,250	1,213,362
Teradyne, Inc. (a)	19,990	286,257
Veeco Instruments, Inc. (a)	6,830	182,293

		10,255,339

Software — 2.4%
Acxiom Corp. (a)	13,910	183,473
CSG Systems International, Inc. (a)	13,335	189,890
Informatica Corp. (a)	400	18,200
JDA Software Group, Inc. (a)	8,650	275,675
ManTech International Corp. Class A	7,500	263,475
MedQuist Holdings, Inc. (a)	17,450	149,198
Monotype Imaging Holdings, Inc. (a)	7,850	106,525
MSCI, Inc. Class A (a)	62,280	2,079,529
Solarwinds, Inc. (a)	36,490	1,053,101

		4,319,066

Storage & Warehousing — 0.0%
Wesco Aircraft Holdings, Inc. (a)	1,650	18,629

Telecommunications — 3.5%
Amdocs Ltd. (a)	6,770	203,235
Aruba Networks, Inc. (a)	62,790	1,487,495
Brasil Telecom SA Sponsored ADR (Brazil)	7,370	151,454
Cellcom Israel Ltd.	16,450	362,558
Cincinnati Bell, Inc. (a)	32,911	105,973
Finisar Corp. (a)	62,280	1,276,117
Harris Corp.	860	32,465
Mastec, Inc. (a)	21,040	454,885
NeuStar, Inc. Class A (a)	12,680	403,097
Nortel Inversora SA Series B ADR (Argentina) (a)	3,490	83,306
Partner Communications Sponsored ADR (Israel)	9,570	113,692
Plantronics, Inc.	8,960	299,354
Polycom, Inc. (a)	1,560	25,787
RF Micro Devices, Inc. (a)	12,190	89,475
Telecom Argentina SA Sponsored ADR (Argentina)	15,380	308,830

	Number of Shares	Value
Telecom Corp. of New Zealand Ltd. Sponsored ADR (New Zealand)	27,400	$280,576
USA Mobility, Inc.	19,804	258,838
Vonage Holdings Corp. (a)	105,860	354,631

		6,291,768

Textiles — 0.0%
Cintas Corp.	580	17,336

Transportation — 2.7%
Genesee & Wyoming, Inc. Class A (a)	14,510	859,137
Hub Group, Inc. Class A (a)	37,960	1,186,630
Knight Transportation, Inc.	21,710	329,992
Old Dominion Freight Line, Inc. (a)	61,585	2,252,163
RailAmerica, Inc. (a)	7,280	99,518
Saia, Inc. (a)	4,660	62,211
Werner Enterprises, Inc.	2,500	59,250

		4,848,901

Water — 0.5%
Aqua America, Inc.	37,900	841,001

TOTAL COMMON STOCK (Cost $166,494,357)		178,475,924

TOTAL EQUITIES (Cost $166,494,357)		178,475,924

RIGHTS — 0.0%
Pharmaceuticals — 0.0%
Indevus Pharmaceuticals, Inc. (Escrow Shares) (a) (b)	600	6

TOTAL RIGHTS (Cost $0)		6

TOTAL LONG-TERM INVESTMENTS (Cost $166,494,357)		178,475,930

	Principal Amount
SHORT-TERM INVESTMENTS — 1.3%
Repurchase Agreement — 1.3%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (c)	$2,321,218	2,321,218

TOTAL SHORT-TERM INVESTMENTS (Cost $2,321,218)		2,321,218

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 99.9% (Cost $168,815,575) (d)	$180,797,148

Other Assets/(Liabilities) — 0.1%	266,287

NET ASSETS — 100.0%	$181,063,435

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $2,321,218. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $2,368,055.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 97.1%
Aerospace & Defense — 2.6%
Embraer SA Sponsored ADR (Brazil)	128,180	$3,565,967
European Aeronautic Defence and Space Co.	204,690	6,004,013

		9,569,980

Apparel — 0.9%
Tod’s SpA	33,179	3,306,352

Auto Manufacturers — 0.1%
Bayerische Motoren Werke AG	5,925	482,864

Banks — 3.6%
Banco Bilbao Vizcaya Argentaria SA	485,115	4,364,166
Bank of America Corp.	194,010	1,325,088
HSBC Holdings PLC	217,609	1,932,156
Itau Unibanco Holding SA Sponsored ADR (Brazil)	83,290	1,592,505
Societe Generale	41,900	1,201,435
Sumitomo Mitsui Financial Group, Inc.	94,000	2,620,628

		13,035,978

Beverages — 3.8%
Carlsberg A/S Class B	28,868	1,939,738
Companhia de Bebidas das Americas ADR (Brazil)	124,300	4,191,396
Fomento Economico Mexicano SAB de CV	816,528	5,479,260
Grupo Modelo SAB de CV Class C	345,426	2,197,435

		13,807,829

Biotechnology — 0.8%
Amgen, Inc.	50,840	2,911,607

Chemicals — 0.8%
Linde AG	17,600	2,794,204

Commercial Services — 1.3%
Automatic Data Processing, Inc.	79,410	4,155,525
Multiplus SA	37,800	638,495
Zee Learn Ltd. (a)	72,963	28,749

		4,822,769

Cosmetics & Personal Care — 1.7%
Colgate-Palmolive Co.	67,630	6,111,723

Diversified Financial — 4.9%
BM&F BOVESPA SA	634,600	3,788,712
Credit Suisse Group (a)	180,148	5,192,959
The Goldman Sachs Group, Inc.	37,390	4,096,075
UBS AG (a)	390,101	4,921,255

		17,999,001

	Number of Shares	Value
Electric — 0.8%
Fortum OYJ	113,565	$2,762,990

Electrical Components & Equipment — 1.3%
Emerson Electric Co.	65,060	3,130,687
Prysmian SpA	98,979	1,487,753

		4,618,440

Electronics — 5.5%
Fanuc Ltd.	16,800	2,712,769
Hoya Corp.	99,500	2,182,738
Keyence Corp.	13,920	3,540,546
Koninklijke Philips Electronics NV	130,315	2,698,908
Kyocera Corp.	24,200	2,130,999
Murata Manufacturing Co. Ltd.	78,110	4,349,179
Nidec Corp.	30,200	2,485,442

		20,100,581

Entertainment — 0.4%
Lottomatica SpA (a)	80,210	1,527,503

Foods — 2.7%
Nestle SA	75,754	4,383,863
Unilever PLC	164,007	5,474,699

		9,858,562

Health Care – Products — 1.1%
Zimmer Holdings, Inc. (a)	78,430	4,127,771

Health Care – Services — 3.4%
Aetna, Inc.	149,410	5,940,542
WellPoint, Inc.	94,900	6,538,610

		12,479,152

Holding Company – Diversified — 1.8%
LVMH Moet Hennessy Louis Vuitton SA	40,050	6,637,494

Home Furnishing — 0.6%
Sony Corp.	109,800	2,308,833

Insurance — 5.7%
Aflac, Inc.	70,340	3,171,631
Allianz SE	45,619	5,096,323
The Dai-ichi Life Insurance Co. Ltd.	3,080	3,489,735
Fidelity National Financial, Inc. Class A	118,410	1,828,250
Prudential PLC	379,612	3,926,937
XL Group PLC	150,040	3,261,870

		20,774,746

Internet — 4.2%
eBay, Inc. (a)	353,500	11,251,905
Google, Inc. Class A (a)	7,220	4,278,861

		15,530,766

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Investment Companies — 1.1%
Investor AB Class B	201,803	$3,938,535

Leisure Time — 1.5%
Carnival Corp.	161,080	5,671,627

Manufacturing — 3.9%
3M Co.	56,490	4,463,840
Siemens AG	92,492	9,694,022

		14,157,862

Media — 4.2%
Grupo Televisa SAB Sponsored ADR (Mexico)	196,170	4,184,306
The McGraw-Hill Cos., Inc.	91,680	3,896,400
The Walt Disney Co.	165,460	5,771,245
Wire and Wireless India Ltd. (a)	386,427	69,424
Zee Entertainment Enterprises Ltd.	574,496	1,410,181

		15,331,556

Metal Fabricate & Hardware — 1.4%
Assa Abloy AB Series B	216,216	5,247,979

Oil & Gas — 1.3%
Total SA	78,540	4,107,130
YPF SA Sponsored ADR (Argentina)	24,460	822,101

		4,929,231

Oil & Gas Services — 2.6%
Technip SA	59,800	5,653,905
Transocean Ltd.	65,062	3,718,293

		9,372,198

Pharmaceuticals — 4.2%
Allergan, Inc.	15,010	1,262,641
Amylin Pharmaceuticals, Inc. (a)	159,030	1,832,025
Bayer AG	64,152	4,091,606
Gilead Sciences, Inc. (a)	43,100	1,795,546
Mitsubishi Tanabe Pharma Corp.	117,400	2,036,673
Roche Holding AG	15,027	2,470,496
Theravance, Inc. (a)	83,990	1,867,098

		15,356,085

Real Estate — 0.5%
DLF Ltd.	351,396	1,721,166

Retail — 7.6%
E-Mart Co. Ltd. (a)	8,995	2,333,679
Inditex SA	68,352	6,187,481
Kingfisher PLC	278,520	1,151,844
McDonald’s Corp.	79,830	7,412,216
PPR	21,180	3,296,425
Tiffany & Co.	93,420	7,448,377

		27,830,022

Semiconductors — 4.7%
Altera Corp.	203,660	7,722,787

	Number of Shares	Value
Maxim Integrated Products, Inc.	206,900	$5,412,504
Taiwan Semiconductor Manufacturing Co. Ltd.	1,681,505	4,100,896

		17,236,187

Software — 8.5%
Adobe Systems, Inc. (a)	156,640	4,606,782
Infosys Technologies Ltd.	79,879	4,694,671
Intuit, Inc.	144,210	7,739,751
Microsoft Corp.	211,980	5,645,028
SAP AG	141,255	8,511,979

		31,198,211

Telecommunications — 7.1%
Corning, Inc.	201,730	2,882,722
Juniper Networks, Inc. (a)	184,360	4,511,289
KDDI Corp.	691	5,055,148
Telefonaktiebolaget LM Ericsson Class B	1,317,612	13,716,137

		26,165,296

Toys, Games & Hobbies — 0.4%
Nintendo Co. Ltd.	8,800	1,330,956

Transportation — 0.1%
All America Latina Logistica SA	109,400	544,818

TOTAL COMMON STOCK (Cost $310,321,509)		355,600,874

PREFERRED STOCK — 1.7%
Auto Manufacturers — 1.7%
Bayerische Motoren Werke AG 0.770%	113,403	6,181,718

TOTAL PREFERRED STOCK (Cost $4,180,441)		6,181,718

TOTAL EQUITIES (Cost $314,501,950)		361,782,592

MUTUAL FUNDS — 1.0%
Diversified Financial — 1.0%
Oppenheimer Institutional Money Market Fund Class E (b)	3,756,997	3,756,997

TOTAL MUTUAL FUNDS (Cost $3,756,997)		3,756,997

TOTAL LONG-TERM INVESTMENTS (Cost $318,258,947)		365,539,589

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Portfolio of Investments (Continued)

Value

TOTAL INVESTMENTS — 99.8% (Cost $318,258,947) (c)	$365,539,589

Other Assets/(Liabilities) — 0.2%	779,362

NET ASSETS — 100.0%	$366,318,951

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 97.7%

COMMON STOCK — 95.7%
Aerospace & Defense — 1.9%
Empresa Brasileira de Aeronautica SA	802,519	$5,539,128
European Aeronautic Defence and Space Co.	225,850	6,624,683

		12,163,811

Apparel — 1.1%
Burberry Group PLC	323,712	6,927,707

Auto Manufacturers — 0.9%
Bayerische Motoren Werke AG	70,309	5,729,903

Banks — 0.4%
ICICI Bank Ltd. Sponsored ADR (India)	61,855	2,298,532

Beverages — 3.5%
C&C Group PLC	1,639,425	6,639,365
Diageo PLC	352,933	7,310,465
Heineken NV	38,124	1,846,402
Pernod-Ricard SA	69,045	6,434,025

		22,230,257

Biotechnology — 1.2%
CSL Ltd.	239,800	7,181,405
Marshall Edwards, Inc. (a)	209,198	278,234
Tyrian Diagnostics Ltd. (a)	16,676,300	35,150

		7,494,789

Building Materials — 1.4%
James Hardie Industries NV (a)	881,100	5,694,717
Sika AG	1,809	3,541,172

		9,235,889

Chemicals — 2.6%
Brenntag AG	71,799	7,220,804
Filtrona PLC	1,416,618	9,002,546

		16,223,350

Commercial Services — 10.4%
Aggreko PLC	291,110	7,959,305
Benesse Holdings, Inc.	86,547	3,779,860
BTG PLC (a)	375,749	1,661,159
Bunzl PLC	812,708	10,471,809
Capita Group PLC	803,664	9,358,553
De La Rue PLC	209,990	2,841,350
Dignity PLC	319,940	4,186,923
Edenred	109,360	3,081,268
Experian PLC	1,070,584	13,871,385
MegaStudy Co. Ltd.	13,837	1,534,257
Prosegur Cia de Seguridad SA	144,950	7,191,508
Zee Learn Ltd. (a)	152,101	59,930

		65,997,307

	Number of Shares	Value
Computers — 1.5%
Gemalto NV	109,850	$4,976,427
HTC Corp.	192,000	4,269,414

		9,245,841

Cosmetics & Personal Care — 0.4%
L’Oreal	22,160	2,440,519

Distribution & Wholesale — 0.7%
Wolseley PLC	145,323	4,184,969

Diversified Financial — 3.3%
BinckBank NV	456,582	5,278,915
Collins Stewart PLC	954,824	932,595
Housing Development Finance Corp.	95,405	1,337,367
ICAP PLC	1,403,902	9,058,556
Swissquote Group Holding SA	26,220	1,099,376
Tullett Prebon PLC	522,991	2,940,361

		20,647,170

Electrical Components & Equipment — 1.6%
Legrand SA	145,360	5,127,606
Schneider Electric SA	82,000	4,749,732

		9,877,338

Electronics — 6.3%
Fanuc Ltd.	24,600	3,972,269
Hoya Corp.	408,200	8,954,712
Ibiden Co. Ltd.	66,494	1,458,626
Keyence Corp.	22,309	5,674,284
Nidec Corp.	143,600	11,818,195
Nippon Electric Glass Co. Ltd.	195,000	1,738,589
Omron Corp.	86,721	1,857,246
Phoenix Mecano	8,157	4,316,005

		39,789,926

Energy – Alternate Sources — 0.1%
Ceres Power Holdings PLC (a)	1,273,922	320,543

Engineering & Construction — 3.0%
ABB Ltd. (a)	389,524	7,343,603
Boskalis Westminster	162,663	5,681,591
Leighton Holdings Ltd.	87,342	1,954,537
Trevi Finanziaria SpA	374,536	4,174,648

		19,154,379

Entertainment — 1.2%
William Hill PLC	2,147,720	7,442,209

Foods — 4.6%
Aryzta AG	165,592	7,986,995
Barry Callebaut AG (a)	8,770	8,319,227
Nestle SA	62,833	3,636,129
Unilever PLC	200,766	6,701,746
Woolworths Ltd.	114,302	2,842,547

		29,486,644

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Health Care – Products — 4.8%
Cie Generale d’Optique Essilor International SA	63,750	$4,611,512
DiaSorin SpA	56,253	1,820,796
Luxottica Group SpA	150,043	4,408,173
Nobel Biocare Holding AG (a)	158,748	1,946,611
Ortivus AB Class A (a) (b)	114,300	158,715
Ortivus AB Class B (a) (b)	859,965	262,946
Smith & Nephew PLC	288,635	2,633,364
Sonova Holding AG (a)	38,862	4,097,197
Straumann Holding AG	14,909	2,622,102
Terumo Corp.	71,300	3,619,843
William Demant Holding (a)	52,519	4,167,969

		30,349,228

Health Care – Services — 1.0%
Sonic Healthcare Ltd.	561,167	6,478,559

Holding Company – Diversified — 1.1%
LVMH Moet Hennessy Louis Vuitton SA	43,250	7,167,831

Home Furnishing — 0.7%
SEB SA	50,099	4,192,892

Household Products — 0.9%
Reckitt Benckiser Group PLC	113,536	5,823,623

Insurance — 0.7%
Prudential PLC	418,635	4,330,614

Internet — 2.0%
Dena Co. Ltd.	136,100	5,916,188
eAccess Ltd.	4,258	1,144,667
United Internet AG	215,124	4,230,951
Yoox SpA (a)	97,608	1,393,944

		12,685,750

Leisure Time — 0.6%
Carnival Corp.	105,520	3,715,359

Machinery – Construction & Mining — 2.6%
Atlas Copco AB A Shares	186,584	4,057,244
Outotec OYJ	125,384	5,794,877
Rio Tinto PLC	122,723	6,636,055

		16,488,176

Machinery – Diversified — 0.9%
The Weir Group PLC	182,350	5,574,414

Manufacturing — 3.1%
Aalberts Industries NV	686,847	12,075,242
Siemens AG	74,794	7,839,107

		19,914,349

Media — 1.8%
Grupo Televisa SAB Sponsored ADR (Mexico)	119,640	2,551,921
Vivendi SA	284,090	6,364,394

	Number of Shares	Value
Zee Entertainment Enterprises Ltd.	963,689	$2,365,511

		11,281,826

Metal Fabricate & Hardware — 0.5%
Vallourec SA	51,841	3,139,351

Mining — 1.3%
Impala Platinum Holdings Ltd.	222,605	5,109,652
Orica Ltd.	117,600	3,157,147

		8,266,799

Office Equipment/Supplies — 0.9%
Canon, Inc.	126,000	5,753,937

Oil & Gas — 2.1%
BG Group PLC	466,150	10,101,871
Cairn Energy PLC (a)	706,210	3,326,177

		13,428,048

Oil & Gas Services — 2.0%
Saipem SpA	86,037	3,822,081
Schoeller-Bleckmann Oilfield Equipment AG	37,914	2,988,304
Technip SA	64,520	6,100,166

		12,910,551

Pharmaceuticals — 2.8%
Grifols SA (a)	411,096	7,643,941
Novogen Ltd. (a)	2,646,478	324,598
Roche Holding AG	59,003	9,700,317

		17,668,856

Retail — 5.6%
Cie Financiere Richemont SA	62,996	3,574,366
Domino’s Pizza UK & IRL PLC	351,290	2,572,925
Hennes & Mauritz AB Class B	75,741	2,497,943
Inditex SA	112,602	10,193,158
PPR	24,340	3,788,243
Shoppers Drug Mart Corp.	176,407	7,415,554
Swatch Group AG	13,401	5,619,183

		35,661,372

Semiconductors — 0.8%
ARM Holdings PLC	578,760	5,421,579

Software — 6.1%
Aveva Group PLC	109,103	2,760,129
Compugroup Holding AG	107,393	1,381,807
Dassault Systemes SA	85,800	7,220,192
Infosys Technologies Ltd.	42,851	2,518,451
SAP AG	227,867	13,731,189
Temenos Group AG (a)	476,889	9,029,576
The Sage Group PLC	493,440	2,201,304

		38,842,648

Telecommunications — 6.3%
BT Group PLC	5,286,201	15,964,339

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Inmarsat PLC	351,180	$2,634,705
SES SA	129,670	3,308,384
Telecity Group PLC (a)	598,610	5,738,191
Telefonaktiebolaget LM Ericsson Class B	1,187,170	12,358,256

		40,003,875

Toys, Games & Hobbies — 0.3%
Nintendo Co. Ltd.	13,300	2,011,559

Transportation — 0.7%
Koninklijke Vopak NV	75,822	3,907,004
Tsakos Energy Navigation Ltd.	75,668	452,494

		4,359,498

TOTAL COMMON STOCK (Cost $539,653,817)		606,361,777

CONVERTIBLE PREFERRED STOCK — 0.8%
Oil & Gas — 0.8%
Ceres, Inc. Series C (Acquired 1/06/99-3/09/06, Cost $3,659,400) (a) (c) (d)	900,000	4,275,000
Ceres, Inc. Series C-1 (Acquired 7/31/01-2/05/07, Cost $384,192) (a) (c) (d)	96,820	459,895
Ceres, Inc. Series D (Acquired 1/06/99, Cost $118,800) (a) (c) (d)	29,700	151,470

		4,886,365

TOTAL CONVERTIBLE PREFERRED STOCK (Cost $4,162,392)		4,886,365

PREFERRED STOCK — 1.2%
Mining — 1.2%
Vale SA Sponsored ADR (Brazil) 7.440%	321,940	7,597,784

TOTAL PREFERRED STOCK (Cost $1,408,354)		7,597,784

TOTAL EQUITIES (Cost $545,224,563)		618,845,926

WARRANTS — 0.0%
Biotechnology — 0.0%
Tyrian Diagnostics Ltd. Warrants, Expires 12/20/13, Strike 0.01 (a)	4,657,320	4,908

TOTAL WARRANTS (Cost $0)		4,908

	Number of Shares	Value
MUTUAL FUNDS — 2.3%
Diversified Financial — 2.3%
Oppenheimer Institutional Money Market Fund Class E (b)	14,359,185	$14,359,185

TOTAL MUTUAL FUNDS (Cost $14,359,185)		14,359,185

TOTAL LONG-TERM INVESTMENTS (Cost $559,583,748)		633,210,019

	Principal Amount

SHORT-TERM INVESTMENTS — 0.0%
Time Deposits — 0.0%
Euro Time Deposit, 0.010% 11/01/11	$19,543	19,543

TOTAL SHORT-TERM INVESTMENTS (Cost $19,543)		19,543

TOTAL INVESTMENTS — 100.0% (Cost $559,603,291) (e)		633,229,562

Other Assets/(Liabilities) — 0.0%		18,193

NET ASSETS — 100.0%		$633,247,755

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Affiliated issuer. (See Note 7 for a summary of transactions in the investments of affiliated issuers).
(c)	Restricted security. Certain securities are restricted as to resale. At October 31, 2011, these securities amounted to a value of $4,886,365 or 0.77% of net assets. The Funds generally bear the costs, if any, associated with the disposition of restricted securities.
(d)	This security is valued in good faith under procedures established by the Board of Trustees.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 99.0%

COMMON STOCK — 99.0%
Aerospace & Defense — 1.7%
Rolls-Royce Holdings PLC Class C (a) (b)	9,348,879	$15,032
Rolls-Royce Holdings PLC (a)	135,491	1,522,323

		1,537,355

Agriculture — 2.0%
Imperial Tobacco Group PLC	49,264	1,795,339

Auto Manufacturers — 1.6%
Bayerische Motoren Werke AG	18,472	1,505,394

Banks — 3.4%
DBS Group Holdings, Ltd.	136,000	1,326,731
Julius Baer Group Ltd. (a)	48,633	1,829,319

		3,156,050

Beverages — 1.8%
SABMiller PLC	46,476	1,686,444

Chemicals — 5.3%
Israel Chemicals Ltd.	155,995	1,858,410
Lintec Corp.	52,300	1,102,494
Syngenta AG	6,316	1,931,570

		4,892,474

Cosmetics & Personal Care — 1.5%
Unicharm Corp.	29,900	1,343,012

Diversified Financial — 3.9%
Deutsche Boerse AG (a)	30,993	1,710,040
UBS AG (a)	149,141	1,881,464

		3,591,504

Electronics — 5.1%
Keyence Corp.	6,900	1,755,012
Kyocera Corp.	20,300	1,787,574
Nidec Corp.	13,300	1,094,582

		4,637,168

Foods — 0.7%
Marine Harvest	1,489,584	663,886

Health Care – Products — 1.5%
Fresenius SE & Co. KGaA	14,139	1,389,756

Holding Company – Diversified — 2.1%
Keppel Corp Ltd.	254,400	1,901,015

Household Products — 1.6%
Societe BIC SA	16,792	1,498,005

Insurance — 10.4%
Admiral Group PLC	75,836	1,429,602
Tokio Marine Holdings, Inc.	67,300	1,601,810
Muenchener Rueckversicherungs AG	11,636	1,559,860
Prudential PLC	153,262	1,585,435

	Number of Shares	Value
SCOR SE	61,849	$1,438,643
Zurich Financial Services AG (a)	8,130	1,868,432

		9,483,782

Internet — 3.3%
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	11,700	1,640,106
Rakuten, Inc.	1,243	1,366,126

		3,006,232

Investment Companies — 1.7%
Resolution Ltd.	364,875	1,603,673

Iron & Steel — 1.7%
Hitachi Metals Ltd.	134,000	1,522,064

Media — 2.9%
Jupiter Telecommunications Co. Ltd.	1,413	1,380,661
WPP PLC	118,729	1,230,510

		2,611,171

Metal Fabricate & Hardware — 0.2%
MISUMI Group, Inc.	11,100	231,626

Mining — 10.3%
Centamin Egypt Ltd. (a)	966,713	1,691,134
Fresnillo PLC	76,431	2,075,942
Newcrest Mining Ltd.	56,154	1,978,140
Paladin Energy Ltd. (a)	950,631	1,431,843
Randgold Resources Ltd.	20,278	2,218,559

		9,395,618

Oil & Gas — 11.8%
BG Group PLC	86,495	1,874,421
BP PLC	278,068	2,049,647
Gazprom OAO Sponsored ADR (Russia)	162,164	1,882,724
Niko Resources Ltd.	24,171	1,329,617
Total SA	38,437	2,010,005
Tullow Oil PLC	72,241	1,621,569

		10,767,983

Pharmaceuticals — 10.4%
Bayer AG	41,391	2,639,912
Chugai Pharmaceutical Co. Ltd.	81,400	1,274,106
Sanofi	28,489	2,039,336
Shire Ltd.	48,451	1,521,365
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	49,609	2,026,528

		9,501,247

Real Estate — 1.7%
Sun Hung Kai Properties Ltd.	112,000	1,522,669

Software — 2.2%
SAP AG	33,470	2,016,891

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Telecommunications — 8.7%
America Movil SAB de CV Series L ADR (Mexico)	73,340	$1,864,303
KT Corp. Sponsored ADR (Republic of Korea)	109,391	1,824,642
Nippon Telegraph & Telephone Corp.	38,700	1,978,456
NTT DOCOMO, Inc.	279	492,816
SES SA	69,239	1,766,555

		7,926,772

Water — 1.5%
Suez Environnement Co.	87,576	1,371,474

TOTAL COMMON STOCK (Cost $84,100,872)		90,558,604

TOTAL EQUITIES (Cost $84,100,872)		90,558,604

TOTAL LONG-TERM INVESTMENTS (Cost $84,100,872)		90,558,604

	Principal Amount

SHORT-TERM INVESTMENTS — 0.6%
Repurchase Agreement — 0.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (c)	$548,851	548,851

TOTAL SHORT-TERM INVESTMENTS (Cost $548,851)		548,851

TOTAL INVESTMENTS — 99.6% (Cost $84,649,723) (d)		91,107,455

Other Assets/(Liabilities) — 0.4%		392,553

NET ASSETS — 100.0%		$91,500,008

Notes to Portfolio of Investments

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	This security is valued in good faith under procedures established by the Board of Trustees.
(c)	Maturity value of $548,851. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $560,785.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments

October 31, 2011

	Number of Shares	Value
EQUITIES — 98.0%

COMMON STOCK — 91.2%
Apparel — 0.1%
Far Eastern New Century Corp.	49,820	$58,091

Auto Manufacturers — 0.7%
Tata Motors Ltd.	250,561	1,014,331

Automotive & Parts — 4.3%
Hero Honda Motors Ltd.	50,617	2,265,374
Hyundai Mobis	13,719	3,958,420

		6,223,794

Banks — 18.7%
Bank Rakyat Indonesia	1,975,500	1,475,771
China Construction Bank Corp. Class H	4,971,890	3,613,977
CIMB Group Holdings Bhd	885,800	2,172,759
Credicorp Ltd.	29,600	3,219,888
HDFC Bank Ltd. ADR (India)	96,800	3,064,688
Industrial & Commercial Bank of China	5,137,670	3,147,981
KB Financial Group, Inc.	80,155	3,133,284
Powszechna Kasa Oszczednosci Bank Polski SA	160,772	1,808,454
Sberbank	1,421,698	3,938,536
Turkiye Halk Bankasi AS	243,728	1,493,499

		27,068,837

Beverages — 2.0%
Companhia de Bebidas das Americas ADR (Brazil)	85,415	2,880,194

Chemicals — 3.7%
LG Chem Ltd.	7,806	2,515,196
Uralkali Sponsored GDR (Russia) (a)	43,350	1,865,389
Uralkali GDR (Russia) (a)	22,950	996,030

		5,376,615

Commercial Services — 1.5%
CCR SA	80,036	2,202,697

Computers — 3.6%
Lenovo Group Ltd.	4,384,000	2,949,044
Tata Consultancy Services Ltd.	98,950	2,245,082

		5,194,126

Diversified Financial — 1.8%
Grupo Financiero Banorte SAB de CV Class O	269,085	917,679
Mega Financial Holding Co. Ltd.	2,242,040	1,731,338

		2,649,017

Electrical Components & Equipment — 0.6%
Exide Industries Ltd.	339,103	838,163

	Number of Shares	Value
Electronics — 3.0%
Hon Hai Precision Industry Co. Ltd.	1,574,156	$4,332,488

Foods — 2.4%
BRF–Brasil Foods SA Sponsored ADR (Brazil)	121,800	2,563,890
Shoprite Holdings Ltd.	63,285	922,558

		3,486,448

Health Care – Products — 2.2%
Hengan International Group Co. Ltd.	373,000	3,225,007

Health Care – Services — 0.8%
Diagnosticos da America SA	146,600	1,165,559

Insurance — 1.0%
Ping An Insurance Group Co. of China Ltd. Class H	200,000	1,448,054

Internet — 2.9%
NHN Corp. (b)	8,912	1,860,587
Tencent Holdings Ltd.	100,300	2,286,078

		4,146,665

Lodging — 1.6%
Genting Bhd	678,300	2,363,858

Media — 2.1%
Dish TV India Ltd. (b)	918,308	1,424,189
Naspers Ltd.	32,128	1,523,282

		2,947,471

Mining — 6.6%
Antofagasta PLC	100,179	1,858,233
Cia de Minas Buenaventura SA Sponsored ADR (Peru)	22,730	930,339
Kinross Gold Corp.	178,741	2,564,933
Randgold Resources Ltd. Sponsored ADR (Channel Islands)	37,600	4,119,832

		9,473,337

Oil & Gas — 11.1%
CNOOC Ltd.	2,807,000	5,305,452
NovaTek OAO GDR (Russia) (a)	19,866	2,789,186
Pacific Rubiales Energy Corp.	50,078	1,167,608
Petroleo Brasileiro SA Sponsored ADR (Brazil)	158,260	4,002,395
QGEP Participacoes SA	66,000	653,522
Sasol Ltd.	24,294	1,097,416
Tupras-Turkiye Petrol Rafinerileri AS	46,934	1,056,176

		16,071,755

Real Estate — 1.9%
China Overseas Land & Investment Ltd.	858,000	1,557,929
China Resources Land Ltd.	774,000	1,103,332

		2,661,261

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Retail — 5.3%
Astra International Tbk PT	189,500	$1,450,559
Belle International Holdings Ltd.	1,441,000	2,758,782
Lotte Shopping Co. Ltd.	5,437	1,951,184
President Chain Store Corp.	275,000	1,521,485

		7,682,010

Semiconductors — 7.4%
Samsung Electronics Co., Ltd.	8,168	7,085,225
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR (Taiwan)	285,317	3,600,701

		10,685,926

Shipbuilding — 1.1%
Hyundai Heavy Industries Co. Ltd.	5,975	1,606,675

Software — 1.2%
Infosys Ltd. Sponsored ADR (India)	29,682	1,739,068

Telecommunications — 3.6%
America Movil SAB de CV Series L ADR (Mexico)	126,896	3,225,697
MTN Group Ltd.	115,837	2,007,969

		5,233,666

TOTAL COMMON STOCK (Cost $132,020,966)		131,775,113

PREFERRED STOCK — 6.8%
Banks — 2.3%
Banco Bradesco SA 3.210%	179,274	3,242,251

Mining — 4.5%
Vale SA Sponsored ADR (Brazil) 7.440%	275,804	6,508,974

TOTAL PREFERRED STOCK (Cost $10,626,897)		9,751,225

TOTAL EQUITIES (Cost $142,647,863)		141,526,338

TOTAL LONG-TERM INVESTMENTS (Cost $142,647,863)		141,526,338

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.5%
Repurchase Agreement — 1.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 10/31/11, 0.010%, due 11/01/11 (c)	$2,176,808	$2,176,808

TOTAL SHORT-TERM INVESTMENTS (Cost $2,176,808)		2,176,808

TOTAL INVESTMENTS — 99.5% (Cost $144,824,671) (d)		143,703,146

Other Assets/(Liabilities) — 0.5%		763,391

NET ASSETS — 100.0%		$144,466,537

Notes to Portfolio of Investments

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2011, these securities amounted to a value of $5,650,605 or 3.91% of net assets.
(b)	Non-income producing security.
(c)	Maturity value of $2,176,809. Collateralized by U.S. Government Agency obligations with a rate of 4.000%, maturity date of 12/15/17, and an aggregate market value, including accrued interest, of $2,221,708.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Funds – Financial Statements

Statements of Assets and Liabilities

October 31, 2011

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Assets:
Investments, at value (Note 2) (a)	$-	$332,198,722
Short-term investments, at value (Note 2) (b)	626,669,669	212,013,094

Total investments	626,669,669	544,211,816

Cash	-	-
Foreign currency, at value (c)	-	-
Receivables from:
Investments sold	-	2,911,209
Collateral held for reverse repurchase agreements (Note 2)	-	-
Investments sold on a when-issued basis (Note 2)	-	6,289,833
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	257,067	59,106
Fund shares sold	1,000,917	27,367
Interest and dividends	208,996	2,364,069
Variation margin on open futures contracts (Note 2)	-	-
Open swap agreements, at value (Note 2)	-	1,830,735

Total assets	628,136,649	557,694,135

Liabilities:
Payables for:
Investments purchased	-	3,464,697
Reverse repurchase agreements (Note 2)	-	-
Interest for reverse repurchase agreements (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Fund shares repurchased	5,872,651	5,744,767
Investments purchased on a when-issued basis (Note 2)	-	54,965,447
Variation margin on open futures contracts (Note 2)	-	98,984
Open swap agreements, at value (Note 2)	-	60,044
Trustees’ fees and expenses (Note 3)	51,547	31,723
Collateral held for open swap agreements (Note 2)	-	1,530,000
Affiliates (Note 3):
Investment management fees	184,190	168,874
Administration fees	103,073	104,627
Service fees	44,198	16,979
Distribution fees	-	1,854
Due to custodian	-	-
Accrued expense and other liabilities	51,990	48,336

Total liabilities	6,307,649	66,236,332

Net assets	$621,829,000	$491,457,803

Net assets consist of:
Paid-in capital	$622,704,100	$471,638,330
Undistributed (accumulated) net investment income (loss)	-	7,366,206
Distributions in excess of net investment income	(39,643)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(835,457)	9,529,904
Net unrealized appreciation (depreciation) on investments and foreign currency translations	-	2,923,363

Net assets	$621,829,000	$491,457,803

(a) Cost of investments:	$-	$328,589,582
(b) Cost of short-term investments:	$626,669,669	$212,013,094
(c) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$364,037,404	$1,554,345,553	$113,522,408	$198,268,647	$52,980,666
228,011,078	378,381,314	23,065,305	8,785,008	469,410

592,048,482	1,932,726,867	136,587,713	207,053,655	53,450,076

309,000	-	-	-	-
-	-	-	-	106,660

3,356,086	5,059,057	3,500,628	-	-
199,000	-	-	-	-
-	78,251,535	13,397,590	-	-
-	-	-	-	351,952
34,564	233,823	18,052	16,817	1,777
310,468	160,473	165,579	54,295	11,629
1,454,790	10,842,284	985,944	4,439,379	640,808
-	64,259	-	-	-
-	5,696,327	666,093	-	-

597,712,390	2,033,034,625	155,321,599	211,564,146	54,562,902

2,786,707	29,227,661	238,335	1,701,964	-
278,666,984	-	-	-	-
51,831	-	-	-	-
-	-	-	-	265,007
236,756	2,390,891	7,457	832,512	127,887
-	435,889,666	38,373,373	1,632,639	-
-	-	9,208	-	-
-	172,924	9,608	-	-
14,573	105,728	17,029	8,361	1,715
-	520,006	670,000	-	-

127,620	622,189	53,094	84,085	27,932
46,199	327,019	37,716	37,203	2,606
8,115	42,891	8,593	6,795	246
136	210	-	68	-
-	27	-	-	-
42,609	82,387	37,623	36,630	30,070

281,981,530	469,381,599	39,462,036	4,340,257	455,463

$315,730,860	$1,563,653,026	$115,859,563	$207,223,889	$54,107,439

$276,144,417	$1,476,914,034	$104,204,084	$212,252,548	$50,590,413
12,787,427	27,144,732	4,637,928	9,578,594	1,515,016
-	-	-	-	-
(5,983,544)	31,757,944	7,770,249	(15,478,182)	(264,947)
32,782,560	27,836,316	(752,698)	870,929	2,266,957

$315,730,860	$1,563,653,026	$115,859,563	$207,223,889	$54,107,439

$331,254,844	$1,524,535,851	$113,802,184	$197,397,718	$50,785,815
$228,011,078	$378,381,314	$23,065,305	$8,785,008	$469,410
$-	$-	$-	$-	$107,258

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2011

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Class A shares:
Net assets	$198,695,828	$69,635,435

Shares outstanding (a)	198,745,995	6,503,621

Net asset value and redemption price per share	$1.00	$10.71

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$-	$11.10

Class L shares:
Net assets	$-	$44,759,655

Shares outstanding (a)	-	4,166,210

Net asset value, offering price and redemption price per share	$-	$10.74

Class Y shares:
Net assets	$233,368,807	$75,045,459

Shares outstanding (a)	233,346,657	6,938,508

Net asset value, offering price and redemption price per share	$1.00	$10.82

Class S shares:
Net assets	$189,764,365	$155,718,615

Shares outstanding (a)	189,956,154	14,318,533

Net asset value, offering price and redemption price per share	$1.00	$10.88

Class N shares:
Net assets	$-	$8,834,838

Shares outstanding (a)	-	833,571

Net asset value, offering price and redemption price per share	$-	$10.60

Class Z shares:
Net assets	$-	$137,463,801

Shares outstanding (a)	-	12,644,255

Net asset value, offering price and redemption price per share	$-	$10.87

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund		MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$37,527,722	$201,638,009	$37,674,360		$31,330,275		$1,158,330

3,207,118	17,625,639	3,396,782		3,453,821		109,326

$11.70	$11.44	$11.09		$9.07		$10.60

$12.28	$12.01	$11.64		$9.62		$11.13

$6,300,879	$91,457,268	$11,093,247		$4,980,347		$111,157

532,223	7,934,923	1,005,882		545,700		10,416

$11.84	$11.53	$11.03		$9.13		$10.67

$80,117,666	$153,856,940	$35,700,523		$55,184,412		$110,438

6,751,140	13,254,869	3,221,234		5,995,836		10,332

$11.87	$11.61	$11.08		$9.20		$10.69

$89,413,342	$799,669,059	$31,389,788		$37,865,154		$52,727,514

7,515,125	68,580,135	2,836,770		4,130,180		4,930,429

$11.90	$11.66	$11.07		$9.17		$10.69

$663,516	$1,013,941	$1,539		$336,489		$-

56,432	87,320	138		36,676		-

$11.76	$11.61	$11.15		$9.17		$-

$101,707,735	$316,017,809	$106		$77,527,212	$-

8,536,677	27,094,092	9		8,433,176		-

$11.91	$11.66	$11.08	*	$9.19		$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2011

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Assets:
Investments, at value (Note 2) (a)	$119,723,386	$165,072,361
Short-term investments, at value (Note 2) (b)	8,263,292	6,074,482

Total investments	127,986,678	171,146,843

Cash	-	-
Receivables from:
Investments sold	2,694,149	514,097
Investments sold on a when-issued basis (Note 2)	3,639,407	-
Investment adviser (Note 3)	1,936	-
Fund shares sold	3,060	7,025
Interest and dividends	402,697	62,647
Foreign taxes withheld	-	195,560
Open swap agreements, at value (Note 2)	178,146	-

Total assets	134,906,073	171,926,172

Liabilities:
Payables for:
Investments purchased	766,001	640,853
Fund shares repurchased	654,214	653,770
Investments purchased on a when-issued basis (Note 2)	13,911,787	-
Variation margin on open futures contracts (Note 2)	72,370	-
Open swap agreements, at value (Note 2)	5,764	-
Trustees’ fees and expenses (Note 3)	15,160	40,067
Collateral held for open swap agreements (Note 2)	280,000	-
Affiliates (Note 3):
Investment management fees	46,400	70,272
Administration fees	12,503	14,916
Service fees	2,611	2,383
Distribution fees	-	24
Due to custodian	3,662,385	-
Accrued expense and other liabilities	49,991	36,661

Total liabilities	19,479,186	1,458,946

Net assets	$115,426,887	$170,467,226

Net assets consist of:
Paid-in capital	$123,605,387	$254,585,210
Undistributed (accumulated) net investment income (loss)	1,784,736	1,718,931
Accumulated net realized gain (loss) on investments and foreign currency transactions	(12,309,558)	(85,785,907)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	2,346,322	(51,008)

Net assets	$115,426,887	$170,467,226

(a) Cost of investments:	$117,243,231	$165,123,369
(b) Cost of short-term investments:	$8,263,292	$6,074,482

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$265,868,425	$158,010,768	$367,187,166	$232,854,422
-	2,398,366	4,891,016	264,804

265,868,425	160,409,134	372,078,182	233,119,226

-	-	337	-

517,656	221,631	1,184,916	-
-	-	-	-
10,833	11,327	21,424	9,493
166,667	6,287	23,078	88,400
410,104	171,915	251,370	161,228
-	-	741,893	-
-	-	-	-

266,973,685	160,820,294	374,301,200	233,378,347

-	315,091	556,813	-
717,391	114,046	396,475	272,299
-	-	-	-
-	-	-	-
-	-	-	-
15,096	9,544	32,402	10,103
-	-	-	-

108,328	86,398	200,551	94,934
12,241	22,672	51,715	9,576
1,925	1,756	20,917	1,339
26	67	45	-
144,776	-	-	-
42,100	36,515	54,912	40,524

1,041,883	586,089	1,313,830	428,775

$265,931,802	$160,234,205	$372,987,370	$232,949,572

$398,885,760	$203,914,701	$385,378,178	$241,208,015
3,801,700	1,208,065	1,702,373	1,559,801
(137,948,918)	(68,025,662)	(76,455,342)	(27,052,380)
1,193,260	23,137,101	62,362,161	17,234,136

$265,931,802	$160,234,205	$372,987,370	$232,949,572

$264,675,165	$134,873,667	$304,944,133	$215,620,286
$-	$2,398,366	$4,891,016	$264,804

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2011

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Class A shares:
Net assets	$12,621,505	$9,799,893

Shares outstanding (a)	1,241,611	704,587

Net asset value and redemption price per share	$10.17	$13.91

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.79	$14.76

Class L shares:
Net assets	$818,149	$19,578,912

Shares outstanding (a)	79,537	1,401,524

Net asset value, offering price and redemption price per share	$10.29	$13.97

Class Y shares:
Net assets	$4,637,637	$143,007

Shares outstanding (a)	434,034	10,212

Net asset value, offering price and redemption price per share	$10.68	$14.00

Class S shares:
Net assets	$97,349,596	$140,828,346

Shares outstanding (a)	9,413,236	10,086,535

Net asset value, offering price and redemption price per share	$10.34	$13.96

Class N shares:
Net assets	$-	$117,068

Shares outstanding (a)	-	8,441

Net asset value, offering price and redemption price per share	$-	$13.87

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund		MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$9,129,055	$8,120,301		$98,000,453	$6,587,370

932,850	935,683		9,281,532	686,526

$9.79	$8.68		$10.56	$9.60

$10.39	$9.21		$11.20	$10.19

$1,947,983	$39,959,439		$25,204,339	$511,676

197,704	4,567,883		2,379,624	53,008

$9.85	$8.75		$10.59	$9.65

$53,588,735	$114		$1,722,311	$49,364,109

5,424,460	13		161,619	5,098,800

$9.88	$8.81	*	$10.66	$9.68

$201,137,094	$111,825,641		$247,837,819	$176,486,417

20,241,133	12,750,672		23,166,148	18,258,959

$9.94	$8.77		$10.70	$9.67

$128,935	$328,710		$222,448	$-

13,117	37,764		21,607	-

$9.83	$8.70		$10.30	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2011

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small/Mid Cap Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$15,359,734	$66,549,108
Investments, at value — affiliated issuers (Note 2) (b)	-	-
Short-term investments, at value (Note 2) (c)	1,272,544	1,319,424

Total investments	16,632,278	67,868,532

Cash	-	-
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	181,638	500,876
Investment adviser (Note 3)	4,651	5,576
Fund shares sold	11,952	11,513
Interest and dividends	7,948	21,781
Foreign taxes withheld	-	-

Total assets	16,838,467	68,408,278

Liabilities:
Payables for:
Investments purchased	512,664	345,884
Fund shares repurchased	72,133	9,518
Trustees’ fees and expenses (Note 3)	1,948	4,121
Affiliates (Note 3):
Investment management fees	10,655	31,055
Administration fees	3,405	4,399
Service fees	2,469	1,348
Distribution fees	96	50
Accrued expense and other liabilities	32,660	41,148

Total liabilities	636,030	437,523

Net assets	$16,202,437	$67,970,755

Net assets consist of:
Paid-in capital	$29,356,374	$85,181,600
Undistributed (accumulated) net investment income (loss)	-	270,313
Distributions in excess of net investment income	(1,899)	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	(13,550,379)	(21,618,743)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	398,341	4,137,585

Net assets	$16,202,437	$67,970,755

(a) Cost of investments — unaffiliated issuers:	$14,961,393	$62,411,523
(b) Cost of investments — affiliated issuers:	$-	$-
(c) Cost of short-term investments:	$1,272,544	$1,319,424
(d) Cost of foreign currency:	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$178,475,930	$361,782,592	$618,429,173	$90,558,604	$141,526,338
-	3,756,997	14,780,846	-	-
2,321,218	-	19,543	548,851	2,176,808

180,797,148	365,539,589	633,229,562	91,107,455	143,703,146

-	19	41	-	-
-	-	120,150	-	1,856,565

1,376,575	453,697	762,151	-	47,744
6,182	23,358	-	7,549	26,540
1,711	34,788	93,945	320,725	18,316
59,915	443,698	883,703	150,987	262,551
-	428,371	1,152,663	176,296	5,020

182,241,531	366,923,520	636,242,215	91,763,012	145,919,882

948,125	-	757,548	28,710	1,021,510
44,264	139,929	1,556,901	101,112	244,926
23,565	21,805	56,681	4,622	4,853

83,821	240,589	445,244	67,914	121,630
23,889	77,482	82,326	16,695	11,298
11,613	7,992	9,854	5,184	79
-	168	-	189	-
42,819	116,604	85,906	38,578	49,049

1,178,096	604,569	2,994,460	263,004	1,453,345

$181,063,435	$366,318,951	$633,247,755	$91,500,008	$144,466,537

$207,520,829	$341,577,674	$516,254,196	$108,539,720	$126,846,367
539,067	2,136,122	4,843,359	-	1,488,973
-	-	-	(594,260)	-
(38,978,034)	(24,659,518)	38,394,355	(22,925,959)	17,190,588
11,981,573	47,264,673	73,755,845	6,480,507	(1,059,391)

$181,063,435	$366,318,951	$633,247,755	$91,500,008	$144,466,537

$166,494,357	$314,501,950	$535,769,166	$84,100,872	$142,647,863
$-	$3,756,997	$23,814,582	$-	$-
$2,321,218	$-	$19,543	$548,851	$2,176,808
$-	$-	$120,613	$-	$1,795,025

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Assets and Liabilities

October 31, 2011

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small/Mid Cap Fund
Class A shares:
Net assets	$11,586,235	$6,475,048

Shares outstanding (a)	1,212,309	621,990

Net asset value and redemption price per share	$9.56	$10.41

Offering price per share
(100/[100-maximum sales charge] of net asset value)	$10.14	$11.05

Class L shares:
Net assets	$687,441	$1,885,987

Shares outstanding (a)	71,489	179,980

Net asset value, offering price and redemption price per share	$9.62	$10.48

Class Y shares:
Net assets	$840,155	$187,819

Shares outstanding (a)	86,953	17,910

Net asset value, offering price and redemption price per share	$9.66	$10.49

Class S shares:
Net assets	$2,614,239	$59,163,811

Shares outstanding (a)	270,815	5,634,065

Net asset value, offering price and redemption price per share	$9.65	$10.50

Class N shares:
Net assets	$474,367	$258,090

Shares outstanding (a)	50,231	24,950

Net asset value, offering price and redemption price per share	$9.44	$10.34

Class Z shares:
Net assets	$-	$-

Shares outstanding	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.
*	Net asset value calculations reflect fractional share and dollar amounts.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$58,004,079	$37,485,051	$47,318,147	$24,344,762	$395,660

6,066,715	3,599,053	3,474,320	2,188,920	28,366

$9.56	$10.42	$13.62	$11.12	$13.95

$10.14	$11.06	$14.45	$11.80	$14.80

$2,534,203	$118,025,440	$12,330,605	$5,789,443	$488

260,622	11,211,295	892,173	517,568	35

$9.72	$10.53	$13.82	$11.19	$14.02	*

$1,972,234	$7,000,162	$19,429,643	$7,937,838	$187,949

202,012	667,786	1,393,344	709,298	13,367

$9.76	$10.48	$13.94	$11.19	$14.06

$118,552,919	$202,980,739	$554,169,360	$28,631,454	$51,004,904

12,129,860	19,233,690	39,729,240	2,550,914	3,623,946

$9.77	$10.55	$13.95	$11.22	$14.07

$-	$827,559	$-	$923,201	$-

-	79,096	-	83,919	-

$-	$10.46	$-	$11.00	$-

$-	$-	$-	$23,873,310	$92,877,536

-	-	-	2,126,626	6,589,765

$-	$-	$-	$11.23	$14.09

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2011

	MassMutual Premier Money Market Fund	MassMutual Premier Short- Duration Bond Fund
Investment income (Note 2):
Dividends (a)	$-	$2,784
Interest	1,254,920	12,113,184

Total investment income	1,254,920	12,115,968

Expenses (Note 3):
Investment management fees	2,161,814	2,009,310
Custody fees	57,976	57,147
Interest expense	-	-
Audit fees	33,466	33,396
Legal fees	31,363	11,507
Proxy fees	918	918
Shareholder reporting fees	20,615	22,561
Trustees’ fees	57,197	44,503

	2,363,349	2,179,342
Administration fees:
Class A	665,383	294,785
Class L	-	373,707
Class Y	370,157	202,146
Class S	156,516	448,164
Class N	-	35,210
Class Z	-	37,441 *
Distribution fees:
Class N	-	20,772
Service fees:
Class A	509,326	198,095
Class N	-	20,772

Total expenses	4,064,731	3,810,434
Expenses waived (Note 3):
Class A fees waived by adviser	(1,097,311)	-
Class L fees waived by adviser	-	-
Class Y fees waived by adviser	(754,342)	-
Class S fees waived by adviser	(525,501)	-
Class A administrative fees waived	(448,207)	(5,657)
Class L administrative fees waived	-	(7,895)
Class N administrative fees waived	-	(490)
Class A management fees waived	-	(91,792)
Class L management fees waived	-	(112,134)
Class Y management fees waived	-	(84,928)
Class S management fees waived	-	(221,118)
Class N management fees waived	-	(9,891)
Class Z management fees waived	-	(76,672)*

Net expenses	1,239,370	3,199,857

Net investment income (loss)	15,550	8,916,111

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	13,349	10,173,087
Futures contracts	-	-
Swap agreements	-	319,430
Foreign currency transactions	-	-

Net realized gain (loss)	13,349	10,492,517

Net change in unrealized appreciation (depreciation) on:
Investment transactions	-	(9,016,358)
Futures contracts	-	(83,050)
Swap agreements	-	1,154,030
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	-	(7,945,378)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,349	2,547,139

Net increase (decrease) in net assets resulting from operations	$28,899	$11,463,250

Net of withholding tax of:	$-	$-

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation- Protected and Income Fund	MassMutual Premier Core Bond Fund	MassMutual Premier Diversified Bond Fund	MassMutual Premier High Yield Fund	MassMutual Premier International Bond Fund

$-	$6,328	$5,673	$-	$-
15,089,535	42,410,268	7,759,332	13,235,934	1,271,366

15,089,535	42,416,596	7,765,005	13,235,934	1,271,366

1,361,386	6,648,829	981,855	823,593	245,013
43,198	141,540	34,422	22,016	25,054
490,226	-	-	-	-
33,825	34,932	34,147	34,125	28,797
6,102	33,413	4,113	5,207	1,315
918	918	918	918	918
37,279	54,790	11,495	24,725	4,140
24,955	124,135	20,437	14,922	3,083

1,997,889	7,038,557	1,087,387	925,506	308,320

107,616	729,329	165,020	148,266	3,410
111,605	589,332	239,923	24,644	5,184
183,396	433,621	123,532	146,385	161
112,500	1,796,711	121,374	103,255	18,932
1,731	3,974	215	2,004	-
19,287 **	65,513 *	9,288 *	6,667 **	-

1,226	2,286	136	1,119	-

89,334	500,596	111,040	90,599	2,842
1,226	2,286	136	1,119	-

2,625,810	11,162,205	1,858,051	1,449,564	338,849

-	-	-	-	(1,210)
-	-	-	-	(896)
-	-	-	-	(114)
-	-	-	-	(22,891)
(11,482)	(14,335)	(6,333)	-	-
-	(15,237)	(13,555)	-	-
(129)	(68)	(24)	-	-
(31,502)	(304,082)	(62,845)	(23,437)	-
(23,878)	(234,582)	(80,632)	(4,200)	-
(72,325)	(229,123)	(49,414)	(37,844)	-
(83,441)	(1,149,304)	(54,686)	(31,481)	-
(471)	(1,390)	(45)	(237)	-
(51,236)**	(200,392)*	(23,233)*	(17,010)**	-

2,351,346	9,013,692	1,567,284	1,335,355	313,738

12,738,189	33,402,904	6,197,721	11,900,579	957,628

5,927,904	36,961,546	10,015,425	3,952,575	(14,781)
(32,780)	(3,934,983)	(1,263,277)	-	-
258,577	1,499,854	(454,699)	-	-
-	-	28	-	511,325

6,153,701	34,526,417	8,297,477	3,952,575	496,544

7,144,423	(5,800,883)	(6,396,790)	(5,444,900)	136,411
-	(115,973)	(74,585)	-	-
-	2,651,592	703,517	-	-
-	-	-	-	104,000

7,144,423	(3,265,264)	(5,767,858)	(5,444,900)	240,411

13,298,124	31,261,153	2,529,619	(1,492,325)	736,955

$26,036,313	$64,664,057	$8,727,340	$10,408,254	$1,694,583

$-	$-	$331	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2011

	MassMutual Premier Balanced Fund	MassMutual Premier Value Fund
Investment income (Note 2):
Dividends (a)	$1,660,437	$3,676,667
Interest	1,538,675	634

Total investment income	3,199,112	3,677,301

Expenses (Note 3):
Investment management fees	613,932	972,728
Custody fees	72,194	21,037
Audit fees	33,725	33,768
Legal fees	2,366	3,405
Proxy fees	918	918
Shareholder reporting fees	7,115	9,070
Trustees’ fees	11,719	17,783

	741,969	1,058,709
Administration fees:
Class A	50,011	42,688
Class L	12,741	64,212
Class Y	11,425	295
Class S	93,274	103,597
Class N	-	473
Distribution fees:
Class N	-	315
Service fees:
Class A	31,509	33,793
Class N	-	315

Total expenses	940,929	1,304,397
Expenses waived (Note 3):
Class A fees waived by adviser	-	-
Class L fees waived by adviser	-	-
Class Y fees waived by adviser	-	-
Class S fees waived by adviser	-	-
Class N fees waived by adviser	-	-
Class A administrative fees waived	(2,521)	-
Class L administrative fees waived	(642)	-
Class Y administrative fees waived	(926)	-
Class S administrative fees waived	(21,492)	-
Class A management fees waived	-	-
Class L management fees waived	-	-
Class Y management fees waived	-	-
Class S management fees waived	-	-
Class N management fees waived	-	-

Net expenses	915,348	1,304,397

Net investment income (loss)	2,283,764	2,372,904

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	9,616,921	24,969,690
Futures contracts	1,261,207	-
Written options	-	(117,833)
Swap agreements	51,633	-
Foreign currency transactions	-	795

Net realized gain (loss)	10,929,761	24,852,652

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(5,193,202)	(19,840,713)
Futures contracts	(826,602)	-
Swap agreements	99,556	-
Translation of assets and liabilities in foreign currencies	-	-

Net change in unrealized appreciation (depreciation)	(5,920,248)	(19,840,713)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	5,009,513	5,011,939

Net increase (decrease) in net assets resulting from operations	$7,293,277	$7,384,843

(a) Net of withholding tax of:	$3,071	$43,760

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund	MassMutual Premier Main Street Fund	MassMutual Premier Capital Appreciation Fund	MassMutual Premier Disciplined Growth Fund

$6,717,099	$2,882,399	$6,530,979	$3,462,625
54	309	172	71

6,717,153	2,882,708	6,531,151	3,462,696

1,404,681	1,157,894	3,200,633	1,069,645
47,744	19,886	112,210	39,464
34,775	33,758	37,947	34,731
5,186	3,238	7,768	4,299
918	918	918	918
11,890	8,589	19,560	9,396
25,444	16,339	49,317	18,510

1,530,638	1,240,622	3,428,353	1,176,963

29,245	28,039	371,301	14,024
141,608	139,016	99,259	98,366
85,130	3,164	8,015	39,105
77,440	134,202	329,888	22,139
527	968	1,123	-

374	672	802	-

24,952	22,612	309,418	15,345
374	672	802	-

1,890,288	1,569,967	4,548,961	1,365,942

-	(8,712)	(193,355)	-
-	(43,228)	(8,684)	-
-	(1,938)	(1,413)	-
-	(117,693)	(284,532)	-
-	(260)	(277)	-
-	-	-	-
-	-	-	-
-	-	-	-
-	-	-	-
(1,544)	-	-	(1,080)
(311)	-	-	(63)
(8,779)	-	-	(8,148)
(33,428)	-	-	(28,714)
(21)	-	-	-

1,846,205	1,398,136	4,060,700	1,327,937

4,870,948	1,484,572	2,470,451	2,134,759

31,669,420	9,729,301	71,548,379	24,966,840
-	-	-	-
-	-	-	-
-	-	-	-
-	(692)	(82,991)	-

31,669,420	9,728,609	71,465,388	24,966,840

(18,020,365)	(3,637,155)	(36,867,666)	(8,983,689)
-	-	-	-
-	-	-	-
-	-	73,234	-

(18,020,365)	(3,637,155)	(36,794,432)	(8,983,689)

13,649,055	6,091,454	34,670,956	15,983,151

$18,520,003	$7,576,026	$37,141,407	$18,117,910

$1,472	$2,357	$135,396	$918

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Operations

For the Year Ended October 31, 2011

	MassMutual Premier Discovery Value Fund	MassMutual Premier Main Street Small/Mid Cap Fund
Investment income (Note 2):
Dividends — unaffiliated issuers (a)	$352,387	$1,034,635
Dividends — affiliated issuers (Note 7)	-	-
Interest	125	21,322

Total investment income	352,512	1,055,957

Expenses (Note 3):
Investment management fees	207,831	416,897
Custody fees	19,497	105,373
Audit fees	33,656	33,687
Legal fees	374	1,393
Proxy fees	918	918
Shareholder reporting fees	3,989	5,867
Trustees’ fees	2,799	6,707

	269,064	570,842
Administration fees:
Class A	45,325	22,647
Class L	4,749	61,060
Class Y	2,393	582
Class S	3,592	21,689
Class N	2,283	734
Class Z	-	-
Distribution fees:
Class N	1,268	524
Service fees:
Class A	37,771	18,873
Class N	1,268	524

Total expenses	367,713	697,475
Expenses waived (Note 3):
Class A fees waived by adviser	(28,087)	(15,433)
Class L fees waived by adviser	(2,935)	(33,138)
Class Y fees waived by adviser	(2,960)	(599)
Class S fees waived by adviser	(11,161)	(76,007)
Class N fees waived by adviser	(1,452)	(323)
Class Z fees waived by adviser	-	-
Class A management fees waived	-	-
Class L management fees waived	-	-
Class Y management fees waived	-	-
Class S management fees waived	-	-
Class N management fees waived	-	-
Class Z management fees waived	-	-

Net expenses	321,118	571,975

Net investment income (loss)	31,394	483,982

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	6,539,114	13,411,528
Foreign currency transactions	-	99

Net realized gain (loss)	6,539,114	13,411,627

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	(4,791,128)	(8,267,515)
Investment transactions — affiliated issuers	-	-
Translation of assets and liabilities in foreign currencies	-	(8)

Net change in unrealized appreciation (depreciation)	(4,791,128)	(8,267,523)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	1,747,986	5,144,104

Net increase (decrease) in net assets resulting from operations	$1,779,380	$5,628,086

(a) Net of withholding tax of:	$984	$7,315

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund	MassMutual Premier Global Fund	MassMutual Premier International Equity Fund	MassMutual Premier Focused International Fund	MassMutual Premier Strategic Emerging Markets Fund

$2,966,227	$8,792,530	$15,091,958	$2,601,442	$3,892,967
-	7,352	11,441	-	-
216	300	783	240	327

2,966,443	8,800,182	15,104,182	2,601,682	3,893,294

1,197,733	3,258,626	5,918,772	906,980	1,756,789
94,961	171,816	430,127	71,571	177,084
33,198	24,861	39,359	34,657	39,841
3,893	7,241	18,902	2,009	2,725
918	918	918	918	918
10,225	15,602	24,227	7,398	27,511
18,758	36,662	62,841	8,696	14,687

1,359,686	3,515,726	6,495,146	1,032,229	2,019,555

202,733	157,187	161,324	118,510	2,276
8,189	475,027	115,018	61,599	134,569
3,870	17,211	30,862	20,246	518
129,676	400,828	823,386	51,806	126,720
-	3,425	-	5,260	-
-	-	-	5,613 *	14,751 **

-	2,089	-	2,430	-

170,593	109,157	126,350	75,903	1,441
-	2,089	-	2,430	-

1,874,747	4,682,739	7,752,086	1,376,026	2,299,830

(44,755)	(18,837)	-	-	(620)
(1,822)	(109,720)	-	-	(38,449)
(1,319)	(3,585)	-	-	(221)
(87,417)	(340,868)	-	-	(101,032)
-	(2,112)	-	-	-
-	-	-	-	(42,966)**
-	-	-	(27,388)	(547)
-	-	-	(13,972)	(25,458)
-	-	-	(7,672)	(208)
-	-	-	(33,796)	(79,298)
-	-	-	(886)	-
-	-	-	(9,588)*	(56,627)**

1,739,434	4,207,617	7,752,086	1,282,724	1,954,404

1,227,009	4,592,565	7,352,096	1,318,958	1,938,890

35,433,868	2,243,821	61,263,406	6,288,964	17,129,015
269	(230,457)	(104,082)	(173,975)	(369,161)

35,434,137	2,013,364	61,159,324	6,114,989	16,759,854

(21,063,967)	(3,938,353)	(59,074,865)	(10,253,406)	(39,810,575)
-	-	(244,826)	-	-
(22)	(56,125)	56,099	6,453	319,364

(21,063,989)	(3,994,478)	(59,263,592)	(10,246,953)	(39,491,211)

14,370,148	(1,981,114)	1,895,732	(4,131,964)	(22,731,357)

$15,597,157	$2,611,451	$9,247,828	$(2,813,006)	$(20,792,467)

$20,842	$752,637	$1,060,729	$264,843	$472,336

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Money Market Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$15,550	$13,392
Net realized gain (loss) on investment transactions	13,349	66,008
Net change in unrealized appreciation (depreciation) on investments	-	-

Net increase (decrease) in net assets resulting from operations	28,899	79,400

Distributions to shareholders (Note 2):
From net investment income:
Class A	(5,716)	(4,281)
Class L	-	-
Class Y	(5,000)	(4,263)
Class S	(5,031)	(4,721)
Class N	-	-
Class Z	-	-

Total distributions from net investment income	(15,747)	(13,265)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-
Class N	-	-
Class Z	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(952,594)	(71,116,899)
Class L	-	-
Class Y	38,905,238	(3,312,686)
Class S	(31,580,844)	(78,775,007)
Class N	-	-
Class Z	-	-

Increase (decrease) in net assets from fund share transactions	6,371,800	(153,204,592)

Capital Contribution	750,000	-

Total increase (decrease) in net assets	7,134,952	(153,138,457)
Net assets
Beginning of year	614,694,048	767,832,505

End of year	$621,829,000	$614,694,048

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$-	$-

Distributions in excess of net investment income included in net assets at end of year	$(39,643)	$(31,429)

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund		MassMutual Premier Inflation-Protected and Income Fund		MassMutual Premier Core Bond Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$8,916,111	$10,990,055	$12,738,189	$8,687,689	$33,402,904	$37,196,623
10,492,517	10,275,166	6,153,701	2,645,449	34,526,417	57,468,148
(7,945,378)	3,114,849	7,144,423	14,647,275	(3,265,264)	12,828,719

11,463,250	24,380,070	26,036,313	25,980,413	64,664,057	107,493,490

(1,478,363)	(1,970,330)	(1,021,318)	(59,677)	(5,117,959)	(5,867,164)
(2,726,346)	(3,666,392)	(1,087,830)	(107,153)	(5,788,601)	(7,355,654)
(1,073,958)	(1,884,593)	(2,901,460)	(426,591)	(4,353,171)	(5,145,610)
(4,449,365)	(4,615,335)	(2,787,672)	(489,232)	(22,218,153)	(23,148,678)
(124,772)	(188,061)	(10,413)	-	(21,129)	(22,243)
(2,263)*	-	- **	-	(2,942)*	-

(9,855,067)	(12,324,711)	(7,808,693)	(1,082,653)	(37,501,955)	(41,539,349)

(499,908)	-	-	-	(6,242,223)	-
(809,421)	-	-	-	(6,475,477)	-
(313,779)	-	-	-	(4,742,690)	-
(1,244,771)	-	-	-	(23,756,510)	-
(49,223)	-	-	-	(28,760)	-
(605)*	-	- **	-	(3,053)*	-

(2,917,707)	-	-	-	(41,248,713)	-

(28,013,435)	28,120,623	(868,049)	(5,479,032)	(1,922,748)	17,543,295
(79,839,801)	7,774,424	(34,482,400)	(195,888)	(119,852,869)	(4,180,799)
15,643,912	942,555	(19,620,604)	(9,255,662)	(3,927,041)	7,815,188
(33,347,998)	41,767,707	(8,349,313)	(8,547,626)	20,548,812	100,576,581
870,707	3,410,972	244,151	93,980	29,796	246,114
136,450,951 *	-	94,826,894 **	-	308,278,395 *	-

11,764,336	82,016,281	31,750,679	(23,384,228)	203,154,345	122,000,379

-	-	-	-	-	-

10,454,812	94,071,640	49,978,299	1,513,532	189,067,734	187,954,520

481,002,991	386,931,351	265,752,561	264,239,029	1,374,585,292	1,186,630,772

$491,457,803	$481,002,991	$315,730,860	$265,752,561	$1,563,653,026	$1,374,585,292

$7,366,206	$8,291,097	$12,787,427	$6,486,114	$27,144,732	$30,502,572

$-	$-	$-	$-	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Diversified Bond Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,197,721	$9,768,268
Net realized gain (loss) on investment transactions	8,297,477	13,940,976
Net change in unrealized appreciation (depreciation) on investments	(5,767,858)	1,716,023

Net increase (decrease) in net assets resulting from operations	8,727,340	25,425,267

Distributions to shareholders (Note 2):
From net investment income:
Class A	(1,749,656)	(2,270,729)
Class L	(4,038,036)	(7,108,947)
Class Y	(1,354,620)	(1,992,923)
Class S	(1,997,405)	(4,402,483)
Class N	(3,413)	(86,409)
Class Z	(4,276)*	-

Total distributions from net investment income	(9,147,406)	(15,861,491)

From net realized gains:
Class A	(388,089)	-
Class L	(849,885)	-
Class Y	(281,667)	-
Class S	(417,603)	-
Class N	(1,557)	-
Class Z	(843)*	-

Total distributions from net realized gains	(1,939,644)	-

Net fund share transactions (Note 5):
Class A	(10,888,954)	2,938,948
Class L	(90,475,152)	(32,730,463)
Class Y	1,567,095	(2,327,090)
Class S	(21,252,464)	(32,325,846)
Class N	(174,746)	(1,468,926)
Class Z	(702,076)*	-

Increase (decrease) in net assets from fund share transactions	(121,926,297)	(65,913,377)

Total increase (decrease) in net assets	(124,286,007)	(56,349,601)
Net assets
Beginning of year	240,145,570	296,495,171

End of year	$115,859,563	$240,145,570

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,637,928	$7,702,966

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund		MassMutual Premier International Bond Fund		MassMutual Premier Balanced Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$11,900,579	$13,890,476	$957,628	$758,116	$2,283,764	$2,420,293
3,952,575	8,054,281	496,544	692,148	10,929,761	12,215,391
(5,444,900)	5,341,110	240,411	564,714	(5,920,248)	1,659,232

10,408,254	27,285,867	1,694,583	2,014,978	7,293,277	16,294,916

(3,391,988)	(2,700,194)	(51,360)	-	(175,277)	(138,253)
(473,093)	(349,535)	(5,271)	-	(58,152)	(46,340)
(4,829,400)	(3,842,808)	(5,416)	(8)	(74,703)	(47,794)
(4,926,019)	(5,910,034)	(1,274,002)	(18,643)	(2,081,718)	(2,707,304)
(52,842)	(53,181)	-	-	-	-
- **	-	-	-	-	-

(13,673,342)	(12,855,752)	(1,336,049)	(18,651)	(2,389,850)	(2,939,691)

-	-	(635)	-	-	-
-	-	(62)	-	-	-
-	-	(62)	-	-	-
-	-	(14,524)	-	-	-
-	-	-	-	-	-
- **	-	-	-	-	-

-	-	(15,283)	-	-	-

(7,081,349)	525,062	115,473	411,963	1,536	3,859,512
(20,748)	474,339	(383,095)	(15,721)	(2,666,462)	1,068,872
1,366,939	(14,674,737)	5,478	(15,993)	198,947	1,832,975
(18,265,084)	(22,604,366)	26,574,707	(3,658,077)	(16,817,100)	(10,553,692)
(281,498)	(133,661)	-	(118,239)	-	(121,245)
75,648,142 **	-	-	-	-	-

51,366,402	(36,413,363)	26,312,563	(3,396,067)	(19,283,079)	(3,913,578)

48,101,314	(21,983,248)	26,655,814	(1,399,740)	(14,379,652)	9,441,647

159,122,575	181,105,823	27,451,625	28,851,365	129,806,539	120,364,892

$207,223,889	$159,122,575	$54,107,439	$27,451,625	$115,426,887	$129,806,539

$9,578,594	$11,375,773	$1,515,016	$1,289,523	$1,784,736	$1,879,182

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Value Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,372,904	$2,150,987
Net realized gain (loss) on investment transactions	24,852,652	18,681,369
Net change in unrealized appreciation (depreciation) on investments	(19,840,713)	3,376,239

Net increase (decrease) in net assets resulting from operations	7,384,843	24,208,595

Distributions to shareholders (Note 2):
From net investment income:
Class A	(123,289)	(256,297)
Class L	(279,210)	(537,389)
Class Y	(1,923)	(21,084)
Class S	(2,231,112)	(3,844,468)
Class N	(833)	(2,003)

Total distributions from net investment income	(2,636,367)	(4,661,241)

Net fund share transactions (Note 5):
Class A	(4,065,822)	(3,319,524)
Class L	(4,893,887)	(5,335,664)
Class Y	(62,322)	(862,335)
Class S	(21,821,294)	(36,232,722)
Class N	(2,371)	(25,123)

Increase (decrease) in net assets from fund share transactions	(30,845,696)	(45,775,368)

Total increase (decrease) in net assets	(26,097,220)	(26,228,014)
Net assets
Beginning of year	196,564,446	222,792,460

End of year	$170,467,226	$196,564,446

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,718,931	$1,956,930

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund		MassMutual Premier Main Street Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$4,870,948	$4,876,498	$1,484,572	$1,695,610
31,669,420	18,472,784	9,728,609	12,926,270
(18,020,365)	16,283,126	(3,637,155)	16,456,204

18,520,003	39,632,408	7,576,026	31,078,084

(132,449)	(185,075)	(43,395)	(88,035)
(1,080,621)	(1,239,561)	(322,753)	(497,012)
(1,017,694)	(1,263,365)	(18,824)	(939)
(2,603,279)	(3,023,250)	(1,118,985)	(1,650,773)
(1,995)	(3,307)	(445)	(519)

(4,836,038)	(5,714,558)	(1,504,402)	(2,237,278)

(845,603)	(2,777,590)	(1,410,777)	(2,346,117)
(70,213,930)	(5,631,854)	(7,703,126)	(5,663,005)
(6,620,493)	(15,373,684)	(2,032,933)	1,862,676
56,384,904	(20,155,625)	(17,608,496)	(20,253,396)
(73,278)	(70,180)	35,713	134,244

(21,368,400)	(44,008,933)	(28,719,619)	(26,265,598)

(7,684,435)	(10,091,083)	(22,647,995)	2,575,208

273,616,237	283,707,320	182,882,200	180,306,992

$265,931,802	$273,616,237	$160,234,205	$182,882,200

$3,801,700	$3,801,667	$1,208,065	$1,223,530

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Capital Appreciation Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,470,451	$1,487,131
Net realized gain (loss) on investment transactions	71,465,388	40,615,203
Net change in unrealized appreciation (depreciation) on investments	(36,794,432)	50,814,403

Net increase (decrease) in net assets resulting from operations	37,141,407	92,916,737

Distributions to shareholders (Note 2):
From net investment income:
Class A	(7,982)	-
Class L	(61,944)	(4,042)
Class Y	(26,161)	(20,710)
Class S	(1,569,344)	(1,243,528)

Total distributions from net investment income	(1,665,431)	(1,268,280)

Net fund share transactions (Note 5):
Class A	(53,730,977)	(66,484,420)
Class L	(19,242,676)	(21,776,980)
Class Y	(7,940,848)	(7,827,731)
Class S	(212,731,510)	(77,632,364)
Class N	(172,981)	(855,415)

Increase (decrease) in net assets from fund share transactions	(293,818,992)	(174,576,910)

Total increase (decrease) in net assets	(258,343,016)	(82,928,453)
Net assets
Beginning of year	631,330,386	714,258,839

End of year	$372,987,370	$631,330,386

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$1,702,373	$1,076,139

Distributions in excess of net investment income included in net assets at end of year	$-	$-

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund		MassMutual Premier Discovery Value Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$2,134,759	$1,895,205	$31,394	$4,064
24,966,840	20,036,092	6,539,114	7,112,950
(8,983,689)	11,040,364	(4,791,128)	1,335,572

18,117,910	32,971,661	1,779,380	8,452,586

(33,756)	(29,293)	(11,222)	-
(608,941)	(632,328)	(7,272)	(2,501)
(446,373)	(540,221)	(5,758)	(7,776)
(846,424)	(729,267)	(39,680)	(69,666)

(1,935,494)	(1,931,109)	(63,932)	(79,943)

1,497,949	(140,266)	(6,710,930)	(3,453,937)
(72,439,038)	(5,504,620)	(1,958,561)	(1,555,396)
1,195,831	(11,030,665)	(857,621)	(3,070,797)
93,691,180	2,804,435	(13,892,021)	(13,158,569)
-	(104,125)	(25,277)	(386,834)

23,945,922	(13,975,241)	(23,444,410)	(21,625,533)

40,128,338	17,065,311	(21,728,962)	(13,252,890)

192,821,234	175,755,923	37,931,399	51,184,289

$232,949,572	$192,821,234	$16,202,437	$37,931,399

$1,559,801	$1,406,498	$-	$-

$-	$-	$(1,899)	$(25,146)

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier Main Street Small/Mid Cap Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$483,982	$465,161
Net realized gain (loss) on investment transactions	13,411,627	9,134,110
Net change in unrealized appreciation (depreciation) on investments	(8,267,523)	7,516,957

Net increase (decrease) in net assets resulting from operations	5,628,086	17,116,228

Distributions to shareholders (Note 2):
From net investment income:
Class A	(29,760)	(25,029)
Class L	(179,268)	(168,309)
Class Y	(8,845)	(1,349)
Class S	(265,181)	(325,636)
Class N	(414)	(242)

Total distributions from net investment income	(483,468)	(520,565)

Net fund share transactions (Note 5):
Class A	(1,880,633)	233,069
Class L	(32,552,457)	(6,947,564)
Class Y	(977,696)	772,141
Class S	23,779,639	(17,557,075)
Class N	82,924	46,419

Increase (decrease) in net assets from fund share transactions	(11,548,223)	(23,453,010)

Total increase (decrease) in net assets	(6,403,605)	(6,857,347)
Net assets
Beginning of year	74,374,360	81,231,707

End of year	$67,970,755	$74,374,360

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$270,313	$310,841

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund		MassMutual Premier Global Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$1,227,009	$1,049,003	$4,592,565	$3,994,883
35,434,137	14,719,582	2,013,364	(1,881,473)
(21,063,989)	26,305,891	(3,994,478)	60,671,560

15,597,157	42,074,476	2,611,451	62,784,970

(213,659)	(139,978)	(456,438)	(278,691)
(8,366)	(22,305)	(1,642,661)	(1,462,011)
(11,538)	(4,635)	(123,930)	(43,661)
(987,135)	(720,893)	(3,378,699)	(2,511,404)
-	-	(7,240)	(4,961)

(1,220,698)	(887,811)	(5,608,968)	(4,300,728)

(14,998,768)	(9,029,782)	(4,049,799)	2,015,599
(2,984,940)	(400,818)	(13,297,150)	(35,902,904)
145,219	454,448	445,465	2,737,545
(20,884,874)	(9,274,039)	(14,841,025)	(16,003,278)
-	(61,763)	73,367	(152,450)

(38,723,363)	(18,311,954)	(31,669,142)	(47,305,488)

(24,346,904)	22,874,711	(34,666,659)	11,178,754

205,410,339	182,535,628	400,985,610	389,806,856

$181,063,435	$205,410,339	$366,318,951	$400,985,610

$539,067	$533,571	$2,136,122	$2,987,261

MassMutual Premier Funds – Financial Statements (Continued)

Statements of Changes in Net Assets

	MassMutual Premier International Equity Fund
	Year Ended October 31, 2011	Year Ended October 31, 2010
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$7,352,096	$6,549,233
Net realized gain (loss) on investment transactions	61,159,324	8,381,710
Net change in unrealized appreciation (depreciation) on investments	(59,263,592)	79,628,196

Net increase (decrease) in net assets resulting from operations	9,247,828	94,559,139

Distributions to shareholders (Note 2):
From net investment income:
Class A	(325,765)	(332,795)
Class L	(412,749)	(446,916)
Class Y	(136,382)	(301,593)
Class S	(5,860,173)	(5,956,646)
Class N	-	-
Class Z	-	-

Total distributions from net investment income	(6,735,069)	(7,037,950)

From net realized gains:
Class A	-	-
Class L	-	-
Class Y	-	-
Class S	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Class A	(3,185,875)	(3,356,652)
Class L	(41,415,227)	(12,137,454)
Class Y	3,963,096	(18,531,983)
Class S	(29,722,973)	(49,048,503)
Class N	-	(200,162)
Class Z	-	-

Increase (decrease) in net assets from fund share transactions	(70,360,979)	(83,274,754)

Total increase (decrease) in net assets	(67,848,220)	4,246,435
Net assets
Beginning of year	701,095,975	696,849,540

End of year	$633,247,755	$701,095,975

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,843,359	$3,531,809

Distributions in excess of net investment income included in net assets at end of year	$-	$-

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund		MassMutual Premier Strategic Emerging Markets Fund
Year Ended October 31, 2011	Year Ended October 31, 2010	Year Ended October 31, 2011	Year Ended October 31, 2010

$1,318,958	$802,306	$1,938,890	$583,243
6,114,989	5,997,209	16,759,854	15,409,493
(10,246,953)	2,505,774	(39,491,211)	12,761,889

(2,813,006)	9,305,289	(20,792,467)	28,754,625

(422,195)	(1,210,644)	-	(1,462)
(315,154)	(682,096)	(61,460)	(223,330)
(140,147)	(278,403)	(412)	(1,313)
(395,980)	(1,685,855)	(368,037)	(499,490)
(10,327)	(25,652)	-	-
(1,884)*	-	- **	-

(1,285,687)	(3,882,650)	(429,909)	(725,595)

-	-	(55,982)	(37,745)
-	-	(4,909,924)	(4,299,029)
-	-	(17,778)	(22,777)
-	-	(10,551,103)	(7,871,363)

-	-	(15,534,787)	(12,230,914)

(9,673,629)	(2,321,586)	(125,408)	334,213
(13,781,341)	(717,305)	(50,195,656)	24,924,509
208,266	18,049	28,518	24,090
6,901,166	(23,869,120)	(38,912,501)	35,351,598
(20,660)	(42,815)	-	(179,690)
25,466,667 *	-	105,040,250 **	-

9,100,469	(26,932,777)	15,835,203	60,454,720

5,001,776	(21,510,138)	(20,921,960)	76,252,836

86,498,232	108,008,370	165,388,497	89,135,661

$91,500,008	$86,498,232	$144,466,537	$165,388,497

$-	$-	$1,488,973	$432,201

$(594,260)	$(584,963)	$-	$-

MassMutual Premier Funds – Financial Statements (Continued)

Statement of Cash Flows

For the Year Ended October 31, 2011

MassMutual Premier Inflation-Protected and Income Fund
Cash flows from operating activities:
Net increase in net assets resulting from operations	$26,036,313
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Investments purchased	(164,228,032)
Investments sold	154,516,832
Adjustments to the principal amount of inflation-indexed bonds	(9,483,542)
(Purchase) Sale of short-term investments, net	(63,745,636)
Amortization (accretion) of discount and premium, net	1,187,104
(Increase) Decrease in receivable from interest and dividends	(13,868)
(Increase) Decrease in receivable from investment adviser	(31,433)
(Increase) Decrease in receivable from broker for collateral held for reverse repurchase agreements	(199,000)
Increase (Decrease) in payable for interest for reverse repurchase agreements	(20,247)
Increase (Decrease) in payable for Trustees’ fees and expenses	3,095
Increase (Decrease) in payable for investment management fees	16,659
Increase (Decrease) in payable for administration fees	14,146
Increase (Decrease) in payable for service fees	288
Increase (Decrease) in payable for distribution fees	56
Increase (Decrease) in payable for accrued expenses and other liabilities	1,356
Net change in unrealized (appreciation) depreciation on investments	(7,144,423)
Net realized (gain) loss from investments	(5,927,904)

Net cash from (used in) operating activities	(69,018,236)

Cash flows from (used in) financing activities:
Proceeds from shares sold	232,363,838
Payment on shares redeemed	(214,640,748)
Cash distributions paid	(3,006)
Proceeds from reverse repurchase agreements	118,005,979
Repayment of reverse repurchase agreements	(66,398,827)

Net cash from (used in) financing activities	69,327,236

Net increase (decrease) in cash	309,000
Cash at beginning of year	-

Cash at end of year	$309,000

Non cash financing activities not included herein consist of reinvestment of all distributions in the amount of:	$7,805,687
Cash paid out for interest on reverse repurchase agreements	$510,473

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Money Market Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations						Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations		From net investment income		Tax return of capital		Total distributions		Net asset value, end of the period	Total Return ^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets
Class A
10/31/11	$1.00	$0.00	†	$0.00	†	$0.00	†	$(0.00	) †	$-		$(0.00	) †	$1.00	0.00%	††	$198,696	0.96%	0.20%	#	0.00%	††
10/31/10	1.00	0.00	†	0.00	†	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.00%	††	199,403	0.96%	0.25%	#	0.00%	††
10/31/09	1.00	0.00	†	(0.00	) †	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.28%		270,497	0.99%	0.57%	#	0.28%
10/31/08	1.00	0.02		(0.00	) †	0.02		(0.02)		(0.00	) †	(0.02)		1.00	2.33%		291,735	0.98%	0.78%	#	2.30%
10/31/07	1.00	0.04		-		0.04		(0.04)		-		(0.04)		1.00	4.59%		281,270	0.96%	0.77%	#	4.50%
Class Y
10/31/11	$1.00	$0.00	†	$0.00	†	$0.00	†	$(0.00	) †	$-		$(0.00	) †	$1.00	0.00%	††	$233,369	0.56%	0.20%	#	0.00%	††
10/31/10	1.00	0.00	†	0.00	†	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.00%	††	194,208	0.56%	0.25%	#	0.00%	††
10/31/09	1.00	0.00	†	(0.00	) †	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.35%		197,503	0.60%	0.50%	#	0.38%
10/31/08	1.00	0.03		(0.00	) †	0.03		(0.03)		(0.00	) †	(0.03)		1.00	2.54%		231,584	0.58%	0.58%	##	2.47%
10/31/07	1.00	0.05		-		0.05		(0.05)		-		(0.05)		1.00	4.81%		213,690	0.56%	0.55%	#	4.71%
Class S
10/31/11	$1.00	$0.00	†	$0.00	†	$0.00	†	$(0.00	) †	$-		$(0.00	) †	$1.00	0.00%	††	$189,764	0.46%	0.20%	#	0.00%	††
10/31/10	1.00	0.00	†	0.00	†	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.00%	††	221,083	0.46%	0.25%	#	0.00%	††
10/31/09	1.00	0.00	†	(0.00	) †	0.00	†	(0.00	) †	-		(0.00	) †	1.00	0.40%		299,832	0.49%	0.45%	#	0.41%
10/31/08	1.00	0.03		(0.00	) †	0.03		(0.03)		(0.00	) †	(0.03)		1.00	2.64%		323,136	0.48%	0.48%	##	2.55%
10/31/07	1.00	0.05		-		0.05		(0.05)		-		(0.05)		1.00	4.92%		258,751	0.46%	0.45%	#	4.81%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
††	Amount is less than 0.005%.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Short-Duration Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$10.76	$0.16	$0.05	$0.21	$(0.19)	$(0.07)	$(0.26)	$10.71	2.02%		$69,635	1.06%		0.93%	#	1.48%		384%
10/31/10	10.48	0.24	0.34	0.58	(0.30)	-	(0.30)	10.76	5.70%		98,198	1.01%		0.94%	#	2.32%		332%
10/31/09	9.65	0.36	0.93	1.29	(0.46)	-	(0.46)	10.48	13.99%		68,067	1.01%		0.94%	#	3.67%		232%
10/31/08	10.35	0.36	(0.53)	(0.17)	(0.53)	-	(0.53)	9.65	(1.73%	)	63,490	1.00%		0.93%	#	3.59%		140%
10/31/07	10.23	0.44	0.11	0.55	(0.43)	-	(0.43)	10.35	5.55%		64,506	1.00%		0.92%	#	4.37%		332%
Class L
10/31/11	$10.80	$0.18	$0.05	$0.23	$(0.22)	$(0.07)	$(0.29)	$10.74	2.18%		$44,760	0.80%		0.68%	#	1.72%		384%
10/31/10	10.52	0.27	0.34	0.61	(0.33)	-	(0.33)	10.80	5.95%		125,719	0.76%		0.69%	#	2.60%		332%
10/31/09	9.68	0.39	0.93	1.32	(0.48)	-	(0.48)	10.52	14.19%		114,790	0.76%		0.69%	#	4.01%		232%
10/31/08	10.38	0.39	(0.53)	(0.14)	(0.56)	-	(0.56)	9.68	(1.35%	)	123,378	0.75%		0.68%	#	3.88%		140%
10/31/07	10.26	0.47	0.10	0.57	(0.45)	-	(0.45)	10.38	5.74%		173,954	0.75%		0.67%	#	4.60%		332%
Class Y
10/31/11	$10.87	$0.19	$0.05	$0.24	$(0.22)	$(0.07)	$(0.29)	$10.82	2.30%		$75,045	0.73%		0.60%	#	1.80%		384%
10/31/10	10.58	0.28	0.35	0.63	(0.34)	-	(0.34)	10.87	6.11%		59,027	0.61%		N/A		2.69%		332%
10/31/09	9.74	0.39	0.95	1.34	(0.50)	-	(0.50)	10.58	14.36%		56,552	0.61%		N/A		3.90%		232%
10/31/08	10.42	0.40	(0.52)	(0.12)	(0.56)	-	(0.56)	9.74	(1.29%	)	34,550	0.60%		0.60%	##	3.95%		140%
10/31/07	10.30	0.48	0.10	0.58	(0.46)	-	(0.46)	10.42	5.86%		55,094	0.60%		0.59%	#	4.77%		332%
Class S
10/31/11	$10.93	$0.20	$0.05	$0.25	$(0.23)	$(0.07)	$(0.30)	$10.88	2.38%		$155,719	0.67%		0.55%	#	1.86%		384%
10/31/10	10.64	0.29	0.34	0.63	(0.34)	-	(0.34)	10.93	6.10%		190,062	0.56%		N/A		2.72%		332%
10/31/09	9.79	0.41	0.94	1.35	(0.50)	-	(0.50)	10.64	14.34%		143,114	0.56%		N/A		4.13%		232%
10/31/08	10.49	0.40	(0.53)	(0.13)	(0.57)	-	(0.57)	9.79	(1.23%	)	153,218	0.55%		0.55%	##	3.97%		140%
10/31/07	10.37	0.49	0.10	0.59	(0.47)	-	(0.47)	10.49	5.88%		196,525	0.55%		0.54%	#	4.75%		332%
Class N
10/31/11	$10.66	$0.12	$0.06	$0.18	$(0.17)	$(0.07)	$(0.24)	$10.60	1.67%		$8,835	1.36%		1.23%	#	1.18%		384%
10/31/10	10.42	0.21	0.33	0.54	(0.30)	-	(0.30)	10.66	5.33%		7,997	1.31%		1.24%	#	2.03%		332%
10/31/09	9.58	0.33	0.93	1.26	(0.42)	-	(0.42)	10.42	13.72%		4,408	1.31%		1.24%	#	3.38%		232%
10/31/08	10.31	0.33	(0.52)	(0.19)	(0.54)	-	(0.54)	9.58	(2.02%	)	3,426	1.30%		1.23%	#	3.28%		140%
10/31/07	10.20	0.39	0.12	0.51	(0.40)	-	(0.40)	10.31	5.25%		4,006	1.30%		1.22%	#	3.80%		332%
Class Z
10/31/11 +	$10.86	$0.20	$0.13	$0.33	$(0.25)	$(0.07)	$(0.32)	$10.87	3.05%	**	$137,464	0.52%	*	0.37%	*#	2.07%	*	384%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Inflation-Protected and Income Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver ‡‡		Ratio of expenses to average daily net assets after expense waiver ‡‡		Interest expense to average daily net assets ‡‡‡		Ratio of expenses to average daily net assets before expense waiver ‡		Ratio of expenses to average daily net assets after expense waiver ‡		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$11.11	$0.45	$0.45	$0.90	$(0.31)	$(0.31)	$11.70	8.50%		$37,528	1.08%		0.96%	#	0.18%		1.26%		1.14%	#	4.10%		46%
10/31/10	10.13	0.31	0.69	1.00	(0.02)	(0.02)	11.11	9.84%		36,493	1.06%		0.96%	#	0.17%		1.23%		1.13%	#	2.94%		41%
10/31/09	9.38	(0.04)	1.52	1.48	(0.73)	(0.73)	10.13	16.40%		38,645	1.05%		0.95%	#	0.07%		1.12%		1.02%	#	(0.42%	)	35%
10/31/08	10.39	0.57	(1.04)	(0.47)	(0.54)	(0.54)	9.38	(5.00%	)	34,282	1.04%		0.94%	#	N/A		N/A		N/A		5.46%		17%
10/31/07	10.19	0.25	0.28	0.53	(0.33)	(0.33)	10.39	5.44%		29,868	1.04%		1.00%	#	N/A		N/A		N/A		2.52%		17%
Class L
10/31/11	$11.24	$0.56	$0.37	$0.93	$(0.33)	$(0.33)	$11.84	8.64%		$6,301	0.89%		0.81%	#	0.18%		1.07%		0.99%	#	5.15%		46%
10/31/10	10.25	0.33	0.69	1.02	(0.03)	(0.03)	11.24	9.97%		40,205	0.81%		N/A		0.17%		0.98%		N/A		3.12%		41%
10/31/09	9.47	(0.05)	1.56	1.51	(0.73)	(0.73)	10.25	16.63%		36,760	0.80%		N/A		0.07%		0.87%		N/A		(0.53%	)	35%
10/31/08	10.49	0.59	(1.06)	(0.47)	(0.55)	(0.55)	9.47	(4.92%	)	36,903	0.79%		N/A		N/A		N/A		N/A		5.56%		17%
10/31/07	10.28	0.45	0.11	0.56	(0.35)	(0.35)	10.49	5.68%		63,394	0.79%		N/A		N/A		N/A		N/A		4.50%		17%
Class Y
10/31/11	$11.27	$0.48	$0.47	$0.95	$(0.35)	$(0.35)	$11.87	8.80%		$80,118	0.74%		0.66%	#	0.18%		0.92%		0.84%	#	4.36%		46%
10/31/10	10.27	0.34	0.71	1.05	(0.05)	(0.05)	11.27	10.22%		95,864	0.66%		N/A		0.17%		0.83%		N/A		3.24%		41%
10/31/09	9.50	(0.02)	1.55	1.53	(0.76)	(0.76)	10.27	16.74%		96,117	0.65%		N/A		0.07%		0.72%		N/A		(0.24%	)	35%
10/31/08	10.52	0.61	(1.06)	(0.45)	(0.57)	(0.57)	9.50	(4.77%	)	71,147	0.64%		N/A		N/A		N/A		N/A		5.76%		17%
10/31/07	10.31	0.30	0.28	0.58	(0.37)	(0.37)	10.52	5.85%		71,072	0.64%		N/A		N/A		N/A		N/A		3.01%		17%
Class S
10/31/11	$11.30	$0.53	$0.43	$0.96	$(0.36)	$(0.36)	$11.90	8.99%		$89,413	0.66%		0.56%	#	0.17%		0.83%		0.73%	#	4.79%		46%
10/31/10	10.29	0.36	0.70	1.06	(0.05)	(0.05)	11.30	10.28%		92,808	0.56%		N/A		0.17%		0.73%		N/A		3.36%		41%
10/31/09	9.51	(0.03)	1.58	1.55	(0.77)	(0.77)	10.29	16.82%		92,457	0.56%		N/A		0.07%		0.63%		N/A		(0.29%	)	35%
10/31/08	10.53	0.62	(1.06)	(0.44)	(0.58)	(0.58)	9.51	(4.58%	)	111,763	0.54%		N/A		N/A		N/A		N/A		5.85%		17%
10/31/07	10.33	0.32	0.26	0.58	(0.38)	(0.38)	10.53	5.86%		196,517	0.54%		N/A		N/A		N/A		N/A		3.18%		17%
Class N
10/31/11	$11.18	$0.43	$0.45	$0.88	$(0.30)	$(0.30)	$11.76	8.16%		$664	1.39%		1.26%	#	0.17%		1.56%		1.43%	#	3.85%		46%
10/31/10	10.20	0.28	0.70	0.98	-	-	11.18	9.61%		384	1.35%		1.25%	#	0.17%		1.52%		1.42%	#	2.63%		41%
10/31/09	9.43	(0.03)	1.49	1.46	(0.69)	(0.69)	10.20	16.05%		260	1.35%		1.25%	#	0.07%		1.42%		1.32%	#	(0.24%	)	35%
10/31/08	10.44	0.54	(1.05)	(0.51)	(0.50)	(0.50)	9.43	(5.32%	)	185	1.34%		1.24%	#	N/A		N/A		N/A		5.13%		17%
10/31/07	10.25	0.22	0.29	0.51	(0.32)	(0.32)	10.44	5.17%		234	1.34%		1.30%	#	N/A		N/A		N/A		2.24%		17%
Class Z
10/31/11 +	$10.67	$0.30	$0.94	$1.24	$-	$-	$11.91	11.62%	**	$101,708	0.59%	*	0.45%	*#	0.15%	*	0.74%	*	0.60%	*#	3.88%	*	46%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
‡	Includes interest expense.
‡‡	Excludes interest expense.
‡‡‡	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Core Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$11.62	$0.23	$0.24	$0.47	$(0.29)	$(0.36)	$(0.65)	$11.44	4.39%		$201,638	1.12%		0.96%	#	2.10%		539%
10/31/10	11.07	0.29	0.62	0.91	(0.36)	-	(0.36)	11.62	8.47%		206,416	1.05%		0.97%	#	2.64%		463%
10/31/09	9.99	0.40	1.32	1.72	(0.55)	(0.09)	(0.64)	11.07	18.13%		179,142	1.05%		0.97%	#	3.88%		333%
10/31/08	10.97	0.43	(0.83)	(0.40)	(0.58)	-	(0.58)	9.99	(3.90%	)	164,141	1.04%		0.96%	#	4.06%		263%
10/31/07	10.87	0.47	0.08	0.55	(0.45)	-	(0.45)	10.97	5.23%		183,196	1.04%		0.96%	#	4.39%		394%
Class L
10/31/11	$11.70	$0.26	$0.25	$0.51	$(0.32)	$(0.36)	$(0.68)	$11.53	4.70%		$91,457	0.86%		0.71%	#	2.35%		539%
10/31/10	11.15	0.33	0.61	0.94	(0.39)	-	(0.39)	11.70	8.67%		217,513	0.79%		0.71%	#	2.89%		463%
10/31/09	10.06	0.43	1.33	1.76	(0.58)	(0.09)	(0.67)	11.15	18.41%		211,250	0.80%		0.72%	#	4.19%		333%
10/31/08	11.04	0.47	(0.84)	(0.37)	(0.61)	-	(0.61)	10.06	(3.63%	)	249,701	0.79%		0.71%	#	4.34%		263%
10/31/07	10.94	0.50	0.08	0.58	(0.48)	-	(0.48)	11.04	5.49%		368,954	0.79%		0.71%	#	4.64%		394%
Class Y
10/31/11	$11.78	$0.27	$0.25	$0.52	$(0.33)	$(0.36)	$(0.69)	$11.61	4.75%		$153,857	0.79%		0.64%	#	2.42%		539%
10/31/10	11.21	0.34	0.62	0.96	(0.39)	-	(0.39)	11.78	8.88%		160,114	0.65%		N/A		2.96%		463%
10/31/09	10.12	0.44	1.32	1.76	(0.58)	(0.09)	(0.67)	11.21	18.40%		144,757	0.65%		N/A		4.24%		333%
10/31/08	11.08	0.48	(0.83)	(0.35)	(0.61)	-	(0.61)	10.12	(3.36%	)	160,857	0.64%		0.64%	##	4.41%		263%
10/31/07	10.98	0.51	0.08	0.59	(0.49)	-	(0.49)	11.08	5.56%		202,008	0.64%		0.64%	##	4.71%		394%
Class S
10/31/11	$11.83	$0.28	$0.24	$0.52	$(0.33)	$(0.36)	$(0.69)	$11.66	4.79%		$799,669	0.74%		0.59%	#	2.47%		539%
10/31/10	11.26	0.34	0.63	0.97	(0.40)	-	(0.40)	11.83	8.89%		789,543	0.60%		N/A		3.00%		463%
10/31/09	10.16	0.45	1.33	1.78	(0.59)	(0.09)	(0.68)	11.26	18.53%		650,768	0.60%		N/A		4.26%		333%
10/31/08	11.14	0.48	(0.84)	(0.36)	(0.62)	-	(0.62)	10.16	(3.48%	)	628,314	0.59%		0.59%	##	4.43%		263%
10/31/07	11.04	0.52	0.07	0.59	(0.49)	-	(0.49)	11.14	5.57%		779,239	0.59%		0.59%	##	4.77%		394%
Class N
10/31/11	$11.78	$0.20	$0.25	$0.45	$(0.26)	$(0.36)	$(0.62)	$11.61	4.12%		$1,014	1.44%		1.28%	#	1.78%		539%
10/31/10	11.23	0.26	0.63	0.89	(0.34)	-	(0.34)	11.78	8.10%		1,000	1.37%		1.29%	#	2.31%		463%
10/31/09	9.95	0.36	1.34	1.70	(0.33)	(0.09)	(0.42)	11.23	17.65%		714	1.37%		1.29%	#	3.46%		333%
10/31/08	10.92	0.43	(0.83)	(0.40)	(0.57)	-	(0.57)	9.95	(3.86%	)	344	1.37%		1.28%	#	4.04%		263%
10/31/07	10.73	0.42	0.09	0.51	(0.32)	-	(0.32)	10.92	4.91%		4,244	1.36%		1.28%	#	3.89%		394%
Class Z
10/31/11 +	$11.67	$0.28	$0.41	$0.69	$(0.34)	$(0.36)	$(0.70)	$11.66	6.32%	**	$316,018	0.58%	*	0.40%	*#	2.65%	*	539%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Diversified Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$11.13	$0.32	$0.15	$0.47	$(0.42)	$(0.09)	$(0.51)	$11.09	4.49%		$37,674		1.18%		1.02%	#	2.96%		566%
10/31/10	10.76	0.34	0.58	0.92	(0.55)	-	(0.55)	11.13	9.00%		48,810		1.16%		1.01%	#	3.21%		465%
10/31/09	9.72	0.37	1.28	1.65	(0.59)	(0.02)	(0.61)	10.76	17.93%		44,121		1.16%		1.01%	#	3.75%		322%
10/31/08	10.97	0.45	(1.09)	(0.64)	(0.57)	(0.04)	(0.61)	9.72	(6.16%	)	36,268		1.16%		1.00%	#	4.27%		282%
10/31/07	10.85	0.48	0.09	0.57	(0.45)	-	(0.45)	10.97	5.40%		44,028		1.16%		0.99%	#	4.52%		427%
Class L
10/31/11	$11.07	$0.34	$0.15	$0.49	$(0.44)	$(0.09)	$(0.53)	$11.03	4.74%		$11,093		0.92%		0.78%	#	3.19%		566%
10/31/10	10.70	0.37	0.58	0.95	(0.58)	-	(0.58)	11.07	9.29%		103,653		0.92%		0.77%	#	3.45%		465%
10/31/09	9.67	0.42	1.25	1.67	(0.62)	(0.02)	(0.64)	10.70	18.21%		132,257		0.92%		0.77%	#	4.29%		322%
10/31/08	10.91	0.47	(1.08)	(0.61)	(0.59)	(0.04)	(0.63)	9.67	(5.94%	)	130,078		0.92%		0.76%	#	4.53%		282%
10/31/07	10.80	0.50	0.08	0.58	(0.47)	-	(0.47)	10.91	5.60%		191,936		0.92%		0.75%	#	4.73%		427%
Class Y
10/31/11	$11.12	$0.35	$0.14	$0.49	$(0.44)	$(0.09)	$(0.53)	$11.08	4.77%		$35,701		0.92%		0.77%	#	3.21%		566%
10/31/10	10.75	0.37	0.58	0.95	(0.58)	-	(0.58)	11.12	9.27%		34,202		0.76%		N/A		3.47%		465%
10/31/09	9.72	0.43	1.24	1.67	(0.62)	(0.02)	(0.64)	10.75	18.18%		35,473		0.76%		N/A		4.28%		322%
10/31/08	10.97	0.48	(1.10)	(0.62)	(0.59)	(0.04)	(0.63)	9.72	(5.97%	)	26,651		0.76%		0.75%	#	4.54%		282%
10/31/07	10.85	0.48	0.11	0.59	(0.47)	-	(0.47)	10.97	5.68%		51,537		0.76%		0.74%	#	4.48%		427%
Class S
10/31/11	$11.10	$0.35	$0.15	$0.50	$(0.44)	$(0.09)	$(0.53)	$11.07	4.85%		$31,390		0.85%		0.72%	#	3.25%		566%
10/31/10	10.73	0.37	0.58	0.95	(0.58)	-	(0.58)	11.10	9.31%		53,298		0.71%		N/A		3.51%		465%
10/31/09	9.69	0.44	1.24	1.68	(0.62)	(0.02)	(0.64)	10.73	18.21%		82,961		0.71%		N/A		4.42%		322%
10/31/08	11.01	0.48	(1.17)	(0.69)	(0.59)	(0.04)	(0.63)	9.69	(6.51%	)	146,819		0.71%		0.70%	#	4.56%		282%
10/31/07	10.89	0.51	0.09	0.60	(0.48)	-	(0.48)	11.01	5.69%		213,606		0.71%		0.69%	#	4.80%		427%
Class N
10/31/11	$10.97	$0.27	$0.20	$0.47	$(0.20)	$(0.09)	$(0.29)	$11.15	4.49%		$2		1.43%		1.30%	#	2.53%		566%
10/31/10	10.62	0.31	0.57	0.88	(0.53)	-	(0.53)	10.97	8.64%		183		1.46%		1.31%	#	2.98%		465%
10/31/09	9.60	0.34	1.26	1.60	(0.56)	(0.02)	(0.58)	10.62	17.54%		1,683		1.46%		1.31%	#	3.50%		322%
10/31/08	10.84	0.41	(1.07)	(0.66)	(0.54)	(0.04)	(0.58)	9.60	(6.44%	)	1,491		1.46%		1.30%	#	3.98%		282%
10/31/07	10.73	0.44	0.08	0.52	(0.41)	-	(0.41)	10.84	5.04%		1,608		1.46%		1.29%	#	4.19%		427%
Class Z
10/31/11 +	$10.96	$0.32	$0.36	$0.68	$(0.47)	$(0.09)	$(0.56)	$11.08	6.56%	**	$0	†††	0.64%	*	0.47%	*#	3.22%	*	566%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†††	Amount is less than $500.
+	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier High Yield Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$9.42	$0.62	$(0.14)	$0.48	$(0.83)	$-	$(0.83)	$9.07	5.60%		$31,330	1.22%		1.16%	#	6.91%		72%
10/31/10	8.67	0.69	0.72	1.41	(0.66)	-	(0.66)	9.42	17.33%		39,750	1.15%		N/A		7.87%		120%
10/31/09	7.89	0.63	1.07	1.70	(0.92)	-	(0.92)	8.67	25.11%		35,953	1.15%		N/A		8.22%		101%
10/31/08	10.89	0.73	(2.92)	(2.19)	(0.78)	(0.03)	(0.81)	7.89	(21.44%	)	23,752	1.14%		N/A		7.69%		87%
10/31/07	10.85	0.80	(0.11)	0.69	(0.63)	(0.02)	(0.65)	10.89	6.53%		32,164	1.14%		N/A		7.42%		93%
Class L
10/31/11	$9.48	$0.64	$(0.14)	$0.50	$(0.85)	$-	$(0.85)	$9.13	5.84%		$4,980	0.98%		0.91%	#	7.04%		72%
10/31/10	8.72	0.71	0.73	1.44	(0.68)	-	(0.68)	9.48	17.62%		5,323	0.90%		N/A		8.13%		120%
10/31/09	7.93	0.65	1.07	1.72	(0.93)	-	(0.93)	8.72	25.46%		4,391	0.90%		N/A		8.47%		101%
10/31/08	10.94	0.76	(2.94)	(2.18)	(0.80)	(0.03)	(0.83)	7.93	(21.19%	)	2,990	0.89%		N/A		7.93%		87%
10/31/07	10.89	0.83	(0.10)	0.73	(0.66)	(0.02)	(0.68)	10.94	6.73%		5,135	0.88%		N/A		7.67%		93%
Class Y
10/31/11	$9.55	$0.66	$(0.14)	$0.52	$(0.87)	$-	$(0.87)	$9.20	5.95%		$55,184	0.82%		0.76%	#	7.29%		72%
10/31/10	8.77	0.73	0.74	1.47	(0.69)	-	(0.69)	9.55	17.84%		55,480	0.75%		N/A		8.26%		120%
10/31/09	7.97	0.67	1.07	1.74	(0.94)	-	(0.94)	8.77	25.59%		65,222	0.75%		N/A		8.59%		101%
10/31/08	10.99	0.78	(2.96)	(2.18)	(0.81)	(0.03)	(0.84)	7.97	(21.10%	)	77,447	0.74%		N/A		8.10%		87%
10/31/07	10.93	0.85	(0.11)	0.74	(0.66)	(0.02)	(0.68)	10.99	6.85%		105,706	0.73%		N/A		7.80%		93%
Class S
10/31/11	$9.52	$0.67	$(0.15)	$0.52	$(0.87)	$-	$(0.87)	$9.17	6.10%		$37,865	0.77%		0.71%	#	7.34%		72%
10/31/10	8.75	0.73	0.74	1.47	(0.70)	-	(0.70)	9.52	17.75%		57,929	0.70%		N/A		8.33%		120%
10/31/09	7.97	0.67	1.07	1.74	(0.96)	-	(0.96)	8.75	25.68%		74,817	0.70%		N/A		8.66%		101%
10/31/08	10.98	0.78	(2.94)	(2.16)	(0.82)	(0.03)	(0.85)	7.97	(21.03%	)	45,375	0.69%		N/A		8.14%		87%
10/31/07	10.92	0.85	(0.11)	0.74	(0.66)	(0.02)	(0.68)	10.98	6.98%		53,406	0.68%		N/A		7.86%		93%
Class N
10/31/11	$9.51	$0.61	$(0.16)	$0.45	$(0.79)	$-	$(0.79)	$9.17	5.19%		$336	1.51%		1.46%	#	6.68%		72%
10/31/10	8.75	0.67	0.73	1.40	(0.64)	-	(0.64)	9.51	16.95%		640	1.45%		N/A		7.58%		120%
10/31/09	7.88	0.61	1.09	1.70	(0.83)	-	(0.83)	8.75	24.87%		723	1.45%		N/A		7.93%		101%
10/31/08	10.88	0.73	(2.95)	(2.22)	(0.75)	(0.03)	(0.78)	7.88	(21.67%	)	525	1.44%		N/A		7.50%		87%
10/31/07	10.87	0.77	(0.11)	0.66	(0.63)	(0.02)	(0.65)	10.88	6.08%		1,949	1.43%		N/A		7.11%		93%
Class Z
10/31/11 +	$9.06	$0.45	$(0.32)	$0.13	$-	$-	$-	$9.19	1.43%	**	$77,527	0.61%	*	0.50%	*#	7.42%	*	72%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
+	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Bond Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders									Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Tax return of capital	Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$10.94	$0.20	$(0.01)	$0.19	$(0.52)		$(0.01)	$-	$(0.53)		$10.60	2.11%		$1,158	1.31%		1.20%	#	1.96%		46%
10/31/10	10.25	0.23	0.46	0.69	-		-	-	-		10.94	6.63%		1,076	1.27%		1.20%	#	2.25%		42%
10/31/09	9.70	0.27	1.48	1.75	(1.15)		-	(0.05)	(1.20)		10.25	18.86%		610	1.62%		1.20%	#	2.78%		59%
10/31/08 +	10.00	0.27	(0.57)	(0.30)	-		-	-	-		9.70	(3.00%	) **	200	1.48%	*	1.20%	*#	3.01%	*	53%	**
Class L
10/31/11	$11.00	$0.22	$0.00 †	$0.22	$(0.54)		$(0.01)	$-	$(0.55)		$10.67	2.44%		$111	0.94%		0.88%	#	2.10%		46%
10/31/10	10.28	0.25	0.47	0.72	-		-	-	-		11.00	7.00%		108	1.02%		0.95%	#	2.48%		42%
10/31/09	9.72	0.28	1.50	1.78	(1.17)		-	(0.05)	(1.22)		10.28	19.17%		116	1.37%		0.95%	#	2.98%		59%
10/31/08 +	10.00	0.30	(0.58)	(0.28)	-		-	-	-		9.72	(2.80%	) **	97	1.23%	*	0.95%	*#	3.29%	*	53%	**
Class Y
10/31/11	$11.03	$0.25	$(0.03)	$0.22	$(0.55)		$(0.01)	$-	$(0.56)		$10.69	2.50%		$110	0.91%		0.80%	#	2.38%		46%
10/31/10	10.30	0.27	0.46	0.73	(0.00	) †	-	-	(0.00	) †	11.03	7.10%		108	0.87%		0.80%	#	2.63%		42%
10/31/09	9.73	0.30	1.51	1.81	(1.19)		-	(0.05)	(1.24)		10.30	19.45%		116	1.22%		0.80%	#	3.13%		59%
10/31/08 +	10.00	0.31	(0.58)	(0.27)	-		-	-	-		9.73	(2.70%	) **	97	1.08%	*	0.80%	*#	3.44%	*	53%	**
Class S
10/31/11	$11.03	$0.25	$(0.02)	$0.23	$(0.56)		$(0.01)	$-	$(0.57)		$10.69	2.54%		$52,728	0.81%		0.75%	#	2.37%		46%
10/31/10	10.30	0.27	0.47	0.74	(0.01)		-	-	(0.01)		11.03	7.16%		26,160	0.77%		0.75%	#	2.69%		42%
10/31/09	9.73	0.31	1.50	1.81	(1.19)		-	(0.05)	(1.24)		10.30	19.49%		27,894	1.12%		0.75%	#	3.20%		59%
10/31/08 +	10.00	0.32	(0.59)	(0.27)	-		-	-	-		9.73	(2.70%	) **	23,913	0.98%	*	0.75%	*#	3.49%	*	53%	**

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 20, 2007 (commencement of operations) through October 31, 2008.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Balanced Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$9.79	$0.13	$0.39	$0.52	$(0.14)	$-	$(0.14)	$10.17	5.38%		$12,622	1.23%	1.21%	#	1.29%	272%
10/31/10	8.81	0.13	1.02	1.15	(0.17)	-	(0.17)	9.79	13.27%		12,157	1.20%	1.18%	#	1.39%	243%
10/31/09	7.98	0.18	0.88	1.06	(0.23)	-	(0.23)	8.81	13.82%		7,265	1.20%	1.18%	#	2.29%	215%
10/31/08	11.07	0.19	(2.86)	(2.67)	(0.25)	(0.17)	(0.42)	7.98	(25.01%	)	7,972	1.25%	1.23%	#	1.94%	184%
10/31/07	10.31	0.24	0.75	0.99	(0.23)	-	(0.23)	11.07	9.76%		11,595	1.20%	1.16%	#	2.23%	194%
Class L
10/31/11	$9.91	$0.16	$0.39	$0.55	$(0.17)	$-	$(0.17)	$10.29	5.61%		$818	0.96%	0.94%	#	1.56%	272%
10/31/10	8.92	0.15	1.04	1.19	(0.20)	-	(0.20)	9.91	13.53%		3,492	0.95%	0.93%	#	1.60%	243%
10/31/09	8.09	0.19	0.90	1.09	(0.26)	-	(0.26)	8.92	14.05%		2,078	0.95%	0.93%	#	2.44%	215%
10/31/08	11.22	0.22	(2.91)	(2.69)	(0.27)	(0.17)	(0.44)	8.09	(24.84%	)	1,785	1.00%	0.98%	#	2.18%	184%
10/31/07	10.44	0.27	0.76	1.03	(0.25)	-	(0.25)	11.22	10.04%		2,418	0.95%	0.91%	#	2.48%	194%
Class Y
10/31/11	$10.28	$0.18	$0.40	$0.58	$(0.18)	$-	$(0.18)	$10.68	5.65%		$4,638	0.83%	0.81%	#	1.69%	272%
10/31/10	9.24	0.18	1.07	1.25	(0.21)	-	(0.21)	10.28	13.74%		4,268	0.80%	0.78%	#	1.80%	243%
10/31/09	8.37	0.21	0.93	1.14	(0.27)	-	(0.27)	9.24	14.20%		2,061	0.80%	0.78%	#	2.58%	215%
10/31/08	11.59	0.24	(3.00)	(2.76)	(0.29)	(0.17)	(0.46)	8.37	(24.71%	)	1,911	0.85%	0.83%	#	2.33%	184%
10/31/07	10.77	0.29	0.79	1.08	(0.26)	-	(0.26)	11.59	10.25%		2,597	0.80%	0.76%	#	2.63%	194%
Class S
10/31/11	$9.95	$0.19	$0.39	$0.58	$(0.19)	$-	$(0.19)	$10.34	5.88%		$97,350	0.67%	0.65%	#	1.85%	272%
10/31/10	8.95	0.19	1.03	1.22	(0.22)	-	(0.22)	9.95	13.91%		109,890	0.64%	0.62%	#	1.99%	243%
10/31/09	8.12	0.23	0.89	1.12	(0.29)	-	(0.29)	8.95	14.41%		108,844	0.64%	0.62%	#	2.83%	215%
10/31/08	11.26	0.25	(2.91)	(2.66)	(0.31)	(0.17)	(0.48)	8.12	(24.61%	)	111,174	0.69%	0.67%	#	2.50%	184%
10/31/07	10.47	0.30	0.77	1.07	(0.28)	-	(0.28)	11.26	10.42%		180,719	0.64%	0.60%	#	2.80%	194%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$13.62	$0.11	$0.31	$0.42	$(0.13)	$-	$(0.13)	$13.91	3.04%		$9,800	1.11%	0.78%	93%
10/31/10	12.39	0.08	1.37	1.45	(0.22)	-	(0.22)	13.62	11.82%		13,441	1.11%	0.59%	100%
10/31/09	10.76	0.20	1.60	1.80	(0.17)	-	(0.17)	12.39	17.27%		15,490	1.12%	1.88%	138%
10/31/08	20.67	0.17	(7.74)	(7.57)	(0.16)	(2.18)	(2.34)	10.76	(40.92%	)	13,721	1.10%	1.07%	156%
10/31/07	18.72	0.14	2.94	3.08	(0.80)	(0.33)	(1.13)	20.67	17.21%		27,778	1.10%	0.72%	151%
Class L
10/31/11	$13.68	$0.16	$0.30	$0.46	$(0.17)	$-	$(0.17)	$13.97	3.32%		$19,579	0.82%	1.08%	93%
10/31/10	12.44	0.11	1.38	1.49	(0.25)	-	(0.25)	13.68	12.14%		23,889	0.82%	0.88%	100%
10/31/09	10.82	0.23	1.60	1.83	(0.21)	-	(0.21)	12.44	17.57%		26,776	0.83%	2.16%	138%
10/31/08	20.76	0.22	(7.77)	(7.55)	(0.21)	(2.18)	(2.39)	10.82	(40.71%	)	33,000	0.81%	1.37%	156%
10/31/07	18.78	0.20	2.94	3.14	(0.83)	(0.33)	(1.16)	20.76	17.55%		78,980	0.81%	1.01%	151%
Class Y
10/31/11	$13.66	$0.17	$0.30	$0.47	$(0.13)	$-	$(0.13)	$14.00	3.44%		$143	0.71%	1.19%	93%
10/31/10	12.43	0.13	1.36	1.49	(0.26)	-	(0.26)	13.66	12.18%		196	0.71%	0.99%	100%
10/31/09	10.82	0.24	1.60	1.84	(0.23)	-	(0.23)	12.43	17.69%		1,021	0.72%	2.28%	138%
10/31/08	20.76	0.23	(7.76)	(7.53)	(0.23)	(2.18)	(2.41)	10.82	(40.63%	)	1,727	0.70%	1.46%	156%
10/31/07	18.80	0.22	2.94	3.16	(0.87)	(0.33)	(1.20)	20.76	17.63%		4,389	0.70%	1.12%	151%
Class S
10/31/11	$13.67	$0.19	$0.30	$0.49	$(0.20)	$-	$(0.20)	$13.96	3.55%		$140,828	0.61%	1.28%	93%
10/31/10	12.43	0.14	1.38	1.52	(0.28)	-	(0.28)	13.67	12.37%		158,921	0.61%	1.09%	100%
10/31/09	10.83	0.25	1.60	1.85	(0.25)	-	(0.25)	12.43	17.81%		179,373	0.62%	2.41%	138%
10/31/08	20.78	0.25	(7.77)	(7.52)	(0.25)	(2.18)	(2.43)	10.83	(40.58%	)	176,805	0.60%	1.57%	156%
10/31/07	18.81	0.24	2.94	3.18	(0.88)	(0.33)	(1.21)	20.78	17.78%		388,559	0.60%	1.22%	151%
Class N
10/31/11	$13.59	$0.07	$0.31	$0.38	$(0.10)	$-	$(0.10)	$13.87	2.74%		$117	1.42%	0.46%	93%
10/31/10	12.38	0.04	1.36	1.40	(0.19)	-	(0.19)	13.59	11.40%		117	1.42%	0.27%	100%
10/31/09	10.74	0.17	1.61	1.78	(0.14)	-	(0.14)	12.38	16.95%		131	1.43%	1.57%	138%
10/31/08	20.51	0.12	(7.71)	(7.59)	-	(2.18)	(2.18)	10.74	(41.07%	)	109	1.41%	0.75%	156%
10/31/07	18.68	0.06	2.91	2.97	(0.81)	(0.33)	(1.14)	20.51	16.64%		132	1.41%	0.31%	151%

***	Per share amount calculated on the average shares method.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$9.36	$0.13	$0.43	$0.56	$(0.13)	$-	$-	$(0.13)	$9.79	5.99%		$9,129	1.09%	1.07%	#	1.31%	124%
10/31/10	8.31	0.12	1.07	1.19	(0.14)	-	-	(0.14)	9.36	14.45%		9,521	1.11%	N/A		1.33%	107%
10/31/09	8.40	0.15	(0.01)	0.14	(0.23)	-	-	(0.23)	8.31	2.15%		11,099	1.11%	N/A		2.06%	115%
10/31/08	13.12	0.22	(4.90)	(4.68)	(0.04)	-	-	(0.04)	8.40	(35.83%	)	12,315	1.10%	1.10%	##	1.95%	148%
10/31/07	13.45	0.19	0.79	0.98	(0.19)	(1.08)	(0.04)	(1.31)	13.12	7.62%		18,838	1.10%	1.09%	#	1.42%	139%
Class L
10/31/11	$9.41	$0.16	$0.44	$0.60	$(0.16)	$-	$-	$(0.16)	$9.85	6.36%		$1,948	0.84%	0.84%	##	1.53%	124%
10/31/10	8.36	0.14	1.07	1.21	(0.16)	-	-	(0.16)	9.41	14.65%		67,006	0.86%	N/A		1.58%	107%
10/31/09	8.45	0.17	0.00 †	0.17	(0.26)	-	-	(0.26)	8.36	2.35%		64,811	0.86%	N/A		2.28%	115%
10/31/08	13.18	0.25	(4.93)	(4.68)	(0.05)	-	-	(0.05)	8.45	(35.62%	)	65,257	0.85%	0.85%	##	2.20%	148%
10/31/07	13.52	0.23	0.79	1.02	(0.23)	(1.08)	(0.05)	(1.36)	13.18	7.83%		118,847	0.85%	0.84%	#	1.65%	139%
Class Y
10/31/11	$9.45	$0.17	$0.43	$0.60	$(0.17)	$-	$-	$(0.17)	$9.88	6.38%		$53,589	0.69%	0.68%	#	1.71%	124%
10/31/10	8.39	0.16	1.07	1.23	(0.17)	-	-	(0.17)	9.45	14.87%		56,917	0.71%	N/A		1.73%	107%
10/31/09	8.48	0.18	0.01	0.19	(0.28)	-	-	(0.28)	8.39	2.57%		64,686	0.71%	N/A		2.45%	115%
10/31/08	13.22	0.27	(4.95)	(4.68)	(0.06)	-	-	(0.06)	8.48	(35.56%	)	68,843	0.70%	0.70%	##	2.37%	148%
10/31/07	13.56	0.26	0.78	1.04	(0.25)	(1.08)	(0.05)	(1.38)	13.22	7.98%		157,740	0.70%	0.69%	#	1.90%	139%
Class S
10/31/11	$9.50	$0.18	$0.44	$0.62	$(0.18)	$-	$-	$(0.18)	$9.94	6.55%		$201,137	0.59%	0.57%	#	1.82%	124%
10/31/10	8.44	0.17	1.07	1.24	(0.18)	-	-	(0.18)	9.50	14.89%		139,983	0.61%	N/A		1.83%	107%
10/31/09	8.53	0.19	0.01	0.20	(0.29)	-	-	(0.29)	8.44	2.71%		142,884	0.61%	N/A		2.57%	115%
10/31/08	13.29	0.28	(4.98)	(4.70)	(0.06)	-	-	(0.06)	8.53	(35.50%	)	166,317	0.60%	0.60%	##	2.45%	148%
10/31/07	13.57	0.25	0.87	1.12	(0.27)	(1.08)	(0.05)	(1.40)	13.29	8.55%		287,201	0.60%	0.59%	#	1.80%	139%
Class N
10/31/11	$9.40	$0.10	$0.43	$0.53	$(0.10)	$-	$-	$(0.10)	$9.83	5.64%		$129	1.40%	1.38%	#	1.01%	124%
10/31/10	8.36	0.09	1.07	1.16	(0.12)	-	-	(0.12)	9.40	13.99%		188	1.42%	N/A		1.02%	107%
10/31/09	8.42	0.13	0.00 †	0.13	(0.19)	-	-	(0.19)	8.36	1.85%		228	1.42%	N/A		1.72%	115%
10/31/08	13.19	0.19	(4.93)	(4.74)	(0.03)	-	-	(0.03)	8.42	(36.01%	)	216	1.41%	1.41%	##	1.66%	148%
10/31/07	13.48	0.15	0.79	0.94	(0.12)	(1.08)	(0.03)	(1.23)	13.19	7.26%		468	1.41%	1.40%	#	1.13%	139%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$8.41	$0.04	$0.27	$0.31	$(0.04)	$-	$(0.04)	$8.68	3.66%		$8,120		1.26%	1.16%	#	0.46%	37%
10/31/10	7.18	0.04	1.25	1.29	(0.06)	-	(0.06)	8.41	18.11%		9,236		1.26%	1.16%	#	0.56%	51%
10/31/09	6.45	0.07	0.74	0.81	(0.08)	-	(0.08)	7.18	12.86%		10,082		1.29%	1.16%	#	1.11%	121%
10/31/08	12.50	0.07	(4.42)	(4.35)	(0.09)	(1.61)	(1.70)	6.45	(39.67%	)	11,185		1.27%	1.16%	#	0.79%	116%
10/31/07	11.58	0.09	1.48	1.57	(0.09)	(0.56)	(0.65)	12.50	14.20%		20,165		1.27%	1.16%	#	0.73%	105%
Class L
10/31/11	$8.48	$0.06	$0.27	$0.33	$(0.06)	$-	$(0.06)	$8.75	3.89%		$39,959		1.01%	0.91%	#	0.71%	37%
10/31/10	7.24	0.06	1.26	1.32	(0.08)	-	(0.08)	8.48	18.39%		46,075		1.01%	0.91%	#	0.81%	51%
10/31/09	6.51	0.09	0.74	0.83	(0.10)	-	(0.10)	7.24	13.13%		44,614		1.04%	0.91%	#	1.36%	121%
10/31/08	12.59	0.10	(4.46)	(4.36)	(0.11)	(1.61)	(1.72)	6.51	(39.50%	)	47,796		1.02%	0.91%	#	1.04%	116%
10/31/07	11.64	0.12	1.49	1.61	(0.10)	(0.56)	(0.66)	12.59	14.52%		99,145		1.02%	0.91%	#	1.01%	105%
Class Y
10/31/11	$8.55	$0.08	$0.26	$0.34	$(0.08)	$-	$(0.08)	$8.81	4.00%		$0	†††	0.86%	0.76%	#	0.90%	37%
10/31/10	7.30	0.04	1.30	1.34	(0.09)	-	(0.09)	8.55	18.55%		2,045		0.86%	0.76%	#	0.53%	51%
10/31/09	6.57	0.09	0.76	0.85	(0.12)	-	(0.12)	7.30	13.30%		73		0.89%	0.76%	#	1.49%	121%
10/31/08	12.55	0.11	(4.48)	(4.37)	-	(1.61)	(1.61)	6.57	(39.40%	)	66		0.87%	0.76%	#	1.20%	116%
10/31/07	11.64	0.13	1.48	1.61	(0.14)	(0.56)	(0.70)	12.55	14.43%		126		0.87%	0.76%	#	1.10%	105%
Class S
10/31/11	$8.50	$0.08	$0.27	$0.35	$(0.08)	$-	$(0.08)	$8.77	4.08%		$111,826		0.81%	0.71%	#	0.91%	37%
10/31/10	7.25	0.08	1.27	1.35	(0.10)	-	(0.10)	8.50	18.73%		125,255		0.81%	0.71%	#	1.01%	51%
10/31/09	6.53	0.10	0.74	0.84	(0.12)	-	(0.12)	7.25	13.28%		125,429		0.84%	0.71%	#	1.54%	121%
10/31/08	12.63	0.11	(4.46)	(4.35)	(0.14)	(1.61)	(1.75)	6.53	(39.38%	)	119,111		0.82%	0.71%	#	1.24%	116%
10/31/07	11.69	0.15	1.49	1.64	(0.14)	(0.56)	(0.70)	12.63	14.74%		244,758		0.82%	0.67%	#	1.24%	105%
Class N
10/31/11	$8.44	$0.01	$0.26	$0.27	$(0.01)	$-	$(0.01)	$8.70	3.25%		$329		1.56%	1.46%	#	0.17%	37%
10/31/10	7.20	0.02	1.26	1.28	(0.04)	-	(0.04)	8.44	17.76%		270		1.56%	1.46%	#	0.23%	51%
10/31/09	6.47	0.06	0.74	0.80	(0.07)	-	(0.07)	7.20	12.52%		109		1.59%	1.46%	#	1.01%	121%
10/31/08	12.52	0.04	(4.44)	(4.40)	(0.04)	(1.61)	(1.65)	6.47	(39.88%	)	224		1.57%	1.46%	#	0.48%	116%
10/31/07	11.58	0.05	1.49	1.54	(0.04)	(0.56)	(0.60)	12.52	13.87%		125		1.57%	1.46%	#	0.45%	105%

***	Per share amount calculated on the average shares method.
†††	Amount is less than $500.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Capital Appreciation Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders										Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Tax return of capital		Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$9.97	$0.02		$0.57	$0.59	$(0.00	) †	$-	$-		$(0.00	) †	$10.56	5.92%		$98,000	1.25%	1.09%	#	0.23%		30%
10/31/10	8.76	(0.00	) †	1.21	1.21	-		-	-		-		9.97	13.81%		142,653	1.24%	1.09%	#	(0.05%	)	56%
10/31/09	7.53	0.00	†	1.23	1.23	-		-	-		-		8.76	16.33%		187,245	1.24%	1.09%	#	0.01%		51%
10/31/08	13.41	(0.02)		(5.59)	(5.61)	-		(0.27)	-		(0.27)		7.53	(42.62%	)	182,254	1.23%	1.09%	#	(0.18%	)	75%
10/31/07	10.98	(0.03)		2.46	2.43	-		-	-		-		13.41	22.13%		363,471	1.23%	1.09%	#	(0.21%	)	57%
Class L
10/31/11	$10.01	$0.04		$0.56	$0.60	$(0.02)		$-	$-		$(0.02)		$10.59	5.96%		$25,204	1.00%	0.97%	#	0.37%		30%
10/31/10	8.78	0.00	†	1.23	1.23	(0.00	) †	-	-		(0.00	) †	10.01	14.02%		41,819	0.99%	0.97%	#	0.04%		56%
10/31/09	7.54	0.01		1.23	1.24	-		-	-		-		8.78	16.45%		55,614	0.99%	0.97%	#	0.13%		51%
10/31/08	13.41	(0.01)		(5.59)	(5.60)	-		(0.27)	-		(0.27)		7.54	(42.55%	)	53,947	0.98%	0.97%	#	(0.07%	)	75%
10/31/07	10.97	(0.01)		2.45	2.44	-		-	-		-		13.41	22.24%		75,119	0.98%	0.97%	#	(0.08%	)	57%
Class Y
10/31/11	$10.06	$0.05		$0.58	$0.63	$(0.03)		$-	$-		$(0.03)		$10.66	6.26%		$1,722	0.85%	0.82%	#	0.49%		30%
10/31/10	8.83	0.02		1.22	1.24	(0.01)		-	-		(0.01)		10.06	14.08%		8,871	0.84%	0.82%	#	0.21%		56%
10/31/09	7.57	0.02		1.24	1.26	-		-	-		-		8.83	16.64%		14,797	0.84%	0.82%	#	0.32%		51%
10/31/08	13.45	0.01		(5.62)	(5.61)	-		(0.27)	-		(0.27)		7.57	(42.49%	)	21,666	0.83%	0.82%	#	0.10%		75%
10/31/07	10.98	0.01		2.46	2.47	-		-	-		-		13.45	22.50%		57,564	0.83%	0.82%	#	0.06%		57%
Class S
10/31/11	$10.11	$0.07		$0.56	$0.63	$(0.04)		$-	$-		$(0.04)		$10.70	6.27%		$247,838	0.80%	0.71%	#	0.62%		30%
10/31/10	8.87	0.03		1.23	1.26	(0.02)		-	-		(0.02)		10.11	14.27%		437,621	0.79%	0.71%	#	0.33%		56%
10/31/09	7.60	0.03		1.25	1.28	(0.01)		-	-		(0.01)		8.87	16.86%		455,466	0.79%	0.71%	#	0.39%		51%
10/31/08	13.51	0.02		(5.65)	(5.63)	(0.01)		(0.27)	(0.00	) †	(0.28)		7.60	(42.46%	)	414,956	0.78%	0.71%	#	0.19%		75%
10/31/07	11.01	0.02		2.48	2.50	-		-	-		-		13.51	22.71%		715,738	0.78%	0.71%	#	0.17%		57%
Class N
10/31/11	$9.76	$(0.01)		$0.55	$0.54	$-		$-	$-		$-		$10.30	5.53%		$222	1.55%	1.46%	#	(0.11%	)	30%
10/31/10	8.60	(0.04)		1.20	1.16	-		-	-		-		9.76	13.49%		366	1.54%	1.46%	#	(0.43%	)	56%
10/31/09	7.42	(0.03)		1.21	1.18	-		-	-		-		8.60	15.90%		1,136	1.54%	1.46%	#	(0.36%	)	51%
10/31/08	13.27	(0.06)		(5.52)	(5.58)	-		(0.27)	-		(0.27)		7.42	(42.85%	)	898	1.53%	1.46%	#	(0.55%	)	75%
10/31/07	10.90	(0.07)		2.44	2.37	-		-	-		-		13.27	21.74%		1,624	1.53%	1.46%	#	(0.58%	)	57%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Disciplined Growth Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$8.84	$0.06	$0.76	$0.82	$(0.06)	$-	$(0.06)	$9.60	9.33%		$6,587	1.03%	1.01%	#	0.61%	134%
10/31/10	7.48	0.05	1.37	1.42	(0.06)	-	(0.06)	8.84	19.05%		4,712	1.02%	N/A		0.65%	100%
10/31/09	6.52	0.06	0.94	1.00	(0.04)	-	(0.04)	7.48	15.53%		4,102	1.03%	N/A		0.86%	125%
10/31/08	10.77	0.03	(3.94)	(3.91)	(0.02)	(0.32)	(0.34)	6.52	(37.38%	)	3,096	1.03%	1.02%	#	0.32%	155%
10/31/07	9.14	0.02	1.62	1.64	(0.01)	-	(0.01)	10.77	17.91%		4,532	1.02%	N/A		0.20%	181%
Class L
10/31/11	$8.88	$0.09	$0.76	$0.85	$(0.08)	$-	$(0.08)	$9.65	9.50%		$512	0.76%	0.76%	##	0.97%	134%
10/31/10	7.51	0.07	1.38	1.45	(0.08)	-	(0.08)	8.88	19.34%		67,882	0.77%	N/A		0.91%	100%
10/31/09	6.55	0.07	0.95	1.02	(0.06)	-	(0.06)	7.51	15.80%		62,383	0.78%	N/A		1.12%	125%
10/31/08	10.82	0.05	(3.96)	(3.91)	(0.04)	(0.32)	(0.36)	6.55	(37.22%	)	54,216	0.78%	0.78%	##	0.58%	155%
10/31/07	9.18	0.04	1.63	1.67	(0.03)	-	(0.03)	10.82	18.29%		92,738	0.77%	N/A		0.42%	181%
Class Y
10/31/11	$8.91	$0.10	$0.77	$0.87	$(0.10)	$-	$(0.10)	$9.68	9.62%		$49,364	0.63%	0.61%	#	1.01%	134%
10/31/10	7.54	0.09	1.37	1.46	(0.09)	-	(0.09)	8.91	19.59%		44,495	0.62%	N/A		1.06%	100%
10/31/09	6.58	0.08	0.95	1.03	(0.07)	-	(0.07)	7.54	16.01%		47,680	0.63%	N/A		1.27%	125%
10/31/08	10.85	0.07	(3.98)	(3.91)	(0.04)	(0.32)	(0.36)	6.58	(37.16%	)	40,591	0.63%	0.63%	##	0.74%	155%
10/31/07	9.20	0.06	1.63	1.69	(0.04)	-	(0.04)	10.85	18.40%		99,772	0.62%	N/A		0.62%	181%
Class S
10/31/11	$8.90	$0.10	$0.77	$0.87	$(0.10)	$-	$(0.10)	$9.67	9.81%		$176,486	0.57%	0.55%	#	1.03%	134%
10/31/10	7.53	0.09	1.37	1.46	(0.09)	-	(0.09)	8.90	19.53%		75,732	0.57%	N/A		1.10%	100%
10/31/09	6.57	0.09	0.95	1.04	(0.08)	-	(0.08)	7.53	16.12%		61,493	0.58%	N/A		1.34%	125%
10/31/08	10.84	0.07	(3.97)	(3.90)	(0.05)	(0.32)	(0.37)	6.57	(37.16%	)	67,554	0.58%	0.58%	##	0.79%	155%
10/31/07	9.21	0.06	1.61	1.67	(0.04)	-	(0.04)	10.84	18.20%		140,611	0.57%	N/A		0.61%	181%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
##	Amount waived had no impact on the ratio of expenses to average daily net assets.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Discovery Value Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations				Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***		Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$9.35	$(0.00	) †	$0.22	$0.22	$(0.01)		$-	$(0.01)		$9.56	2.31%		$11,586	1.59%	1.40%	#	(0.03%	)	97%
10/31/10	7.75	(0.02)		1.62	1.60	-		-	-		9.35	20.65%		17,391	1.48%	1.40%	#	(0.28%	)	76%
10/31/09	6.32	(0.00	) †	1.43	1.43	(0.00	) †	-	(0.00	) †	7.75	22.64%		17,549	1.50%	1.40%	#	(0.01%	)	109%
10/31/08	12.95	(0.01)		(6.06)	(6.07)	-		(0.56)	(0.56)		6.32	(48.86%	)	14,031	1.46%	1.40%	#	(0.11%	)	121%
10/31/07	11.57	(0.03)		2.41	2.38	(0.07)		(0.93)	(1.00)		12.95	21.97%		18,211	1.67%	1.40%	#	(0.24%	)	119%
Class L
10/31/11	$9.41	$0.03		$0.21	$0.24	$(0.03)		$-	$(0.03)		$9.62	2.52%		$687	1.34%	1.15%	#	0.27%		97%
10/31/10	7.79	(0.00	) †	1.63	1.63	(0.01)		-	(0.01)		9.41	20.88%		2,588	1.23%	1.15%	#	(0.03%	)	76%
10/31/09	6.36	0.02		1.44	1.46	(0.03)		-	(0.03)		7.79	23.06%		3,482	1.25%	1.15%	#	0.26%		109%
10/31/08	13.00	0.01		(6.08)	(6.07)	(0.01)		(0.56)	(0.57)		6.36	(48.71%	)	3,026	1.21%	1.15%	#	0.14%		121%
10/31/07	11.59	0.00	†	2.42	2.42	(0.08)		(0.93)	(1.01)		13.00	22.30%		1,322	1.42%	1.15%	#	0.03%		119%
Class Y
10/31/11	$9.44	$0.03		$0.22	$0.25	$(0.03)		$-	$(0.03)		$9.66	2.68%		$840	1.19%	1.00%	#	0.33%		97%
10/31/10	7.82	0.01		1.63	1.64	(0.02)		-	(0.02)		9.44	20.94%		1,563	1.08%	1.00%	#	0.17%		76%
10/31/09	6.38	0.03		1.44	1.47	(0.03)		-	(0.03)		7.82	23.30%		4,038	1.10%	1.00%	#	0.46%		109%
10/31/08	13.02	0.03		(6.10)	(6.07)	(0.01)		(0.56)	(0.57)		6.38	(48.62%	)	4,745	1.06%	1.00%	#	0.29%		121%
10/31/07	11.61	0.02		2.41	2.43	(0.09)		(0.93)	(1.02)		13.02	22.45%		10,352	1.27%	1.00%	#	0.19%		119%
Class S
10/31/11	$9.44	$0.04		$0.22	$0.26	$(0.05)		$-	$(0.05)		$9.65	2.71%		$2,614	1.09%	0.93%	#	0.40%		97%
10/31/10	7.81	0.02		1.63	1.65	(0.02)		-	(0.02)		9.44	21.18%		15,899	0.98%	0.93%	#	0.21%		76%
10/31/09	6.38	0.03		1.44	1.47	(0.04)		-	(0.04)		7.81	23.27%		25,330	1.00%	0.93%	#	0.41%		109%
10/31/08	13.02	0.04		(6.11)	(6.07)	(0.01)		(0.56)	(0.57)		6.38	(48.60%	)	14,024	0.96%	0.93%	#	0.36%		121%
10/31/07	11.61	0.02		2.42	2.44	(0.10)		(0.93)	(1.03)		13.02	22.53%		26,301	1.17%	0.93%	#	0.18%		119%
Class N
10/31/11	$9.26	$(0.04)		$0.22	$0.18	$-		$-	$-		$9.44	1.94%		$474	1.99%	1.70%	#	(0.35%	)	97%
10/31/10	7.70	(0.05)		1.61	1.56	-		-	-		9.26	20.26%		490	1.88%	1.70%	#	(0.59%	)	76%
10/31/09	6.30	(0.02)		1.42	1.40	-		-	-		7.70	22.42%		785	1.90%	1.70%	#	(0.31%	)	109%
10/31/08	12.93	(0.04)		(6.03)	(6.07)	-		(0.56)	(0.56)		6.30	(49.02%	)	607	1.86%	1.70%	#	(0.41%	)	121%
10/31/07	11.54	(0.05)		2.39	2.34	(0.02)		(0.93)	(0.95)		12.93	21.58%		883	2.07%	1.70%	#	(0.39%	)	119%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Main Street Small/Mid Cap Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$9.72	$0.04	$0.69	$0.73	$(0.04)	$-	$(0.04)	$10.41	7.49%		$6,475		1.34%	1.14%	#	0.34%		106%
10/31/10	7.85	0.02	1.88	1.90	(0.03)	-	(0.03)	9.72	24.29%		7,812		1.31%	1.14%	#	0.24%		61%
10/31/09	6.86	0.02	0.98	1.00	(0.01)	-	(0.01)	7.85	14.63%		6,150		1.46%	1.14%	#	0.31%		141%
10/31/08	11.47	0.01	(4.37)	(4.36)	(0.05)	(0.20)	(0.25)	6.86	(38.72%	)	4,051		1.34%	1.14%	#	0.06%		131%
10/31/07	10.45	0.06	0.97	1.03	-	(0.01)	(0.01)	11.47	9.85%		3,420		1.40%	1.14%	#	0.52%		127%
Class L
10/31/11	$9.79	$0.07	$0.68	$0.75	$(0.06)	$-	$(0.06)	$10.48	7.67%		$1,886		1.05%	0.89%	#	0.63%		106%
10/31/10	7.90	0.04	1.90	1.94	(0.05)	-	(0.05)	9.79	24.60%		31,150		1.06%	0.89%	#	0.49%		61%
10/31/09	6.89	0.04	0.99	1.03	(0.02)	-	(0.02)	7.90	15.09%		31,510		1.21%	0.89%	#	0.61%		141%
10/31/08	11.50	0.03	(4.39)	(4.36)	(0.05)	(0.20)	(0.25)	6.89	(38.61%	)	35,469		1.09%	0.89%	#	0.30%		131%
10/31/07	10.45	0.08	0.98	1.06	-	(0.01)	(0.01)	11.50	10.14%		49,729		1.15%	0.89%	#	0.74%		127%
Class Y
10/31/11	$9.79	$0.10	$0.68	$0.78	$(0.08)	$-	$(0.08)	$10.49	7.97%		$188		0.94%	0.79%	#	0.98%		106%
10/31/10	7.91	0.05	1.89	1.94	(0.06)	-	(0.06)	9.79	24.65%		1,056		0.91%	0.79%	#	0.57%		61%
10/31/09	6.88	0.04	0.99	1.03	-	-	-	7.91	14.97%		173		1.06%	0.79%	#	0.46%		141%
10/31/08	11.52	0.04	(4.38)	(4.34)	(0.10)	(0.20)	(0.30)	6.88	(38.50%	)	9		0.94%	0.79%	#	0.38%		131%
10/31/07	10.45	0.07	1.01	1.08	-	(0.01)	(0.01)	11.52	10.33%		0	†††	1.00%	0.79%	#	0.67%		127%
Class S
10/31/11	$9.80	$0.08	$0.70	$0.78	$(0.08)	$-	$(0.08)	$10.50	7.98%		$59,164		0.87%	0.69%	#	0.75%		106%
10/31/10	7.91	0.06	1.89	1.95	(0.06)	-	(0.06)	9.80	24.81%		34,192		0.81%	0.69%	#	0.70%		61%
10/31/09	6.91	0.05	0.99	1.04	(0.04)	-	(0.04)	7.91	15.21%		43,306		0.96%	0.69%	#	0.80%		141%
10/31/08	11.52	0.05	(4.39)	(4.34)	(0.07)	(0.20)	(0.27)	6.91	(38.43%	)	50,384		0.84%	0.69%	#	0.50%		131%
10/31/07	10.45	0.10	0.99	1.09	(0.01)	(0.01)	(0.02)	11.52	10.41%		68,822		0.90%	0.69%	#	0.87%		127%
Class N
10/31/11	$9.68	$(0.01)	$0.69	$0.68	$(0.02)	$-	$(0.02)	$10.34	7.06%		$258		1.64%	1.49%	#	(0.05%	)	106%
10/31/10	7.84	(0.01)	1.87	1.86	(0.02)	-	(0.02)	9.68	23.77%		164		1.61%	1.49%	#	(0.11%	)	61%
10/31/09	6.85	(0.01)	1.00	0.99	-	-	-	7.84	14.45%		92		1.76%	1.49%	#	(0.15%	)	141%
10/31/08	11.44	(0.03)	(4.36)	(4.39)	-	(0.20)	(0.20)	6.85	(38.97%	)	22		1.64%	1.49%	#	(0.29%	)	131%
10/31/07	10.44	0.01	1.00	1.01	-	(0.01)	(0.01)	11.44	9.67%		33		1.70%	1.49%	#	0.11%		127%

***	Per share amount calculated on the average shares method.
†††	Amount is less than $500.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Small/Mid Cap Opportunities Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$8.95	$0.03	$0.61	$0.64	$(0.03)	$-	$(0.03)	$9.56	7.13%		$58,004	1.21%	1.14%	#	0.30%	96%
10/31/10	7.21	0.02	1.74	1.76	(0.02)	-	(0.02)	8.95	24.39%		68,521	1.21%	1.14%	#	0.24%	62%
10/31/09	6.28	0.02	0.91	0.93	-	-	-	7.21	14.81%		63,549	1.29%	1.14%	#	0.36%	137%
10/31/08	12.60	0.01	(4.11)	(4.10)	(0.05)	(2.17)	(2.22)	6.28	(38.44%	)	69,067	1.25%	1.14%	#	0.08%	109%
10/31/07	16.99	0.05	1.26	1.31	-	(5.70)	(5.70)	12.60	9.94%		163,154	1.23%	1.14%	#	0.40%	111%
Class L
10/31/11	$9.08	$0.05	$0.62	$0.67	$(0.03)	$-	$(0.03)	$9.72	7.37%		$2,534	0.96%	0.89%	#	0.54%	96%
10/31/10	7.31	0.04	1.77	1.81	(0.04)	-	(0.04)	9.08	24.77%		5,341	0.96%	0.89%	#	0.48%	62%
10/31/09	6.37	0.04	0.92	0.96	(0.02)	-	(0.02)	7.31	15.17%		4,675	1.04%	0.89%	#	0.61%	137%
10/31/08	12.74	0.03	(4.16)	(4.13)	(0.07)	(2.17)	(2.24)	6.37	(38.30%	)	4,637	1.00%	0.89%	#	0.33%	109%
10/31/07	17.08	0.08	1.28	1.36	-	(5.70)	(5.70)	12.74	10.28%		8,595	0.98%	0.89%	#	0.56%	111%
Class Y
10/31/11	$9.14	$0.06	$0.62	$0.68	$(0.06)	$-	$(0.06)	$9.76	7.45%		$1,972	0.86%	0.79%	#	0.63%	96%
10/31/10	7.36	0.05	1.77	1.82	(0.04)	-	(0.04)	9.14	24.83%		1,718	0.86%	0.79%	#	0.58%	62%
10/31/09	6.39	0.04	0.94	0.98	(0.01)	-	(0.01)	7.36	15.29%		941	0.94%	0.79%	#	0.65%	137%
10/31/08	12.79	0.05	(4.18)	(4.13)	(0.10)	(2.17)	(2.27)	6.39	(38.22%	)	622	0.89%	0.79%	#	0.48%	109%
10/31/07	17.11	0.10	1.28	1.38	-	(5.70)	(5.70)	12.79	10.33%		6,898	0.88%	0.79%	#	0.76%	111%
Class S
10/31/11	$9.15	$0.07	$0.62	$0.69	$(0.07)	$-	$(0.07)	$9.77	7.53%		$118,553	0.76%	0.69%	#	0.74%	96%
10/31/10	7.37	0.06	1.77	1.83	(0.05)	-	(0.05)	9.15	24.90%		129,831	0.76%	0.69%	#	0.69%	62%
10/31/09	6.42	0.05	0.93	0.98	(0.03)	-	(0.03)	7.37	15.48%		113,312	0.84%	0.69%	#	0.79%	137%
10/31/08	12.84	0.05	(4.19)	(4.14)	(0.11)	(2.17)	(2.28)	6.42	(38.17%	)	102,572	0.80%	0.69%	#	0.52%	109%
10/31/07	17.15	0.11	1.28	1.39	-	(5.70)	(5.70)	12.84	10.45%		220,767	0.78%	0.69%	#	0.85%	111%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Global Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$10.54	$0.08	$(0.09)	$(0.01)	$(0.11)	$-	$(0.11)	$10.42	(0.11%)		$37,485	1.47%	1.43%	#	0.73%	26%
10/31/10	9.06	0.06	1.49	1.55	(0.07)	-	(0.07)	10.54	17.23%		41,888	1.50%	1.43%	#	0.61%	29%
10/31/09	7.48	0.06	1.87	1.93	(0.05)	(0.30)	(0.35)	9.06	27.89%		34,124	1.49%	1.43%	#	0.78%	34%
10/31/08	14.24	0.11	(5.96)	(5.85)	(0.10)	(0.81)	(0.91)	7.48	(43.64%	)	27,145	1.48%	1.43%	#	0.97%	13%
10/31/07	12.43	0.04	2.23	2.27	(0.13)	(0.33)	(0.46)	14.24	18.73%		49,635	1.50%	1.43%	#	0.34%	16%
Class L
10/31/11	$10.64	$0.11	$(0.08)	$0.03	$(0.14)	$-	$(0.14)	$10.53	0.11%		$118,025	1.22%	1.14%	#	1.03%	26%
10/31/10	9.14	0.09	1.50	1.59	(0.09)	-	(0.09)	10.64	17.65%		131,965	1.25%	1.14%	#	0.92%	29%
10/31/09	7.55	0.08	1.89	1.97	(0.08)	(0.30)	(0.38)	9.14	28.27%		147,550	1.24%	1.14%	#	1.09%	34%
10/31/08	14.36	0.14	(6.01)	(5.87)	(0.13)	(0.81)	(0.94)	7.55	(43.50%	)	137,391	1.23%	1.14%	#	1.24%	13%
10/31/07	12.51	0.08	2.24	2.32	(0.14)	(0.33)	(0.47)	14.36	19.07%		303,017	1.25%	1.14%	#	0.63%	16%
Class Y
10/31/11	$10.61	$0.13	$(0.10)	$0.03	$(0.16)	$-	$(0.16)	$10.48	0.21%		$7,000	1.07%	1.03%	#	1.13%	26%
10/31/10	9.11	0.10	1.50	1.60	(0.10)	-	(0.10)	10.61	17.75%		6,727	1.10%	1.03%	#	1.02%	29%
10/31/09	7.54	0.08	1.88	1.96	(0.09)	(0.30)	(0.39)	9.11	28.26%		3,219	1.09%	1.03%	#	1.04%	34%
10/31/08	14.34	0.14	(5.98)	(5.84)	(0.15)	(0.81)	(0.96)	7.54	(43.41%	)	3,651	1.08%	1.03%	#	1.23%	13%
10/31/07	12.50	0.10	2.24	2.34	(0.17)	(0.33)	(0.50)	14.34	19.29%		10,514	1.10%	1.03%	#	0.74%	16%
Class S
10/31/11	$10.67	$0.14	$(0.10)	$0.04	$(0.16)	$-	$(0.16)	$10.55	0.37%		$202,981	1.04%	0.89%	#	1.27%	26%
10/31/10	9.16	0.11	1.51	1.62	(0.11)	-	(0.11)	10.67	17.88%		219,639	1.07%	0.89%	#	1.15%	29%
10/31/09	7.58	0.10	1.89	1.99	(0.11)	(0.30)	(0.41)	9.16	28.52%		204,098	1.06%	0.89%	#	1.34%	34%
10/31/08	14.42	0.17	(6.04)	(5.87)	(0.16)	(0.81)	(0.97)	7.58	(43.37%	)	183,478	1.05%	0.89%	#	1.48%	13%
10/31/07	12.55	0.12	2.25	2.37	(0.17)	(0.33)	(0.50)	14.42	19.43%		423,870	1.07%	0.89%	#	0.87%	16%
Class N
10/31/11	$10.58	$0.07	$(0.09)	$(0.02)	$(0.10)	$-	$(0.10)	$10.46	(0.33%	)	$828	1.77%	1.52%	#	0.64%	26%
10/31/10	9.09	0.06	1.49	1.55	(0.06)	-	(0.06)	10.58	17.26%		766	1.80%	1.52%	#	0.58%	29%
10/31/09	7.51	0.05	1.88	1.93	(0.05)	(0.30)	(0.35)	9.09	27.77%		816	1.79%	1.52%	#	0.69%	34%
10/31/08	14.31	0.10	(6.00)	(5.90)	(0.09)	(0.81)	(0.90)	7.51	(43.75%	)	568	1.78%	1.52%	#	0.89%	13%
10/31/07	12.48	0.03	2.24	2.27	(0.11)	(0.33)	(0.44)	14.31	18.69%		864	1.80%	1.52%	#	0.23%	16%

***	Per share amount calculated on the average shares method.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier International Equity Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver	Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets	Portfolio turnover rate
Class A
10/31/11	$13.62	$0.09	$(0.00)†	$0.09	$(0.09)	$-	$(0.09)	$13.62	0.63%		$47,318	1.50%	N/A		0.65%	47%
10/31/10	12.00	0.07	1.64	1.71	(0.09)	-	(0.09)	13.62	14.39%		50,227	1.53%	N/A		0.56%	32%
10/31/09	9.92	0.08	2.78	2.86	-	(0.78)	(0.78)	12.00	32.49%		47,642	1.52%	N/A		0.81%	42%
10/31/08	19.25	0.13	(9.16)	(9.03)	(0.30)	-	(0.30)	9.92	(47.54%	)	39,212	1.51%	1.50%	#	0.82%	29%
10/31/07	14.55	0.18	4.66	4.84	(0.14)	-	(0.14)	19.25	33.50%		103,369	1.53%	1.52%	#	1.05%	25%
Class L
10/31/11	$13.81	$0.14	$(0.01)	$0.13	$(0.12)	$-	$(0.12)	$13.82	0.91%		$12,331	1.25%	N/A		0.94%	47%
10/31/10	12.16	0.10	1.66	1.76	(0.11)	-	(0.11)	13.81	14.64%		50,937	1.27%	N/A		0.77%	32%
10/31/09	10.02	0.11	2.82	2.93	(0.01)	(0.78)	(0.79)	12.16	32.77%		56,494	1.27%	N/A		1.10%	42%
10/31/08	19.45	0.18	(9.26)	(9.08)	(0.35)	-	(0.35)	10.02	(47.40%	)	51,881	1.26%	1.25%	#	1.12%	29%
10/31/07	14.66	0.22	4.70	4.92	(0.13)	-	(0.13)	19.45	33.87%		113,298	1.28%	1.27%	#	1.28%	25%
Class Y
10/31/11	$13.92	$0.16	$(0.02)	$0.14	$(0.12)	$-	$(0.12)	$13.94	1.00%		$19,430	1.10%	N/A		1.10%	47%
10/31/10	12.26	0.12	1.67	1.79	(0.13)	-	(0.13)	13.92	14.80%		15,773	1.12%	N/A		0.98%	32%
10/31/09	10.10	0.12	2.85	2.97	(0.03)	(0.78)	(0.81)	12.26	33.08%		30,347	1.12%	N/A		1.21%	42%
10/31/08	19.59	0.19	(9.31)	(9.12)	(0.37)	-	(0.37)	10.10	(47.32%	)	20,833	1.11%	1.10%	#	1.17%	29%
10/31/07	14.79	0.25	4.74	4.99	(0.19)	-	(0.19)	19.59	34.05%		83,333	1.13%	1.12%	#	1.46%	25%
Class S
10/31/11	$13.94	$0.16	$(0.01)	$0.15	$(0.14)	$-	$(0.14)	$13.95	1.08%		$554,169	1.07%	N/A		1.10%	47%
10/31/10	12.27	0.13	1.67	1.80	(0.13)	-	(0.13)	13.94	14.81%		584,158	1.10%	N/A		1.00%	32%
10/31/09	10.12	0.12	2.84	2.96	(0.03)	(0.78)	(0.81)	12.27	33.13%		562,176	1.09%	N/A		1.24%	42%
10/31/08	19.63	0.20	(9.33)	(9.13)	(0.38)	-	(0.38)	10.12	(47.32%	)	459,583	1.08%	1.07%	#	1.29%	29%
10/31/07	14.82	0.25	4.76	5.01	(0.20)	-	(0.20)	19.63	34.17%		1,033,709	1.10%	1.09%	#	1.47%	25%

***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Focused International Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions	Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$11.61	$0.11	$(0.45)	$(0.34)	$(0.15)		$-	$(0.15)	$11.12	(2.97%	)	$24,345	1.67%		1.58%	#	0.90%		59%
10/31/10	10.81	0.07	1.09	1.16	(0.36)		-	(0.36)	11.61	11.14%		35,144	1.60%		N/A		0.65%		65%
10/31/09	8.41	0.16	2.30	2.46	(0.06)		-	(0.06)	10.81	29.25%		35,136	1.58%		1.56%	#	1.80%		74%
10/31/08	17.20	0.19	(8.43)	(8.24)	(0.13)		(0.42)	(0.55)	8.41	(49.39%	)	27,401	1.62%		1.58%	#	1.38%		106%
10/31/07	12.41	0.08	4.80	4.88	(0.00	) †	(0.09)	(0.09)	17.20	39.55%		36,718	1.75%		1.58%	#	0.57%		95%
Class L
10/31/11	$11.68	$0.17	$(0.47)	$(0.30)	$(0.19)		$-	$(0.19)	$11.19	(2.66%	)	$5,789	1.42%		1.33%	#	1.47%		59%
10/31/10	10.87	0.09	1.11	1.20	(0.39)		-	(0.39)	11.68	11.42%		19,819	1.35%		N/A		0.87%		65%
10/31/09	8.45	0.19	2.30	2.49	(0.07)		-	(0.07)	10.87	29.61%		19,065	1.33%		1.31%	#	2.07%		74%
10/31/08	17.27	0.22	(8.48)	(8.26)	(0.14)		(0.42)	(0.56)	8.45	(49.32%	)	7,993	1.37%		1.33%	#	1.62%		106%
10/31/07	12.44	0.11	4.82	4.93	(0.01)		(0.09)	(0.10)	17.27	39.91%		17,632	1.50%		1.33%	#	0.78%		95%
Class Y
10/31/11	$11.68	$0.16	$(0.45)	$(0.29)	$(0.20)		$-	$(0.20)	$11.19	(2.52%	)	$7,938	1.27%		1.17%	#	1.36%		59%
10/31/10	10.87	0.11	1.10	1.21	(0.40)		-	(0.40)	11.68	11.45%		8,082	1.20%		N/A		1.05%		65%
10/31/09	8.48	0.20	2.30	2.50	(0.11)		-	(0.11)	10.87	29.85%		7,494	1.18%		1.16%	#	2.18%		74%
10/31/08	17.31	0.18	(8.43)	(8.25)	(0.16)		(0.42)	(0.58)	8.48	(49.19%	)	5,474	1.22%		1.18%	#	1.47%		106%
10/31/07	12.45	0.14	4.82	4.96	(0.01)		(0.09)	(0.10)	17.31	40.12%		739	1.35%		1.18%	#	0.95%		95%
Class S
10/31/11	$11.71	$0.21	$(0.49)	$(0.28)	$(0.21)		$-	$(0.21)	$11.22	(2.44%	)	$28,631	1.17%		1.07%	#	1.77%		59%
10/31/10	10.90	0.11	1.11	1.22	(0.41)		-	(0.41)	11.71	11.61%		22,470	1.10%		N/A		1.04%		65%
10/31/09	8.49	0.20	2.32	2.52	(0.11)		-	(0.11)	10.90	29.90%		45,363	1.08%		N/A		2.23%		74%
10/31/08	17.33	0.27	(8.53)	(8.26)	(0.16)		(0.42)	(0.58)	8.49	(49.18%	)	22,846	1.12%		N/A		1.96%		106%
10/31/07	12.46	0.15	4.82	4.97	(0.01)		(0.09)	(0.10)	17.33	40.18%		26,159	1.25%		1.15%	#	1.04%		95%
Class N
10/31/11	$11.50	$0.06	$(0.44)	$(0.38)	$(0.12)		$-	$(0.12)	$11.00	(3.35%	)	$923	2.07%		1.97%	#	0.53%		59%
10/31/10	10.71	0.03	1.08	1.11	(0.32)		-	(0.32)	11.50	10.61%		983	2.00%		N/A		0.25%		65%
10/31/09	8.34	0.13	2.27	2.40	(0.03)		-	(0.03)	10.71	28.90%		951	1.98%		1.94%	#	1.40%		74%
10/31/08	17.10	0.14	(8.37)	(8.23)	(0.11)		(0.42)	(0.53)	8.34	(49.58%	)	636	2.02%		1.88%	#	1.08%		106%
10/31/07	12.37	0.02	4.80	4.82	-		(0.09)	(0.09)	17.10	39.19%		847	2.15%		1.88%	#	0.13%		95%
Class Z
10/31/11 +	$11.58	$0.07	$(0.20)	$(0.13)	$(0.22)		$-	$(0.22)	$11.23	(1.19%	) **	$23,873	1.08%	*	0.98%	*#	0.65%	*	59%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
+	For the period December 3, 2010 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

MassMutual Premier Strategic Emerging Markets Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

		Income (loss) from investment operations			Less distributions to shareholders								Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss) ***	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income		From net realized gains	Total distributions		Net asset value, end of the period	Total Return ^,^^		Net assets, end of the period (000’s)		Ratio of expenses to average daily net assets before expense waiver		Ratio of expenses to average daily net assets after expense waiver		Net investment income (loss) to average daily net assets		Portfolio turnover rate
Class A
10/31/11	$17.68	$0.10	$(2.30)	$(2.20)	$-		$(1.53)	$(1.53)		$13.95	(13.60%	)	$396		1.85%		1.65%	#	0.64%		84%
10/31/10	16.42	0.01	3.62	3.63	(0.09)		(2.28)	(2.37)		17.68	24.70%		655		1.77%		1.65%	#	0.09%		45%
10/31/09 +	10.00	0.09	6.33	6.42	-		-	-		16.42	64.00%	**	238		1.83%	*	1.65%	*#	0.73%	*	75%	**
Class L
10/31/11	$17.73	$0.12	$(2.28)	$(2.16)	$(0.02)		$(1.53)	$(1.55)		$14.02	(13.34%	)	$0	†††	1.57%		1.39%	#	0.71%		84%
10/31/10	16.45	0.06	3.62	3.68	(0.12)		(2.28)	(2.40)		17.73	25.02%		56,938		1.52%		1.40%	#	0.37%		45%
10/31/09 +	10.00	0.13	6.32	6.45	-		-	-		16.45	64.30%	**	27,256		1.58%	*	1.40%	*#	0.98%	*	75%	**
Class Y
10/31/11	$17.77	$0.18	$(2.32)	$(2.14)	$(0.04)		$(1.53)	$(1.57)		$14.06	(13.22%	)	$188		1.46%		1.25%	#	1.13%		84%
10/31/10	16.48	0.08	3.62	3.70	(0.13)		(2.28)	(2.41)		17.77	25.14%		206		1.37%		1.25%	#	0.47%		45%
10/31/09 +	10.00	0.13	6.35	6.48	(0.00	) †	-	(0.00	) †	16.48	64.60%	**	165		1.43%	*	1.25%	*#	1.08%	*	75%	**
Class S
10/31/11	$17.79	$0.16	$(2.30)	$(2.14)	$(0.05)		$(1.53)	$(1.58)		$14.07	(13.17%	)	$51,005		1.34%		1.15%	#	1.01%		84%
10/31/10	16.49	0.10	3.62	3.72	(0.14)		(2.28)	(2.42)		17.79	25.30%		107,589		1.27%		1.15%	#	0.60%		45%
10/31/09 +	10.00	0.15	6.34	6.49	(0.00	) †	-	(0.00	) †	16.49	64.73%	**	61,313		1.33%	*	1.15%	*#	1.23%	*	75%	**
Class Z
10/31/11 ++	$15.70	$0.20	$(1.81)	$(1.61)	$-		$-	$-		$14.09	(10.25%	)**	$92,878		1.26%	*	0.99%	*#	1.98%	*	84%	**~

*	Annualized.
**	Percentage represents the results for the period and is not annualized.
***	Per share amount calculated on the average shares method.
†	Amount is less than $0.005 per share.
†††	Amount is less than $500.
+	For the period November 3, 2008 (commencement of operations) through October 31, 2009.
++	For the period March 1, 2011 (commencement of operations) through October 31, 2011.
#	Computed after giving effect to an agreement by MassMutual to waive certain fees and expenses of the Fund.
^	Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.
^^	Total return excludes sales charges, if any, and would be lower for the period presented if it reflected these charges.
~	The portfolio turnover rate results are for the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund

MassMutual Premier Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated August 1, 1994, as amended. The Trust consists of the following series (each individually referred to as a “Fund” or collectively as the “Funds”):

MassMutual Premier Money Market Fund (“Money Market Fund”)

MassMutual Premier Short-Duration Bond Fund (“Short-Duration Bond Fund”)

MassMutual Premier Inflation-Protected and Income Fund (“Inflation-Protected and Income Fund”)

MassMutual Premier Core Bond Fund (“Core Bond Fund”)

MassMutual Premier Diversified Bond Fund (“Diversified Bond Fund”)

MassMutual Premier High Yield Fund (“High Yield Fund”)

MassMutual Premier International Bond Fund (“International Bond Fund”)

MassMutual Premier Balanced Fund (“Balanced Fund”)

MassMutual Premier Value Fund (“Value Fund”)

MassMutual Premier Disciplined Value Fund (formerly known as MassMutual Premier Enhanced Index Value Fund) (“Disciplined Value Fund”)

MassMutual Premier Main Street Fund (“Main Street Fund”)

MassMutual Premier Capital Appreciation Fund (“Capital Appreciation Fund”)

MassMutual Premier Disciplined Growth Fund (formerly known as MassMutual Premier Enhanced Index Growth Fund) (“Disciplined Growth Fund”)

MassMutual Premier Discovery Value Fund (“Discovery Value Fund”)

MassMutual Premier Main Street Small/Mid Cap Fund (formerly known as MassMutual Premier Main Street Small Cap Fund) (“Main Street Small/Mid Cap Fund”)

MassMutual Premier Small/Mid Cap Opportunities Fund (formerly known as MassMutual Premier Small Company Opportunities Fund) (“Small/Mid Cap Opportunities Fund”)

MassMutual Premier Global Fund (“Global Fund”)

MassMutual Premier International Equity Fund (“International Equity Fund”)

MassMutual Premier Focused International Fund (“Focused International Fund”)

MassMutual Premier Strategic Emerging Markets Fund (“Strategic Emerging Markets Fund”)

Each Fund may currently have up to six classes of shares: Class A, Class L, Class Y, Class S, Class N, and Class Z. The following table shows the classes available for each Fund, including the date each class commenced operations. Each share class represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

	Class A	Class L	Class Y	Class S	Class N	Class Z
Money Market Fund	1/1/1998	N/A*	1/1/1998	10/3/1994	N/A**	N/A
Short-Duration Bond Fund	1/1/1998	5/3/1999	1/1/1998	10/3/1994	12/31/2002	12/3/2010
Inflation-Protected and Income Fund	12/31/2003	12/31/2003	12/31/2003	12/31/2003	12/31/2003	3/1/2011
Core Bond Fund	1/1/1998	5/3/1999	1/1/1998	10/3/1994	12/31/2002	12/3/2010
Diversified Bond Fund	5/3/1999	5/3/1999	5/3/1999	5/3/1999	12/31/2002	12/3/2010
High Yield Fund	11/1/2004	11/1/2004	9/5/2000	11/1/2004	11/1/2004	3/1/2011
International Bond Fund	12/20/2007	12/20/2007	12/20/2007	12/20/2007	N/A**	N/A
Balanced Fund	1/1/1998	5/3/1999	1/1/1998	10/3/1994	N/A**	N/A
Value Fund	11/1/2004	7/25/1995	11/1/2004	11/1/2004	11/1/2004	N/A
Disciplined Value Fund	11/1/2004	11/1/2004	12/19/2000	11/1/2004	11/1/2004	N/A
Main Street Fund	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004	N/A
Capital Appreciation Fund	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004	N/A
Disciplined Growth Fund	11/1/2004	11/1/2004	12/19/2000	11/1/2004	N/A**	N/A
Discovery Value Fund	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	N/A
Main Street Small/Mid Cap Fund	9/27/2006	9/27/2006	9/27/2006	9/27/2006	9/27/2006	N/A

Notes to Financial Statements (Continued)

	Class A	Class L	Class Y	Class S	Class N	Class Z
Small/Mid Cap Opportunities Fund	7/20/1998	11/1/2004	11/1/2004	11/1/2004	N/A**	N/A
Global Fund	12/31/2004	12/31/2004	12/31/2004	12/31/2004	12/31/2004	N/A
International Equity Fund	1/1/1998	5/3/1999	1/1/1998	10/3/1994	N/A**	N/A
Focused International Fund	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/1/2005	12/3/2010
Strategic Emerging Markets Fund	11/3/2008	11/3/2008	11/3/2008	11/3/2008	N/A**	3/1/2011

*	Class L shares of the Money Market Fund were converted to Class S shares on July 27, 2009 and are no longer available.
**	Class N shares of the Money Market Fund, International Bond Fund, Balanced Fund, Disciplined Growth Fund, Small/Mid Cap Opportunities Fund, International Equity Fund, and Strategic Emerging Markets Fund were eliminated as of February 22, 2011.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange, on each day the New York Stock Exchange is open for trading. The New York Stock Exchange normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Equity securities and derivative contracts that are actively traded on a national securities exchange are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on the exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. For all Funds, excluding the Money Market Fund, short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. The Money Market Fund’s portfolio securities are valued at amortized cost, which approximates current market value, in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Money Market Fund must adhere to certain conditions. It is the intention of the Money Market Fund to maintain a stable net asset value per share of $1.00, although this cannot be assured.

The fair value of asset-backed securities and mortgage-backed securities is estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day. The fair value of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, can be modeled using a series of techniques, including simulation models depending on the contract and the terms of the transaction. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. Restricted securities are valued at a discount to similar publicly traded securities.

Investments for which market quotations are readily available are marked to market daily based on values provided by third-party vendors or market makers. Valuations provided by third-party vendors and representative bids provided by market makers may be

Notes to Financial Statements (Continued)

determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market between the close of the foreign market, but before the Funds calculate their net asset values, that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities held in non-public entities are categorized in Level 3.

Notes to Financial Statements (Continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Disciplined Value Fund characterized all investments at Level 1, as of October 31, 2011. The Money Market Fund and Inflation-Protected and Income Fund characterized all investments at Level 2, as of October 31, 2011. The Value Fund, Disciplined Growth Fund, and Discovery Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of October 31, 2011. For each Fund noted above, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of October 31, 2011, for the remaining Funds’ investments:

Asset Valuation Inputs

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$128,740,191	$-	$128,740,191

Total Municipal Obligations	-	3,442,444	-	3,442,444

Non-U.S. Government Agency Obligations
Automobile ABS	-	14,577,503	-	14,577,503
Commercial MBS	-	30,624,738	-	30,624,738
Home Equity ABS	-	11,942,919	-	11,942,919
Manufactured Housing ABS	-	348,077	-	348,077
Other ABS	-	8,253,820	858,080	9,111,900
Student Loans ABS	-	19,738,681	-	19,738,681
WL Collateral CMO	-	5,813,577	-	5,813,577
WL Collateral PAC	-	795,902	-	795,902

Total Non-U.S. Government Agency Obligations	-	92,095,217	858,080	92,953,297

U.S. Government Agency Obligations and Instrumentalities
Pass-Through Securities	-	93,139,622	-	93,139,622

Total U.S. Government Agency Obligations and Instrumentalities	-	93,139,622	-	93,139,622

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	13,923,168	-	13,923,168

Total U.S. Treasury Obligations	-	13,923,168	-	13,923,168

Total Bonds & Notes	-	331,340,642	858,080	332,198,722

Total Long-Term Investments	-	331,340,642	858,080	332,198,722

Total Short-Term Investments	-	212,013,094	-	212,013,094

Total Investments	$-	$543,353,736	$858,080	$544,211,816

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Core Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$515,507,533	$488,431	$515,995,964

Total Municipal Obligations	-	17,016,442	-	17,016,442

Non-U.S. Government Agency Obligations
Automobile ABS	-	9,048,532	-	9,048,532
Commercial MBS	-	86,236,140	-	86,236,140
Home Equity ABS	-	43,810,063	-	43,810,063
Other ABS	-	10,632,773	2,681,500	13,314,273
Student Loans ABS	-	37,927,874	-	37,927,874
WL Collateral CMO	-	16,577,307	-	16,577,307
WL Collateral PAC	-	1,824,195	-	1,824,195

Total Non-U.S. Government Agency Obligations	-	206,056,884	2,681,500	208,738,384

Total Sovereign Debt Obligations	-	11,525,601	-	11,525,601

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	2,129,482	-	2,129,482
Pass-Through Securities	-	528,701,641	-	528,701,641

Total U.S. Government Agency Obligations and Instrumentalities	-	530,831,123	-	530,831,123

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	270,238,039	-	270,238,039

Total U.S. Treasury Obligations	-	270,238,039	-	270,238,039

Total Bonds & Notes	-	1,551,175,622	3,169,931	1,554,345,553

Total Long-Term Investments	-	1,551,175,622	3,169,931	1,554,345,553

Total Short-Term Investments	-	378,381,314	-	378,381,314

Total Investments	$-	$1,929,556,936	$3,169,931	$1,932,726,867

Diversified Bond Fund
Equities
Common Stock
Basic Materials	$-	$-	$119,688	$119,688

Total Common Stock	-	-	119,688	119,688

Total Equities	-	-	119,688	119,688

Bonds & Notes
Total Corporate Debt	-	47,180,219	-	47,180,219

Total Municipal Obligations	-	3,599,171	-	3,599,171

Non-U.S. Government Agency Obligations
Auto Floor Plan ABS	-	231,635	-	231,635
Automobile ABS	-	198,001	-	198,001
Commercial MBS	-	8,038,676	-	8,038,676
Home Equity ABS	-	4,472,803	-	4,472,803
Other ABS	-	340,615	630,152	970,767
Student Loans ABS	-	2,755,921	-	2,755,921

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Diversified Bond Fund (Continued)
WL Collateral CMO	$-	$2,252,119	$-	$2,252,119
WL Collateral PAC	-	22,212	-	22,212

Total Non-U.S. Government Agency Obligations	-	18,311,982	630,152	18,942,134

Total Sovereign Debt Obligations	-	1,012,080	-	1,012,080

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	80,458	-	80,458
Pass-Through Securities	-	40,343,580	-	40,343,580

Total U.S. Government Agency Obligations and Instrumentalities	-	40,424,038	-	40,424,038

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	2,245,078	-	2,245,078

Total U.S. Treasury Obligations	-	2,245,078	-	2,245,078

Total Bonds & Notes	-	112,772,568	630,152	113,402,720

Total Long-Term Investments	-	112,772,568	749,840	113,522,408

Total Short-Term Investments	-	23,065,305	-	23,065,305

Total Investments	$-	$135,837,873	$749,840	$136,587,713

High Yield Fund
Equities
Common Stock
Basic Materials	$-	$-	$1,467,933	$1,467,933

Total Common Stock	-	-	1,467,933	1,467,933

Total Equities	-	-	1,467,933	1,467,933

Bonds & Notes
Total Corporate Debt	-	196,800,714	-	196,800,714

Total Bonds & Notes	-	196,800,714	-	196,800,714

Total Long-Term Investments	-	196,800,714	1,467,933	198,268,647

Total Short-Term Investments	-	8,785,008	-	8,785,008

Total Investments	$-	$205,585,722	$1,467,933	$207,053,655

International Bond Fund
Bonds & Notes
Total Corporate Debt	$-	$14,331,640	$-	$14,331,640

Total Sovereign Debt Obligations	-	37,206,297	1,442,729	38,649,026

Total Bonds & Notes	-	51,537,937	1,442,729	52,980,666

Total Long-Term Investments	-	51,537,937	1,442,729	52,980,666

Total Short-Term Investments	-	469,410	-	469,410

Total Investments	$-	$52,007,347	$1,442,729	$53,450,076

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Balanced Fund
Equities
Common Stock
Basic Materials	$2,304,368	$-	$-	$2,304,368
Communications	6,572,139	-	-	6,572,139
Consumer, Cyclical	5,133,376	-	-	5,133,376
Consumer, Non-cyclical	14,219,580	-	-	14,219,580
Diversified	105,603	-	-	105,603
Energy	7,489,857	-	-	7,489,857
Financial	8,530,003	-	-	8,530,003
Industrial	7,096,341	-	-	7,096,341
Technology	10,672,844	-	-	10,672,844
Utilities	2,282,496	-	-	2,282,496

Total Common Stock	64,406,607	-	-	64,406,607

Total Equities	64,406,607	-	-	64,406,607

Bonds & Notes
Total Corporate Debt	-	15,644,639	-	15,644,639

Total Municipal Obligations	-	543,341	-	543,341

Non-U.S. Government Agency Obligations
Automobile ABS	-	461,949	-	461,949
Commercial MBS	-	2,867,105	-	2,867,105
Home Equity ABS	-	1,442,031	-	1,442,031
Other ABS	-	294,557	134,075	428,632
Student Loans ABS	-	1,041,568	-	1,041,568
WL Collateral CMO	-	657,366	-	657,366
WL Collateral PAC	-	60,949	-	60,949

Total Non-U.S. Government Agency Obligations	-	6,825,525	134,075	6,959,600

Total Sovereign Debt Obligations	-	317,888	-	317,888

U.S. Government Agency Obligations and Instrumentalities
Collateralized Mortgage Obligations	-	86,431	-	86,431
Pass-Through Securities	-	15,042,511	-	15,042,511

Total U.S. Government Agency Obligations and Instrumentalities	-	15,128,942	-	15,128,942

U.S. Treasury Obligations
U.S. Treasury Bonds & Notes	-	6,847,236	-	6,847,236

Total U.S. Treasury Obligations	-	6,847,236	-	6,847,236

Total Bonds & Notes	-	45,307,571	134,075	45,441,646

Total Mutual Funds	9,875,133	-	-	9,875,133

Total Long-Term Investments	74,281,740	45,307,571	134,075	119,723,386

Total Short-Term Investments	-	8,263,292	-	8,263,292

Total Investments	$74,281,740	$53,570,863	$134,075	$127,986,678

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Main Street Fund
Equities
Common Stock
Basic Materials	$2,977,914	$310,958	$-	$3,288,872
Communications	23,164,998	-	-	23,164,998
Consumer, Cyclical	12,822,847	-	-	12,822,847
Consumer, Non-cyclical	37,020,368	-	-	37,020,368
Energy	21,008,084	-	-	21,008,084
Financial	24,991,247	-	-	24,991,247
Industrial	15,693,121	11,322	-	15,704,443
Technology	16,629,884	-	-	16,629,884
Utilities	3,380,025	-	-	3,380,025

Total Common Stock	157,688,488	322,280	-	158,010,768

Total Equities	157,688,488	322,280	-	158,010,768

Total Long-Term Investments	157,688,488	322,280	-	158,010,768

Total Short-Term Investments	-	2,398,366	-	2,398,366

Total Investments	$157,688,488	$2,720,646	$-	$160,409,134

Capital Appreciation Fund
Equities
Common Stock
Basic Materials	$17,163,172	$2,215,605	$-	$19,378,777
Communications	52,203,986	-	-	52,203,986
Consumer, Cyclical	50,264,490	-	-	50,264,490
Consumer, Non-cyclical	49,712,456	24,888,546	-	74,601,002
Energy	43,337,297	-	-	43,337,297
Financial	6,997,244	1,744,911	-	8,742,155
Industrial	62,799,461	766,101	-	63,565,562
Technology	55,093,897	-	-	55,093,897

Total Common Stock	337,572,003	29,615,163	-	367,187,166

Total Equities	337,572,003	29,615,163	-	367,187,166

Total Long-Term Investments	337,572,003	29,615,163	-	367,187,166

Total Short-Term Investments	-	4,891,016	-	4,891,016

Total Investments	$337,572,003	$34,506,179	$-	$372,078,182

Main Street Small/Mid Cap Fund
Equities
Common Stock
Basic Materials	$2,726,239	$-	$-	$2,726,239
Communications	4,569,627	-	-	4,569,627
Consumer, Cyclical	9,114,083	-	-	9,114,083
Consumer, Non-cyclical	12,383,851	-	-	12,383,851
Diversified	59,176	-	-	59,176
Energy	4,465,816	-	-	4,465,816

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Main Street Small/Mid Cap Fund (Continued)
Financial	$12,515,151	$-	$-	$12,515,151
Industrial	10,246,241	-	1,436	10,247,677
Technology	7,479,252	-	-	7,479,252
Utilities	2,988,233	-	-	2,988,233

Total Common Stock	66,547,669	-	1,436	66,549,105

Total Equities	66,547,669	-	1,436	66,549,105

Rights
Consumer, Non-cyclical	-	-	3	3

Total Rights	-	-	3	3

Total Long-Term Investments	66,547,669	-	1,439	66,549,108

Total Short-Term Investments	-	1,319,424	-	1,319,424

Total Investments	$66,547,669	$1,319,424	$1,439	$67,868,532

Small/Mid Cap Opportunities Fund
Equities
Common Stock
Basic Materials	$7,383,635	$-	$-	$7,383,635
Communications	12,182,030	-	-	12,182,030
Consumer, Cyclical	24,463,725	-	-	24,463,725
Consumer, Non-cyclical	33,064,490	-	-	33,064,490
Diversified	162,620	-	-	162,620
Energy	12,048,693	-	-	12,048,693
Financial	33,670,261	-	-	33,670,261
Industrial	27,249,717	-	4,171	27,253,888
Technology	20,185,130	-	-	20,185,130
Utilities	8,061,452	-	-	8,061,452

Total Common Stock	178,471,753	-	4,171	178,475,924

Total Equities	178,471,753	-	4,171	178,475,924

Rights
Consumer, Non-cyclical	-	-	6	6

Total Rights	-	-	6	6

Total Long-Term Investments	178,471,753	-	4,177	178,475,930

Total Short-Term Investments	-	2,321,218	-	2,321,218

Total Investments	$178,471,753	$2,321,218	$4,177	$180,797,148

Global Fund
Equities
Common Stock
Basic Materials	$-	$6,885,810	$-	$6,885,810
Communications	36,776,728	20,250,891	-	57,027,619
Consumer, Cyclical	20,532,220	21,925,937	-	42,458,157
Consumer, Non-cyclical	48,411,180	16,972,711	-	65,383,891
Diversified	-	6,637,494	-	6,637,494

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Global Fund (Continued)
Energy	$4,540,394	$9,761,035	$-	$14,301,429
Financial	15,275,418	42,194,008	-	57,469,426
Industrial	11,160,495	43,079,165	-	54,239,660
Technology	31,126,852	17,307,546	-	48,434,398
Utilities	-	2,762,990	-	2,762,990

Total Common Stock	167,823,287	187,777,587	-	355,600,874

Preferred Stock
Consumer, Cyclical	-	6,181,718	-	6,181,718

Total Preferred Stock	-	6,181,718	-	6,181,718

Total Equities	167,823,287	193,959,305	-	361,782,592

Total Mutual Funds	3,756,997	-	-	3,756,997

Total Long-Term Investments	171,580,284	193,959,305	-	365,539,589

Total Investments	$171,580,284	$193,959,305	$-	$365,539,589

International Equity Fund
Equities
Common Stock
Basic Materials	$-	$31,126,203	$-	$31,126,203
Communications	2,551,921	61,419,529	-	63,971,450
Consumer, Cyclical	11,130,913	58,735,058	-	69,865,971
Consumer, Non-cyclical	278,233	187,656,399	-	187,934,632
Diversified	-	7,167,831	-	7,167,831
Energy	-	26,659,142	-	26,659,142
Financial	2,298,532	24,977,784	-	27,276,316
Industrial	452,495	132,608,582	-	133,061,077
Technology	-	59,299,155	-	59,299,155

Total Common Stock	16,712,094	589,649,683	-	606,361,777

Convertible Preferred Stock
Energy	-	-	4,886,365	4,886,365

Total Convertible Preferred Stock	-	-	4,886,365	4,886,365

Preferred Stock
Basic Materials	7,597,784	-	-	7,597,784

Total Preferred Stock	7,597,784	-	-	7,597,784

Total Equities	24,309,878	589,649,683	4,886,365	618,845,926

Warrants
Technology	-	4,908	-	4,908

Total Warrants	-	4,908	-	4,908

Total Mutual Funds	14,359,185	-	-	14,359,185

Total Long-Term Investments	38,669,063	589,654,591	4,886,365	633,210,019

Total Short-Term Investments	-	19,543	-	19,543

Total Investments	$38,669,063	$589,674,134	$4,886,365	$633,229,562

Notes to Financial Statements (Continued)

	Investments in Securities
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Focused International Fund
Equities
Common Stock
Basic Materials	$-	$18,450,069	$-	$18,450,069
Communications	5,329,051	8,215,124	-	13,544,175
Consumer, Cyclical	-	1,505,395	-	1,505,395
Consumer, Non-cyclical	2,026,528	13,211,248	-	15,237,776
Diversified	-	1,901,015	-	1,901,015
Energy	1,329,617	9,438,366	-	10,767,983
Financial	-	19,357,678	-	19,357,678
Industrial	-	6,391,116	15,032	6,406,148
Technology	-	2,016,891	-	2,016,891
Utilities	-	1,371,474	-	1,371,474

Total Common Stock	8,685,196	81,858,376	15,032	90,558,604

Total Equities	8,685,196	81,858,376	15,032	90,558,604

Total Long-Term Investments	8,685,196	81,858,376	15,032	90,558,604

Total Short Term Investments	-	548,851	-	548,851

Total Investments	$8,685,196	$82,407,227	$15,032	$91,107,455

Strategic Emerging Markets Fund
Equities
Common Stock
Basic Materials	$7,615,104	$7,234,848	$-	$14,849,952
Communications	3,225,696	9,102,105	-	12,327,801
Consumer, Cyclical	-	17,342,083	-	17,342,083
Consumer, Non-cyclical	5,444,084	7,515,821	-	12,959,905
Energy	7,959,189	8,112,566	-	16,071,755
Financial	7,202,255	26,624,915	-	33,827,170
Industrial	-	6,777,326	-	6,777,326
Technology	5,339,769	12,279,352	-	17,619,121

Total Common Stock	36,786,097	94,989,016	-	131,775,113

Preferred Stock
Basic Materials	6,508,974	-	-	6,508,974
Financial	-	3,242,251	-	3,242,251

Total Preferred Stock	6,508,974	3,242,251	-	9,751,225

Total Equities	43,295,071	98,231,267	-	141,526,338

Total Long-Term Investments	43,295,071	98,231,267	-	141,526,338

Total Short-Term Investments	-	2,176,808	-	2,176,808

Total Investments	$43,295,071	$100,408,075	$-	$143,703,146

Notes to Financial Statements (Continued)

The following is the aggregate value by input level, as of October 31, 2011, for the Funds’ other financial instruments:

Asset Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Swap Agreements
Credit Risk	$-	$1,830,735	$-	$1,830,735
Core Bond Fund
Swap Agreements
Credit Risk	-	5,696,327	-	5,696,327
Diversified Bond Fund
Futures Contracts
Interest Rate Risk	37,828	-	-	37,828
Swap Agreements
Credit Risk	-	666,093	-	666,093
International Bond Fund
Forward Contracts
Foreign Exchange Risk	-	351,952	-	351,952
Balanced Fund
Swap Agreements
Credit Risk	-	178,146	-	178,146

Liability Valuation Inputs

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Short-Duration Bond Fund
Futures Contracts
Interest Rate Risk	$(83,050)	$-	$-	$(83,050)
Swap Agreements
Credit Risk	-	(60,044)	-	(60,044)
Core Bond Fund
Futures Contracts
Interest Rate Risk	(115,973)	-	-	(115,973)
Swap Agreements
Credit Risk	-	(172,924)	-	(172,924)
Diversified Bond Fund
Futures Contracts
Interest Rate Risk	(12,435)	-	-	(12,435)
Swap Agreements
Credit Risk	-	(9,608)	-	(9,608)
International Bond Fund
Forward Contracts
Foreign Exchange Risk	-	(265,007)	-	(265,007)

Notes to Financial Statements (Continued)

	Other Financial Instruments
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Balanced Fund
Futures Contracts
Equity Risk	$(70,725)	$-	$-	$(70,725)
Interest Rate Risk	(3,630)	-	-	(3,630)
Swap Agreements
Credit Risk	-	(5,764)	-	(5,764)

The Funds had no transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2011. The Funds recognize transfers between the levels as of the beginning of the year.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 10/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 10/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/11
Short-Duration Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$439,296	$-	$-	$110,704	$-	$(550,000)	$-	$-	$-	$-
Non-U.S. Government
Agency Obligations
Other ABS	865,280	-	-	(7,200)	-	-	-	-	858,080	(7,200)

	$1,304,576	$-	$-	$103,504	$-	$(550,000)	$-	$-	$858,080	$(7,200)

Core Bond Fund
Long-Term Investments
Equities
Preferred Stock
Financial	$998,401	$-	$-	$251,599	$-	$(1,250,000)	$-	$-	$-	$-
Bonds & Notes
Corporate Debt	1,058,688	-	(33,843)	5,858	-	(542,272)	-	-	488,431	5,858
Non-U.S. Government
Agency Obligations
Other ABS	2,704,000	-	-	(22,500)	-	-	-	-	2,681,500	(22,500)

	$4,761,089	$-	$(33,843)	$234,957	$-	$(1,792,272)	$-	$-	$3,169,931	$(16,642)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 10/31/10	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*		Transfers (out) of Level 3*	Balance as of 10/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/11
Diversified Bond Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$114,325	$-	$-	$5,363	$-	$-	$-		$-	$119,688	$5,363
Preferred Stock
Financial	599,040	-	-	150,960	-	(750,000)	-		-	-	-
Non-U.S. Government
Agency Obligations Other ABS	635,440	-	-	(5,288)	-	-	-		-	630,152	(5,288)

	$1,348,805	$-	$-	$151,035	$-	$(750,000)	$-		$-	$749,840	$75

High Yield Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$1,402,164	$-	$-	$65,769	$-	$-	$-		$-	$1,467,933	$65,769

International Bond Fund
Long-Term Investments
Bonds & Notes
Sovereign Debt Obligations	$-	$-	$-	$50,404	$1,392,325	$-	$-		$-	$1,442,729	$50,404

Balanced Fund
Long-Term Investments
Non-U.S. Government
Agency Obligations
Other ABS	$135,200	$-	$-	$(1,125)	$-	$-	$-		$-	$134,075	$(1,125)

Main Street Small/Mid Cap Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$440	$-	$(41,756)	$41,316	$-	$-	$-		$-	$-	$-
Industrial	-	-	(2,773)	(17,070)	-	(2,990)	24,269	**	-	1,436	(17,070)
Rights
Consumer, Non-cyclical	3	-	-	-	-	-	-		-	3	-

	$443	$-	$(44,529)	$24,246	$-	$(2,990)	$24,269		$-	$1,439	$(17,070)

Small/Mid Cap Opportunities Fund
Long-Term Investments
Equities
Common Stock
Basic Materials	$1,663	$-	$(157,890)	$156,227	$-	$-	$-		$-	$-	$-
Industrial	-	-	(7,914)	(49,790)	-	(3,677)	65,552	**	-	4,171	(49,790)
Rights
Consumer, Non-cyclical	6	-	-	-	-	-	-		-	6	-

	$1,669	$-	$(165,804)	$106,437	$-	(3,677)	$65,552		$-	$4,177	$(49,790)

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 10/31/10			Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 10/31/11	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 10/31/11
Global Fund
Long-Term Investments
Equities
Common Stock
Consumer, Non-cyclical	$		****	$-	$-	$-	$-	$-	$-	$-	***	$-	$-

International Equity Fund
Long-Term Investments
Equities
Common Stock
Consumer, Non-cyclical		$-	****	$-	$-	$-	$-	$-	$-	$-	***	$-	$-
Convertible Preferred Stock
Energy		4,886,365		-	-	-	-	-	-	-		4,886,365	-

		$4,886,365		$-	$-	$-	$-	$-	$-	$-		$4,886,365	$-

Focused International Fund
Long-Term Investments
Equities
Common Stock
Industrial		$16,798		$-	$(268)	$(98)	$41,216	$(42,616)	$-	$-		$15,032	$156

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Transfers occurred between Level 1 and Level 3 as a result of certain equity securities being fair valued in accordance with procedures approved by the Trustees.
***	Transfers occurred between Level 3 and Level 2 as a result of certain equity securities receiving a price directly in accordance with procedures approved by the Trustees.
****	Represents security at $0 value as of October 31, 2010.

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended October 31, 2011, the following tables show how the Fund used these derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	International Bond Fund	Balanced Fund	Value Fund	Disciplined Value Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management					A
Directional Exposures to Currencies					A
Futures Contracts**
Hedging/Risk Management	A	A	A	A		A
Duration/Credit Quality Management	A	A	A	A		A
Substitution for Direct Investment	A	A	A	A		A
Intention to Create Investment Leverage in Portfolio	A	A	M	M		A
Interest Rate Swaps***
Hedging/Risk Management	A	A	A	A		A
Duration Management	M	A	M	M		M
Asset/Liability Management	M	M	M	M		M
Substitution for Direct Investment	A	A	A	A		A
Intention to Create Investment Leverage in Portfolio	M	M	M	M		M
Total Return Swaps****
Hedging/Risk Management		A
Duration/Credit Quality Management		A
Substitution for Direct Investment		A
Market Access		A
Intention to Create Investment Leverage in Portfolio		M
Credit Default Swaps (Protection Buyer)
Hedging/Risk Management	A		A	A		A
Duration/Credit Quality Management	A		A	A		A
Income	M		M	M		M
Substitution for Direct Investment	A		A	A		A
Intention to Create Investment Leverage in Portfolio	M		M	M		M
Credit Default Swaps (Protection Seller)
Hedging/Risk Management	A		A	A		A
Duration/Credit Quality Management	A		A	A		A
Income	M		M	M		M
Substitution for Direct Investment	A		A	A		A
Intention to Create Investment Leverage in Portfolio	M		M	M		M

Notes to Financial Statements (Continued)

Type of Derivative and Objective for Use	Short- Duration Bond Fund	Inflation- Protected and Income Fund	Core Bond Fund	Diversified Bond Fund	International Bond Fund	Balanced Fund	Value Fund	Disciplined Value Fund
Options (Purchased)
Hedging/Risk Management							A
Directional Investment							M
Options (Sold)
Hedging/Risk Management							M
Directional Investment							A
Rights and Warrants
Hedging/Risk Management						M		M
Duration/Credit Quality Management						M		M
Directional Investment						M		M
Intention to Create Investment Leverage in Portfolio						M		M
Result of a Corporate Action						A		A

Type of Derivative and Objective for Use	Disciplined Growth Fund	Main Street Small/ Mid Cap Fund	Small/Mid Cap Opportunities Fund	Global Fund	International Equity Fund	Focused International Fund	Strategic Emerging Markets Fund

Rights and Warrants
Hedging/Risk Management	M
Duration/Credit Quality Management	M
Directional Investment	M
Intention to Create Investment Leverage in Portfolio	M
Result of a Corporate Action	A	A	A	A	A	A	A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.
****	Includes any index swaps, if applicable.

At October 31, 2011, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund
Asset Derivatives
Swap Agreements*	$1,830,735	$-	$-	$-	$1,830,735

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(83,050)	$(83,050)
Swap Agreements^	(60,044)	-	-	-	(60,044)

Total Value	$(60,044)	$-	$-	$(83,050)	$(143,094)

Realized Gain (Loss)#
Swap Agreements	$881,232	$-	$-	$(561,802)	$319,430

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Short-Duration Bond Fund (Continued)
Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(83,050)	$(83,050)
Swap Agreements	507,356	-	-	646,674	1,154,030

Total Change in Appreciation (Depreciation)	$507,356	$-	$-	$563,624	$1,070,980

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	181	181
Swap Agreements	$34,859,156	$-	$-	$21,353,829	$56,212,985

Inflation-Protected and Income Fund
Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$(32,780)	$(32,780)
Swap Agreements	-	280,177	-	(21,600)	258,577

Total Realized Gain (Loss)	$-	$280,177	$-	$(54,380)	$225,797

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	15	15
Swap Agreements	$-	$13,000,000	$-	$1,500,000	$14,500,000

Core Bond Fund
Asset Derivatives
Swap Agreements*	$5,696,327	$-	$-	$-	$5,696,327

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(115,973)	$(115,973)
Swap Agreements^	(172,924)	-	-	-	(172,924)

Total Value	$(172,924)	$-	$-	$(115,973)	$(288,897)

Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$(3,934,983)	$(3,934,983)
Swap Agreements	2,508,490	-	-	(1,008,636)	1,499,854

Total Realized Gain (Loss)	$2,508,490	$-	$-	$(4,943,619)	$(2,435,129)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(115,973)	$(115,973)
Swap Agreements	1,435,224	-	-	1,216,368	2,651,592

Total Change in Appreciation (Depreciation)	$1,435,224	$-	$-	$1,100,395	$2,535,619

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	807	807
Swap Agreements	$103,928,961	$-	$-	$58,540,971	$162,469,932

Diversified Bond Fund
Asset Derivatives
Futures Contracts^^	$-	$-	$-	$37,828	$37,828
Swap Agreements*	666,093	-	-	-	666,093

Total Value	$666,093	$-	$-	$37,828	$703,921

Liability Derivatives
Futures Contracts^^	$-	$-	$-	$(12,435)	$(12,435)
Swap Agreements^	(9,608)	-	-	-	(9,608)

Total Value	$(9,608)	$-	$-	$(12,435)	$(22,043)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Diversified Bond Fund (Continued)
Realized Gain (Loss)#
Futures Contracts	$-	$-	$-	$(1,263,277)	$(1,263,277)
Swap Agreements	(71,439)	-	-	(383,260)	(454,699)

Total Realized Gain (Loss)	$(71,439)	$-	$-	$(1,646,537)	$(1,717,976)

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$-	$-	$(74,585)	$(74,585)
Swap Agreements	231,328	-	-	472,189	703,517

Total Change in Appreciation (Depreciation)	$231,328	$-	$-	$397,604	$628,932

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	-	-	339	339
Swap Agreements	$19,840,314	$-	$-	$14,737,560	$34,577,874

International Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-	$351,952	$-	$351,952

Liability Derivatives
Forward Contracts^	$-	$-	$(265,007)	$-	$(265,007)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$485,293	$-	$485,293

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$136,297	$-	$136,297

Number of Contracts, Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$21,342,755	$-	$21,342,755

Balanced Fund
Asset Derivatives
Swap Agreements*	$178,146	$-	$-	$-	$178,146

Liability Derivatives
Futures Contracts^^	$-	$(70,725)	$-	$(3,630)	$(74,355)
Swap Agreements^	(5,764)	-	-	-	(5,764)

Total Value	$(5,764)	$(70,725)	$-	$(3,630)	$(80,119)

Realized Gain (Loss)#
Futures Contracts	$-	$1,265,881	$-	$(4,674)	$1,261,207
Swap Agreements	90,381	-	-	(38,748)	51,633
Warrants	-	(817)	-	-	(817)

Total Realized Gain (Loss)	$90,381	$1,265,064	$-	$(43,422)	$1,312,023

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(822,972)	$-	$(3,630)	$(826,602)
Swap Agreements	57,949	-	-	41,607	99,556

Total Change in Appreciation (Depreciation)	$57,949	$(822,972)	$-	$37,977	$(727,046)

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Balanced Fund (Continued)
Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	72	-	24	96
Swap Agreements	$3,655,470	$-	$-	$2,034,954	$5,690,424
Rights	-	105,550	-	-	105,550
Warrants	-	166	-	-	166

Value Fund
Asset Derivatives
Purchased Options*	$-	$437,000	$-	$-	$437,000

Realized Gain (Loss)#
Purchased Options	$-	$455,937	$-	$-	$455,937
Written Options	-	(117,833)	-	-	(117,833)

Total Realized Gain (Loss)	$-	$338,104	$-	$-	$338,104

Change in Appreciation (Depreciation)##
Purchased Options	$-	$(11,389)	$-	$-	$(11,389)

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	1,654	-	-	1,654
Written Options	-	606	-	-	606

Disciplined Value Fund
Realized Gain (Loss)#
Rights	$-	$92	$-	$-	$92
Warrants	-	(2,368)	-	-	(2,368)

Total Realized Gain (Loss)	$-	$(2,276)	$-	$-	$(2,276)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	900	-	-	900
Warrants	-	482	-	-	482

Disciplined Growth Fund
Realized Gain (Loss)#
Rights	$-	$524	$-	$-	$524

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	5,100	-	-	5,100

Main Street Small/Mid Cap Fund
Asset Derivatives
Rights*	$-	$3	$-	$-	$3

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	300	-	-	300

Small/Mid Cap Opportunities Fund
Asset Derivatives
Rights*	$-	$6	$-	$-	$6

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	600	-	-	600

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
Global Fund
Realized Gain (Loss)#
Rights	$-	$(14,365)	$-	$-	$(14,365)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	403,437	-	-	403,437

International Equity Fund
Asset Derivatives
Warrants*	$-	$4,908	$-	$-	$4,908

Realized Gain (Loss)#
Rights	$-	$1,475	$-	$-	$1,475

Change in Appreciation (Depreciation)##
Warrants	$-	$4,908	$-	$-	$4,908

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	11,647,419	-	-	11,647,419
Warrants	-	4,511,779	-	-	4,511,779

Focused International Fund
Realized Gain (Loss)#
Rights	$-	$12	$-	$-	$12

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	63	-	-	63

Strategic Emerging Markets Fund
Realized Gain (Loss)#
Rights	$-	$22	$-	$-	$22

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	360,096	-	-	360,096

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or open swap agreements, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, rights, and warrants, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended October 31, 2011.

The Main Street Small/Mid Cap Fund and Small/Mid Cap Opportunities Fund had no change in appreciation (depreciation) on rights and the Balanced Fund had no realized gain (loss) on rights during the year ended October 31, 2011.

Further details regarding the derivatives and other investments held by the Funds during the year ended October 31, 2011, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may use foreign currency exchange transactions for hedging purposes to protect against two principal risks. First, if a Fund has assets or liabilities denominated in foreign (non-U.S. dollar) currencies, the Fund is exposed to the risk that the values of those assets or liabilities in U.S. dollars may fall or rise due to changes in currency exchange rates. Second, if the Fund agrees, or expects, to receive or deliver an asset denominated in a foreign currency, it is exposed to currency exchange risk until the date of receipt or delivery. In order to reduce those risks, a Fund may enter into foreign currency forward contracts, which call for the Fund to purchase or sell a foreign currency at a time in the future at a price determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had listed in the following table had open forward foreign currency contracts at October 31, 2011. A Fund’s current exposure to a counterparty is typically the unrealized appreciation on the contract.

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
International Bond Fund
BUYS

	Barclays Bank PLC	575,000	Canadian Dollar	12/15/11	$559,456	$576,296	$16,840
	Barclays Bank PLC	775,000	Euro	11/22/11	1,051,391	1,072,150	20,759

					1,610,847	1,648,446	37,599

	Credit Suisse Securities LLC	827,000,000	Japanese Yen	11/18/11	10,771,421	10,581,206	(190,215)

	JP Morgan Chase Bank	850,000	Euro	11/22/11	1,172,334	1,175,907	3,573

	Royal Bank of Scotland PLC	600,000	Canadian Dollar	12/15/11	580,641	601,352	20,711

Notes to Financial Statements (Continued)

	Counterparty	Units of Currency	Contracts to Deliver/Receive	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
International Bond Fund (Continued)
	UBS AG	820,000	British Pound	12/15/11	$1,310,786	$1,317,888	$7,102
	UBS AG	10,800,000	Mexican Peso	12/15/11	797,248	807,228	9,980
	UBS AG	1,000,000	Singapore Dollar	12/01/11	777,647	796,934	19,287

					2,885,681	2,922,050	36,369

					$17,020,924	$16,928,961	$(91,963)

SELLS
	Barclays Bank PLC	500,000	Australian Dollar	12/15/11	$487,025	$524,217	$(37,192)
	Barclays Bank PLC	200,000	British Pound	12/15/11	312,583	321,436	(8,853)
	Barclays Bank PLC	7,900,000	Mexican Peso	12/15/11	595,255	590,472	4,783
	Barclays Bank PLC	7,850,000	Swedish Krona	12/01/11	1,215,213	1,202,586	12,627

					2,610,076	2,638,711	(28,635)

	Citibank N.A.	6,150,000	South African Rand	11/18/11	781,184	773,149	8,035

	Deutsche Bank AG	1,050,000	Polish Zloty	12/01/11	356,567	329,091	27,476

	JP Morgan Chase Bank	2,125,000	Australian Dollar	12/15/11	2,233,694	2,227,925	5,769
	JP Morgan Chase Bank	800,000	British Pound	12/15/11	1,256,998	1,285,745	(28,747)
	JP Morgan Chase Bank	1,693,000	Canadian Dollar	12/15/11	1,715,440	1,696,814	18,626
	JP Morgan Chase Bank	13,550,000	Mexican Peso	12/15/11	1,068,132	1,012,772	55,360

					6,274,264	6,223,256	51,008

	Royal Bank of Scotland PLC	2,115,000	Euro	11/22/11	2,988,363	2,925,933	62,430

	UBS AG	465,000	Euro	11/22/11	644,471	643,290	1,181
	UBS AG	690,000	Polish Zloty	12/01/11	236,991	216,260	20,731
	UBS AG	8,000,000	Swedish Krona	12/01/11	1,262,248	1,225,566	36,682

					2,143,710	2,085,116	58,594

					$15,154,164	$14,975,256	$178,908

Futures Contracts

A Fund may seek to manage a variety of different risks through the use of futures contracts and related options, such as interest rate risk, equity price risk, and currency risk.

Futures Contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities

Notes to Financial Statements (Continued)

index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

Options on Futures Contracts. If a Fund buys an option on a futures contract, it will have the right to assume a futures contract at a particular price during the course of the option. Its potential loss should generally be limited to the amount of the premium paid and any transaction costs. If a Fund sells an option on a futures contract, it is subject generally to the same risks as if it had entered into a futures contract underlying the option itself.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded. See “Options, Rights, and Warrants,“ below, for information regarding the accounting treatment of options.

The Fund(s) listed in the following table had open futures contracts at October 31, 2011:

Number of Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund
SELLS
181	U.S. Treasury Note 5 Year	12/30/11	$(22,192,297)	$(83,050)

Core Bond Fund
BUYS
457	U.S. Treasury Note 2 Year	12/30/11	$100,668,531	$(115,973)

Diversified Bond Fund
BUYS
49	U.S. Treasury Note 2 Year	12/30/11	$10,793,781	$(12,435)
63	U.S. Treasury Note 5 Year	12/30/11	7,724,391	22,263

				$9,828

SELLS
47	U.S. Treasury Note 10 Year	12/20/11	$(6,065,938)	$15,565

Balanced Fund
BUYS
47	S&P 500 E Mini Index	12/16/11	$2,935,855	$(70,725)
14	U.S. Treasury Note 2 Year	12/30/11	3,083,937	(3,553)
4	U.S. Treasury Note 5 Year	12/30/11	490,438	(77)

				$(74,355)

Notes to Financial Statements (Continued)

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Total Return Swaps. A Fund also may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Notes to Financial Statements (Continued)

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

The Fund(s) listed in the following table had open swap agreements at October 31, 2011. A Fund’s current exposure to a counterparty is typically the fair value of the agreement.

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Short-Duration Bond Fund*
Credit Default Swaps
1,200,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250)%	Kingdom of Sweden	$(9,330)	$19,525	$10,195
1,800,000	USD	9/20/16	Barclays Bank PLC	Buy	(1.000)%	Kingdom of Belgium	36,347	75,852	112,199

							27,017	95,377	122,394

425,234	USD	7/25/45	Credit Suisse International LLC	Sell†	0.180%	ABX.HE.AAA.06-1 (Babson Rating: A-) ††	(2,635)	(57,409)	(60,044)

10,675,000	USD	6/20/16	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.16	(37,039)	88,271	51,232
1,150,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(8,989)	18,759	9,770
300,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(1,821)	4,370	2,549
600,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(4,365)	9,462	5,097
2,600,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(56,947)	188,507	131,560
6,600,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(144,925)	478,885	333,960
3,130,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(21,606)	179,984	158,378
2,300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(4,376)	120,756	116,380
3,250,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(14,309)	178,759	164,450
3,200,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	1,911	160,009	161,920
1,075,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(15,480)	69,875	54,395
2,000,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	6,200	95,000	101,200
1,650,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(16,198)	99,688	83,490
5,100,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(235,065)	493,125	258,060
1,500,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(74,100)	150,000	75,900

							(627,109)	2,335,450	1,708,341

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Core Bond Fund**
Credit Default Swaps
3,850,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250)%	Kingdom of Sweden	$(29,935)	$62,643	$32,708
4,875,000	USD	9/20/16	Barclays Bank PLC	Buy	(1.000)%	Kingdom of Belgium	98,440	205,432	303,872

							68,505	268,075	336,580

4,020,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	131,731	-	131,731
1,224,674	USD	7/25/45	Credit Suisse Securities LLC	Sell†	0.180%	ABX.HE.AAA.06-1 (Babson Rating: A-) ††	(7,587)	(165,337)	(172,924)

							124,144	(165,337)	(41,193)

30,500,000	USD	6/20/16	Goldman Sachs & Co	Buy	(1.000)%	CDX.NA.IG.16	(105,825)	252,203	146,378
500,000	USD	9/20/16	Goldman Sachs & Co	Buy	(0.250)%	Kingdom of Sweden	(3,035)	7,283	4,248
1,725,000	USD	9/20/16	Goldman Sachs & Co	Buy	(0.250)%	Kingdom of Sweden	(12,549)	27,204	14,655
3,300,000	USD	9/20/16	Goldman Sachs & Co	Buy	(0.250)%	Kingdom of Sweden	(25,795)	53,830	28,035
2,500,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(36,000)	162,500	126,500
4,175,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	12,943	198,312	211,255
5,000,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(247,000)	500,000	253,000
5,100,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(50,065)	308,125	258,060
7,700,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(14,651)	404,271	389,620
8,500,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	5,076	425,024	430,100
8,825,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(60,917)	507,462	446,545
9,300,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(40,946)	511,526	470,580
11,710,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(256,482)	849,008	592,526
17,000,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(783,550)	1,643,750	860,200
19,690,000	USD	10/12/52	Goldman Sachs & Co	Buy	(0.100)%	CMBX.NA.AAA.1	(431,266)	1,427,580	996,314

							(2,050,062)	7,278,078	5,228,016

Diversified Bond Fund***
Credit Default Swaps
400,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250)%	Kingdom of Sweden	(3,110)	6,509	3,399
450,000	USD	9/20/16	Barclays Bank PLC	Buy	(1.000)%	Kingdom of Belgium	9,087	18,963	28,050

							5,977	25,472	31,449

1,125,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	36,865	-	36,865
20,000,000	USD	12/20/16	Credit Suisse Securities LLC	Buy	(1.000)%	CDX.NA.IG.17	(347,774)	477,773	129,999
68,037	USD	7/25/45	Credit Suisse Securities LLC	Sell†	0.180%	ABX.HE.AAA.06-1 (Babson Rating: A-) ††	(422)	(9,186)	(9,608)

							(311,331)	468,587	157,256

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Diversified Bond Fund*** (Continued)
Credit Default Swaps (Continued)
3,325,000	USD	6/20/16	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.16	$(11,537)	$27,494	$15,957
100,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(607)	1,457	850
200,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(1,455)	3,154	1,699
500,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(3,908)	8,156	4,248
440,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(6,336)	28,600	22,264
575,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	1,782	27,312	29,094
700,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(1,332)	36,752	35,420
770,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(16,865)	55,827	38,962
800,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(5,522)	46,002	40,480
1,250,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(12,271)	75,521	63,250
1,720,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(79,277)	166,309	87,032
2,540,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(55,633)	184,157	128,524

							(192,961)	660,741	467,780

Balanced Fund****
Credit Default Swaps
100,000	USD	9/20/16	Barclays Bank PLC	Buy	(0.250)%	Kingdom of Sweden	(778)	1,627	849
150,000	USD	9/20/16	Barclays Bank PLC	Buy	(1.000)%	Kingdom of Belgium	3,029	6,321	9,350

							2,251	7,948	10,199

180,000	USD	6/20/16	Credit Suisse Securities LLC	Buy	(0.580)%	Marriott International, Inc.	5,899	-	5,899
40,822	USD	7/25/45	Credit Suisse Securities LLC	Sell†	0.180%	ABX.HE.AAA.06-1 (Babson Rating: A-) ††	(253)	(5,511)	(5,764)

							5,646	(5,511)	135

1,050,000	USD	6/20/16	Goldman Sachs & Co.	Buy	(1.000)%	CDX.NA.IG.I6	(3,643)	8,682	5,039
50,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(304)	729	425
50,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(364)	789	425
120,000	USD	9/20/16	Goldman Sachs & Co.	Buy	(0.250)%	Kingdom of Sweden	(938)	1,957	1,019
300,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(2,071)	17,251	15,180
75,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(1,080)	4,875	3,795
110,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(2,409)	7,975	5,566
125,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	388	5,938	6,326
175,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(1,718)	10,573	8,855
190,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(9,386)	19,000	9,614
225,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	134	11,251	11,385

Notes to Financial Statements (Continued)

Notional Amount	Currency	Expiration Date	Counterparty	Buy/Sell Protection	Receive (Pay) Fixed Rate	Deliverable on Default	Unrealized Appreciation (Depreciation)	Premium (Received) Paid	Value
Balanced Fund**** (Continued)
Credit Default Swaps (Continued)
250,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	$(476)	$13,126	$12,650
646,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(29,775)	62,462	32,687
655,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(14,346)	47,489	33,143
315,000	USD	10/12/52	Goldman Sachs & Co.	Buy	(0.100)%	CMBX.NA.AAA.1	(1,387)	17,326	15,939

							(67,375)	229,423	162,048

*	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $1,530,000 in cash at October 31, 2011; and collateral for swap agreements received from Barclays Bank PLC amounted to $269,468 in securities at October 31, 2011.
**	Collateral for swap agreements received from Barclays Bank PLC amounted to $520,006 in cash at October 31, 2011; and collateral for swap agreements held by Credit Suisse Securities LLC and received from Goldman Sachs & Co. amounted to $353,656 and $4,875,357 in securities, respectively, at October 31, 2011.
***	Collateral for swap agreements received from Credit Suisse Securities LLC and Goldman Sachs & Co. amounted to $150,000 and $520,000 in cash, respectively, at October 31, 2011.
****	Collateral for swap agreements received from Goldman Sachs & Co. amounted to $280,000 in cash at October 31, 2011.
†	For each credit derivative with sold protection, the credit ratings of the entities referenced, as rated by any rating organization, are included in the equivalent Babson Capital’s rating category. The reference entity rating represents the likelihood of a potential payment by the Fund if the referenced entity experiences a credit event as of period end. Notional amounts represent the maximum potential amount of future payments (undiscounted) the Fund could be required to make under the credit derivatives with sold protection.
††	Rating is determined by Babson Capital and represents a weighted average of the ratings of all securities included in the underlying index for the credit default swap. Ratings used in the weighted average are from Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, or Fitch Ratings, whichever is the highest for each constituent. All ratings are as of the report date and do not reflect subsequent changes.
USD	U.S. Dollar

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write put options in order to enhance its current return by taking a long directional

Notes to Financial Statements (Continued)

position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Writing put and call options. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put and call options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options.

Rights and Warrants. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options.

Transactions in written option contracts during the year ended October 31, 2011, were as follows:

	Number of Contracts	Premiums Received
Value Fund
Options outstanding at October 31, 2010	-	$-
Options written	606	23,830
Options terminated in closing purchase transactions	(606)	(23,830)

Options outstanding at October 31, 2011	-	$-

Notes to Financial Statements (Continued)

When-Issued, Delayed-Delivery, and Forward Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a when-issued, delayed-delivery, or forward commitment transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage. In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, a Fund’s use of the transaction proceeds may be restricted pending a determination by the counterparty or its representative, whether to enforce the Fund’s obligation to repurchase the securities. A Fund can incur a loss on a dollar roll transaction (either because its counterparty fails to perform or because the value of the mortgages subject to the transaction declines) and on the investments made by the Fund with the proceeds of the dollar roll transaction. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

A Fund accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these dollar roll transactions may be considered financing transactions, whereby the difference in the sales price and the future purchase price is recorded as an adjustment to interest income.

The Short-Duration Bond Fund, Core Bond Fund, Diversified Bond Fund, and Balanced Fund had dollar roll transactions during the year ended October 31, 2011, which were accounted for as purchase and sale transactions.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.

Notes to Financial Statements (Continued)

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements

Each Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities.

The Fund(s) listed in the following table had open reverse repurchase agreements at October 31, 2011:

Description	Value
Inflation-Protected and Income Fund
Agreement with Barclays Bank PLC, dated 8/17/11, 0.170%, to be repurchased on demand until 11/17/11 at value plus accrued interest.	$28,974,164
Agreement with Barclays Bank PLC, dated 9/13/11, 0.180%, to be repurchased on demand until 12/12/11 at value plus accrued interest.	20,077,625
Agreement with Barclays Bank PLC, dated 10/18/11, 0.180%, to be repurchased on demand until 11/17/11 at value plus accrued interest.	5,701,125
Agreement with Daiwa Securities, dated 10/27/11, 0.220%, to be repurchased on demand until 1/27/12 at value plus accrued interest.	24,812,500
Agreement with Deutsche Bank AG, dated 9/16/11, 0.160%, to be repurchased on demand until 12/16/11 at value plus accrued interest.	17,692,000

Notes to Financial Statements (Continued)

Description	Value
Agreement with Deutsche Bank AG, dated 10/13/11, 0.170%, to be repurchased on demand until 1/13/12 at value plus accrued interest.	$18,096,000
Agreement with Goldman Sachs & Co., dated 8/15/11, 0.140%, to be repurchased on demand until 11/16/11 at value plus accrued interest.	9,427,000
Agreement with Goldman Sachs & Co., dated 10/17/11, 0.180%, to be repurchased on demand until 12/19/11 at value plus accrued interest.	43,253,000
Agreement with HSBC Finance Corp., dated 8/01/11, 0.230%, to be repurchased on demand until 11/02/11 at value plus accrued interest.	10,357,860
Agreement with HSBC Finance Corp., dated 8/16/11, 0.130%, to be repurchased on demand until 11/17/11 at value plus accrued interest.	12,109,585
Agreement with HSBC Finance Corp., dated 9/08/11, 0.150%, to be repurchased on demand until 12/09/11 at value plus accrued interest.	19,869,000
Agreement with HSBC Finance Corp., dated 9/21/11, 0.170%, to be repurchased on demand until 12/21/11 at value plus accrued interest.	3,050,250
Agreement with HSBC Finance Corp., dated 10/12/11, 0.150%, to be repurchased on demand until 1/12/12 at value plus accrued interest.	23,759,850
Agreement with HSBC Finance Corp., dated 10/21/11, 0.180%, to be repurchased on demand until 1/24/12 at value plus accrued interest.	1,796,250
Agreement with Morgan Stanley, dated 8/30/11, 0.150%, to be repurchased on demand until 12/02/11 at value plus accrued interest.	25,106,843
Agreement with Morgan Stanley, dated 10/20/11, 0.170%, to be repurchased on demand until 11/15/11 at value plus accrued interest.	14,583,932

$278,666,984

Average balance outstanding	$238,971,059
Maximum balance outstanding	$278,666,984
Average interest rate	0.21%
Weighted average maturity	69 days

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds

Notes to Financial Statements (Continued)

do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class's operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each.

Foreign Securities

The Global Fund invests a significant amount of its assets and each of the International Bond Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund invests substantially all of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Credit Risk

The Funds may invest a portion of their assets, directly or indirectly, in securities backed by mortgage loans, credit card receivables, and automotive loans. The values and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on such securities have resulted in increased volatility of market price and periods of decreased market activity that have adversely impacted the valuation and liquidity of such securities.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income of each Fund, other than the Money Market Fund, are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Dividends from net investment income are declared daily and paid monthly for the Money Market Fund. Distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

Notes to Financial Statements (Continued)

3.	Management Fees and Other Transactions

Investment Management Fees

Under agreements between Massachusetts Mutual Life Insurance Company (“MassMutual”) and the Trust on behalf of each Fund, MassMutual is responsible for providing investment management services for each Fund. In return for these services, MassMutual receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.35%
Short-Duration Bond Fund	0.40%
Inflation-Protected and Income Fund	0.48%
Core Bond Fund	0.48% of the first $1.5 billion,
0.43% of any excess over $1.5 billion
Diversified Bond Fund	0.50%
High Yield Fund	0.50%
International Bond Fund	0.60%
Balanced Fund	0.48%
Value Fund	0.50%
Disciplined Value Fund	0.50%
Main Street Fund	0.65%
Capital Appreciation Fund	0.65%
Disciplined Growth Fund	0.50%
Discovery Value Fund	0.80%
Main Street Small/Mid Cap Fund	0.58%
Small/Mid Cap Opportunities Fund	0.58%
Global Fund	0.80%
International Equity Fund	0.85% of the first $1.25 billion,
0.80% of any excess over $1.25 billion
Focused International Fund	0.90%
Strategic Emerging Markets Fund	1.05%

MassMutual has entered into investment subadvisory agreements with Babson Capital Management LLC (“Babson Capital”), a wholly-owned subsidiary of MassMutual Holding LLC, a controlled subsidiary of MassMutual, on behalf of certain Funds. These agreements provide that Babson Capital manage the investment and reinvestment of assets of these Funds. Babson Capital receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Money Market Fund	0.05%
Short-Duration Bond Fund	0.08%
Inflation-Protected and Income Fund	0.08%
Core Bond Fund	0.10%
Diversified Bond Fund	0.10%
High Yield Fund	0.20%
Balanced Fund: fixed income portion	0.09%
Balanced Fund: equity portion*, **	0.22% of the first $50 million,
0.21% of the next $50 million,
0.20% of any excess over $100 million
Disciplined Value Fund*, **	0.25% of the first $50 million,
0.21% of the next $50 million,
0.17% of the next $650 million,
0.14% of any excess over $750 million

Notes to Financial Statements (Continued)

Disciplined Growth Fund*, **	0.25% of the first $50 million,
0.21% of the next $50 million,
0.17% of the next $650 million,
0.14% of any excess over $750 million

*	Subadvisory fee based on Aggregate Assets. For purposes of these subadvisory agreements, “Aggregate Assets” means the aggregate of (i) the average daily net assets of the Fund determined at the close of the New York Stock Exchange on each day that the Exchange is open for trading, and (ii) the average daily net assets of certain other funds or accounts of MassMutual or its affiliates, including other funds registered under the 1940 Act, for which Babson Capital provides investment advisory services, as agreed upon from time to time by MassMutual and Babson Capital, determined at the close of the Exchange on each day that the Exchange is open for trading.
**	Prior to July 1, 2011, the subadvisory fees were as follows:

Balanced Fund: equity portion	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Disciplined Value Fund	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million
Disciplined Growth Fund	0.30% of the first $50 million,
0.25% of the next $50 million,
0.20% of any excess over $100 million

In addition, Cornerstone Real Estate Advisers LLC (“Cornerstone”) serves as sub-subadviser for the Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, and Balanced Fund and is primarily responsible for managing each Fund’s commercial mortgage backed securities. Cornerstone is a wholly-owned subsidiary of Babson Capital. The appointment of Cornerstone as a sub-subadviser to each Fund does not relieve Babson Capital of any obligation or liability to any of the Funds that it would otherwise have pursuant to investment subadvisory agreements between MassMutual and Babson Capital with respect to each Fund, and any and all acts and omissions of Cornerstone in respect of any Fund shall be considered the acts and omissions of Babson Capital.

MassMutual has entered into investment subadvisory agreements with its indirect subsidiary OppenheimerFunds, Inc. (“OFI”) on behalf of certain Funds. These agreements provide that OFI manage the investment and reinvestment of the assets of these Funds. OFI receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Capital Appreciation Fund	0.42% of the first $700 million,
0.25% of any excess over $700 million
Global Fund	0.50% of the first $750 million,
0.28% of the next $50 million,
0.25% of any excess over $800 million

MassMutual has entered into investment subadvisory agreements with OFI Institutional Asset Management, Inc. (“OFI Institutional”), a wholly-owned subsidiary of OFI, on behalf of certain Funds. These agreements provide that OFI Institutional manage the investment and reinvestment of the assets of these Funds. OFI Institutional receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

Value Fund	0.23%
Main Street Fund	0.33% of the first $1 billion,
0.30% of any excess over $1 billion
Discovery Value Fund	0.40%
Main Street Small/Mid Cap Fund	0.40%

Notes to Financial Statements (Continued)

Small/Mid Cap Opportunities Fund	0.40% of the first $1 billion,
0.30% of any excess over $1 billion
International Equity Fund	0.50% of the first $250 million,
0.475% of the next $250 million,
0.425% of the next $500 million,
0.40% of the next $500 million,
0.375% of any excess over $1.5 billion

MassMutual has entered into investment subadvisory agreements with its indirect, wholly-owned subsidiary Baring International Investment Limited (“Baring”) on behalf of certain Funds. These agreements provide that Baring manage the investment and reinvestment of the assets of these Funds. Baring receives a subadvisory fee from MassMutual, based upon each Fund’s average daily net assets, at the following annual rates:

International Bond Fund	0.30%
Focused International Fund	0.55%
Strategic Emerging Markets Fund	0.65%

The Funds’ subadvisory fees are paid by MassMutual out of the management fees previously disclosed above.

Administration Fees

Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual received an administrative services fee, based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Money Market Fund	0.3266%	N/A	0.1766%	0.0766%	N/A	N/A
Short-Duration Bond Fund***,†	0.3889%	0.3889%	0.3089%	0.2589%	0.4389%	0.0700%
Inflation-Protected and Income Fund**	0.3108%	0.4108%	0.2608%	0.1608%	0.3608%	0.0500%
Core Bond Fund***,†	0.3851%	0.3851%	0.3151%	0.2651%	0.4551%	0.0600%
Diversified Bond Fund***,†	0.3860%	0.3960%	0.3860%	0.3360%	0.4360%	0.0700%
High Yield Fund**	0.4443%	0.4443%	0.2943%	0.2443%	0.4943%	0.0400%
International Bond Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	N/A
Balanced Fund	0.3968%	0.3968%	0.2468%	0.0868%	N/A	N/A
Value Fund	0.3158%	0.2758%	0.1658%	0.0658%	0.3758%	N/A
Disciplined Value Fund*	0.2585%	0.2585%	0.1185%	0.0285%	0.3085%	N/A
Main Street Fund	0.3100%	0.3100%	0.1600%	0.1100%	0.3600%	N/A
Capital Appreciation Fund	0.3000%	0.3000%	0.1500%	0.1000%	0.3500%	N/A
Disciplined Growth Fund*	0.2544%	0.2544%	0.1144%	0.0244%	N/A	N/A
Discovery Value Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%	N/A
Main Street Small/Mid Cap Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.3500%	N/A
Small/Mid Cap Opportunities Fund	0.2971%	0.2971%	0.1971%	0.0971%	N/A	N/A
Global Fund	0.3600%	0.3600%	0.2100%	0.1800%	0.4100%	N/A
International Equity Fund	0.3192%	0.3192%	0.1692%	0.1392%	N/A	N/A
Focused International Fund†	0.4000%	0.4000%	0.2500%	0.1500%	0.5500%	0.0600%
Strategic Emerging Markets Fund**	0.4500%	0.4500%	0.3000%	0.2000%	N/A	0.0400%

Notes to Financial Statements (Continued)

*	Prior to July 1, 2011, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Disciplined Value Fund	0.3085%	0.3085%	0.1585%	0.0585%	0.3685%	N/A
Disciplined Growth Fund	0.2144%	0.2144%	0.0644%	0.0144%	N/A	N/A

**	Prior to March 1, 2011, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Inflation-Protected and Income Fund	0.2808%	0.2808%	0.1308%	0.0308%	0.3308%	N/A
High Yield Fund	0.3443%	0.3443%	0.1943%	0.1443%	0.3943%	N/A
Strategic Emerging Markets Fund	0.3000%	0.3000%	0.1500%	0.0500%	N/A	N/A

***	From December 3, 2010 to February 28, 2011, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Short-Duration Bond Fund	0.3489%	0.3489%	0.2689%	0.2189%	0.3989%	0.0700%
Core Bond Fund	0.3351%	0.3351%	0.2651%	0.2151%	0.4051%	0.0600%
Diversified Bond Fund	0.3360%	0.3460%	0.3360%	0.2860%	0.3860%	0.0700%

†	Prior to December 3, 2010, the administration fees per share class were as follows:

	Class A	Class L	Class Y	Class S	Class N	Class Z
Short-Duration Bond Fund	0.3189%	0.3189%	0.1689%	0.1189%	0.3689%	N/A
Core Bond Fund	0.2851%	0.2851%	0.1351%	0.0851%	0.3551%	N/A
Diversified Bond Fund	0.3660%	0.3760%	0.2160%	0.1660%	0.4160%	N/A
Focused International Fund	0.3000%	0.3000%	0.1500%	0.0500%	0.4500%	N/A

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to each Fund. Pursuant to separate 12b-1 Plans adopted by the Funds, Class A shares of each Fund pay an annual fee of 0.25% of the average daily net asset value of Class A shares to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Class A shares of the Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class A shareholders. Pursuant to separate 12b-1 Plans adopted by the Funds, Class N shares of each Fund pay an annual fee of 0.50% of the average daily net asset value of Class N shares as follows: 0.25% of the average daily net asset value of Class N shares to the Distributor for services provided and expenses incurred by it in connection with the distribution of Class N shares of the Fund; and 0.25% of the average daily net asset value of Class N shares to MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Class N shareholders. The Distribution fee may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class A or Class N shares of the Fund. The Servicing Fee may be spent by MassMutual on personal services rendered to Class A or Class N shareholders of a Fund and/or maintenance of Class A or Class N shareholder accounts. The Distributor is a majority-owned subsidiary of MassMutual. In addition, OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) acts as a sub-distributor to each Fund. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

Notes to Financial Statements (Continued)

Expense Caps and Waivers

MassMutual agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, or other non-recurring or unusual expenses such as, for example, organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class A	Class L	Class Y	Class S	Class N	Class Z
International Bond Fund*	1.2000%	0.9500%	0.8000%	0.7500%	N/A	N/A
Main Street Fund*	1.1600%	0.9100%	0.7600%	0.7100%	1.4600%	N/A
Capital Appreciation Fund*	1.0900%	0.9700%	0.8200%	0.7100%	1.4600%	N/A
Discovery Value Fund*	1.4000%	1.1500%	1.0000%	0.9300%	1.7000%	N/A
Main Street Small/Mid Cap Fund*	1.1400%	0.8900%	0.7900%	0.6900%	1.4900%	N/A
Small/Mid Cap Opportunities Fund*	1.1400%	0.8900%	0.7900%	0.6900%	N/A	N/A
Global Fund*	1.4300%	1.1400%	1.0300%	0.8900%	1.5200%	N/A
Strategic Emerging Markets Fund*	1.6500%	1.4000%	1.2500%	1.1500%	N/A	0.9900%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through February 29, 2012.

For the Money Market Fund, MassMutual has agreed to voluntarily waive some or all of its fees in an attempt to allow each class of the Fund to avoid a negative yield. There is no guarantee that a class of the Fund will be able to avoid a negative yield. Payments made to intermediaries will be unaffected. MassMutual may amend or discontinue this waiver at any time without advance notice.

For the period December 3, 2010 through February 28, 2011, MassMutual agreed to waive 0.10% of the management fee for each class of the Short-Duration Bond Fund, 0.13% of the management fee for each class of the Core Bond Fund, and 0.12% of the management fee for each class of the Diversified Bond Fund. Effective December 3, 2010, MassMutual has agreed to waive, through February 29, 2012, 0.10% of the management fee for each class of the Focused International Fund based upon each class’s average daily net assets. Effective March 1, 2011, MassMutual has agreed to waive, through February 29, 2012, 0.14% of the management fee for each class of the Short-Duration Bond Fund, 0.13% of the management fee for each class of the Inflation-Protection and Income Fund, 0.18% of the management fee for each class of the Core Bond Fund, 0.17% of the management fee for each class of the Diversified Bond Fund, 0.10% of the management fee for each class of the High Yield Fund, and 0.15% of the management fee for each class of the Strategic Emerging Markets Fund based upon each class’s average daily net assets. Effective July 1, 2011, MassMutual has agreed to waive, through February 28, 2013, 0.05% of the management fee for each class of the Disciplined Value Fund and the Disciplined Growth Fund based upon each class’s average daily net assets.

For the period November 1, 2010 through December 2, 2010, MassMutual agreed to waive administration fees for Classes A, L, and N, as follows: 0.07% for the Short-Duration Bond Fund, 0.08% for the Core Bond Fund, and 0.15% for the Diversified Bond Fund. For the period November 1, 2010 through February 28, 2011, MassMutual agreed to waive 0.10% of the administration fees for Classes A and N of the Inflation-Protected and Income Fund. MassMutual has agreed to waive, through February 29, 2012, 0.22% of the administration fees for Class A of the Money Market Fund, and 0.02% of the administration fees for Classes A, L, Y, and S of the Balanced Fund.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not employees of MassMutual or its subsidiaries may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Notes to Financial Statements (Continued)

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

The following table shows beneficial ownership of Funds’ shares by affiliated parties at October 31, 2011:

Total % of Ownership by Related Party
Money Market Fund	78.2%
Short-Duration Bond Fund	93.9%
Inflation-Protected and Income Fund	93.3%
Core Bond Fund	91.5%
Diversified Bond Fund	78.0%
High Yield Fund	88.5%
International Bond Fund	99.5%
Balanced Fund	94.9%
Value Fund	97.4%
Disciplined Value Fund	89.0%
Main Street Fund	97.2%
Capital Appreciation Fund	95.0%
Disciplined Growth Fund	89.4%
Discovery Value Fund	84.0%
Main Street Small/Mid Cap Fund	96.8%
Small/Mid Cap Opportunities Fund	97.8%
Global Fund	95.8%
International Equity Fund	96.1%
Focused International Fund	70.0%
Strategic Emerging Markets Fund	100.0%

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended October 31, 2011, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Short-Duration Bond Fund	$1,252,689,019	$137,154,996	$1,263,813,998	$145,793,794
Inflation-Protected and Income Fund	124,137,844	42,376,945	109,886,205	47,549,887
Core Bond Fund	7,253,347,922	327,946,826	7,161,067,173	263,345,573
Diversified Bond Fund	1,047,561,705	41,841,337	1,098,010,040	120,159,062
High Yield Fund	–	158,033,413	–	113,848,814
International Bond Fund	–	44,344,644	–	18,324,180
Balanced Fund	250,297,606	89,165,010	253,160,163	93,944,739
Value Fund	–	175,090,331	–	209,747,154
Disciplined Value Fund	–	348,822,170	–	368,322,185
Main Street Fund	–	64,394,557	–	91,267,839
Capital Appreciation Fund	–	146,454,136	–	445,163,306
Disciplined Growth Fund	–	312,527,687	–	286,579,111

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Discovery Value Fund	$–	$24,085,894	$–	$45,997,679
Main Street Small/Mid Cap Fund	–	75,799,114	–	87,810,822
Small/Mid Cap Opportunities Fund	–	196,399,464	–	234,155,835
Global Fund	–	105,382,585	–	138,853,203
International Equity Fund	–	331,336,794	–	400,687,153
Focused International Fund	–	68,138,272	–	58,179,967
Strategic Emerging Markets Fund	–	139,163,456	–	137,701,083

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Money Market Fund Class A
Sold	450,389,020	$450,389,020	504,732,539	$504,732,539
Issued as reinvestment of dividends	5,714	5,714	4,281	4,281
Redeemed	(451,347,328)	(451,347,328)	(575,853,719)	(575,853,719)

Net increase (decrease)	(952,594)	$(952,594)	(71,116,899)	$(71,116,899)

Money Market Fund Class Y
Sold	305,430,395	$305,430,395	362,174,360	$362,174,360
Issued as reinvestment of dividends	5,000	5,000	4,263	4,263
Redeemed	(266,530,157)	(266,530,157)	(365,491,309)	(365,491,309)

Net increase (decrease)	38,905,238	$38,905,238	(3,312,686)	$(3,312,686)

Money Market Fund Class S
Sold	299,380,590	$299,380,590	265,640,005	$265,640,005
Issued as reinvestment of dividends	5,031	5,031	4,721	4,721
Redeemed	(330,966,465)	(330,966,465)	(344,419,733)	(344,419,733)

Net increase (decrease)	(31,580,844)	$(31,580,844)	(78,775,007)	$(78,775,007)

Short-Duration Bond Fund Class A
Sold	1,312,431	$13,860,401	4,803,900	$51,016,003
Issued as reinvestment of dividends	190,028	1,978,197	192,219	1,970,244
Redeemed	(4,121,514)	(43,852,033)	(2,366,500)	(24,865,624)

Net increase (decrease)	(2,619,055)	$(28,013,435)	2,629,619	$28,120,623

Short-Duration Bond Fund Class L
Sold	3,879,334	$41,221,923	3,279,572	$34,644,233
Issued as reinvestment of dividends	339,325	3,535,767	357,348	3,666,393
Redeemed	(11,690,221)	(124,597,491)	(2,910,351)	(30,536,202)

Net increase (decrease)	(7,471,562)	$(79,839,801)	726,569	$7,774,424

Short-Duration Bond Fund Class Y
Sold	4,505,124	$47,953,738	2,350,408	$24,822,329
Issued as reinvestment of dividends	132,418	1,387,737	182,616	1,884,593
Redeemed	(3,130,690)	(33,697,563)	(2,444,978)	(25,764,367)

Net increase (decrease)	1,506,852	$15,643,912	88,046	$942,555

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Short-Duration Bond Fund Class S
Sold	7,614,010	$81,913,050	7,863,017	$83,862,569
Issued as reinvestment of dividends	540,241	5,694,136	445,066	4,615,335
Redeemed	(11,224,683)	(120,955,184)	(4,371,593)	(46,710,197)

Net increase (decrease)	(3,070,432)	$(33,347,998)	3,936,490	$41,767,707

Short-Duration Bond Fund Class N
Sold	71,039	$743,329	310,016	$3,239,633
Issued as reinvestment of dividends	16,844	173,995	18,474	188,061
Redeemed	(4,416)	(46,617)	(1,593)	(16,722)

Net increase (decrease)	83,467	$870,707	326,897	$3,410,972

Short-Duration Bond Fund Class Z*
Sold	15,293,057	$165,101,559
Issued as reinvestment of dividends	0 +	3
Redeemed	(2,648,802)	(28,650,611)

Net increase (decrease)	12,644,255	$136,450,951

Inflation-Protected and Income Fund Class A
Sold	618,554	$6,820,429	870,883	$9,084,219
Issued as reinvestment of dividends	98,103	1,021,254	5,833	59,677
Redeemed	(793,280)	(8,709,732)	(1,407,874)	(14,622,928)

Net increase (decrease)	(76,623)	$(868,049)	(531,158)	$(5,479,032)

Inflation-Protected and Income Fund Class L
Sold	2,514,060	$27,194,117	1,166,415	$12,226,847
Issued as reinvestment of dividends	103,406	1,087,830	10,363	107,153
Redeemed	(5,660,763)	(62,764,347)	(1,188,539)	(12,529,888)

Net increase (decrease)	(3,043,297)	$(34,482,400)	(11,761)	$(195,888)

Inflation-Protected and Income Fund Class Y
Sold	1,499,718	$16,794,836	1,521,916	$15,926,376
Issued as reinvestment of dividends	275,542	2,901,460	41,217	426,591
Redeemed	(3,532,241)	(39,316,900)	(2,414,934)	(25,608,629)

Net increase (decrease)	(1,756,981)	$(19,620,604)	(851,801)	$(9,255,662)

Inflation-Protected and Income Fund Class S
Sold	6,190,581	$68,710,907	2,839,760	$29,673,529
Issued as reinvestment of dividends	264,235	2,787,672	47,223	489,232
Redeemed	(7,156,248)	(79,847,892)	(3,654,774)	(38,710,387)

Net increase (decrease)	(701,432)	$(8,349,313)	(767,791)	$(8,547,626)

Inflation-Protected and Income Fund Class N
Sold	30,188	$334,967	11,054	$117,696
Issued as reinvestment of dividends	712	7,471	-	-
Redeemed	(8,777)	(98,287)	(2,238)	(23,716)

Net increase (decrease)	22,123	$244,151	8,816	$93,980

Inflation-Protected and Income Fund Class Z**
Sold	10,087,639	$112,767,761
Issued as reinvestment of dividends	-	-
Redeemed	(1,550,962)	(17,940,867)

Net increase (decrease)	8,536,677	$94,826,894

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Core Bond Fund Class A
Sold	2,947,680	$32,844,058	4,166,318	$46,771,537
Issued as reinvestment of dividends	1,057,656	11,359,226	543,710	5,866,632
Redeemed	(4,150,033)	(46,126,032)	(3,127,329)	(35,094,874)

Net increase (decrease)	(144,697)	$(1,922,748)	1,582,699	$17,543,295

Core Bond Fund Class L
Sold	8,987,754	$100,721,220	4,211,199	$47,309,521
Issued as reinvestment of dividends	1,135,563	12,264,078	677,940	7,355,654
Redeemed	(20,771,340)	(232,838,167)	(5,257,314)	(58,845,974)

Net increase (decrease)	(10,648,023)	$(119,852,869)	(368,175)	$(4,180,799)

Core Bond Fund Class Y
Sold	3,829,359	$43,182,844	3,555,240	$40,099,867
Issued as reinvestment of dividends	836,786	9,095,861	471,642	5,145,610
Redeemed	(5,007,987)	(56,205,746)	(3,339,828)	(37,430,289)

Net increase (decrease)	(341,842)	$(3,927,041)	687,054	$7,815,188

Core Bond Fund Class S
Sold	20,866,361	$237,808,654	19,348,773	$218,569,338
Issued as reinvestment of dividends	4,208,779	45,917,783	2,111,026	23,115,732
Redeemed	(23,250,584)	(263,177,625)	(12,502,215)	(141,108,489)

Net increase (decrease)	1,824,556	$20,548,812	8,957,584	$100,576,581

Core Bond Fund Class N
Sold	30,989	$350,981	38,428	$440,792
Issued as reinvestment of dividends	4,564	49,889	2,026	22,243
Redeemed	(33,053)	(371,074)	(19,239)	(216,921)

Net increase (decrease)	2,500	$29,796	21,215	$246,114

Core Bond Fund Class Z*
Sold	30,741,396	$350,182,504
Issued as reinvestment of dividends	1	6
Redeemed	(3,647,305)	(41,904,115)

Net increase (decrease)	27,094,092	$308,278,395

Diversified Bond Fund Class A
Sold	636,914	$6,908,203	1,079,075	$11,544,197
Issued as reinvestment of dividends	204,757	2,137,661	220,450	2,270,638
Redeemed	(1,831,159)	(19,934,818)	(1,014,555)	(10,875,887)

Net increase (decrease)	(989,488)	$(10,888,954)	284,970	$2,938,948

Diversified Bond Fund Class L
Sold	1,167,724	$12,516,970	2,062,886	$22,046,009
Issued as reinvestment of dividends	471,807	4,887,921	694,912	7,108,947
Redeemed	(10,000,277)	(107,880,043)	(5,751,300)	(61,885,419)

Net increase (decrease)	(8,360,746)	$(90,475,152)	(2,993,502)	$(32,730,463)

Diversified Bond Fund Class Y
Sold	375,541	$4,081,617	322,090	$3,457,922
Issued as reinvestment of dividends	157,184	1,636,287	193,864	1,992,923
Redeemed	(386,765)	(4,150,809)	(739,629)	(7,777,935)

Net increase (decrease)	145,960	$1,567,095	(223,675)	$(2,327,090)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Diversified Bond Fund Class S
Sold	662,006	$7,103,329	1,067,176	$11,195,758
Issued as reinvestment of dividends	232,436	2,415,008	429,511	4,402,483
Redeemed	(2,860,158)	(30,770,801)	(4,427,675)	(47,924,087)

Net increase (decrease)	(1,965,716)	$(21,252,464)	(2,930,988)	$(32,325,846)

Diversified Bond Fund Class N
Sold	405	$4,397	17,975	$187,657
Issued as reinvestment of dividends	473	4,970	8,480	86,409
Redeemed	(17,434)	(184,113)	(168,191)	(1,742,992)

Net increase (decrease)	(16,556)	$(174,746)	(141,736)	$(1,468,926)

Diversified Bond Fund Class Z*
Sold	6,303,033	$68,451,860
Issued as reinvestment of dividends	1	5
Redeemed	(6,303,025)	(69,153,941)

Net increase (decrease)	9	$(702,076)

High Yield Fund Class A
Sold	690,950	$6,241,730	749,951	$6,547,140
Issued as reinvestment of dividends	395,798	3,391,988	325,325	2,700,194
Redeemed	(1,851,023)	(16,715,067)	(1,001,941)	(8,722,272)

Net increase (decrease)	(764,275)	$(7,081,349)	73,335	$525,062

High Yield Fund Class L
Sold	1,483,305	$13,626,930	179,139	$1,555,433
Issued as reinvestment of dividends	54,947	473,093	41,961	349,535
Redeemed	(1,554,100)	(14,120,771)	(163,133)	(1,430,629)

Net increase (decrease)	(15,848)	$(20,748)	57,967	$474,339

High Yield Fund Class Y
Sold	1,128,685	$10,285,710	1,178,267	$10,350,056
Issued as reinvestment of dividends	550,354	4,771,568	453,082	3,796,826
Redeemed	(1,492,651)	(13,690,339)	(3,254,839)	(28,821,619)

Net increase (decrease)	186,388	$1,366,939	(1,623,490)	$(14,674,737)

High Yield Fund Class S
Sold	1,799,059	$16,454,914	2,213,474	$19,532,323
Issued as reinvestment of dividends	570,802	4,926,019	707,788	5,910,034
Redeemed	(4,327,811)	(39,646,017)	(5,385,796)	(48,046,723)

Net increase (decrease)	(1,957,950)	$(18,265,084)	(2,464,534)	$(22,604,366)

High Yield Fund Class N
Sold	10,792	$97,466	11,964	$104,076
Issued as reinvestment of dividends	6,080	52,842	6,331	53,181
Redeemed	(47,509)	(431,806)	(33,636)	(290,918)

Net increase (decrease)	(30,637)	$(281,498)	(15,341)	$(133,661)

High Yield Fund Class Z**
Sold	9,117,001	$81,836,139
Issued as reinvestment of dividends	-	-
Redeemed	(683,825)	(6,187,997)

Net increase (decrease)	8,433,176	$75,648,142

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

International Bond Fund Class A
Sold	57,469	$602,173	84,329	$857,506
Issued as reinvestment of dividends	5,366	51,995	-	-
Redeemed	(51,919)	(538,695)	(45,436)	(445,543)

Net increase (decrease)	10,916	$115,473	38,893	$411,963

International Bond Fund Class L
Sold	2,052,793	$21,226,514	-	$-
Issued as reinvestment of dividends	548	5,333	-	-
Redeemed	(2,052,701)	(21,614,942)	(1,503)	(15,721)

Net increase (decrease)	640	$(383,095)	(1,503)	$(15,721)

International Bond Fund Class Y
Sold	-	$-	-	$-
Issued as reinvestment of dividends	563	5,478	1	8
Redeemed	-	-	(1,527)	(16,001)

Net increase (decrease)	563	$5,478	(1,526)	$(15,993)

International Bond Fund Class S
Sold	3,632,132	$38,033,883	545,992	$5,399,714
Issued as reinvestment of dividends	132,292	1,288,526	1,832	18,643
Redeemed	(1,205,080)	(12,747,702)	(883,598)	(9,076,434)

Net increase (decrease)	2,559,344	$26,574,707	(335,774)	$(3,658,077)

International Bond Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(11,221)	(118,239)

Net increase (decrease)			(11,221)	$(118,239)

Balanced Fund Class A
Sold	237,564	$2,423,188	701,006	$6,524,281
Issued as reinvestment of dividends	17,675	174,809	15,264	137,683
Redeemed	(254,781)	(2,596,461)	(299,523)	(2,802,452)

Net increase (decrease)	458	$1,536	416,747	$3,859,512

Balanced Fund Class L
Sold	29,820	$302,811	279,040	$2,519,319
Issued as reinvestment of dividends	5,827	58,152	5,087	46,340
Redeemed	(308,308)	(3,027,425)	(164,753)	(1,496,787)

Net increase (decrease)	(272,661)	$(2,666,462)	119,374	$1,068,872

Balanced Fund Class Y
Sold	58,154	$616,008	233,948	$2,233,416
Issued as reinvestment of dividends	7,218	74,703	5,068	47,794
Redeemed	(46,472)	(491,764)	(46,905)	(448,235)

Net increase (decrease)	18,900	$198,947	192,111	$1,832,975

Balanced Fund Class S
Sold	560,807	$5,743,009	646,146	$6,092,199
Issued as reinvestment of dividends	207,964	2,081,718	296,853	2,707,304
Redeemed	(2,396,920)	(24,641,827)	(2,060,973)	(19,353,195)

Net increase (decrease)	(1,628,149)	$(16,817,100)	(1,117,974)	$(10,553,692)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Balanced Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(13,377)	(121,245)

Net increase (decrease)			(13,377)	$(121,245)

Value Fund Class A
Sold	103,430	$1,461,492	85,060	$1,109,931
Issued as reinvestment of dividends	8,572	122,659	20,229	256,297
Redeemed	(394,324)	(5,649,973)	(368,548)	(4,685,752)

Net increase (decrease)	(282,322)	$(4,065,822)	(263,259)	$(3,319,524)

Value Fund Class L
Sold	283,983	$4,251,549	176,287	$2,275,917
Issued as reinvestment of dividends	19,471	279,210	42,347	537,389
Redeemed	(648,642)	(9,424,646)	(624,496)	(8,148,970)

Net increase (decrease)	(345,188)	$(4,893,887)	(405,862)	$(5,335,664)

Value Fund Class Y
Sold	1,527	$22,487	10,650	$141,738
Issued as reinvestment of dividends	134	1,923	1,664	21,084
Redeemed	(5,816)	(86,732)	(80,138)	(1,025,157)

Net increase (decrease)	(4,155)	$(62,322)	(67,824)	$(862,335)

Value Fund Class S
Sold	695,491	$10,212,977	547,969	$7,063,981
Issued as reinvestment of dividends	156,022	2,231,112	303,670	3,844,468
Redeemed	(2,388,847)	(34,265,383)	(3,654,900)	(47,141,171)

Net increase (decrease)	(1,537,334)	$(21,821,294)	(2,803,261)	$(36,232,722)

Value Fund Class N
Sold	658	$9,506	606	$7,783
Issued as reinvestment of dividends	27	395	91	1,146
Redeemed	(861)	(12,272)	(2,689)	(34,052)

Net increase (decrease)	(176)	$(2,371)	(1,992)	$(25,123)

Disciplined Value Fund Class A
Sold	182,379	$1,789,999	176,178	$1,593,966
Issued as reinvestment of dividends	13,640	132,449	21,249	185,075
Redeemed	(280,903)	(2,768,051)	(514,534)	(4,556,631)

Net increase (decrease)	(84,884)	$(845,603)	(317,107)	$(2,777,590)

Disciplined Value Fund Class L
Sold	1,490,223	$15,275,665	1,226,463	$11,028,390
Issued as reinvestment of dividends	110,947	1,080,621	141,826	1,239,561
Redeemed	(8,525,382)	(86,570,216)	(1,997,620)	(17,899,805)

Net increase (decrease)	(6,924,212)	$(70,213,930)	(629,331)	$(5,631,854)

Disciplined Value Fund Class Y
Sold	974,935	$9,674,110	982,410	$8,821,409
Issued as reinvestment of dividends	104,272	1,017,694	144,220	1,263,365
Redeemed	(1,680,660)	(17,312,297)	(2,808,220)	(25,458,458)

Net increase (decrease)	(601,453)	$(6,620,493)	(1,681,590)	$(15,373,684)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Disciplined Value Fund Class S
Sold	9,666,741	$98,717,862	2,405,296	$22,022,799
Issued as reinvestment of dividends	265,370	2,603,279	343,551	3,023,250
Redeemed	(4,426,483)	(44,936,237)	(4,944,508)	(45,201,674)

Net increase (decrease)	5,505,628	$56,384,904	(2,195,661)	$(20,155,625)

Disciplined Value Fund Class N
Sold	1,163	$11,541	1,073	$9,616
Issued as reinvestment of dividends	112	1,095	252	2,211
Redeemed	(8,202)	(85,914)	(8,564)	(82,007)

Net increase (decrease)	(6,927)	$(73,278)	(7,239)	$(70,180)

Main Street Fund Class A
Sold	199,426	$1,719,009	121,356	$939,744
Issued as reinvestment of dividends	4,959	43,337	11,599	88,035
Redeemed	(366,502)	(3,173,123)	(439,296)	(3,373,896)

Net increase (decrease)	(162,117)	$(1,410,777)	(306,341)	$(2,346,117)

Main Street Fund Class L
Sold	348,628	$3,093,575	333,055	$2,618,960
Issued as reinvestment of dividends	36,677	322,753	65,054	497,012
Redeemed	(1,250,346)	(11,119,454)	(1,130,266)	(8,778,977)

Net increase (decrease)	(865,041)	$(7,703,126)	(732,157)	$(5,663,005)

Main Street Fund Class Y
Sold	51,632	$473,478	242,939	$1,978,463
Issued as reinvestment of dividends	2,127	18,824	0 +	1
Redeemed	(292,946)	(2,525,235)	(13,752)	(115,788)

Net increase (decrease)	(239,187)	$(2,032,933)	229,187	$1,862,676

Main Street Fund Class S
Sold	730,747	$6,354,165	798,291	$6,249,030
Issued as reinvestment of dividends	127,157	1,118,985	216,070	1,650,773
Redeemed	(2,841,397)	(25,081,646)	(3,575,304)	(28,153,199)

Net increase (decrease)	(1,983,493)	$(17,608,496)	(2,560,943)	$(20,253,396)

Main Street Fund Class N
Sold	16,242	$129,572	23,816	$187,814
Issued as reinvestment of dividends	34	301	22	167
Redeemed	(10,534)	(94,160)	(6,947)	(53,737)

Net increase (decrease)	5,742	$35,713	16,891	$134,244

Capital Appreciation Fund Class A
Sold	291,897	$3,084,606	512,399	$4,795,175
Issued as reinvestment of dividends	760	7,982	-	-
Redeemed	(5,317,553)	(56,823,565)	(7,582,833)	(71,279,595)

Net increase (decrease)	(5,024,896)	$(53,730,977)	(7,070,434)	$(66,484,420)

Capital Appreciation Fund Class L
Sold	496,249	$5,274,959	1,478,449	$14,135,232
Issued as reinvestment of dividends	5,883	61,944	425	4,042
Redeemed	(2,301,421)	(24,579,579)	(3,633,400)	(35,916,254)

Net increase (decrease)	(1,799,289)	$(19,242,676)	(2,154,526)	$(21,776,980)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Capital Appreciation Fund Class Y
Sold	49,459	$530,030	104,707	$997,500
Issued as reinvestment of dividends	2,475	26,161	2,171	20,710
Redeemed	(771,960)	(8,497,039)	(901,522)	(8,845,941)

Net increase (decrease)	(720,026)	$(7,940,848)	(794,644)	$(7,827,731)

Capital Appreciation Fund Class S
Sold	654,600	$6,994,374	1,683,798	$16,120,276
Issued as reinvestment of dividends	147,912	1,569,344	129,940	1,243,528
Redeemed	(20,938,758)	(221,295,228)	(9,878,432)	(94,996,168)

Net increase (decrease)	(20,136,246)	$(212,731,510)	(8,064,694)	$(77,632,364)

Capital Appreciation Fund Class N
Sold	5,540	$57,650	26,276	$246,430
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(21,411)	(230,631)	(120,848)	(1,101,845)

Net increase (decrease)	(15,871)	$(172,981)	(94,572)	$(855,415)

Disciplined Growth Fund Class A
Sold	287,399	$2,763,660	172,801	$1,403,305
Issued as reinvestment of dividends	3,614	33,756	3,662	29,293
Redeemed	(137,513)	(1,299,467)	(191,831)	(1,572,864)

Net increase (decrease)	153,500	$1,497,949	(15,368)	$(140,266)

Disciplined Growth Fund Class L
Sold	2,249,476	$21,858,127	1,304,714	$10,709,630
Issued as reinvestment of dividends	64,988	608,941	78,844	632,328
Redeemed	(9,901,986)	(94,906,106)	(2,044,277)	(16,846,578)

Net increase (decrease)	(7,587,522)	$(72,439,038)	(660,719)	$(5,504,620)

Disciplined Growth Fund Class Y
Sold	1,011,517	$9,777,643	1,014,528	$8,467,231
Issued as reinvestment of dividends	47,537	446,373	67,192	540,221
Redeemed	(951,326)	(9,028,185)	(2,414,544)	(20,038,117)

Net increase (decrease)	107,728	$1,195,831	(1,332,824)	$(11,030,665)

Disciplined Growth Fund Class S
Sold	11,933,147	$114,686,312	2,310,203	$19,136,757
Issued as reinvestment of dividends	90,333	846,424	90,931	729,267
Redeemed	(2,272,241)	(21,841,556)	(2,062,079)	(17,061,589)

Net increase (decrease)	9,751,239	$93,691,180	339,055	$2,804,435

Disciplined Growth Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(13,085)	(104,125)

Net increase (decrease)			(13,085)	$(104,125)

Discovery Value Fund Class A
Sold	118,130	$1,197,188	294,512	$2,569,754
Issued as reinvestment of dividends	1,118	11,222	-	-
Redeemed	(767,333)	(7,919,340)	(697,394)	(6,023,691)

Net increase (decrease)	(648,085)	$(6,710,930)	(402,882)	$(3,453,937)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Discovery Value Fund Class L
Sold	27,367	$277,935	84,177	$728,575
Issued as reinvestment of dividends	721	7,272	299	2,501
Redeemed	(231,676)	(2,243,768)	(256,349)	(2,286,472)

Net increase (decrease)	(203,588)	$(1,958,561)	(171,873)	$(1,555,396)

Discovery Value Fund Class Y
Sold	90,026	$938,904	119,840	$1,060,616
Issued as reinvestment of dividends	569	5,758	927	7,776
Redeemed	(169,251)	(1,802,283)	(471,866)	(4,139,189)

Net increase (decrease)	(78,656)	$(857,621)	(351,099)	$(3,070,797)

Discovery Value Fund Class S
Sold	178,756	$1,833,006	456,532	$4,004,565
Issued as reinvestment of dividends	3,929	39,680	8,313	69,666
Redeemed	(1,595,886)	(15,764,707)	(2,022,740)	(17,232,800)

Net increase (decrease)	(1,413,201)	$(13,892,021)	(1,557,895)	$(13,158,569)

Discovery Value Fund Class N
Sold	8,794	$87,879	21,177	$174,627
Issued as reinvestment of dividends	-	-	-	-
Redeemed	(11,508)	(113,156)	(70,201)	(561,461)

Net increase (decrease)	(2,714)	$(25,277)	(49,024)	$(386,834)

Main Street Small/Mid Cap Fund Class A
Sold	138,988	$1,471,298	333,895	$3,069,515
Issued as reinvestment of dividends	2,829	29,760	2,962	25,028
Redeemed	(323,265)	(3,381,691)	(316,666)	(2,861,474)

Net increase (decrease)	(181,448)	$(1,880,633)	20,191	$233,069

Main Street Small/Mid Cap Fund Class L
Sold	358,157	$3,813,111	698,767	$6,209,434
Issued as reinvestment of dividends	16,960	179,268	19,824	168,309
Redeemed	(3,376,284)	(36,544,836)	(1,525,279)	(13,325,307)

Net increase (decrease)	(3,001,167)	$(32,552,457)	(806,688)	$(6,947,564)

Main Street Small/Mid Cap Fund Class Y
Sold	4,256	$44,594	92,745	$833,114
Issued as reinvestment of dividends	838	8,845	159	1,349
Redeemed	(95,054)	(1,031,135)	(6,946)	(62,322)

Net increase (decrease)	(89,960)	$(977,696)	85,958	$772,141

Main Street Small/Mid Cap Fund Class S
Sold	2,833,870	$30,614,531	452,476	$4,107,508
Issued as reinvestment of dividends	25,089	265,181	38,355	325,636
Redeemed	(712,704)	(7,100,073)	(2,477,100)	(21,990,219)

Net increase (decrease)	2,146,255	$23,779,639	(1,986,269)	$(17,557,075)

Main Street Small/Mid Cap Fund Class N
Sold	13,629	$142,993	7,690	$69,146
Issued as reinvestment of dividends	39	414	28	242
Redeemed	(5,662)	(60,483)	(2,535)	(22,969)

Net increase (decrease)	8,006	$82,924	5,183	$46,419

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Small/Mid Cap Opportunities Fund Class A
Sold	713,009	$7,099,523	1,099,021	$9,298,296
Issued as reinvestment of dividends	22,072	213,659	17,992	139,978
Redeemed	(2,323,827)	(22,311,950)	(2,272,611)	(18,468,056)

Net increase (decrease)	(1,588,746)	$(14,998,768)	(1,155,598)	$(9,029,782)

Small/Mid Cap Opportunities Fund Class L
Sold	39,130	$391,440	206,957	$1,783,932
Issued as reinvestment of dividends	851	8,366	2,834	22,305
Redeemed	(367,823)	(3,384,746)	(260,679)	(2,207,055)

Net increase (decrease)	(327,842)	$(2,984,940)	(50,888)	$(400,818)

Small/Mid Cap Opportunities Fund Class Y
Sold	33,816	$339,116	180,660	$1,503,024
Issued as reinvestment of dividends	1,170	11,538	585	4,635
Redeemed	(20,981)	(205,435)	(121,061)	(1,053,211)

Net increase (decrease)	14,005	$145,219	60,184	$454,448

Small/Mid Cap Opportunities Fund Class S
Sold	604,510	$6,012,611	1,194,611	$10,381,328
Issued as reinvestment of dividends	100,115	987,135	91,022	720,893
Redeemed	(2,770,151)	(27,884,620)	(2,474,561)	(20,376,260)

Net increase (decrease)	(2,065,526)	$(20,884,874)	(1,188,928)	$(9,274,039)

Small/Mid Cap Opportunities Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(8,360)	(61,763)

Net increase (decrease)			(8,360)	$(61,763)

Global Fund Class A
Sold	575,648	$6,327,533	830,635	$8,026,441
Issued as reinvestment of dividends	42,210	456,286	29,616	278,691
Redeemed	(992,661)	(10,833,618)	(654,316)	(6,289,533)

Net increase (decrease)	(374,803)	$(4,049,799)	205,935	$2,015,599

Global Fund Class L
Sold	1,196,943	$13,156,000	599,363	$5,899,740
Issued as reinvestment of dividends	150,703	1,642,661	154,221	1,462,011
Redeemed	(2,533,464)	(28,095,811)	(4,502,930)	(43,264,655)

Net increase (decrease)	(1,185,818)	$(13,297,150)	(3,749,346)	$(35,902,904)

Global Fund Class Y
Sold	437,715	$4,831,883	378,172	$3,672,976
Issued as reinvestment of dividends	11,433	123,930	4,625	43,661
Redeemed	(415,381)	(4,510,348)	(102,172)	(979,092)

Net increase (decrease)	33,767	$445,465	280,625	$2,737,545

Global Fund Class S
Sold	1,153,770	$12,891,475	1,379,464	$13,784,045
Issued as reinvestment of dividends	309,972	3,378,699	264,637	2,511,404
Redeemed	(2,809,940)	(31,111,199)	(3,347,810)	(32,298,727)

Net increase (decrease)	(1,346,198)	$(14,841,025)	(1,703,709)	$(16,003,278)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Global Fund Class N
Sold	21,547	$238,221	20,634	$202,373
Issued as reinvestment of dividends	666	7,240	524	4,961
Redeemed	(15,490)	(172,094)	(38,571)	(359,784)

Net increase (decrease)	6,723	$73,367	(17,413)	$(152,450)

International Equity Fund Class A
Sold	712,101	$10,106,735	646,423	$8,072,739
Issued as reinvestment of dividends	23,480	325,667	27,267	332,794
Redeemed	(949,431)	(13,618,277)	(956,680)	(11,762,185)

Net increase (decrease)	(213,850)	$(3,185,875)	(282,990)	$(3,356,652)

International Equity Fund Class L
Sold	517,038	$7,572,679	767,017	$9,660,832
Issued as reinvestment of dividends	29,377	412,749	36,193	446,916
Redeemed	(3,341,708)	(49,400,655)	(1,762,732)	(22,245,202)

Net increase (decrease)	(2,795,293)	$(41,415,227)	(959,522)	$(12,137,454)

International Equity Fund Class Y
Sold	622,783	$9,215,301	378,722	$4,780,217
Issued as reinvestment of dividends	9,638	136,382	24,265	301,593
Redeemed	(372,255)	(5,388,587)	(1,746,055)	(23,613,793)

Net increase (decrease)	260,166	$3,963,096	(1,343,068)	$(18,531,983)

International Equity Fund Class S
Sold	4,625,608	$68,037,040	2,615,312	$33,764,294
Issued as reinvestment of dividends	414,147	5,860,173	478,509	5,956,646
Redeemed	(7,218,356)	(103,620,186)	(7,003,324)	(88,769,443)

Net increase (decrease)	(2,178,601)	$(29,722,973)	(3,909,503)	$(49,048,503)

International Equity Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(16,162)	(200,162)

Net increase (decrease)			(16,162)	$(200,162)

Focused International Fund Class A
Sold	238,306	$2,772,640	352,939	$3,825,675
Issued as reinvestment of dividends	36,776	422,195	112,828	1,210,640
Redeemed	(1,113,936)	(12,868,464)	(689,167)	(7,357,901)

Net increase (decrease)	(838,854)	$(9,673,629)	(223,400)	$(2,321,586)

Focused International Fund Class L
Sold	451,603	$5,356,753	367,432	$3,933,832
Issued as reinvestment of dividends	27,357	315,154	63,333	682,096
Redeemed	(1,658,899)	(19,453,248)	(487,748)	(5,333,233)

Net increase (decrease)	(1,179,939)	$(13,781,341)	(56,983)	$(717,305)

Focused International Fund Class Y
Sold	118,018	$1,395,954	79,689	$856,739
Issued as reinvestment of dividends	12,176	140,147	25,850	278,403
Redeemed	(112,804)	(1,327,835)	(103,096)	(1,117,093)

Net increase (decrease)	17,390	$208,266	2,443	$18,049

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Focused International Fund Class S
Sold	2,354,882	$27,564,874	301,408	$3,269,295
Issued as reinvestment of dividends	34,343	395,980	156,242	1,685,855
Redeemed	(1,756,942)	(21,059,688)	(2,702,016)	(28,824,270)

Net increase (decrease)	632,283	$6,901,166	(2,244,366)	$(23,869,120)

Focused International Fund Class N
Sold	16,510	$190,259	16,000	$169,514
Issued as reinvestment of dividends	907	10,327	2,404	25,652
Redeemed	(19,017)	(221,246)	(21,676)	(237,981)

Net increase (decrease)	(1,600)	$(20,660)	(3,272)	$(42,815)

Focused International Fund Class Z*
Sold	2,580,191	$30,807,436
Issued as reinvestment of dividends	0 +	2
Redeemed	(453,565)	(5,340,771)

Net increase (decrease)	2,126,626	$25,466,667

Strategic Emerging Markets Fund Class A
Sold	5,041	$80,803	24,538	$365,932
Issued as reinvestment of dividends	3,471	55,982	2,600	39,207
Redeemed	(17,221)	(262,193)	(4,580)	(70,926)

Net increase (decrease)	(8,709)	$(125,408)	22,558	$334,213

Strategic Emerging Markets Fund Class L
Sold	141,727	$2,378,410	1,433,380	$23,240,693
Issued as reinvestment of dividends	307,445	4,971,384	299,494	4,522,359
Redeemed	(3,660,402)	(57,545,450)	(178,183)	(2,838,543)

Net increase (decrease)	(3,211,230)	$(50,195,656)	1,554,691	$24,924,509

Strategic Emerging Markets Fund Class Y
Sold	644	$10,379	-	$-
Issued as reinvestment of dividends	1,123	18,190	1,593	24,090
Redeemed	(3)	(51)	-	-

Net increase (decrease)	1,764	$28,518	1,593	$24,090

Strategic Emerging Markets Fund Class S
Sold	1,974,957	$31,807,953	3,309,875	$52,647,305
Issued as reinvestment of dividends	674,021	10,919,140	553,628	8,370,853
Redeemed	(5,071,683)	(81,639,594)	(1,534,335)	(25,666,560)

Net increase (decrease)	(2,422,705)	$(38,912,501)	2,329,168	$35,351,598

Strategic Emerging Markets Fund Class N***
Sold			-	$-
Issued as reinvestment of dividends			-	-
Redeemed			(10,010)	(179,690)

Net increase (decrease)			(10,010)	$(179,690)

Notes to Financial Statements (Continued)

	Year ended October 31, 2011		Year ended October 31, 2010

	Shares	Amount	Shares	Amount

Strategic Emerging Markets Fund Class Z**
Sold	7,164,379	$113,582,138
Issued as reinvestment of dividends	-	-
Redeemed	(574,614)	(8,541,888)

Net increase (decrease)	6,589,765	$105,040,250

*	Class Z shares commenced operations on December 3, 2010.
**	Class Z shares commenced operations on March 1, 2011.
***	Class N shares were eliminated as of February 22, 2011.
+	Amount rounds to less than 0.5 share.

Purchases of Class A shares are subject to a front-end sales charge of up to 5.75% of the amount purchased. A portion of the front-end sales charge may be retained by the Distributor. For the year ended October 31, 2011, no material amounts have been retained by the Distributor.

Redemptions or exchanges of Class A shares made within eighteen months of purchase from initial investments of $1 million or more are subject to a contingent deferred sales charge of 1% of the amount redeemed. Redemptions or exchanges of Class N shares made within eighteen months of purchase are subject to a contingent deferred sales charge of 1% of the amount redeemed. The Distributor receives all contingent deferred sales charges. Any contingent deferred sales charges imposed during the year ended October 31, 2011, were waived for any redemptions or exchanges subject to such a charge.

6.	Federal Income Tax Information

At October 31, 2011, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Short-Duration Bond Fund	$540,836,366	$8,693,601	$(5,318,151)	$3,375,450
Inflation-Protected and Income Fund	561,446,699	31,106,769	(504,986)	30,601,783
Core Bond Fund	1,906,777,553	47,265,652	(21,316,338)	25,949,314
Diversified Bond Fund	137,273,458	4,302,944	(4,988,689)	(685,745)
High Yield Fund	206,446,677	5,527,621	(4,920,643)	606,978
International Bond Fund	51,415,691	2,735,534	(701,149)	2,034,385
Balanced Fund	127,487,448	4,223,106	(3,723,876)	499,230
Value Fund	172,426,912	13,317,511	(14,597,580)	(1,280,069)
Disciplined Value Fund	279,634,395	13,287,072	(27,053,042)	(13,765,970)
Main Street Fund	137,188,706	27,335,207	(4,114,779)	23,220,428
Capital Appreciation Fund	311,822,381	73,110,813	(12,855,012)	60,255,801
Disciplined Growth Fund	220,153,798	18,726,572	(5,761,144)	12,965,428
Discovery Value Fund	16,787,615	679,556	(834,893)	(155,337)
Main Street Small/Mid Cap Fund	64,341,387	6,904,822	(3,377,677)	3,527,145
Small/Mid Cap Opportunities Fund	169,471,319	21,187,160	(9,861,331)	11,325,829
Global Fund	325,089,420	65,625,561	(25,175,392)	40,450,169
International Equity Fund	570,105,620	118,825,783	(55,701,841)	63,123,942
Focused International Fund	86,852,106	10,641,203	(6,385,854)	4,255,349
Strategic Emerging Markets Fund	145,311,318	9,785,415	(11,393,587)	(1,608,172)

Notes to Financial Statements (Continued)

Note: The aggregate cost for investments for the Money Market Fund at October 31, 2011, is the same for financial reporting and federal income tax purposes.

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At October 31, 2011, the following Fund(s) had available, for federal income tax purposes, unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018	Expiring 2019
Money Market Fund	$835,457	$–	$–	$–
Inflation-Protected and Income Fund	130,411	3,672,355	–	–
High Yield Fund	7,881,331	7,619,761	–	–
International Bond Fund	–	–	–	104,481
Balanced Fund	–	10,400,453	–	–
Value Fund	13,031,034	71,537,201	–	–
Disciplined Value Fund	35,832,380	87,157,308	–	–
Main Street Fund	6,331,945	61,459,609	–	–
Capital Appreciation Fund	–	74,468,111	–	–
Disciplined Growth Fund	–	22,783,671	–	–
Discovery Value Fund	–	12,996,701	–	–
Main Street Small/Mid Cap Fund	–	21,008,303	–	–
Small/Mid Cap Opportunities Fund	–	38,321,397	–	–
Global Fund	–	18,893,058	949,075	–
Focused International Fund	6,643,695	15,014,828	–	–

Net capital loss carryforwards for the Funds shown in the above table are from pre-enactment years and are, therefore, subject to the eight-year carryforward period and possible expiration.

Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended October 31, 2011, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$15,747	$–	$–
Short-Duration Bond Fund	10,687,899	2,084,875	–
Inflation-Protected and Income Fund	7,808,693	–	–
Core Bond Fund	68,651,309	10,099,359	–
Diversified Bond Fund	9,147,406	1,939,644	–
High Yield Fund	13,673,342	–	–
International Bond Fund	1,351,332	–	–
Balanced Fund	2,389,850	–	–

Notes to Financial Statements (Continued)

	Ordinary Income	Long Term Capital Gain	Return of Capital
Value Fund	$2,636,367	$–	$–
Disciplined Value Fund	4,836,038	–	–
Main Street Fund	1,504,402	–	–
Capital Appreciation Fund	1,665,431	–	–
Disciplined Growth Fund	1,935,494	–	–
Discovery Value Fund	63,932	–	–
Main Street Small/Mid Cap Fund	483,468	–	–
Small/Mid Cap Opportunities Fund	1,220,698	–	–
Global Fund	5,608,968	–	–
International Equity Fund	6,735,069	–	–
Focused International Fund	1,285,687	–	–
Strategic Emerging Markets Fund	3,159,338	12,805,358	–

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended October 31, 2010, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Money Market Fund	$13,265	$-	$-
Short-Duration Bond Fund	12,324,711	-	-
Inflation-Protected and Income Fund	1,082,653	-	-
Core Bond Fund	41,539,349	-	-
Diversified Bond Fund	15,861,491	-	-
High Yield Fund	12,855,752	-	-
International Bond Fund	18,651	-	-
Balanced Fund	2,939,691	-	-
Value Fund	4,661,241	-	-
Disciplined Value Fund	5,714,558	-	-
Main Street Fund	2,237,278	-	-
Capital Appreciation Fund	1,268,280	-	-
Disciplined Growth Fund	1,931,109	-	-
Discovery Value Fund	79,943	-	-
Main Street Small/Mid Cap Fund	520,565	-	-
Small/Mid Cap Opportunities Fund	887,811	-	-
Global Fund	4,300,728	-	-
International Equity Fund	7,037,950	-	-
Focused International Fund	3,882,650	-	-
Strategic Emerging Markets Fund	12,865,160	91,349	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended October 31, 2011:

Amount
Global Fund	$752,637
International Equity Fund	1,060,729
Focused International Fund	264,842
Strategic Emerging Markets Fund	469,441

Notes to Financial Statements (Continued)

Capital accounts within financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At October 31, 2011, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, and deferred Trustee compensation.

At October 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Money Market Fund	$8,614	$(835,457)	$(48,257)	$–
Short-Duration Bond Fund	12,351,164	4,089,354	4,188	3,374,767
Inflation-Protected and Income Fund	12,800,256	(3,802,766)	(12,830)	30,601,783
Core Bond Fund	53,682,683	7,095,541	13,179	25,947,589
Diversified Bond Fund	8,518,868	3,818,339	4,618	(686,346)
High Yield Fund	9,872,750	(15,501,092)	(7,296)	606,979
International Bond Fund	1,584,072	(104,481)	(1,399)	2,038,834
Balanced Fund	1,733,667	(10,400,453)	(10,735)	499,021
Value Fund	1,758,278	(84,568,235)	(39,347)	(1,268,680)
Disciplined Value Fund	3,815,636	(122,989,688)	(13,935)	(13,765,971)
Main Street Fund	899,453	(67,791,554)	(8,822)	23,220,427
Capital Appreciation Fund	1,741,154	(74,468,111)	(30,931)	60,367,080
Disciplined Growth Fund	1,568,801	(22,783,671)	(9,000)	12,965,427
Discovery Value Fund	–	(12,996,701)	(1,897)	(155,339)
Main Street Small/Mid Cap Fund	274,164	(21,008,303)	(3,851)	3,527,145
Small/Mid Cap Opportunities Fund	561,024	(38,321,397)	(22,848)	11,325,827
Global Fund	4,173,380	(19,842,133)	(20,273)	40,430,303
International Equity Fund	7,203,477	46,597,299	(53,971)	63,246,754
Focused International Fund	344,599	(21,658,523)	(4,243)	4,278,455
Strategic Emerging Markets Fund	1,493,259	17,677,235	(4,286)	(1,546,038)

During the year ended October 31, 2011, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Money Market Fund	$9,258	$(1,241)	$(8,017)
Short-Duration Bond Fund	62	(14,127)	14,065
Inflation-Protected and Income Fund	40	(1,371,857)	1,371,817
Core Bond Fund	202	(741,413)	741,211
Diversified Bond Fund	50	115,303	(115,353)
High Yield Fund	21	24,395	(24,416)
International Bond Fund	3	(603,917)	603,914
Balanced Fund	24	(11,664)	11,640
Value Fund	48	(25,512)	25,464
Disciplined Value Fund	41	34,836	(34,877)
Main Street Fund	(2,479)	(1,886)	4,365

Notes to Financial Statements (Continued)

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Capital Appreciation Fund	$114	$178,672	$(178,786)
Disciplined Growth Fund	24	45,938	(45,962)
Discovery Value Fund	(18,933)	(36,852)	55,785
Main Street Small/Mid Cap Fund	13	41,029	(41,042)
Small/Mid Cap Opportunities Fund	(19)	834	(815)
Global Fund	74	(165,338)	165,264
International Equity Fund	123	(694,646)	694,523
Focused International Fund	9	42,559	(42,568)
Strategic Emerging Markets Fund	5	452,204	(452,209)

The Funds did not have any unrecognized tax benefits at October 31, 2011, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended October 31, 2011, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended October 31, 2011, was as follows:

	Number of Shares Held as of 10/31/10	Purchases	Sales	Number of Shares Held as of 10/31/11	Value as of 10/31/11	Dividend Income	Net Realized Gain (Loss)
Global Fund
Oppenheimer Institutional Money Market Fund Class E*	7,054,755	53,918,368	57,216,126	3,756,997	$3,756,997	$7,352	$-

International Equity Fund
Oppenheimer Institutional Money Market Fund Class E*	10,777,565	162,880,094	159,298,474	14,359,185	$14,359,185	$11,441	$-
Ortivus AB Class A**	114,300	-	-	114,300	158,715	-	-
Ortivus AB Class B**	859,965	-	-	859,965	262,946	-	-

					$14,780,846	$11,441	$-

*	Fund advised by OppenheimerFunds, Inc.
**	Issuer is considered to be an affiliate of the Fund by virtue of the Fund owning 5% or more of its outstanding voting securities.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-03, “Reconsideration of Effective Control for Repurchase Agreements” (“ASU”). The ASU amends FASB Accounting Standards

Notes to Financial Statements (Continued)

Codification Topic 860, “Transfers and Servicing,” specifically the criteria required to determine whether a repurchase or other similar agreement or a dollar roll transaction should be accounted for as sales of financial assets or secured borrowings with commitments. The ASU is effective for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the implications of this change and its impact on the financial statements.

10.	Upcoming Fund Liquidations

The Trustees have approved a Plan of Liquidation and Termination pursuant to which it is expected that the Discovery Value Fund and Main Street Small/Mid Cap Fund will be dissolved. Effective on or about July 13, 2012 (the “Termination Date”), shareholders of the various classes of shares of these Funds will receive proceeds in proportion to the number of shares of such class held by each of them on the Termination Date.

11.	Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the leveraged buy-out (“LBO”). The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Balanced Fund, Disciplined Value Fund, Main Street Small/Mid Cap Fund, and Small/Mid Cap Opportunities Fund, plus interest and the Official Committee’s court costs, are approximately $44,200, $299,880, $122,400, and $414,800, respectively.

In addition, on June 2, 2011, the Disciplined Value Fund, Main Street Small/Mid Cap Fund, and Small/Mid Cap Opportunities Fund, were named as defendants in a closely related, parallel adversary proceeding brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”) in the United Stated District Court for the District of Massachusetts. The Plaintiffs also seek to recover payments of the Proceeds.

Since the Funds cannot predict the outcome of these proceedings, the Funds have not accrued any amounts in the accompanying financial statements related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the total net assets of each applicable Fund at the time of such judgment or settlement.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MassMutual Premier Funds (the “Trust”) and Shareholders of MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Premier Value Fund, MassMutual Premier Disciplined Value Fund (formerly known as MassMutual Premier Enhanced Index Value Fund), MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund (formerly known as MassMutual Premier Enhanced Index Growth Fund), MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small/Mid Cap Fund (formerly known as MassMutual Premier Main Street Small Cap Fund), MassMutual Premier Small/Mid Cap Opportunities Fund (formerly known as MassMutual Premier Small Company Opportunities Fund), MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund, and MassMutual Premier Strategic Emerging Markets Fund (collectively, the “Funds”):

We have audited the statements of assets and liabilities, including the portfolios of investments, of the Funds as of October 31, 2011, and the related statements of operations for the year then ended, the statement of cash flows for the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the Trust as of October 31, 2011, the results of their operations for the year then ended, the cash flows of the MassMutual Premier Inflation-Protected and Income Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 23, 2011

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of October 31, 2011; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MassMutual Premier Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0001, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Nabil N. El-Hage Age: 53	Chairman Trustee	Since 2006 Since 2003	Consultant (since 2010); Senior Associate Dean for External Relations (2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2010), Professor of Management Practice (2005-2009), Senior Lecturer (2003-2005), Harvard Business School; Chairman (1995-2005) and CEO (1995-2003), Jeepers! Inc. (indoor amusement centers).	31	Director (since 2007), Virtual Radiologic Corporation; Chairman (since 2006), Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Maria D. Furman Age: 57	Trustee	Since 2004	Retired.	31	Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield Age: 60	Trustee	Since 2004	Retired; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Executive Vice President, Biosurgery (2001-2003), President, Genetics (1997-2001), Genzyme Corporation.	31	Director (2002-2007), Playtex Products, Inc.; Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Elaine A. Sarsynski^ Age: 56	Trustee and Vice Chairperson	Since 2011	Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut.	97	Trustee (since 2008), MassMutual Select Funds (open-end investment company); Trustee (since 2008), MML Series Investment Fund (open-end investment company); Vice Chairperson and Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office^^ and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Michael C. Eldredge Age: 47	Vice President	Since 2009	Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).	97

Andrew M. Goldberg Age: 45	Vice President, Clerk, and Chief Legal Officer Assistant Clerk	Since 2008 (2004- 2008)	Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-investment company); Vice President, Clerk, and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).	97

Nicholas H. Palmerino Age: 46	Chief Financial Officer and Treasurer	Since 2006	Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JP Morgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).	97

Philip S. Wellman Age: 47	Vice President and Chief Compliance Officer	Since 2007	Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).	97

Eric H. Wietsma Age: 45	President Vice President	Since 2008 (2006- 2008)	Senior Vice President (since 2010), Corporate Vice President (2007- 2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).	97

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 1295 State Street, Springfield, Massachusetts 01111.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, (i) a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years and, (ii) an interested Trustee shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual, or an affiliate.

The Chairperson and Vice Chairperson are elected to hold such office for a term of four years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

^	Ms. Sarsynski is an “Interested Person,” as that term is defined in the 1940 Act, through her employment with MassMutual.

^^	The President, Treasurer, and Clerk are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended October 31, 2011, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Balanced Fund	62.07%
Value Fund	100.00%
Disciplined Value Fund	100.00%
Main Street Fund	100.00%
Capital Appreciation Fund	100.00%
Disciplined Growth Fund	100.00%
Discovery Value Fund	100.00%
Main Street Small/Mid Cap Fund	100.00%
Small/Mid Cap Opportunities Fund	100.00%
Global Fund	32.04%

For the year ended October 31, 2011, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Global Fund International Equity Fund	$7,608,436 16,017,253
Focused International Fund	2,866,285
Strategic Emerging Markets Fund	4,365,303

Under Section 854(b)(2) of the Code, the Fund(s) hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the year ended October 31, 2011:

Qualified Dividend Income
Balanced Fund	$1,643,572
Value Fund	3,595,965
Disciplined Value Fund	6,840,298
Main Street Fund	2,716,686
Capital Appreciation Fund	6,432,791
Disciplined Growth Fund	3,353,221
Discovery Value Fund	310,978
Main Street Small/Mid Cap Fund	678,120
Small/Mid Cap Opportunities Fund	2,178,094
Global Fund	8,421,188
International Equity Fund	14,937,056
Focused International Fund	2,494,513
Strategic Emerging Markets Fund	2,574,608

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission's (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees’ Approval of Investment Advisory Contracts

At their meetings in May 2011, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MassMutual, or subadvisers (the “Independent Trustees”), re-approved the existing advisory and subadvisory agreements (collectively, the “Contracts”) for each of the Money Market Fund, Short-Duration Bond Fund, Inflation-Protected and Income Fund, Core Bond Fund, Diversified Bond Fund, High Yield Fund, International Bond Fund, Balanced Fund, Value Fund, Disciplined Value Fund, Main Street Fund, Capital Appreciation Fund, Disciplined Growth Fund, Discovery Value Fund, Main Street Small/Mid Cap Fund, Small/Mid Cap Opportunities Fund, Global Fund, International Equity Fund, Focused International Fund, and Strategic Emerging Markets Fund. In preparation for the meeting, the Trustees requested, and MassMutual and the subadvisers provided in advance, certain materials relevant to the consideration of the Contracts (the “Meeting Materials”). In all of their deliberations, the Trustees were advised by independent counsel.

The Trustees received in advance of the meetings (i) a memorandum from MassMutual discussing the nature and quality of the services it provides as investment manager to the Funds; (ii) a profitability analysis prepared by MassMutual; and (iii) a fee and performance study report (the “Third-Party Report”) with respect to each Fund prepared by an independent third-party vendor (the “Third-Party”). The Third Party Report provided detailed comparative management fee, total expense, and performance information for each Fund to assist the Trustees in their evaluation of the Contracts. The Trustees also considered information presented to them throughout the year regarding MassMutual and each of the subadvisers.

The Trustees considered the nature, scope, and quality of services MassMutual provides to the Funds, including: (i) the financial condition, stability, and business strategy of MassMutual; (ii) the capabilities of MassMutual with respect to regulatory compliance and its ability to monitor compliance with the investment policies of the Funds; (iii) MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (iv) the experience and qualifications of the personnel of MassMutual that perform, or oversee the performance of, the services provided to the Funds and the needs of the Funds for administrative and shareholder services. The Trustees then reviewed and considered, for each Fund separately, the detailed information presented in the Third-Party Report regarding: (i) Fund expenses, including, among other things, both the Fund’s advisory fee and total net expense ratio against peer funds; and (ii) the Fund’s relative performance (over various time periods against peer funds and a benchmark index). In connection with the Trustees’ review, MassMutual provided commentary and analysis regarding each Fund’s performance and expenses. The Trustees also noted that they had received in the Meeting Materials or during the course of the past year: (i) detailed information regarding MassMutual’s ability to provide investment oversight and administrative and shareholder services to the Funds; and (ii) a wide range of information about each subadviser and its personnel with responsibilities for providing services to the respective Fund and the fees payable to each subadviser by MassMutual. MassMutual reviewed with the Trustees in detail the work MassMutual does in its oversight, administrative, and shareholder servicing roles, the expertise it brings to these roles, the size of its teams, and the financial commitment it has made to providing those services. Throughout the discussion, MassMutual responded to Trustee questions and provided additional information concerning each Fund.

Other Information (Unaudited) (Continued)

The Trustees reviewed the expense and performance information for each Fund. (References to any one-year or three-year period below are to periods ended December 31, 2010.)

The Trustees considered that the expenses of all of the Funds, except two, were in the first quartile of their peer groups (favorable); the expenses of the remaining Funds, Money Market Fund and Focused International Fund, were in the second quartile. They noted that expenses of five of the Funds, High Yield Fund, Value Fund, Capital Appreciation Fund, Small/Mid Cap Opportunities Fund, and Main Street Small/Mid Cap Fund, were the lowest among their peers.

The Trustees considered that, in the case of a number of Funds, performance information showed the Funds to have had first or second quartile investment performance in their performance categories for the most recent one- and three-year periods. These Funds included the Inflation-Protected and Income Fund, Short-Duration Bond Fund, Disciplined Growth Fund, International Equity Fund, and Global Fund. The Trustees reviewed this information with MassMutual, and determined that further inquiry was not required at this time.

The Trustees considered that the performance information for a number of Funds showed that the Funds had experienced performance below the second quartile of their performance categories for the three-year period, but that performance had improved to the first or second quartile in the most recent one-year period. These included the Disciplined Value Fund, Value Fund, and Main Street Fund. They discussed with MassMutual factors that had led to the improvement, including, in some cases, changes in the portfolio management team that were reflected in the one-year number.

The Trustees reviewed specifically with MassMutual the factors that had led to relative underperformance by a number of the Funds subadvised by Babson Capital:

•

Core Bond Fund and Diversified Bond Fund – The Trustees considered MassMutual’s statements that it has a high level of confidence in the portfolio management team of both Funds, and that the team has been very stable over time in terms of staff and process. MassMutual noted that, although long-term performance of the Funds remains competitive, the Funds underperformed in 2010, due principally to the strategy’s underexposure to commercial mortgage-backed securities and lower-quality bonds, including “junk” bonds.

•

Money Market Fund – The Trustees considered MassMutual’s statement that yields on money market funds continue to be extremely low overall and that very small differences in yield, in many cases reflective of little more than differences in expense waivers, can make significant differences in relative performance. MassMutual reported that it continues to have a high degree of confidence in the Fund’s portfolio management team, notwithstanding the Fund’s third-quartile comparative performance for the one- and three-year periods.

•

Premier High Yield Fund – The Trustees considered MassMutual’s report that the Fund’s portfolio management team has been restructured in the past year, with Babson Capital adding significant resources to the team and combining the team with Babson Capital’s bank loan team, which has a very favorable performance record. MassMutual noted that the Fund experienced relative underperformance in the one-year period, but that its performance (third quartile) represented an improvement over prior periods, and said that it expects the new team structure will help to moderate tracking error against the Fund’s benchmark and provide more consistent investment returns going forward.

•

Balanced Fund – The Trustees considered MassMutual’s statement that it has a high degree of confidence in the fixed income and equity teams managing this Fund despite its one-year third-quartile comparative performance, and noted that the Fund has a second-quartile comparative performance record for the three-year period. MassMutual noted that the same factors that had led to relative underperformance by fixed income Funds managed by Babson Capital in recent periods had contributed to the underperformance of this Fund in the most recent period.

The Trustees discussed with MassMutual the factors that had contributed to relative underperformance by a number of Funds subadvised by the OFI and OFI Institutional organizations:

•

Capital Appreciation Fund – The Trustees considered that this Fund has experienced fourth-quartile comparative performance for the one- and three-year periods. MassMutual reported that the subadviser had hired a new portfolio manager for the Fund in 2010, with experience in turning around funds with poor performance records, but that the turn-around would likely take time. MassMutual noted that the Fund had underperformed modestly in the period since the new portfolio manager had been hired, which was not unexpected in light of the Fund’s more conservative, quality oriented approach.

Other Information (Unaudited) (Continued)

•

Discovery Value Fund – The Trustees considered MassMutual’s statement that it is watching this Fund carefully in light of the volatility of its returns. MassMutual explained that, although the Fund had experienced fourth-quartile comparative performance in 2008 and 2010, it had experienced first- or second-quartile performance in 2006, 2007, and 2009. MassMutual reported that the Fund’s asset levels had declined in recent periods in light of that volatility. The Trustees requested that MassMutual report back to them on its plans for this Fund.

•

Small/Mid Cap Opportunities Fund and Main Street Small/Mid Cap Fund – The Trustees considered MassMutual’s statements that the Funds’ portfolio management team had changed in May 2009, and that the Funds had underperformed (third quartile) since that time because the team favors higher quality companies that have been out of favor in the recent market rally. MassMutual noted that the Funds’ mandates were scheduled to be expanded in May 2011 to include mid-cap stocks, resulting in a greater participation in the management of the Funds by OFI Institutional’s fundamental portfolio management group.

The Trustees discussed with MassMutual the factors that had contributed to relative underperformance by a number of Funds subadvised by Baring:

•

International Bond Fund – The Trustees considered MassMutual’s view that, although the Fund had outperformed its benchmark for the one-year period, peer comparisons are challenging. MassMutual noted that the Fund maintains a disciplined exposure to sovereigns, and that in recent periods lower-quality corporate issues have significantly outperformed sovereign issues, resulting in a substantial comparative disadvantage to the Fund’s higher-quality strategy.

•

Focused International Fund – The Trustees considered MassMutual’s statement that, although the Fund had significantly underperformed for the one-year period (fourth quartile), MassMutual continues to have high confidence in the subadviser’s disciplined style focus and portfolio construction process. MassMutual said that, although the Fund’s longer-term performance record is competitive, shorter-term performance has been affected by unfavorable regional and sector allocations and by some stock selections.

•

Strategic Emerging Markets Fund – The Trustees considered that the Fund has only a one-year comparative performance period, and MassMutual’s statement that the Fund had experienced an unexpected turnover of portfolio managers in February 2011. MassMutual said that, although it is too soon to draw any specific conclusions regarding the Fund or its strategy, MassMutual is monitoring the Fund closely in light of its fourth-quartile performance for the one-year period and the portfolio management turnover.

In conjunction with their review of the Third-Party Report, the Trustees also reviewed and considered information included in the Meeting Materials, or discussed at the meeting, concerning economies of scale and the profitability of MassMutual’s advisory relationship with the various Funds, including: (i) a description of the revenue (including management fees and administrative service fees, as applicable) and expense allocation methodology employed by MassMutual; and (ii) profitability information for the Funds and each individual Fund, which included a sensitivity analysis of the expected level of profitability assuming increased Fund assets at specified levels. The discussions included consideration of the intangible benefits derived by MassMutual and its affiliates resulting from their relationships with the Funds and the so-called “fallout benefits” to MassMutual, such as any reputational value derived from serving as investment adviser to the Funds, and benefits accruing to subadvisers due to so-called “soft-dollar arrangements.”

Prior to the votes being taken to approve the Contracts, the Independent Trustees met separately in executive session to discuss the appropriateness of such contracts. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

As to each of the Funds, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services provided, and expected to be provided in the future, under the Contracts, including the level of MassMutual’s oversight of each Fund and the subadvisory process; (ii) MassMutual’s levels of profitability from its relationship with the various Funds were not excessive and the advisory fees payable under the Contracts and each Fund’s total net expenses are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of each subadviser appear well suited to each Fund, given its investment objective and policies; (iv) either the relative or absolute performance of a Fund (in each case, taking into account the applicable investment strategy and risk profile of the Fund), or the steps MassMutual has proposed in respect of the

Other Information (Unaudited) (Continued)

underperformance of a Fund, are sufficient to warrant continuation of the Contract for each of the Funds; and (v) the terms of the Contracts were fair and reasonable with respect to each Fund and were in the best interest of each Fund’s shareholders.

At one of their meetings in May 2011, the Trustees, including the Independent Trustees, also approved amended subadvisory agreements (the “Amended Subadvisory Agreements”) with Babson Capital with respect to the Balanced Fund, Disciplined Value Fund, and Disciplined Growth Fund. Under the Amended Subadvisory Agreements, certain of the breakpoints in the Funds’ fee schedules would be reduced.

Prior to the vote being taken to approve the Amended Subadvisory Agreements, the Independent Trustees met separately in executive session to discuss the appropriateness of the contracts, in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling.

In approving the Amended Subadvisory Agreements, the Trustees discussed with MassMutual and considered the fees payable to Babson Capital by MassMutual and the effect of such fees on the profitability of MassMutual. The Trustees concluded that MassMutual’s level of profitability from its relationship to the Funds was not excessive and that the subadvisory fee amounts under the Amended Subadvisory Agreements were fair and reasonable.

The Amended Subadvisory Agreements took effect on July 1, 2011.

Other Information (Unaudited) (Continued)

Fund Expenses October 31, 2011

Expense Examples:

The following information is in regards to expenses for the six months ended October 31, 2011:

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemptions; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended October 31, 2011.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Money Market Fund
Class A	$1,000	0.17%	$1,000.00	$0.86	$1,024.50	$0.87
Class Y	1,000	0.17%	1,000.00	0.86	1,024.50	0.87
Class S	1,000	0.17%	1,000.00	0.86	1,024.50	0.87
Short-Duration Bond Fund
Class A	1,000	0.93%	1,013.20	4.74	1,020.60	4.76
Class L	1,000	0.67%	1,013.20	3.42	1,021.90	3.43
Class Y	1,000	0.60%	1,015.00	3.06	1,022.30	3.08
Class S	1,000	0.55%	1,014.90	2.81	1,022.60	2.82
Class N	1,000	1.23%	1,011.50	6.27	1,019.10	6.29
Class Z	1,000	0.37%	1,014.90	1.89	1,023.50	1.90
Inflation-Protected and Income Fund
Class A	1,000	0.97%	1,076.40	5.10	1,020.40	4.97
Class L	1,000	0.82%	1,077.30	4.32	1,021.20	4.20
Class Y	1,000	0.67%	1,079.10	3.53	1,021.90	3.43
Class S	1,000	0.57%	1,078.90	3.00	1,022.50	2.92
Class N	1,000	1.27%	1,075.00	6.68	1,018.90	6.50
Class Z	1,000	0.45%	1,079.80	2.37	1,023.10	2.31

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Core Bond Fund
Class A	$1,000	0.96%	$1,038.10	$4.96	$1,020.50	$4.92
Class L	1,000	0.70%	1,039.70	3.62	1,021.80	3.59
Class Y	1,000	0.64%	1,040.30	3.31	1,022.10	3.28
Class S	1,000	0.59%	1,040.10	3.05	1,022.40	3.02
Class N	1,000	1.28%	1,036.60	6.61	1,018.90	6.55
Class Z	1,000	0.40%	1,040.10	2.07	1,023.30	2.05
Diversified Bond Fund
Class A	1,000	1.02%	1,026.90	5.24	1,020.20	5.22
Class L	1,000	0.77%	1,028.00	3.96	1,021.40	3.94
Class Y	1,000	0.77%	1,027.80	3.96	1,021.40	3.94
Class S	1,000	0.72%	1,028.80	3.70	1,021.70	3.69
Class N	1,000	1.17%	1,027.60	6.01	1,019.40	5.99
Class Z	1,000	0.47%	1,031.70	2.42	1,023.00	2.41
High Yield Fund
Class A	1,000	1.16%	991.30	5.85	1,019.50	5.94
Class L	1,000	0.91%	992.40	4.59	1,020.70	4.66
Class Y	1,000	0.76%	993.50	3.84	1,021.50	3.89
Class S	1,000	0.71%	993.50	3.59	1,021.70	3.64
Class N	1,000	1.46%	989.20	7.36	1,017.90	7.47
Class Z	1,000	0.50%	994.60	2.53	1,022.80	2.56
International Bond Fund
Class A	1,000	1.20%	1,007.60	6.11	1,019.30	6.14
Class L	1,000	0.88%	1,010.40	4.48	1,020.90	4.51
Class Y	1,000	0.80%	1,010.40	4.08	1,021.30	4.10
Class S	1,000	0.75%	1,010.40	3.82	1,021.50	3.84
Balanced Fund
Class A	1,000	1.23%	957.60	6.10	1,019.10	6.29
Class L	1,000	0.95%	959.00	4.72	1,020.50	4.86
Class Y	1,000	0.83%	958.70	4.12	1,021.10	4.25
Class S	1,000	0.67%	960.10	3.33	1,021.90	3.43
Value Fund
Class A	1,000	1.10%	876.50	5.23	1,019.80	5.63
Class L	1,000	0.82%	877.50	3.90	1,021.20	4.20
Class Y	1,000	0.71%	877.70	3.38	1,021.70	3.64
Class S	1,000	0.61%	878.50	2.90	1,022.30	3.13
Class N	1,000	1.42%	875.10	6.75	1,018.10	7.26
Disciplined Value Fund
Class A	1,000	1.04%	908.20	5.03	1,020.10	5.32
Class L	1,000	0.81%	909.50	3.92	1,021.20	4.15
Class Y	1,000	0.64%	909.80	3.10	1,022.10	3.28
Class S	1,000	0.55%	910.30	2.66	1,022.60	2.82
Class N	1,000	1.34%	906.00	6.47	1,018.60	6.85
Main Street Fund
Class A	1,000	1.16%	931.30	5.68	1,019.50	5.94
Class L	1,000	0.91%	932.80	4.46	1,020.70	4.66
Class Y	1,000	0.76%	933.30	3.72	1,021.50	3.89
Class S	1,000	0.71%	934.00	3.48	1,021.70	3.64
Class N	1,000	1.46%	929.50	7.14	1,017.90	7.47

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Capital Appreciation Fund
Class A	$1,000	1.09%	$929.60	$5.33	$1,019.80	$5.58
Class L	1,000	0.97%	929.80	4.74	1,020.40	4.97
Class Y	1,000	0.82%	931.80	4.01	1,021.20	4.20
Class S	1,000	0.71%	932.10	3.48	1,021.70	3.64
Class N	1,000	1.46%	928.80	7.14	1,017.90	7.47
Disciplined Growth Fund
Class A	1,000	1.00%	936.60	4.91	1,020.30	5.12
Class L	1,000	0.73%	937.80	3.58	1,021.60	3.74
Class Y	1,000	0.61%	938.00	3.00	1,022.30	3.13
Class S	1,000	0.54%	938.80	2.65	1,022.60	2.77
Discovery Value Fund
Class A	1,000	1.40%	852.00	6.57	1,018.20	7.16
Class L	1,000	1.15%	853.60	5.40	1,019.50	5.89
Class Y	1,000	1.00%	853.40	4.70	1,020.30	5.12
Class S	1,000	0.93%	853.20	4.37	1,020.60	4.76
Class N	1,000	1.70%	850.50	7.97	1,016.70	8.69
Main Street Small/Mid Cap Fund
Class A	1,000	1.14%	889.70	5.46	1,019.60	5.83
Class L	1,000	0.88%	890.40	4.22	1,020.90	4.51
Class Y	1,000	0.79%	891.20	3.79	1,021.30	4.05
Class S	1,000	0.69%	891.30	3.31	1,021.80	3.54
Class N	1,000	1.49%	887.60	7.13	1,017.80	7.62
Small/Mid Cap Opportunities Fund
Class A	1,000	1.14%	886.80	5.45	1,019.60	5.83
Class L	1,000	0.89%	887.70	4.26	1,020.80	4.56
Class Y	1,000	0.79%	888.10	3.78	1,021.30	4.05
Class S	1,000	0.69%	888.20	3.30	1,021.80	3.54
Global Fund
Class A	1,000	1.43%	856.20	6.73	1,018.10	7.31
Class L	1,000	1.14%	857.50	5.37	1,019.60	5.83
Class Y	1,000	1.03%	857.60	4.85	1,020.10	5.27
Class S	1,000	0.89%	857.70	4.19	1,020.80	4.56
Class N	1,000	1.52%	855.30	7.15	1,017.60	7.77
International Equity Fund
Class A	1,000	1.48%	869.20	7.01	1,017.80	7.57
Class L	1,000	1.21%	870.30	5.74	1,019.20	6.19
Class Y	1,000	1.08%	870.70	5.12	1,019.90	5.53
Class S	1,000	1.05%	871.30	4.98	1,020.00	5.38
Focused International Fund
Class A	1,000	1.54%	864.70	7.28	1,017.50	7.87
Class L	1,000	1.27%	866.10	6.01	1,018.90	6.50
Class Y	1,000	1.14%	866.80	5.39	1,019.60	5.83
Class S	1,000	1.03%	866.40	4.87	1,020.10	5.27
Class N	1,000	1.94%	862.70	9.16	1,015.50	9.91
Class Z	1,000	0.98%	867.90	4.64	1,020.40	5.02
Strategic Emerging Markets Fund
Class A	1,000	1.65%	813.40	7.58	1,017.00	8.43
Class L	1,000	1.35%	814.60	6.21	1,018.50	6.91
Class Y	1,000	1.25%	815.10	5.75	1,019.00	6.40
Class S	1,000	1.15%	815.20	5.29	1,019.50	5.89
Class Z	1,000	0.99%	815.90	4.56	1,020.30	5.07

*	Expenses are calculated using the annualized expense ratio for the six months ended October 31, 2011, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Distributor:

MML Distributors, LLC

1295 State Street

Springfield, MA 01111-0001

December 30, 2011

©2011 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com. MassMutual
Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) [of which Retirement Services is a division] and its affiliated companies and sales representatives.	L4544 1211 C:05477-04

Item 2. Code of Ethics.

As of October 31, 2011, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended October 31, 2011, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Nabil N. El-Hage, a member of the Audit Committee, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. El-Hage is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for 2011 and 2010 were $596,500 and $585,770, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. The aggregate fees billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010 were $0 and $117,100, respectively. The 2010 audit related fees were for work performed in connection with an internal control review.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for 2011 and 2010 were $117,206 and $108,823, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for 2011 and 2010. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for 2011 and 2010.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during 2011 and 2010 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years 2011 and 2010 were $1,436,469 and $988,917, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant's adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP's independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MassMutual Premier Funds

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 1/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric Wietsma
Eric Wietsma, President and Principal Executive Officer

Date 1/6/12

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date 1/6/12